UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04347

GMO Trust

(Exact name of the registrant as specified in charter)

53 State Street, 33rd Floor, Boston, MA 02109

(Address of principal executive offices) (Zip Code)

Tara Pari, Chief Executive Officer, 53 State Street, 33rd Floor, Boston, MA 02109

(Name and address of agent for services)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/29/24

Date of reporting period: 02/29/24

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the period ended February 29, 2024 are filed herewith.

GMO Trust

Annual Report

February 29, 2024

Climate Change Fund

Emerging Markets ex-China Fund

Emerging Markets Fund

International Equity Fund

International Opportunistic Value Fund

(formerly Tax-Managed International Equities Fund)

Japan Value Creation Fund

Quality Cyclicals Fund

Quality Fund

Resource Transition Fund

Resources Fund

Small Cap Quality Fund

U.S. Equity Fund

U.S. Opportunistic Value Fund

U.S. Small Cap Value Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT, which is available on the Commission’s website at www.sec.gov. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. The GMO Trust Statement of Additional Information includes additional information about the Trustees of GMO Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

This page has been left blank intentionally.

GMO Climate Change Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the MSCI All Country World Index (“ACWI”) is included for comparative purposes.

Class III shares of GMO Climate Change Fund returned -23.16% (net) for the fiscal year ended February 29, 2024, as compared with +23.15% for the MSCI ACWI.

The Fund’s clean energy holdings, approximately half of the portfolio by weight, returned -41.8% for the year. This accounted for almost all the absolute drawdown in performance. Solar, biofuel, and battery companies fell significantly more than broader global markets. SolarEdge and Sunrun, two solar companies, were the two biggest individual detractors.

The Fund’s energy efficiency and agriculture holdings also fell in absolute terms, while electric grid and water allocations added to absolute returns but trailed broad global equities.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

3

GMO Climate Change Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Climate Change Fund Class III Shares and the MSCI ACWI

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	Since Inception
Class III	-23.16%	6.07%	4/5/17 6.74%
Class R6	-23.18%	n/a	1/16/20 3.59%
Class I	-23.25%	n/a	2/25/20 4.88%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III, R6 and I the gross expense ratio of 0.82%, 0.82% and 0.92%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.77%, 0.77% and 0.87% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

4

GMO Climate Change Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.1%
Mutual Funds	3.0
Preferred Stocks	1.9
Short-Term Investments	0.1
Other	(2.1)

100.0%

Country/Region Summary¤	% of Investments
United States	45.8%
France	12.2
Canada	8.6
South Korea	6.6
Japan	4.9
Germany	4.0
Denmark	3.5
Other Developed	2.1 ‡
Mexico	2.0
Other Emerging	2.0 †
Chile	1.8
Spain	1.5
Finland	1.4
Jersey	1.2
Norway	1.2
Italy	1.2

100.0%

Industry Group Summary	% of Equity Investments#
Clean Energy	47.5%
Energy Efficiency	21.3
Electric Grid	9.3
Copper	8.3
Water	6.9
Agriculture	5.1
Timber	1.6

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

5

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 97.1%
	Argentina — 0.5%
403,072	Adecoagro SA (a)	4,046,843

	Australia — 0.1%
320,055	Clean TeQ Water Ltd. * (a)	81,279
1,399,037	Sunrise Energy Metals Ltd. * (a)	332,594

	Total Australia	413,873

	Brazil — 0.9%
782,104	SLC Agricola SA	3,093,111
347,800	Suzano SA	3,942,494

	Total Brazil	7,035,605

	Canada — 8.7%
476,293	Anaergia, Inc. * (a)	100,021
866,625	Canadian Solar, Inc. * (a)	18,277,121
431,300	Capstone Copper Corp. *	2,262,724
47,200	ERO Copper Corp. * (a)	804,085
609,438	First Quantum Minerals Ltd.	5,770,385
1,925,700	Greenlane Renewables, Inc. * (a)	177,366
2,988,987	Ivanhoe Mines Ltd. – Class A*	31,780,631
1,008,392	Largo, Inc. * (a)	1,812,973
1,333,508	Li-Cycle Holdings Corp. * (a)	480,063
201,100	Northland Power, Inc. (a)	3,408,098

	Total Canada	64,873,467

	China — 0.5%
1,438,276	Yutong Bus Co. Ltd. – Class A	3,729,262

	Denmark — 3.6%
13,893	ROCKWOOL AS – B Shares	4,446,463
789,097	Vestas Wind Systems AS *	21,990,574

	Total Denmark	26,437,037

	Finland — 1.5%
249,946	Kemira OYJ	4,502,952
228,677	Neste OYJ	6,268,516

	Total Finland	10,771,468

	France — 12.4%
29,268	Legrand SA	2,964,299
382,954	Nexans SA	39,468,876
18,890	Schneider Electric SE	4,293,547
249,552	STMicroelectronics NV	11,334,801
1,217,788	Valeo SE	14,053,329
579,377	Veolia Environnement SA	17,959,711
114,522	Waga Energy SA *	2,106,192

	Total France	92,180,755

	Germany — 4.0%
177,301	E.ON SE	2,264,009

Shares	Description	Value ($)
	Germany — continued
420,634	Infineon Technologies AG	15,103,097
99,910	Knorr-Bremse AG	6,994,698
28,682	Siemens AG (Registered)	5,678,141

	Total Germany	30,039,945

	Ireland — 0.5%
39,014	Kingspan Group PLC	3,527,992

	Italy — 1.2%
122,103	CNH Industrial NV	1,435,338
146,901	Prysmian SpA	7,331,204

	Total Italy	8,766,542

	Japan — 5.0%
135,300	Ebara Corp.	11,434,485
209,900	GS Yuasa Corp.	3,953,558
101,600	Organo Corp.	5,221,881
783,400	Renesas Electronics Corp. *	12,944,182
180,200	Yokogawa Electric Corp.	3,814,437

	Total Japan	37,368,543

	Jersey — 1.3%
1,726,261	Arcadium Lithium PLC (a)	9,477,173

	Mexico — 2.1%
2,158,469	Grupo Mexico SAB de CV – Series B	10,524,978
2,548,226	Orbia Advance Corp. SAB de CV	4,707,959

	Total Mexico	15,232,937

	Netherlands — 0.7%
87,028	Arcadis NV	5,079,584

	Norway — 1.2%
646,966	Austevoll Seafood ASA	4,910,551
104,314	Mowi ASA	2,014,618
33,929	Salmar ASA	2,154,814

	Total Norway	9,079,983

	Russia — 0.0%
72,215	MMC Norilsk Nickel PJSC (b)	115,323
3	MMC Norilsk Nickel PJSC ADR (b)	—
120,856	PhosAgro PJSC (b)	88,998
2,335	PhosAgro PJSC GDR (b) (c)	576
169,638	Ros Agro PLC GDR (Registered) * (b)	14,637

	Total Russia	219,534

	South Korea — 6.7%
108,922	LG Chem Ltd.	37,202,972
43,995	Samsung SDI Co. Ltd.	12,498,589

	Total South Korea	49,701,561

See accompanying notes to the financial statements.	6

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Spain — 1.5%
19,873	Acciona SA	2,226,267
174,796	Endesa SA	3,148,096
318,585	Iberdrola SA	3,658,996
145,558	Redeia Corp. SA	2,315,878

	Total Spain	11,349,237

	Switzerland — 0.3%
25,328	Landis & Gyr Group AG	1,976,437

	Ukraine — 0.1%
219,994	Kernel Holding SA *	716,135

	United Kingdom — 0.6%
460,000	Lifezone Holdings Ltd.	2,336,800
180,911	National Grid PLC	2,367,221

	Total United Kingdom	4,704,021

	United States — 43.7%
23,600	Advanced Drainage Systems, Inc.	3,852,464
342,762	Aemetis, Inc. * (a)	1,244,226
60,732	AGCO Corp.	6,662,301
28,700	Albemarle Corp.	3,956,295
136,073	Alcoa Corp.	3,702,546
1,004,370	Ameresco, Inc. – Class A*	21,051,595
790,000	Array Technologies, Inc. *	10,775,600
490,391	BorgWarner, Inc.	15,265,872
67,700	Carrier Global Corp.	3,762,766
4,188,389	Clean Energy Fuels Corp. *	12,355,748
188,039	Corteva, Inc.	10,063,847
907,010	Darling Ingredients, Inc. *	38,375,593
6,722	Deere & Co.	2,453,866
34,967	Edison International	2,378,455
43,403	EnerSys	3,987,868
92,622	Enphase Energy, Inc. *	11,763,920
69,739	Exelon Corp.	2,499,446
78,095	First Solar, Inc. *	12,018,040
259,356	Freeport-McMoRan, Inc.	9,806,250
1,171,395	Gevo, Inc. *	1,044,416
5,761,291	GrafTech International Ltd.	10,139,872
973,321	Green Plains, Inc. *	20,731,737
4,200	Hubbell, Inc.	1,598,814
21,500	MasTec, Inc. *	1,622,390
54,748	Mueller Water Products, Inc. – Class A	851,331
14,987	MYR Group, Inc. *	2,434,788
78,348	ON Semiconductor Corp. *	6,183,224
28,209	Owens Corning	4,225,144
59,772	Pentair PLC	4,649,664
166,950	PotlatchDeltic Corp. – (REIT)	7,547,810
61,400	Primoris Services Corp.	2,425,914
196,696	Sensata Technologies Holding PLC	6,770,276
543,176	SolarEdge Technologies, Inc. *	36,485,132
2,642,998	Sunrun, Inc. *	31,821,696
55,995	TE Connectivity Ltd.	8,038,642

Shares	Description	Value ($)
	United States — continued
22,600	Veralto Corp.	1,953,092

	Total United States	324,500,640

	TOTAL COMMON STOCKS (COST $913,333,749)	721,228,574

	PREFERRED STOCKS (d) — 1.9%
	Chile — 1.9%
276,504	Sociedad Quimica y Minera de Chile SA
	Sponsored ADR (a)	13,747,779

	TOTAL PREFERRED STOCKS (COST $15,186,529)	13,747,779

	MUTUAL FUNDS — 3.0%
	United States — 3.0%
	Affiliated Issuers — 3.0%
4,478,154	GMO U.S. Treasury Fund (e)	22,390,770

	Total United States	22,390,770

	TOTAL MUTUAL FUNDS (COST $22,390,770)	22,390,770

	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
1,093,187	State Street Institutional Treasury Money
	Market Fund – Premier Class, 5.25% (f)	1,093,187

	TOTAL SHORT-TERM INVESTMENTS (COST $1,093,187)	1,093,187

	TOTAL INVESTMENTS — 102.1% (Cost $952,004,235)	758,460,310
	Other Assets and Liabilities (net) — (2.1)%	(15,699,711)

	TOTAL NET ASSETS — 100.0%	$742,760,599

7	See accompanying notes to the financial statements.

GMO Climate Change Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 29, 2024
PhosAgro PJSC GDR	08/09/19	$36,037	0.0%	$576

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	All or a portion of this security is out on loan (Note 2).

(b)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(c)	The security is restricted as to resale.

(d)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(e)	All or a portion of this security is purchased with collateral from securities loaned (Note 2).
(f)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	8

GMO Emerging Markets ex-China Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class VI shares of GMO Emerging Markets ex-China Fund returned +24.22% (net) for the fiscal year ended February 29, 2024, as compared with +19.71% for the MSCI Emerging Markets ex-China Index.

Stock selection drove outperformance for the period. Areas of strong stock selection included Taiwan, Vietnam, Mexico, Brazilian Energy, and Hungarian Financials.

Decisions which detracted from performance included overweight positioning toward South African Materials and underweight positioning toward India and Saudi Arabia.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

9

GMO Emerging Markets ex-China Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Emerging Markets ex-China Fund Class VI Shares and the

MSCI Emerging Markets ex-China Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	Since Inception
Class III	24.10%	11/17/21 -5.77%
Class VI	24.22%	10/18/21 -5.48%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III and VI the gross expense ratio of 0.88% and 0.79%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.80% and 0.67% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

10

GMO Emerging Markets ex-China Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	91.7%
Preferred Stocks	6.6
Mutual Funds	2.0
Other	(0.3)

100.0%

Country/Region Summary¤	% of Investments
Taiwan	26.6%
India	15.8
Brazil	11.4
South Africa	9.4
South Korea	8.1
Mexico	6.9
Indonesia	6.0
Hungary	3.7
Poland	2.8
Vietnam	2.6
United States	2.0 *
Thailand	1.1
Colombia	0.7
Egypt	0.6
Pakistan	0.6
Turkey	0.6
Qatar	0.3
Malaysia	0.2
Russia	0.2
Czech Republic	0.2
Chile	0.1
Greece	0.1

100.0%

Industry Group Summary	% of Equity Investments#
Banks	18.0%
Energy	15.6
Technology Hardware & Equipment	11.7
Semiconductors & Semiconductor Equipment	10.7
Materials	8.3
Food, Beverage & Tobacco	8.3
Financial Services	6.1
Transportation	5.8
Utilities	4.0
Software & Services	2.2
Consumer Discretionary Distribution & Retail	1.7
Consumer Staples Distribution & Retail	1.5
Pharmaceuticals, Biotechnology & Life Sciences	1.4
Capital Goods	1.2
Insurance	1.1
Media & Entertainment	0.8
Consumer Durables & Apparel	0.4
Commercial & Professional Services	0.3
Automobiles & Components	0.2
Telecommunication Services	0.2
Health Care Equipment & Services	0.2
Household & Personal Products	0.1
Real Estate Management & Development	0.1
Consumer Services	0.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

*	Includes companies that are economically tied to emerging markets.
#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

11

GMO Emerging Markets ex-China Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 91.7%
	Brazil — 5.6%
6,500	Alupar Investimento SA	38,939
37,500	Ambev SA ADR	93,375
505,800	Ambev SA	1,279,991
4,600	Auren Energia SA	11,872
210,600	Banco do Brasil SA	2,451,231
64,600	BB Seguridade Participacoes SA	433,257
2,600	BrasilAgro - Co. Brasileira de Propriedades Agricolas	12,406
17,700	Cia de Saneamento de Minas Gerais Copasa MG	73,597
9,900	Cia De Sanena Do Parana	51,441
183,200	CPFL Energia SA	1,304,228
117,627	Enauta Participacoes SA	602,912
136,600	Engie Brasil Energia SA	1,154,660
10,000	Mahle Metal Leve SA	72,197
4,500	Odontoprev SA	10,908
121,800	Petroleo Brasileiro SA	1,009,957
76,400	Petroleo Brasileiro SA Sponsored ADR	1,262,128
2,800	Sao Martinho SA	15,940
20,500	Transmissora Alianca de Energia Eletrica SA	145,984
489,700	Ultrapar Participacoes SA	2,892,236
28,100	Vale SA	378,673

	Total Brazil	13,295,932

	Chile — 0.1%
2,306,662	Colbun SA	317,063

	Colombia — 0.0%
6,104	Interconexion Electrica SA ESP	26,002

	Czech Republic — 0.2%
2,937	Moneta Money Bank AS	12,892
705	Philip Morris CR AS	466,794

	Total Czech Republic	479,686

	Egypt — 0.6%
80,922	Abou Kir Fertilizers & Chemical Industries	175,765
238,179	Commercial International Bank—Egypt (CIB)	563,939
569,836	Eastern Co. SAE	668,536

	Total Egypt	1,408,240

	Greece — 0.1%
1,635	JUMBO SA	47,800
6,773	OPAP SA	123,466

	Total Greece	171,266

	Hungary — 3.8%
27,227	Magyar Telekom Telecommunications PLC	61,810
84,610	MOL Hungarian Oil & Gas PLC	672,967
155,498	OTP Bank Nyrt	7,461,738

Shares	Description	Value ($)
	Hungary — continued
26,388	Richter Gedeon Nyrt	702,112

	Total Hungary	8,898,627

	India — 15.8%
5,950	Ashoka Buildcon Ltd. *	13,416
2,176	Avanti Feeds Ltd.	13,351
391,946	Bharat Petroleum Corp. Ltd.	2,865,163
167,620	Brightcom Group Ltd. *	34,682
85,404	Castrol India Ltd.	214,836
63,704	Chambal Fertilisers & Chemicals Ltd.	272,516
33,205	Chennai Petroleum Corp. Ltd.	355,240
4,827	Colgate-Palmolive India Ltd.	147,091
17,881	Coromandel International Ltd.	230,926
4,800	Dr Reddy’s Laboratories Ltd. ADR	368,544
26,029	Dr Reddy’s Laboratories Ltd.	2,013,495
1,684	EID Parry India Ltd.	12,751
69,273	Engineers India Ltd.	175,193
5,643	Firstsource Solutions Ltd.	13,927
31,146	GHCL Ltd.	192,627
19,736	Godawari Power & Ispat Ltd.	177,109
33,442	Great Eastern Shipping Co. Ltd.	403,369
30,663	Gujarat Narmada Valley Fertilizers &
	Chemicals Ltd.	236,943
26,843	Gujarat Pipavav Port Ltd.	68,912
189,654	Gujarat State Fertilizers & Chemicals Ltd.	499,657
9,293	Gujarat State Petronet Ltd.	41,659
73,612	HCL Technologies Ltd.	1,483,309
2,520	ICICI Securities Ltd.	24,820
2,243	IIFL Finance Ltd.	16,007
694,917	Indiabulls Housing Finance Ltd.	1,595,335
679,567	Indian Oil Corp. Ltd.	1,367,461
22,546	Infosys Ltd.	453,754
77,800	Infosys Ltd. Sponsored ADR	1,552,888
1,034,026	ITC Ltd.	5,068,047
65,918	JM Financial Ltd.	77,222
3,233	Kaveri Seed Co. Ltd.	25,858
3,732	KNR Constructions Ltd.	12,098
3,105	KRBL Ltd.	12,023
10,816	LT Foods Ltd.	23,430
12,956	Mahanagar Gas Ltd.	231,634
662,798	Manappuram Finance Ltd.	1,417,145
1,645	Motilal Oswal Financial Services Ltd.	31,959
19,247	Muthoot Finance Ltd.	300,462
59,524	NCC Ltd.	177,316
5,963	Nippon Life India Asset Management Ltd.	37,056
2,316,252	Oil & Natural Gas Corp. Ltd.	7,396,737
212,509	Petronet LNG Ltd.	700,329
917,089	Power Grid Corp. of India Ltd.	3,143,182
53,179	PTC India Ltd.	129,656
38,484	Rashtriya Chemicals & Fertilizers Ltd.	65,751
20,029	Reliance Industries Ltd.	707,133
35,822	RITES Ltd.	344,963
331	Sanofi India Ltd.	34,329
40,792	Shipping Corp. of India Ltd.	117,434

See accompanying notes to the financial statements.	12

GMO Emerging Markets ex-China Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	India — continued
12,978	Shriram Finance Ltd.	381,130
83,845	Sun TV Network Ltd.	626,624
17,116	Tata Consultancy Services Ltd.	848,042
5,413	Triveni Engineering & Industries Ltd.	21,540
53,666	Ujjivan Small Finance Bank Ltd.	34,580
5,636	West Coast Paper Mills Ltd.	42,269
102,130	Wipro Ltd.	640,120
12,135	Zensar Technologies Ltd.	80,277

	Total India	37,573,327

	Indonesia — 6.0%
2,690,200	AKR Corporindo Tbk. PT	291,112
515,800	Aneka Tambang Tbk. PT	47,905
749,100	Astra International Tbk. PT	249,374
7,818,600	Bank Central Asia Tbk. PT	4,919,978
4,631,600	Bank Mandiri Persero Tbk. PT	2,068,813
6,528,700	Bank Negara Indonesia Persero Tbk. PT	2,495,166
9,920,200	Bank Rakyat Indonesia Persero Tbk. PT	3,865,740
67,800	Indah Kiat Pulp & Paper Tbk. PT	37,682
22,800	Indofood CBP Sukses Makmur Tbk. PT	16,810
35,300	Indofood Sukses Makmur Tbk. PT	14,888
1,674,500	Medco Energi Internasional Tbk. PT	139,239
250,100	Perusahaan Gas Negara Tbk. PT	17,351

	Total Indonesia	14,164,058

	Malaysia — 0.2%
980,800	Dialog Group Bhd	434,028
193,000	Kossan Rubber Industries Bhd	76,453
4,800	United Plantations Bhd	22,399

	Total Malaysia	532,880

	Mexico — 6.9%
213,800	Arca Continental SAB de CV	2,304,802
180,900	Banco del Bajio SA	669,609
8,800	Bolsa Mexicana de Valores SAB de CV	19,052
13,800	Coca-Cola Femsa SAB de CV Sponsored ADR	1,339,290
539,400	Credito Real SAB de CV SOFOM ER * (a)	—
7,200	Fomento Economico Mexicano SAB de CV Sponsored ADR	894,528
1,300	GCC SAB de CV	13,634
13,800	Gentera SAB de CV	20,743
600	Grupo Aeroportuario del Centro Norte SAB de CV ADR	41,748
26,500	Grupo Aeroportuario del Centro Norte SAB de CV	229,672
400	Grupo Aeroportuario del Sureste SAB de CV ADR	117,748
4,655	Grupo Aeroportuario del Sureste SAB de CV – Class B	136,559
748,167	Grupo Financiero Banorte SAB de CV – Class O	7,738,788
92,600	Grupo Mexico SAB de CV – Series B	451,530

Shares	Description	Value ($)
	Mexico — continued
59,800	Kimberly-Clark de Mexico SAB de CV – Class A	132,938
7,200	Orbia Advance Corp. SAB de CV	13,302
57,400	Qualitas Controladora SAB de CV	644,915
32,900	Regional SAB de CV	306,913
344,337	Wal-Mart de Mexico SAB de CV	1,375,388

	Total Mexico	16,451,159

	Pakistan — 0.6%
133,184	Attock Refinery Ltd.	163,327
233,778	Engro Fertilizers Ltd.	123,138
393,000	Fauji Fertilizer Bin Qasim Ltd.	37,623
143,955	Fauji Fertilizer Co. Ltd.	61,515
58,308	Habib Bank Ltd.	24,182
117,568	Hub Power Co. Ltd.	48,114
7,468	Lucky Cement Ltd.	20,045
6,303	Mari Petroleum Co. Ltd.	52,968
764,795	Oil & Gas Development Co. Ltd.	342,853
13,919	Pakistan Oilfields Ltd.	21,288
801,357	Pakistan Petroleum Ltd.	327,146
276,762	SUI Northern Gas Pipeline	67,700
62,565	United Bank Ltd.	43,058

	Total Pakistan	1,332,957

	Poland — 2.8%
14,130	Bank Polska Kasa Opieki SA	612,866
777	Budimex SA	142,028
63,667	Cyfrowy Polsat SA *	186,977
352	Grupa Kety SA	62,166
312,256	ORLEN SA	4,850,373
57,245	Powszechny Zaklad Ubezpieczen SA	704,413
8,900	XTB SA	107,525

	Total Poland	6,666,348

	Qatar — 0.3%
182,128	Industries Qatar QSC	645,842
3,163	Qatar Islamic Bank SAQ	17,514
27,557	Qatar National Bank QPSC	115,315

	Total Qatar	778,671

	Russia — 0.2%
4,036,000	Alrosa PJSC (a) (b)	31,485
434,347	Etalon Group PLC GDR (Registered) * (a)	4,628
131,280	Evraz PLC * (a)	3,392
236,860,000	Federal Grid Co.-Rosseti PJSC * (a)	3,104
102,255	Gazprom Neft PJSC (a)	8,960
897,812	Gazprom PJSC * (a)	15,857
6,151,400	Inter RAO UES PJSC (a)	2,724
122,088	LUKOIL PJSC (a)	98,698
4,327,340	Magnitogorsk Iron & Steel Works
	PJSC * (a) (b)	25,865
7,832	MMC Norilsk Nickel PJSC (a)	12,507
5	MMC Norilsk Nickel PJSC ADR (a)	1

13	See accompanying notes to the financial statements.

GMO Emerging Markets ex-China Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Russia — continued
88,090	Moscow Exchange MICEX-Rates PJSC (a)	1,919
93,370	Novatek PJSC (a)	13,766
1,403,510	Novolipetsk Steel PJSC * (a)	30,555
4,917	PhosAgro PJSC (a)	3,621
95	PhosAgro PJSC GDR (a) (b)	23
11,902	Polyus PJSC * (a) (b)	14,331
1	Polyus PJSC GDR (Registered) (a) (b)	1
50,074,400	RusHydro PJSC (a)	4,131
3,446,432	Sberbank of Russia PJSC (a) (b)	110,361
140,607	Severstal PAO GDR (Registered) (a) (b)	25,504
2,387,800	Surgutneftegas PJSC (a)	7,672
657,084	Tatneft PJSC (a)	51,777

	Total Russia	470,882

	South Africa — 9.4%
9,628	Absa Group Ltd.	82,192
118,896	Anglo American Platinum Ltd.	4,573,770
18,133	Aspen Pharmacare Holdings Ltd.	185,249
136,627	AVI Ltd.	637,626
610	Bid Corp. Ltd.	14,259
262	Capitec Bank Holdings Ltd.	27,604
51,064	Clicks Group Ltd.	797,351
16,765	Coronation Fund Managers Ltd.	27,302
3,700	DRDGOLD Ltd. Sponsored ADR	24,975
1,505,799	FirstRand Ltd.	5,094,259
139,900	Foschini Group Ltd.	764,044
649,498	Impala Platinum Holdings Ltd.	2,204,121
36,501	Investec Ltd.	229,789
33,165	Kumba Iron Ore Ltd.	928,587
141,842	Mr Price Group Ltd.	1,257,862
19,771	MTN Group Ltd.	86,176
48,832	Nedbank Group Ltd.	558,653
168,504	Ninety One Ltd.	343,674
32,694	Omnia Holdings Ltd.	106,472
103,194	Sanlam Ltd.	395,620
56,393	Shoprite Holdings Ltd.	759,750
511,902	Sibanye Stillwater Ltd.	527,613
296,600	Sibanye Stillwater Ltd. ADR	1,221,992
51,361	Tiger Brands Ltd.	533,361
100,522	Truworths International Ltd.	377,070
61,640	Vodacom Group Ltd.	302,662
64,078	Woolworths Holdings Ltd.	214,338

	Total South Africa	22,276,371

	South Korea — 8.1%
1,750	BGF retail Co. Ltd. *	173,643
19,860	Cheil Worldwide, Inc.	275,905
35,641	Daou Data Corp. *	369,300
3,718	DB Insurance Co. Ltd. *	275,892
98,673	Dongwon Development Co. Ltd. *	222,519
6,693	F&F Co. Ltd.	363,903
14,102	Hotel Shilla Co. Ltd.	636,475

Shares	Description	Value ($)
	South Korea — continued
5,051	Hyundai Marine & Fire Insurance Co. Ltd. *	119,465
9,677	Hyundai Mipo Dockyard Co. Ltd. *	457,107
145	Hyundai Mobis Co. Ltd.	26,448
3,205	INTOPS Co. Ltd.	69,934
5,441	JB Financial Group Co. Ltd.	53,776
11,052	JYP Entertainment Corp. *	611,694
4,016	KCC Glass Corp.	123,846
4,113	Kia Corp. *	385,174
62,979	KT&G Corp.	4,398,750
6,458	LOTTE Fine Chemical Co. Ltd. *	230,571
4,107	Mirae Asset Securities Co. Ltd. *	27,871
16,949	NH Investment & Securities Co. Ltd. *	149,654
113	NongShim Co. Ltd.	29,511
6,645	Orion Corp.	463,465
9,985	Pearl Abyss Corp. *	227,579
4,028	S-1 Corp.	175,558
109,531	Samsung Electronics Co. Ltd.	6,045,331
8,517	Samsung Securities Co. Ltd.	266,182
683	Soulbrain Co. Ltd. *	140,007
8,842	TKG Huchems Co. Ltd. *	133,196
254,116	Woori Financial Group, Inc.	2,847,335
75	Young Poong Corp. *	28,433

	Total South Korea	19,328,524

	Taiwan — 26.7%
116,000	Acer, Inc.	165,900
5,000	Acter Group Corp. Ltd.	30,858
13,897	Advantech Co. Ltd.	171,516
114,000	Asia Cement Corp.	145,927
24,000	Capital Securities Corp.	12,729
850,000	Catcher Technology Co. Ltd.	5,296,022
166,000	Chicony Electronics Co. Ltd.	985,427
83,000	China General Plastics Corp.	53,446
298,000	Chipbond Technology Corp.	669,453
46,000	ChipMOS Technologies, Inc.	64,210
9,000	Darfon Electronics Corp.	15,162
25,000	Dynapack International Technology Corp.	64,301
121,000	Elitegroup Computer Systems Co. Ltd.	122,701
1,308,600	Evergreen Marine Corp. Taiwan Ltd.	6,855,376
108,000	Everlight Electronics Co. Ltd.	170,853
40,000	Feng Hsin Steel Co. Ltd.	86,287
44,000	First Financial Holding Co. Ltd.	37,738
36,000	FLEXium Interconnect, Inc.	98,374
110,000	Formosa Advanced Technologies Co. Ltd.	127,076
406,897	Foxconn Technology Co. Ltd.	640,093
6,000	Fusheng Precision Co. Ltd.	42,756
52,000	Giant Manufacturing Co. Ltd.	336,051
33,000	Global Brands Manufacture Ltd.	68,189
23,000	Global Mixed Mode Technology, Inc.	189,008
83,000	Grand Pacific Petrochemical	37,168
6,000	Grape King Bio Ltd.	29,445
79,000	Greatek Electronics, Inc.	149,548
30,000	Hannstar Board Corp.	53,753

See accompanying notes to the financial statements.	14

GMO Emerging Markets ex-China Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Taiwan — continued
1,030,000	Hon Hai Precision Industry Co. Ltd.	3,358,290
17,239	Innodisk Corp.	166,712
344,000	King’s Town Bank Co. Ltd.	486,072
104,000	Kung Long Batteries Industrial Co. Ltd.	435,927
49,000	Largan Precision Co. Ltd.	4,021,400
28,000	MediaTek, Inc.	1,010,417
474,000	Micro-Star International Co. Ltd.	2,868,447
364,000	Mitac Holdings Corp.	487,436
45,000	momo.com, Inc.	632,800
233,528	Nantex Industry Co. Ltd.	261,229
7,000	Nien Made Enterprise Co. Ltd.	81,944
186,000	Novatek Microelectronics Corp.	3,540,203
11,000	Powertech Technology, Inc.	54,356
324,000	Primax Electronics Ltd.	746,534
154,000	Radiant Opto-Electronics Corp.	719,153
7,000	Raydium Semiconductor Corp.	99,138
53,744	Shanghai Commercial & Savings Bank Ltd.	76,520
25,000	Shin Zu Shing Co. Ltd.	133,720
53,000	Simplo Technology Co. Ltd.	715,481
19,750	Sporton International, Inc.	147,081
116,000	T3EX Global Holdings Corp.	338,155
63,000	TaiDoc Technology Corp.	316,752
25,000	Taiwan Fertilizer Co. Ltd.	52,698
45,000	Taiwan Hon Chuan Enterprise Co. Ltd.	207,083
68,180	Taiwan Semiconductor Manufacturing Co.
	Ltd. Sponsored ADR	8,772,721
401,000	Taiwan Semiconductor Manufacturing Co.
	Ltd.	8,787,721
54,000	Taiwan Surface Mounting Technology
	Corp.	167,778
2,000	TCI Co. Ltd.	10,175
6,000	Test Research, Inc.	13,855
11,000	Topkey Corp.	65,154
9,000	Transcend Information, Inc.	22,788
139,000	Tripod Technology Corp.	916,437
63,000	Tung Ho Steel Enterprise Corp.	154,016
33,000	TXC Corp.	104,297
16,000	United Integrated Services Co. Ltd.	148,521
24,200	United Microelectronics Corp. Sponsored
	ADR	185,856
269,000	United Microelectronics Corp.	414,752
396,000	USI Corp.	228,266
641,250	Wan Hai Lines Ltd.	1,021,522
2,920,000	Yang Ming Marine Transport Corp.	4,606,841

	Total Taiwan	63,297,615

	Thailand — 1.1%
408,900	Berli Jucker PCL NVDR	275,906
406,800	Osotspa PCL NVDR	230,253
503,700	PTT Exploration & Production PCL NVDR	2,115,208
126,700	Regional Container Lines PCL NVDR	78,671

	Total Thailand	2,700,038

Shares	Description	Value ($)
	Turkey — 0.6%
1,007,710	Hektas Ticaret TAS *	616,277
34,840	Is Yatirim Menkul Degerler AS	41,402
875,117	Koza Altin Isletmeleri AS	641,666

	Total Turkey	1,299,345

	Vietnam — 2.6%
169,765	Duc Giang Chemicals JSC	771,836
14,300	IDICO Corp. JSC	34,176
159,100	PetroVietNam Ca Mau Fertilizer JSC	218,247
51,500	Petrovietnam Fertilizer & Chemicals JSC	72,785
105,700	PetroVietnam Technical Services Corp.	157,654
216,800	Sai Gon-Ha Noi Securities JSC *	155,773
56,598	Saigon—Hanoi Commercial JSB *	27,141
175,100	Saigon Thuong Tin Commercial JSB *	224,485
826,300	SSI Securities Corp.	1,243,600
250,100	Vietnam Dairy Products JSC	731,062
105,819	Vietnam Joint Stock Commercial Bank for
	Industry & Trade *	152,944
19,800	Vinhomes JSC *	34,913
258,500	VIX Securities JSC *	192,786
2,226,700	VNDirect Securities Corp. *	2,053,748

	Total Vietnam	6,071,150

	TOTAL COMMON STOCKS (COST $266,843,602)	217,540,141

	PREFERRED STOCKS (c) — 6.6%
	Brazil — 5.9%
442,000	Bradespar SA	1,884,975
34,400	Cia de Ferro Ligas da Bahia FERBASA	66,778
1,017,000	Cia Energetica de Minas Gerais	2,448,852
1,028,970	Itausa SA	2,132,001
724,169	Petroleo Brasileiro SA	5,847,427
74,717	Petroleo Brasileiro SA ADR	1,208,174
23,900	Unipar Carbocloro SA – Class B	318,132

	Total Brazil	13,906,339

	Colombia — 0.7%
53,500	Bancolombia SA Sponsored ADR	1,739,820

	Russia — 0.0%
3,948,700	Surgutneftegas PJSC (a)	26,858
31,500	Transneft PJSC (a)	5,546

	Total Russia	32,404

	TOTAL PREFERRED STOCKS (COST $15,827,156)	15,678,563

15	See accompanying notes to the financial statements.

GMO Emerging Markets ex-China Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	MUTUAL FUNDS — 2.0%
	United States — 2.0%
	Affiliated Issuers — 2.0%
936,242	GMO U.S. Treasury Fund	4,681,209

	Total United States	4,681,209
	TOTAL MUTUAL FUNDS (COST $4,681,209)	4,681,209

	TOTAL INVESTMENTS — 100.3% (Cost $287,351,967)	237,899,913
	Other Assets and Liabilities (net) — (0.3)%	(608,667)

	TOTAL NET ASSETS — 100.0%	$237,291,246

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 29, 2024
Alrosa PJSC	10/18/21	$7,054,956	0.0%	$31,485
Magnitogorsk Iron & Steel Works PJSC	10/18/21	4,011,995	0.0%	25,865
PhosAgro PJSC GDR	10/18/21	2,465	0.0%	23
Polyus PJSC	10/18/21	2,285,367	0.0%	14,331
Polyus PJSC GDR (Registered)	10/22/21	4	0.0%	1
Sberbank of Russia PJSC	10/18/21	16,614,391	0.0%	110,361
Severstal PAO GDR (Registered)	10/18/21	3,190,235	0.0%	25,504

				$207,570

Notes to Schedule of Investments:

*	Non-income producing security.

(a)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	The security is restricted as to resale.

(c)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	16

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class II shares of GMO Emerging Markets Fund returned +17.55% (net) for the fiscal year ended February 29, 2024, as compared with +8.73% for the MSCI Emerging Markets Index.

A mix of stock selection and allocation decisions contributed to outperformance for the period. China was a top contributor from a mix of underweight allocation and stock selection decisions. Taiwan, Vietnam, Hungary, and Brazilian Energy also added value from a mix of overweight positioning and stock selection.

Decisions which detracted from performance included overweight positioning toward South African Materials and underweight positioning toward India and Saudi Arabia.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

17

GMO Emerging Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Emerging Markets Fund Class II Shares, the MSCI Emerging Markets Index and

the S&P/IFCI Composite

As of February 29, 2024

		Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class II	17.55%	-0.44%	1.76%	n/a
Class III	17.63%	-0.38%	1.82%	n/a
Class VI	17.77%	-0.26%	1.94%	n/a
Class R6	17.54%	n/a	n/a	3/31/20 3.77%
Class I	17.48%	n/a	n/a	1/14/20 -3.82%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

18

GMO Emerging Markets Fund

(A Series of GMO Trust)

For Class II, III, VI, R6 and I the gross expense ratio of 1.00%, 0.92%, 0.83%, 0.99% and 1.12%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.95%, 0.90%, 0.77%, 0.95% and 1.00% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	91.6%
Preferred Stocks	6.9
Short-Term Investments	0.2
Mutual Funds	0.2
Futures Contracts	0.2
Debt Obligations	0.1
Other	0.8

100.0%

Country/Region Summary¤	% of Investments
China	21.1%
Taiwan	20.7
India	9.9
Brazil	8.4
South Africa	8.1
United States	6.0 *
Mexico	5.3
South Korea	4.2
Hungary	3.5
Indonesia	3.3
Vietnam	2.3
Poland	1.8
Thailand	1.2
Colombia	1.0
Pakistan	0.7
Russia	0.6
Czech Republic	0.4
Saudi Arabia	0.3
Qatar	0.3
Egypt	0.2
Turkey	0.1
Malaysia	0.1
Kuwait	0.1
Greece	0.1
Sri Lanka	0.1
Philippines	0.1
Chile	0.1

100.0%

Industry Group Summary	% of Equity Investments#
Banks	19.4%
Energy	14.4
Technology Hardware & Equipment	11.8
Semiconductors & Semiconductor Equipment	8.4
Materials	8.1
Food, Beverage & Tobacco	6.7
Transportation	6.2
Financial Services	6.1
Consumer Discretionary Distribution & Retail	4.2
Utilities	3.2
Capital Goods	2.4
Software & Services	1.5
Real Estate Management & Development	1.3
Insurance	1.3
Pharmaceuticals, Biotechnology & Life Sciences	1.2
Media & Entertainment	1.0
Consumer Staples Distribution & Retail	0.9
Consumer Durables & Apparel	0.6
Automobiles & Components	0.4
Health Care Equipment & Services	0.3
Consumer Services	0.2
Household & Personal Products	0.2
Commercial & Professional Services	0.1
Telecommunication Services	0.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

*	Includes companies that are economically tied to emerging markets.
#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

20

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 91.6%
	Brazil — 4.7%
11,500	Alupar Investimento SA	68,892
170,300	Ambev SA	430,966
3,000	BrasilAgro—Co. Brasileira de Propriedades
	Agricolas	14,315
34,200	Cia de Saneamento de Minas Gerais
	Copasa MG	142,205
14,600	Cia De Sanena Do Parana	75,862
266,700	CPFL Energia SA	1,898,677
125,886	Enauta Participacoes SA	645,244
289,400	Engie Brasil Energia SA	2,446,257
19,500	Mahle Metal Leve SA	140,785
534,200	Petroleo Brasileiro SA	4,429,547
339,900	Petroleo Brasileiro SA Sponsored ADR	5,615,148
9,300	Sao Martinho SA	52,944
6,500	Transmissora Alianca de Energia Eletrica SA	46,287
869,700	Ultrapar Participacoes SA	5,136,568
18,300	Vale SA	246,609

	Total Brazil	21,390,306

	Chile — 0.1%
2,054,952	Colbun SA	282,464

	China — 22.0%
1,505,000	361 Degrees International Ltd.	803,588
557,500	3SBio, Inc.	368,130
3,302,200	Agricultural Bank of China Ltd. – Class A	1,921,719
11,710,000	Agricultural Bank of China Ltd. – Class H	4,803,975
1,428,500	Anhui Conch Cement Co. Ltd. – Class H	3,108,393
52,400	ANTA Sports Products Ltd.	510,850
12,600	Autohome, Inc. ADR	327,474
14,878,000	Bank of China Ltd. – Class H	5,836,659
128,000	Bosideng International Holdings Ltd.	64,381
694,000	China BlueChemical Ltd. – Class H	208,291
2,883,878	China Communications Services Corp. Ltd. – Class H	1,225,011
15,584,148	China Construction Bank Corp. – Class H	9,664,604
1,002,000	China Everbright Environment Group Ltd.	372,415
19,143,000	China Feihe Ltd.	9,521,551
1,936,000	China Lesso Group Holdings Ltd.	920,752
270,000	China Medical System Holdings Ltd.	443,846
639,800	China Merchants Bank Co. Ltd. – Class A	2,838,428
612,000	China Oriental Group Co. Ltd.	92,081
908,232	China Petroleum & Chemical Corp. – Class A	787,370
1,322,000	China Petroleum & Chemical Corp. – Class H	728,360
1,233,249	China Railway Signal & Communication Corp. Ltd. – Class A	836,171
988,000	China Southern Airlines Co. Ltd. – Class H*	367,211
686,000	China Traditional Chinese Medicine Holdings Co. Ltd.	378,507

Shares	Description	Value ($)
	China — continued
590,000	Chinasoft International Ltd.	384,316
3,291,430	COSCO Shipping Holdings Co. Ltd. – Class A	4,803,680
3,242,000	CSPC Pharmaceutical Group Ltd.	2,525,031
19,871	Daqo New Energy Corp. ADR *	422,855
54,100	ENN Energy Holdings Ltd.	439,283
55,000	Fufeng Group Ltd.	33,719
5,300	Fuyao Glass Industry Group Co. Ltd. – Class A	31,883
446,600	GDS Holdings Ltd. – Class A*	379,321
460,500	Greentown China Holdings Ltd.	369,953
976,000	Greentown Service Group Co. Ltd.	350,670
169,700	Hello Group, Inc. Sponsored ADR	1,118,323
10,248,000	Hua Han Health Industry Holdings Ltd. (a)	1
550,500	Industrial & Commercial Bank of China Ltd. – Class A	407,559
14,807,000	Industrial & Commercial Bank of China Ltd. – Class H	7,590,256
114,650	JD.com, Inc. – Class A	1,293,926
11,817	JOYY, Inc. ADR	372,236
392,000	Kingboard Laminates Holdings Ltd.	243,326
22,000	Kunlun Energy Co. Ltd.	18,755
3,612,000	Lenovo Group Ltd.	3,990,282
150,500	Li Ning Co. Ltd.	372,354
63,800	Livzon Pharmaceutical Group, Inc. – Class A	340,736
557,000	Lonking Holdings Ltd.	93,589
132,542	Lufax Holding Ltd. ADR	413,531
395,400	Microport Scientific Corp. *	387,850
236,000	Minth Group Ltd.	401,497
801,000	Nine Dragons Paper Holdings Ltd. *	371,369
328,500	Orient Overseas International Ltd.	5,086,932
462,000	PetroChina Co. Ltd. – Class H	362,352
1,359,000	PICC Property & Casualty Co. Ltd. –
	Class H	1,857,914
239,200	Ping An Healthcare & Technology Co. Ltd. *	370,891
268,909	Ping An Insurance Group Co. of China Ltd. – Class A	1,597,893
44,500	SciClone Pharmaceuticals Holdings Ltd.	74,128
1,613,000	Sinopec Engineering Group Co. Ltd. – Class H	884,384
129,500	Sinotruk Hong Kong Ltd.	342,593
85,000	Smoore International Holdings Ltd. (b)	59,089
6,000	Tencent Holdings Ltd.	210,184
627,000	Uni-President China Holdings Ltd.	376,384
555,585	Vipshop Holdings Ltd. ADR *	10,695,011
45,000	Want Want China Holdings Ltd.	24,841
41,067	Weibo Corp. Sponsored ADR	374,531
247,400	Weichai Power Co. Ltd. – Class A	580,727
653,000	Weichai Power Co. Ltd. – Class H	1,285,340
4,400	WuXi AppTec Co. Ltd. – Class H	27,124
1,496,200	Xiaomi Corp. – Class B*	2,514,249
88,200	Xinhua Winshare Publishing & Media Co. Ltd. – Class A	166,740

21	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	China — continued
699,500	Xtep International Holdings Ltd.	386,849
62,000	Yadea Group Holdings Ltd.	97,406
572,000	Zhejiang Expressway Co. Ltd. – Class H	436,219

	Total China	101,097,849

	Colombia — 0.0%
11,421	Interconexion Electrica SA ESP	48,652

	Czech Republic — 0.4%
307,073	Moneta Money Bank AS	1,347,945
677	Philip Morris CR AS	448,255

	Total Czech Republic	1,796,200

	Egypt — 0.2%
457,148	Commercial International Bank - Egypt (CIB)	1,082,393

	Greece — 0.1%
2,645	JUMBO SA	77,327
13,260	OPAP SA	241,719

	Total Greece	319,046

	Hungary — 3.7%
72,782	Magyar Telekom Telecommunications PLC	165,228
162,396	MOL Hungarian Oil & Gas PLC	1,291,657
291,191	OTP Bank Nyrt	13,973,112
50,648	Richter Gedeon Nyrt	1,347,604

	Total Hungary	16,777,601

	India — 10.4%
759,607	Bharat Petroleum Corp. Ltd.	5,552,799
365,251	Brightcom Group Ltd. *	75,574
20,428	Castrol India Ltd.	51,387
137,672	Chambal Fertilisers & Chemicals Ltd.	588,939
33,808	Chennai Petroleum Corp. Ltd.	361,691
4,901	Colgate-Palmolive India Ltd.	149,346
15,607	Coromandel International Ltd.	201,558
94,677	GHCL Ltd.	585,545
3,164	Glenmark Life Sciences Ltd.	33,035
8,815	Godawari Power & Ispat Ltd.	79,105
97,152	Great Eastern Shipping Co. Ltd.	1,171,823
54,520	Gujarat Narmada Valley Fertilizers &
	Chemicals Ltd.	421,293
35,957	Gujarat Pipavav Port Ltd.	92,309
364,045	Gujarat State Fertilizers & Chemicals Ltd.	959,103
12,168	Gujarat State Petronet Ltd.	54,547
138,578	HCL Technologies Ltd.	2,792,398
5,108	ICICI Securities Ltd.	50,309
4,063	IIFL Finance Ltd.	28,996
1,543,742	Indiabulls Housing Finance Ltd.	3,544,001
1,051,727	Indian Oil Corp. Ltd.	2,116,342
79,800	Infosys Ltd. Sponsored ADR	1,592,808
302,831	ITC Ltd.	1,484,258

Shares	Description	Value ($)
	India — continued
146,111	JM Financial Ltd.	171,166
6,826	Kaveri Seed Co. Ltd.	54,596
8,010	KRBL Ltd.	31,015
20,642	LT Foods Ltd.	44,716
24,665	Mahanagar Gas Ltd.	440,973
403	Maharashtra Scooters Ltd.	36,505
1,913,044	Manappuram Finance Ltd.	4,090,328
4,873	Marico Ltd.	30,667
5,673	Motilal Oswal Financial Services Ltd.	110,216
41,538	Muthoot Finance Ltd.	648,444
71,662	NCC Ltd.	213,474
11,075	Nippon Life India Asset Management Ltd.	68,823
3,559,371	Oil & Natural Gas Corp. Ltd.	11,366,523
407,869	Petronet LNG Ltd.	1,344,144
854,366	Power Grid Corp. of India Ltd.	2,928,208
158,762	PTC India Ltd.	387,079
35,554	Rashtriya Chemicals & Fertilizers Ltd.	60,745
92,968	Redington Ltd.	234,052
14	Reliance Industries Ltd.	494
12,829	RITES Ltd.	123,542
712	Sanofi India Ltd.	73,844
1,286	Share India Securities Ltd.	29,057
52,903	Shipping Corp. of India Ltd.	152,300
165,873	Sun TV Network Ltd.	1,239,669
31,426	Tata Consultancy Services Ltd.	1,557,056
10,068	Triveni Engineering & Industries Ltd.	40,063
89,928	Ujjivan Small Finance Bank Ltd.	57,946
1,068	UTI Asset Management Co. Ltd.	11,535
16,155	West Coast Paper Mills Ltd.	121,159
17,589	Zensar Technologies Ltd.	116,357

	Total India	47,771,862

	Indonesia — 3.4%
1,521,500	AKR Corporindo Tbk. PT	164,645
1,002,500	Aneka Tambang Tbk. PT	93,108
1,964,500	Astra International Tbk. PT	653,978
7,419,000	Bank Central Asia Tbk. PT	4,668,524
2,493,600	Bank Mandiri Persero Tbk. PT	1,113,825
9,641,500	Bank Negara Indonesia Persero Tbk. PT	3,684,829
10,295,100	Bank Pembangunan Daerah Jawa Timur Tbk. PT	396,012
12,098,900	Bank Rakyat Indonesia Persero Tbk. PT	4,714,744
103,100	Indah Kiat Pulp & Paper Tbk. PT	57,300
54,800	Indofood CBP Sukses Makmur Tbk. PT	40,403
90,200	Indofood Sukses Makmur Tbk. PT	38,043
10,982,500	Panin Financial Tbk. PT *	181,841
609,000	Perusahaan Gas Negara Tbk. PT	42,249

	Total Indonesia	15,849,501

	Kuwait — 0.1%
39,175	Humansoft Holding Co. KSC	428,871

See accompanying notes to the financial statements.	22

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Malaysia — 0.2%
580,000	Dialog Group Bhd	256,664
308,960	Hibiscus Petroleum Bhd	164,619
658,300	Kossan Rubber Industries Bhd	260,772
12,100	United Plantations Bhd	56,465

	Total Malaysia	738,520

	Mexico — 5.5%
399,900	Arca Continental SAB de CV	4,310,992
148,900	Banco del Bajio SA	551,160
22,000	Bolsa Mexicana de Valores SAB de CV	47,629
29,300	Coca-Cola Femsa SAB de CV Sponsored ADR	2,843,565
315,700	Credito Real SAB de CV SOFOM
	ER * (a) (b)	—
4,200	GCC SAB de CV	44,050
37,300	Gentera SAB de CV	56,067
39,100	Grupo Aeroportuario del Centro Norte SAB de CV	338,874
5,500	Grupo Aeroportuario del Centro Norte SAB de CV ADR	382,690
3,000	Grupo Aeroportuario del Sureste SAB de CV ADR	883,110
3,075	Grupo Aeroportuario del Sureste SAB de CV – Class B	90,208
1,374,335	Grupo Financiero Banorte SAB de CV – Class O	14,215,660
180,500	Grupo Mexico SAB de CV – Series B	880,142
22,700	Orbia Advance Corp. SAB de CV	41,939
182,000	Wal-Mart de Mexico SAB de CV	726,964

	Total Mexico	25,413,050

	Pakistan — 0.7%
147,848	Attock Refinery Ltd.	181,310
62,624	Bank Alfalah Ltd.	12,876
500,033	Engro Fertilizers Ltd.	263,382
824,000	Fauji Fertilizer Bin Qasim Ltd.	78,885
308,405	Fauji Fertilizer Co. Ltd.	131,788
168,181	Habib Bank Ltd.	69,751
222,873	Hub Power Co. Ltd.	91,209
122,628	International Steels Ltd.	28,845
276,907	Kot Addu Power Co. Ltd.	31,221
24,956	Lucky Cement Ltd.	66,986
12,319	Mari Petroleum Co. Ltd.	103,523
47,418	MCB Bank Ltd.	33,813
1,468,701	Oil & Gas Development Co. Ltd.	658,410
40,906	Pakistan Oilfields Ltd.	62,563
3,225,409	Pakistan Petroleum Ltd.	1,316,742
571,557	SUI Northern Gas Pipeline	139,810
129,410	United Bank Ltd.	89,061

	Total Pakistan	3,360,175

	Philippines — 0.1%
8,665,800	Megaworld Corp.	297,755

Shares	Description	Value ($)
	Poland — 1.9%
7,922	Budimex SA	1,448,065
37,648	Cyfrowy Polsat SA *	110,564
531	Grupa Kety SA	93,779
459,143	ORLEN SA	7,132,017

	Total Poland	8,784,425

	Qatar — 0.3%
428,929	Industries Qatar QSC	1,521,019
10,713	Qatar Islamic Bank SAQ	59,321

	Total Qatar	1,580,340

	Russia — 0.5%
31,701,260	Alrosa PJSC (a) (c)	247,304
39,977	Evraz PLC * (a)	1,033
1,432,600,000	Federal Grid Co.-Rosseti PJSC * (a)	18,773
653,911	Fix Price Group PLC GDR (a)	15,442
219,070	Gazprom Neft PJSC (a)	19,196
1,250,860	Gazprom PJSC * (a)	22,092
78,536,400	Inter RAO UES PJSC (a)	34,779
3	LSR Group PJSC GDR (a)	—
239,440	LSR Group PJSC (a)	25,734
285,469	LUKOIL PJSC (a)	230,777
17,490,987	Magnitogorsk Iron & Steel Works
	PJSC * (a) (c)	104,544
474,800	Mechel PJSC * (a) (c)	14,278
37,212	MMC Norilsk Nickel PJSC (a)	59,425
5	MMC Norilsk Nickel PJSC ADR (a)	1
249,660	Mobile TeleSystems PJSC (a)	7,940
4,133,417	Moscow Exchange MICEX-Rates PJSC (a)	90,059
10,015,560	Novolipetsk Steel PJSC * (a)	218,044
11,924	PhosAgro PJSC (a)	8,781
230	PhosAgro PJSC GDR (a) (c)	57
80,094	Polyus PJSC * (a) (c)	96,437
24,938,000	RusHydro PJSC (a)	2,057
13,125,612	Sberbank of Russia PJSC (a) (c)	420,306
706,464	Severstal PAO GDR (Registered) (a) (c)	128,143
68,353	SFI PJSC (a)	11,537
63,500,900	Surgutneftegas PJSC (a)	204,036
2,860,038	Tatneft PJSC (a)	225,365
8,118,000	Unipro PJSC * (a)	1,928
556,430	United Co. Rusal International PJSC * (a)	2,110

	Total Russia	2,210,178

	Saudi Arabia — 0.3%
110,375	National Industrialization Co. *	387,900
162,123	Rabigh Refining & Petrochemical Co. *	357,507
105,592	Saudi Arabian Oil Co.	892,767

	Total Saudi Arabia	1,638,174

	South Africa — 8.5%
8,710	Absa Group Ltd.	74,355
252,770	Anglo American Platinum Ltd.	9,723,724
261,335	AVI Ltd.	1,219,626

23	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	South Africa — continued
92,368	Clicks Group Ltd.	1,442,302
6,858	Coronation Fund Managers Ltd.	11,168
2,229,761	FirstRand Ltd.	7,543,490
380,186	Foschini Group Ltd.	2,076,332
1,055,637	Impala Platinum Holdings Ltd.	3,582,385
188,400	Investec Ltd.	1,186,058
37,090	Kumba Iron Ore Ltd.	1,038,483
394,655	Mr Price Group Ltd.	3,499,821
52,017	MTN Group Ltd.	226,726
16,949	Nedbank Group Ltd.	193,902
506,282	Ninety One Ltd.	1,032,594
184,457	Sanlam Ltd.	707,162
95,998	Shoprite Holdings Ltd.	1,293,325
547,972	Sibanye Stillwater Ltd.	564,790
519,400	Sibanye Stillwater Ltd. ADR (b)	2,139,928
81,805	Tiger Brands Ltd.	849,509
126,764	Woolworths Holdings Ltd.	424,020

	Total South Africa	38,829,700

	South Korea — 2.8%
5,993	Cheil Worldwide, Inc.	83,258
51,421	Daou Data Corp. *	532,807
6,518	DB Insurance Co. Ltd. *	483,665
315,330	Dongwon Development Co. Ltd. *	711,105
3,958	F&F Co. Ltd.	215,199
10,598	HDC Hyundai Development
	Co-Engineering & Construction *	158,259
8,339	Hotel Shilla Co. Ltd.	376,370
5,722	Hyundai Mipo Dockyard Co. Ltd. *	270,287
199	Hyundai Mobis Co. Ltd.	36,297
80,469	JB Financial Group Co. Ltd.	795,317
6,535	JYP Entertainment Corp. *	361,692
10,706	Kia Corp. *	1,002,595
92,216	KT&G Corp.	6,440,799
1,462	Kumho Petrochemical Co. Ltd. *	162,365
2,155	LOTTE Fine Chemical Co. Ltd. *	76,940
6,079	NH Investment & Securities Co. Ltd. *	53,676
4,433	Orion Corp.	309,186
5,904	Pearl Abyss Corp. *	134,565
20,232	Samsung Securities Co. Ltd.	632,310

	Total South Korea	12,836,692

	Sri Lanka — 0.1%
103,983,101	Anilana Hotels & Properties Ltd. * (d) (e)	303,354

	Taiwan — 21.7%
27,000	Allied Supreme Corp.	346,695
40,000	Asia Cement Corp.	51,202
67,000	Capital Securities Corp.	35,534
1,688,000	Catcher Technology Co. Ltd.	10,517,277
350,000	Chicony Electronics Co. Ltd.	2,077,707
284,000	Chipbond Technology Corp.	638,003
11,000	Chlitina Holding Ltd.	66,353

Shares	Description	Value ($)
	Taiwan — continued
321,000	Chong Hong Construction Co. Ltd.	793,195
498,400	Coretronic Corp.	1,121,068
27,000	Darfon Electronics Corp.	45,485
50,000	Dynapack International Technology Corp.	128,601
203,000	Elitegroup Computer Systems Co. Ltd.	205,853
1,773,200	Evergreen Marine Corp. Taiwan Ltd.	9,289,281
56,000	Everlight Electronics Co. Ltd.	88,590
613,000	Farglory Land Development Co. Ltd.	1,089,926
112,000	First Financial Holding Co. Ltd.	96,060
56,000	FLEXium Interconnect, Inc.	153,027
611,778	Foxconn Technology Co. Ltd.	962,393
5,000	Fusheng Precision Co. Ltd.	35,630
63,000	Giant Manufacturing Co. Ltd.	407,138
75,000	Global Brands Manufacture Ltd.	154,976
6,000	Global Mixed Mode Technology, Inc.	49,307
449,000	Grand Pacific Petrochemical	201,067
25,000	Grape King Bio Ltd.	122,688
64,000	Hannstar Board Corp.	114,674
1,714,000	Hon Hai Precision Industry Co. Ltd.	5,588,455
362,000	Huaku Development Co. Ltd.	1,131,638
196,000	Kung Long Batteries Industrial Co. Ltd.	821,556
51,000	Largan Precision Co. Ltd.	4,185,539
17,000	MediaTek, Inc.	613,467
1,051,000	Micro-Star International Co. Ltd.	6,360,205
675,000	Mitac Holdings Corp.	903,900
27,000	momo.com, Inc.	379,680
4,000	Nan Pao Resins Chemical Co. Ltd.	38,104
412,000	Nantex Industry Co. Ltd.	460,871
410,810	Novatek Microelectronics Corp.	7,819,090
10,000	Pixart Imaging, Inc.	54,171
623,000	Primax Electronics Ltd.	1,435,466
295,936	Radiant Opto-Electronics Corp.	1,381,970
43,000	Shin Zu Shing Co. Ltd.	229,999
377,000	Shinkong Insurance Co. Ltd.	828,052
24,000	Sigurd Microelectronics Corp.	53,466
101,468	Simplo Technology Co. Ltd.	1,369,782
221,000	T3EX Global Holdings Corp.	644,244
122,000	TaiDoc Technology Corp.	613,393
52,000	Taiwan Fertilizer Co. Ltd.	109,612
19,200	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	2,470,464
1,115,000	Taiwan Semiconductor Manufacturing Co. Ltd.	24,434,684
97,000	Taiwan Surface Mounting Technology
	Corp.	301,378
71,000	TCI Co. Ltd.	361,202
7,000	Test Research, Inc.	16,165
502,000	Transcend Information, Inc.	1,271,042
169,160	Tripod Technology Corp.	1,115,284
12,000	TTY Biopharm Co. Ltd.	30,771
28,000	TXC Corp.	88,495
3,435,000	Yang Ming Marine Transport Corp.	5,419,349

	Total Taiwan	99,323,224

See accompanying notes to the financial statements.	24

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Thailand — 1.3%
241,800	Berli Jucker PCL NVDR	163,155
240,600	Osotspa PCL NVDR	136,182
2,444,000	Pruksa Holding PCL (Foreign Registered)	839,486
821,100	PTT Exploration & Production PCL	3,448,079
1,252,700	PTT PCL	1,195,676

	Total Thailand	5,782,578

	Turkey — 0.2%
595,888	Hektas Ticaret TAS *	364,423
517,482	Koza Altin Isletmeleri AS	379,435

	Total Turkey	743,858

	Vietnam — 2.4%
308,000	Duc Giang Chemicals JSC	1,400,321
65,000	PetroVietNam Ca Mau Fertilizer JSC	89,164
10,800	PetroVietnam Gas JSC	33,959
322,300	PetroVietnam Technical Services Corp.	480,718
149,700	Pha Lai Thermal Power JSC	83,322
229,600	Sai Gon-Ha Noi Securities JSC *	164,970
927,700	SSI Securities Corp.	1,396,209
480,000	Vietnam Dairy Products JSC	1,403,079
76,700	Vinhomes JSC *	135,244
458,400	VIX Securities JSC *	341,869
5,830,000	VNDirect Securities Corp. *	5,377,174

	Total Vietnam	10,906,029

	TOTAL COMMON STOCKS (COST $789,800,460)	419,592,797

	PREFERRED STOCKS (f) —6.9%
	Brazil — 4.2%
1,200,400	Bradespar SA	5,119,285
1,954,100	Cia Energetica de Minas Gerais	4,705,312
1,170,370	Itausa SA	2,424,979
789,947	Petroleo Brasileiro SA	6,378,563
37,800	Unipar Carbocloro SA – Class B	503,153

	Total Brazil	19,131,292

	Colombia — 1.0%
141,300	Bancolombia SA Sponsored ADR	4,595,076

	Russia — 0.1%
194,570	Nizhnekamskneftekhim PJSC (a)	1,665
79,676,700	Surgutneftegas PJSC (a)	541,932
86,900	Transneft PJSC (a)	15,300

	Total Russia	558,897

	South Korea — 1.6%
150,442	Samsung Electronics Co. Ltd.	7,204,164

	TOTAL PREFERRED STOCKS (COST $77,115,790)	31,489,429

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 0.1%
	United States — 0.1%
500,000	U.S. Treasury Floating Rate Notes,
	Variable Rate, 3 mo. Treasury money
	market yield + 0.20%, 5.53%, due
	01/31/25 (g)	500,579

	TOTAL DEBT OBLIGATIONS (COST $500,221)	500,579

	MUTUAL FUNDS — 0.2%
	United States — 0.2%
	Affiliated Issuers — 0.2%
200,933	GMO U.S. Treasury Fund	1,004,664

	Total United States	1,004,664

	TOTAL MUTUAL FUNDS (COST $1,004,664)	1,004,664

	SHORT-TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.2%
1,013,701	State Street Institutional Treasury Money
	Market Fund – Premier Class, 5.25% (h)	1,013,701

	TOTAL SHORT-TERM INVESTMENTS (COST $1,013,701)	1,013,701

	TOTAL INVESTMENTS — 99.0% (Cost $869,434,836)	453,601,170
	Other Assets and Liabilities (net) — 1.0%	4,692,512

	TOTAL NET ASSETS — 100.0%	$458,293,682

25	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 29, 2024
Alrosa PJSC	09/14/17	$46,779,239	0.1%	$247,304
Magnitogorsk Iron & Steel Works PJSC	02/13/18	14,388,116	0.0%	104,544
Mechel PJSC	11/12/21	883,911	0.0%	14,278
PhosAgro PJSC GDR	02/09/22	5,151	0.0%	57
Polyus PJSC	07/23/20	17,665,998	0.0%	96,437
Sberbank of Russia PJSC	11/10/17	51,393,929	0.1%	420,306
Severstal PAO GDR (Registered)	10/12/17	13,249,420	0.0%	128,143

				$1,011,069

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
535	Mini MSCI Emerging Markets	March 2024	$27,199,400	$836,785

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated. * Non-income producing security.
(a)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	All or a portion of this security is out on loan (Note 2).
(c)	The security is restricted as to resale.
(d)	Investment valued using significant unobservable inputs (Note 2).
(e)	Affiliated company (Note 10).
(f)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(g)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(h)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	26

GMO International Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EAFE Index is included for comparative purposes.

Class III shares of GMO International Equity Fund returned +16.98% (net) for the fiscal year ended February 29, 2024, as compared with +14.41% for the MSCI EAFE Index.

Stock selection drove outperformance for the period with notable contributions from Japan, the United Kingdom, Industrials, Financials, Consumer Staples, and Spanish Consumer Discretionary.

Decisions which detracted from performance included stock selection in the Netherlands and Information Technology. Danish Health Care was also a top detractor due to underweight positioning in Novo Nordisk.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

27

GMO International Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO International Equity Fund Class III Shares and the MSCI EAFE Index

As of February 29, 2024

		Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	16.98%	8.45%	3.71%	n/a
Class IV	17.10%	8.53%	3.78%	n/a
Class I	16.78%	n/a	n/a	5/24/21 2.55%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III, IV and I the gross expense ratio of 0.70%, 0.64% and 0.87%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.67%, 0.61% and 0.84% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

28

GMO International Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.4%
Mutual Funds	7.6
Preferred Stocks	0.4
Debt Obligations	0.1
Futures Contracts	0.0 ^
Short-Term Investments	0.0 ^
Other	(5.5)

100.0%

Country/Region Summary¤	% of Investments
Japan	24.7%
France	13.6
United Kingdom	10.9
United States	8.9
Netherlands	6.7
Italy	6.2
Spain	5.9
Switzerland	5.3
Germany	4.5
Australia	3.0
Sweden	2.2
Norway	2.0
Singapore	1.9
Other Developed	1.8 ‡
Belgium	1.3
Hong Kong	1.1

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	13.1%
Banks	10.8
Pharmaceuticals, Biotechnology & Life
Sciences	8.1
Energy	6.9
Automobiles & Components	6.4
Financial Services	6.3
Consumer Durables & Apparel	6.1
Food, Beverage & Tobacco	5.5
Technology Hardware & Equipment	4.9
Commercial & Professional Services	4.4
Semiconductors & Semiconductor
Equipment	4.3
Software & Services	4.2
Consumer Discretionary Distribution &
Retail	3.7
Materials	3.5
Consumer Staples Distribution & Retail	3.5
Insurance	2.4
Media & Entertainment	2.3
Telecommunication Services	1.1
Transportation	1.1
Health Care Equipment & Services	0.7
Utilities	0.3
Real Estate Management & Development	0.3
Consumer Services	0.1
Household & Personal Products	0.0 ^

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

29

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 97.4%
	Australia — 3.2%
76,104	BlueScope Steel Ltd.	1,131,703
1,011,005	Brambles Ltd.	9,927,044
351,582	Fortescue Ltd.	5,934,003
173,489	GrainCorp Ltd. – Class A	878,989
133,200	Rio Tinto Ltd.	10,726,450
154,801	Super Retail Group Ltd.	1,647,682

	Total Australia	30,245,871

	Austria — 0.4%
68,811	Erste Group Bank AG	2,751,281
30,966	OMV AG	1,364,546

	Total Austria	4,115,827

	Belgium — 1.4%
117,420	Ageas SA	4,990,299
28,823	Bekaert SA	1,429,304
23,408	Groupe Bruxelles Lambert NV	1,760,466
7,270	KBC Group NV	512,119
18,036	Melexis NV	1,518,481
29,381	Proximus SADP	245,947
30,543	Syensqo SA *	2,727,027
277	UCB SA	31,960

	Total Belgium	13,215,603

	Denmark — 0.1%
7,470	Per Aarsleff Holding AS	355,816
1,474	Schouw & Co. AS	126,317

	Total Denmark	482,133

	Finland — 0.4%
561,899	Nokia OYJ	1,980,746
132,316	Stora Enso OYJ – R Shares	1,672,951

	Total Finland	3,653,697

	France — 14.6%
9,822	Amundi SA	647,183
195,302	AXA SA	6,953,122
2,816	Capgemini SE	684,974
320,926	Cie de Saint-Gobain SA	24,740,375
232,125	Cie Generale des Etablissements Michelin
	SCA	8,590,122
105,579	Coface SA	1,515,750
256,874	Credit Agricole SA	3,483,944
100,483	Derichebourg SA	456,826
6,463	Eurazeo SE	546,773
25,473	Ipsen SA	2,798,288
25,959	IPSOS SA	1,811,052
34,139	Metropole Television SA	465,094
143,245	Publicis Groupe SA	15,156,107
212,558	Sanofi SA	20,259,866
14,681	Societe BIC SA	1,060,710

Shares	Description	Value ($)
	France — continued
4,099	Sopra Steria Group	1,051,042
439,253	STMicroelectronics NV—NY Shares	20,038,722
111,203	Television Francaise 1 SA	1,018,473
14,666	TotalEnergies SE (a)	935,605
401,685	TotalEnergies SE (a)	25,603,059

	Total France	137,817,087

	Germany — 4.5%
7,481	Bayerische Motoren Werke AG	884,913
8,368	Heidelberg Materials AG	812,523
5,877	Henkel AG & Co. KGaA	396,502
2,953	Hornbach Holding AG & Co. KGaA	220,278
5,326	Indus Holding AG	130,784
74,087	Infineon Technologies AG	2,660,135
40,876	Kloeckner & Co. SE	286,756
120,151	ProSiebenSat.1 Media SE	788,378
15,233	RTL Group SA	562,437
33,105	Salzgitter AG	849,469
127,133	SAP SE	23,823,870
30,037	Siemens AG (Registered)	5,946,389
67,130	Talanx AG	4,791,791

	Total Germany	42,154,225

	Hong Kong — 1.2%
282,500	ASMPT Ltd.	3,464,729
165,000	CK Hutchison Holdings Ltd.	833,428
202,800	Dah Sing Banking Group Ltd.	128,192
26,869	Dah Sing Financial Holdings Ltd.	56,111
1,107,707	Esprit Holdings Ltd. *	35,319
286,000	HKT Trust & HKT Ltd. – Class SS	348,706
1,045,585	IGG, Inc. *	487,906
122,901	Johnson Electric Holdings Ltd.	167,166
215,640	Kerry Logistics Network Ltd.	242,022
144,326	Luk Fook Holdings International Ltd.	385,911
1,009,331	Pacific Textiles Holdings Ltd.	159,931
383,023	Shun Tak Holdings Ltd. *	40,576
258,026	SmarTone Telecommunications Holdings
	Ltd.	133,411
287,500	Swire Pacific Ltd. – Class A	2,381,630
277,488	Television Broadcasts Ltd. *	114,304
730,000	VSTECS Holdings Ltd.	381,353
72,700	VTech Holdings Ltd.	419,956
2,685,015	WH Group Ltd.	1,613,575

	Total Hong Kong	11,394,226

	Ireland — 0.8%
237,716	Bank of Ireland Group PLC	2,075,969
8,310	CRH PLC	700,616
47,492	Kingspan Group PLC	4,294,648

	Total Ireland	7,071,233

	Italy — 6.7%
67,555	Anima Holding SpA	304,286

See accompanying notes to the financial statements.	30

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Italy — continued
55,598	Banca IFIS SpA	1,010,796
725,075	Banco BPM SpA	4,221,255
307,486	BPER Banca	1,234,507
988,161	Eni SpA	15,216,128
66,604	Esprinet SpA	369,342
280,912	Intesa Sanpaolo SpA	894,538
253,051	MFE-MediaForEurope NV – Class A	577,306
2,362	Sesa SpA	292,751
844,485	Stellantis NV	22,091,385
382,130	UniCredit SpA	12,799,293
22,254	Unieuro SpA	218,378
508,265	Unipol Gruppo SpA	4,087,959

	Total Italy	63,317,924

	Japan — 26.5%
63,520	AOKI Holdings, Inc.	474,378
70,900	Bandai Namco Holdings, Inc.	1,365,270
28,300	Bridgestone Corp.	1,215,273
207,996	Brother Industries Ltd.	3,489,801
13,800	Canon Marketing Japan, Inc.	411,012
182,800	Canon, Inc.	5,345,954
33,200	Credit Saison Co. Ltd.	645,844
102,000	Daido Steel Co. Ltd.	1,207,272
66,290	Daiwabo Holdings Co. Ltd.	1,162,214
312,300	ENEOS Holdings, Inc.	1,347,445
111,200	FUJIFILM Holdings Corp.	7,083,072
9,706	Fuyo General Lease Co. Ltd.	887,429
17,453	Gunze Ltd.	654,796
15,800	Hitachi Ltd.	1,338,584
239,427	Honda Motor Co. Ltd. Sponsored ADR	8,521,207
33,600	Horiba Ltd.	3,284,526
148,200	Inpex Corp.	1,975,315
471,354	ITOCHU Corp.	20,476,055
839,304	Japan Tobacco, Inc.	21,802,184
26,000	Kaga Electronics Co. Ltd.	1,155,497
62,044	Kanematsu Corp.	989,993
200,196	KDDI Corp.	6,052,278
29,293	Komeri Co. Ltd.	682,035
219,700	Marubeni Corp.	3,640,868
53,557	MCJ Co. Ltd.	487,746
240,100	Mitsubishi Corp.	5,150,033
40,000	Mitsubishi Electric Corp.	637,119
2,094,100	Mitsubishi UFJ Financial Group, Inc.	21,512,278
263,638	Mitsui & Co. Ltd.	11,579,651
31,400	Mitsui OSK Lines Ltd.	1,075,323
39,684	Modec, Inc.	808,858
197,600	NEC Corp.	13,337,447
50,126	Nichias Corp.	1,317,723
193,200	Nippon Yusen KK	6,152,734
72,700	ORIX Corp.	1,527,466
82,100	Otsuka Holdings Co. Ltd.	3,331,330
16,800	PAL GROUP Holdings Co. Ltd.	255,454
857,600	Panasonic Holdings Corp.	8,107,433

Shares	Description	Value ($)
	Japan — continued
82,324	Press Kogyo Co. Ltd.	370,257
37,219	Prima Meat Packers Ltd.	562,694
5,983	San-A Co. Ltd.	183,954
64,400	Sanwa Holdings Corp.	1,143,086
21,600	SCREEN Holdings Co. Ltd.	2,712,393
374,500	Seiko Epson Corp.	6,062,254
50,795	Seiko Group Corp.	1,181,677
257,412	Sekisui Chemical Co. Ltd.	3,629,371
625,900	Sekisui House Ltd.	13,942,345
87,081	Sojitz Corp.	2,211,543
403,700	Sumitomo Forestry Co. Ltd.	11,521,681
20,638	T-Gaia Corp.	293,013
15,500	Tokyo Electron Ltd.	3,845,688
96,600	Tokyo Gas Co. Ltd.	2,114,398
101,975	Tokyu Construction Co. Ltd.	566,066
12,428	Towa Pharmaceutical Co. Ltd.	231,268
231,055	Toyota Tsusho Corp.	14,968,545
24,269	TPR Co. Ltd.	350,405
27,369	Valor Holdings Co. Ltd.	442,675
20,256	Warabeya Nichiyo Holdings Co. Ltd.	369,940
1,488,300	Yamaha Motor Co. Ltd.	13,343,102

	Total Japan	250,535,252

	Netherlands — 7.2%
879	ASM International NV	536,847
4,199	ASML Holding NV	3,984,857
99,907	EXOR NV	10,791,564
335,133	ING Groep NV	4,612,047
651,074	Koninklijke Ahold Delhaize NV	19,390,189
271,887	Koninklijke Philips NV	5,477,775
213,233	Randstad NV	11,760,661
73,894	Wolters Kluwer NV	11,669,323

	Total Netherlands	68,223,263

	Norway — 2.1%
55,189	DNB Bank ASA	1,105,089
466,370	Elkem ASA	926,513
673,768	Equinor ASA	16,600,816
35,331	Europris ASA	243,655
102,693	Hoegh Autoliners ASA	1,002,215
38,577	Wallenius Wilhelmsen ASA	370,081

	Total Norway	20,248,369

	Portugal — 0.2%
30,571	CTT-Correios de Portugal SA	120,286
253,973	Navigator Co. SA	1,032,918
156,820	REN—Redes Energeticas Nacionais SGPS
	SA	371,471
757,857	Sonae SGPS SA	697,319

	Total Portugal	2,221,994

	Singapore — 2.1%
730,000	ComfortDelGro Corp. Ltd.	733,432

31	See accompanying notes to the financial statements.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Singapore — continued
483,500	First Resources Ltd.	511,006
932,000	Keppel Ltd.	5,025,859
370,900	Oversea-Chinese Banking Corp. Ltd.	3,582,490
428,300	Sheng Siong Group Ltd.	493,746
87,700	Venture Corp. Ltd.	914,041
87,739	Wilmar International Ltd.	216,680
882,722	Yangzijiang Financial Holding Ltd.	226,738
6,092,722	Yangzijiang Shipbuilding Holdings Ltd.	7,939,353

	Total Singapore	19,643,345

	Spain — 6.3%
2,439,871	Banco Bilbao Vizcaya Argentaria SA	24,335,957
10,898,970	Banco de Sabadell SA	14,174,959
558,276	Banco Santander SA	2,326,607
8,236	Ebro Foods SA	129,732
415,685	Industria de Diseno Textil SA	18,493,024

	Total Spain	59,460,279

	Sweden — 2.3%
134,654	Betsson AB – Class B	1,331,417
121,429	Investor AB – A Shares	3,013,071
344,005	Investor AB – B Shares	8,654,910
399,112	SSAB AB – A Shares	3,121,247
12,582	Volvo AB – A Shares	351,080
204,831	Volvo AB – B Shares	5,643,816

	Total Sweden	22,115,541

	Switzerland — 5.7%
29,579	ABB Ltd. (Registered)	1,364,844
79,648	Adecco Group AG (Registered)	3,192,888
36,168	Ascom Holding AG (Registered)	302,245
209	Forbo Holding AG (Registered)	240,094
31,657	Logitech International SA (Registered) (a)	2,780,118
105,750	Logitech International SA (Registered) (a)	9,357,435
127,838	Novartis AG Sponsored ADR	12,907,803
59,509	Roche Holding AG – Genusschein	15,559,285
57,953	Sandoz Group AG ADR *	1,800,600
227	Swisscom AG (Registered)	129,748
10,851	u-blox Holding AG	1,033,977
86,179	UBS Group AG (Registered) (a)	2,460,565
85,108	UBS Group AG (Registered) (a)	2,421,322
3,995	Zehnder Group AG – Class RG	243,700

	Total Switzerland	53,794,624

	United Kingdom — 11.7%
727,505	3i Group PLC	22,729,479
1,517,686	Barratt Developments PLC	8,954,505
121,982	Bellway PLC	4,160,570
442,583	British American Tobacco PLC	13,149,758
542,745	BT Group PLC	716,408
226,692	Coca-Cola HBC AG	7,066,733
83,864	Crest Nicholson Holdings PLC	224,467
549,133	Ferrexpo PLC *	500,185

Shares / Par Value†	Description	Value ($)
	United Kingdom — continued
50,364	Galliford Try Holdings PLC	153,451
345,636	GSK PLC	7,230,166
249,808	GSK PLC Sponsored ADR	10,466,955
103,137	Halfords Group PLC	197,904
257,012	Imperial Brands PLC	5,536,628
76,115	Investec PLC	476,399
1,313,429	J Sainsbury PLC	4,146,265
71,714	Moneysupermarket.com Group PLC	221,834
101,385	Next PLC	10,659,444
59,045	Persimmon PLC	1,017,548
209,285	Redrow PLC	1,688,816
48,384	RELX PLC	2,118,654
1,559,997	Tesco PLC	5,502,160
109,244	Vesuvius PLC	668,111
308,863	Vodafone Group PLC Sponsored ADR	2,761,235

	Total United Kingdom	110,347,675

	TOTAL COMMON STOCKS (COST $864,642,855)	920,058,168

	PREFERRED STOCKS (b) — 0.4%
	Germany — 0.4%
30,362	Bayerische Motoren Werke AG	3,328,697
4,226	Draegerwerk AG & Co. KGaA	220,038

	Total Germany	3,548,735

	TOTAL PREFERRED STOCKS (COST $2,986,668)	3,548,735

	DEBT OBLIGATIONS — 0.1%
	United States — 0.1%
1,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.04%, 5.36%, due
	07/31/24 (c)	999,953

	TOTAL DEBT OBLIGATIONS (COST $999,809)	999,953

	MUTUAL FUNDS — 7.6%
	United States — 7.6%
	Affiliated Issuers — 7.6%
14,369,347	GMO U.S. Treasury Fund	71,846,735

	Total United States	71,846,735

	TOTAL MUTUAL FUNDS (COST $71,846,735)	71,846,735

See accompanying notes to the financial statements.	32

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
157,299	State Street Institutional Treasury Money
	Market Fund – Premier Class, 5.25% (d)	157,299

	TOTAL SHORT-TERM INVESTMENTS (COST $157,299)	157,299
	TOTAL INVESTMENTS — 105.5% (Cost $940,633,366)	996,610,890

	Other Assets and Liabilities (net) — (5.5)%	(51,559,292)

	TOTAL NET ASSETS — 100.0%	$945,051,598

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
153	MSCI EAFE	March 2024	$17,502,435	$349,013

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated. * Non-income producing security.
(a)	Securities are traded on separate exchanges for the same entity.
(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(c)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(d)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

33	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI World ex USA Index is included for comparative purposes.

Class III shares of GMO International Opportunistic Value Fund returned +12.08% (net) for the fiscal year ended February 29, 2024, as compared with +14.01% for the MSCI World ex USA Index. As of May 22, 2023, the Fund’s strategy was changed from Tax-Managed International Equities to International Opportunistic Value. At that time the benchmark was also changed from the MSCI EAFE Index to the MSCI World ex USA Index, which GMO believes to be better aligned with the Fund’s new strategy.

Stock selection drove underperformance for the period with notable challenges in the Netherlands, France, Germany, Health Care, and Information Technology.

Decisions which added to performance included stock selection in Japan, Italy, Industrials, Financials, and Consumer Discretionary.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

35

GMO International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund)

Class III Shares and the MSCI World ex USA Index

As of February 29, 2024

Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	12.08%	7.15%	2.87%	n/a
Class IV	n/a	n/a	n/a	9/25/23 5.85%
Class I	n/a	n/a	n/a	8/14/23 5.72%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III, IV, and I the gross expense ratio of 1.38%, 1.33%, and 1.48%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent supplement to the prospectus dated August 25, 2023. For the Classes listed above, the corresponding net expense ratio of 0.69%, 0.64%, and 0.79% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

36

GMO International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.6%
Mutual Funds	2.0
Preferred Stocks	0.2
Short-Term Investments	0.2
Other	0.0^

100.0%

Country/Region Summary¤	% of Investments
Japan	21.1%
France	12.7
Canada	12.1
United Kingdom	10.9
Switzerland	6.0
Netherlands	5.7
Italy	5.1
Spain	5.0
Germany	3.7
Australia	3.4
Hong Kong	2.9
Finland	2.2
Sweden	2.0
United States	2.0
Belgium	1.7
Other Developed	1.4 ‡
Denmark	1.1
Norway	1.0
Other Emerging	0.0 †^

100.0%

Industry Group Summary	% of Equity Investments#
Banks	20.1%
Pharmaceuticals, Biotechnology & Life Sciences	11.8
Capital Goods	10.2
Energy	9.3
Automobiles & Components	8.5
Insurance	7.3
Materials	7.1
Food, Beverage & Tobacco	3.9
Telecommunication Services	3.3
Financial Services	3.3
Real Estate Management & Development	2.7
Transportation	2.2
Consumer Staples Distribution & Retail	2.0
Technology Hardware & Equipment	2.0
Consumer Durables & Apparel	1.9
Health Care Equipment & Services	1.3
Media & Entertainment	0.9
Commercial & Professional Services	0.8
Consumer Discretionary Distribution & Retail	0.5
Household & Personal Products	0.4
Semiconductors & Semiconductor Equipment	0.3
Software & Services	0.1
Equity Real Estate Investment Trusts (REITs)	0.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

37

GMO International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 97.6%
	Australia — 3.4%
315,429	BHP Group Ltd.	9,042,186
157,112	BlueScope Steel Ltd.	2,336,330
49,765	Dexus – (REIT)	238,316
5,984	Fortescue Ltd.	100,998
7,445	Rio Tinto Ltd.	599,538

	Total Australia	12,317,368

	Austria — 1.0%
5,345	Erste Group Bank AG	213,710
61,506	OMV AG	2,710,320
25,947	Raiffeisen Bank International AG	540,497

	Total Austria	3,464,527

	Belgium — 1.7%
52,746	Ageas SA	2,241,682
4,352	Groupe Bruxelles Lambert NV	327,305
15,023	KBC Group NV	1,058,263
8,249	Proximus SADP	69,052
2,411	Syensqo SA *	215,266
20,534	UCB SA	2,369,201

	Total Belgium	6,280,769

	Canada — 12.1%
4,700	Alimentation Couche-Tard, Inc.	291,492
140,300	B2Gold Corp. (a)	338,047
249,771	B2Gold Corp. (a)	599,450
571	Bank of Montreal	51,676
31,700	Bank of Nova Scotia (a)	1,537,175
97,901	Bank of Nova Scotia (a)	4,745,262
9,700	Canadian Imperial Bank of Commerce (a)	459,002
98,486	Canadian Imperial Bank of Commerce (a)	4,660,358
7,200	Canadian Tire Corp. Ltd. – Class A	732,653
20,600	Canadian Western Bank	440,036
9,600	CI Financial Corp.	119,686
13,700	Enerplus Corp.	242,777
69,200	Great-West Lifeco, Inc.	2,131,349
27,700	iA Financial Corp., Inc.	1,717,741
4,700	Imperial Oil Ltd.	294,090
8,970	Magna International, Inc. (a)	494,426
17,600	Magna International, Inc. (a)	969,773
81,174	Manulife Financial Corp. (a)	1,927,071
148,600	Manulife Financial Corp. (a)	3,526,807
5,900	National Bank of Canada	460,514
4,993	Nutrien Ltd. (a)	260,834
50,800	Nutrien Ltd. (a)	2,651,639
85,600	Parex Resources, Inc.	1,381,306
111,500	Power Corp. of Canada	3,221,394
9,700	Russel Metals, Inc.	317,842
8,600	Sun Life Financial, Inc. (a)	456,757
67,772	Sun Life Financial, Inc. (a)	3,600,049
81,800	Toronto-Dominion Bank	4,911,677

Shares	Description	Value ($)
	Canada — continued
18,700	West Fraser Timber Co. Ltd.	1,504,929

	Total Canada	44,045,812

	Denmark — 1.1%
625	AP Moller - Maersk AS – Class A	848,983
898	AP Moller - Maersk AS – Class B	1,274,390
1,760	Carlsberg AS – Class B	245,842
51,720	H Lundbeck AS	250,397
8,043	Pandora AS	1,300,715

	Total Denmark	3,920,327

	Finland — 2.1%
935,847	Nokia OYJ	3,298,947
216,668	Outokumpu OYJ	959,733
183,749	Stora Enso OYJ – R Shares	2,323,250
12,348	TietoEVRY OYJ	288,238
36,531	Valmet OYJ	957,573

	Total Finland	7,827,741

	France — 12.7%
30,047	APERAM SA	918,828
4,235	ArcelorMittal SA	110,472
4,936	Arkema SA	511,626
7,923	AXA SA	282,074
104,649	BNP Paribas SA	6,281,032
31,467	Carrefour SA	528,688
71,684	Cie de Saint-Gobain SA	5,526,162
5,193	Ipsen SA	570,467
282,259	Orange SA	3,235,523
98,412	Sanofi SA	9,380,094
119,187	Societe Generale SA	2,894,531
21,335	STMicroelectronics NV—NY Shares	973,303
197,360	TotalEnergies SE	12,579,558
27,190	Valeo SE	313,774
184,657	Vivendi SE	2,063,476

	Total France	46,169,608

	Germany — 3.5%
13,809	Bayerische Motoren Werke AG	1,633,440
41,682	Daimler Truck Holding AG	1,702,894
71,192	Fresenius SE & Co. KGaA	1,993,743
5,141	Henkel AG & Co. KGaA	346,846
81,247	Mercedes-Benz Group AG	6,474,150
74,475	ProSiebenSat.1 Media SE	488,672

	Total Germany	12,639,745

	Hong Kong — 2.9%
232,000	BOC Hong Kong Holdings Ltd.	609,512
416,000	CK Asset Holdings Ltd.	1,913,608
460,500	CK Hutchison Holdings Ltd.	2,326,022
66,000	Kerry Properties Ltd.	108,455
316,500	Sun Hung Kai Properties Ltd.	3,184,709

See accompanying notes to the financial statements.	38

GMO International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Hong Kong — continued
109,500	Swire Pacific Ltd. – Class A	907,091
125,200	Swire Properties Ltd.	257,532
1,800	VTech Holdings Ltd.	10,398
1,968,000	WH Group Ltd.	1,182,681

	Total Hong Kong	10,500,008

	Italy — 5.1%
182,287	Banco BPM SpA	1,061,242
161,421	BPER Banca	648,079
208,210	Eni SpA	3,206,107
143,801	Intesa Sanpaolo SpA	457,921
109,436	Leonardo SpA	2,339,757
40,968	Poste Italiane SpA	480,528
271,594	Stellantis NV	7,104,789
47,195	Tenaris SA ADR	1,661,264
208,321	Unipol Gruppo SpA	1,675,519

	Total Italy	18,635,206

	Japan — 21.1%
80,300	Bridgestone Corp.	3,448,284
37,200	Brother Industries Ltd.	624,150
18,800	Credit Saison Co. Ltd.	365,719
111,000	Daiwa House Industry Co. Ltd.	3,205,064
46,100	ENEOS Holdings, Inc.	198,902
170,424	Honda Motor Co. Ltd. Sponsored ADR	6,065,390
170,500	Idemitsu Kosan Co. Ltd.	1,078,163
227,100	Inpex Corp.	3,026,950
77,300	Isuzu Motors Ltd.	1,102,988
110,300	ITOCHU Corp.	4,791,534
141,500	Japan Tobacco, Inc.	3,675,675
41,400	KDDI Corp.	1,251,595
83,900	Kirin Holdings Co. Ltd.	1,166,389
119,200	Komatsu Ltd.	3,460,146
800	Marubeni Corp.	13,258
5,600	Mazda Motor Corp.	65,030
87,100	Mitsubishi Corp.	1,868,255
88,400	Mitsubishi Electric Corp.	1,408,034
6,000	Mitsubishi Gas Chemical Co., Inc.	97,795
428,500	Mitsubishi UFJ Financial Group, Inc.	4,401,896
121,200	Mitsui & Co. Ltd.	5,323,412
62,000	Mitsui OSK Lines Ltd.	2,123,250
19,400	Mizuho Financial Group, Inc.	362,432
108,800	Nippon Yusen KK	3,464,894
1,200	Nitto Denko Corp.	110,333
131,700	Ono Pharmaceutical Co. Ltd.	2,180,900
155,100	ORIX Corp.	3,258,734
79,100	Otsuka Holdings Co. Ltd.	3,209,601
372,900	Panasonic Holdings Corp.	3,525,259
22,400	Seiko Epson Corp.	362,602
12,200	Sekisui House Ltd.	271,763
59,800	Shionogi & Co. Ltd.	2,977,255
29,800	Sojitz Corp.	756,812
4,600	Sompo Holdings, Inc.	269,679

Shares	Description	Value ($)
	Japan — continued
50,700	Sumitomo Forestry Co. Ltd.	1,446,988
7,100	Sumitomo Heavy Industries Ltd.	211,587
41,700	Tosoh Corp.	568,233
42,000	Toyota Tsusho Corp.	2,720,906
248,100	Yamaha Motor Co. Ltd.	2,224,299

	Total Japan	76,684,156

	Netherlands — 5.7%
77,422	Aegon Ltd.	465,322
46,224	ASR Nederland NV	2,133,457
16,244	EXOR NV	1,754,613
377,296	ING Groep NV	5,192,287
131,577	Koninklijke Ahold Delhaize NV	3,918,607
129,128	Koninklijke Philips NV	2,601,574
42,679	NN Group NV	1,904,665
18,093	Randstad NV	997,902
63,982	Signify NV	1,719,411

	Total Netherlands	20,687,838

	Norway — 1.0%
8,358	DNB Bank ASA	167,358
142,774	Equinor ASA	3,517,776

	Total Norway	3,685,134

	Portugal — 0.0%
4,483	Sonae SGPS SA	4,125

	Russia — 0.0%
9,800	Surgutneftegas PJSC (b)	31

	Singapore — 0.5%
183,800	Oversea-Chinese Banking Corp. Ltd.	1,775,308

	Spain — 5.0%
68,124	Acerinox SA	748,024
628,938	Banco Bilbao Vizcaya Argentaria SA	6,273,204
1,701,823	Banco de Sabadell SA	2,213,353
1,304,805	Banco Santander SA	5,437,755
212,858	Repsol SA	3,381,262

	Total Spain	18,053,598

	Sweden — 2.0%
68,733	Investor AB – B Shares	1,729,271
490,248	Telefonaktiebolaget LM Ericsson – B
	Shares	2,662,049
5,033	Volvo AB – A Shares	140,438
105,870	Volvo AB – B Shares	2,917,091

	Total Sweden	7,448,849

	Switzerland — 5.9%
49,018	Adecco Group AG (Registered)	1,965,008
14,543	Holcim AG	1,186,993
44,318	Novartis AG Sponsored ADR	4,474,789

39	See accompanying notes to the financial statements.

GMO International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Switzerland — continued
3,267	Roche Holding AG	903,140
41,828	Roche Holding AG – Genusschein	10,936,392
13,024	Sandoz Group AG ADR *	404,656
694	Swatch Group AG	163,843
2,825	Swisscom AG (Registered)	1,614,704

	Total Switzerland	21,649,525

	United Kingdom — 10.8%
126,252	3i Group PLC	3,944,498
114,595	abrdn PLC	228,204
3,830	British American Tobacco PLC	113,795
214,372	British American Tobacco PLC Sponsored
	ADR	6,407,579
1,756,870	BT Group PLC	2,319,018
35,409	Coca-Cola HBC AG	1,103,815
108,457	GSK PLC Sponsored ADR	4,544,348
260,756	HSBC Holdings PLC Sponsored ADR	10,216,420
1,093,396	ITV PLC	773,680
381,882	Kingfisher PLC	1,132,507
3,701,297	Lloyds Banking Group PLC	2,188,480
696,992	NatWest Group PLC	2,107,424
31,937	Standard Chartered PLC	270,026
17,292	Unilever PLC Sponsored ADR	846,789
365,208	Vodafone Group PLC Sponsored ADR	3,264,960

	Total United Kingdom	39,461,543

	TOTAL COMMON STOCKS
	(COST $338,356,809)	355,251,218

	PREFERRED STOCKS (c) — 0.2%
	Germany — 0.2%
4,681	Bayerische Motoren Werke AG	513,195
5,463	Henkel AG & Co. KGaA	411,002

	Total Germany	924,197

	TOTAL PREFERRED STOCKS
	(COST $881,228)	924,197

	MUTUAL FUNDS — 2.0%
	United States — 2.0%
	Affiliated Issuers — 2.0%
1,426,000	GMO U.S. Treasury Fund	7,130,000

	Total United States	7,130,000

	TOTAL MUTUAL FUNDS
	(COST $7,130,000)	7,130,000

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.2%
585,732	State Street Institutional Treasury Money
	Market Fund – Premier Class, 5.25% (d)	585,732

	TOTAL SHORT-TERM INVESTMENTS
	(COST $585,732)	585,732

	TOTAL INVESTMENTS — 100.0%
	(Cost $346,953,769)	363,891,147
	Other Assets and Liabilities (net) — (0.0)%	(65,029)

	TOTAL NET ASSETS — 100.0%	$363,826,118

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Securities are traded on separate exchanges for the same entity.

(b)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(c)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(d)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	40

GMO-Usonian Japan Value Creation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Usonian Japan Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the Tokyo Stock Price Index (TR) (“TOPIX”) is included for comparative purposes.

Class VI shares of GMO-Usonian Japan Value Creation Fund returned +22.21% (net) for the fiscal year ended February 29, 2024, as compared with +24.79% for TOPIX.

Japanese equities rallied in 2023, posting a total return of +27.77% as measured by the TOPIX for the full year in local terms. Japanese equities were buoyed by expectations of better corporate management due, in part, to the continued pressure on company management and boards from regulators and investors to increase returns. Further, macro factors such as a weaker yen and increasingly sustainable inflation supported equity returns. Inflation is seen as increasingly sustainable due to higher confidence that wages will increase substantially again in 2024, leading to a positive wage-price spiral.

Relative to TOPIX, sector allocation contributed to returns this period. An overweight in Information Technology and underweight in Health Care contributed to returns, while security selection in Materials and Consumer Discretionary detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

41

GMO-Usonian Japan Value Creation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO-Usonian Japan Value Creation Fund Class VI Shares and the Tokyo Stock Price Index (TR)

As of February 29, 2024

	Average Annual Total Returns
	1 Year	Since Inception
Class III	22.17%	12/30/21 4.66%
Class VI	22.21%	9/14/20 7.90%
Class I	22.03%	6/7/21 0.89%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For Class III, VI and I the gross expense ratio of 0.82%, 0.71% and 0.96% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.68%, 0.58%, 0.78% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

42

GMO-Usonian Japan Value Creation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	95.9%
Short-Term Investments	4.1
Other	0.0^

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	28.3%
Food, Beverage & Tobacco	8.8
Technology Hardware & Equipment	8.7
Semiconductors & Semiconductor Equipment	8.0
Materials	7.7
Banks	7.3
Insurance	7.1
Automobiles & Components	6.4
Financial Services	5.5
Health Care Equipment & Services	4.0
Software & Services	3.8
Transportation	2.5
Consumer Durables & Apparel	1.9

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

43

GMO-Usonian Japan Value Creation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 95.9%
	Automobiles & Components — 6.2%
264,400	Isuzu Motors Ltd.	3,772,705
203,600	Stanley Electric Co. Ltd.	3,490,387

	Total Automobiles & Components	7,263,092

	Banks — 7.0%
84,300	Sumitomo Mitsui Financial Group, Inc.	4,696,733
174,600	Sumitomo Mitsui Trust Holdings, Inc.	3,537,960

	Total Banks	8,234,693

	Capital Goods — 27.2%
86,800	EXEO Group, Inc.	1,824,806
201,800	Fuji Corp.	3,475,944
284,000	Fujikura Ltd.	3,475,309
280,000	Kanematsu Corp.	4,467,767
74,800	Kyudenko Corp.	2,909,751
353,600	Mitsubishi Electric Corp.	5,632,134
516,900	Penta-Ocean Construction Co. Ltd.	2,677,978
205,600	THK Co. Ltd.	4,531,055
30,700	Toyota Industries Corp.	3,059,038

	Total Capital Goods	32,053,782

	Consumer Durables & Apparel — 1.8%
99,900	Yamaha Corp.	2,184,707

	Financial Services — 5.3%
183,900	Credit Saison Co. Ltd.	3,577,432
71,400	Zenkoku Hosho Co. Ltd.	2,620,544

	Total Financial Services	6,197,976

	Food, Beverage & Tobacco — 8.4%
216,000	Kirin Holdings Co. Ltd.	3,002,861
127,600	Morinaga & Co. Ltd.	2,287,416
133,600	NH Foods Ltd.	4,669,419

	Total Food, Beverage & Tobacco	9,959,696

	Health Care Equipment & Services — 3.8%
262,800	H.U. Group Holdings, Inc.	4,501,186

	Insurance — 6.8%
55,800	MS&AD Insurance Group Holdings, Inc.	2,788,450
297,800	T&D Holdings, Inc.	5,183,036

	Total Insurance	7,971,486

	Materials — 7.4%
211,900	Denka Co. Ltd.	3,475,686
102,000	Maruichi Steel Tube Ltd.	2,670,084
394,900	Tokai Carbon Co. Ltd.	2,605,138

	Total Materials	8,750,908

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — 7.7%
232,300	Rohm Co. Ltd.	3,957,626
325,800	SUMCO Corp.	5,113,053

	Total Semiconductors & Semiconductor Equipment	9,070,679

	Software & Services — 3.6%
63,300	NEC Corp.	4,272,573
	Technology Hardware & Equipment — 8.3%
121,900	Amano Corp.	2,986,384
147,900	Daiwabo Holdings Co. Ltd.	2,593,022
66,300	FUJIFILM Holdings Corp.	4,223,090

	Total Technology Hardware & Equipment	9,802,496

	Transportation — 2.4%
80,500	Sankyu, Inc.	2,846,507

	TOTAL COMMON STOCKS (COST $108,067,351)	113,109,781

	SHORT-TERM INVESTMENTS — 4.1%
	Money Market Funds — 4.1%
4,835,574	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (a)	4,835,574

	TOTAL SHORT-TERM INVESTMENTS (COST $4,835,574)	4,835,574

	TOTAL INVESTMENTS — 100.0% (Cost $112,902,925)	117,945,355

	Other Assets and Liabilities (net) — 0.0%	26,452
	TOTAL NET ASSETS — 100.0%	$117,971,807

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	44

GMO Quality Cyclicals Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the MSCI All Country World Index (“ACWI”) is included for comparative purposes.

Class VI shares of GMO Quality Cyclicals Fund returned +14.05% (net) for the fiscal year ended February 29, 2024, as compared with +23.15% for the MSCI ACWI.

Relative to MSCI ACWI, sector allocation detracted from relative returns this period. The Health Care (underweight) and Utilities (underweight) allocations made the largest positive impact while Information Technology (underweight) and Energy (overweight) detracted. Security selection within sector detracted from relative returns. Selection results in Communication Services and Industrials made the largest positive impact. Consumer Discretionary and Energy reduced returns. Stock selection within sector was somewhat more material than sector allocation.

The U.S./non-U.S. regional allocation made a negative contribution.

Meta Platforms, Lam Research, and Safran made a positive contribution while NVIDIA (underweight), Darling Ingredients, and BorgWarner had a negative impact.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

45

GMO Quality Cyclicals Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Quality Cyclicals Fund Class VI Shares and the MSCI ACWI

As of February 29, 2024

	Average Annual Total Returns
	1 Year	Since Inception
Class VI	14.05%	5/12/20 17.73%
Class I	13.80%	7/16/21 4.06%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class VI and I the gross expense ratio of 0.55% and 0.75%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.41% and 0.61% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

46

GMO Quality Cyclicals Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.9%
Preferred Stocks	1.4
Short-Term Investments	1.0
Mutual Funds	0.6
Other	0.1

100.0%

Country/Region Summary¤	% of Investments
United States	55.7%
United Kingdom	9.6
Mexico	6.6
France	6.5
Spain	5.8
Canada	5.1
Ireland	3.6
Germany	2.4
Brazil	1.5
Hong Kong	1.3
Finland	1.3
Other Emerging	0.6 †

100.0%

Industry Group Summary	% of Equity Investments#
Consumer Services	16.6%
Financial Services	11.0
Semiconductors & Semiconductor Equipment	9.4
Energy	9.4
Capital Goods	7.0
Media & Entertainment	6.5
Consumer Durables & Apparel	6.2
Materials	6.2
Food, Beverage & Tobacco	5.9
Banks	5.7
Consumer Discretionary Distribution & Retail	5.4
Transportation	3.6
Insurance	2.7
Household & Personal Products	2.5
Automobiles & Components	1.9

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

47

GMO Quality Cyclicals Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%
	Brazil — 0.2%
9,896	Vale SA	133,357

	Canada — 5.1%
10,341	Brookfield Asset Management Ltd. –
	Class A	421,396
53,452	Brookfield Corp. – Class A	2,205,964
27,951	Nutrien Ltd.	1,460,160

	Total Canada	4,087,520

	China — 0.4%
10,017	Tencent Holdings Ltd.	350,902

	Finland — 1.3%
37,759	Neste OYJ	1,035,053

	France — 6.4%
2,264	LVMH Moet Hennessy Louis Vuitton SE	2,066,432
14,845	Safran SA	3,112,855

	Total France	5,179,287

	Germany — 2.4%
13,512	Beiersdorf AG	1,936,823

	Hong Kong — 1.3%
191,484	Galaxy Entertainment Group Ltd.	1,042,585

	Ireland — 3.6%
20,818	Ryanair Holdings PLC Sponsored ADR	2,878,089

	Mexico — 6.5%
246,925	Fomento Economico Mexicano SAB de CV	3,074,493
449,295	Grupo Mexico SAB de CV – Series B	2,190,821

	Total Mexico	5,265,314

	Russia — 0.0%
33,541	LUKOIL PJSC (a)	27,115
72,920	Novatek PJSC (a)	10,751

	Total Russia	37,866

	Spain — 5.8%
32,321	Amadeus IT Group SA	1,912,073
61,571	Industria de Diseno Textil SA	2,739,175

	Total Spain	4,651,248

	United Kingdom — 9.5%
28,637	Berkeley Group Holdings PLC	1,682,513
100,789	Compass Group PLC	2,765,509
67,815	Persimmon PLC	1,168,685
66,064	Shell PLC	2,043,347

	Total United Kingdom	7,660,054

Shares	Description	Value ($)
	United States — 54.4%
14,391	Alphabet, Inc. – Class A*	1,992,578
13,731	American Express Co.	3,012,856
822	Booking Holdings, Inc. *	2,851,378
48,325	BorgWarner, Inc.	1,504,357
19,681	CarMax, Inc. *	1,554,799
10,594	Chevron Corp.	1,610,394
38,526	Darling Ingredients, Inc. *	1,630,035
19,226	EOG Resources, Inc.	2,200,608
7,133	General Electric Co.	1,119,096
22,076	Green Plains, Inc. *	470,219
10,765	Hilton Worldwide Holdings, Inc.	2,199,505
22,152	Intercontinental Exchange, Inc.	3,066,280
2,548	Lam Research Corp.	2,390,661
44,106	Las Vegas Sands Corp.	2,404,659
1,453	Markel Group, Inc. *	2,168,574
5,741	Meta Platforms, Inc. – Class A	2,813,836
27,490	Micron Technology, Inc.	2,490,869
13,756	Otis Worldwide Corp.	1,310,947
11,841	SolarEdge Technologies, Inc. *	795,360
10,546	Texas Instruments, Inc.	1,764,662
40,842	U.S. Bancorp	1,713,730
49,890	Wells Fargo & Co.	2,773,385

	Total United States	43,838,788

	TOTAL COMMON STOCKS
	(COST $58,311,203)	78,096,886

	PREFERRED STOCKS (b) — 1.4%
	Brazil — 1.4%
253,571	Bradespar SA	1,081,391

	TOTAL PREFERRED STOCKS
	(COST $1,131,427)	1,081,391

	MUTUAL FUNDS — 0.6%
	United States — 0.6%
	Affiliated Issuers — 0.6%
100,206	GMO U.S. Treasury Fund	501,028

	Total United States	501,028

	TOTAL MUTUAL FUNDS
	(COST $501,028)	501,028

See accompanying notes to the financial statements.	48

GMO Quality Cyclicals Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.0%
	Money Market Funds — 1.0%
780,113	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (c)	780,113

	TOTAL SHORT-TERM INVESTMENTS (COST $780,113)	780,113

	TOTAL INVESTMENTS — 99.9% (Cost $60,723,771)	80,459,418
	Other Assets and Liabilities (net) — 0.1%	103,043

	TOTAL NET ASSETS — 100.0%	$80,562,461

Notes to Schedule of Investments:

*	Non-income producing security.

(a)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.

(c)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

49	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes.

Class III shares of GMO Quality Fund returned +36.15% (net) for the fiscal year ended February 29, 2024, as compared with +30.45% for the S&P 500 Index.

Relative to the S&P 500, sector allocation added value this period. The Information Technology (overweight) and Energy (underweight) allocations helped returns while Health Care (overweight), Consumer Staples (overweight), and Communication Services (underweight) reduced returns. Security selection within sector added value. Selection results in Communication Services and Health Care helped returns. Information Technology and Consumer Staples detracted from returns. Sector allocation mattered a little more than stock selection within sector.

The allocation to non-U.S. stocks detracted from relative returns.

Meta Platforms, Lam Research, and Eli Lilly made the largest positive impact while NVIDIA (underweight), UnitedHealth, and U.S. Bancorp detracted.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

51

GMO Quality Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Quality Fund Class III Shares and the S&P 500 Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	36.15%	16.44%	14.22%	n/a
Class IV	36.17%	16.49%	14.27%	n/a
Class VI	36.32%	16.55%	14.33%	n/a
Class R6	36.14%	n/a	n/a	11/12/19 15.67%
Class I	36.02%	n/a	n/a	9/26/19 16.40%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class III, IV, VI, R6 and I the gross expense ratio of 0.51%, 0.47%, 0.42%, 0.51% and 0.62%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.50%, 0.46%, 0.41%, 0.49% and 0.59% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

52

GMO Quality Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Country/Region Summary¤	% of Investments
United States	79.1%
United Kingdom	6.3
France	5.0
Germany	3.5
Switzerland	2.8
Taiwan	2.8
Other Developed	0.5 ‡

100.0%

Industry Group Summary	% of Investments
Software & Services	18.1%
Health Care Equipment & Services	14.3
Semiconductors & Semiconductor Equipment	10.4
Pharmaceuticals, Biotechnology & Life Sciences	9.8
Media & Entertainment	7.7
Food, Beverage & Tobacco	7.2
Capital Goods	6.6
Consumer Discretionary Distribution & Retail	5.5
Banks	4.2
Technology Hardware & Equipment	3.1
Financial Services	3.0
Consumer Services	2.9
Household & Personal Products	2.7
Consumer Durables & Apparel	1.5
Short-Term InvestmentsΩ	3.0

100.0%

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
Ω	Includes GMO U.S. Treasury Fund which is used as a short-term vehicle for cash management.

53

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 96.9%
	Banks — 4.2%
4,633,534	U.S. Bancorp	194,423,087
3,644,860	Wells Fargo & Co.	202,617,767

	Total Banks	397,040,854

	Capital Goods — 6.5%
543,215	General Electric Co.	85,225,002
480,068	Knorr-Bremse AG	33,609,556
1,892,810	Otis Worldwide Corp.	180,384,793
1,543,406	Safran SA	323,637,464

	Total Capital Goods	622,856,815

	Consumer Discretionary Distribution & Retail — 5.5%
1,766,731	Amazon.com, Inc.*	312,287,371
2,173,484	TJX Cos., Inc.	215,479,204

	Total Consumer Discretionary Distribution & Retail	527,766,575

	Consumer Durables & Apparel — 1.5%
160,750	LVMH Moet Hennessy Louis Vuitton SE	146,722,166

	Consumer Services — 2.9%
872,691	Amadeus IT Group SA	51,627,392
8,055,112	Compass Group PLC	221,021,015

	Total Consumer Services	272,648,407

	Financial Services — 3.0%
434,683	American Express Co.	95,378,144
689,184	Visa, Inc. – Class A	194,790,966

	Total Financial Services	290,169,110

	Food, Beverage & Tobacco — 7.2%
4,671,919	Coca-Cola Co.	280,408,578
558,254	Constellation Brands, Inc. – Class A	138,737,284
3,323,000	Diageo PLC	124,497,146
1,321,898	Nestle SA, (Registered)	137,103,530

	Total Food, Beverage & Tobacco	680,746,538

	Health Care Equipment & Services — 14.3%
2,281,398	Abbott Laboratories	270,665,058
324,870	Cigna Group	109,201,802
453,688	Elevance Health, Inc.	227,411,110
574,963	Intuitive Surgical, Inc.*	221,705,733
853,909	Quest Diagnostics, Inc.	106,644,695
856,952	UnitedHealth Group, Inc.	422,991,507

	Total Health Care Equipment & Services	1,358,619,905

	Household & Personal Products — 2.7%
13,372,562	Haleon PLC	56,100,970

Shares	Description	Value ($)
	Household & Personal Products — continued
4,094,142	Unilever PLC	199,934,313

	Total Household & Personal Products	256,035,283

	Media & Entertainment — 7.7%
2,483,473	Alphabet, Inc. – Class A*	343,861,672
788,878	Meta Platforms, Inc. – Class A	386,652,774

	Total Media & Entertainment	730,514,446

	Pharmaceuticals, Biotechnology & Life Sciences — 9.8%
346,638	Eli Lilly & Co.	261,254,128
1,891,060	Johnson & Johnson	305,179,263
1,872,600	Merck & Co., Inc.	238,101,090
489,924	Roche Holding AG – Genusschein	128,096,037

	Total Pharmaceuticals, Biotechnology & Life Sciences	932,630,518

	Semiconductors & Semiconductor Equipment — 10.4%
269,100	KLA Corp.	183,606,930
299,112	Lam Research Corp.	280,641,834
11,930,790	Taiwan Semiconductor Manufacturing Co. Ltd.	261,457,480
1,587,001	Texas Instruments, Inc.	265,552,877

	Total Semiconductors & Semiconductor Equipment	991,259,121

	Software & Services — 18.1%
775,480	Accenture PLC – Class A	290,634,394
1,502,991	Microsoft Corp.	621,697,197
2,252,464	Oracle Corp.	251,555,179
827,091	Salesforce, Inc.*	255,422,243
1,610,616	SAP SE	301,818,614

	Total Software & Services	1,721,127,627

	Technology Hardware & Equipment — 3.1%
1,621,962	Apple, Inc.	293,169,631

	TOTAL COMMON STOCKS (COST $4,763,674,020)	9,221,306,996

	MUTUAL FUNDS — 2.9%
	Affiliated Issuers — 2.9%
55,733,810	GMO U.S. Treasury Fund	278,669,053

	TOTAL MUTUAL FUNDS (COST $278,619,235)	278,669,053

See accompanying notes to the financial statements.	54

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
4,467,729	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (a)	4,467,729

	TOTAL SHORT-TERM INVESTMENTS (COST $4,467,729)	4,467,729

	TOTAL INVESTMENTS — 99.8% (Cost $5,046,760,984)	9,504,443,778
	Other Assets and Liabilities (net) — 0.2%	16,935,358

	TOTAL NET ASSETS — 100.0%	$9,521,379,136

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

55	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Resource Transition Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI All Country World Index (“ACWI”) Commodity Producers ex-Energy is included for comparative purposes.

Class VI shares of GMO Resource Transition Fund returned -25.58% (net) for the fiscal year ended February 29, 2024, as compared with the -7.28% for the MSCI ACWI Commodity Producers ex-Energy.

The Fund’s industrial metals portfolio, the largest segment by weight, fell in absolute terms and also underperformed the benchmark. Within the metals portfolio, larger than the benchmark positions in lithium and platinum group metals detracted from returns while stock selection in the copper portfolio added. Ivanhoe was the strongest relative contributor.

The Fund’s energy portfolio, which is primarily an off-benchmark position in clean energy, detracted as the clean energy sector went through a significant correction. SolarEdge and Sunrun, two solar companies, were the biggest detractors.

The Fund’s agriculture and water portfolio delivered diversifying stronger performance and added the most relative return.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

57

GMO Resource Transition Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Resource Transition Fund Class VI Shares and the MSCI ACWI Commodity Producers ex-Energy

As of February 29, 2024

	Average Annual Total Returns
	1 Year	Since Inception
Class VI	-25.58%	2/15/23 -28.48%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class VI the gross expense ratio of 1.59% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Class listed above, the net expense ratio of 0.86% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

58

GMO Resource Transition Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	89.0%
Preferred Stocks	9.3
Mutual Funds	1.7
Short-Term Investments	0.1
Other	(0.1)

100.0%

Country/Region Summary¤	% of Investments
United States	37.0%
Canada	13.7
Brazil	10.7
United Kingdom	8.5
South Africa	3.6
Chile	3.5
France	3.5
Mexico	3.3
Jersey	3.2
Sweden	3.1
China	2.1
Australia	1.7
Denmark	1.6
Other Developed	1.3	‡
Japan	1.2
Finland	1.2
Other Emerging	0.8	†

	100.0%

Industry Group Summary	% of Equity Investments#
Industrial Metals	49.5%
Energy	37.7
Agriculture	8.6
Water	4.2

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

59

GMO Resource Transition Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 89.0%
	Argentina — 0.8%
94,220	Adecoagro SA	945,969

	Australia — 1.7%
64,495	BHP Group Ltd.	1,848,833
578,245	Sunrise Energy Metals Ltd. *	137,467

	Total Australia	1,986,300

	Brazil — 5.0%
238,000	Sao Martinho SA	1,354,911
77,960	SLC Agricola SA	308,321
73,000	Suzano SA	827,493
253,200	Vale SA	3,412,096

	Total Brazil	5,902,821

	Canada — 13.7%
273,200	Anaergia, Inc. *	57,372
90,900	Canadian Solar, Inc. *	1,917,081
163,300	First Quantum Minerals Ltd.	1,546,185
520,000	Greenlane Renewables, Inc. *	47,894
800,800	Ivanhoe Mines Ltd. – Class A*	8,514,567
531,300	Largo, Inc. *	955,216
171,500	Li-Cycle Holdings Corp. *	61,740
155,400	NexGen Energy Ltd. *	1,095,810
26,800	Teck Resources Ltd. – Class B (a)	1,029,656
26,900	Teck Resources Ltd. – Class B (a)	1,033,662

	Total Canada	16,259,183

	China — 2.1%
305,700	Henan Shenhuo Coal & Power Co. Ltd. –
	Class A	781,685
707,269	Western Mining Co. Ltd. – Class A	1,633,539

	Total China	2,415,224

	Denmark — 1.6%
69,422	Vestas Wind Systems AS *	1,934,654

	Finland — 1.2%
14,253	Kemira OYJ	256,778
41,781	Neste OYJ	1,145,305

	Total Finland	1,402,083

	France — 3.5%
13,554	Eramet SA	916,750
24,371	Technip Energies NV	530,002
87,155	Veolia Environnement SA	2,701,658

	Total France	4,148,410

	Italy — 0.5%
33,916	Tenaris SA	602,398

Shares	Description	Value ($)
	Japan — 1.2%
12,500	Ebara Corp.	1,056,401
4,600	Kurita Water Industries Ltd.	187,474
3,900	Organo Corp.	200,446

	Total Japan	1,444,321

	Jersey — 3.2%
681,174	Arcadium Lithium PLC *	3,739,645

	Mexico — 3.3%
809,200	Grupo Mexico SAB de CV – Series B	3,945,765

	Norway — 0.8%
109,225	Austevoll Seafood ASA	829,031
15,580	TGS ASA	153,457

	Total Norway	982,488

	South Africa — 3.6%
83,907	African Rainbow Minerals Ltd.	738,104
699,447	Impala Platinum Holdings Ltd.	2,373,627
1,109,977	Sibanye Stillwater Ltd.	1,144,043

	Total South Africa	4,255,774

	Sweden — 3.1%
141,917	Boliden AB	3,596,801

	United Kingdom — 8.5%
1,727,321	Glencore PLC	8,211,903
28,976	Rio Tinto PLC	1,858,820

	Total United Kingdom	10,070,723

	United States — 35.2%
1,200	Advanced Drainage Systems, Inc.	195,888
67,919	Aemetis, Inc. *	246,546
11,500	AGCO Corp.	1,261,550
162,890	Ameresco, Inc. – Class A*	3,414,174
133,900	Array Technologies, Inc. *	1,826,396
399,020	Clean Energy Fuels Corp. *	1,177,109
44,000	Corteva, Inc.	2,354,880
210,500	Darling Ingredients, Inc. *	8,906,255
1,700	Deere & Co.	620,585
12,800	Enphase Energy, Inc. *	1,625,728
13,100	First Solar, Inc. *	2,015,959
75,200	Freeport-McMoRan, Inc.	2,843,312
484,566	GrafTech International Ltd.	852,836
174,900	Green Plains, Inc. *	3,725,370
17,800	Liberty Energy, Inc.	380,564
32,100	PotlatchDeltic Corp. – (REIT)	1,451,241
29,400	ProPetro Holding Corp. *	217,560
64,900	SolarEdge Technologies, Inc. *	4,359,333
325,646	Sunrun, Inc. *	3,920,778
700	Valmont Industries, Inc.	148,351

See accompanying notes to the financial statements.	60

GMO Resource Transition Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United States — continued
2,100	Veralto Corp.	181,482

	Total United States	41,725,897

	TOTAL COMMON STOCKS (COST $161,317,370)	105,358,456

	PREFERRED STOCKS (b) — 9.3%
	Brazil — 5.7%
1,589,765	Bradespar SA	6,779,790

	Chile — 3.6%
84,100	Sociedad Quimica y Minera de Chile SA Sponsored ADR	4,181,452

	TOTAL PREFERRED STOCKS (COST $16,416,747)	10,961,242

	MUTUAL FUNDS — 1.7%
	United States — 1.7%
	Affiliated Issuers — 1.7%
409,902	GMO U.S. Treasury Fund	2,049,511

	Total United States	2,049,511

	TOTAL MUTUAL FUNDS (COST $2,049,511)	2,049,511

	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
132,146	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (c)	132,146

	TOTAL SHORT-TERM INVESTMENTS (COST $132,146)	132,146

	TOTAL INVESTMENTS — 100.1% (Cost $179,915,774)	118,501,355
	Other Assets and Liabilities (net) — (0.1)%	(84,853)

	TOTAL NET ASSETS — 100.0%	$118,416,502

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Securities are traded on separate exchanges for the same entity.
(b)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(c)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

61	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Resources Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the MSCI All Country World Index (“ACWI”) Commodity Producers Index is included for comparative purposes.

Class III shares of GMO Resources Fund returned -12.67% (net) for the fiscal year ended February 29, 2024, as compared with +0.91% for the MSCI ACWI Commodity Producers Index.

The Fund’s energy portfolio delivered negative absolute returns and the underweight to fossil fuel producers and off-benchmark position in clean energy also led to underperformance versus the benchmark, particularly as the clean energy sector went through a significant correction. SolarEdge and Sunrun, two solar companies, were the two biggest relative detractors. Balancing this, stock selection within the fossil fuel portfolio was strong, with Petrobras and Galp the two biggest contributors to relative performance.

The Fund’s agriculture and water portfolio delivered diversifying stronger performance and added the most relative return.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

63

GMO Resources Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Resources Fund Class III Shares, the MSCI ACWI Commodity Producers and the MSCI ACWI

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	-12.67%	7.37%	5.96%	n/a
Class IV	-12.64%	7.43%	6.00%	n/a
Class VI	-12.57%	n/a	n/a	2/8/22 -8.23%
Class R6	-12.67%	n/a	n/a	1/22/21 -0.38%
Class I	-12.73%	n/a	n/a	1/22/21 -0.47%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III, IV, VI, R6 and I the gross expense ratio of 0.72%, 0.67%, 0.62%, 0.72% and 0.85%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.72%, 0.67%, 0.62%, 0.72% and 0.82% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

64

GMO Resources Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	87.9%
Preferred Stocks	9.0
Mutual Funds	2.8
Short-Term Investments	0.0 ^
Other	0.3

100.0%

Country/Region Summary¤	% of Investments
United States	35.1%
United Kingdom	13.1
Canada	10.4
Brazil	10.4
Portugal	3.6
Norway	2.6
Italy	2.2
South Africa	2.1
France	2.1
Spain	2.1
Chile	2.0
Mexico	1.9
Jersey	1.8
Sweden	1.8
Australia	1.7
Other Developed	1.7	‡
Austria	1.3
China	1.2
Argentina	1.0
Denmark	1.0
Other Emerging	0.9	†

	100.0%

Industry Group Summary	% of Equity Investments#
Energy	61.0%
Industrial Metals	31.2
Agriculture	4.0
Water	2.7
Timber	1.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

65

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 87.9%
	Argentina — 1.0%
951,869	Adecoagro SA	9,556,765
615,400	YPF SA Sponsored ADR *	10,646,420

	Total Argentina	20,203,185

	Australia — 1.7%
7,220,969	Beach Energy Ltd. (a)	7,517,869
630,528	BHP Group Ltd.	18,074,911
735,000	Clean TeQ Water Ltd. *	186,656
1,632,228	Santos Ltd.	7,515,650
1,938,657	Sunrise Energy Metals Ltd. *	460,879

	Total Australia	33,755,965

	Austria — 1.3%
600,080	OMV AG	26,443,089

	Brazil — 3.4%
1,229,400	Enauta Participacoes SA	6,301,445
356,500	PRIO SA	3,134,641
2,330,928	Sao Martinho SA	13,269,752
734,682	SLC Agricola SA	2,905,564
715,000	Suzano SA	8,104,896
2,566,468	Vale SA	34,585,442

	Total Brazil	68,301,740

	Canada — 10.4%
654,900	Anaergia, Inc. *	137,528
804,600	ARC Resources Ltd. (a)	13,712,853
383,400	Birchcliff Energy Ltd. (a)	1,525,521
961,640	Canadian Solar, Inc. * (a)	20,280,988
1,342,500	Crescent Point Energy Corp.	9,800,250
413,300	Enerplus Corp.	7,327,809
1,603,300	First Quantum Minerals Ltd.	15,180,640
1,246,100	Greenlane Renewables, Inc. * (a)	114,772
7,842,900	Ivanhoe Mines Ltd. – Class A* (a)	83,390,227
1,273,509	Largo, Inc. *	2,289,623
1,740,100	Li-Cycle Holdings Corp. * (a)	626,436
409,165	Logan Energy Corp. *	250,235
1,485,400	NexGen Energy Ltd. * (a)	10,474,360
263,200	Teck Resources Ltd. – Class B (b)	10,112,144
263,400	Teck Resources Ltd. – Class B (a) (b)	10,121,438
1,167,100	Vermilion Energy, Inc. (a)	12,943,139
1,379,000	Whitecap Resources, Inc. (a)	9,571,661

	Total Canada	207,859,624

	China — 1.2%
3,112,700	Henan Shenhuo Coal & Power Co. Ltd. – Class A	7,959,280
6,914,445	Western Mining Co. Ltd. – Class A	15,969,896

	Total China	23,929,176

Shares	Description	Value ($)
	Denmark — 1.0%
714,064	Vestas Wind Systems AS *	19,899,552

	Finland — 0.7%
147,303	Kemira OYJ	2,653,767
437,116	Neste OYJ	11,982,265

	Total Finland	14,636,032

	France — 2.1%
133,066	Eramet SA (a)	9,000,166
263,999	Technip Energies NV	5,741,246
845,154	Veolia Environnement SA	26,198,351

	Total France	40,939,763

	Hong Kong — 0.2%
69,044,000	United Energy Group Ltd. (a)	4,224,219

	Hungary — 0.7%
1,714,212	MOL Hungarian Oil & Gas PLC	13,634,416

	Italy — 2.2%
2,426,636	Eni SpA	37,366,385
343,942	Tenaris SA	6,108,917

	Total Italy	43,475,302

	Japan — 0.8%
139,300	Ebara Corp.	11,772,533
53,100	Kurita Water Industries Ltd.	2,164,097
45,400	Organo Corp.	2,333,400

	Total Japan	16,270,030

	Jersey — 1.8%
6,604,821	Arcadium Lithium PLC * (a)	36,260,467

	Mexico — 1.9%
7,924,940	Grupo Mexico SAB de CV – Series B	38,643,048

	Norway — 2.6%
319,367	Aker BP ASA	7,752,204
1,069,161	Austevoll Seafood ASA	8,115,063
1,394,707	Equinor ASA	34,363,867
157,732	TGS ASA	1,553,596

	Total Norway	51,784,730

	Portugal — 3.5%
4,494,529	Galp Energia SGPS SA	70,724,444

	Russia — 0.1%
3,574,704	Gazprom Neft PJSC (c)	313,226
14,145,410	Gazprom PJSC * (c)	249,825
248,399	LUKOIL PJSC (c)	200,810
232,917	MMC Norilsk Nickel PJSC (c)	371,954
9	MMC Norilsk Nickel PJSC ADR * (c)	1
338,098	PhosAgro PJSC (c)	248,973

See accompanying notes to the financial statements.	66

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Russia — continued
6,533	PhosAgro PJSC GDR * (c) (d)	1,611
2	PhosAgro PJSC GDR (Registered) * (c)	—
601,778	Ros Agro PLC GDR (Registered) * (c)	51,925
3,476,399	Tatneft PJSC (c)	273,933

	Total Russia	1,712,258

	Singapore — 0.0%
2,725,600	Ezra Holdings Ltd. * (a) (c)	—

	South Africa — 2.1%
797,962	African Rainbow Minerals Ltd.	7,019,429
7,032,200	Impala Platinum Holdings Ltd.	23,864,312
11,414,513	Sibanye Stillwater Ltd.	11,764,830

	Total South Africa	42,648,571

	Spain — 2.1%
2,576,339	Repsol SA	40,925,297

	Sweden — 1.8%
1,387,392	Boliden AB	35,162,612

	Ukraine — 0.1%
501,341	Kernel Holding SA *	1,631,989

	United Kingdom — 13.0%
12,950,579	BP PLC	75,243,681
17,479,086	Glencore PLC	83,097,791
4,192,985	Harbour Energy PLC	13,394,740
1,221,000	Lifezone Holdings Ltd. *	6,202,680
283,225	Rio Tinto PLC	18,168,980
2,060,849	Shell PLC	63,741,670

	Total United Kingdom	259,849,542

	United States — 32.2%
14,300	Advanced Drainage Systems, Inc.	2,334,332
687,620	Aemetis, Inc. * (a)	2,496,061
112,600	AGCO Corp.	12,352,220
1,080,185	Ameresco, Inc. – Class A*	22,640,678
1,393,300	Array Technologies, Inc. *	19,004,612
578,300	California Resources Corp.	30,169,911
3,917,513	Clean Energy Fuels Corp. *	11,556,663
570,400	ConocoPhillips	64,192,816
430,800	Corteva, Inc.	23,056,416
2,101,300	Darling Ingredients, Inc. *	88,906,003
16,800	Deere & Co.	6,132,840
125,100	Enphase Energy, Inc. *	15,888,951
135,700	First Solar, Inc. *	20,882,873
728,682	Freeport-McMoRan, Inc.	27,551,466
4,836,257	GrafTech International Ltd.	8,511,812
1,744,893	Green Plains, Inc. *	37,166,221
63,300	Gulfport Energy Corp. *	8,987,967
18,629,055	Kosmos Energy Ltd. *	114,382,419
207,400	Liberty Energy, Inc.	4,434,212

Shares	Description	Value ($)
	United States — continued
313,200	Marathon Oil Corp.	7,595,100
117,100	Northern Oil & Gas, Inc.	4,183,983
314,900	PotlatchDeltic Corp. – (REIT)	14,236,629
342,400	ProPetro Holding Corp. *	2,533,760
647,924	SolarEdge Technologies, Inc. *	43,521,055
3,223,917	Sunrun, Inc. * (a)	38,815,961
401,100	Talos Energy, Inc. *	5,290,509
8,400	Valmont Industries, Inc.	1,780,212
24,300	Veralto Corp.	2,100,006
99,300	Vitesse Energy, Inc.	2,257,089

	Total United States	642,962,777

	TOTAL COMMON STOCKS (COST $2,010,803,885)	1,755,877,828

	PREFERRED STOCKS (e) —9.0%
	Brazil — 6.9%
15,570,126	Bradespar SA	66,401,133
8,837,581	Petroleo Brasileiro SA	71,360,564

	Total Brazil	137,761,697

	Chile — 2.0%
815,595	Sociedad Quimica y Minera de Chile SA Sponsored ADR	40,551,384

	Russia — 0.1%
20,237,584	Surgutneftegas PJSC (c)	137,649
7,494,797	Tatneft PJSC (c)	584,512

	Total Russia	722,161

	TOTAL PREFERRED STOCKS (COST $217,529,135)	179,035,242

	MUTUAL FUNDS — 2.8%
	United States — 2.8%
	Affiliated Issuers — 2.8%
11,246,358	GMO U.S. Treasury Fund	56,231,789

	Total United States	56,231,789

	TOTAL MUTUAL FUNDS (COST $56,225,907)	56,231,789

67	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
818,410	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (f)	818,410

	TOTAL SHORT-TERM INVESTMENTS (COST $818,410)	818,410

	TOTAL INVESTMENTS — 99.7% (Cost $2,285,377,337)	1,991,963,269
	Other Assets and Liabilities (net) — 0.3%	5,295,565

	TOTAL NET ASSETS — 100.0%	$1,997,258,834

Additional information on each restricted security is as follows:

			Value as a
			Percentage	Value as of
Issuer	Acquisition	Acquisition	of Fund’s	February 29,
Description	Date	Cost	Net Assets	2024
PhosAgro PJSC GDR	08/26/16	$93,496	0.0%	$1,611

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	All or a portion of this security is out on loan (Note 2).
(b)	Securities are traded on separate exchanges for the same entity.
(c)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(d)	The security is restricted as to resale.
(e)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(f)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	68

GMO Small Cap Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P 600 Index is included for comparative purposes.

Class VI shares of GMO Small Cap Quality Fund returned +25.06% (net) for the fiscal year ended February 29, 2024, as compared with +6.50% for the S&P 600 Index.

Relative to the S&P 600, sector allocation added value during the period. The Industrials (overweight) and Financials (underweight) allocations helped returns while Information Technology reduced returns. Security selection within sector added value. Selection within Industrials, Financials, Health Care, Materials, Information Technology, and Communications Services added value, while selection within Consumer Discretionary detracted from returns. Stock selection within sector had a larger impact than sector allocation.

TopBuild, SAIA, and Medpace made the largest positive impact while Fox Factory, Malibu Boats, and Power Integrations detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

69

GMO Small Cap Quality Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Small Cap Quality Fund Class VI Shares and the S&P 600 Index

As of February 29, 2024

		Average Annual Total Returns
	1 Year	Since Inception
Class III	24.95%	11/15/22	23.04%
Class VI	25.06%	9/20/22	32.57%
Class I	24.93%	11/15/22	22.97%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class III, VI and I the gross expense ratio of 1.60%, 1.05% and 1.36%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.75%, 0.66% and 0.75% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

70

GMO Small Cap Quality Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.1%
Mutual Funds	3.7
Short-Term Investments	0.9
Other	(1.7)

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	20.1%
Financial Services	10.9
Semiconductors & Semiconductor Equipment	8.9
Consumer Durables & Apparel	8.5
Technology Hardware & Equipment	6.6
Food, Beverage & Tobacco	6.2
Transportation	5.7
Materials	5.5
Pharmaceuticals, Biotechnology & Life Sciences	5.1
Health Care Equipment & Services	5.0
Commercial & Professional Services	4.2
Automobiles & Components	4.0
Consumer Discretionary Distribution & Retail	3.6
Media & Entertainment	3.1
Consumer Staples Distribution & Retail	1.5
Software & Services	1.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

71

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 97.1%
	Automobiles & Components — 3.9%
188,513	Gentex Corp.	6,886,380
18,560	XPEL, Inc.*	975,885

	Total Automobiles & Components	7,862,265

	Capital Goods — 19.5%
85,438	AAON, Inc.	7,175,083
27,281	Allegion PLC	3,488,421
18,771	Atkore, Inc.	3,179,807
17,761	Curtiss-Wright Corp.	4,196,391
18,213	Kadant, Inc.	6,143,245
27,532	RBC Bearings, Inc.*	7,511,556
44,622	Trex Co., Inc.*	4,094,515
28,246	Woodward, Inc.	3,996,527

	Total Capital Goods	39,785,545

	Commercial & Professional Services — 4.1%
50,300	ASGN, Inc.*	4,995,796
16,482	FTI Consulting, Inc.*	3,409,796

	Total Commercial & Professional Services	8,405,592

	Consumer Discretionary Distribution & Retail — 3.5%
88,782	Ollie’s Bargain Outlet Holdings, Inc.*	7,117,653

	Consumer Durables & Apparel — 8.3%
109,522	Acushnet Holdings Corp.	7,055,407
80,444	Malibu Boats, Inc. – Class A*	3,510,576
15,755	TopBuild Corp.*	6,339,497

	Total Consumer Durables & Apparel	16,905,480

	Consumer Staples Distribution & Retail — 1.4%
34,151	PriceSmart, Inc.	2,873,465

	Financial Services — 10.6%
44,078	Cohen & Steers, Inc.	3,241,937
123,202	Essent Group Ltd.	6,599,931
49,836	Houlihan Lokey, Inc.	6,411,900
152,853	StepStone Group, Inc. – Class A	5,308,585

	Total Financial Services	21,562,353

	Food, Beverage & Tobacco — 6.0%
29,592	J & J Snack Foods Corp.	4,293,207
4,583	John B Sanfilippo & Son, Inc.	469,162
35,998	Lancaster Colony Corp.	7,448,706

	Total Food, Beverage & Tobacco	12,211,075

	Health Care Equipment & Services — 4.8%
127,063	Globus Medical, Inc. – Class A*	6,860,131
172,194	Neogen Corp.*	2,960,015

	Total Health Care Equipment & Services	9,820,146

Shares	Description	Value ($)
	Materials — 5.4%
42,464	AptarGroup, Inc.	5,964,493
31,682	Balchem Corp.	4,980,094

	Total Materials	10,944,587

	Media & Entertainment — 3.0%
140,434	New York Times Co. – Class A	6,218,418

	Pharmaceuticals, Biotechnology & Life Sciences — 5.0%
69,213	Bruker Corp.	5,989,693
10,506	Medpace Holdings, Inc.*	4,176,345

	Total Pharmaceuticals, Biotechnology & Life Sciences	10,166,038

	Semiconductors & Semiconductor Equipment — 8.6%
48,275	Axcelis Technologies, Inc.*	5,439,144
57,712	Cirrus Logic, Inc.*	5,299,116
67,122	Power Integrations, Inc.	4,796,538
11,796	Universal Display Corp.	2,057,459

	Total Semiconductors & Semiconductor Equipment	17,592,257

	Software & Services — 1.1%
28,105	Dolby Laboratories, Inc. – Class A	2,276,505

	Technology Hardware & Equipment — 6.4%
126,063	Ciena Corp.*	7,183,070
27,408	Fabrinet*	5,908,342

	Total Technology Hardware & Equipment	13,091,412

	Transportation — 5.5%
28,614	ArcBest Corp.	4,087,796
37,636	Landstar System, Inc.	7,158,367

	Total Transportation	11,246,163

	TOTAL COMMON STOCKS (COST $174,558,824)	198,078,954

	MUTUAL FUNDS — 3.7%
	Affiliated Issuers — 3.7%
1,478,488	GMO U.S. Treasury Fund	7,392,442

	TOTAL MUTUAL FUNDS (COST $7,392,442)	7,392,442

See accompanying notes to the financial statements.	72

GMO Small Cap Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.9%
	Money Market Funds — 0.9%
1,890,036	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (a)	1,890,036

	TOTAL SHORT-TERM INVESTMENTS (COST $1,890,036)	1,890,036

	TOTAL INVESTMENTS — 101.7% (Cost $183,841,302)	207,361,432
	Other Assets and Liabilities (net) — (1.7)%	(3,406,270)

	TOTAL NET ASSETS — 100.0%	$203,955,162

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

73	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO U.S. Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P Composite 1500 Index is included for comparative purposes.

Class III shares of GMO U.S. Equity Fund returned +24.56% (net) for the fiscal year ended February 29, 2024, as compared with +28.75% for the S&P Composite 1500 Index.

Stock selection drove underperformance for the period with notable challenges in Information Technology and Health Care. Top detractors included underweight positioning toward Nvidia and Microsoft in Information Technology. Favoring Bristol-Myers Squibb over Eli Lilly also negatively impacted performance in Health Care.

Top contributors included stock selection in Industrials and Communication Services. Sector allocation also added value, including underweight positioning in Utilities and Real Estate.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

75

GMO U.S. Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO U.S. Equity Fund Class III Shares and the S&P Composite 1500 Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Class III	24.56%	14.23%	11.36%
Class VI	24.59%	14.32%	11.47%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class III and VI the gross expense ratio of 0.52% and 0.43%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding Net Expense Ratio of 0.48% and 0.39% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

76

GMO U.S. Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.9%
Mutual Funds	1.5
Debt Obligations	0.3
Short-Term Investments	0.2
Futures Contracts	0.0^
Other	0.1

100.0%

Industry Group Summary	% of Equity Investments#
Software & Services	12.4%
Financial Services	11.1
Semiconductors & Semiconductor Equipment	11.0
Media & Entertainment	9.2
Technology Hardware & Equipment	8.7
Consumer Discretionary Distribution & Retail	8.1
Capital Goods	5.9
Pharmaceuticals, Biotechnology & Life Sciences	5.7
Consumer Durables & Apparel	5.4
Energy	4.8
Banks	3.5
Insurance	2.9
Commercial & Professional Services	2.9
Consumer Staples Distribution & Retail	1.9
Health Care Equipment & Services	1.7
Consumer Services	1.7
Materials	1.6
Automobiles & Components	0.9
Telecommunication Services	0.5
Food, Beverage & Tobacco	0.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

77

GMO U.S. Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%
	Automobiles & Components — 0.9%
4,003	BorgWarner, Inc.	124,614
47,902	Ford Motor Co.	595,901
11,133	General Motors Co.	456,230

	Total Automobiles & Components	1,176,745

	Banks — 3.4%
1,800	1st Source Corp.	89,604
4,433	Bank of America Corp.	153,027
1,900	Capital City Bank Group, Inc.	53,865
21,649	Citigroup, Inc.	1,201,303
2,000	Community Trust Bancorp, Inc.	79,520
5,400	Farmers National Banc Corp.	72,792
1,500	First Financial Corp.	55,845
5,515	Hanmi Financial Corp.	83,332
4,100	Independent Bank Corp.	100,245
14,490	JPMorgan Chase & Co.	2,696,009

	Total Banks	4,585,542

	Capital Goods — 5.8%
2,955	3M Co.	272,215
8,524	Builders FirstSource, Inc.*	1,663,714
1,714	Core & Main, Inc. – Class A*	81,809
5,021	Cummins, Inc.	1,348,691
4,624	Ferguson PLC	977,745
4,897	Trane Technologies PLC	1,380,807
342	UFP Industries, Inc.	39,203
2,135	WW Grainger, Inc.	2,078,337

	Total Capital Goods	7,842,521

	Commercial & Professional Services — 2.8%
52,694	ACCO Brands Corp.	294,032
2,589	ASGN, Inc.*	257,139
600	Barrett Business Services, Inc.	73,194
763	Booz Allen Hamilton Holding Corp.	112,703
287	Brady Corp. – Class A	16,726
347	CACI International, Inc. – Class A*	130,073
1,470	Cimpress PLC*	144,075
4,603	CSG Systems International, Inc.	251,140
9,600	Deluxe Corp.	186,336
2,700	Heidrick & Struggles International, Inc.	91,800
1,967	HNI Corp.	88,141
3,227	ICF International, Inc.	499,701
3,928	Leidos Holdings, Inc.	502,234
1,449	ManpowerGroup, Inc.	104,560
12,800	Resources Connection, Inc.	177,024
2,312	Robert Half, Inc.	185,885
5,013	Steelcase, Inc. – Class A	68,879
3,900	TriNet Group, Inc.*	499,239
3,000	TrueBlue, Inc.*	35,250
4,852	Upwork, Inc.*	63,561

	Total Commercial & Professional Services	3,781,692

Shares	Description	Value ($)
	Consumer Discretionary Distribution & Retail — 7.9%
4,900	1-800-Flowers.com, Inc. – Class A*	51,058
3,182	Academy Sports & Outdoors, Inc.	237,759
36,411	Amazon.com, Inc.*	6,436,008
8,962	Best Buy Co., Inc.	724,847
30,101	eBay, Inc.	1,423,175
5,728	Gap, Inc.	108,488
3,532	Group 1 Automotive, Inc.	955,936
6,539	Haverty Furniture Cos., Inc.	224,288
1,284	Ross Stores, Inc.	191,265
4,703	Shoe Carnival, Inc.	154,117
892	Signet Jewelers Ltd.	90,770
3,385	Urban Outfitters, Inc.*	140,647

	Total Consumer Discretionary Distribution & Retail	10,738,358

	Consumer Durables & Apparel — 5.3%
662	Deckers Outdoor Corp.*	592,880
4,134	DR Horton, Inc.	617,785
6,083	Ethan Allen Interiors, Inc.	203,355
18,776	Garmin Ltd.	2,578,884
965	Johnson Outdoors, Inc. – Class A	44,351
5,961	La-Z-Boy, Inc.	226,458
3,458	Lennar Corp. – Class A	548,128
1,407	M/I Homes, Inc.*	178,675
6,406	MasterCraft Boat Holdings, Inc.*	140,484
1,171	Meritage Homes Corp.	184,620
2,219	Movado Group, Inc.	63,707
748	PulteGroup, Inc.	81,068
12,989	Taylor Morrison Home Corp.*	735,307
25,553	Tri Pointe Homes, Inc.*	904,065
8,356	Vera Bradley, Inc.*	65,177

	Total Consumer Durables & Apparel	7,164,944

	Consumer Services — 1.7%
5,626	Adtalem Global Education, Inc.*	278,487
949	Graham Holdings Co. – Class B	666,511
1,220	Grand Canyon Education, Inc.*	164,456
6,222	H&R Block, Inc.	304,567
26,375	Perdoceo Education Corp.	469,739
6,792	Stride, Inc.*	405,822

	Total Consumer Services	2,289,582

	Consumer Staples Distribution & Retail — 1.8%
31,029	Kroger Co.	1,539,349
15,777	Walmart, Inc.	924,690

	Total Consumer Staples Distribution & Retail	2,464,039

	Energy — 4.7%
14,306	Chevron Corp.	2,174,655
1,273	EOG Resources, Inc.	145,708
5,356	Exxon Mobil Corp.	559,809

See accompanying notes to the financial statements.	78

GMO U.S. Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Energy — continued
5,039	Kinder Morgan, Inc.	87,628
4,343	Marathon Petroleum Corp.	734,966
10,003	Phillips 66	1,425,528
8,433	Valero Energy Corp.	1,192,932

	Total Energy	6,321,226

	Financial Services — 10.8%
7,866	American Express Co.	1,725,958
12,442	Bank of New York Mellon Corp.	697,872
3,067	Berkshire Hathaway, Inc. – Class B*	1,255,630
6,937	Capital One Financial Corp.	954,601
2,760	Discover Financial Services	333,132
3,402	Donnelley Financial Solutions, Inc.*	219,633
10,647	Enova International, Inc.*	673,423
2,307	Essent Group Ltd.	123,586
4,832	Goldman Sachs Group, Inc.	1,879,890
2,308	Intercontinental Exchange, Inc.	319,473
4,682	Jackson Financial, Inc. – Class A	257,744
22,712	Janus Henderson Group PLC	707,706
2,605	LendingTree, Inc.*	103,080
60,798	MGIC Investment Corp.	1,209,272
1,275	Mr Cooper Group, Inc.*	90,882
12,206	Nasdaq, Inc.	685,977
4,060	NMI Holdings, Inc. – Class A*	122,125
2,089	PayPal Holdings, Inc.*	126,050
6,185	PROG Holdings, Inc.*	190,931
40,225	Radian Group, Inc.	1,172,156
2,162	Raymond James Financial, Inc.	260,132
5,330	State Street Corp.	392,981
7,244	Synchrony Financial	299,177
7,549	T Rowe Price Group, Inc.	855,679

	Total Financial Services	14,657,090

	Food, Beverage & Tobacco — 0.1%
2,831	Universal Corp.	135,916

	Health Care Equipment & Services — 1.7%
4,312	Cigna Group	1,449,436
2,286	Humana, Inc.	800,831
742	Medtronic PLC	61,853

	Total Health Care Equipment & Services	2,312,120

	Insurance — 2.8%
12,097	Arch Capital Group Ltd.*	1,059,576
367	Assurant, Inc.	66,592
2,604	Brown & Brown, Inc.	219,283
306	Chubb Ltd.	77,011
12,305	Fidelity National Financial, Inc.	622,387
13,403	Hartford Financial Services Group, Inc.	1,284,544
4,162	Stewart Information Services Corp.	262,123
1,071	Travelers Cos., Inc.	236,648
91	Unum Group	4,500

	Total Insurance	3,832,664

Shares	Description	Value ($)
	Materials — 1.6%
1,183	NewMarket Corp.	759,096
1,625	Nucor Corp.	312,487
4,393	PPG Industries, Inc.	622,049
2,200	Radius Recycling, Inc.	43,472
5,006	Ryerson Holding Corp.	158,089
3,629	Warrior Met Coal, Inc.	206,744

	Total Materials	2,101,937

	Media & Entertainment — 9.1%
23,034	Alphabet, Inc. – Class A*	3,189,288
26,550	Alphabet, Inc. – Class C*	3,711,159
2,758	Cargurus, Inc.*	61,062
4,423	Comcast Corp. – Class A	189,525
10,407	Meta Platforms, Inc. – Class A	5,100,783

	Total Media & Entertainment	12,251,817

	Pharmaceuticals, Biotechnology & Life Sciences — 5.6%
28,347	Bristol-Myers Squibb Co.	1,438,610
6,660	Johnson & Johnson	1,074,791
21,765	Merck & Co., Inc.	2,767,420
79,680	Pfizer, Inc.	2,116,301
146	Regeneron Pharmaceuticals, Inc.*	141,049

	Total Pharmaceuticals, Biotechnology & Life Sciences	7,538,171

	Semiconductors & Semiconductor Equipment — 10.8%
9,837	Applied Materials, Inc.	1,983,336
78,328	Intel Corp.	3,372,020
2,779	KLA Corp.	1,896,112
3,988	NVIDIA Corp.	3,154,987
2,663	NXP Semiconductors NV	665,031
19,223	QUALCOMM, Inc.	3,033,197
5,106	Skyworks Solutions, Inc.	535,721

	Total Semiconductors & Semiconductor Equipment	14,640,404

	Software & Services — 12.1%
3,030	Accenture PLC – Class A	1,135,583
4,443	Akamai Technologies, Inc.*	492,818
3,213	Amdocs Ltd.	293,026
32,153	Cognizant Technology Solutions Corp. – Class A	2,540,730
16,586	International Business Machines Corp.	3,068,908
15,957	Microsoft Corp.	6,600,453
9,348	Oracle Corp.	1,043,985
1,672	Synopsys, Inc.*	959,276
4,234	Zoom Video Communications, Inc. – Class A*	299,471

	Total Software & Services	16,434,250

79	See accompanying notes to the financial statements.

GMO U.S. Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares / Par Value†	Description	Value ($)
	Technology Hardware & Equipment — 8.5%
38,993	Apple, Inc.	7,047,985
24,127	Cisco Systems, Inc.	1,167,023
10,192	Dell Technologies, Inc. – Class C	964,774
64,656	Hewlett Packard Enterprise Co.	984,711
46,334	HP, Inc.	1,312,642
906	NetApp, Inc.	80,743

	Total Technology Hardware & Equipment	11,557,878

	Telecommunication Services — 0.5%
17,520	Verizon Communications, Inc.	701,150

	TOTAL COMMON STOCKS (COST $112,666,034)	132,528,046
	DEBT OBLIGATIONS — 0.3%
	U.S. Government — 0.3%
350,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.20%, 5.53%, due 01/31/25 (a)	350,405

	TOTAL DEBT OBLIGATIONS (COST $350,025)	350,405

Shares	Description	Value ($)
	MUTUAL FUNDS — 1.5%
	Affiliated Issuers — 1.5%
398,872	GMO U.S. Treasury Fund	1,994,361

	TOTAL MUTUAL FUNDS (COST $1,994,361)	1,994,361

	SHORT-TERM INVESTMENTS — 0.2%
	Money Market Funds — 0.2%
277,687	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (b)	277,687

	TOTAL SHORT-TERM INVESTMENTS (COST $277,687)	277,687

	TOTAL INVESTMENTS — 99.9% (Cost $115,288,107)	135,150,499

	Other Assets and Liabilities (net) — 0.1%	175,881

	TOTAL NET ASSETS — 100.0%	$135,326,380

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
3	S&P 500 E-Mini	March 2024	$765,563	$15,957

+	Buys—Fund is long the futures contract.

Sales—Fund is short the futures contract.

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	80

GMO U.S. Opportunistic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P Composite 1500 Index is included for comparative purposes.

Class VI shares of GMO U.S. Opportunistic Value Fund returned +15.39% (net) for the fiscal year ended February 29, 2024, as compared with +28.75% for the S&P Composite 1500 Index.

Stock selection was the largest detractor for the period with notable challenges in Health Care, Information Technology, Consumer Discretionary, Consumer Staples, and Financials. Sector allocation also detracted, including underweight positioning toward Information Technology and overweight positioning toward Financials and Energy.

Positive contributors for the period included underweight positioning in Utilities and Real Estate, as well as overweight positioning toward Communication Services.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited

81

GMO U.S. Opportunistic Value Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO U.S. Opportunistic Value Fund Class VI Shares and the S&P Composite 1500 Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	Since Inception
Class III	15.20%	2/15/23	10.04%
Class IV	15.26%	2/15/23	10.10%
Class VI	15.39%	12/13/22	13.55%
Class R6	n/a	8/28/23	12.85%
Class I	15.14%	2/15/23	9.99%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class III, IV, VI, R6, and I the gross expense ratio of 0.95%, 0.91%, 0.66%, 0.95%, and 1.04%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.48%, 0.43%, 0.39%, 0.48%, and 0.58% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

82

GMO U.S. Opportunistic Value Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.9%
Mutual Funds	1.8
Short-Term Investments	0.0^
Other	0.3

100.0%

Industry Group Summary	% of Equity Investments#
Financial Services	13.5%
Media & Entertainment	11.0
Pharmaceuticals, Biotechnology & Life Sciences	10.3
Energy	10.2
Banks	9.8
Health Care Equipment & Services	8.6
Technology Hardware & Equipment	4.8
Semiconductors & Semiconductor Equipment	4.3
Capital Goods	4.0
Software & Services	3.5
Consumer Discretionary Distribution & Retail	3.1
Materials	2.8
Automobiles & Components	2.8
Food, Beverage & Tobacco	2.7
Consumer Durables & Apparel	2.6
Telecommunication Services	2.2
Consumer Staples Distribution & Retail	1.5
Insurance	1.4
Consumer Services	0.6
Commercial & Professional Services	0.3
Transportation	0.0 ^

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

83

GMO U.S. Opportunistic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%
	Automobiles & Components — 2.7%
94,066	BorgWarner, Inc.	2,928,275
416,762	Ford Motor Co.	5,184,519
94,479	General Motors Co.	3,871,749
5,492	Harley-Davidson, Inc.	199,195
17,520	Lear Corp.	2,406,372
1,400	Winnebago Industries, Inc.	100,422

	Total Automobiles & Components	14,690,532

	Banks — 9.6%
486,811	Bank of America Corp.	16,804,716
164,113	Citigroup, Inc.	9,106,630
1,605	First Horizon Corp.	22,631
118,138	JPMorgan Chase & Co.	21,980,756
28,921	M&T Bank Corp.	4,041,421

	Total Banks	51,956,154

	Capital Goods — 3.9%
56,372	3M Co.	5,192,989
24,518	AGCO Corp.	2,689,625
5,421	Allison Transmission Holdings, Inc.	408,364
5,667	Atkore, Inc.	959,990
5,291	Builders FirstSource, Inc.*	1,032,697
19,187	Cummins, Inc.	5,153,820
4,309	Encore Wire Corp.	1,038,469
11,589	Owens Corning	1,735,800
16,235	PACCAR, Inc.	1,800,299
4,790	Timken Co.	402,312
7,013	UFP Industries, Inc.	803,900

	Total Capital Goods	21,218,265

	Commercial & Professional Services — 0.3%
2,156	HNI Corp.	96,610
21,490	ManpowerGroup, Inc.	1,550,719

	Total Commercial & Professional Services	1,647,329

	Consumer Discretionary Distribution & Retail — 3.0%
21,219	Academy Sports & Outdoors, Inc.	1,585,484
10,731	Advance Auto Parts, Inc.	724,772
5,910	AutoNation, Inc.*	885,318
41,593	Best Buy Co., Inc.	3,364,042
90,826	eBay, Inc.	4,294,253
19,751	Foot Locker, Inc.	680,027
4,049	Group 1 Automotive, Inc.	1,095,862
35,793	Kohl’s Corp.	997,551
109,331	Macy’s, Inc.	1,906,733
5,399	Signet Jewelers Ltd.	549,402
1,752	Williams-Sonoma, Inc.	412,648

	Total Consumer Discretionary Distribution & Retail	16,496,092

Shares	Description	Value ($)
	Consumer Durables & Apparel — 2.6%
13,604	Brunswick Corp.	1,188,989
8,423	Carter’s, Inc.	681,842
11,821	Crocs, Inc.*	1,445,117
7,717	Garmin Ltd.	1,059,930
8,526	La-Z-Boy, Inc.	323,903
2,986	Polaris, Inc.	276,832
7,094	PulteGroup, Inc.	768,848
12,792	PVH Corp.	1,748,283
76,597	Tapestry, Inc.	3,640,655
113,199	VF Corp.	1,849,672
8,241	Whirlpool Corp.	885,001

	Total Consumer Durables & Apparel	13,869,072

	Consumer Services — 0.6%
4,417	Adtalem Global Education, Inc.*	218,641
490	Graham Holdings Co. – Class B	344,142
50,140	H&R Block, Inc.	2,454,353

	Total Consumer Services	3,017,136

	Consumer Staples Distribution & Retail — 1.5%
94,963	Kroger Co.	4,711,114
158,038	Walgreens Boots Alliance, Inc.	3,359,888

	Total Consumer Staples Distribution & Retail	8,071,002

	Energy — 9.9%
6,201	Chesapeake Energy Corp.	513,319
107,811	Chevron Corp.	16,388,350
47,363	EOG Resources, Inc.	5,421,169
185,597	Exxon Mobil Corp.	19,398,598
8,042	Kinder Morgan, Inc.	139,850
26,353	Marathon Petroleum Corp.	4,459,718
25,278	Ovintiv, Inc.	1,248,986
6,837	Phillips 66	974,341
37,510	Valero Energy Corp.	5,306,165

	Total Energy	53,850,496

	Financial Services — 13.2%
11,117	Affiliated Managers Group, Inc.	1,737,698
63,739	Ally Financial, Inc.	2,357,706
44,916	American Express Co.	9,855,469
93,020	Bank of New York Mellon Corp.	5,217,492
41,732	Capital One Financial Corp.	5,742,741
38,240	Discover Financial Services	4,615,568
7,249	Federated Hermes, Inc.	255,382
27,266	Franklin Resources, Inc.	748,452
26,065	Goldman Sachs Group, Inc.	10,140,588
147,018	Invesco Ltd.	2,265,547
24,304	Jackson Financial, Inc. – Class A	1,337,935
64,653	Janus Henderson Group PLC	2,014,587
153,164	MGIC Investment Corp.	3,046,432
3,277	OneMain Holdings, Inc.	154,773
93,534	PayPal Holdings, Inc.*	5,643,842

See accompanying notes to the financial statements.	84

GMO U.S. Opportunistic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Financial Services — continued
88,522	Radian Group, Inc.	2,579,531
19,314	SLM Corp.	402,311
53,376	State Street Corp.	3,935,412
86,785	Synchrony Financial	3,584,220
36,891	T Rowe Price Group, Inc.	4,181,595
148,498	Western Union Co.	1,991,358

	Total Financial Services	71,808,639

	Food, Beverage & Tobacco — 2.6%
78,637	Archer-Daniels-Midland Co.	4,176,411
4,249	Bunge Global SA	400,978
57,936	General Mills, Inc.	3,718,332
119,728	Kraft Heinz Co.	4,224,004
25,678	Tyson Foods, Inc. – Class A	1,392,775
4,474	Universal Corp.	214,797

	Total Food, Beverage & Tobacco	14,127,297

	Health Care Equipment & Services — 8.4%
64,560	Centene Corp.*	5,063,441
25,920	Cigna Group	8,712,749
107,632	CVS Health Corp.	8,004,592
15,521	Elevance Health, Inc.	7,779,901
36,907	GE HealthCare Technologies, Inc.	3,368,871
3,936	Henry Schein, Inc.*	300,986
11,990	Humana, Inc.	4,200,337
67,156	Medtronic PLC	5,598,124
31,928	Premier, Inc. – Class A	666,018
4,190	UnitedHealth Group, Inc.	2,068,184

	Total Health Care Equipment & Services	45,763,203

	Insurance — 1.4%
4,709	Fidelity National Financial, Inc.	238,181
46,401	Hartford Financial Services Group, Inc.	4,447,072
8,592	Stewart Information Services Corp.	541,124
43,449	Unum Group	2,148,553

	Total Insurance	7,374,930

	Materials — 2.8%
23,967	Commercial Metals Co.	1,294,218
20,450	FMC Corp.	1,153,175
17,416	Huntsman Corp.	445,850
42,228	LyondellBasell Industries NV – Class A	4,234,624
19,176	Nucor Corp.	3,687,545
469	Reliance, Inc.	150,652
30,171	Steel Dynamics, Inc.	4,037,483

	Total Materials	15,003,547

	Media & Entertainment — 10.8%
139,965	Alphabet, Inc. – Class A*	19,379,554
53,527	Alphabet, Inc. – Class C*	7,482,004
301,084	Comcast Corp. – Class A	12,901,449

Shares	Description	Value ($)
	Media & Entertainment — continued
38,212	Meta Platforms, Inc. – Class A	18,728,848

	Total Media & Entertainment	58,491,855

	Pharmaceuticals, Biotechnology & Life Sciences —10.0%
172,942	Bristol-Myers Squibb Co.	8,776,806
88,840	Johnson & Johnson	14,336,999
76,326	Merck & Co., Inc.	9,704,851
419,957	Pfizer, Inc.	11,154,058
7,109	Regeneron Pharmaceuticals, Inc.*	6,867,934
282,037	Viatris, Inc.	3,488,798

	Total Pharmaceuticals, Biotechnology & Life Sciences	54,329,446

	Semiconductors & Semiconductor Equipment — 4.2%
2,597	Applied Materials, Inc.	523,607
236,430	Intel Corp.	10,178,312
73,409	QUALCOMM, Inc.	11,583,206
2,264	Skyworks Solutions, Inc.	237,539

	Total Semiconductors & Semiconductor Equipment	22,522,664

	Software & Services — 3.5%
50,963	Cognizant Technology Solutions Corp. – Class A	4,027,096
66,604	International Business Machines Corp.	12,323,738
21,311	Oracle Corp.	2,380,013

	Total Software & Services	18,730,847

	Technology Hardware & Equipment — 4.7%
24,803	Arrow Electronics, Inc.*	2,914,353
14,306	Avnet, Inc.	666,517
272,754	Cisco Systems, Inc.	13,193,111
5,147	Dell Technologies, Inc. – Class C	487,215
239,414	Hewlett Packard Enterprise Co.	3,646,275
158,104	HP, Inc.	4,479,086

	Total Technology Hardware & Equipment	25,386,557

	Telecommunication Services — 2.2%
294,260	Verizon Communications, Inc.	11,776,285

	Transportation — 0.0%
1,868	Matson, Inc.	207,441

	TOTAL COMMON STOCKS (COST $492,484,725)	530,338,789

85	See accompanying notes to the financial statements.

GMO U.S. Opportunistic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	MUTUAL FUNDS — 1.8%
	Affiliated Issuers — 1.8%
1,980,441	GMO U.S. Treasury Fund	9,902,208

	TOTAL MUTUAL FUNDS (COST $9,902,208)	9,902,208

	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
99,541	State Street Institutional Treasury Money
	Market Fund – Premier Class, 5.25% (a)	99,541

	TOTAL SHORT-TERM INVESTMENTS (COST $99,541)	99,541

	TOTAL INVESTMENTS — 99.7% (Cost $502,486,474)	540,340,538
	Other Assets and Liabilities (net) — 0.3%	1,420,729

	TOTAL NET ASSETS — 100.0%	$541,761,267

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	86

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class VI shares of GMO U.S. Small Cap Value Fund returned +13.27% (net) for the fiscal year ended February 29, 2024, as compared with +1.08% for the S&P SmallCap 600 Value Index.

Stock selection drove outperformance for the period, with notable contributions from Financials, Industrials, Real Estate, Health Care, and Information Technology.

While sector allocation was modestly positive in aggregate, overweight positioning toward Energy did detract over the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

87

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO U.S. Small Cap Value Fund Class VI Shares and the S&P SmallCap 600 Value Index

As of February 29, 2024

		Average Annual Total Returns
	1 Year	Since Inception
Class VI	13.27%	7/2/19	10.54%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited.

For S&P disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class VI the gross expense ratio of 0.45% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Class listed above, the net expense ratio of 0.45% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

88

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.7%
Mutual Funds	1.7
Short-Term Investments	0.4
Rights/Warrants	0.1
Futures Contracts	0.1
Other	0.0^

100.0%

Industry Group Summary	% of Equity Investments#
Financial Services	12.6%
Capital Goods	11.0
Banks	9.8
Consumer Durables & Apparel	8.5
Commercial & Professional Services	8.0
Insurance	7.1
Consumer Discretionary Distribution & Retail	7.0
Materials	6.4
Technology Hardware & Equipment	5.9
Equity Real Estate Investment Trusts (REITs)	5.1
Energy	3.7
Semiconductors & Semiconductor Equipment	3.1
Health Care Equipment & Services	2.5
Pharmaceuticals, Biotechnology & Life Sciences	2.3
Consumer Services	2.2
Media & Entertainment	1.8
Food, Beverage & Tobacco	1.1
Automobiles & Components	0.8
Consumer Staples Distribution & Retail	0.3
Telecommunication Services	0.3
Real Estate Management & Development	0.3
Software & Services	0.1
Transportation	0.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

89

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 97.7%
	Automobiles & Components — 0.8%
900	Dana, Inc.	11,250
1,316	Patrick Industries, Inc.	157,841
1,429	Winnebago Industries, Inc.	102,502

	Total Automobiles & Components	271,593

	Banks — 9.6%
2,706	1st Source Corp.	134,705
4,458	Amalgamated Financial Corp.	102,891
1,366	Arrow Financial Corp.	32,757
15,525	Associated Banc-Corp.	323,541
3,899	Banc of California, Inc.	57,042
1,515	BankUnited, Inc.	40,632
1,219	Banner Corp.	53,441
1,196	Berkshire Hills Bancorp, Inc.	25,702
600	Capital City Bank Group, Inc.	17,010
1,181	Central Pacific Financial Corp.	22,037
900	Central Valley Community Bancorp	16,821
371	City Holding Co.	37,278
470	Civista Bancshares, Inc.	7,059
2,452	Community Trust Bancorp, Inc.	97,492
909	ConnectOne Bancorp, Inc.	17,989
1,348	Customers Bancorp, Inc.*	73,210
1,318	CVB Financial Corp.	22,432
1,249	Eagle Bancorp, Inc.	29,751
4,135	East West Bancorp, Inc.	301,276
1,228	Enterprise Financial Services Corp.	49,022
915	FB Financial Corp.	32,611
1,004	Financial Institutions, Inc.	18,433
9,304	First BanCorp	157,982
984	First Busey Corp.	22,691
306	First Commonwealth Financial Corp.	3,987
1,441	First Community Bankshares, Inc.	47,755
691	First Financial Bancorp	14,995
2,252	First Financial Corp.	83,842
1,097	First Merchants Corp.	36,420
1,256	FNB Corp.	16,755
818	Fulton Financial Corp.	12,597
400	Great Southern Bancorp, Inc.	20,856
8,589	Hanmi Financial Corp.	129,780
956	Heritage Financial Corp.	17,543
5,053	Hope Bancorp, Inc.	55,431
3,074	Independent Bank Corp. (a)	75,159
377	Independent Bank Corp. (a)	19,668
1,903	International Bancshares Corp.	98,747
1,117	Live Oak Bancshares, Inc.	44,367
2,896	Midland States Bancorp, Inc.	70,518
1,200	MidWestOne Financial Group, Inc.	27,504
1,135	National Bank Holdings Corp. – Class A	38,408
902	NBT Bancorp, Inc.	31,020
2,032	OceanFirst Financial Corp.	30,886
3,001	OFG Bancorp	108,696
621	Origin Bancorp, Inc.	18,531

Shares	Description	Value ($)
	Banks — continued
1,273	Pacific Premier Bancorp, Inc.	29,101
693	Peoples Bancorp, Inc.	19,453
363	Pinnacle Financial Partners, Inc.	30,027
2,060	Popular, Inc.	172,381
468	Preferred Bank	33,626
882	Premier Financial Corp.	17,093
2,172	Provident Financial Services, Inc.	32,754
407	QCR Holdings, Inc.	23,199
1,354	Renasant Corp.	42,800
613	Republic Bancorp, Inc. – Class A	30,196
1,096	Sandy Spring Bancorp, Inc.	24,090
1,715	Simmons First National Corp. – Class A	32,928
738	Southside Bancshares, Inc.	21,151
1,450	Towne Bank	39,309
1,431	Trustmark Corp.	38,437
1,839	Veritex Holdings, Inc.	36,100
421	Westamerica BanCorp	19,244

	Total Banks	3,339,159

	Capital Goods — 10.8%
2,533	AGCO Corp.	277,870
8,833	Allison Transmission Holdings, Inc.	665,390
1,202	American Woodmark Corp.*	120,489
5,100	Apogee Enterprises, Inc.	291,771
720	AZZ, Inc.	52,416
985	BlueLinx Holdings, Inc.*	124,947
1,898	Boise Cascade Co.	257,957
350	Columbus McKinnon Corp.	14,620
618	Core & Main, Inc. – Class A*	29,497
234	Esab Corp.	23,194
2,197	Gates Industrial Corp. PLC*	32,340
1,582	Gibraltar Industries, Inc.*	122,526
360	Global Industrial Co.	15,786
757	GMS, Inc.*	67,608
1,941	Griffon Corp.	138,587
1,415	Hyster-Yale Materials Handling, Inc.	83,315
6,527	JELD-WEN Holding, Inc.*	118,791
1,202	Kennametal, Inc.	30,338
9,843	Masterbrand, Inc.*	170,382
1,340	Miller Industries, Inc.	60,313
303	Moog, Inc. – Class A	45,435
22,675	MRC Global, Inc.*	261,443
283	Oshkosh Corp.	31,373
1,152	Park-Ohio Holdings Corp.	30,943
539	Preformed Line Products Co.	74,102
1,472	Primoris Services Corp.	58,159
762	Quanex Building Products Corp.	26,350
300	Rush Enterprises, Inc. – Class B	15,129
1,582	Tennant Co.	179,067
1,884	Terex Corp.	108,047
2,326	Timken Co.	195,361
224	UFP Industries, Inc.	25,677

	Total Capital Goods	3,749,223

See accompanying notes to the financial statements.	90

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Commercial & Professional Services — 7.8%
33,149	ACCO Brands Corp.	184,971
1,463	ASGN, Inc.*	145,305
800	Barrett Business Services, Inc.	97,592
5,716	Brady Corp. – Class A	333,129
809	Cimpress PLC*	79,290
4,915	CSG Systems International, Inc.	268,162
10,995	Deluxe Corp.	213,413
5,994	GEO Group, Inc.*	73,546
4,971	Heidrick & Struggles International, Inc.	169,014
3,420	HNI Corp.	153,250
1,603	Interface, Inc.	25,199
7,365	Kelly Services, Inc. – Class A	180,664
1,122	Korn Ferry	71,427
4,240	ManpowerGroup, Inc.	305,958
1,997	MillerKnoll, Inc.	61,008
4,979	Pitney Bowes, Inc.	20,065
10,690	Resources Connection, Inc.	147,843
10,947	Steelcase, Inc. – Class A	150,412
3,106	TrueBlue, Inc.*	36,496

	Total Commercial & Professional Services	2,716,744

	Consumer Discretionary Distribution & Retail — 6.9%
1,801	1-800-Flowers.com, Inc. – Class A*	18,766
6,558	Aaron’s Co., Inc.	50,824
386	Academy Sports & Outdoors, Inc.	28,842
2,034	Caleres, Inc.	78,533
3,090	Cato Corp. – Class A	20,425
12,886	Container Store Group, Inc.*	17,783
9,938	Gap, Inc.	188,226
6,487	Genesco, Inc.*	207,065
2,218	Group 1 Automotive, Inc.	600,302
4,807	Haverty Furniture Cos., Inc.	164,880
1,692	Lands’ End, Inc.*	16,463
4,636	Macy’s, Inc.	80,852
9,410	Sally Beauty Holdings, Inc.*	118,848
9,848	Shoe Carnival, Inc.	322,719
685	Signet Jewelers Ltd.	69,706
1,748	Sleep Number Corp.*	28,877
8,872	Urban Outfitters, Inc.*	368,632
494	Weyco Group, Inc.	15,926

	Total Consumer Discretionary Distribution & Retail	2,397,669

	Consumer Durables & Apparel — 8.3%
1,136	Bassett Furniture Industries, Inc.	17,608
1,107	Beazer Homes USA, Inc.*	34,682
8,672	Ethan Allen Interiors, Inc.	289,905
7,832	G-III Apparel Group Ltd.*	260,571
1,368	Hooker Furnishings Corp.	33,530
1,124	Johnson Outdoors, Inc. – Class A	51,659
584	KB Home	38,795
12,123	La-Z-Boy, Inc.	460,553

Shares	Description	Value ($)
	Consumer Durables & Apparel — continued
1,495	M/I Homes, Inc.*	189,850
176	Malibu Boats, Inc. – Class A*	7,681
583	MDC Holdings, Inc.	36,554
451	Meritage Homes Corp.	71,105
4,561	Movado Group, Inc.	130,946
2,605	Oxford Industries, Inc.	264,121
374	PVH Corp.	51,114
7,937	Taylor Morrison Home Corp.*	449,313
10,258	Tri Pointe Homes, Inc.*	362,928
2,991	Universal Electronics, Inc.*	26,291
11,651	Vera Bradley, Inc.*	90,878
1,300	VOXX International Corp.*	11,050

	Total Consumer Durables & Apparel	2,879,134

	Consumer Services — 2.2%
5,850	Adtalem Global Education, Inc.*	289,575
54	Graham Holdings Co. – Class B	37,926
16,861	Perdoceo Education Corp.	300,294
2,069	Stride, Inc.*	123,623

	Total Consumer Services	751,418

	Consumer Staples Distribution & Retail — 0.3%
3,859	SpartanNash Co.	81,309
1,140	Village Super Market, Inc. – Class A	31,179

	Total Consumer Staples Distribution &
	Retail	112,488

	Energy — 3.6%
2,690	Dorian LPG Ltd.	97,243
593	Gulfport Energy Corp.*	84,200
15,028	Oil States International, Inc.*	81,001
45	Overseas Shipholding Group, Inc. – Class A	274
9,976	PBF Energy, Inc. – Class A	465,879
1,785	Vitesse Energy, Inc.	40,573
20,232	World Kinect Corp.	492,852

	Total Energy	1,262,022

	Equity Real Estate Investment Trusts (REITs) — 5.0%
2,428	Acadia Realty Trust – (REIT)	39,795
948	American Assets Trust, Inc. – (REIT)	20,448
9,377	Anywhere Real Estate, Inc.*	58,794
9,051	Apple Hospitality REIT, Inc.	145,631
4,632	Armada Hoffler Properties, Inc. – (REIT)	47,154
5,273	Brandywine Realty Trust – (REIT)	22,674
449	Brixmor Property Group, Inc. – (REIT)	10,152
2,307	Chatham Lodging Trust – (REIT)	23,531
56,524	Diversified Healthcare Trust – (REIT)	185,399
13,711	Empire State Realty Trust, Inc. – (REIT)	136,699
13,716	Industrial Logistics Properties Trust – (REIT)	52,532
3,752	Kilroy Realty Corp. – (REIT)	142,163

91	See accompanying notes to the financial statements.

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Equity Real Estate Investment Trusts (REITs) — continued
22,017	Park Hotels & Resorts, Inc. – (REIT)	365,482
27,400	Piedmont Office Realty Trust, Inc. – Class A , (REIT)	171,798
1,909	PotlatchDeltic Corp. – (REIT)	86,306
23,300	Service Properties Trust – (REIT)	158,440
1,043	Summit Hotel Properties, Inc. – (REIT)	6,696
1,799	Urban Edge Properties – (REIT)	30,601
4,000	Whitestone REIT – (REIT)	49,280

	Total Equity Real Estate Investment Trusts (REITs)	1,753,575

	Financial Services — 12.3%
2,151	A-Mark Precious Metals, Inc.	55,259
626	Bread Financial Holdings, Inc.	23,963
1,220	Brightsphere Investment Group, Inc.	27,645
2,305	Curo Group Holdings Corp.*	507
308	Diamond Hill Investment Group, Inc.	44,561
3,888	Donnelley Financial Solutions, Inc.*	251,009
1,249	Enact Holdings, Inc.	34,622
1,441	Encore Capital Group, Inc.*	69,168
9,509	Enova International, Inc.*	601,444
2,459	Essent Group Ltd.	131,729
1,008	Green Dot Corp. – Class A*	8,276
4,410	Invesco Ltd.	67,958
5,903	Jackson Financial, Inc. – Class A	324,960
9,361	Janus Henderson Group PLC	291,689
5,411	LendingTree, Inc.*	214,113
1,114	Merchants Bancorp	47,746
25,867	MGIC Investment Corp.	514,495
5,457	NMI Holdings, Inc. – Class A*	164,147
2,242	Oppenheimer Holdings, Inc. – Class A	85,869
1,168	PennyMac Financial Services, Inc.	99,198
6,962	PROG Holdings, Inc.*	214,917
22,460	Radian Group, Inc.	654,484
1,499	Regional Management Corp.	35,077
6,137	SLM Corp.	127,834
4,227	Victory Capital Holdings, Inc. – Class A	162,444
2,367	Waterstone Financial, Inc.	29,942
914	Westwood Holdings Group, Inc.	11,078

	Total Financial Services	4,294,134

	Food, Beverage & Tobacco — 1.0%
1,811	Seneca Foods Corp. – Class A*	91,745
450	Turning Point Brands, Inc.	11,385
5,353	Universal Corp.	256,998

	Total Food, Beverage & Tobacco	360,128

	Health Care Equipment & Services — 2.4%
814	AMN Healthcare Services, Inc.*	45,804
2,550	HealthStream, Inc.	69,564
193	Integer Holdings Corp.*	21,286
535	National HealthCare Corp.	52,783

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
2,077	Owens & Minor, Inc.*	50,533
11,646	Patterson Cos., Inc.	315,490
5,558	Premier, Inc. – Class A	115,940
3,415	Varex Imaging Corp.*	58,738
7,159	Zimvie, Inc.*	121,345

	Total Health Care Equipment & Services	851,483

	Insurance — 6.9%
566	AMERISAFE, Inc.	29,862
12,875	CNO Financial Group, Inc.	343,634
2,008	Employers Holdings, Inc.	91,786
2,091	First American Financial Corp.	122,135
10,024	Genworth Financial, Inc. – Class A*	61,648
251	GoHealth, Inc. – Class A*	3,378
868	Horace Mann Educators Corp.	31,413
18,279	Old Republic International Corp.	529,360
486	Reinsurance Group of America, Inc.	85,949
3,324	SiriusPoint Ltd.*	40,786
8,054	Stewart Information Services Corp.	507,241
2,723	Universal Insurance Holdings, Inc.	54,977
10,520	Unum Group	520,214

	Total Insurance	2,422,383

	Materials — 6.2%
1,514	AdvanSix, Inc.	42,362
770	Clearwater Paper Corp.*	30,253
8,159	Commercial Metals Co.	440,586
410	Hawkins, Inc.	28,802
3,519	Koppers Holdings, Inc.	199,246
1,102	Minerals Technologies, Inc.	79,741
616	NewMarket Corp.	395,269
1,643	O-I Glass, Inc.*	27,800
1,081	Olympic Steel, Inc.	73,530
2,981	Radius Recycling, Inc.	58,904
9,300	Ryerson Holding Corp.	293,694
2,124	Sylvamo Corp.	128,311
943	TriMas Corp.	22,160
6,127	Warrior Met Coal, Inc.	349,055

	Total Materials	2,169,713

	Media & Entertainment — 1.8%
11,295	AMC Networks, Inc. – Class A*	146,157
1,018	Cargurus, Inc.*	22,538
1,364	Cars.com, Inc.*	25,016
240	Lee Enterprises, Inc.*	2,340
2,249	Scholastic Corp.	88,701
3,897	Shutterstock, Inc.	190,018
5,610	Taboola.com Ltd.*	24,460
2,955	Yelp, Inc.*	113,590

	Total Media & Entertainment	612,820

See accompanying notes to the financial statements.	92

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Pharmaceuticals, Biotechnology & Life Sciences —2.1%
5,706	Amneal Pharmaceuticals, Inc.*	31,497
1,653	Exelixis, Inc.*	36,200
838	Longboard Pharmaceuticals, Inc.*	18,587
26,724	Organon & Co.	465,265
700	Phibro Animal Health Corp. – Class A	9,051
2,434	Prestige Consumer Healthcare, Inc.*	169,358
686	Supernus Pharmaceuticals, Inc.*	20,374

	Total Pharmaceuticals, Biotechnology & Life Sciences	750,332

	Real Estate Management & Development — 0.3%
12,743	Douglas Elliman, Inc.	23,447
1,122	Forestar Group, Inc.*	37,834
232	Marcus & Millichap, Inc.	8,512
1,785	Newmark Group, Inc. – Class A	19,260

	Total Real Estate Management & Development	89,053

	Semiconductors & Semiconductor Equipment — 3.1%
5,242	Amkor Technology, Inc.	162,607
2,436	Cirrus Logic, Inc.*	223,673
3,683	Cohu, Inc.*	118,335
550	Diodes, Inc.*	37,389
3,198	Kulicke & Soffa Industries, Inc.	152,289
6,560	Photronics, Inc.*	188,862
2,548	SMART Global Holdings, Inc.*	54,196
3,718	Veeco Instruments, Inc.*	134,629

	Total Semiconductors & Semiconductor Equipment	1,071,980

	Software & Services — 0.1%
1,780	SolarWinds Corp.*	21,253
2,572	Unisys Corp.*	13,349

	Total Software & Services	34,602

	Technology Hardware & Equipment — 5.8%
407	Arrow Electronics, Inc.*	47,822
12,313	Avnet, Inc.	573,663
2,626	Belden, Inc.	223,683
5,241	Benchmark Electronics, Inc.	160,951
1,523	ePlus, Inc.*	125,480
910	Insight Enterprises, Inc.*	171,080
2,139	Kimball Electronics, Inc.*	48,149
894	Sanmina Corp.*	56,501
2,413	ScanSource, Inc.*	104,314
2,451	Vishay Intertechnology, Inc.	53,309
24,400	Xerox Holdings Corp.	455,060

	Total Technology Hardware & Equipment	2,020,012

	Telecommunication Services — 0.3%
5,621	Spok Holdings, Inc.	101,009

Shares	Description	Value ($)
	Transportation — 0.1%
230	Matson, Inc.	25,542

	TOTAL COMMON STOCKS (COST $31,300,071)	34,036,216

	MUTUAL FUNDS — 1.7%
	Affiliated Issuers — 1.7%
114,765	GMO U.S. Treasury Fund	573,827

	TOTAL MUTUAL FUNDS (COST $573,827)	573,827

	RIGHTS/WARRANTS — 0.1%
	Pharmaceuticals, Biotechnology & Life Sciences —0.1%
72,700	Achillion Pharmaceuticals, Inc. CVR* (b)	36,350

	TOTAL RIGHTS/WARRANTS (COST $33,442)	36,350

	SHORT-TERM INVESTMENTS — 0.4%
	Money Market Funds — 0.4%
144,714	State Street Institutional Treasury Money
	Market Fund – Premier Class, 5.25% (c)	144,714

	TOTAL SHORT-TERM INVESTMENTS (COST $144,714)	144,714

	TOTAL INVESTMENTS — 99.9% (Cost $32,052,054)	34,791,107
	Other Assets and Liabilities (net) — 0.1%	51,268

	TOTAL NET ASSETS — 100.0%	$34,842,375

93	See accompanying notes to the financial statements.

GMO U.S. Small Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
6	E-mini Russell 2000 Index	March 2024	$617,190	$27,739

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Securities are traded on separate exchanges for the same entity.
(b)	Investment valued using significant unobservable inputs (Note 2).
(c)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 95.

See accompanying notes to the financial statements.	94

GMO Trust Funds

February 29, 2024

Portfolio Abbreviations:

ADR - American Depositary Receipt

CVR - Contingent Value Right

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depositary Receipt

GDS - Global Depository Share

JSB - Joint Stock Bank

JSC - Joint-Stock Company

NVDR - Non-Voting Depositary Receipt

PJSC - Private Joint-Stock Company

QPSC - Qatar Private Stock Company

QSC - Qatari Shareholding Company

REIT - Real Estate Investment Trust

SOFOM - Sociedades Financieras de Objeto Multi (Multi-purpose Financial Company)

The rates shown on variable rate notes are the current interest rates at February 29, 2024, which are subject to change based on the terms of the security.

95	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024

	Climate Change Fund	Emerging Markets ex-China Fund	Emerging Markets Fund	International Equity Fund	International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$22,390,770	$4,681,209	$1,308,018	$71,846,735	$7,130,000
Investments in unaffiliated issuers, at value (Note 2)(b)(c)	736,069,540	233,218,704	452,293,152	924,764,155	356,761,147
Foreign currency, at value (Note 2)(d)	120,987	1,171,021	5,217,187	489,530	128,224
Cash	3	—	30	2	6
Receivable for investments sold	—	4,538,708	9,041,135	531	111
Receivable for Fund shares sold	192,642	41,092	21,480	36,318	—
Dividends and interest receivable	923,364	884,077	1,493,024	2,405,566	576,574
Dividend withholding tax receivable	47,349	23,260	24,984	1,233,889	39,932
Foreign capital gains tax refund receivable (Note 2)	—	80,357	2,502,099	—	24
EU tax reclaims receivable (Note 2)	—	—	—	245,415	—
Due from broker (Note 2)	—	—	459,969	4,373	1,146
Receivable for variation margin on open futures contracts (Note 4)	—	—	5,350	34,402	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	52,098	13,686	77,008	22,348	59,707

Total assets	759,796,753	244,652,114	472,443,436	1,001,083,264	364,696,871

Liabilities:
Due to custodian	—	415,596	—	—	—
Payable for cash collateral from securities loaned (Note 2)	15,738,457	—	—	—	—
Payable for investments purchased	61,973	5,337,281	10,656,133	—	—
Payable for Fund shares repurchased	514,376	—	34,307	25,861	16,876
Accrued foreign capital gains tax payable (Note 2)	—	1,239,636	1,901,331	—	—
Payable for IRS closing agreement fees (Note 2)	—	—	—	55,290,749	560,043
Payable to affiliate for (Note 5):
Management fee	352,765	102,154	233,651	368,944	141,942
Shareholder service fee	88,191	13,093	46,708	83,869	30,542
Payable to Trustees and related expenses	5,826	1,621	5,446	7,249	1,509
Miscellaneous payable	—	—	792,365	—	—
Accrued expenses	274,566	251,487	479,813	254,994	119,841

Total liabilities	17,036,154	7,360,868	14,149,754	56,031,666	870,753

Net assets	$742,760,599	$237,291,246	$458,293,682	$945,051,598	$363,826,118

(a) Cost of investments – affiliated issuers:	$22,390,770	$4,681,209	$6,977,910	$71,846,735	$7,130,000
(b) Cost of investments – unaffiliated issuers:	$929,613,465	$282,670,758	$862,456,926	$868,786,631	$339,823,769
(c) Includes securities on loan at value (Note 2):	$26,058,174	$—	$2,196,856	$—	$—
(d) Cost of foreign currency:	$121,291	$1,171,053	$5,213,580	$493,358	$132,241

See accompanying notes to the financial statements.	96

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	Climate Change Fund	Emerging Markets ex-China Fund	Emerging Markets Fund	International Equity Fund	International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)
Net assets consist of:
Paid-in capital	$1,002,115,771	$322,888,472	$2,296,439,752	$1,856,273,518	$347,502,803
Distributable earnings (accumulated loss)	(259,355,172)	(85,597,226)	(1,838,146,070)	(911,221,920)	16,323,315

	$742,760,599	$237,291,246	$458,293,682	$945,051,598	$363,826,118

Net assets attributable to:
Class II	$—	$—	$129,496,873	$—	$—

Class III	$308,162,797	$41,481,035	$39,922	$362,473,412	$54,986,228

Class IV	$—	$—	$—	$577,803,978	$308,786,242

Class VI	$—	$195,810,211	$250,902,988	$—	$—

Class R6	$182,234,770	$—	$12,316,942	$—	$—

Class I	$252,363,032	$—	$65,536,957	$4,774,208	$53,648

Shares outstanding:
Class II	—	—	5,439,423	—	—

Class III	14,020,175	2,682,126	1,649	15,440,923	3,834,136

Class IV	—	—	—	24,654,733	21,585,361

Class VI	—	12,649,471	10,646,594	—	—

Class R6	8,307,992	—	517,354	—	—

Class I	11,500,115	—	2,758,620	202,723	3,748

Net asset value per share:
Class II	$—	$—	$23.81	$—	$—

Class III	$21.98	$15.47	$24.21	$23.47	$14.34

Class IV	$—	$—	$—	$23.44	$14.31

Class VI	$—	$15.48	$23.57	$—	$—

Class R6	$21.93	$—	$23.81	$—	$—

Class I	$21.94	$—	$23.76	$23.55	$14.31

97	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	Japan Value Creation Fund	Quality Cyclicals Fund	Quality Fund	Resource Transition Fund	Resources Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$—	$501,028	$278,669,053	$2,049,511	$56,231,789
Investments in unaffiliated issuers, at value (Note 2)(b)(c)	117,945,355	79,958,390	9,225,774,725	116,451,844	1,935,731,480
Foreign currency, at value (Note 2)(d)	—	45,474	2,794,918	11,862	946,630
Cash	6	—	44	—	38
Receivable for investments sold	—	50,225	2,372,820	—	1,081
Receivable for Fund shares sold	80	—	6,529,256	—	1,828,208
Dividends and interest receivable	154,937	119,823	12,034,732	74,898	4,920,522
Dividend withholding tax receivable	2,674	600	2,525,095	53,943	197,330
Foreign capital gains tax refund receivable (Note 2)	—	—	—	—	205,231
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	27,417	24,579	79,799	23,942	23,483
Miscellaneous receivable	—	—	—	—	105

Total assets	118,130,469	80,700,119	9,530,780,442	118,666,000	2,000,085,897

Liabilities:
Payable for investments purchased	—	46,565	2,204,198	7,598	—
Payable for Fund shares repurchased	3,941	—	3,011,533	—	967,529
Payable to affiliate for (Note 5):
Management fee	46,018	20,929	2,440,346	75,883	784,167
Shareholder service fee	7,675	3,513	856,883	5,217	208,897
Payable to Trustees and related expenses	739	505	60,448	2,666	12,786
Accrued expenses	100,289	66,146	827,898	158,134	853,684

Total liabilities	158,662	137,658	9,401,306	249,498	2,827,063

Net assets	$117,971,807	$80,562,461	$9,521,379,136	$118,416,502	$1,997,258,834

(a) Cost of investments – affiliated issuers:	$—	$501,028	$278,619,235	$2,049,511	$56,225,907
(b) Cost of investments – unaffiliated issuers:	$112,902,925	$60,222,743	$4,768,141,749	$177,866,263	$2,229,151,430
(c) Includes securities on loan at value (Note 2):	$—	$—	$—	$—	$139,767,815
(d) Cost of foreign currency:	$—	$45,652	$2,803,223	$11,939	$954,019

See accompanying notes to the financial statements.	98

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	Japan Value Creation Fund	Quality Cyclicals Fund	Quality Fund	Resource Transition Fund	Resources Fund
Net assets consist of:
Paid-in capital	$123,622,939	$61,466,880	$5,078,987,011	$249,659,179	$2,398,115,233
Distributable earnings (accumulated loss)	(5,651,132)	19,095,581	4,442,392,125	(131,242,677)	(400,856,399)

	$117,971,807	$80,562,461	$9,521,379,136	$118,416,502	$1,997,258,834

Net assets attributable to:
Class III	$29,048,708	$—	$3,211,662,736	$—	$223,994,779

Class IV	$—	$—	$1,028,172,751	$—	$403,196,514

Class VI	$82,520,832	$80,234,986	$2,875,207,087	$118,416,502	$109,235,451

Class R6	$—	$—	$1,142,543,399	$—	$497,523,219

Class I	$6,402,267	$327,475	$1,263,793,163	$—	$763,308,871

Shares outstanding:
Class III	1,476,769	—	103,597,902	—	10,834,117

Class IV	—	—	33,055,207	—	19,577,590

Class VI	4,194,442	3,511,293	92,733,387	8,819,161	5,303,904

Class R6	—	—	36,911,424	—	24,100,028

Class I	326,002	14,350	40,896,449	—	36,935,722

Net asset value per share:
Class III	$19.67	$—	$31.00	$—	$20.67

Class IV	$—	$—	$31.10	$—	$20.59

Class VI	$19.67	$22.85	$31.01	$13.43	$20.60

Class R6	$—	$—	$30.95	$—	$20.64

Class I	$19.64	$22.82	$30.90	$—	$20.67

99	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 —(Continued)

	Small Cap Quality Fund	U.S. Equity Fund	U.S. Opportunistic Value Fund	U.S. Small Cap Value Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$7,392,442	$1,994,361	$9,902,208	$573,827
Investments in unaffiliated issuers, at value (Note 2)(b)	199,968,990	133,156,138	530,438,330	34,217,280
Cash	—	1	—	—
Receivable for investments sold	1,994,128	—	—	—
Receivable for Fund shares sold	446,163	—	89,381	—
Dividends and interest receivable	126,616	270,315	1,653,573	55,962
Dividend withholding tax receivable	—	—	563	—
Due from broker (Note 2)	—	—	—	43,010
Receivable for variation margin on open futures contracts (Note 4)	—	3,413	—	4,170
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	40,180	15,971	15,779	9,890

Total assets	209,968,519	135,440,199	542,099,834	34,904,139

Liabilities:
Due to broker (Note 2)	—	46	—	—
Payable for investments purchased	5,711,099	—	37,986	—
Payable for Fund shares repurchased	65,209	—	15,401	—
Payable to affiliate for (Note 5):
Management fee	92,278	32,561	127,305	8,404
Shareholder service fee	18,331	10,256	33,928	1,491
Payable to Trustees and related expenses	798	1,588	2,634	1,336
Accrued expenses	125,642	69,368	121,313	50,533

Total liabilities	6,013,357	113,819	338,567	61,764

Net assets	$203,955,162	$135,326,380	$541,761,267	$34,842,375

(a) Cost of investments – affiliated issuers:	$7,392,442	$1,994,361	$9,902,208	$573,827
(b) Cost of investments – unaffiliated issuers:	$176,448,860	$113,293,746	$492,584,266	$31,478,227

See accompanying notes to the financial statements.	100

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	Small Cap Quality Fund	U.S. Equity Fund	U.S. Opportunistic Value Fund	U.S. Small Cap Value Fund
Net assets consist of:
Paid-in capital	$177,889,149	$106,645,846	$496,755,178	$36,394,306
Distributable earnings (accumulated loss)	26,066,013	28,680,534	45,006,089	(1,551,931)

	$203,955,162	$135,326,380	$541,761,267	$34,842,375

Net assets attributable to:
Class III	$17,314,540	$60,656,567	$36,988,873	$—

Class IV	$—	$—	$285,242,328	$—

Class VI	$64,312,270	$74,669,813	$143,697,299	$34,842,375

Class R6	$—	$—	$1,732,871	$—

Class I	$122,328,352	$—	$74,099,896	$—

Shares outstanding:
Class III	709,960	4,383,048	1,673,655	—

Class IV	—	—	12,934,996	—

Class VI	2,635,032	5,478,047	6,513,958	1,825,456

Class R6	—	—	78,672	—

Class I	5,018,036	—	3,363,921	—

Net asset value per share:
Class III	$24.39	$13.84	$22.10	$—

Class IV	$—	$—	$22.05	$—

Class VI	$24.41	$13.63	$22.06	$19.09

Class R6	$—	$—	$22.03	$—

Class I	$24.38	$—	$22.03	$—

101	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations —Year Ended February 29, 2024

	Climate Change Fund	Emerging Markets ex- China Fund	Emerging Markets Fund	International Equity Fund	International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$11,519,003	$14,377,923	$43,476,206	$44,627,591	$7,274,624
Dividends from affiliated issuers (Note 10)	802,643	236,971	502,256	3,485,168	202,762
Interest	4,905	—	421,136	98,083	18,518
Securities lending income from affiliated issuers (net)	479,375	—	—	—	—
Securities lending income (net)	291,844	—	265,019	—	—
Other income (Note 2)	1,867	60	2,293,478	2,606	549
Less: IRS closing agreement fees (Note 2)	—	—	—	(2,212,823)	(51,576)

Total investment income	13,099,637	14,614,954	46,958,095	46,000,625	7,444,877

Expenses:
Management fee (Note 5)	5,256,810	1,318,410	4,340,456	5,317,659	1,179,661
Shareholder service fee – Class II (Note 5)	—	—	292,731	2,593 *	—
Shareholder service fee – Class III (Note 5)	509,683	47,216	92	522,945	180,146
Shareholder service fee – Class IV (Note 5)	—	—	—	639,112	115,807	**
Shareholder service fee – Class VI (Note 5)	—	114,528	246,672	—	—
Shareholder service fee – Class R6 (Note 5)	271,818	—	24,964	—	—
Shareholder service fee – Class I (Note 5)	532,702	— ***	164,561	7,919	42	****
Audit and tax fees	151,285	140,447	434,021	137,781	146,462
Custodian, fund accounting agent and transfer agent fees	628,211	312,710	727,396	297,177	115,445
Legal fees	26,539	4,658	18,662	28,903	9,155
Registration fees	41,623	9,553	58,798	29,909	30,530
Trustees’ fees and related expenses (Note 5)	52,094	14,210	40,301	62,906	11,393
Miscellaneous	42,525	44,478	60,216	61,481	27,620

Total expenses	7,513,290	2,006,210	6,408,870	7,108,385	1,816,261
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(359,774)	(345,016)	(693,877)	(345,219)	(261,139)
Indirectly incurred management fees waived or borne by GMO (Note 5)	(29,929)	(2,668)	(50,728)	(45,200)	(2,771)
Indirectly incurred shareholder service fees waived or borne by GMO (Note 5)	—	—	(7,424)	—	—

Net expenses	7,123,587	1,658,526	5,656,841	6,717,966	1,552,351

Net investment income (loss)	5,976,050	12,956,428	41,301,254	39,282,659	5,892,526

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	(36,198,136)	(10,402,690)	(82,997,073)	32,924,586	6,558,709
Investments in affiliated issuers	89,038	12,533	(862,405)	156,555	3,699
Realized gain distributions from affiliated issuers (Note 10)	—	—	732,840	—	—
Futures contracts	—	—	(2,041,780)	115,115	15,210
Foreign currency and foreign currency related transactions	(215,148)	(305,758)	(1,745,685)	(856,628)	(76,167)

Net realized gain (loss)	(36,324,246)	(10,695,915)	(86,914,103)	32,339,628	6,501,451

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	(202,670,677)	47,836,669	127,403,655	86,639,982	13,194,298
Investments in affiliated issuers	(12,066)	—	44,718	(20,261)	(1,574)
Futures contracts	—	—	1,858,679	701,124	(2,645)
Foreign currency and foreign currency related transactions	4,054	79,398	501,116	530,087	(14,670)

Net change in unrealized appreciation (depreciation)	(202,678,689)	47,916,067	129,808,168	87,850,932	13,175,409

Net realized and unrealized gain (loss)	(239,002,935)	37,220,152	42,894,065	120,190,560	19,676,860

Net increase (decrease) in net assets resulting from operations	$(233,026,885)	$50,176,580	$84,195,319	$159,473,219	$25,569,386

(a) Withholding tax:	$895,610	$2,581,402	$5,525,429	$4,122,875	$889,416
(b) Foreig’n capital gains tax (benefit) on net realized gain (loss):	$—	$293,319	$2,139,295	$—	$8,897

See accompanying notes to the financial statements.	102

GMO Trust Funds

Statements of Operations —Year Ended February 29, 2024 — (Continued)

	Climate Change Fund	Emerging Markets ex- China Fund	Emerging Markets Fund	International Equity Fund	International Opportunistic Value Fund (formerly Tax- Managed International Equities Fund)

(c) Foreign capital gains tax (benefit) on change in net unrealized appreciation (depreciation):	$—	$1,239,640	$747,480	$—	$(5,274)

*	Class II liquidated on August 28, 2023.
**	Period from September 25, 2023 (commencement of operations) through February 29, 2024.
***	Class I liquidated on August 28, 2023.
****	Period from August 14, 2023 (commencement of operations) through February 29, 2024.

103	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations —Year Ended February 29, 2024 — (Continued)

	Japan Value Creation Fund	Quality Cyclicals Fund	Quality Fund	Resource Transition Fund	Resources Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$3,063,117	$1,424,347	$113,822,519	$12,103,022	$82,273,326
Dividends from affiliated issuers (Note 10)	—	28,456	8,225,130	230,468	2,308,735
Interest	111	186	26,846	—	24,532
Securities lending income (net)	—	—	—	—	1,096,031
Other income (Note 2)	—	29	12,357	353	67,403

Total investment income	3,063,228	1,453,018	122,086,852	12,333,843	85,770,027

Expenses:
Management fee (Note 5)	548,415	241,281	25,812,394	2,768,617	9,601,540
Shareholder service fee – Class III (Note 5)	40,312	—	4,324,756	—	359,272
Shareholder service fee – Class IV (Note 5)	—	—	731,658	—	428,665
Shareholder service fee – Class VI (Note 5)	43,447	40,134	1,379,692	190,343	45,265
Shareholder service fee – Class R6 (Note 5)	—	—	1,379,881	—	594,532
Shareholder service fee – Class I (Note 5)	5,721	217	1,220,247	—	1,160,210
Audit and tax fees	76,605	67,721	108,684	91,770	157,483
Custodian, fund accounting agent and transfer agent fees	82,148	41,170	2,142,449	129,164	1,886,132
Legal fees	2,519	4,347	222,667	18,483	52,087
Registration fees	26,726	22,821	122,004	11,387	57,839
Trustees’ fees and related expenses (Note 5)	6,272	4,172	441,910	22,908	108,156
Miscellaneous	10,494	7,093	112,271	11,148	69,943

Total expenses	842,659	428,956	37,998,613	3,243,820	14,521,124
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(174,662)	(126,336)	(742,269)	(261,910)	(232,042)
Indirectly incurred management fees waived or borne by GMO (Note 5)	—	(368)	(117,598)	(2,940)	(32,349)

Net expenses	667,997	302,252	37,138,746	2,978,970	14,256,733

Net investment income (loss)	2,395,231	1,150,766	84,948,106	9,354,873	71,513,294

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	(2,319,670)	1,962,948	307,640,847	(74,291,826)	(90,525,333)
Investments in affiliated issuers	—	1,164	157,550	7,861	31,440
Foreign currency and foreign currency related transactions	(136,246)	(1,696)	93,517	(89,230)	(180,837)

Net realized gain (loss)	(2,455,916)	1,962,416	307,891,914	(74,373,195)*	(90,674,730)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	21,855,685	6,738,261	2,041,408,933	(36,440,136)	(244,224,643)
Investments in affiliated issuers	—	—	(36,832)	—	(9,178)
Foreign currency and foreign currency related transactions	66,394	4,534	354,018	(3,253)	(3,090)

Net change in unrealized appreciation (depreciation)	21,922,079	6,742,795	2,041,726,119	(36,443,389)	(244,236,911)

Net realized and unrealized gain (loss)	19,466,163	8,705,211	2,349,618,033	(110,816,584)	(334,911,641)

Net increase (decrease) in net assets resulting from operations	$21,861,394	$9,855,977	$2,434,566,139	$(101,461,711)	$(263,398,347)

(a) Withholding tax:	$324,624	$73,291	$2,757,041	$949,370	$5,490,607
(b) Foreign capital gains tax (benefit) on net realized gain (loss):	$—	$—	$—	$—	$585,539
(c) Foreign capital gains tax (benefit) on change in net unrealized appreciation (depreciation):	$—	$—	$—	$—	$(239,117)

*	For the details related to in-kind redemption realized gain (loss) please refer to Note 6.

See accompanying notes to the financial statements.	104

GMO Trust Funds

Statements of Operations —Year Ended February 29, 2024 — (Continued)

			U.S.
	Small Cap		Opportunistic	U.S. Small
	Quality	U.S. Equity	Value	Cap Value
	Fund	Fund	Fund	Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$696,860	$4,228,354	$11,788,246	$728,536
Dividends from affiliated issuers (Note 10)	107,311	153,626	362,229	21,772
Interest	30,723	19,880	12,814	953

Total investment income	834,894	4,401,860	12,163,289	751,261

Expenses:
Management fee (Note 5)	494,425	703,497	1,230,899	95,615
Shareholder service fee – Class III (Note 5)	21,034	80,319	165	—
Shareholder service fee – Class IV (Note 5)	—	—	132,382	—
Shareholder service fee – Class VI (Note 5)	31,141	95,364	123,427	16,964
Shareholder service fee – Class R6 (Note 5)	—	—	1,056 *	—
Shareholder service fee – Class I (Note 5)	17,643	—	59,183	—
Audit and tax fees	68,449	59,270	52,775	56,791
Custodian, fund accounting agent and transfer agent fees	73,064	55,823	143,053	18,318
Legal fees	6,434	9,471	19,493	3,618
Registration fees	27,346	20,255	32,097	1,969
Trustees’ fees and related expenses (Note 5)	4,415	13,334	21,509	2,181
Miscellaneous	5,917	7,415	14,402	5,056

Total expenses	749,868	1,044,748	1,830,441	200,512
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(181,210)	(112,335)	(147,586)	(52,412)
Indirectly incurred management fees waived or borne by GMO (Note 5)	(1,432)	(1,953)	(5,015)	(281)

Net expenses	567,226	930,460	1,677,840	147,819

Net investment income (loss)	267,668	3,471,400	10,485,449	603,442

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,882,617	23,170,550	15,319,647	1,039,777
Investments in affiliated issuers	3,759	6,329	9,094	911
Futures contracts	—	366,473	—	43,230

Net realized gain (loss)	8,886,376	23,543,352	15,328,741	1,083,918

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	12,849,548	15,150,372	38,644,588	2,549,769
Investments in affiliated issuers	(417)	—	—	—
Futures contracts	—	(33,957)	—	13,728

Net change in unrealized appreciation (depreciation)	12,849,131	15,116,415	38,644,588	2,563,497

Net realized and unrealized gain (loss)	21,735,507	38,659,767	53,973,329	3,647,415

Net increase (decrease) in net assets resulting from operations	$22,003,175	$42,131,167	$64,458,778	$4,250,857

(a) Withholding tax:	$—	$4,892	$422	$175

*	Period from August 28, 2023 (commencement of operations) through February 29, 2024.

105	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

			Emerging
			Markets
	Climate		ex-China
	Change Fund		Fund
	Year Ended		Year Ended
	February 28/29,		February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,976,050	$6,951,323	$12,956,428	$15,332,899
Net realized gain (loss)	(36,324,246)	(20,296,199)	(10,695,915)	(23,213,927)
Change in net unrealized appreciation (depreciation)	(202,678,689)	(4,911,109)	47,916,067	(38,670,448)

Net increase (decrease) in net assets from operations	(233,026,885)	(18,255,985)	50,176,580	(46,551,476)

Distributions to shareholders:
Class III	(3,466,269)	(6,826,624)	(2,184,380)	(759,928)
Class VI	—	—	(13,456,339)	(13,701,355)
Class R6	(1,695,501)	(3,035,164)	—	—
Class I	(2,139,324)	(8,159,916)	(5)*	(15)

Total distributions	(7,301,094)	(18,021,704)	(15,640,724)	(14,461,298)

Net share transactions (Note 9):
Class III	66,165,312	34,383,090	8,160,595	17,239,928
Class VI	—	—	(60,198,947)	1,469,698
Class R6	47,784,723	71,379,478	—	—
Class I	(63,720,630)	133,221,424	(385)*	15

Increase (decrease) in net assets resulting from net share transactions	50,229,405	238,983,992	(52,038,737)	18,709,641

Total increase (decrease) in net assets	(190,098,574)	202,706,303	(17,502,881)	(42,303,133)
Net assets:
Beginning of period	932,859,173	730,152,870	254,794,127	297,097,260

End of period	$742,760,599	$932,859,173	$237,291,246	$254,794,127

*	Class I liquidated on August 28, 2023.

See accompanying notes to the financial statements.	106

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Emerging		International
	Markets Fund		Equity Fund
	Year Ended		Year Ended
	February 28/29,		February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$41,301,254	$66,903,959	$39,282,659	$67,950,597
Net realized gain (loss)	(86,914,103)	(201,332,540)	32,339,628	(97,451,037)
Change in net unrealized appreciation (depreciation)	129,808,168	(265,750,295)	87,850,932	(13,198,531)

Net increase (decrease) in net assets from operations	84,195,319	(400,178,876)	159,473,219	(42,698,971)

Distributions to shareholders:
Class II	(9,445,273)	(13,357,178)	(4,872)*	(187,750)
Class III	(3,096)	(10,406,493)	(25,954,707)	(13,506,456)
Class IV	—	—	(43,445,461)	(51,620,967)
Class VI	(32,006,640)	(59,450,292)	—	—
Class R6	(839,644)	(1,501,438)	—	—
Class I	(5,161,582)	(7,549,670)	(301,943)	(105,835)

Total distributions	(47,456,235)	(92,265,071)	(69,706,983)	(65,421,008)

Net share transactions (Note 9):
Class II	(33,876,936)	(47,692,845)	(4,847,751)*	(636,611)
Class III	(37,613)	(200,996,603)	(33,502,760)	29,494,140
Class IV	—	—	(403,569,831)	(526,895,189)
Class VI	(364,583,946)	(325,897,850)	—	—
Class R6	240,779	(18,867,256)	—	—
Class I	(27,994,487)	(1,027,086)	1,662,154	(49,180)

Increase (decrease) in net assets resulting from net share transactions	(426,252,203)	(594,481,640)	(440,258,188)	(498,086,840)

Total increase (decrease) in net assets	(389,513,119)	(1,086,925,587)	(350,491,952)	(606,206,819)
Net assets:
Beginning of period	847,806,801	1,934,732,388	1,295,543,550	1,901,750,369

End of period	$458,293,682	$847,806,801	$945,051,598	$1,295,543,550

*	Class II liquidated on August 28, 2023.

107	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Opportunistic Value Fund (formerly Tax-Managed International
	Equities			Japan Value
	Fund)			Creation Fund
	Year Ended			Year Ended
	February 28/29,			February 28/29,
	2024		2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,892,526		$1,425,241	$2,395,231	$3,174,050
Net realized gain (loss)	6,501,451		(2,811,095)	(2,455,916)	(5,530,808)
Change in net unrealized appreciation (depreciation)	13,175,409		(650,535)	21,922,079	(11,654,366)

Net increase (decrease) in net assets from operations	25,569,386		(2,036,389)	21,861,394	(14,011,124)

Distributions to shareholders:
Class III	(1,907,667)		(2,115,226)	(1,239,649)	(1,377,552)
Class IV	(7,503,114	)*	—	—	—
Class VI	—		—	(3,547,260)	(6,098,598)
Class I	(1,431	)**	—	(204,920)	(140,999)

Total distributions	(9,412,212)		(2,115,226)	(4,991,829)	(7,617,149)

Net share transactions (Note 9):
Class III	15,565,296		3,056,537	70,609	4,240,268
Class IV	301,365,286	*	—	—	—
Class VI	—		—	(10,799,492)	(33,856,529)
Class I	52,166	**	—	4,325,351	(1,063,960)

Increase (decrease) in net assets resulting from net share transactions	316,982,748		3,056,537	(6,403,532)	(30,680,221)

Total increase (decrease) in net assets	333,139,922		(1,095,078)	10,466,033	(52,308,494)
Net assets:
Beginning of period	30,686,196		31,781,274	107,505,774	159,814,268

End of period	$363,826,118		$30,686,196	$117,971,807	$107,505,774

*	Period from September 25, 2023 (commencement of operations) through February 29, 2024.
**	Period from August 14, 2023 (commencement of operations) through February 29, 2024.

See accompanying notes to the financial statements.	108

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Quality
	Cyclicals		Quality
	Fund		Fund
	Year Ended		Year Ended
	February 28/29,		February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,150,766	$2,068,981	$84,948,106	$84,852,243
Net realized gain (loss)	1,962,416	10,476,743	307,891,914	473,792,008
Change in net unrealized appreciation (depreciation)	6,742,795	(17,682,823)	2,041,726,119	(1,005,130,455)

Net increase (decrease) in net assets from operations	9,855,977	(5,137,099)	2,434,566,139	(446,486,204)

Distributions to shareholders:
Class III	—	—	(121,035,238)	(273,729,638)
Class IV	—	—	(31,178,712)	(87,058,631)
Class VI	(6,689,237)	(12,448,036)	(110,540,713)	(283,709,474)
Class R6	—	—	(41,976,135)	(61,977,061)
Class I	(15,534)	(8,044)	(41,573,820)	(52,650,146)

Total distributions	(6,704,771)	(12,456,080)	(346,304,618)	(759,124,950)

Net share transactions (Note 9):
Class III	—	—	(460,144,405)	320,666,228
Class IV	—	—	435,590,139	(353,772,936)
Class VI	7,503,226	(54,278,965)	(18,698,316)	(765,638,839)
Class R6	—	—	126,971,013	346,761,814
Class I	233,970	—	563,995,001	83,829,487

Increase (decrease) in net assets resulting from net share transactions	7,737,196	(54,278,965)	647,713,432	(368,154,246)

Total increase (decrease) in net assets	10,888,402	(71,872,144)	2,735,974,953	(1,573,765,400)
Net assets:
Beginning of period	69,674,059	141,546,203	6,785,404,183	8,359,169,583

End of period	$80,562,461	$69,674,059	$9,521,379,136	$6,785,404,183

109	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Resource Transition Fund		Resources Fund
			Year Ended February 28/29,
	Year Ended February 29, 2024	Period from February 15, 2023 (commencement of operations) through February 28, 2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$9,354,873	$231,914	$71,513,294	$94,755,628
Net realized gain (loss)	(74,373,195)	(48,994)	(90,674,730)	203,861,292
Change in net unrealized appreciation (depreciation)	(36,443,389)	(24,974,167)	(244,236,911)	(297,163,709)

Net increase (decrease) in net assets from operations	(101,461,711)	(24,791,247)	(263,398,347)	1,453,211

Distributions to shareholders:
Class III	—	—	(13,289,228)	(24,568,037)
Class IV	—	—	(25,982,061)	(39,706,418)
Class VI	(9,795,717)	—	(5,158,496)	(78,893,459)
Class R6	—	—	(23,782,202)	(17,754,677)
Class I	—	—	(43,970,688)	(75,407,234)

Total distributions	(9,795,717)	—	(112,182,675)	(236,329,825)

Net share transactions (Note 9):
Class III	—	—	(54,212,744)	110,861,393
Class IV	—	—	136,763,947	13,307,997
Class VI	(230,534,823)	485,000,000	61,502,242	(733,868,214)
Class R6	—	—	264,931,713	229,450,639
Class I	—	—	179,577,502	195,850,083

Increase (decrease) in net assets resulting from net share transactions	(230,534,823)	485,000,000	588,562,660	(184,398,102)

Total increase (decrease) in net assets	(341,792,251)	460,208,753	212,981,638	(419,274,716)
Net assets:
Beginning of period	460,208,753	—	1,784,277,196	2,203,551,912

End of period	$118,416,502	$460,208,753	$1,997,258,834	$1,784,277,196

See accompanying notes to the financial statements.	110

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Small Cap
	Quality			U.S. Equity
	Fund			Fund
				Year Ended
				February 28/29,
	Year Ended February 29, 2024	Period from September 20, 2022 (commencement of operations) through February 28, 2023		2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$267,668	$106,100		$3,471,400	$5,597,458
Net realized gain (loss)	8,886,376	9,118,120		23,543,352	13,965,336
Change in net unrealized appreciation (depreciation)	12,849,131	10,670,999		15,116,415	(28,175,702)

Net increase (decrease) in net assets from operations	22,003,175	19,895,219		42,131,167	(8,612,908)

Distributions to shareholders:
Class III	(1,859,199)	(1,078,895	)*	(6,363,834)	(5,157,645)
Class VI	(6,819,766)	(6,070,048)		(25,381,376)	(23,167,342)
Class I	(2,833)	(1,643	)*	—	—

Total distributions	(8,681,798)	(7,150,586)		(31,745,210)	(28,324,987)

Net share transactions (Note 9):
Class III	2,238,287	14,292,658	*	4,824,102	(24,293,425)
Class VI	6,675,881	37,919,001		(124,844,064)	(159,286,298)
Class I	116,741,682	21,643	*	—	—

Increase (decrease) in net assets resulting from net share transactions	125,655,850	52,233,302		(120,019,962)	(183,579,723)

Total increase (decrease) in net assets	138,977,227	64,977,935		(109,634,005)	(220,517,618)
Net assets:
Beginning of period	64,977,935	—		244,960,385	465,478,003

End of period	$203,955,162	$64,977,935		$135,326,380	$244,960,385

*	Period from November 15, 2022 (commencement of operations) through February 28, 2023.

111	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets —  (Continued)

	U.S.
	Opportunistic			U.S. Small
	Value			Cap Value
	Fund			Fund
				Year Ended
				February 28/29,
	Year Ended February 29, 2024	Period from December 13, 2022 (commencement of operations) through February 28, 2023		2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$10,485,449	$1,629,733		$603,442	$2,624,580
Net realized gain (loss)	15,328,741	1,892,866		1,083,918	(4,678,017)
Change in net unrealized appreciation (depreciation)	38,644,588	(790,524)		2,563,497	(23,582,842)

Net increase (decrease) in net assets from operations	64,458,778	2,732,075		4,250,857	(25,636,279)

Distributions to shareholders:
Class III	(510)	—		—	—
Class IV	(7,535,647)	—		—	—
Class VI	(11,806,155)	(300,214)		(630,097)	(18,256,190)
Class R6	(58,420)*	—		—	—
Class I	(2,483,818)	—		—	—

Total distributions	(21,884,550)	(300,214)		(630,097)	(18,256,190)

Net share transactions (Note 9):
Class III	36,826,651	10,000	**	—	—
Class IV	205,945,057	65,500,000	**	—	—
Class VI	(93,252,374)	210,519,854		1,794,100	(180,490,250)
Class R6	1,564,101 *	—		—	—
Class I	69,636,889	5,000	**	—	—

Increase (decrease) in net assets resulting from net share transactions	220,720,324	276,034,854		1,794,100	(180,490,250)

Total increase (decrease) in net assets	263,294,552	278,466,715		5,414,860	(224,382,719)
Net assets:
Beginning of period	278,466,715	—		29,427,515	253,810,234

End of period	$541,761,267	$278,466,715		$34,842,375	$29,427,515

*	Period from August 28, 2023 (commencement of operations) through February 29, 2024.
**	Period from February 15, 2023 (commencement of operations) through February 28, 2023.

See accompanying notes to the financial statements.	112

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CLIMATE CHANGE FUND

	Class III Shares
	Year Ended February 28/29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$28.91		$30.23	$34.39		$22.36		$22.04

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17		0.25	0.28		0.35		0.41
Net realized and unrealized gain (loss)	(6.86)		(0.93)	0.72		13.43		0.87

Total from investment operations	(6.69)		(0.68)	1.00		13.78		1.28

Less distributions to shareholders:
From net investment income	(0.24)		(0.16)	(0.57)		(0.30)		(0.45)
From net realized gains	—		(0.48)	(4.59)		(1.45)		(0.51)

Total distributions	(0.24)		(0.64)	(5.16)		(1.75)		(0.96)

Net asset value, end of period	$21.98		$28.91	$30.23		$34.39		$22.36

Total Return(b)	(23.16)%		(1.92)%	2.91%		63.84%		5.66%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$308,163		$330,218	$306,996		$178,223		$121,062
Net expenses to average daily net assets(c)	0.77%		0.77%	0.77%		0.77%		0.77%
Net investment income (loss) to average daily net assets(a)	0.69%		0.90%	0.84%		1.39%		1.84%
Portfolio turnover rate(d)	57%		57%	63%		84%		62%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05	%(e)	0.05%	0.04	%(e)	0.13	%(e)	0.16	%(e)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	119%	124%	140%	145%	173%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

113	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

CLIMATE CHANGE FUND (continued)

	Class R6 Shares
	Year Ended February 28/29,							Period from January 16, 2020 (commencement of operations) through February 29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$28.85		$30.17	$34.33		$22.36		$24.55

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.18		0.25	0.28		0.31		0.01
Net realized and unrealized gain (loss)	(6.87)		(0.92)	0.72		13.43		(2.20)

Total from investment operations	(6.69)		(0.67)	1.00		13.74		(2.19)

Less distributions to shareholders:
From net investment income	(0.23)		(0.17)	(0.57)		(0.32)		—
From net realized gains	—		(0.48)	(4.59)		(1.45)		—

Total distributions	(0.23)		(0.65)	(5.16)		(1.77)		—

Net asset value, end of period	$21.93		$28.85	$30.17		$34.33		$22.36

Total Return(b)	(23.18)%		(1.90)%	2.90%		63.71%		(8.92	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$182,235		$183,089	$115,014		$74,961		$1,129
Net expenses to average daily net assets(c)	0.77%		0.77%	0.77%		0.77%		0.77	%*
Net investment income (loss) to average daily net assets(a)	0.73%		0.90%	0.84%		1.04%		0.40	%*
Portfolio turnover rate(d)	57%		57%	63%		84%		62	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05	%(e)	0.05%	0.04	%(e)	0.11	%(e)	0.23	%(e)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	119%	124%	140%	145%	173%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	114

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

CLIMATE CHANGE FUND (continued)

	Class I Shares
	Year Ended February 28/29,							Period from February 25, 2020 (commencement of operations) through February 29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$28.83		$30.16	$34.33		$22.36		$23.37

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17		0.22	0.24		0.21		0.01
Net realized and unrealized gain (loss)	(6.87)		(0.93)	0.73		13.53		(1.02)

Total from investment operations	(6.70)		(0.71)	0.97		13.74		(1.01)

Less distributions to shareholders:
From net investment income	(0.19)		(0.14)	(0.55)		(0.32)		—
From net realized gains	—		(0.48)	(4.59)		(1.45)		—

Total distributions	(0.19)		(0.62)	(5.14)		(1.77)		—

Net asset value, end of period	$21.94		$28.83	$30.16		$34.33		$22.36

Total Return(b)	(23.25)%		(2.03)%	2.81%		63.67%		(4.32	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$252,363		$419,552	$308,143		$98,697		$962
Net expenses to average daily net assets(c)	0.87%		0.87%	0.87%		0.87%		0.87	%*
Net investment income (loss) to average daily net assets(a)	0.65%		0.79%	0.72%		0.66%		1.93	%*
Portfolio turnover rate(d)	57%		57%	63%		84%		62	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(e)	0.05%	0.04	%(e)	0.11	%(e)	0.43	%(e)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	119%	124%	140%	145%	173%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

115	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING MARKETS EX-CHINA FUND

	Class III Shares
	Year Ended February 28/29,			Period from November 17, 2021 (commencement of operations) through February 28,
	2024		2023	2022
Net asset value, beginning of period	$13.33		$16.65	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.72		0.72	0.15
Net realized and unrealized gain (loss)	2.44		(3.42)	(3.37)

Total from investment operations	3.16		(2.70)	(3.22)

Less distributions to shareholders:
From net investment income	(1.02)		(0.56)	(0.13)
From net realized gains	—		(0.06)	—

Total distributions	(1.02)		(0.62)	(0.13)

Net asset value, end of period	$15.47		$13.33	$16.65

Total Return(b)	24.10%		(16.04)%	(16.20	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$41,481		$28,548	$14,810
Net expenses to average daily net assets(c)	0.80%		0.80%	0.80	%*
Net investment income (loss) to average daily net assets(a)	5.02%		5.26%	2.52	%*
Portfolio turnover rate(d)	84%		126%	43	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.11	%(e)	0.08%	0.16	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	123%	140%	43%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	116

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING MARKETS EX-CHINA FUND (continued)

	Class VI Shares
	Year Ended February 28/29,			Period from October 18, 2021 (commencement of operations) through February 28,
	2024		2023	2022
Net asset value, beginning of period	$13.34		$16.66	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.78		0.74	0.17
Net realized and unrealized gain (loss)	2.39		(3.43)	(3.38)

Total from investment operations	3.17		(2.69)	(3.21)

Less distributions to shareholders:
From net investment income	(1.03)		(0.57)	(0.13)
From net realized gains	—		(0.06)	—

Total distributions	(1.03)		(0.63)	(0.13)

Net asset value, end of period	$15.48		$13.34	$16.66

Total Return(b)	24.22%		(15.97)%	(16.15	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$195,810		$226,245	$282,287
Net expenses to average daily net assets(c)	0.67%		0.67%	0.67	%*
Net investment income (loss) to average daily net assets(a)	5.46%		5.39%	2.36	%*
Portfolio turnover rate(d)	84%		126%	43	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.15	%(e)	0.12%	0.20	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	123%	140%	43%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

117	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING MARKETS FUND

	Class II Shares
	Year Ended February 28/29,
	2024		2023		2022	2021		2020
Net asset value, beginning of period	$21.87		$29.81		$36.70	$30.75		$32.23

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.31	(b)	1.04		1.21	0.86		1.13
Net realized and unrealized gain (loss)	2.31		(7.23)		(6.58)	6.36		(1.02)

Total from investment operations	3.62		(6.19)		(5.37)	7.22		0.11

Less distributions to shareholders:
From net investment income	(1.68)		(1.75)		(1.52)	(1.27)		(1.59)

Total distributions	(1.68)		(1.75)		(1.52)	(1.27)		(1.59)

Net asset value, end of period	$23.81		$21.87		$29.81	$36.70		$30.75

Total Return(c)	17.55	%(d)	(20.78)%		(15.13)%	23.89%		(0.11)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$129,497		$151,666		$262,449	$291,833		$397,798
Net expenses to average daily net assets(e)	0.96%		0.95%		0.92%	0.93%		0.93%
Net investment income (loss) to average daily net assets(a)	5.82	%(b)	4.32%		3.34%	2.73%		3.44%
Portfolio turnover rate	109	%(f)	128	%(f)	102%	102%		100	%(f)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.10	%(g)	0.05%		0.03%	0.07	%(g)	0.13	%(g)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$—		$—	$—		$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$456,929
5.47%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29, 2024
0.67%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	138%	138%	N/A	N/A	123%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	118

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class III Shares
	Year Ended February 28/29,
	2024		2023		2022	2021		2020
Net asset value, beginning of period	$21.96		$29.91		$36.81	$30.84		$32.32

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.45	(b)	1.22		1.27	0.76		1.21
Net realized and unrealized gain (loss)	2.23		(7.42)		(6.64)	6.51		(1.09)

Total from investment operations	3.68		(6.20)		(5.37)	7.27		0.12

Less distributions to shareholders:
From net investment income	(1.43)		(1.75)		(1.53)	(1.30)		(1.60)

Total distributions	(1.43)		(1.75)		(1.53)	(1.30)		(1.60)

Net asset value, end of period	$24.21		$21.96		$29.91	$36.81		$30.84

Total Return(c)	17.63	%(d)	(20.73)%		(15.08)%	23.99%		(0.08)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$40		$72		$267,177	$501,907		$333,779
Net expenses to average daily net assets(e)	0.91%		0.90%		0.87%	0.88%		0.88%
Net investment income (loss) to average daily net assets(a)	6.40	%(b)	5.01%		3.47%	2.36%		3.68%
Portfolio turnover rate	109	%(f)	128	%(f)	102%	102%		100	%(f)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07	%(g)	0.02%		0.01%	0.04	%(g)	0.11	%(g)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$—		$—	$—		$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$210
6.05%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29, 2024
0.67%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	138%	138%	N/A	N/A	123%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

119	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class VI Shares
	Year Ended February 28/29,
	2024		2023		2022	2021		2020
Net asset value, beginning of period	$21.67		$29.56		$36.41	$30.52		$32.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.41	(b)	1.14		1.33	0.87		1.23
Net realized and unrealized gain (loss)	2.22		(7.24)		(6.59)	6.36		(1.07)

Total from investment operations	3.63		(6.10)		(5.26)	7.23		0.16

Less distributions to shareholders:
From net investment income	(1.73)		(1.79)		(1.59)	(1.34)		(1.64)

Total distributions	(1.73)		(1.79)		(1.59)	(1.34)		(1.64)

Net asset value, end of period	$23.57		$21.67		$29.56	$36.41		$30.52

Total Return(c)	17.77	%(d)	(20.62)%		(14.98)%	24.11%		0.05%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$250,903		$598,337		$1,244,914	$1,787,607		$2,182,893
Net expenses to average daily net assets(e)	0.78%		0.77%		0.74%	0.75%		0.75%
Net investment income (loss) to average daily net assets(a)	6.33	%(b)	4.77%		3.69%	2.75%		3.76%
Portfolio turnover rate	109	%(f)	128	%(f)	102%	102%		100	%(f)
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.11	%(g)	0.06%		0.05%	0.08	%(g)	0.15	%(g)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$—		$—	$—		$0.02

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$1,540,135
5.99%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29, 2024
0.67%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	138%	138%	N/A	N/A	123%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	120

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class R6 Shares
	Year Ended February 28/29,					Period from March 31, 2020 (commencement of operations) through February 28,
	2024		2023		2022	2021
Net asset value, beginning of period	$21.88		$29.78		$36.67	$26.05

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.31	(b)	1.14		1.15	0.72
Net realized and unrealized gain (loss)	2.31		(7.32)		(6.51)	11.20

Total from investment operations	3.62		(6.18)		(5.36)	11.92

Less distributions to shareholders:
From net investment income	(1.69)		(1.72)		(1.53)	(1.30)

Total distributions	(1.69)		(1.72)		(1.53)	(1.30)

Net asset value, end of period	$23.81		$21.88		$29.78	$36.67

Total Return(c)	17.54	%(d)	(20.76)%		(15.13)%	46.24	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,317		$11,042		$40,197	$43,664
Net expenses to average daily net assets(e)	0.96%		0.95%		0.93%	0.93	%*
Net investment income (loss) to average daily net assets(a)	5.80	%(b)	4.74%		3.18%	2.39	%*
Portfolio turnover rate	109	%(f)	128	%(f)	102%	102	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.11	%(g)	0.04%		0.03%	0.05	%(g)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$38,968
5.45%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29, 2024
0.67%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	138%	138%	N/A	N/A

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

121	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class I Shares
	Year Ended February 28/29,							Period from January 14, 2020 (commencement of operations) through February 29,
	2024		2023		2022	2021		2020
Net asset value, beginning of period	$21.83		$29.75		$36.66	$30.75		$35.29

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.35	(b)	1.06		1.13	0.52		0.00	(c)
Net realized and unrealized gain (loss)	2.25		(7.24)		(6.52)	6.68		(4.54)

Total from investment operations	3.60		(6.18)		(5.39)	7.20		(4.54)

Less distributions to shareholders:
From net investment income	(1.67)		(1.74)		(1.52)	(1.29)		—

Total distributions	(1.67)		(1.74)		(1.52)	(1.29)		—

Net asset value, end of period	$23.76		$21.83		$29.75	$36.66		$30.75

Total Return(d)	17.48	%(e)	(20.80)%		(15.20)%	23.83%		(12.86	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$65,537		$86,689		$119,995	$79,824		$16,158
Net expenses to average daily net assets(f)	1.03%		1.00%		0.98%	0.98%		0.94	%*
Net investment income (loss) to average daily net assets(a)	6.02	%(b)	4.42%		3.14%	1.55%		(0.05	)%*
Portfolio turnover rate	109	%(g)	128	%(g)	102%	102%		100	%(g)**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.17	%(h)	0.12%		0.10%	0.10	%(h)	0.19	%(h)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29, 2024
$256,866
5.68%

(c)	Rounds to less than $0.01.
(d)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(e)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29, 2024
0.67%

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	138%	138%	N/A	N/A	123%

(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	122

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY FUND

	Class III Shares
	Year Ended February 28/29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$21.64		$23.00	$23.32		$20.09		$20.33

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.78		0.89	0.96	(b)	0.75	(b)	0.70
Net realized and unrealized gain (loss)	2.78		(1.36)	0.25		3.51		(0.17)

Total from investment operations	3.56		(0.47)	1.21		4.26		0.53

Less distributions to shareholders:
From net investment income	(1.73)		(0.89)	(1.53)		(1.03)		(0.77)

Total distributions	(1.73)		(0.89)	(1.53)		(1.03)		(0.77)

Net asset value, end of period	$23.47		$21.64	$23.00		$23.32		$20.09

Total Return(c)	16.98%		(1.87)%	5.08	%(d)	21.60	%(e)	2.29%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$362,473		$366,630	$358,775		$423,332		$452,165
Net expenses to average daily net assets(f)	0.67%		0.66%	0.67%		0.66%		0.66%
Net investment income (loss) to average daily net assets(a)	3.47%		4.28%	3.84	%(b)	3.70	%(b)	3.36%
Portfolio turnover rate(g)	63%		51%	64%		48%		46%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(h)	0.04%	0.03%		0.03%		0.03	%(h)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022	February 28, 2021
$861,919	$6,194,610
3.63%	2.30%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 28, 2022
0.21%

(e)	EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees, had a positive impact to total return, adding 1.58% to each class’s total return (Note 2).
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	83%	60%	N/A	N/A	65%

(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

123	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY FUND (continued)

	Class IV Shares
	Year Ended February 28/29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$21.60		$22.96	$23.28		$20.05		$20.29

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.85		0.92	0.96	(b)	0.77	(b)	0.74
Net realized and unrealized gain (loss)	2.72		(1.38)	0.26		3.50		(0.20)

Total from investment operations	3.57		(0.46)	1.22		4.27		0.54

Less distributions to shareholders:
From net investment income	(1.73)		(0.90)	(1.54)		(1.04)		(0.78)

Total distributions	(1.73)		(0.90)	(1.54)		(1.04)		(0.78)

Net asset value, end of period	$23.44		$21.60	$22.96		$23.28		$20.05

Total Return(c)	17.10%		(1.82)%	5.16	%(d)	21.71	%(e)	2.34%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$577,804		$921,486	$1,534,339		$1,765,686		$2,584,648
Net expenses to average daily net assets(f)	0.61%		0.60%	0.61%		0.60%		0.60%
Net investment income (loss) to average daily net assets(a)	3.80%		4.42%	3.88	%(b)	3.81	%(b)	3.53%
Portfolio turnover rate(g)	63%		51%	64%		48%		46%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(h)	0.04%	0.03%		0.03%		0.03	%(h)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022	February 28, 2021
$3,699,861	$27,980,578
3.67%	2.49%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 28, 2022
0.21%

(e)	EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees, had a positive impact to total return, adding 1.58% to each class’s total return (Note 2).
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	83%	60%	N/A	N/A	65%

(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	124

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY FUND (continued)

	Class I Shares
	Year Ended February 28/29,			Period from May 24, 2021 (commencement of operations) through February 28,
	2024		2023	2022
Net asset value, beginning of period	$21.72		$23.08	$25.79

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.68		0.85	0.44	(b)
Net realized and unrealized gain (loss)	2.85		(1.36)	(2.05)

Total from investment operations	3.53		(0.51)	(1.61)

Less distributions to shareholders:
From net investment income	(1.70)		(0.85)	(1.10)

Total distributions	(1.70)		(0.85)	(1.10)

Net asset value, end of period	$23.55		$21.72	$23.08

Total Return(c)	16.78%		(2.03)%	(6.27	)%(d)**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,774		$2,804	$3,021
Net expenses to average daily net assets(e)	0.84%		0.83%	0.89	%*
Net investment income (loss) to average daily net assets(a)	3.01%		4.08%	2.35	%(b)*
Portfolio turnover rate(f)	63%		51%	64	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(g)	0.04%	0.03	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$2,264
1.63%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the period, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding 0.16% to Class I’s total return (Note 2). Class I commenced operations on May 24, 2021.

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,
	2024	2023	2022
Portfolio turnover rate including transactions in USTF	83%	60%	N/A

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

125	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

INTERNATIONAL OPPORTUNISTIC VALUE FUND (FORMERLY TAX-MANAGED INTERNATIONAL EQUITIES FUND)

	Class III Shares
	Year Ended February 28/29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$13.17		$14.30	$15.98		$13.57		$13.82

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.40		0.52	0.63	(b)	0.34		0.46
Net realized and unrealized gain (loss)	1.18		(0.93)	0.14		2.42		(0.10)

Total from investment operations	1.58		(0.41)	0.77		2.76		0.36

Less distributions to shareholders:
From net investment income	(0.28)		(0.48)	(0.76)		(0.35)		(0.61)
From net realized gains	(0.13)		(0.24)	(1.69)		—		—

Total distributions	(0.41)		(0.72)	(2.45)		(0.35)		(0.61)

Net asset value, end of period	$14.34		$13.17	$14.30		$15.98		$13.57

Total Return(c)	12.08%		(2.42)%	4.77	%(d)	20.53%		2.31%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$54,986		$30,686	$31,781		$38,960		$36,228
Net expenses to average daily net assets(e)	0.68%		0.68%	0.84	%(f)	0.73%		0.80%
Net investment income (loss) to average daily net assets(a)	2.86%		4.06%	3.78	%(b)	2.47%		3.28%
Portfolio turnover rate(g)	57%		93%	86%		75%		52%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.12	%(h)	0.70%	0.60	%(h)	0.54	%(h)	0.54	%(h)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$61,519
3.62%
(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 28, 2022
0.14%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)	Net expenses include non-recurring contingent legal fees attributed to EU tax reclaims. The net expense ratio excluding these legal fees is 0.73% (Note 2).
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	91%	134%	107%	77%	65%

(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	126

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout the period)

INTERNATIONAL OPPORTUNISTIC VALUE FUND (FORMERLY TAX-MANAGED INTERNATIONAL EQUITIES FUND) (continued)

	Class IV Shares
	Period from September 25, 2023 (commencement of operations) through February 29,
	2024
Net asset value, beginning of period	$13.92

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.13
Net realized and unrealized gain (loss)	0.68

Total from investment operations	0.81

Less distributions to shareholders:
From net investment income	(0.29)
From net realized gains	(0.13)

Total distributions	(0.42)

Net asset value, end of period	$14.31

Total Return(b)	5.85	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$308,786
Net expenses to average daily net assets(c)	0.64	%*
Net investment income (loss) to average daily net assets(a)	2.12	%*
Portfolio turnover rate(d)	57	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.10	%(e)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

February 29, 2024
Portfolio turnover rate including transactions in USTF	91%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

127	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout the period)

INTERNATIONAL OPPORTUNISTIC VALUE FUND (FORMERLY TAX-MANAGED INTERNATIONAL EQUITIES FUND) (continued)

	Class I Shares
	Period from August 14, 2023 (commencement of operations) through February 29,
	2024
Net asset value, beginning of period	$13.92

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.15
Net realized and unrealized gain (loss)	0.64

Total from investment operations	0.79

Less distributions to shareholders:
From net investment income	(0.27)
From net realized gains	(0.13)

Total distributions	(0.40)

Net asset value, end of period	$14.31

Total Return(b)	5.72	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$54
Net expenses to average daily net assets(c)	0.78	%*
Net investment income (loss) to average daily net assets(a)	2.02	%*
Portfolio turnover rate(d)	57	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.10	%(e)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

February 29,
2024
Portfolio turnover rate including transactions in USTF	91%

(e)	Ratio includes indirect fees waived or borne by GMO.

†	Calculated using average shares outstanding throughout the period.
*	Annualized.

**	Not annualized.

See accompanying notes to the financial statements.	128

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

JAPAN VALUE CREATION FUND

	Class III Shares
			Period from
			December 30, 2021
			(commencement
			of operations)
	Year Ended February 28/29,		through February 28,
	2024	2023	2022
Net asset value, beginning of period	$16.86	$19.71	$19.81

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.37	0.39	(0.03)
Net realized and unrealized gain (loss)	3.30	(2.27)	(0.07)

Total from investment operations	3.67	(1.88)	(0.10)

Less distributions to shareholders:
From net investment income	(0.86)	(0.16)	—
From net realized gains	—	(0.81)	—

Total distributions	(0.86)	(0.97)	—

Net asset value, end of period	$19.67	$16.86	$19.71

Total Return(b)	22.17%	(9.21)%	(0.50	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$29,049	$24,808	$23,673
Net expenses to average daily net assets(c)	0.67%	0.67%	0.66	%*
Net investment income (loss) to average daily net assets(a)	2.03%	2.37%	(0.55	)%*
Portfolio turnover rate	33%	39%	47	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.16%	0.15%	0.15	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

129	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

JAPAN VALUE CREATION FUND (continued)

	Class VI Shares
				Period from
				September 14, 2020
				(commencement
				of operations)
	Year Ended February 28/29,			through
				February 28,
	2024	2023	2022	2021
Net asset value, beginning of period	$16.87	$19.71	$23.47	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.42	0.41	0.43	0.17
Net realized and unrealized gain (loss)	3.26	(2.27)	(0.71)	3.59

Total from investment operations	3.68	(1.86)	(0.28)	3.76

Less distributions to shareholders:
From net investment income	(0.88)	(0.17)	(1.50)	(0.28)
From net realized gains	—	(0.81)	(1.98)	(0.01)

Total distributions	(0.88)	(0.98)	(3.48)	(0.29)

Net asset value, end of period	$19.67	$16.87	$19.71	$23.47

Total Return(b)	22.21%	(9.11)%	(1.45)%	18.82	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$82,521	$81,148	$133,035	$163,872
Net expenses to average daily net assets(c)	0.58%	0.57%	0.57%	0.56	%*
Net investment income (loss) to average daily net assets(a)	2.28%	2.48%	1.90%	1.68	%*
Portfolio turnover rate	33%	39%	47%	28	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.16%	0.14%	0.08%	0.23	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	130

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

JAPAN VALUE CREATION FUND (continued)

	Class I Shares
			Period from
			June 7, 2021
			(commencement
			of operations)
	Year Ended February 28/29,		through February 28,
	2024	2023	2022
Net asset value, beginning of period	$16.85	$19.69	$24.95

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.24	0.42	0.12
Net realized and unrealized gain (loss)	3.41	(2.32)	(1.91	)(b)

Total from investment operations	3.65	(1.90)	(1.79)

Less distributions to shareholders:
From net investment income	(0.86)	(0.13)	(1.49)
From net realized gains	—	(0.81)	(1.98)

Total distributions	(0.86)	(0.94)	(3.47)

Net asset value, end of period	$19.64	$16.85	$19.69

Total Return(c)	22.03%	(9.32)%	(7.43	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,402	$1,549	$3,107
Net expenses to average daily net assets(d)	0.78%	0.77%	0.77	%*
Net investment income (loss) to average daily net assets(a)	1.33%	2.54%	0.79	%*
Portfolio turnover rate	33%	39%	47	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.18%	0.19%	0.12	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

131	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

QUALITY CYCLICALS FUND

	Class VI Shares
					Period from
					May 12, 2020
					(commencement
					of operations)
	Year Ended February 28/29,				through
					February 28,
	2024		2023	2022	2021
Net asset value, beginning of period	$21.99		$25.77	$29.06	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.35		0.42	0.64	0.38
Net realized and unrealized gain (loss)	2.59		(1.61)	2.24	10.23

Total from investment operations	2.94		(1.19)	2.88	10.61

Less distributions to shareholders:
From net investment income	(0.41)		(0.59)	(0.84)	(0.60)
From net realized gains	(1.67)		(2.00)	(5.33)	(0.95)

Total distributions	(2.08)		(2.59)	(6.17)	(1.55)

Net asset value, end of period	$22.85		$21.99	$25.77	$29.06

Total Return(b)	14.05%		(3.67)%	10.22%	53.56	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$80,235		$69,605	$141,465	$141,989
Net expenses to average daily net assets(c)	0.41%		0.40%	0.40%	0.40	%*
Net investment income (loss) to average daily net assets(a)	1.57%		1.90%	2.20%	1.92	%*
Portfolio turnover rate(d)	19%		17%	22%	65	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.17	%(e)	0.15%	0.08%	0.20	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	33%	29%	27%	70%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	132

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

QUALITY CYCLICALS FUND (continued)

	Class I Shares
				Period from
				July 16, 2021
				(commencement
				of operations)
	Year Ended February 28/29,			through
				February 28,
	2024		2023	2022
Net asset value, beginning of period	$21.99		$25.76	$28.45

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.32		0.38	0.34
Net realized and unrealized gain (loss)	2.57		(1.60)	(0.05	)(b)

Total from investment operations	2.89		(1.22)	0.29

Less distributions to shareholders:
From net investment income	(0.39)		(0.55)	(0.47)
From net realized gains	(1.67)		(2.00)	(2.51)

Total distributions	(2.06)		(2.55)	(2.98)

Net asset value, end of period	$22.82		$21.99	$25.76

Total Return(c)	13.80%		(3.84)%	1.42	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$327		$70	$81
Net expenses to average daily net assets(d)	0.61%		0.60%	0.59	%*
Net investment income (loss) to average daily net assets(a)	1.44%		1.70%	1.92	%*
Portfolio turnover rate(e)	19%		17%	22	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.18	%(f)	0.15%	0.08	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,
	2024	2023	2022
Portfolio turnover rate including transactions in USTF	33%	29%	27%

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

133	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

QUALITY FUND

	Class III Shares
	Year Ended February 28/29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$23.76		$28.05	$25.98		$22.77		$22.28

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.29		0.29	0.33	(b)	0.32		0.35
Net realized and unrealized gain (loss)	8.17		(1.80)	3.56		6.37		2.15

Total from investment operations	8.46		(1.51)	3.89		6.69		2.50

Less distributions to shareholders:
From net investment income	(0.28)		(0.30)	(0.32)		(0.35)		(0.36)
From net realized gains	(0.94)		(2.48)	(1.50)		(3.13)		(1.65)

Total distributions	(1.22)		(2.78)	(1.82)		(3.48)		(2.01)

Net asset value, end of period	$31.00		$23.76	$28.05		$25.98		$22.77

Total Return(c)	36.15%		(5.30)%	14.71	%(d)	30.83%		10.64%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,211,663		$2,885,807	$2,996,330		$3,519,473		$3,195,240
Net expenses to average daily net assets(e)	0.50%		0.49%	0.48%		0.48%		0.48%
Net investment income (loss) to average daily net assets(a)	1.06%		1.14%	1.12	%(b)	1.33%		1.44%
Portfolio turnover rate(f)	19%		15%	18%		28%		17%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01	%(g)	0.02%	0.02	%(g)	0.02	%(g)	0.02	%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$6,233,641
0.94%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	31%	24%	18%	28%	17%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	134

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

QUALITY FUND (continued)

	Class IV Shares
	Year Ended February 28/29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$23.84		$28.13	$26.04		$22.82		$22.32

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.31		0.30	0.32	(b)	0.34		0.37
Net realized and unrealized gain (loss)	8.18		(1.80)	3.60		6.37		2.14

Total from investment operations	8.49		(1.50)	3.92		6.71		2.51

Less distributions to shareholders:
From net investment income	(0.29)		(0.31)	(0.33)		(0.36)		(0.36)
From net realized gains	(0.94)		(2.48)	(1.50)		(3.13)		(1.65)

Total distributions	(1.23)		(2.79)	(1.83)		(3.49)		(2.01)

Net asset value, end of period	$31.10		$23.84	$28.13		$26.04		$22.82

Total Return(c)	36.17%		(5.23)%	14.79	%(d)	30.86%		10.70%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,028,173		$418,403	$912,163		$750,632		$852,866
Net expenses to average daily net assets(e)	0.46%		0.45%	0.44%		0.44%		0.44%
Net investment income (loss) to average daily net assets(a)	1.10%		1.19%	1.08	%(b)	1.37%		1.52%
Portfolio turnover rate(f)	19%		15%	18%		28%		17%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01	%(g)	0.02%	0.02	%(g)	0.02	%(g)	0.02	%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$1,577,219
0.91%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	31%	24%	18%	28%	17%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

135	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

QUALITY FUND (continued)

	Class VI Shares
	Year Ended February 28/29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$23.76		$28.06	$25.98		$22.77		$22.28

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.32		0.32	0.34	(b)	0.35		0.37
Net realized and unrealized gain (loss)	8.18		(1.82)	3.60		6.37		2.15

Total from investment operations	8.50		(1.50)	3.94		6.72		2.52

Less distributions to shareholders:
From net investment income	(0.31)		(0.32)	(0.36)		(0.38)		(0.38)
From net realized gains	(0.94)		(2.48)	(1.50)		(3.13)		(1.65)

Total distributions	(1.25)		(2.80)	(1.86)		(3.51)		(2.03)

Net asset value, end of period	$31.01		$23.76	$28.06		$25.98		$22.77

Total Return(c)	36.32%		(5.24)%	14.86	%(d)	30.95%		10.73%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,875,207		$2,224,691	$3,461,580		$2,465,066		$2,077,277
Net expenses to average daily net assets(e)	0.41%		0.40%	0.39%		0.39%		0.39%
Net investment income (loss) to average daily net assets(a)	1.16%		1.24%	1.16	%(b)	1.41%		1.55%
Portfolio turnover rate(f)	19%		15%	18%		28%		17%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01	%(g)	0.02%	0.02	%(g)	0.02	%(g)	0.02	%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$5,862,655
0.99%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	31%	24%	18%	28%	17%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	136

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

QUALITY FUND (continued)

	Class R6 Shares
								Period from
								November 12, 2019
								(commencement
								of operations)
								through
	Year Ended February 28/29,							February 29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$23.73		$28.02	$25.96		$22.76		$25.21

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.29		0.28	0.32	(b)	0.30		0.10
Net realized and unrealized gain (loss)	8.16		(1.79)	3.57		6.39		(0.83)

Total from investment operations	8.45		(1.51)	3.89		6.69		(0.73)

Less distributions to shareholders:
From net investment income	(0.29)		(0.30)	(0.33)		(0.36)		(0.32)
From net realized gains	(0.94)		(2.48)	(1.50)		(3.13)		(1.40)

Total distributions	(1.23)		(2.78)	(1.83)		(3.49)		(1.72)

Net asset value, end of period	$30.95		$23.73	$28.02		$25.96		$22.76

Total Return(c)	36.14%		(5.29)%	14.71	%(d)	30.81%		(3.39	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,142,543		$769,960	$507,232		$330,287		$77,375
Net expenses to average daily net assets(e)	0.49%		0.48%	0.48%		0.48%		0.49	%*
Net investment income (loss) to average daily net assets(a)	1.07%		1.12%	1.07	%(b)	1.22%		1.31	%*
Portfolio turnover rate(f)	19%		15%	18%		28%		17	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02	%(g)	0.03%	0.02	%(g)	0.02	%(g)	0.02	%(g)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$822,832
0.89%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	31%	24%	18%	28%	17%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

137	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

QUALITY FUND (continued)

	Class I Shares
								Period from
								September 26, 2019
								(commencement
								of operations)
	Year Ended February 28/29,							through
								February 29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$23.70		$27.99	$25.93		$22.75		$23.95

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27		0.26	0.28	(b)	0.28		0.12
Net realized and unrealized gain (loss)	8.14		(1.80)	3.58		6.37		0.39

Total from investment operations	8.41		(1.54)	3.86		6.65		0.51

Less distributions to shareholders:
From net investment income	(0.27)		(0.27)	(0.30)		(0.34)		(0.31)
From net realized gains	(0.94)		(2.48)	(1.50)		(3.13)		(1.40)

Total distributions	(1.21)		(2.75)	(1.80)		(3.47)		(1.71)

Net asset value, end of period	$30.90		$23.70	$27.99		$25.93		$22.75

Total Return(c)	36.02%		(5.40)%	14.62	%(d)	30.66%		1.62	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,263,793		$486,544	$481,865		$303,447		$80,110
Net expenses to average daily net assets(e)	0.59%		0.58%	0.58%		0.58%		0.57	%*
Net investment income (loss) to average daily net assets(a)	0.96%		1.04%	0.96	%(b)	1.12%		1.13	%*
Portfolio turnover rate(f)	19%		15%	18%		28%		17	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(g)	0.04%	0.04	%(g)	0.02	%(g)	0.02	%(g)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28, 2022
$779,657
0.79%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees, if any, attributed to EU tax reclaims, had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 28, 2022
0.20%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	31%	24%	18%	28%	17%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	138

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

RESOURCE TRANSITION FUND

	Class VI Shares
			Period from
			February 15, 2023
			(commencement
			of operations)
	Year Ended		through
	February 29,		February 28,
	2024		2023
Net asset value, beginning of period	$18.98		$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.45		0.01
Net realized and unrealized gain (loss)	(5.21)		(1.03)

Total from investment operations	(4.76)		(1.02)

Less distributions to shareholders:
From net investment income	(0.79)		—

Total distributions	(0.79)		—

Net asset value, end of period	$13.43		$18.98

Total Return(b)	(25.58)%		(5.10	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$118,417		$460,209
Net expenses to average daily net assets(c)	0.86%		0.86	%*
Net investment income (loss) to average daily net assets(a)	2.70%		1.39	%*
Portfolio turnover rate(d)	84%		0	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08	%(e)	0.73	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,
	2024	2023
Portfolio turnover rate including transactions in USTF	98%	2%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

139	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

RESOURCES FUND

	Class III Shares
	Year Ended February 28/29,
	2024		2023	2022	2021		2020
Net asset value, beginning of period	$25.06		$28.39	$27.81	$18.11		$20.31

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.91		1.13	1.54	0.48		0.65
Net realized and unrealized gain (loss)	(3.95)		(1.74)	2.00	10.13		(2.22)

Total from investment operations	(3.04)		(0.61)	3.54	10.61		(1.57)

Less distributions to shareholders:
From net investment income	(0.87)		(1.10)	(1.35)	(0.47)		(0.63)
From net realized gains	(0.48)		(1.62)	(1.61)	(0.44)		—

Total distributions	(1.35)		(2.72)	(2.96)	(0.91)		(0.63)

Net asset value, end of period	$20.67		$25.06	$28.39	$27.81		$18.11

Total Return(b)	(12.67)%		(1.47)%	13.29%	59.36%		(8.14)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$223,995		$322,035	$239,225	$96,091		$201,320
Net expenses to average daily net assets(c)	0.72%		0.72%	0.71%	0.72%		0.73%
Net investment income (loss) to average daily net assets(a)	3.94%		4.26%	5.32%	2.44%		3.24%
Portfolio turnover rate(d)	60%		65%	60%	86%		37%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(e)(f)	—	—	0.00	%(e)(f)	0.00	%(e)(f)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$—	$—	$—		$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	105%	72%	60%	89%	101%

(e)	Ratio includes indirect fees waived or borne by GMO.
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	140

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

RESOURCES FUND (continued)

	Class IV Shares
	Year Ended February 28/29,
	2024		2023	2022	2021		2020
Net asset value, beginning of period	$24.98		$28.30	$27.73	$18.06		$20.24

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.87		1.13	1.79	0.47		0.68
Net realized and unrealized gain (loss)	(3.89)		(1.72)	1.76	10.12		(2.22)

Total from investment operations	(3.02)		(0.59)	3.55	10.59		(1.54)

Less distributions to shareholders:
From net investment income	(0.89)		(1.11)	(1.37)	(0.48)		(0.64)
From net realized gains	(0.48)		(1.62)	(1.61)	(0.44)		—

Total distributions	(1.37)		(2.73)	(2.98)	(0.92)		(0.64)

Net asset value, end of period	$20.59		$24.98	$28.30	$27.73		$18.06

Total Return(b)	(12.64)%		(1.40)%	13.34%	59.42%		(8.03)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$403,197		$344,000	$383,353	$531,006		$311,515
Net expenses to average daily net assets(c)	0.67%		0.67%	0.65%	0.67%		0.68%
Net investment income (loss) to average daily net assets(a)	3.81%		4.32%	6.21%	2.33%		3.40%
Portfolio turnover rate(d)	60%		65%	60%	86%		37%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(e)(f)	—	—	0.00	%(e)(f)	0.00	%(e)(f)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$—	$—	$—		$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	105%	72%	60%	89%	101%

(e)	Ratio includes indirect fees waived or borne by GMO.
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

141	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

RESOURCES FUND (continued)

	Class VI Shares
				Period from
				February 8, 2022
				(commencement
				of operations)
				through
	Year Ended February 28/29,			February 28,
	2024		2023	2022
Net asset value, beginning of period	$24.96		$28.30	$29.11

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.78		1.10	(0.57)
Net realized and unrealized gain (loss)	(3.78)		(1.69)	(0.24	)(b)

Total from investment operations	(3.00)		(0.59)	(0.81)

Less distributions to shareholders:
From net investment income	(0.88)		(1.13)	—
From net realized gains	(0.48)		(1.62)	—

Total distributions	(1.36)		(2.75)	—

Net asset value, end of period	$20.60		$24.96	$28.30

Total Return(c)	(12.57)%		(1.39)%	(2.78	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$109,235		$65,869	$842,698
Net expenses to average daily net assets(d)	0.62%		0.62%	0.74	%*
Net investment income (loss) to average daily net assets(a)	3.46%		4.21%	(35.65	)%*
Portfolio turnover rate(e)	60%		65%	60	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(f)(g)	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,
	2024	2023	2022
Portfolio turnover rate including transactions in USTF	105%	72%	60%

(f)	Ratio includes indirect fees waived or borne by GMO.
(g)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	142

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

RESOURCES FUND (continued)

	Class R6 Shares
					Period from
					January 22, 2021
					(commencement
					of operations)
					through
	Year Ended February 28/29,				February 28,
	2024		2023	2022	2021
Net asset value, beginning of period	$25.04		$28.37	$27.82	$27.44

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.79		1.10	(0.06)	0.03
Net realized and unrealized gain (loss)	(3.82)		(1.71)	3.59	0.35

Total from investment operations	(3.03)		(0.61)	3.53	0.38

Less distributions to shareholders:
From net investment income	(0.89)		(1.10)	(1.37)	—
From net realized gains	(0.48)		(1.62)	(1.61)	—

Total distributions	(1.37)		(2.72)	(2.98)	—

Net asset value, end of period	$20.64		$25.04	$28.37	$27.82

Total Return(b)	(12.67)%		(1.43)%	13.25%	1.38	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$497,523		$315,904	$105,086	$2,617
Net expenses to average daily net assets(c)	0.72%		0.72%	0.74%	0.71	%*
Net investment income (loss) to average daily net assets(a)	3.47%		4.21%	(0.20)%	0.98	%*
Portfolio turnover rate(d)	60%		65%	60%	86	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(e)(f)	—	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,
	2024	2023	2022	2021
Portfolio turnover rate including transactions in USTF	105%	72%	60%	89%

(e)	Ratio includes indirect fees waived or borne by GMO.
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

143	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

RESOURCES FUND (continued)

	Class I Shares
					Period from
					January 22, 2021
					(commencement
					of operations)
					through
	Year Ended February 28/29,				February 28,
	2024		2023	2022	2021
Net asset value, beginning of period	$25.06		$28.39	$27.81	$27.44

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.86		1.08	1.25	0.02
Net realized and unrealized gain (loss)	(3.91)		(1.72)	2.27	0.35

Total from investment operations	(3.05)		(0.64)	3.52	0.37

Less distributions to shareholders:
From net investment income	(0.86)		(1.07)	(1.33)	—
From net realized gains	(0.48)		(1.62)	(1.61)	—

Total distributions	(1.34)		(2.69)	(2.94)	—

Net asset value, end of period	$20.67		$25.06	$28.39	$27.81

Total Return(b)	(12.73)%		(1.55)%	13.19%	1.35	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$763,309		$736,470	$633,189	$369,102
Net expenses to average daily net assets(c)	0.82%		0.82%	0.81%	0.81	%*
Net investment income (loss) to average daily net assets(a)	3.76%		4.11%	4.32%	0.74	%*
Portfolio turnover rate(d)	60%		65%	60%	86	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03	%(e)	0.03%	—	—

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,
	2024	2023	2022	2021
Portfolio turnover rate including transactions in USTF	105%	72%	60%	89%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	144

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

SMALL CAP QUALITY FUND

	Class III Shares
			Period from
			November 15, 2022
			(commencement
			of operations)
	Year Ended		through
	February 29,		February 28,
	2024		2023
Net asset value, beginning of period	$22.12		$22.96

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.06		0.01
Net realized and unrealized gain (loss)	5.14		1.03

Total from investment operations	5.20		1.04

Less distributions to shareholders:
From net investment income	(0.06)		(0.01)
From net realized gains	(2.87)		(1.87)

Total distributions	(2.93)		(1.88)

Net asset value, end of period	$24.39		$22.12

Total Return(b)	24.95%		4.57	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,315		$13,391
Net expenses to average daily net assets(c)	0.75%		0.75	%*
Net investment income (loss) to average daily net assets(a)	0.25%		0.19	%*
Portfolio turnover rate(d)	37%		77	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.21	%(e)	0.85	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,
	2024	2023
Portfolio turnover rate including transactions in USTF	61%	78%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

145	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

SMALL CAP QUALITY FUND (continued)

	Class VI Shares
			Period from
			September 20, 2022
			(commencement
			of operations)
	Year Ended		through
	February 29,		February 28,
	2024		2023
Net asset value, beginning of period	$22.13		$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.08		0.02
Net realized and unrealized gain (loss)	5.15		4.00

Total from investment operations	5.23		4.02

Less distributions to shareholders:
From net investment income	(0.07)		(0.02)
From net realized gains	(2.88)		(1.87)

Total distributions	(2.95)		(1.89)

Net asset value, end of period	$24.41		$22.13

Total Return(b)	25.06%		20.10	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$64,312		$51,566
Net expenses to average daily net assets(c)	0.66%		0.66	%*
Net investment income (loss) to average daily net assets(a)	0.34%		0.25	%*
Portfolio turnover rate(d)	37%		77	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.21	%(e)	0.39	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,
	2024	2023
Portfolio turnover rate including transactions in USTF	61%	78%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	146

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

SMALL CAP QUALITY FUND (continued)

	Class I Shares
			Period from
			November 15, 2022
			(commencement
			of operations)
	Year Ended		through
	February 29,		February 28,
	2024		2023
Net asset value, beginning of period	$22.11		$22.96

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.08		0.01
Net realized and unrealized gain (loss)	5.12		1.02

Total from investment operations	5.20		1.03

Less distributions to shareholders:
From net investment income	(0.05)		(0.01)
From net realized gains	(2.88)		(1.87)

Total distributions	(2.93)		(1.88)

Net asset value, end of period	$24.38		$22.11

Total Return(b)	24.93%		4.51	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$122,328		$21
Net expenses to average daily net assets(c)	0.75%		0.75	%*
Net investment income (loss) to average daily net assets(a)	0.35%		0.09	%*
Portfolio turnover rate(d)	37%		77	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.31	%(e)	0.61	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,
	2024	2023
Portfolio turnover rate including transactions in USTF	61%	78%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

147	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

U.S. EQUITY FUND

	Class III Shares
	Year Ended February 28/29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$12.54		$13.69	$14.39		$11.89		$13.07

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.18		0.17	0.21		0.18		0.22
Net realized and unrealized gain (loss)	2.69		(0.45)	2.13		3.56		0.21

Total from investment operations	2.87		(0.28)	2.34		3.74		0.43

Less distributions to shareholders:
From net investment income	(0.17)		(0.17)	(0.19)		(0.21)		(0.32)
From net realized gains	(1.40)		(0.70)	(2.85)		(1.03)		(1.29)

Total distributions	(1.57)		(0.87)	(3.04)		(1.24)		(1.61)

Net asset value, end of period	$13.84		$12.54	$13.69		$14.39		$11.89

Total Return(b)	24.56%		(1.63)%	15.80%		33.74%		2.51%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,657		$50,114	$80,646		$105,656		$83,738
Net expenses to average daily net assets(c)	0.48%		0.47%	0.46%		0.47%		0.46%
Net investment income (loss) to average daily net assets(a)	1.44%		1.38%	1.34%		1.47%		1.64%
Portfolio turnover rate(d)	88%		81%	94%		66%		72%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05	%(e)	0.05%	0.04	%(e)	0.04	%(e)	0.03	%(e)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	91%	91%	115%	81%	88%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	148

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

U.S. EQUITY FUND (continued)

	Class VI Shares
	Year Ended February 28/29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$12.38		$13.52	$14.25		$11.78		$12.97

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.20		0.18	0.22		0.19		0.23
Net realized and unrealized gain (loss)	2.63		(0.44)	2.11		3.53		0.20

Total from investment operations	2.83		(0.26)	2.33		3.72		0.43

Less distributions to shareholders:
From net investment income	(0.18)		(0.18)	(0.21)		(0.22)		(0.33)
From net realized gains	(1.40)		(0.70)	(2.85)		(1.03)		(1.29)

Total distributions	(1.58)		(0.88)	(3.06)		(1.25)		(1.62)

Net asset value, end of period	$13.63		$12.38	$13.52		$14.25		$11.78

Total Return(b)	24.59%		(1.47)%	15.89%		33.92%		2.53%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,670		$194,846	$384,832		$245,547		$365,693
Net expenses to average daily net assets(c)	0.39%		0.38%	0.37%		0.37%		0.37%
Net investment income (loss) to average daily net assets(a)	1.56%		1.47%	1.42%		1.56%		1.75%
Portfolio turnover rate(d)	88%		81%	94%		66%		72%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05	%(e)	0.05%	0.04	%(e)	0.04	%(e)	0.03	%(e)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	91%	91%	115%	81%	88%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

149	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

U.S. OPPORTUNISTIC VALUE FUND

	Class III Shares
			Period from
			February 15, 2023
			(commencement
			of operations)
	Year Ended		through
	February 29,		February 28,
	2024		2023
Net asset value, beginning of period	$20.20		$21.07

Income (loss) from investment operations:
Net investment income (loss)(a)†	2.38		0.02
Net realized and unrealized gain (loss)	0.58		(0.89	)(b)

Total from investment operations	2.96		(0.87)

Less distributions to shareholders:
From net investment income	(0.41)		—
From net realized gains	(0.65)		—

Total distributions	(1.06)		—

Net asset value, end of period	$22.10		$20.20

Total Return(c)	15.20%		(4.13	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$36,989		$10
Net expenses to average daily net assets(d)	0.49%		0.47	%*
Net investment income (loss) to average daily net assets(a)	10.90%		2.30	%*
Portfolio turnover rate(e)	71%		47	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(f)	0.48	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,
	2024	2023
Portfolio turnover rate including transactions in USTF	100%	77%

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	150

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

U.S. OPPORTUNISTIC VALUE FUND (continued)

	Class IV Shares
			Period from
			February 15, 2023
			(commencement
			of operations)
	Year Ended		through
	February 29,		February 28,
	2024		2023
Net asset value, beginning of period	$20.20		$21.07

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.54		0.01
Net realized and unrealized gain (loss)	2.43		(0.88	)(b)

Total from investment operations	2.97		(0.87)

Less distributions to shareholders:
From net investment income	(0.47)		—
From net realized gains	(0.65)		—

Total distributions	(1.12)		—

Net asset value, end of period	$22.05		$20.20

Total Return(c)	15.26%		(4.13	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$285,242		$62,784
Net expenses to average daily net assets(d)	0.43%		0.42	%*
Net investment income (loss) to average daily net assets(a)	2.63%		1.94	%*
Portfolio turnover rate(e)	71%		47	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(f)	0.49	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,
	2024	2023
Portfolio turnover rate including transactions in USTF	100%	77%

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

151	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

U.S. OPPORTUNISTIC VALUE FUND (continued)

	Class VI Shares
			Period from
			December 13, 2022
			(commencement
			of operations)
	Year Ended		through
	February 29,		February 28,
	2024		2023
Net asset value, beginning of period	$20.19		$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.54		0.12
Net realized and unrealized gain (loss)	2.46		0.10

Total from investment operations	3.00		0.22

Less distributions to shareholders:
From net investment income	(0.48)		(0.03)
From net realized gains	(0.65)		—

Total distributions	(1.13)		(0.03)

Net asset value, end of period	$22.06		$20.19

Total Return(b)	15.39%		1.10	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$143,697		$215,668
Net expenses to average daily net assets(c)	0.39%		0.38	%*
Net investment income (loss) to average daily net assets(a)	2.67%		2.79	%*
Portfolio turnover rate(d)	71%		47	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(e)	0.28	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,
	2024	2023
Portfolio turnover rate including transactions in USTF	100%	77%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	152

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout the period)

U.S. OPPORTUNISTIC VALUE FUND (continued)

	Class R6 Shares
	Period from
	August 28, 2023
	(commencement
	of operations)
	through
	February 29,
	2024
Net asset value, beginning of period	$20.22

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.28
Net realized and unrealized gain (loss)	2.25

Total from investment operations	2.53

Less distributions to shareholders:
From net investment income	(0.39)
From net realized gains	(0.33)

Total distributions	(0.72)
Net asset value, end of period	$22.03

Total Return(b)	12.85	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,733
Net expenses to average daily net assets(c)	0.48	%*
Net investment income (loss) to average daily net assets(a)	2.66	%*
Portfolio turnover rate(d)	71	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(e)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

February 29, 2024
Portfolio turnover rate including transactions in USTF	100%

(e)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

153	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

U.S. OPPORTUNISTIC VALUE FUND (continued)

	Class I Shares
			Period from
			February 15, 2023
			(commencement
			of operations)
	Year Ended		through
	February 29,		February 28,
	2024		2023
Net asset value, beginning of period	$20.20		$21.07

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.51		0.01
Net realized and unrealized gain (loss)	2.44		(0.88	)(b)

Total from investment operations	2.95		(0.87)

Less distributions to shareholders:
From net investment income	(0.47)		—
From net realized gains	(0.65)		—

Total distributions	(1.12)		—

Net asset value, end of period	$22.03		$20.20

Total Return(c)	15.14%		(4.13	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$74,100		$5
Net expenses to average daily net assets(d)	0.59%		0.57	%*
Net investment income (loss) to average daily net assets(a)	2.50%		1.73	%*
Portfolio turnover rate(e)	71%		47	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03	%(f)	0.47	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,
	2024	2023
Portfolio turnover rate including transactions in USTF	100%	77%

(f)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	154

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

U.S. SMALL CAP VALUE FUND

	Class VI Shares
	Year Ended February 28/29,							Period from July 2, 2019 (commencement of operations) through February 29,
	2024		2023	2022		2021		2020
Net asset value, beginning of period	$17.19		$19.74	$24.99		$18.06		$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.34		0.30	0.33		0.30		0.23
Net realized and unrealized gain (loss)	1.91		(1.08)	2.89		6.96		(1.99)

Total from investment operations	2.25		(0.78)	3.22		7.26		(1.76)

Less distributions to shareholders:
From net investment income	(0.35)		(0.45)	(0.39)		(0.33)		(0.18)
From net realized gains	—		(1.32)	(8.08)		—		—

Total distributions	(0.35)		(1.77)	(8.47)		(0.33)		(0.18)

Net asset value, end of period	$19.09		$17.19	$19.74		$24.99		$18.06

Total Return(b)	13.27%		(2.86)%	13.21%		40.64%		(8.95	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,842		$29,428	$253,810		$372,498		$415,508
Net expenses to average daily net assets(c)	0.48%		0.45%	0.42%		0.41%		0.44	%*
Net investment income (loss) to average daily net assets(a)	1.96%		1.71%	1.32%		1.67%		1.69	%*
Portfolio turnover rate(d)	81%		60%	62%		86%		56	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.17	%(e)	—	0.00	%(e) (f)	0.00	%(e) (f)	0.00	%(e) (f)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	89%	69%	71%	98%	69%

(e)	Ratio includes indirect fees waived or borne by GMO.
(f)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

155	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 29, 2024

1.	Organization

Each of Climate Change Fund, Emerging Markets ex-China Fund, Emerging Markets Fund, International Equity Fund, International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund), Japan Value Creation Fund, Quality Cyclicals Fund, Quality Fund, Resource Transition Fund, Resources Fund, Small Cap Quality Fund, U.S. Equity Fund, U.S. Opportunistic Value Fund and U.S. Small Cap Value Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO. The Funds may also invest in other GMO Funds (“underlying funds”). The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. The financial statements are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Climate Change Fund	Not Applicable	High total return

Emerging Markets ex-China Fund	MSCI Emerging Markets ex-China Index	Total return in excess of its benchmark

Emerging Markets Fund	MSCI Emerging Markets Index	Total return in excess of its benchmark

International Equity Fund	Not Applicable	High total return

International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	Not Applicable	Total return

Japan Value Creation Fund	Not Applicable	Total return

Quality Cyclicals Fund	Not Applicable	Total return

Quality Fund	Not Applicable	Total return

Resource Transition Fund	Not Applicable	Total return

Resources Fund	Not Applicable	Total return

Small Cap Quality Fund	Not Applicable	Total return

U.S. Equity Fund	Not Applicable	High total return

U.S. Opportunistic Value Fund	Not Applicable	Total return

U.S. Small Cap Value Fund	S&P SmallCap 600 Value Index	Total return in excess of its benchmark

International Equity Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable

156

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within that range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available when a Fund calculates its net asset value, the derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted non-fixed income securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close before the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below).

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a pricing source determined by GMO. GMO evaluates pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available when a Fund calculates its net asset value, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the price determined for a particular security may be materially different from the value realized upon its sale. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 29, 2024, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

157

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; certain equity securities that are valued based on the last traded exchange price adjusted for the movement in a relevant index and/or a security type conversion discount; certain equity securities valued off the last traded price with a discount for liquidity; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 29, 2024:

Description	Level 1	Level 2	Level 3	Total
Climate Change Fund
Asset Valuation Inputs
Common Stocks
Argentina	$4,046,843	$—	$—	$4,046,843
Australia	—	413,873	—	413,873
Brazil	—	7,035,605	—	7,035,605
Canada	64,873,467	—	—	64,873,467
China	—	3,729,262	—	3,729,262
Denmark	—	26,437,037	—	26,437,037
Finland	—	10,771,468	—	10,771,468
France	—	92,180,755	—	92,180,755
Germany	—	30,039,945	—	30,039,945
Ireland	—	3,527,992	—	3,527,992
Italy	—	8,766,542	—	8,766,542
Japan	—	37,368,543	—	37,368,543
Jersey	9,477,173	—	—	9,477,173
Mexico	15,232,937	—	—	15,232,937
Netherlands	—	5,079,584	—	5,079,584
Norway	—	9,079,983	—	9,079,983
Russia	—	—	219,534	219,534
South Korea	—	49,701,561	—	49,701,561
Spain	—	11,349,237	—	11,349,237
Switzerland	—	1,976,437	—	1,976,437
Ukraine	—	716,135	—	716,135
United Kingdom	2,336,800	2,367,221	—	4,704,021

158

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3		Total
Climate Change Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
United States	$324,500,640	$—	$—		$324,500,640

TOTAL COMMON STOCKS	420,467,860	300,541,180	219,534		721,228,574

Preferred Stocks
Chile	13,747,779	—	—		13,747,779

TOTAL PREFERRED STOCKS	13,747,779	—	—		13,747,779

Mutual Funds
United States	22,390,770	—	—		22,390,770

TOTAL MUTUAL FUNDS	22,390,770	—	—		22,390,770

Short-Term Investments	1,093,187	—	—		1,093,187

Total Investments	457,699,596	300,541,180	219,534		758,460,310

Total	$457,699,596	$300,541,180	$219,534		$758,460,310

Emerging Markets ex-China Fund
Asset Valuation Inputs
Common Stocks
Brazil	$1,355,503	$11,940,429	$—		$13,295,932
Chile	—	317,063	—		317,063
Colombia	26,002	—	—		26,002
Czech Republic	—	479,686	—		479,686
Egypt	—	1,408,240	—		1,408,240
Greece	—	171,266	—		171,266
Hungary	—	8,898,627	—		8,898,627
India	1,921,432	35,651,895	—		37,573,327
Indonesia	—	14,164,058	—		14,164,058
Malaysia	—	532,880	—		532,880
Mexico	16,451,159	—	0	§	16,451,159
Pakistan	—	1,332,957	—		1,332,957
Poland	—	6,666,348	—		6,666,348
Qatar	—	778,671	—		778,671
Russia	—	—	470,882		470,882
South Africa	1,246,967	21,029,404	—		22,276,371
South Korea	—	19,328,524	—		19,328,524
Taiwan	8,958,577	54,339,038	—		63,297,615
Thailand	—	2,700,038	—		2,700,038
Turkey	—	1,299,345	—		1,299,345
Vietnam	—	6,071,150	—		6,071,150

TOTAL COMMON STOCKS	29,959,640	187,109,619	470,882		217,540,141

Preferred Stocks
Brazil	1,208,174	12,698,165	—		13,906,339
Colombia	1,739,820	—	—		1,739,820
Russia	—	—	32,404		32,404

TOTAL PREFERRED STOCKS	2,947,994	12,698,165	32,404		15,678,563

159

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3		Total
Emerging Markets ex-China Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$4,681,209	$—	$—		$4,681,209

TOTAL MUTUAL FUNDS	4,681,209	—	—		4,681,209

Total Investments	37,588,843	199,807,784	503,286		237,899,913

Total	$37,588,843	$199,807,784	$503,286		$237,899,913

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Brazil	$5,615,148	$15,775,158	$—		$21,390,306
Chile	—	282,464	—		282,464
China	13,723,961	87,373,887	1		101,097,849
Colombia	48,652	—	—		48,652
Czech Republic	—	1,796,200	—		1,796,200
Egypt	—	1,082,393	—		1,082,393
Greece	—	319,046	—		319,046
Hungary	—	16,777,601	—		16,777,601
India	1,592,808	46,179,054	—		47,771,862
Indonesia	—	15,849,501	—		15,849,501
Kuwait	—	428,871	—		428,871
Malaysia	—	738,520	—		738,520
Mexico	25,413,050	—	0	§	25,413,050
Pakistan	—	3,360,175	—		3,360,175
Philippines	—	297,755	—		297,755
Poland	—	8,784,425	—		8,784,425
Qatar	—	1,580,340	—		1,580,340
Russia	—	—	2,210,178		2,210,178
Saudi Arabia	—	1,638,174	—		1,638,174
South Africa	2,139,928	36,689,772	—		38,829,700
South Korea	—	12,836,692	—		12,836,692
Sri Lanka	—	—	303,354		303,354
Taiwan	2,470,464	96,852,760	—		99,323,224
Thailand	—	5,782,578	—		5,782,578
Turkey	—	743,858	—		743,858
Vietnam	—	10,906,029	—		10,906,029

TOTAL COMMON STOCKS	51,004,011	366,075,253	2,513,533		419,592,797

Preferred Stocks
Brazil	—	19,131,292	—		19,131,292
Colombia	4,595,076	—	—		4,595,076
Russia	—	—	558,897		558,897
South Korea	—	7,204,164	—		7,204,164

TOTAL PREFERRED STOCKS	4,595,076	26,335,456	558,897		31,489,429

Debt Obligations
United States	500,579	—	—		500,579

TOTAL DEBT OBLIGATIONS	500,579	—	—		500,579

160

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$1,004,664	$—	$—	$1,004,664

TOTAL MUTUAL FUNDS	1,004,664	—	—	1,004,664

Short-Term Investments	1,013,701	—	—	1,013,701

Total Investments	58,118,031	392,410,709	3,072,430	453,601,170

Derivatives^
Futures Contracts
Equity Risk	836,785	—	—	836,785

Total	$58,954,816	$392,410,709	$3,072,430	$454,437,955

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$30,245,871	$—	$30,245,871
Austria	—	4,115,827	—	4,115,827
Belgium	—	13,215,603	—	13,215,603
Denmark	—	482,133	—	482,133
Finland	—	3,653,697	—	3,653,697
France	20,038,722	117,778,365	—	137,817,087
Germany	—	42,154,225	—	42,154,225
Hong Kong	—	11,394,226	—	11,394,226
Ireland	700,616	6,370,617	—	7,071,233
Italy	—	63,317,924	—	63,317,924
Japan	8,521,207	242,014,045	—	250,535,252
Netherlands	—	68,223,263	—	68,223,263
Norway	—	20,248,369	—	20,248,369
Portugal	—	2,221,994	—	2,221,994
Singapore	—	19,643,345	—	19,643,345
Spain	—	59,460,279	—	59,460,279
Sweden	—	22,115,541	—	22,115,541
Switzerland	19,909,843	33,884,781	—	53,794,624
United Kingdom	13,228,190	97,119,485	—	110,347,675

TOTAL COMMON STOCKS	62,398,578	857,659,590	—	920,058,168

Preferred Stocks
Germany	—	3,548,735	—	3,548,735

TOTAL PREFERRED STOCKS	—	3,548,735	—	3,548,735

Debt Obligations
United States	999,953	—	—	999,953

TOTAL DEBT OBLIGATIONS	999,953	—	—	999,953

Mutual Funds
United States	71,846,735	—	—	71,846,735

TOTAL MUTUAL FUNDS	71,846,735	—	—	71,846,735

Short-Term Investments	157,299	—	—	157,299

Total Investments	135,402,565	861,208,325	—	996,610,890

161

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
International Equity Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Futures Contracts
Equity Risk	$349,013	$—	$—	$349,013

Total	$135,751,578	$861,208,325	$—	$996,959,903

International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)
Asset Valuation Inputs
Common Stocks
Australia	$—	$12,317,368	$—	$12,317,368
Austria	—	3,464,527	—	3,464,527
Belgium	—	6,280,769	—	6,280,769
Canada	44,045,812	—	—	44,045,812
Denmark	—	3,920,327	—	3,920,327
Finland	—	7,827,741	—	7,827,741
France	973,303	45,196,305	—	46,169,608
Germany	—	12,639,745	—	12,639,745
Hong Kong	—	10,500,008	—	10,500,008
Italy	1,661,264	16,973,942	—	18,635,206
Japan	6,065,390	70,618,766	—	76,684,156
Netherlands	—	20,687,838	—	20,687,838
Norway	—	3,685,134	—	3,685,134
Portugal	—	4,125	—	4,125
Russia	—	—	31	31
Singapore	—	1,775,308	—	1,775,308
Spain	—	18,053,598	—	18,053,598
Sweden	—	7,448,849	—	7,448,849
Switzerland	4,879,445	16,770,080	—	21,649,525
United Kingdom	25,280,096	14,181,447	—	39,461,543

TOTAL COMMON STOCKS	82,905,310	272,345,877	31	355,251,218

Preferred Stocks
Germany	—	924,197	—	924,197

TOTAL PREFERRED STOCKS	—	924,197	—	924,197

Mutual Funds
United States	7,130,000	—	—	7,130,000

TOTAL MUTUAL FUNDS	7,130,000	—	—	7,130,000

Short-Term Investments	585,732	—	—	585,732

Total Investments	90,621,042	273,270,074	31	363,891,147

Total	$90,621,042	$273,270,074	$31	$363,891,147

162

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Japan Value Creation Fund
Asset Valuation Inputs
Common Stocks	$—	$113,109,781	$—	$113,109,781
Short-Term Investments	4,835,574	—	—	4,835,574

Total Investments	4,835,574	113,109,781	—	117,945,355

Total	$4,835,574	$113,109,781	$—	$117,945,355

Quality Cyclicals Fund
Asset Valuation Inputs
Common Stocks
Brazil	$—	$133,357	$—	$133,357
Canada	4,087,520	—	—	4,087,520
China	—	350,902	—	350,902
Finland	—	1,035,053	—	1,035,053
France	—	5,179,287	—	5,179,287
Germany	—	1,936,823	—	1,936,823
Hong Kong	—	1,042,585	—	1,042,585
Ireland	2,878,089	—	—	2,878,089
Mexico	5,265,314	—	—	5,265,314
Russia	—	—	37,866	37,866
Spain	—	4,651,248	—	4,651,248
United Kingdom	—	7,660,054	—	7,660,054
United States	43,838,788	—	—	43,838,788

TOTAL COMMON STOCKS	56,069,711	21,989,309	37,866	78,096,886

Preferred Stocks
Brazil	—	1,081,391	—	1,081,391

TOTAL PREFERRED STOCKS	—	1,081,391	—	1,081,391

Mutual Funds
United States	501,028	—	—	501,028

TOTAL MUTUAL FUNDS	501,028	—	—	501,028

Short-Term Investments	780,113	—	—	780,113

Total Investments	57,350,852	23,070,700	37,866	80,459,418

Total	$57,350,852	$23,070,700	$37,866	$80,459,418

Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$470,359,630	$—	$470,359,630
Germany	—	335,428,170	—	335,428,170
Spain	—	51,627,392	—	51,627,392
Switzerland	—	265,199,567	—	265,199,567
Taiwan	—	261,457,480	—	261,457,480
United Kingdom	—	601,553,444	—	601,553,444
United States	7,235,681,313	—	—	7,235,681,313

TOTAL COMMON STOCKS	7,235,681,313	1,985,625,683	—	9,221,306,996

163

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Quality Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$278,669,053	$—	$—	$278,669,053

TOTAL MUTUAL FUNDS	278,669,053	—	—	278,669,053

Short-Term Investments	4,467,729	—	—	4,467,729

Total Investments	7,518,818,095	1,985,625,683	—	9,504,443,778

Total	$7,518,818,095	$1,985,625,683	$—	$9,504,443,778

Resource Transition Fund
Asset Valuation Inputs
Common Stocks
Argentina	$945,969	$—	$—	$945,969
Australia	—	1,986,300	—	1,986,300
Brazil	—	5,902,821	—	5,902,821
Canada	16,259,183	—	—	16,259,183
China	—	2,415,224	—	2,415,224
Denmark	—	1,934,654	—	1,934,654
Finland	—	1,402,083	—	1,402,083
France	—	4,148,410	—	4,148,410
Italy	—	602,398	—	602,398
Japan	—	1,444,321	—	1,444,321
Jersey	3,739,645	—	—	3,739,645
Mexico	3,945,765	—	—	3,945,765
Norway	—	982,488	—	982,488
South Africa	—	4,255,774	—	4,255,774
Sweden	—	3,596,801	—	3,596,801
United Kingdom	—	10,070,723	—	10,070,723
United States	41,725,897	—	—	41,725,897

TOTAL COMMON STOCKS	66,616,459	38,741,997	—	105,358,456

Preferred Stocks
Brazil	—	6,779,790	—	6,779,790
Chile	4,181,452	—	—	4,181,452

TOTAL PREFERRED STOCKS	4,181,452	6,779,790	—	10,961,242

Mutual Funds
United States	2,049,511	—	—	2,049,511

TOTAL MUTUAL FUNDS	2,049,511	—	—	2,049,511

Short-Term Investments	132,146	—	—	132,146

Total Investments	72,979,568	45,521,787	—	118,501,355

Total	$72,979,568	$45,521,787	$—	$118,501,355

Resources Fund
Asset Valuation Inputs
Common Stocks
Argentina	$20,203,185	$—	$—	$20,203,185
Australia	—	33,755,965	—	33,755,965

164

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3		Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Austria	$—	$26,443,089	$—		$26,443,089
Brazil	—	68,301,740	—		68,301,740
Canada	207,859,624	—	—		207,859,624
China	—	23,929,176	—		23,929,176
Denmark	—	19,899,552	—		19,899,552
Finland	—	14,636,032	—		14,636,032
France	—	40,939,763	—		40,939,763
Hong Kong	—	4,224,219	—		4,224,219
Hungary	—	13,634,416	—		13,634,416
Italy	—	43,475,302	—		43,475,302
Japan	—	16,270,030	—		16,270,030
Jersey	36,260,467	—	—		36,260,467
Mexico	38,643,048	—	—		38,643,048
Norway	—	51,784,730	—		51,784,730
Portugal	—	70,724,444	—		70,724,444
Russia	—	—	1,712,258		1,712,258
Singapore	—	—	0	§	—
South Africa	—	42,648,571	—		42,648,571
Spain	—	40,925,297	—		40,925,297
Sweden	—	35,162,612	—		35,162,612
Ukraine	—	1,631,989	—		1,631,989
United Kingdom	6,202,680	253,646,862	—		259,849,542
United States	642,962,777	—	—		642,962,777

TOTAL COMMON STOCKS	952,131,781	802,033,789	1,712,258		1,755,877,828

Preferred Stocks
Brazil	—	137,761,697	—		137,761,697
Chile	40,551,384	—	—		40,551,384
Russia	—	—	722,161		722,161

TOTAL PREFERRED STOCKS	40,551,384	137,761,697	722,161		179,035,242

Mutual Funds
United States	56,231,789	—	—		56,231,789

TOTAL MUTUAL FUNDS	56,231,789	—	—		56,231,789

Short-Term Investments	818,410	—	—		818,410

Total Investments	1,049,733,364	939,795,486	2,434,419		1,991,963,269

Total	$1,049,733,364	$939,795,486	$2,434,419		$1,991,963,269

Small Cap Quality Fund
Asset Valuation Inputs
Common Stocks	$198,078,954	$—	$—		$198,078,954
Mutual Funds	7,392,442	—	—		7,392,442
Short-Term Investments	1,890,036	—	—		1,890,036

Total Investments	207,361,432	—	—		207,361,432

Total	$207,361,432	$—	$—		$207,361,432

165

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
U.S. Equity Fund
Asset Valuation Inputs
Common Stocks	$132,528,046	$—	$—	$132,528,046
Mutual Funds	1,994,361	—	—	1,994,361
Debt Obligations	350,405	—	—	350,405
Short-Term Investments	277,687	—	—	277,687

Total Investments	135,150,499	—	—	135,150,499

Derivatives^
Futures Contracts
Equity Risk	15,957	—	—	15,957

Total	$135,166,456	$—	$—	$135,166,456

U.S. Opportunistic Value Fund
Asset Valuation Inputs
Common Stocks	$530,338,789	$—	$—	$530,338,789
Mutual Funds	9,902,208	—	—	9,902,208
Short-Term Investments	99,541	—	—	99,541

Total Investments	540,340,538	—	—	540,340,538

Total	$540,340,538	$—	$—	$540,340,538

U.S. Small Cap Value Fund
Asset Valuation Inputs
Common Stocks	$34,036,216	$—	$—	$34,036,216
Mutual Funds	573,827	—	—	573,827
Rights/Warrants	—	—	36,350	36,350
Short-Term Investments	144,714	—	—	144,714

Total Investments	34,754,757	—	36,350	34,791,107

Derivatives^
Futures Contracts
Equity Risk	27,739	—	—	27,739

Total	$34,782,496	$—	$36,350	$34,818,846

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

§	Represents the interest in securities that were determined to have a value of zero at February 29, 2024.
^

In the tables above derivatives are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation). Excludes purchased options, if any, which are included in investments.

The underlying funds held at year end are classified above as Level 1. Certain underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using significant unobservable inputs. For a summary of the levels assigned to the underlying funds’ direct securities and derivatives, if any, please refer to the underlying funds’ Notes to Financial Statements which are available on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

Cash

Cash and foreign currency, if any, in the Statements of Assets and Liabilities consist of cash balances held with the custodian.

166

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Notes to Financial Statements — (Continued)

February 29, 2024

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Securities lending

The Funds may make secured loans of their portfolio securities amounting to not more than one-third of their total assets. Securities loans are required to be collateralized by cash or securities in an amount equal to the securities loaned (marked to market daily). Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the following business day. Funds participating in securities lending receive compensation for lending their securities and/or net investment income earned on the investment of cash collateral, net of fee rebates paid to the borrower and fees paid to the lending agent. Cash collateral received is generally invested in GMO U.S. Treasury Fund. State Street Bank and Trust Company (“State Street”) serves as the Funds’ lending agent.

A Fund that lends its portfolio securities bears the risk of delay in the recovery of loaned securities, including possible impairment of the Fund’s ability to vote the securities, the inability to invest proceeds from the sales of such securities and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline and bears the risk of total loss with respect to the investment of collateral.

At February 29, 2024, securities on loan at value and collateral from securities on loan are listed below:

Fund Name	Value of securities on loan ($)	Cash collateral ($)	Non-cash collateral ($)*	Total collateral ($)
Climate Change Fund	26,058,174	15,738,457	12,717,610	28,456,067
Emerging Markets Fund	2,196,856	—	2,269,253	2,269,253
Resources Fund	139,767,815	—	148,263,835	148,263,835

*	Non-cash collateral is comprised of U.S. Treasuries and Agencies. The Fund cannot repledge non-cash collateral; therefore, they are excluded from the Statements of Assets and Liabilities.

Information regarding the value of the securities loaned and the value of cash collateral at year end is included in the Statements of Assets and Liabilities.

167

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Notes to Financial Statements — (Continued)

February 29, 2024

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at its discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

As a result of court cases involving several countries across the European Union, certain Funds have filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have been recognized, if any, are reflected as Other income in the Statements of Operations. As a result of its entitlements to EU tax reclaims and related interest amounts, a Fund may incur contingent legal fees. Such fees are presented within Legal fees in the Statements of Operations. Related receivables, if any, are reflected as EU tax reclaims receivable in the Statements of Assets and Liabilities. Generally, unless GMO believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund’s net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, reduce the amount of foreign taxes, if any, that a Fund may elect to pass-through to its shareholders from a U.S. federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a Fund were previously passed-through as foreign tax credits to its U.S. taxable shareholders, a Fund may enter into a closing agreement with the U.S. Internal Revenue Service (the “IRS”). Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders). Based on current guidance from the IRS, it is expected that International Equity Fund and International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund) will enter into a closing agreement with the IRS. Accordingly, estimated charges related to International Equity Fund and International Opportunistic Value Fund’s (formerly Tax-Managed International Equities Fund) closing agreement liabilities are presented as a reduction of Investment Income in the Statements of Operations and their estimated closing agreement liabilities are presented as Payable for IRS closing agreement fees in the Statements of Assets and Liabilities.

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount. Taxes related to capital gains realized during the year ended February 29, 2024, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

168

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Differences in distributable earnings on a U.S. GAAP and tax accounting basis primarily relate to the following:

Differences related to:	Climate Change Fund	Emerging Markets ex-China Fund	Emerging Markets Fund	International Equity Fund	International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	Japan Value Creation Fund	Quality Cyclicals Fund	Quality Fund	Resource Transition Fund	Resources Fund	Small Cap Quality Fund	U.S. Equity Fund	U.S. Opportunistic Value Fund	U.S. Small Cap Value Fund
Capital loss carryforwards	X	X	X	X		X			X	X				X
Derivative contract transactions			X											X
Dividend income and withholding tax reclaim reserves	X		X	X	X		X		X	X
Dividends received from underlying investments			X
EU tax reclaims, associated interest entitlements and IRS closing agreement matters				X
Foreign capital gains taxes		X	X
Foreign currency transactions		X	X	X		X			X
Gain/losses on underlying fund shares			X
Late year ordinary losses	X
Losses on wash sale transactions	X	X	X		X	X	X	X	X	X		X	X	X
Passive foreign investment company transactions	X	X	X	X	X	X	X		X	X
Post-October capital losses	X	X	X			X	X		X	X
Real estate investment trust transactions									X					X
Redemption in-kind transactions									X
U.S. federal tax equalization utilized								X
There are no significant differences											X

169

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 29, 2024			Tax year ended February 28, 2023
Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Climate Change Fund	7,301,094	—	7,301,094	12,075,146	5,946,558	18,021,704
Emerging Markets ex-China Fund	15,640,724	—	15,640,724	14,461,298	—	14,461,298
Emerging Markets Fund	47,456,235	—	47,456,235	92,265,071	—	92,265,071
International Equity Fund	69,706,983	—	69,706,983	65,421,008	—	65,421,008
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	7,069,130	2,343,082	9,412,212	1,390,528	724,698	2,115,226
Japan Value Creation Fund	4,991,829	—	4,991,829	1,700,312	5,916,837	7,617,149
Quality Cyclicals Fund	1,438,724	5,266,047	6,704,771	3,135,963	9,320,117	12,456,080
Quality Fund	136,704,960	209,599,658	346,304,618	92,208,707	666,916,243	759,124,950
Resource Transition Fund	9,795,717	—	9,795,717	—	—	—
Resources Fund	97,058,434	15,124,241	112,182,675	185,045,976	51,283,849	236,329,825
Small Cap Quality Fund	7,999,554	682,244	8,681,798	7,150,586	—	7,150,586
U.S. Equity Fund	8,694,050	23,051,160	31,745,210	11,550,123	16,774,864	28,324,987
U.S. Opportunistic Value Fund	21,882,825	1,725	21,884,550	300,214	—	300,214
U.S. Small Cap Value Fund	630,097	—	630,097	9,957,158	8,299,032	18,256,190

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 29, 2024, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses Deferral ($)
Climate Change Fund	—	—	(1,315,996)	(15,067,974)	(8,386,846)
Emerging Markets ex-China Fund	3,278,624	—	—	(26,317,731)	(530,821)
Emerging Markets Fund	5,872,409	—	—	(1,408,706,029)	(3,593,388)
International Equity Fund	13,435,283	—	—	(900,237,788)	—
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	4,405,567	181,673	—	—	—
Japan Value Creation Fund	1,865,594	—	—	(9,389,421)	(370,609)
Quality Cyclicals Fund	125,215	—	—	—	(80,282)
Quality Fund	17,131,278	—	—	—	—
Resource Transition Fund	741,983	—	—	(19,214,166)	(46,989,062)
Resources Fund	5,090,755	—	—	(17,412,369)	(30,558,001)
Small Cap Quality Fund	1,096,348	1,518,714	—	—	—

170

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses Deferral ($)
U.S. Equity Fund	3,333,416	6,101,033	—	—	—
U.S. Opportunistic Value Fund	8,741,666	3,076,010	—	—	—
U.S. Small Cap Value Fund	446	—	—	(4,268,361)	—

As of February 29, 2024, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 29, 2024, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

Fund Name	Short-Term ($)	Long-Term ($)
Climate Change Fund	(2,098,685)	(12,969,289)
Emerging Markets ex-China Fund	(4,576,324)	(21,741,407)
Emerging Markets Fund	(192,050,195)	(1,216,655,834)
International Equity Fund	(769,150,241)	(131,087,547)
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	—	—
Japan Value Creation Fund	—	(9,389,421)
Quality Cyclicals Fund	—	—
Quality Fund	—	—
Resource Transition Fund	(19,214,166)	—
Resources Fund	(13,426,968)	(3,985,401)
Small Cap Quality Fund	—	—
U.S. Equity Fund	—	—
U.S. Opportunistic Value Fund	—	—
U.S. Small Cap Value Fund	(4,268,361)	—

171

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

As of February 29, 2024, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments, for U.S. federal income tax purposes were as follows:

Fund Name	Total Investments				Outstanding Financial Instruments
	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Climate Change Fund	991,979,496	75,122,970	(308,642,156)	(233,519,186)	—
Emerging Markets ex-China Fund	298,590,958	33,820,486	(94,511,531)	(60,691,045)	—
Emerging Markets Fund	878,757,959	39,623,999	(464,780,788)	(425,156,789)	—
International Equity Fund	960,848,043	106,836,835	(71,073,988)	35,762,847	—
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	351,553,417	25,055,935	(12,718,205)	12,337,730	—
Japan Value Creation Fund	115,689,612	11,525,312	(9,269,569)	2,255,743	—
Quality Cyclicals Fund	61,266,727	24,911,133	(5,718,442)	19,192,691	—
Quality Fund	5,076,484,264	4,452,707,578	(24,748,064)	4,427,959,514	—
Resource Transition Fund	184,169,290	2,732,876	(68,400,811)	(65,667,935)	—
Resources Fund	2,347,834,545	273,774,086	(629,645,362)	(355,871,276)	—
Small Cap Quality Fund	183,910,483	24,800,636	(1,349,687)	23,450,949	—
U.S. Equity Fund	115,904,414	22,217,144	(2,971,059)	19,246,085	—
U.S. Opportunistic Value Fund	507,152,123	52,922,130	(19,733,715)	33,188,415	—
U.S. Small Cap Value Fund	32,075,454	5,400,290	(2,684,637)	2,715,653	—

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. A Fund may recognize an income tax liability related to an uncertain tax position under U.S. GAAP when the uncertain tax position has a less than 50% probability that it would be sustained upon examination by the tax authorities, based on technical merits. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction. As of February 29, 2024, each Fund has determined that no tax liability is required to be accrued in its financial statements related to uncertain tax positions for any tax years which are subject to examination.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation/deflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

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During the year ended February 29, 2024, the Funds did not recognize dividends or foreign withholding on local Russian shares, if any, due to restrictions imposed by the Russian government on dividend payments received by foreign shareholders like the Funds. At this time, no assurance can be given regarding the future payment of outstanding dividends by Russian issuers, the time period during which such Russia’s restrictions will remain in place or on the future ability of foreign shareholders to claim or otherwise gain control over or access to dividends paid.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

Custodian, Fund Accounting Agent and Transfer Agent

State Street serves as the Funds’ custodian, fund accounting agent and transfer agent. Cash balances maintained at the custodian and transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund directly or indirectly (e.g., through investments in underlying funds) as a result of an investor’s purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Purchase premiums and redemption fees are paid to and retained by a Fund for the benefit of non-transacting shareholders. Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and redemption fee or modify existing purchase premium and redemption fees at any time.

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

As of February 29, 2024, none of the Funds charge a purchase premium or redemption fee. Historical information on purchase premiums and redemption fees are provided in the table below.

Emerging Markets Fund	For the period from December 1, 2018 to November 22, 2019, the premium on cash purchases and the fee on cash redemptions were each 0.40% of the amount invested or redeemed.
Resources Fund	Prior to March 9, 2020, the premium on cash purchases and the fee on cash redemptions were each 0.30% of the amount invested or redeemed.

Other matters — Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets was INR 262,800,000 (equivalent to $3,169,463) as of February 29, 2024 and is included in Foreign

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February 29, 2024

currency within the Statements of Assets and Liabilities. In recognition of the potential liability and based on management’s estimate of that liability having consulted with counsel, a portion of that amount (INR 65,700,000, equivalent to $792,365) is included as a Miscellaneous payable within the Statements of Assets and Liabilities. Any costs in respect of this matter will be borne by EMF.

Recently-issued accounting guidance

In June 2022, the Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update 2022-03, “Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). The amendments in ASU 2022-03 apply to all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify guidance for fair value measurement of an equity security subject to a contractual sale restriction and establish new disclosure requirements for such equity securities. The amendments in ASU 2022-03 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023 with early adoption permitted. GMO is currently evaluating the impact, if any, of the new disclosure requirements on the financial statements.

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Climate Change Fund	Emerging Markets ex-China Fund	Emerging Markets Fund	International Equity Fund	International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	Japan Value Creation Fund	Quality Cyclicals Fund	Quality Fund	Resource Transition Fund	Resources Fund	Small Cap Quality Fund	U.S. Equity Fund	U.S. Opportunistic Value Fund	U.S. Small Cap Value Fund
Market Risk –Equities	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X		X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X	X	X	X	X	X	X		X	X	X	X	X	X

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	Climate Change Fund	Emerging Markets ex-China Fund	Emerging Markets Fund	International Equity Fund	International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	Japan Value Creation Fund	Quality Cyclicals Fund	Quality Fund	Resource Transition Fund	Resources Fund	Small Cap Quality Fund	U.S. Equity Fund	U.S. Opportunistic Value Fund	U.S. Small Cap Value Fund
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X		X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X		X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X		X	X	X	X	X	X	X	X
Commodities Risk	X								X	X
Large Shareholder Risk	X	X	X	X	X	X	X		X	X	X	X	X	X
Fund of Funds Risk		X	X
Event-Driven Risk	X						X	X	X	X	X
Non-Diversified Funds		X				X			X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every possible risk of investing in the Funds. Particular Funds could be subject to additional risks because of the types of investments they make and market conditions, which can change over time. Please see the Funds’ prospectus for more information regarding the risks of investing in the Funds.

Funds that invest in other GMO Funds or other investment companies (collectively, “Underlying Funds”) are exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly and indirectly by the Fund.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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•

MARKET RISK — EQUITIES. The market price of an equity in a Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO and GMO’s assessment proves to be incorrect, the Fund runs the risk that the market price of the equity will not appreciate or will decline. A Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

MANAGEMENT AND OPERATIONAL RISK. Each Fund runs the risk that GMO’s investment techniques will fail to produce intended results. For many Funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Funds also run the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Funds or impair Fund operations.

•

FOCUSED INVESTMENT RISK. Investments focused in countries, regions, asset classes, sectors, industries, currencies or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated. A Fund that invests in the securities of a small number of issuers has greater exposure to a decline in the market price of a particular security held by the Fund than if the Fund invested in the securities of a larger number of issuers.

•

NON-U.S. INVESTMENT RISK. The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, a Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Funds need a license to invest directly in securities traded in many non-U.S. securities markets, and a Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of a Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or revenues from particular commodities, and often are more volatile than the economies of developed countries.

•

ILLIQUIDITY RISK. Low trading volume, lack of a market maker, large position size or legal restrictions increase the risk that a Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices.

•	CURRENCY RISK. Fluctuations in exchange rates can adversely affect the market value of a Fund’s foreign currency holdings and investments denominated in foreign currencies.

•

SMALLER COMPANY RISK. Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•

MARKET DISRUPTION AND GEOPOLITICAL RISK. Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Funds’ investments.

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February 29, 2024

•

DERIVATIVES AND SHORT SALES RISK. The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. A Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of a Fund’s shares will be adversely affected if the equities or other assets that are the subject of a Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•

COUNTERPARTY RISK. A Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.

•

LEVERAGING RISK. The use of derivatives, short sales and securities lending can create leverage. Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. In addition, a Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by a Fund and the time the Fund liquidates assets to meet that request.

•

COMMODITIES RISK. Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate significantly in a rapid and unpredictable manner.

•

LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by that shareholder or group will require the Fund to sell securities at disadvantageous prices, disrupt the Fund’s operations, or force the Fund’s liquidation.

•

FUND OF FUNDS RISK. A Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.

•

EVENT-DRIVEN RISK. If a Fund purchases securities in anticipation of a proposed merger, acquisition, exchange offer, tender offer, or other similar transaction and that transaction later appears likely to be delayed or unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of event-driven strategies (such as merger arbitrage) typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. Event-driven strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated.

•

NON-DIVERSIFIED FUNDS. The following Funds are non-diversified investment companies under the 1940 Act and therefore a decline in the market price of a particular security held by the Funds may affect the Funds’ performance more than if the Funds were a diversified investment company.

•	Emerging Markets ex-China Fund

•	Japan Value Creation Fund

•	Resource Transition Fund

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

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The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds may have investment exposures in excess of its net assets (i.e. the Fund may be leveraged).

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 29, 2024, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Markets Fund	International Equity Fund	International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	U.S. Equity Fund	U.S. Small Cap Value Fund
Futures contracts
Adjust exposure to certain securities markets	X	X	X	X	X
Maintain the diversity and liquidity of the portfolio		X	X	X	X

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February 29, 2024

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded in the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

****

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024 and the Statements of Operations for the year ended February 29, 2024^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

Equity Contracts
Emerging Markets Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts¤	$836,785

Total	$836,785

Net Realized Gain (Loss) on
Futures Contracts	$(2,041,780)

Total	$(2,041,780)

Change in Net Appreciation (Depreciation) on
Futures Contracts	$1,858,679

Total	$1,858,679

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February 29, 2024

Equity Contracts
International Equity Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts¤	$349,013

Total	$349,013

Net Realized Gain (Loss) on
Futures Contracts	$115,115

Total	$115,115

Change in Net Appreciation (Depreciation) on
Futures Contracts	$701,124

Total	$701,124

International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)
Net Realized Gain (Loss) on
Futures Contracts	$15,210

Total	$15,210

Change in Net Appreciation (Depreciation) on
Futures Contracts	$(2,645)

Total	$(2,645)

U.S. Equity Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts¤	$15,957

Total	$15,957

Net Realized Gain (Loss) on
Futures Contracts	$366,473

Total	$366,473

Change in Net Appreciation (Depreciation) on
Futures Contracts	$(33,957)

Total	$(33,957)

U.S. Small Cap Value Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts¤	$27,739

Total	$27,739

Net Realized Gain (Loss) on
Futures Contracts	$43,230

Total	$43,230

Change in Net Appreciation (Depreciation) on
Futures Contracts	$13,728

Total	$13,728

^

Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

¤

The table includes cumulative unrealized appreciation/depreciation of futures and value of cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

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February 29, 2024

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements, Master Securities Loan Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of OTC derivative transactions, repurchase agreements, reverse repurchase agreements and securities loans. The Master Agreements may include collateral posting terms and set-off provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the set-off and netting provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect an early termination of all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, in the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from broker and any cash collateral received from the counterparty is reported as Due to broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements, reverse repurchase agreements and securities loans held by the Funds at February 29, 2024, if any.

The average derivative activity of notional amounts (futures contracts), based on absolute values, at each month-end, was as follows for the year ended February 29, 2024:

Fund Name	Futures Contracts ($)
Emerging Markets Fund	30,482,800
International Equity Fund	8,273,865
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	35,384
U.S. Equity Fund	2,222,797
U.S. Small Cap Value Fund	144,442

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5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Climate Change Fund	Emerging Markets ex-China Fund	Emerging Markets Fund		International Equity Fund	International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	Japan Value Creation Fund	Quality Cyclicals Fund	Quality Fund	Resource Transition Fund	Resources Fund	Small Cap Quality Fund	U.S. Equity Fund	U.S. Opportunistic Value Fund	U.S. Small Cap Value Fund
Management Fee	0.60%	0.55%	0.65	%(a)	0.50%	0.50%	0.50%	0.33%	0.33%	0.80%	0.50%	0.60%	0.31%	0.31%	0.31%

(a)	Prior to June 30, 2020, GMO contractually agreed to reduce its annual management fee from 0.75% to 0.65%.

In addition, each class of shares of certain Funds pays GMO directly or indirectly a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly at the annual rate equal to the percentage of each applicable Class’s average daily net assets set forth in the table below:

Fund Name	Class II		Class III	Class IV		Class V		Class VI	Class R6		Class I
Climate Change Fund			0.15%	0.10	%*	0.085	%*	0.055%*	0.15%		0.15%
Emerging Markets ex-China Fund	0.22	%*	0.15%	0.105	%*	0.085	%*	0.055%	0.22	%*	0.22%*
Emerging Markets Fund	0.22%		0.15%	0.105	%*	0.085	%*	0.055%	0.22%		0.22%
International Equity Fund	0.22	%*	0.15%	0.09%					0.22	%*	0.22%
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)			0.15%	0.10%					0.15	%*	0.15%
Japan Value Creation Fund			0.15%	0.10	%*	0.085	%*	0.055%	0.15	%*	0.15%
Quality Cyclicals Fund			0.15%*	0.105	%*	0.085	%*	0.055%	0.15	%*	0.15%

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February 29, 2024

Fund Name	Class II	Class III	Class IV		Class V		Class VI	Class R6		Class I
Quality Fund		0.15%	0.105%		0.085	%*	0.055%	0.15%		0.15%
Resource Transition Fund		0.15%*	0.10	%*	0.085	%*	0.055%	0.15	%*	0.15%*
Resources Fund		0.15%	0.10%		0.085	%*	0.055%	0.15%		0.15%
Small Cap Quality Fund		0.15%	0.10	%*	0.085	%*	0.055%	0.15	%*	0.15%
U.S. Equity Fund		0.15%	0.10	%*	0.085	%*	0.055%	0.15	%*	0.15%*
U.S. Opportunistic Value Fund		0.15%	0.10%		0.085	%*	0.055%	0.15%		0.15%
U.S. Small Cap Value Fund		0.15%*	0.10	%*	0.085	%*	0.055%	0.15	%*	0.15%*

*	Class is offered but has no shareholders as of February 29, 2024.

GMO has contractually agreed to reimburse Emerging Markets Fund for “Specified Operating Expenses” (as defined below). For U.S. Opportunistic Value Fund, International Equity Fund, International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund), Japan Value Creation Fund, Quality Cyclicals Fund, and U.S. Equity Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceed 0.02% of the Fund’s average daily net assets. For Resources Fund and U.S. Small Cap Value Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceed 0.10% of the Fund’s average daily net assets. Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO.

Subject to the exclusions noted below, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. In the case of Emerging Markets Fund, “Specified Operating Expenses” does not include custody expenses.

With respect to Climate Change Fund, Emerging Markets ex-China Fund, Quality Fund, Resource Transition Fund and Small Cap Quality Fund, GMO has contractually agreed to waive its fees with respect to and/or reimburse each Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares (each, an “Expense Cap”). The Expense Cap for Climate Change Fund is 0.77% for Class III shares; 0.72% for Class IV shares; 0.705% for Class V shares; 0.675% for Class VI shares; 0.77% for Class R6 shares; and 0.77% for Class I shares. The Expense Cap for Emerging Markets ex-China Fund is 0.85% for Class II shares; 0.80% for Class III shares; 0.75%for Class IV shares; 0.70% for Class V shares; 0.67% for Class VI shares; 0.85% for Class R6 shares; and 0.85% for Class I shares. The Expense Cap for Quality Fund is 0.50% for Class III shares; 0.455% for Class IV shares; 0.435% for Class V shares; 0.405% for Class VI shares; 0.49% for Class R6 shares; and 0.49% for Class I shares. The Expense Cap for Resource Transition Fund is 0.95% for Class III shares; 0.90% for Class IV shares; 0.885% for Class V shares; 0.855% for Class VI shares; 0.95% for Class R6 shares; and 0.95% for Class I shares. The Expense Cap for Small Cap Quality Fund is 0.75% for Class III shares; 0.70% for Class IV shares; 0.685% for Class V shares; 0.655% for Class VI shares; 0.75% for Class R6 shares; and 0.75% for Class I shares. Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (“Excluded Expenses”), are excluded from the Expense Cap.

GMO is permitted to recover from Climate Change Fund, Emerging Markets ex-China Fund, Resources Fund and U.S. Small Cap Value Fund on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses.

For the year ended February 29, 2024, GMO did not recoup any previously recorded waivers and/or reimbursements.

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February 29, 2024

On February 29, 2024, the waivers and/or reimbursements subject to possible future recoupment are as follows:

	Expiring the year ending February 28, 2025	Expiring the year ending February 28, 2026	Expiring the year ending February 28, 2027
Climate Change Fund, Class III	$105,427	$138,441	$143,124
Climate Change Fund, Class R6	$37,789	$65,464	$76,390
Climate Change Fund, Class I	$84,286	$172,425	$140,261
Emerging Markets ex-China Fund, Class III	$1,152	$12,927	$34,737
Emerging Markets ex-China Fund, Class VI	$240,690	$312,667	$310,278
U.S. Small Cap Value Fund, Class VI	—	—	$52,412

For each Fund that pays GMO a management fee and shareholder service fee, GMO has contractually agreed to waive or reduce the Fund’s management fee and shareholder service fee, to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust. Management fees and shareholder service fees will not be waived below zero.

In addition, for Emerging Markets Fund, GMO has contractually agreed to waive the shareholder service fees charged to each class of shares of the Fund to the extent necessary to prevent the shareholder service fees paid by the class from exceeding the following amounts of the class’s average daily net assets: 0.20% for Class II shares, 0.15% for Class III shares, 0.10% for Class IV shares, 0.05% for Class V shares, 0.02% for Class VI shares, 0.20% for Class R6 shares and 0.20% for Class I shares.

GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares of each Fund, except Small Cap Quality Fund and Emerging Markets Fund, to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I assets exceed 0.10% of such Fund’s average daily net assets attributable to Class I shares.

For Emerging Markets Fund, GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I assets to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.05% of the average daily net assets attributable to Class I shares.

For Small Cap Quality Fund, GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares for the amounts paid by the Fund out of the net assets attributable to Class I shares to financial intermediaries for sub-transfer agency, recordkeeping and other administrative services provided with respect to Class I shareholders.

These contractual waivers and reimbursements will continue through at least June 30, 2024 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

Sub-Transfer Agent/Recordkeeping Payments

Class II, III, IV, V, VI and R6 shares are not subject to payments to third parties for sub-transfer agent, recordkeeping and other administrative services. GMO may, on a case-by-case basis, make payments for sub-transfer agent, recordkeeping and other administrative services provided by financial intermediaries for the benefit of shareholders of these classes. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class II, III, IV, V, VI or Class R6 shares. These payments may create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

Class I shares are subject to payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of holders of Class I shares through an account maintained by a third party platform or intermediary. These services are not primarily intended to result in the sale of Fund shares but instead to provide ongoing services with respect to holders of Class I shares through a third-party platform or intermediary. Because payments for sub-transfer agency, recordkeeping and other administrative services are paid out of a Fund’s Class I assets on an ongoing basis, over time they will increase the cost of an

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February 29, 2024

investment in Class I shares. In addition, GMO may, on a case-by-case basis, make payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of Class I shares. Any such payments will be made by GMO out of its own resources and will not be an additional charge to a Fund or the holders of Class I shares. Any such payments will create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

The Funds’ portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 29, 2024 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)
Climate Change Fund	52,094
Emerging Markets ex-China Fund	14,210
Emerging Markets Fund	40,301
International Equity Fund	62,906
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	11,393
Japan Value Creation Fund	6,272
Quality Cyclicals Fund	4,172
Quality Fund	441,910
Resource Transition Fund	22,908
Resources Fund	108,156
Small Cap Quality Fund	4,415
U.S. Equity Fund	13,334
U.S. Opportunistic Value Fund	21,509
U.S. Small Cap Value Fund	2,181

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2024, the Funds below had indirect fees and expenses greater than 0.01% of the Fund’s average daily net assets.

Fund Name	Total Indirect Expenses
Emerging Markets Fund	0.012%
International Equity Fund	0.005%

The Funds are permitted to purchase or sell securities from or to other GMO Trust funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another GMO Trust fund complies with rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 29, 2024, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 29, 2024 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)
Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Climate Change Fund	—	1,131,280,316	—	1,071,399,074
Emerging Markets ex-China Fund	—	292,377,111	—	355,001,331
Emerging Markets Fund	2,001,684	897,526,695	4,301,423	1,337,600,450
International Equity Fund	—	921,494,750	2,997,771	1,386,404,608

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February 29, 2024

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)
Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	—	529,896,554	—	217,455,354
Japan Value Creation Fund	—	35,278,546	—	47,523,707
Quality Cyclicals Fund	—	24,912,753	—	24,476,695
Quality Fund	—	2,786,313,397	—	2,414,357,342
Resource Transition Fund	—	327,055,630	—	557,525,700
Resources Fund	—	2,535,603,380	—	2,008,290,958
Small Cap Quality Fund	—	173,575,537	—	54,119,281
U.S. Equity Fund	350,050	206,646,179	—	353,329,633
U.S. Opportunistic Value Fund	—	605,990,330	—	399,179,305
U.S. Small Cap Value Fund	—	29,072,245	—	27,391,683

Included in the table above are cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, if any, in accordance with U.S. GAAP for the year ended February 29, 2024. In-kind purchases and sales of securities, including short-term investments, if any, and net realized gains/(losses) attributed to redemption in-kind transactions, if any, are noted in the table below:

Fund Name	In-Kind Purchases ($)	In-Kind Sales ($)		Net realized gains/(losses) attributed to redemption in-kind transactions ($)
Resource Transition Fund	—	7,253,856	*	(4,516,128)

*	The redemption in-kind was redeemed by an affiliate.

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders as of February 29, 2024

	Number of shareholders that held more than 10% of the outstanding shares of		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of
Fund Name	the Fund		the Fund
Climate Change Fund	1		15.68%
Emerging Markets ex-China Fund*	4	§	63.76%
Emerging Markets Fund	2	#	37.47%
International Equity Fund	4	§	82.86%
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	3	#	56.01%
Japan Value Creation Fund	5	§	71.05%

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February 29, 2024

			Percentage of
			outstanding shares of
	Number of		the Fund held by those
	shareholders that held		shareholders owning
	more than 10% of the		greater than 10% of the
	outstanding shares of		outstanding shares of
Fund Name	the Fund		the Fund
Quality Cyclicals Fund	3	#	82.20%
Quality Fund	—		—
Resource Transition Fund	1		99.91%
Resources Fund	2		31.39%
Small Cap Quality Fund	2	‡	68.32%
U.S. Equity Fund	4	#	81.32%
U.S. Opportunistic Value Fund	4	‡	74.22%
U.S. Small Cap Value Fund	3	#	93.48%

*	The Fund’s outstanding shares were owned by 10 or more shareholders as of February 29, 2024.
§	Three of the shareholders are other funds of the Trust.
#	Two of the shareholders are other funds of the Trust.
‡	One of the shareholders is another fund of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Amount	Shares	Amount
Climate Change Fund
Class III:
Shares sold	4,928,747	$121,543,060	2,293,579	$63,698,181
Shares issued to shareholders in reinvestment of distributions	152,767	3,386,848	270,003	6,770,829
Shares repurchased	(2,483,387)	(58,764,596)	(1,296,895)	(36,085,920)

Net increase (decrease)	2,598,127	$66,165,312	1,266,687	$34,383,090

Class R6:
Shares sold	2,161,637	$52,446,031	2,750,968	$77,763,896
Shares issued to shareholders in reinvestment of distributions	68,895	1,523,947	119,945	3,035,164
Shares repurchased	(269,222)	(6,185,255)	(335,884)	(9,419,582)

Net increase (decrease)	1,961,310	$47,784,723	2,535,029	$71,379,478

Class I:
Shares sold	5,176,736	$131,330,450	8,677,070	$250,563,272
Shares issued to shareholders in reinvestment of distributions	86,033	1,904,763	306,421	7,654,596
Shares repurchased	(8,314,724)	(196,955,843)	(4,649,309)	(124,996,444)

Net increase (decrease)	(3,051,955)	$(63,720,630)	4,334,182	$133,221,424

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February 29, 2024

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Amount	Shares	Amount
Emerging Markets ex-China Fund
Class III:
Shares sold	587,184	$8,835,870	1,226,028	$16,900,000
Shares issued to shareholders in reinvestment of distributions	92,339	1,366,725	58,596	759,928
Shares repurchased	(139,841)	(2,042,000)	(31,508)	(420,000)

Net increase (decrease)	539,682	$8,160,595	1,253,116	$17,239,928

Class VI:
Shares sold	865,927	$12,573,776	7,082,596	$99,117,301
Shares issued to shareholders in reinvestment of distributions	904,080	13,372,652	1,038,893	13,467,979
Shares repurchased	(6,086,616)	(86,145,375)	(8,104,086)	(111,115,582)

Net increase (decrease)	(4,316,609)	$(60,198,947)	17,403	$1,469,698

Class I:(a)
Shares issued to shareholders in reinvestment of distributions	—	$5	1	$15
Shares repurchased	(27)	(390)	—	—

Net increase (decrease)	(27)	$(385)	1	$15

Emerging Markets Fund
Class II:
Shares sold	6,109	$140,609	1,277,650	$30,440,000
Shares issued to shareholders in reinvestment of distributions	281,533	6,070,178	291,417	6,477,785
Shares repurchased	(1,783,476)	(40,087,723)	(3,438,032)	(84,610,630)

Net increase (decrease)	(1,495,834)	$(33,876,936)	(1,868,965)	$(47,692,845)

Class III:
Shares sold	—	$—	390,168	$10,000,000
Shares issued to shareholders in reinvestment of distributions	144	3,096	162,785	3,655,845
Shares repurchased	(1,778)	(40,709)	(9,483,449)	(214,652,448)

Net increase (decrease)	(1,634)	$(37,613)	(8,930,496)	$(200,996,603)

Class VI:
Shares sold	959,991	$21,254,880	5,482,286	$139,068,333
Shares issued to shareholders in reinvestment of distributions	1,499,285	31,703,898	2,643,339	58,261,285
Shares repurchased	(19,426,983)	(417,542,724)	(22,625,062)	(523,227,468)

Net increase (decrease)	(16,967,707)	$(364,583,946)	(14,499,437)	$(325,897,850)

Class R6:
Shares sold	61,033	$1,375,055	330,449	$8,182,854
Shares issued to shareholders in reinvestment of distributions	38,926	839,644	67,172	1,501,438
Shares repurchased	(87,370)	(1,973,920)	(1,242,779)	(28,551,548)

Net increase (decrease)	12,589	$240,779	(845,158)	$(18,867,256)

Class I:
Shares sold	538,017	$11,907,329	4,488,230	$101,205,649
Shares issued to shareholders in reinvestment of distributions	211,434	4,545,344	305,559	6,768,479
Shares repurchased	(1,962,574)	(44,447,160)	(4,854,907)	(109,001,214)

Net increase (decrease)	(1,213,123)	$(27,994,487)	(61,118)	$(1,027,086)

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February 29, 2024

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Amount	Shares	Amount
International Equity Fund
Class II:(b)
Shares issued to shareholders in reinvestment of distributions	218	$4,872	3,425	$69,812
Shares repurchased	(216,797)	(4,852,623)	(34,224)	(706,423)

Net increase (decrease)	(216,579)	$(4,847,751)	(30,799)	$(636,611)

Class III:
Shares sold	866,111	$19,500,748	2,704,405	$57,352,993
Shares issued to shareholders in reinvestment of distributions	1,165,380	25,954,707	652,563	13,506,456
Shares repurchased	(3,529,602)	(78,958,215)	(2,014,765)	(41,365,309)

Net increase (decrease)	(1,498,111)	$(33,502,760)	1,342,203	$29,494,140

Class IV:
Shares sold	1,571,111	$35,047,057	2,432,877	$47,902,468
Shares issued to shareholders in reinvestment of distributions	1,952,153	43,445,461	2,465,511	50,894,941
Shares repurchased	(21,523,916)	(482,062,349)	(29,069,183)	(625,692,598)

Net increase (decrease)	(18,000,652)	$(403,569,831)	(24,170,795)	$(526,895,189)

Class I:
Shares sold	85,383	$1,931,989	—	$—
Shares issued to shareholders in reinvestment of distributions	13,526	301,943	5,087	105,835
Shares repurchased	(25,273)	(571,778)	(6,920)	(155,015)

Net increase (decrease)	73,636	$1,662,154	(1,833)	$(49,180)

International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)
Class III:
Shares sold	21,447,944	$293,160,311	1,278,438	$17,610,421
Shares issued to shareholders in reinvestment of distributions	82,398	1,138,934	19,213	234,924
Shares repurchased	(20,026,586)	(278,733,949)	(1,189,473)	(14,788,808)

Net increase (decrease)	1,503,756	$15,565,296	108,178	$3,056,537

Class IV:(c)
Shares sold	22,336,222	$311,414,817	—	$—
Shares issued to shareholders in reinvestment of distributions	542,391	7,501,263	—	—
Shares repurchased	(1,293,252)	(17,550,794)	—	—

Net increase (decrease)	21,585,361	$301,365,286	—	$—

Class I:(d)
Shares sold	3,645	$50,735	—	$—
Shares issued to shareholders in reinvestment of distributions	103	1,431	—	—

Net increase (decrease)	3,748	$52,166	—	$—

189

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Amount	Shares	Amount
Japan Value Creation Fund
Class III:
Shares sold	34,390	$620,960	619,507	$11,000,000
Shares issued to shareholders in reinvestment of distributions	67,263	1,239,649	86,864	1,377,552
Shares repurchased	(95,894)	(1,790,000)	(436,366)	(8,137,284)

Net increase (decrease)	5,759	$70,609	270,005	$4,240,268

Class VI:
Shares sold	282,438	$5,127,909	959,693	$15,667,481
Shares issued to shareholders in reinvestment of distributions	192,450	3,547,260	384,538	6,098,598
Shares repurchased	(1,091,718)	(19,474,661)	(3,282,287)	(55,622,608)

Net increase (decrease)	(616,830)	$(10,799,492)	(1,938,056)	$(33,856,529)

Class I:
Shares sold	242,633	$4,488,208	50,299	$859,951
Shares issued to shareholders in reinvestment of distributions	10,457	192,447	7,979	126,318
Shares repurchased	(19,016)	(355,304)	(124,158)	(2,050,229)

Net increase (decrease)	234,074	$4,325,351	(65,880)	$(1,063,960)

Quality Cyclicals Fund
Class VI:
Shares sold	219,272	$4,653,769	67,181	$1,423,995
Shares issued to shareholders in reinvestment of distributions	307,469	6,689,237	603,708	12,448,036
Shares repurchased	(180,207)	(3,839,780)	(2,996,166)	(68,150,996)

Net increase (decrease)	346,534	$7,503,226	(2,325,277)	$(54,278,965)

Class I:
Shares sold	11,778	$248,000	—	$—
Shares issued to shareholders in reinvestment of distributions	722	15,534	390	8,044
Shares repurchased	(1,312)	(29,564)	(390)	(8,044)

Net increase (decrease)	11,188	$233,970	—	$—

Quality Fund
Class III:
Shares sold	14,719,815	$423,470,102	29,027,931	$707,656,996
Shares issued to shareholders in reinvestment of distributions	3,780,780	106,276,461	10,035,515	241,386,991
Shares repurchased	(36,346,641)	(989,890,968)	(24,430,061)	(628,377,759)

Net increase (decrease)	(17,846,046)	$(460,144,405)	14,633,385	$320,666,228

Class IV:
Shares sold	21,299,235	$611,270,284	8,731,142	$219,481,613
Shares issued to shareholders in reinvestment of distributions	1,049,139	29,589,721	3,610,473	87,058,631
Shares repurchased	(6,845,785)	(205,269,866)	(27,218,142)	(660,313,180)

Net increase (decrease)	15,502,589	$435,590,139	(14,876,527)	$(353,772,936)

190

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

	Year Ended				Year Ended
	February 29, 2024				February 28, 2023
	Shares		Amount		Shares		Amount
Quality Fund (continued)
Class VI:
Shares sold	5,298,130		$150,320,151		16,844,643		$424,865,852
Shares issued to shareholders in reinvestment of distributions	3,906,723		109,799,017		11,765,228		282,951,395
Shares repurchased	(10,085,147)		(278,817,484)		(58,380,318	)(e)	(1,473,456,086	)(e)

Net increase (decrease)	(880,294)		$(18,698,316)		(29,770,447)		$(765,638,839)

Class R6:
Shares sold	8,185,141		$230,079,093		17,754,787		$434,999,443
Shares issued to shareholders in reinvestment of distributions	1,294,825		36,344,537		2,148,260		51,549,418
Shares repurchased	(5,015,912)		(139,452,617)		(5,557,361)		(139,787,047)

Net increase (decrease)	4,464,054		$126,971,013		14,345,686		$346,761,814

Class I:
Shares sold	27,500,309		$758,644,673		7,697,744		$194,255,441
Shares issued to shareholders in reinvestment of distributions	1,302,713		36,521,713		1,845,669		44,276,266
Shares repurchased	(8,433,638)		(231,171,385)		(6,232,234)		(154,702,220)

Net increase (decrease)	20,369,384		$563,995,001		3,311,179		$83,829,487

Resource Transition Fund
Class VI:(f)
Shares sold	7,887		$129,068		24,250,000	(g)	$485,000,000	(g)
Shares issued to shareholders in reinvestment of distributions	639,273		9,795,717		—		—
Shares repurchased	(16,077,999	)(h)	(240,459,608	)(h)	—		—

Net increase (decrease)	(15,430,839)		$(230,534,823)		24,250,000		$485,000,000

Resources Fund
Class III:
Shares sold	4,818,676		$103,940,279		5,838,113		$150,228,136
Shares issued to shareholders in reinvestment of distributions	529,601		12,403,894		977,612		23,410,659
Shares repurchased	(7,362,738)		(170,556,917)		(2,393,374)		(62,777,402)

Net increase (decrease)	(2,014,461)		$(54,212,744)		4,422,351		$110,861,393

Class IV:
Shares sold	10,664,153		$239,255,430		4,970,697		$138,669,163
Shares issued to shareholders in reinvestment of distributions	1,021,544		23,754,680		1,402,172		33,474,027
Shares repurchased	(5,880,084)		(126,246,163)		(6,146,566)		(158,835,193)

Net increase (decrease)	5,805,613		$136,763,947		226,303		$13,307,997

Class VI:
Shares sold	2,814,026		$65,108,363		5,144,338		$137,190,816
Shares issued to shareholders in reinvestment of distributions	208,671		4,817,342		3,298,787		78,893,459
Shares repurchased	(358,194)		(8,423,463)		(35,579,492	)(i)	(949,952,489	)(i)

Net increase (decrease)	2,664,503		$61,502,242		(27,136,367)		$(733,868,214)

191

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Amount	Shares	Amount
Resources Fund (continued)
Class R6:
Shares sold	14,939,917	$342,705,980	10,952,827	$284,224,101
Shares issued to shareholders in reinvestment of distributions	881,802	20,453,490	525,919	12,572,025
Shares repurchased	(4,337,752)	(98,227,757)	(2,566,399)	(67,345,487)

Net increase (decrease)	11,483,967	$264,931,713	8,912,347	$229,450,639

Class I:
Shares sold	18,920,331	$438,082,704	14,656,338	$394,486,306
Shares issued to shareholders in reinvestment of distributions	1,027,433	23,916,236	1,436,534	34,315,888
Shares repurchased	(12,401,247)	(282,421,438)	(9,009,983)	(232,952,111)

Net increase (decrease)	7,546,517	$179,577,502	7,082,889	$195,850,083

Small Cap Quality Fund
Class III:(j)
Shares sold	213,038	$5,000,000	579,284	$13,713,763
Shares issued to shareholders in reinvestment of distributions	82,508	1,859,199	48,771	1,078,895
Shares repurchased	(191,037)	(4,620,912)	(22,604)	(500,000)

Net increase (decrease)	104,509	$2,238,287	605,451	$14,292,658

Class VI:(k)
Shares sold	381,583	$8,793,934	4,834,315	$95,350,175
Shares issued to shareholders in reinvestment of distributions	302,218	6,819,766	274,277	6,070,048
Shares repurchased	(379,326)	(8,937,819)	(2,778,035)	(63,501,222)

Net increase (decrease)	304,475	$6,675,881	2,330,557	$37,919,001

Class I:(j)
Shares sold	5,032,828	$117,117,246	871	$20,000
Shares issued to shareholders in reinvestment of distributions	126	2,833	74	1,643
Shares repurchased	(15,863)	(378,397)	—	—

Net increase (decrease)	5,017,091	$116,741,682	945	$21,643

U.S. Equity Fund
Class III:
Shares sold	14,017	$179,674	780,199	$9,542,163
Shares issued to shareholders in reinvestment of distributions	505,116	6,356,609	434,605	5,152,616
Shares repurchased	(131,805)	(1,712,181)	(3,111,887)	(38,988,204)

Net increase (decrease)	387,328	$4,824,102	(1,897,083)	$(24,293,425)

Class VI:
Shares sold	320,778	$3,950,000	3,361,946	$42,023,521
Shares issued to shareholders in reinvestment of distributions	2,041,169	25,307,596	1,952,253	22,833,817
Shares repurchased	(12,628,750)	(154,101,660)	(18,043,098)	(224,143,636)

Net increase (decrease)	(10,266,803)	$(124,844,064)	(12,728,899)	$(159,286,298)

192

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Amount	Shares	Amount
U.S. Opportunistic Value Fund
Class III:(l)
Shares sold	1,673,155	$36,826,141	475	$10,000
Shares issued to shareholders in reinvestment of distributions	25	510	—	—

Net increase (decrease)	1,673,180	$36,826,651	475	$10,000

Class IV:(l)
Shares sold	9,454,666	$198,409,410	3,108,685	$65,500,000
Shares issued to shareholders in reinvestment of distributions	371,645	7,535,647	—	—

Net increase (decrease)	9,826,311	$205,945,057	3,108,685	$65,500,000

Class VI:(m)
Shares sold	3,934,118	$83,781,517	15,518,520	$308,964,640
Shares issued to shareholders in reinvestment of distributions	582,256	11,806,155	15,792	300,214
Shares repurchased	(8,681,868)	(188,840,046)	(4,854,860)	(98,745,000)

Net increase (decrease)	(4,165,494)	$(93,252,374)	10,679,452	$210,519,854

Class R6:(n)
Shares sold	84,308	$1,686,425	—	$—
Shares issued to shareholders in reinvestment of distributions	2,884	58,420	—	—
Shares repurchased	(8,520)	(180,744)	—	—

Net increase (decrease)	78,672	$1,564,101	—	$—

Class I:(l)
Shares sold	3,517,514	$72,826,870	237	$5,000
Shares issued to shareholders in reinvestment of distributions	122,353	2,478,799	—	—
Shares repurchased	(276,183)	(5,668,780)	—	—

Net increase (decrease)	3,363,684	$69,636,889	237	$5,000

U.S. Small Cap Value Fund
Class VI:
Shares sold	223,401	$3,820,818	434,736	$7,112,560
Shares issued to shareholders in reinvestment of distributions	35,623	630,097	1,174,542	18,256,190
Shares repurchased	(145,079)	(2,656,815)	(12,753,368)	(205,859,000)

Net increase (decrease)	113,945	$1,794,100	(11,144,090)	$(180,490,250)

(a)	Class I liquidated on August 28, 2023.
(b)	Class II liquidated on August 28, 2023.
(c)	The period under the heading “Year Ended February 29, 2024” represents the period from September 25, 2023 (commencement of operations) through February 29, 2024.
(d)	The period under the heading “Year Ended February 29, 2024” represents the period from August 14, 2023 (commencement of operations) through February 29, 2024.
(e)	4,031,474 shares and $97,279,466 were redeemed in-kind by an affiliate.
(f)	The period under the heading “Year Ended February 28, 2023” represents the period from February 15, 2023 (commencement of operations) through February 28, 2023.
(g)	13,124,792 shares and $262,495,845 were purchased in-kind by an affiliate.
(h)	476,600 shares and $7,253,856 were redeemed in-kind by an affiliate.
(i)	9,969,459 shares and $262,495,845 were redeemed in-kind by an affiliate.

193

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

(a)	Class I liquidated on August 28, 2023.
(j)	The period under the heading “Year Ended February 28, 2023” represents the period from November 15, 2022 (commencement of operations) through February 28, 2023.
(k)	The period under the heading “Year Ended February 28, 2023” represents the period from September 20, 2022 (commencement of operations) through February 28, 2023.
(l)	The period under the heading “Year Ended February 28, 2023” represents the period from February 15, 2023 (commencement of operations) through February 28, 2023.
(m)	The period under the heading “Year Ended February 28, 2023” represents the period from December 13, 2022 (commencement of operations) through February 28, 2023.
(n)	The period under the heading “Year Ended February 29, 2024” represents the period from August 28, 2023 (commencement of operations) through February 29, 2024.

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities or an investment in other funds of GMO Trust. A summary of the Funds’ transactions involving companies that are or were affiliates during the year ended February 29, 2024 is set forth below:

								Net Increase/
								Decrease in
	Value,					Distributions	Net	Unrealized
	beginning of		Sales	Dividend		of Realized	Realized	Appreciation/	Value, end of
Affiliate	period	Purchases	Proceeds	Income		Gains	Gain (Loss)	Depreciation	period
Climate Change Fund
GMO U.S. Treasury Fund	$27,154,401	$580,947,975	$585,788,578	$802,643	*	$—	$89,038	$(12,066)	$22,390,770

Emerging Markets ex-China Fund
GMO U.S. Treasury Fund	$319,023	$95,790,653	$91,441,000	$236,971		$—	$12,533	$—	$4,681,209

Emerging Markets Fund
Anilana Hotels & Properties Ltd.	$258,636	$—	$—	$—		$—	$—	$44,718	$303,354
GMO Emerging Markets Select Equity Fund, Class V	—	18,914,024	18,051,487	181,179		732,840	(862,537)	—	—
GMO U.S. Treasury Fund	15,345,992	203,314,386	217,655,846	321,077		—	132	—	1,004,664

Totals	$15,604,628	$222,228,410	$235,707,333	$502,256		$732,840	$(862,405)	$44,718	$1,308,018

International Equity Fund
GMO U.S. Treasury Fund	$72,610,442	$265,799,999	$266,700,000	$3,485,168		$—	$156,555	$(20,261)	$71,846,735

International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)
GMO U.S. Treasury Fund	$1,160,296	$90,694,999	$84,727,420	$202,762		$—	$3,699	$(1,574)	$7,130,000

Quality Cyclicals Fund
GMO U.S. Treasury Fund	$680,863	$10,870,001	$11,051,000	$28,456		$—	$1,164	$—	$501,028

Quality Fund
GMO U.S. Treasury Fund	$116,238,335	$1,104,660,000	$942,350,000	$8,225,130		$—	$157,550	$(36,832)	$278,669,053

Resource Transition Fund
GMO U.S. Treasury Fund	$3,512,040	$49,360,466	$50,830,856	$230,468		$—	$7,861	$—	$2,049,511

194

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

							Net Increase/
							Decrease in
	Value,				Distributions	Net	Unrealized
	beginning of		Sales	Dividend	of Realized	Realized	Appreciation/	Value, end of
Affiliate	period	Purchases	Proceeds	Income	Gains	Gain (Loss)	Depreciation	period
Resources Fund
GMO U.S. Treasury Fund	$39,264,526	$908,250,000	$891,304,999	$2,308,735	$—	$31,440	$(9,178)	$56,231,789

Small Cap Quality Fund
GMO U.S. Treasury Fund	$611,750	$29,057,350	$22,280,000	$107,311	$—	$3,759	$(417)	$7,392,442

U.S. Equity Fund
GMO U.S. Treasury Fund	$3,058,032	$11,015,000	$12,085,000	$153,626	$—	$6,329	$—	$1,994,361

U.S. Opportunistic Value Fund
GMO U.S. Treasury Fund	$5,821,730	$128,226,384	$124,155,000	$362,229	$—	$9,094	$—	$9,902,208

U.S. Small Cap Value Fund
GMO U.S. Treasury Fund	$344,916	$3,070,000	$2,842,000	$21,772	$—	$911	$—	$573,827

*

Excludes income from investment of cash collateral from securities lending in GMO U.S. Treasury Fund. Income (net of fee rebates paid to the borrower and fees paid to the lending agent) from investment of cash collateral from securities lending in GMO U.S. Treasury Fund was $479,375 in Climate Change Fund during the year.

11.	Subsequent events

Subsequent to February 29, 2024, GMO Emerging Markets ex-China Fund received redemption requests in the amount of $64,733,060.

195

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Trust and Shareholders of GMO Climate Change Fund, GMO Emerging Markets ex-China Fund, GMO Emerging Markets Fund, GMO International Equity Fund, GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), GMO-Usonian Japan Value Creation Fund, GMO Quality Cyclicals Fund, GMO Quality Fund, GMO Resource Transition Fund, GMO Resources Fund, GMO Small Cap Quality Fund, GMO U.S. Equity Fund, GMO U.S. Opportunistic Value Fund and GMO U.S. Small Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GMO Climate Change Fund, GMO Emerging Markets ex-China Fund, GMO Emerging Markets Fund, GMO International Equity Fund, GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), GMO-Usonian Japan Value Creation Fund, GMO Quality Cyclicals Fund, GMO Quality Fund, GMO Resource Transition Fund, GMO Resources Fund, GMO Small Cap Quality Fund, GMO U.S. Equity Fund, GMO U.S. Opportunistic Value Fund and GMO U.S. Small Cap Value Fund (fourteen of the funds constituting GMO Trust, hereafter collectively referred to as the “Funds”) as of February 29, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

GMO Climate Change Fund, GMO Emerging Markets ex-China Fund, GMO Emerging Markets Fund, GMO International Equity Fund, GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), GMO-Usonian Japan Value Creation Fund, GMO Quality Cyclicals Fund, GMO Quality Fund, GMO Resources Fund, GMO U.S. Equity Fund, GMO U.S. Small Cap Value Fund	Statements of operations for the year ended February 29, 2024, and the statements of changes in net assets for each of the two years in the period ended February 29, 2024

GMO Small Cap Quality Fund	Statement of operations for the year ended February 29, 2024, and statements of changes in net assets for the year ended February 29, 2024, and for the period September 20, 2022 (commencement of operations) through February 28, 2023

GMO U.S. Opportunistic Value Fund	Statement of operations for the year ended February 29, 2024, and statements of changes in net assets for the year ended February 29, 2024, and for the period December 13, 2022 (commencement of operations) through February 28, 2023

GMO Resource Transition Fund	Statement of operations for the year ended February 29, 2024, and statements of changes in net assets for the year ended February 29, 2024, and for the period February 15, 2023 (commencement of operations) through February 28, 2023

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

196

Report of Independent Registered Public Accounting Firm - (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 25, 2024

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

197

GMO Trust Funds

Fund Expenses

February 29, 2024 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2024.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction cost, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2023 through February 29, 2024.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	September 1, 2023	February 29, 2024	During the Period*	September 1, 2023	February 29, 2024	During the Period*	Expense Ratio
Climate Change Fund
Class III	$1,000.00	$846.30	$3.53	$1,000.00	$1,021.03	$3.87	0.77%
Class R6	$1,000.00	$846.20	$3.53	$1,000.00	$1,021.03	$3.87	0.77%
Class I	$1,000.00	$845.80	$3.99	$1,000.00	$1,020.54	$4.37	0.87%
Emerging Markets ex-China Fund
Class III	$1,000.00	$1,164.40	$4.31	$1,000.00	$1,020.89	$4.02	0.80%
Class VI	$1,000.00	$1,164.30	$3.61	$1,000.00	$1,021.53	$3.37	0.67%
Emerging Markets Fund
Class II	$1,000.00	$1,141.70	$5.22	$1,000.00	$1,019.99	$4.92	0.98%
Class III	$1,000.00	$1,142.50	$4.90	$1,000.00	$1,020.29	$4.62	0.92%
Class VI	$1,000.00	$1,143.10	$4.21	$1,000.00	$1,020.94	$3.97	0.79%
Class R6	$1,000.00	$1,141.80	$5.27	$1,000.00	$1,019.94	$4.97	0.99%
Class I	$1,000.00	$1,141.50	$5.64	$1,000.00	$1,019.59	$5.32	1.06%
International Equity Fund
Class III	$1,000.00	$1,094.30	$3.54	$1,000.00	$1,021.48	$3.42	0.68%
Class IV	$1,000.00	$1,095.10	$3.23	$1,000.00	$1,021.78	$3.12	0.62%
Class I	$1,000.00	$1,093.70	$4.42	$1,000.00	$1,020.64	$4.27	0.85%
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)
Class III	$1,000.00	$1,059.40	$3.48	$1,000.00	$1,021.48	$3.42	0.68%
Class IV(a)	$1,000.00	$1,058.50	$2.83	$1,000.00	$1,021.68	$3.22	0.64%
Class I	$1,000.00	$1,058.70	$4.20	$1,000.00	$1,020.79	$4.12	0.82%

198

GMO Trust Funds

Fund Expenses — (Continued)

February 29, 2024 (Unaudited)

	Actual			Hypothetical
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	September 1, 2023	February 29, 2024	During the Period*	September 1, 2023	February 29, 2024	During the Period*	Expense Ratio
Japan Value Creation Fund
Class III	$1,000.00	$1,104.30	$3.56	$1,000.00	$1,021.48	$3.42	0.68%
Class VI	$1,000.00	$1,104.40	$3.03	$1,000.00	$1,021.98	$2.92	0.58%
Class I	$1,000.00	$1,104.10	$4.08	$1,000.00	$1,020.99	$3.92	0.78%
Quality Cyclicals Fund
Class VI	$1,000.00	$1,078.00	$2.17	$1,000.00	$1,022.78	$2.11	0.42%
Class I	$1,000.00	$1,076.80	$3.15	$1,000.00	$1,021.83	$3.07	0.61%
Quality Fund
Class III	$1,000.00	$1,146.40	$2.67	$1,000.00	$1,022.38	$2.51	0.50%
Class IV	$1,000.00	$1,146.70	$2.46	$1,000.00	$1,022.58	$2.31	0.46%
Class VI	$1,000.00	$1,147.10	$2.19	$1,000.00	$1,022.83	$2.06	0.41%
Class R6	$1,000.00	$1,146.40	$2.61	$1,000.00	$1,022.43	$2.46	0.49%
Class I	$1,000.00	$1,145.80	$3.15	$1,000.00	$1,021.93	$2.97	0.59%
Resource Transition Fund
Class VI	$1,000.00	$836.60	$3.93	$1,000.00	$1,020.59	$4.32	0.86%
Resources Fund
Class III	$1,000.00	$901.10	$3.40	$1,000.00	$1,021.28	$3.62	0.72%
Class IV	$1,000.00	$901.10	$3.21	$1,000.00	$1,021.48	$3.42	0.68%
Class VI	$1,000.00	$901.90	$2.98	$1,000.00	$1,021.73	$3.17	0.63%
Class R6	$1,000.00	$901.20	$3.45	$1,000.00	$1,021.23	$3.67	0.73%
Class I	$1,000.00	$901.00	$3.88	$1,000.00	$1,020.79	$4.12	0.82%
Small Cap Quality Fund
Class III	$1,000.00	$1,082.20	$3.88	$1,000.00	$1,021.13	$3.77	0.75%
Class VI	$1,000.00	$1,082.70	$3.42	$1,000.00	$1,021.58	$3.32	0.66%
Class I	$1,000.00	$1,081.70	$3.88	$1,000.00	$1,021.13	$3.77	0.75%
U.S. Equity Fund
Class III	$1,000.00	$1,146.30	$2.61	$1,000.00	$1,022.43	$2.46	0.49%
Class VI	$1,000.00	$1,146.70	$2.08	$1,000.00	$1,022.92	$1.96	0.39%
U.S. Opportunistic Value Fund
Class III	$1,000.00	$1,116.70	$2.58	$1,000.00	$1,022.43	$2.46	0.49%
Class IV	$1,000.00	$1,117.10	$2.32	$1,000.00	$1,022.68	$2.21	0.44%
Class VI	$1,000.00	$1,117.90	$2.05	$1,000.00	$1,022.92	$1.96	0.39%
Class R6	$1,000.00	$1,117.50	$2.58	$1,000.00	$1,022.43	$2.46	0.49%
Class I	$1,000.00	$1,116.80	$3.11	$1,000.00	$1,021.93	$2.97	0.59%
U.S. Small Cap Value Fund
Class VI	$1,000.00	$1,106.60	$2.51	$1,000.00	$1,022.48	$2.41	0.48%

*

Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2024, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

(a)

For the period September 25, 2023 (commencement of operations) through February 29, 2024, expenses were calculated using the class’s annualized net expense ratio (including indirect expenses incurred) for the period ended February 29, 2024, multiplied by the average account value over the period, multiplied by 157 days in the period, divided by 366 days in the year.

199

GMO Trust Funds

Tax Information for the Tax Year Ended February 29, 2024 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended February 29, 2024:

	Dividend	Qualified		Interest-					Section 199A
									Dividend
	Received	Dividend	U.S.	Related	Short-Term	Long-Term	Foreign	Foreign	Income
	Deduction	Income	Government	Dividend	Capital Gain	Capital Gain	Taxes	Source	(non-corporate
	(corporate	(non-corporate	Obligation	Income	Dividends	Distributions	Paid	Income	shareholders)
Fund Name	shareholders)(1)	shareholders)(1)	Income(1)(2)	($)(3)	($)(3)	($)	($)(4)	($)(4)	($)(5)
Climate Change Fund	33.05%	100.00%	6.65%	513,687	—	—	694,031	7,331,803	—
Emerging Markets ex-China Fund	—	48.55%	—	143,646	—	—	2,736,914	16,950,263	—
Emerging Markets Fund	—	39.75%	—	436,609	—	—	3,810,277	48,786,678	—
International Equity Fund	—	65.56%	—	1,508,680	—	—	3,339,319	49,137,815	—
International Opportunistic Value Fund (formerly Tax-Managed International Equities Fund)	—	93.62%	—	20,292	427,021	2,343,083	597,719	8,101,453	—
Japan Value Creation Fund	—	56.56%	—	—	—	—	324,366	3,243,657	—
Quality Cyclicals Fund	38.91%	92.20%	—	20,025	118,573	5,266,796	—	—	—
Quality Fund	55.68%	78.68%	—	5,970,080	54,743,029	217,382,439	—	—	—
Resource Transition Fund	8.01%	65.11%	—	—	—	—	821,552	11,176,332	—
Resources Fund	4.03%	40.25%	—	721,455	20,756,861	15,129,146	6,374,339	72,333,567	—
Small Cap Quality Fund	3.64%	4.16%	—	79,964	14,798,501	682,243	—	—	—
U.S. Equity Fund	47.66%	51.17%	—	94,247	5,000,593	23,051,160	—	—	—
U.S. Opportunistic Value Fund	46.34%	47.36%	—	59,398	12,343,243	1,725	—	—	—
U.S. Small Cap Value Fund	96.02%	97.51%	—	41,879	—	—	—	—	33,579

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)

These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest-related dividend amounts may include short-term capital gain distributions received from underlying funds.

(4)

The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders. All amounts presented above are based upon net investment income earned.

(5)	The Funds hereby designate the above qualified business income under Section 199A of the Code.

In early 2025, the Funds will notify applicable shareholders of amounts for use in preparing 2024 U.S. federal income tax forms.

200

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2024. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 53 State Street, Suite 3300, Boston, MA 02109. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Ms. Santoro, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business; Author of Legal Treatises.	31	Director, BeiGene Ltd. (biotech).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Professor of Finance (July 1, 2011 – June 30, 2022) and Peter Moores Dean and Professor of Finance (July 1, 2011 – June 30, 2021) University of Oxford, Said Business School; Baker Foundation Professor, Harvard Business School (since July 1, 2022).	31	None

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Retired	31	Trustee of HIMCO Variable Insurance Trust (27 Portfolios) (April 2014 – April 2019).

201

Interested Trustee and Officer

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years
Dina Santoro[1] YOB: 1973	Trustee; President of the Trust	Trustee and President since February 2023.	Chief Operating Officer, Grantham, Mayo, Van Otterloo & Co. LLC (February 2023 – Present); President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – December 2022); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 –December 2022); Chief Operating Officer, Voya Investment Management (January 2022 –December 2022); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-December 2022). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-September 2022); Director, Voya Funds Services, LLC (March 2018-September 2022).	31	Voya Separate Portfolios Trust (July 2018 – December 2022).

[1]	Ms. Santoro is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of her positions with the Trust and GMO indicated in the table above.

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Dina Santoro YOB: 1973	Trustee; President of the Trust	Trustee and President since February 2023.	Chief Operating Officer, Grantham, Mayo, Van Otterloo & Co. LLC (February 2023 – Present); President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – December 2022);
Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – December 2022); Chief Operating Officer, Voya Investment Management (January 2022 – December 2022); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - December 2022). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 - September 2022); Director, Voya Funds Services, LLC (March 2018 - September 2022).
Tara Pari YOB: 1976	Chief Executive Officer	Chief Executive Officer since November 2020.	Head of Fund Reporting, Risk and Controls and Proxy Voting (October 2021 – present), Grantham, Mayo, Van Otterloo & Co. LLC; Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund Reporting and Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 – present).

202

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*

Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer, Chief Accounting Officer and Chief Financial Officer since September 2018; Assistant Treasurer, September 2013 – September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present).

Susan Saw YOB: 1981	Assistant Treasurer	Since September 2019.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011 – present).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Head of Tax, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 - present); Head of Fund Tax, Grantham, Mayo, Van Otterloo & Co. LLC (2018 - 2020).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present).

Devin Kelly YOB: 1984	Assistant Treasurer	Since June 2020.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2012 – present).

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Treasury and Payables Manager, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – November 2020).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President-Law and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present).

Kelly Butler YOB: 1974	Anti-Money Laundering Officer	Since March 2020.	Compliance Manager (March 2016 – present); Compliance Specialist, Grantham, Mayo, Van Otterloo & Co. LLC (November 2007 – March 2016).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

203

AR-022924-EQ

GMO Trust

Annual Report

February 29, 2024

Asset Allocation Bond Fund

Emerging Country Debt Fund

High Yield Fund

Multi-Sector Fixed Income Fund

Opportunistic Income Fund

U.S. Treasury Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT which is available on the Commission’s website at www.sec.gov. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. The GMO Trust Statement of Additional Information includes additional information about the Trustees of GMO Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-fixed income investments, management and operational risk, market risk-asset backed securities, credit risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Rates & FX team and the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class VI shares of GMO Asset Allocation Bond Fund returned +0.88% (net) for the fiscal year ended February 29, 2024, as compared with a +5.45% return for the FTSE 3-Month Treasury Bill Index.

For the period, the Fund predominantly had exposure to U.S. nominal government bonds, implemented largely through futures contracts. At the start of the fiscal year, the 10-year nominal yield was 3.92%, but this had climbed to 4.25% by the end of February 2024. This meaningful, but modest, increase masks considerable intra-period volatility as the 10-year nominal yield was hovering near 5% in mid-October 2023. Against this moderate backdrop for bonds, the Fund performed similarly to, for example, the FTSE 10-Year Treasury Benchmark On-the-Run Index, which returned 0.80%.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

1

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Asset Allocation Bond Fund Class VI Shares and the FTSE 3-Month Treasury Bill Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Class VI	0.88%	0.60%	0.77%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited.

For Class VI the gross expense ratio of 0.93% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Class listed above, the corresponding net expense ratio of 0.33% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

2

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Short-Term Investments	87.0%
Debt Obligations	12.5
Futures Contracts	0.7
Forward Currency Contracts	0.1
Other	(0.3)

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

3

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 12.5%
		U.S. Government — 12.5%
	5,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.20%, 5.53%, due 01/31/25 (a)	5,005,786

		TOTAL DEBT OBLIGATIONS (COST $5,001,063)	5,005,786

		SHORT-TERM INVESTMENTS — 87.0%
		Sovereign and Sovereign Agency Issuers — 4.5%
JPY	270,000,000	Japan Treasury Discount Bills, Zero Coupon, due 03/11/24	1,801,010

		Repurchase Agreements — 82.0%
	32,999,662	Nomura Securities International, Inc. Repurchase Agreement, dated, 02/29/24 maturing on 03/01/24 with a maturity value of $33,004,520 and an effective yield of 5.30%, collateralized by a U.S. Treasury Note with maturity date 12/31/28 and a market value of $33,578,847.	32,999,662

Shares	Description	Value ($)
	Money Market Funds — 0.5%
212,181	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (b)	212,181

	TOTAL SHORT-TERM INVESTMENTS (COST $35,050,347)	35,012,853

	TOTAL INVESTMENTS — 99.5% (Cost $40,051,410)	40,018,639

	Other Assets and Liabilities (net) — 0.5%	207,880

	TOTAL NET ASSETS — 100.0%	$40,226,519

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold	Currency Purchased	Net Unrealized Appreciation (Depreciation)($)
03/11/2024	DB	JPY 270,000,000	USD 1,851,446	$48,543

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
127	U.S. Long Bond (CBT)	June 2024	15,144,750	112,942
120	U.S. Treasury Note 10 Yr. (CBT)	June 2024	13,252,500	10,898
100	U.S. Treasury Note 2 Yr. (CBT)	June 2024	20,475,000	9,964
278	U.S. Treasury Note 5 Yr. (CBT)	June 2024	29,719,938	56,081
268	U.S. Treasury Ultra 10 Yr. (CBT)	June 2024	30,598,062	35,188
66	U.S. Ultra Bond (CBT)	June 2024	8,439,750	70,842

			$117,630,000	$295,915

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

See accompanying notes to the financial statements.	4

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 61.

5	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Country Debt team at Grantham, Mayo, Van Otterloo

& Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Country Debt Fund returned +18.14% (net) for the fiscal year ended February 29, 2024, as compared with +10.05% for the J.P. Morgan EMBI Global Diversified + (“EMBIGD”).

EMBIGD’s spread over U.S. Treasuries tightened by 79 basis points to 368 basis points during the fiscal year, and the yield on the 10-year U.S. Treasury bond rose by 33 basis points to 4.25%.

The Fund had positive alpha from country selection during the fiscal year, driven by overweights in Argentina, Ecuador, Tunisia, and Suriname as well as underweights in Qatar, Malaysia, Uruguay, and the United Arab Emirates. In terms of security selection, positive alpha was driven by the holding of bonds in off-benchmark countries. The most notable countries in this category were Russia and Venezuela, followed by Chad, the Bahamas, and Albania. Security selection in on-benchmark countries such as Brazil, Colombia, Argentina, Indonesia, and India also contributed positive alpha during the fiscal year, though negative alpha from security selection in Tunisia, Turkey, Pakistan, and El Salvador partly offset these gains. Within quasi-sovereign security selection, the portfolio had positive alpha from Venezuela, Chile, and Indonesia, while China and Gabon detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

7

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Emerging Country Debt Fund Class III Shares, the J.P. Morgan EMBI Global Diversified +*

and the J.P. Morgan EMBI Global

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	16.38%	2.54%	4.19%	n/a
Class IV	16.45%	2.60%	4.23%	n/a
Class VI	16.50%	n/a	n/a	7/29/21 -1.05%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 0.75% on the purchase and 0.75% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

For J.P. Morgan disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

*

The J.P. Morgan Emerging Markets Bond Index Global Diversified + (composite index) reflects the performance of the J.P. Morgan Emerging Markets Bond Index Global through 2/29/2020 and the J.P. Morgan EMBI Global Diversified thereafter.

For Class III, IV, and VI the gross expense ratio of 0.54%, 0.49%, and 0.44%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.54%, 0.49% and 0.44% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

8

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	93.3%
Short-Term Investments	1.2
Loan Assignments	1.0
Rights/Warrants	0.9
Investment Funds	0.6
Loan Participations	0.4
Forward Currency Contracts	0.1
Written Options/Credit Linked Options	0.0 ^
Swap Contracts	(0.1)
Reverse Repurchase Agreements	(0.7)
Other	3.3

100.0%

Country/Region Summary¤	% of Investments
Other Emerging	28.7	%†
Mexico	6.0
Turkey	5.4
Bahrain	4.3
Argentina	3.8
Egypt	3.8
Dominican Republic	3.7
Saudi Arabia	3.7
Colombia	3.6
Oman	3.6
Romania	3.2
South Africa	2.8
Venezuela	2.7
Indonesia	2.6
Panama	2.6
Hungary	2.5
Jordan	2.4
Ecuador	2.3
Peru	2.2
Vietnam	2.1
Chile	1.8
Kazakhstan	1.6
Other Developed	1.6	‡
Kenya	1.5
United Arab Emirates	1.5

	100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using a reference security and applying the same methodology to that security.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.5)% and 1.5% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.5)% and 1.5% of Investments.
^	Rounds to 0.0%.

9

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 93.3%
		Albania — 1.8%
		Sovereign and Sovereign Agency Issuers — 1.8%
	36,649,849	Albania Government International Bonds, Zero Coupon, due 08/31/25 (a) (b)	33,570,113
EUR	8,400,000	Albania Government International Bonds, Reg S, 3.50%, due 11/23/31	8,194,176

		Total Albania	41,764,289

		Angola — 0.6%
		Sovereign and Sovereign Agency Issuers — 0.6%
	17,200,000	Angola Government International Bonds, Reg S, 9.38%, due 05/08/48	14,083,360

		Argentina — 3.5%
		Sovereign and Sovereign Agency Issuers — 3.5%
	19,790,713	Argentina Republic Government International Bonds, 1.00%, due 07/09/29	9,109,016
	23,933,493	Argentina Republic Government International Bonds, Step Up, 0.75%, due 07/09/30	11,076,899
JPY	300,295,076	Argentina Republic Government International Bonds, Variable Rate, 4.33%, due 12/31/33 (c)	455,691
	21,347,942	Argentina Republic Government International Bonds, Step Up, 3.63%, due 07/09/35	7,898,739
EUR	22,930,000	Argentina Republic Government International Bonds, Step Up, 3.75%, due 01/09/38	8,930,210
	38,298,994	Argentina Republic Government International Bonds, Step Up, 4.25%, due 01/09/38	15,577,630
JPY	246,273,000	Argentina Republic Government International Bonds, 0.67%, due 12/31/38 (c)	279,258
EUR	6,060,000	Argentina Republic Government International Bonds, Step Up, 3.00%, due 07/09/41	1,951,467
	26,801,240	Argentina Republic Government International Bonds, Step Up, 3.50%, due 07/09/41	9,568,043
	38,547,000	Argentina Republic Government International Bonds, Step Up, 3.63%, due 07/09/46	14,917,689

		Total Argentina	79,764,642

		Armenia — 0.1%
		Sovereign and Sovereign Agency Issuers — 0.1%
	2,400,000	Republic of Armenia International Bonds, Reg S, 3.60%, due 02/02/31	1,941,912

		Bahamas — 1.1%
		Sovereign and Sovereign Agency Issuers — 1.1%
	8,040,000	Bahamas Government International Bonds,
		Reg S, 6.00%, due 11/21/28	7,094,014
	4,000,000	Bahamas Government International Bonds,
		Reg S, 9.00%, due 06/16/29	3,836,240

Par Value†		Description	Value ($)
		Bahamas — continued
		Sovereign and Sovereign Agency Issuers — continued
	13,840,000	Bahamas Government International Bonds, Reg S, 8.95%, due 10/15/32	13,043,508

		Total Bahamas	23,973,762

		Bahrain — 2.6%
		Sovereign and Sovereign Agency Issuers — 2.6%
	5,800,000	Bahrain Government International Bonds, 144A, 7.50%, due 02/12/36	5,885,724
	3,400,000	Bahrain Government International Bonds, Reg S, 6.00%, due 09/19/44	2,743,460
	54,190,000	Bahrain Government International Bonds, Reg S, 7.50%, due 09/20/47	50,964,069
	450,000	Bahrain Government International Bonds, Reg S, 6.25%, due 01/25/51	363,938

		Total Bahrain	59,957,191

		Barbados — 0.6%
		Sovereign and Sovereign Agency Issuers — 0.6%
	15,020,000	Barbados Government International Bonds, Reg S, 6.50%, due 10/01/29	14,263,593

		Belarus — 0.4%
		Sovereign and Sovereign Agency Issuers — 0.4%
	7,504,000	Development Bank of the Republic of Belarus JSC, Reg S, 6.75%, due 05/02/24 (c) (d)	2,326,240
	18,400,000	Republic of Belarus International Bonds, Reg S, 6.20%, due 02/28/30 (c) (d)	6,716,000

		Total Belarus	9,042,240

		Benin — 0.1%
		Sovereign and Sovereign Agency Issuers — 0.1%
EUR	3,350,000	Benin Government International Bonds, Reg S, 6.88%, due 01/19/52	2,905,341

		Bolivia — 0.2%
		Sovereign and Sovereign Agency Issuers — 0.2%
	6,300,000	Bolivia Government International Bonds, Reg S, 4.50%, due 03/20/28	3,678,696

		Brazil — 1.6%
		Corporate Debt — 0.8%
	19,384,894	MV24 Capital BV, Reg S, 6.75%, due 06/01/34	18,166,554

		Sovereign and Sovereign Agency Issuers — 0.8%
	10,500,000	Brazil Government International Bonds, 4.75%, due 01/14/50	7,767,795
BRL	47,313,782	Rio Smart Lighting SARL, Reg S, 12.25%, due 09/20/32 (e)	9,912,756

			17,680,551

		Total Brazil	35,847,105

See accompanying notes to the financial statements.	10

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†		Description	Value ($)
		Bulgaria — 0.1%
		Sovereign and Sovereign Agency Issuers — 0.1%
EUR	2,500,000	Bulgarian Energy Holding EAD, Reg S, 2.45%, due 07/22/28	2,370,159

		Cameroon — 0.3%
		Sovereign and Sovereign Agency Issuers — 0.3%
EUR	9,200,000	Republic of Cameroon International Bonds, Reg S, 5.95%, due 07/07/32	7,321,292

		Chile — 2.3%
		Corporate Debt — 1.2%
	15,951,000	Enel Generacion Chile SA, 8.13%, due 02/01/97 (a)	13,875,775
	9,061,825	ILAP Holdings Ltd., 144A, 5.00%, due 06/15/33 (c)	928,837
	13,591,746	Inversiones Latin America Power SpA, 144A, 11.00%, due 06/15/33	11,901,476
	974,428	Inversiones Latin America Power SpA, 144A, 12.00%, due 06/15/33 (c)	964,684

			27,670,772

		Sovereign and Sovereign Agency Issuers — 1.1%
	4,000,000	Chile Electricity Lux MPC SARL, 144A, 6.01%, due 01/20/33	4,067,360
	4,200,000	Chile Government International Bonds, 3.10%, due 05/07/41	3,082,758
	700,000	Empresa Nacional del Petroleo, Reg S, 5.25%, due 11/06/29	677,061
	3,500,000	Empresa Nacional del Petroleo, Reg S, 3.45%, due 09/16/31	2,942,415
	18,750,000	Empresa Nacional del Petroleo, Reg S, 4.50%, due 09/14/47	13,781,438

			24,551,032

		Total Chile	52,221,804

		China — 0.0%
		Corporate Debt — 0.0%
	10,200,000	China Evergrande Group, Reg S, 11.50%, due 01/22/23 (d)	89,250
	13,000,000	China Evergrande Group, Reg S, 12.00%, due 01/22/24 (d)	113,750
	6,800,000	China Evergrande Group, Reg S, 10.50%, due 04/11/24 (d)	59,500
	5,500,000	Scenery Journey Ltd., Reg S, 11.50%, due 10/24/22 (d)	55,000
	1,900,000	Scenery Journey Ltd., Reg S, 13.00%, due 11/06/22 (d)	19,000
	3,300,000	Scenery Journey Ltd., Reg S, 12.00%, due 10/24/23 (d)	33,000
	3,700,000	Scenery Journey Ltd., Reg S, 13.75%, due 11/06/23 (d)	37,000

		Total China	406,500

Par Value†		Description	Value ($)
		Colombia — 4.2%
		Corporate Debt — 0.2%
COP	25,193,328,310	PA Autopista Rio Magdalena, Reg S, 6.05%, due 06/15/36	5,091,299

		Sovereign and Sovereign Agency Issuers — 4.0%
	6,740,000	AI Candelaria Spain SA, Reg S, 5.75%, due 06/15/33	5,311,120
	992,000	Colombia Government International Bonds, 8.38%, due 02/15/27 (a)	1,015,508
	2,800,000	Colombia Government International Bonds, 11.85%, due 03/09/28 (a)	3,209,028
	74,600,000	Colombia Government International Bonds, 5.63%, due 02/26/44	58,451,338
	6,700,000	Colombia Government International Bonds, 5.20%, due 05/15/49	4,857,902
	11,720,000	Ecopetrol SA, 5.88%, due 11/02/51	8,334,561
COP	37,736,000,000	Empresas Publicas de Medellin ESP, Reg S, 8.38%, due 11/08/27	8,439,981

			89,619,438

		Total Colombia	94,710,737

		Congo Republic (Brazzaville) — 1.2%
		Sovereign and Sovereign Agency Issuers — 1.2%
	32,290,719	Congolese International Bonds, Reg S, Step Up, 6.00%, due 06/30/29 (c)	26,167,752

		Costa Rica — 1.3%
		Sovereign and Sovereign Agency Issuers — 1.3%
	7,000,000	Costa Rica Government International Bonds, 144A, 6.55%, due 04/03/34	7,218,610
	19,331,000	Costa Rica Government International Bonds, Reg S, 7.16%, due 03/12/45	19,988,254
	3,463,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	3,010,767

		Total Costa Rica	30,217,631

		Cote D’Ivoire — 0.9%
		Sovereign and Sovereign Agency Issuers — 0.9%
EUR	1,400,000	Ivory Coast Government International Bonds, Reg S, 6.88%, due 10/17/40	1,253,998
EUR	22,500,000	Ivory Coast Government International Bonds, Reg S, 6.63%, due 03/22/48	18,968,031

		Total Cote D’Ivoire	20,222,029

		Czech Republic — 0.2%
		Sovereign and Sovereign Agency Issuers — 0.2%
	4,058,000	CEZ AS, Reg S, 5.63%, due 04/03/42	3,631,835

		Dominican Republic — 2.5%
		Sovereign and Sovereign Agency Issuers — 2.5%
	6,410,000	Dominican Republic International Bonds, Reg S, 6.40%, due 06/05/49	5,982,132
	59,929,000	Dominican Republic International Bonds, Reg S, 5.88%, due 01/30/60	50,538,725

		Total Dominican Republic	56,520,857

11	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Ecuador — 2.7%
	Sovereign and Sovereign Agency Issuers — 2.7%
1,200,000	Ecuador Government International Bonds, 5.00%, due 02/28/25 (c)	1,104,000
5,546,892	Ecuador Government International Bonds, Reg S, Zero Coupon, due 07/31/30	2,238,171
28,276,250	Ecuador Government International Bonds, Reg S, Step Up, 6.00%, due 07/31/30	17,135,408
58,587,125	Ecuador Government International Bonds, Reg S, Step Up, 3.50%, due 07/31/35	27,770,297
24,803,750	Ecuador Government International Bonds, Reg S, Step Up, 2.50%, due 07/31/40	10,789,631
3,744,250	Ecuador Social Bonds SARL, Reg S, Zero Coupon, due 01/30/35	2,539,388

	Total Ecuador	61,576,895

	Egypt — 2.8%
	Sovereign and Sovereign Agency Issuers — 2.8%
21,800,000	Egypt Government International Bonds, Reg S, 8.70%, due 03/01/49	17,185,158
42,500,000	Egypt Government International Bonds, Reg S, 8.88%, due 05/29/50	33,986,719
17,764,000	Egypt Government International Bonds, Reg S, 8.15%, due 11/20/59	13,390,148

	Total Egypt	64,562,025

	El Salvador — 0.7%
	Sovereign and Sovereign Agency Issuers — 0.7%
2,175,000	El Salvador Government International Bonds, Reg S, 7.65%, due 06/15/35 (f)	1,631,685
22,200,000	El Salvador Government International Bonds, Reg S, 7.12%, due 01/20/50 (f)	15,146,616

	Total El Salvador	16,778,301

	Ethiopia — 0.1%
	Sovereign and Sovereign Agency Issuers — 0.1%
2,690,000	Ethiopia International Bonds, Reg S, 6.63%, due 12/11/24 (d)	1,859,758

	Gabon — 0.8%
	Sovereign and Sovereign Agency Issuers — 0.8%
7,400,000	Gabon Blue Bond Master Trust, 144A, 6.10%, due 08/01/38	7,325,276
3,700,000	Gabon Government International Bonds, Reg S, 6.63%, due 02/06/31	3,008,581
9,600,000	Gabon Government International Bonds, Reg S, 7.00%, due 11/24/31	7,824,000

	Total Gabon	18,157,857

	Ghana — 1.6%
	Sovereign and Sovereign Agency Issuers — 1.6%
8,200,000	Ghana Government International Bonds, Reg S, 8.88%, due 05/07/42 (d)	3,481,474
11,700,000	Ghana Government International Bonds, Reg S, 8.63%, due 06/16/49 (d)	4,870,125

Par Value†	Description	Value ($)
	Ghana — continued
	Sovereign and Sovereign Agency Issuers — continued
25,900,000	Ghana Government International Bonds, Reg S, 8.95%, due 03/26/51 (d)	11,043,760
33,200,000	Ghana Government International Bonds, Reg S, 8.75%, due 03/11/61 (d)	14,080,784
6,469,920	Saderea DAC, Reg S, 12.50%, due 11/30/26 (d)	2,915,799

	Total Ghana	36,391,942

	Grenada — 0.2%
	Sovereign and Sovereign Agency Issuers — 0.2%
3,679,813	Grenada Government International Bonds, Reg S, 7.00%, due 05/12/30	3,422,226

	Guatemala — 0.9%
	Sovereign and Sovereign Agency Issuers — 0.9%
3,515,000	Guatemala Government Bonds, Reg S, 8.13%, due 10/06/34	3,860,314
4,600,000	Guatemala Government Bonds, Reg S, 4.65%, due 10/07/41	3,655,298
13,300,000	Guatemala Government Bonds, Reg S, 6.13%, due 06/01/50	12,108,187

	Total Guatemala	19,623,799

	Honduras — 0.1%
	Sovereign and Sovereign Agency Issuers — 0.1%
2,450,000	Honduras Government International Bonds, Reg S, 5.63%, due 06/24/30 (f)	2,142,378

	Hungary — 2.2%
	Sovereign and Sovereign Agency Issuers — 2.2%
8,500,000	Hungary Government International Bonds, Reg S, 6.25%, due 09/22/32	8,768,515
19,900,000	Hungary Government International Bonds, 144A, 5.50%, due 06/16/34	19,358,322
2,100,000	Hungary Government International Bonds, 144A, 5.50%, due 03/26/36	2,022,132
13,700,000	Hungary Government International Bonds, Reg S, 3.13%, due 09/21/51	8,529,483
7,700,000	Hungary Government International Bonds, Reg S, 6.75%, due 09/25/52	8,170,778
3,500,000	MVM Energetika Zrt, Reg S, 7.50%, due 06/09/28	3,622,500

	Total Hungary	50,471,730

	India — 0.9%
	Corporate Debt — 0.9%
8,850,125	Adani Renewable Energy RJ Ltd./Kodangal Solar Parks Pvt Ltd./Wardha Solar Maharash, Reg S, 4.63%, due 10/15/39	7,403,926
12,700,000	Delhi International Airport Ltd., Reg S, 6.45%, due 06/04/29	12,504,801

	Total India	19,908,727

See accompanying notes to the financial statements.	12

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Indonesia — 2.8%
	Sovereign and Sovereign Agency Issuers — 2.8%
14,200,000	Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT, Reg S, 5.80%, due 05/15/50	13,120,090
2,800,000	Indonesia Government International Bonds, 4.85%, due 01/11/33	2,749,068
3,391,000	Indonesia Government International Bonds, 5.45%, due 09/20/52	3,377,640
2,012,920	LLPL Capital Pte. Ltd., Reg S, 6.88%, due 02/04/39	1,951,526
26,200,000	Minejesa Capital BV, Reg S, 5.63%, due 08/10/37	22,859,500
4,900,000	Perusahaan Penerbit SBSN Indonesia III, Reg S, 4.70%, due 06/06/32	4,793,915
10,700,000	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, Reg S, 6.25%, due 01/25/49	10,553,196
4,195,000	Saka Energi Indonesia PT, Reg S, 4.45%, due 05/05/24	4,155,315

	Total Indonesia	63,560,250

	Israel — 0.7%
	Sovereign and Sovereign Agency Issuers — 0.7%
14,283,000	Israel Electric Corp. Ltd., Reg S, 8.10%, due 12/15/96	16,299,017

	Jamaica — 0.6%
	Corporate Debt — 0.3%
5,920,810	TransJamaican Highway Ltd., Reg S, 5.75%, due 10/10/36	5,197,050

	Sovereign and Sovereign Agency Issuers — 0.3%
2,675,000	Jamaica Government International Bonds, 7.88%, due 07/28/45	3,100,967
4,200,000	National Road Operating & Constructing Co. Ltd., Reg S, 9.38%, due 11/10/24	4,244,310

		7,345,277

	Total Jamaica	12,542,327

	Jordan — 1.2%
	Sovereign and Sovereign Agency Issuers — 1.2%
30,495,000	Jordan Government International Bonds, Reg S, 7.38%, due 10/10/47	26,263,819

	Kazakhstan — 0.8%
	Sovereign and Sovereign Agency Issuers — 0.8%
18,980,000	KazMunayGas National Co. JSC, Reg S, 6.38%, due 10/24/48	17,319,440

	Kenya — 0.9%
	Sovereign and Sovereign Agency Issuers — 0.9%
1,400,000	Kenya Government International Bonds, Reg S, 8.25%, due 02/28/48	1,141,000

Par Value†		Description	Value ($)
		Kenya — continued
		Sovereign and Sovereign Agency Issuers — continued
	24,294,000	Republic of Kenya Government International Bonds, Reg S, 8.25%, due 02/28/48	19,799,610

		Total Kenya	20,940,610

		Lebanon — 0.3%
		Sovereign and Sovereign Agency Issuers — 0.3%
	6,200,000	Lebanon Government International Bonds, Reg S, 6.85%, due 03/23/27 (d)	356,500
	5,047,000	Lebanon Government International Bonds, Reg S, 7.00%, due 03/20/28 (d)	290,203
	55,005,000	Lebanon Government International Bonds, Reg S, 7.15%, due 11/20/31 (d)	3,162,787
	19,100,000	Lebanon Government International Bonds, 8.20%, due 05/17/33 (d)	1,098,250
	51,714,000	Lebanon Government International Bonds, 8.25%, due 05/17/34 (d)	2,973,555

		Total Lebanon	7,881,295

		Malaysia — 0.2%
		Sovereign and Sovereign Agency Issuers — 0.2%
	4,400,000	Dua Capital Ltd., Reg S, 2.78%, due 05/11/31	3,750,076

		Mexico — 6.5%
		Sovereign and Sovereign Agency Issuers — 6.5%
	5,200,000	Comision Federal de Electricidad, Reg S, 5.00%, due 07/30/49	4,316,000
GBP	56,606,000	Mexico Government International Bonds, 5.63%, due 03/19/2114	54,150,493
	125,900,000	Petroleos Mexicanos, 7.69%, due 01/23/50	86,726,215
	4,700,000	Petroleos Mexicanos, Reg S, 6.63%, due 12/28/2170	2,739,442

		Total Mexico	147,932,150

		Montenegro — 0.1%
		Sovereign and Sovereign Agency Issuers — 0.1%
EUR	3,100,000	Montenegro Government International Bonds, Reg S, 2.88%, due 12/16/27	2,978,140

		Morocco — 0.8%
		Sovereign and Sovereign Agency Issuers — 0.8%
	8,300,000	Morocco Government International Bonds, 144A, 6.50%, due 09/08/33	8,516,381
	8,400,000	OCP SA, Reg S, 6.88%, due 04/25/44	7,875,000
	1,500,000	OCP SA, Reg S, 5.13%, due 06/23/51	1,108,890

		Total Morocco	17,500,271

		Mozambique — 0.3%
		Sovereign and Sovereign Agency Issuers — 0.3%
	6,876,000	Mozambique International Bonds, Reg S, Step Up, 9.00%, due 09/15/31	5,766,351

13	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Nigeria — 0.9%
	Sovereign and Sovereign Agency Issuers — 0.9%
26,450,000	Nigeria Government International Bonds, Reg S, 8.25%, due 09/28/51	21,493,799

	Oman — 2.1%
	Sovereign and Sovereign Agency Issuers — 2.1%
2,500,000	Lamar Funding Ltd., Reg S, 3.96%, due 05/07/25	2,430,225
45,100,000	Oman Government International Bonds, Reg S, 6.75%, due 01/17/48	45,358,874
1,100,000	Oryx Funding Ltd., Reg S, 5.80%, due 02/03/31	1,089,957

	Total Oman	48,879,056

	Pakistan — 0.5%
	Sovereign and Sovereign Agency Issuers — 0.5%
13,300,000	Pakistan Government International Bonds, Reg S, 7.88%, due 03/31/36	9,211,713
4,426,000	Pakistan Water & Power Development Authority, Reg S, 7.50%, due 06/04/31	2,648,209

	Total Pakistan	11,859,922

	Panama — 2.8%
	Sovereign and Sovereign Agency Issuers — 2.8%
1,964,190	AES Panama Generation Holdings SRL, Reg S, 4.38%, due 05/31/30	1,642,063
20,700,000	Panama Bonos del Tesoro, Reg S, 6.38%, due 07/25/33	18,899,721
8,937,000	Panama Government International Bonds, 8.13%, due 04/28/34	9,364,532
7,600,000	Panama Government International Bonds, 6.40%, due 02/14/35	7,003,400
7,200,000	Panama Government International Bonds, 8.00%, due 03/01/38	7,369,200
23,800,000	Panama Government International Bonds, 4.50%, due 04/01/56	15,012,564
8,200,000	Panama Government International Bonds, 4.50%, due 01/19/63	5,075,800

	Total Panama	64,367,280

	Papua New Guinea — 0.0%
	Sovereign and Sovereign Agency Issuers — 0.0%
1,100,000	Papua New Guinea Government International Bonds, Reg S, 8.38%, due 10/04/28	1,029,600

	Peru — 1.9%
	Sovereign and Sovereign Agency Issuers — 1.9%
18,500,000	Peru Government International Bonds, 3.60%, due 01/15/72 (f)	12,127,860
44,845,000	Petroleos del Peru SA, Reg S, 5.63%, due 06/19/47	30,600,883

	Total Peru	42,728,743

Par Value†		Description	Value ($)
		Philippines — 1.1%
		Sovereign and Sovereign Agency Issuers — 1.1%
	3,500,000	Bangko Sentral ng Pilipinas International Bonds, 8.60%, due 06/15/97 (c)	4,646,250
	7,900,000	Philippines Government International Bonds, 5.95%, due 10/13/47	8,417,608
	10,112,000	Power Sector Assets & Liabilities Management Corp., 9.63%, due 05/15/28	11,681,483

		Total Philippines	24,745,341

		Poland — 1.3%
		Sovereign and Sovereign Agency Issuers — 1.3%
	4,200,000	Bank Gospodarstwa Krajowego, 144A, 5.38%, due 05/22/33	4,151,437
	9,500,000	Republic of Poland Government International Bonds, 5.75%, due 11/16/32	9,904,035
	10,200,000	Republic of Poland Government International Bonds, 4.88%, due 10/04/33	10,005,690
	5,200,000	Republic of Poland Government International Bonds, 5.50%, due 04/04/53	5,195,580

		Total Poland	29,256,742

		Republic of North Macedonia — 0.4%
		Sovereign and Sovereign Agency Issuers — 0.4%
EUR	10,700,000	North Macedonia Government International Bonds, Reg S, 1.63%, due 03/10/28	10,010,972

		Romania — 3.0%
		Sovereign and Sovereign Agency Issuers — 3.0%
EUR	18,600,000	Romania Government International Bonds, 144A, 6.38%, due 09/18/33	21,172,946
	13,200,000	Romania Government International Bonds, 144A, 6.38%, due 01/30/34	13,136,244
EUR	15,600,000	Romania Government International Bonds, 144A, 5.63%, due 02/22/36	16,562,379
EUR	4,500,000	Romania Government International Bonds, Reg S, 2.88%, due 04/13/42	3,235,752
EUR	9,500,000	Romania Government International Bonds, Reg S, 3.38%, due 01/28/50	6,958,760
	5,700,000	Romania Government International Bonds, Reg S, 7.63%, due 01/17/53	6,215,109

		Total Romania	67,281,190

		Russia — 0.8%
		Sovereign and Sovereign Agency Issuers — 0.8%
	6,870,000	GTLK Europe Capital DAC, Reg S, 4.65%, due 03/10/27 (a) (d) (g)	3,435
	5,200,000	GTLK Europe Capital DAC, Reg S, 4.80%, due 02/26/28 (a) (d) (g)	2,600
	6,800,000	GTLK Europe Capital DAC, Reg S, 4.35%, due 02/27/29 (a) (d) (g)	3,400
	6,400,000	Russia Foreign Bonds - Eurobond, Reg S, 5.10%, due 03/28/35 (c) (d)	3,520,000
	27,000,000	Russia Foreign Bonds - Eurobond, 144A, 5.10%, due 03/28/35 (c) (d)	14,850,000

		Total Russia	18,379,435

See accompanying notes to the financial statements.	14

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†		Description	Value ($)
		Rwanda — 0.1%
		Sovereign and Sovereign Agency Issuers — 0.1%
	4,100,000	Rwanda International Government Bonds, Reg S, 5.50%, due 08/09/31	3,319,237

		Saudi Arabia — 2.8%
		Corporate Debt — 0.9%
	21,651,165	ACWA Power Management & Investments One Ltd., Reg S, 5.95%, due 12/15/39	20,958,328

		Sovereign and Sovereign Agency Issuers — 1.9%
	10,900,000	Saudi Government International Bonds, Reg S, 4.63%, due 10/04/47	9,237,750
	11,200,000	Saudi Government International Bonds, Reg S, 5.00%, due 01/18/53	9,878,288
	35,600,000	Saudi Government International Bonds, Reg S, 3.45%, due 02/02/61	23,309,812

			42,425,850

		Total Saudi Arabia	63,384,178

		Senegal — 0.4%
		Sovereign and Sovereign Agency Issuers — 0.4%
EUR	4,000,000	Senegal Government International Bonds, Reg S, 5.38%, due 06/08/37	3,053,258
	7,200,000	Senegal Government International Bonds, Reg S, 6.75%, due 03/13/48	5,211,000

		Total Senegal	8,264,258

		Serbia — 0.6%
		Sovereign and Sovereign Agency Issuers — 0.6%
	6,100,000	Serbia International Bonds, Reg S, 6.50%, due 09/26/33	6,203,700
EUR	11,300,000	Serbia International Bonds, Reg S, 2.05%, due 09/23/36	8,424,062

		Total Serbia	14,627,762

		South Africa — 3.8%
		Sovereign and Sovereign Agency Issuers — 3.8%
	16,900,000	Eskom Holdings SOC Ltd., Reg S, 8.45%, due 08/10/28	16,790,150
ZAR	150,350,000	Eskom Holdings SOC Ltd., Zero Coupon, due 12/31/32	1,653,615
ZAR	933,900,000	Republic of South Africa Government International Bonds, 6.50%, due 02/28/41	28,819,190
	41,300,000	Republic of South Africa Government International Bonds, 5.75%, due 09/30/49	30,071,562
	8,300,000	Transnet SOC Ltd., Reg S, 8.25%, due 02/06/28	8,253,312
ZAR	20,200,000	Transnet SOC Ltd., Reg S, 13.50%, due 04/18/28	1,100,911

		Total South Africa	86,688,740

		Sri Lanka — 1.6%
		Sovereign and Sovereign Agency Issuers — 1.6%
	4,880,000	Sri Lanka Government International Bonds, Reg S, 6.83%, due 07/18/26 (d)	2,701,226

Par Value†		Description	Value ($)
		Sri Lanka — continued
		Sovereign and Sovereign Agency Issuers — continued
	8,544,000	Sri Lanka Government International Bonds, Reg S, 6.20%, due 05/11/27 (d) (f)	4,594,536
	22,600,000	Sri Lanka Government International Bonds, Reg S, 6.75%, due 04/18/28 (d)	12,176,202
	7,700,000	Sri Lanka Government International Bonds, Reg S, 7.85%, due 03/14/29 (d)	4,105,717
	23,800,000	Sri Lanka Government International Bonds, Reg S, 7.55%, due 03/28/30 (d)	12,698,014

		Total Sri Lanka	36,275,695

		Suriname — 1.3%
		Sovereign and Sovereign Agency Issuers — 1.3%
	24,224,446	Suriname Government International Bonds, 144A, 7.95%, due 07/15/33	21,293,288
	12,095,000	Suriname Government International Bonds, 144A, Variable Rate, 9.00%, due 12/31/50	8,526,975

		Total Suriname	29,820,263

		Tajikistan — 0.2%
		Sovereign and Sovereign Agency Issuers — 0.2%
	5,774,000	Republic of Tajikistan International Bonds, Reg S, 7.13%, due 09/14/27	5,215,077

		Trinidad And Tobago — 1.2%
		Sovereign and Sovereign Agency Issuers — 1.2%
	18,400,000	Heritage Petroleum Co. Ltd., Reg S, 9.00%, due 08/12/29	19,323,312
	9,300,000	Telecommunications Services of Trinidad & Tobago Ltd., Reg S, 8.88%, due 10/18/29	8,809,518

		Total Trinidad And Tobago	28,132,830

		Tunisia — 1.2%
		Sovereign and Sovereign Agency Issuers — 1.2%
JPY	5,411,700,000	Tunisian Republic, 4.30%, due 08/02/30 (c)	19,131,544
JPY	1,780,000,000	Tunisian Republic, 4.20%, due 03/17/31 (c)	6,173,959
JPY	730,000,000	Tunisian Republic, 3.50%, due 02/03/33	2,239,861

		Total Tunisia	27,545,364

		Turkey — 3.3%
		Sovereign and Sovereign Agency Issuers — 3.3%
	10,544,000	Istanbul Metropolitan Municipality, Reg S, 6.38%, due 12/09/25	10,295,900
	10,000,000	Turkiye Government International Bonds, 7.63%, due 05/15/34	9,962,500
	10,800,000	Turkiye Government International Bonds, 4.88%, due 04/16/43	7,491,852
	63,813,000	Turkiye Government International Bonds, 5.75%, due 05/11/47	47,836,777

		Total Turkey	75,587,029

15	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Ukraine — 1.1%
	Sovereign and Sovereign Agency Issuers — 1.1%
5,000,000	NPC Ukrenergo, Reg S, 6.88%, due 11/09/28 (c) (d)	1,625,000
12,600,000	State Agency of Roads of Ukraine, Reg S, 6.25%, due 06/24/30 (c) (d)	3,325,266
6,619,000	Ukraine Government International Bonds, Reg S, 7.75%, due 09/01/28 (c) (d)	1,889,261
3,969,000	Ukraine Government International Bonds, Reg S, 7.75%, due 09/01/29 (c) (d)	1,121,401
16,200,000	Ukraine Government International Bonds, Reg S, 9.75%, due 11/01/30 (c) (d)	4,810,752
25,400,000	Ukraine Government International Bonds, Reg S, 7.38%, due 09/25/34 (c) (d)	6,632,194
20,200,000	Ukraine Government International Bonds, Reg S, 7.25%, due 03/15/35 (c) (d)	5,293,612
180,000	Ukraine Railways Via Rail Capital Markets PLC, Reg S, 7.88%, due 07/15/28 (c) (d)	93,600

	Total Ukraine	24,791,086

	United Arab Emirates — 1.0%
	Sovereign and Sovereign Agency Issuers — 1.0%
5,600,000	Abu Dhabi Government International Bonds, Reg S, 3.13%, due 09/30/49	3,887,744
13,300,000	Finance Department Government of Sharjah, Reg S, 4.00%, due 07/28/50	8,431,668
16,400,000	Finance Department Government of Sharjah, Reg S, 4.38%, due 03/10/51	11,154,132

	Total United Arab Emirates	23,473,544

	United States — 0.6%
	Asset-Backed Securities — 0.3%
584,929	CWHEQ Revolving Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, Variable Rate, 1 mo. USD Term SOFR + 0.35%, 5.67%, due 12/15/35	567,358
137,223	CWHEQ Revolving Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, Variable Rate, 1 mo. USD Term SOFR + 0.35%, 5.67%, due 12/15/35	136,409
439,643	CWHEQ Revolving Home Equity Loan Trust, Series 06-D, Class 2A, XLCA, Variable Rate, 1 mo. USD Term SOFR + 0.31%, 5.63%, due 05/15/36	416,428
5,880,550	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. USD Term SOFR + 0.26%, 5.59%, due 11/25/36	1,942,399
5,933,528	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. USD Term SOFR + 0.33%, 5.66%, due 11/25/36	1,959,863
3,055,622	WaMu Asset-Backed Certificates WaMu Trust, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. USD Term SOFR + 0.47%, 5.80%, due 04/25/37	1,141,013

		6,163,470

Par Value†		Description	Value ($)
		United States — continued
		U.S. Government — 0.3%
	8,300,000	U.S. Treasury Notes, 3.88%, due 11/30/27 (h)	8,162,207

		Total United States	14,325,677

		Uruguay — 0.5%
		Sovereign and Sovereign Agency Issuers — 0.5%
UYU	379,600,000	Uruguay Government International Bonds, 9.75%, due 07/20/33	10,113,099
	2,218,000	Uruguay Government International Bonds, 5.10%, due 06/18/50	2,131,564

		Total Uruguay	12,244,663

		Uzbekistan — 0.6%
		Sovereign and Sovereign Agency Issuers — 0.6%
	5,200,000	Republic of Uzbekistan International Bonds, Reg S, 3.70%, due 11/25/30	4,318,392
	9,850,000	Uzbekneftegaz JSC, Reg S, 4.75%, due 11/16/28	8,317,340

		Total Uzbekistan	12,635,732

		Venezuela — 3.2%
		Sovereign and Sovereign Agency Issuers — 3.2%
	101,165,000	C.A. La Electricidad de Caracas, Reg S, 8.50%, due 04/10/18 (c) (d)	5,652,089
	159,800,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24 (d)	15,740,300
	49,667,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26 (d)	4,941,866
	6,600,000	Petroleos de Venezuela SA, Reg S, 9.75%, due 05/17/35 (d)	792,000
	17,228,000	Venezuela Government International Bonds, Reg S, 7.75%, due 10/13/19 (d)	2,411,920
	33,200,000	Venezuela Government International Bonds, Reg S, 6.00%, due 12/09/20 (d)	4,515,200
	21,550,000	Venezuela Government International Bonds, Reg S, 12.75%, due 08/23/22 (d)	3,555,750
	151,993,000	Venezuela Government International Bonds, Reg S, 9.00%, due 05/07/23 (d)	22,798,950
	62,400,000	Venezuela Government International Bonds, Reg S, 11.95%, due 08/05/31 (d)	11,169,600
	4,400,000	Venezuela Government International Bonds, 9.38%, due 01/13/34 (d)	776,600

		Total Venezuela	72,354,275

		Vietnam — 0.5%
		Sovereign and Sovereign Agency Issuers — 0.5%
	5,858,000	Viet Nam Debt & Asset Trading Corp., Reg S, 1.00%, due 10/10/25	5,218,131
	7,318,000	Vietnam Government International Bonds, Variable Rate, U.S. (Fed) Prime Rate + 0.81%, 6.71%, due 03/13/28 (c)	6,688,652

		Total Vietnam	11,906,783

See accompanying notes to the financial statements.	16

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†		Description	Value ($)
		Zambia — 0.7%
		Sovereign and Sovereign Agency Issuers — 0.7%
	2,600,000	Zambia Government International Bonds, Reg S, 5.38%, due 09/20/22 (d)	1,585,610
	22,272,000	Zambia Government International Bonds, Reg S, 8.97%, due 07/30/27 (d)	15,033,600

		Total Zambia	16,619,210

		TOTAL DEBT OBLIGATIONS (COST $2,829,198,185)	2,125,885,594

		LOAN ASSIGNMENTS — 1.0%
		Chad — 0.3%
	277,243	Glencore UK (Chad) Loan Agreement, Tranche A, Variable Rate, 3 mo. LIBOR + 2.00%, 7.60%, due 09/30/25 (c)	224,290
	9,610,455	Glencore UK (Chad) Loan Agreement, Tranche B, Variable Rate, 3 mo. LIBOR + 2.25%, 7.85%, due 12/31/27 (c)	6,390,952

		Total Chad	6,615,242

		Kenya — 0.1%
	1,475,000	Kenya Government International Bonds, Variable Rate, 6 mo. LIBOR + 6.70%, 12.09%, due 04/10/25 (a)	1,441,913

		Turkey — 0.6%
	13,307,143	Meridiam Eastern Europe Investment S.à.r.l Loan Agreement, 8.85%, due 06/23/28 (a)	14,094,706

		TOTAL LOAN ASSIGNMENTS (COST $24,450,101)	22,151,861

		LOAN PARTICIPATIONS — 0.4%
		Angola — 0.3%
	5,271,428	Angola Government International Bonds Loan Agreement (Participation via Avenir Issuer II Ireland DAC), Reg S, 6.93%, due 02/19/27 (c)	4,945,760
	2,566,667	Angola Government International Bonds Loan Agreement (Participation with GE Capital EFS Financing, Inc), 7.50%, due 08/30/24 (c)	2,489,666

		Total Angola	7,435,426

		Iraq — 0.0%
EUR	448,068	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), 4.50%, due 12/30/27 (c)	410,662

		Russia — 0.0%
EUR	76,893,501	Russian Foreign Trade Obligations, (Participation with GML International Ltd.) (c) (d)	3

Par Value† / Shares		Description	Value ($)
		Sudan — 0.1%
CHF	11,833,578	Republic of Sudan, Loan Agreement, Tranche A (Participation via Abu Dhabi Investment Company) (c) (d)	602,150
CHF	5,155,077	Republic of Sudan, Loan Agreement, Tranche B (Participation via Abu Dhabi Investment Company) (c) (d)	262,315

		Total Sudan	864,465

		TOTAL LOAN PARTICIPATIONS (COST $28,518,148)	8,710,556

		INVESTMENT FUNDS — 0.6%
		Colombia — 0.6%
	9,300,000	Bona Fide Investment Holdings II LLC (a) (i) (j)	12,461,563
	690,075	Bona Fide Investments Feeder LLC (a) (i) (j)	908,969

		Total Colombia	13,370,532

		TOTAL INVESTMENT FUNDS (COST $9,990,075)	13,370,532

		RIGHTS/WARRANTS — 0.9%
		Argentina — 0.7%
EUR	246,989,676	Argentina Republic Government International Bonds GDP Linked, Variable Rate, Expires 12/15/35 (k)	15,005,052
JPY	1,723,445,000	Argentina Republic Government International Bonds GDP Linked, Expires 12/15/35 (a) (k)	323,089

		Total Argentina	15,328,141

		Ukraine — 0.2%
	10,646,000	Ukraine Government International Bonds GDP Linked, Variable Rate, Reg S, Expires 08/01/41 (c) (k)	4,881,191

		TOTAL RIGHTS/WARRANTS (COST $42,051,371)	20,209,332

		SHORT-TERM INVESTMENTS — 1.2%
		Money Market Funds — 0.2%
	5,449,509	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (l)	5,449,509

17	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Repurchase Agreements — 1.0%
21,999,134	Nomura Securities International, Inc. Repurchase Agreement, dated, 02/29/24 maturing on 03/01/24 with a maturity value of $22,002,373 and an effective yield of 5.30%, collateralized by a U.S. Treasury Note with maturity date 12/31/28 and a market value of $22,385,246.	21,999,134

	TOTAL SHORT-TERM INVESTMENTS (COST $27,448,643)	27,448,643

	TOTAL INVESTMENTS — 97.4% (Cost $2,961,656,523)	2,217,776,518
	Other Assets and Liabilities (net) — 2.6%	59,771,108

	TOTAL NET ASSETS — 100.0%	$2,277,547,626

Additional information on each restricted security is as follows:

			Value as a
			Percentage	Value as of
Issuer	Acquisition	Acquisition	of Fund’s	February 29,
Description	Date	Cost	Net Assets	2024
Bona Fide Investment Holdings II LLC	06/07/23	$9,300,000	0.6%	$12,461,563
Bona Fide Investments Feeder LLC	12/31/21	690,075	0.0%	908,969
GTLK Europe Capital DAC, Reg S, 4.65%, due 03/10/27	04/30/20	6,725,653	0.0%	3,435
GTLK Europe Capital DAC, Reg S, 4.80%, due 02/26/28	03/12/21	5,306,910	0.0%	2,600
GTLK Europe Capital DAC, Reg S, 4.35%, due 02/27/29	01/26/22	6,017,589	0.0%	3,400

				$13,379,967

See accompanying notes to the financial statements.	18

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)	Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)
04/02/2024	BCLY	BRL	63,000,000	USD	12,702,125	66,904	03/28/2024	DB	USD	1,959,732	ZAR	37,700,000	1,910
04/24/2024	MSCI	EUR	142,200,000	USD	155,150,282	1,140,937	03/28/2024	GS	USD	4,010,277	ZAR	77,200,000	6,667
04/24/2024	SSB	EUR	4,500,000	USD	4,888,496	14,782	03/28/2024	MSCI	ZAR	725,300,000	USD	37,784,504	45,003
04/18/2024	BCLY	GBP	3,400,000	USD	4,296,473	3,512	04/26/2024	MSCI	COP	112,820,000,000	USD	28,134,313	(363,489)
04/18/2024	MSCI	GBP	44,300,000	USD	56,102,517	167,751	04/24/2024	DB	EUR	2,800,000	USD	3,023,621	(8,912)
04/10/2024	MSCI	HKD	723,800,000	USD	92,859,516	313,197	04/24/2024	CITI	USD	869,677	EUR	800,000	(3,239)
04/10/2024	SSB	HKD	14,700,000	USD	1,886,048	6,481	04/24/2024	MSCI	USD	5,103,517	EUR	4,700,000	(13,194)
03/21/2024	MSCI	JPY	3,695,100,000	USD	24,748,233	35,544	04/10/2024	BCLY	USD	4,740,835	HKD	37,000,000	(9,951)
04/02/2024	MSCI	USD	1,382,849	BRL	6,900,000	1,009	04/18/2024	BCLY	USD	22,579,661	TRY	739,800,000	(50,774)

04/02/2024	SSB	USD	1,599,421	BRL	8,000,000	5,052							$1,361,552

04/26/2024	JPM	USD	1,050,960	COP	4,170,000,000	2,362

Reverse Repurchase Agreements(m)

Face Value		Description	Value ($)
USD	(10,338,501)	Barclays Bank PLC, 4.50%, dated 07/26/23, (collateral: Peru Government International Bonds, 3.60%, due 01/15/72), to be repurchased on demand at face value plus accrued interest.	(10,338,501)
USD	(1,918,004)	Barclays Bank PLC, 4.55%, dated 01/31/24, (collateral: Honduras Government International Bonds, Reg S, 5.63%, due 06/24/30), to be repurchased on demand at face value plus accrued interest.	(1,918,004)
USD	(1,626,501)	Nomura International PLC, 4.75%, dated 02/09/24, (collateral: El Salvador Government International Bonds, Reg S, 7.65%, due 06/15/35), to be repurchased on demand at face value plus accrued interest.	(1,626,501)
USD	(216,678)	J.P. Morgan Securities PLC, 4.50%, dated 02/12/24, (collateral: Sri Lanka Government International Bonds, Reg S, 6.20%, due 05/11/27), to be repurchased on demand at face value plus accrued interest.	(216,678)
USD	(330,455)	Nomura International PLC, 4.50%, dated 02/21/24, (collateral: El Salvador Government International Bonds, Reg S, 7.12%, due 01/20/50), to be repurchased on demand at face value plus accrued interest.	(330,455)
USD	(726,654)	Nomura International PLC, 4.70%, dated 02/23/24, (collateral: El Salvador Government International Bonds, Reg S, 7.12%, due 01/20/50), to be repurchased on demand at face value plus accrued interest.	(726,654)

			$(15,156,793)

Average balance outstanding			$(27,912,965)
Average interest rate (net)			(4.57)%
Maximum balance outstanding			$(47,263,141)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. Average interest rate was calculated based on interest received and/or paid during the period that the Fund had entered into the reverse repurchase agreements.

19	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Credit Linked Options

Principal / Notional Amount	Expiration Date	Description	Premiums Paid/ (Received) ($)	Value ($)
Put Sold USD 41,197,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.30% (OTC) (CP-DB) (a)	(1,574,973)	70,275
Put Sold USD 81,200,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.44% (OTC) (CP-DB) (a)	(4,869,699)	46,744

			$(6,444,672)	$117,019

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX.EM.40.V1	USD	94,100,000	1.00%	1.66%	N/A	12/20/2028	Quarterly	$2,766,540	$2,582,763	$(183,777)

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
Petrobras Global Finance BV	CITI	USD	36,900,000	1.00%	0.18%	N/A	12/20/2024	Quarterly	585,824	(240,393)	(826,217)
Republic of Turkey	BCLY	USD	12,700,000	1.00%	0.75%	N/A	12/20/2024	Quarterly	1,582,287	(25,294)	(1,607,581)
Republic of Turkey	CITI	USD	17,900,000	1.00%	0.75%	N/A	12/20/2024	Quarterly	1,213,688	(35,650)	(1,249,338)
Commonwealth of Bahamas	DB	EUR	13,236,906	1.00%	5.19%	N/A	06/20/2025	Quarterly	1,604,211	459,938	(1,144,273)
Republic of Brazil	GS	USD	12,700,000	1.00%	0.48%	N/A	12/20/2025	Quarterly	(72,847)	(113,893)	(41,046)
Republic of Colombia	MORD	USD	45,300,000	1.00%	0.52%	N/A	12/20/2025	Quarterly	151,692	(373,479)	(525,171)
Republic of South Africa Government International Bonds	MORD	USD	34,300,000	1.00%	1.02%	N/A	12/20/2025	Quarterly	360,718	14,160	(346,558)
Republic of Egypt	CITI	USD	2,300,000	1.00%	5.47%	N/A	12/20/2027	Quarterly	655,500	326,053	(329,447)
Republic of Egypt	JPM	USD	2,500,000	1.00%	5.47%	N/A	12/20/2027	Quarterly	690,000	354,406	(335,594)
Republic of Egypt	JPM	USD	2,500,000	1.00%	5.47%	N/A	12/20/2027	Quarterly	725,000	354,406	(370,594)
Kingdom of Bahrain	MORD	USD	5,400,000	1.00%	1.91%	N/A	06/20/2028	Quarterly	401,901	186,201	(215,700)
Republic of Turkey	MORD	USD	1,600,000	1.00%	2.70%	N/A	06/20/2028	Quarterly	350,661	101,889	(248,772)
Republic of South Africa Government International Bonds	MORD	USD	30,500,000	1.00%	2.30%	N/A	12/20/2028	Quarterly	2,200,074	1,645,143	(554,931)
United States of Mexico	MORD	USD	14,700,000	1.00%	0.85%	N/A	12/20/2028	Quarterly	140,630	(97,590)	(238,220)
United States of Mexico	GS	USD	14,700,000	1.00%	0.97%	N/A	06/20/2029	Quarterly	1,168,386	(21,467)	(1,189,853)
United States of Mexico	GS	USD	14,700,000	1.00%	1.33%	N/A	09/20/2031	Quarterly	1,940,881	308,550	(1,632,331)

See accompanying notes to the financial statements.	20

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

OTC Credit Default Swaps — continued

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Sell Protection^:
Commonwealth of Bahamas	DB	USD	17,626,321	1.00%	5.19%	17,626,321 USD	06/20/2025	Quarterly	(1,850,317)	(560,587)	1,289,730

									$11,848,289	$2,282,393	$(9,565,896)

^

Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)

As of February 29, 2024, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity.

The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
0.30%	JPY-TONA-OIS-COMPOUND	JPY	8,570,000,000	12/21/2027	Annually	(62,494)	280,246	342,740
USD-SOFR-COMPOUND	4.01%	USD	162,500,000	12/21/2027	Annually	155,081	(731,226)	(886,307)
BRL-CDI	10.05%	BRL	234,791,359	01/02/2029	At Maturity	(22,492)	(552,087)	(529,595)
0.58%	JPY-TONA-OIS-COMPOUND	JPY	4,360,000,000	12/21/2032	Annually	(100,289)	565,394	665,683
USD-SOFR-COMPOUND	3.45%	USD	54,000,000	09/20/2033	Annually	(1,200)	(1,839,053)	(1,837,853)
5.56%	CL-CLICP-Bloomberg	CLP	25,400,000,000	12/20/2033	Semi-Annually	217,080	(862,166)	(1,079,246)
3.20%	EURIBOR	EUR	34,000,000	12/20/2033	Semi-Annually	173,932	(1,487,135)	(1,661,067)
2.80%	THB-THOR	THB	930,000,000	03/20/2034	Quarterly	(86,159)	(561,592)	(475,433)
ZAR-JIBAR-SAFEX	10.04%	ZAR	208,000,000	03/20/2039	Quarterly	(34,841)	(16,895)	17,946
2.90%	EURIBOR	EUR	25,500,000	12/20/2053	Semi-Annually	255,170	(2,622,787)	(2,877,957)
3.70%	GBP-SONIA-COMPOUND	GBP	25,000,000	03/20/2054	Annually	(741,386)	666,726	1,408,112

						$(247,598)	$(7,160,575)	$(6,912,977)

21	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	Security is backed by U.S. Treasury Bonds.
(c)	Investment valued using significant unobservable inputs (Note 2).
(d)	Security is in default.
(e)	Security is backed by the United States International Development Finance Corporation.
(f)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).
(g)	The security is restricted as to resale.
(h)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(i)	Affiliated company (Note 10).
(j)	Private placement security; restricted as to resale. Represents investment in a pool of constitutional obligations of the Colombian government owed to individuals.
(k)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.
(l)	The rate disclosed is the 7 day net yield as of February 29, 2024.
(m)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 61.

See accompanying notes to the financial statements.	22

GMO High Yield Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Structured Products team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class VI shares of GMO High Yield Fund returned +11.03% (net) for the fiscal year ended February 29, 2024, as compared with +10.40% for the Markit iBoxx USD Liquid High Yield Index.

The Fund was invested in a mix of index portfolio products as well as cash high yield bonds. During the fiscal year, the Fund moved exposures between different products based on changes in the model’s alpha signals as well as other factors.

The Fund’s allocation to portfolio products, including standardized total return swaps and credit default swap indices, contributed positively towards outperformance over the benchmark, as did the carry allocation and the high-quality BB bonds in the Fund.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

23

GMO High Yield Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO High Yield Fund Class VI Shares and the Markit iBoxx USD Liquid High Yield Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	Since Inception
Class VI	11.03%	4.50%	6/25/18 4.86%
Class I	n/a	n/a	4/13/23 8.20%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For Class VI and I the gross expense ratio of 0.47% and 0.66%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.46% and 0.59% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

24

GMO High Yield Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Short-Term Investments	58.6%
Debt Obligations	38.8
Swap Contracts	2.6
Forward Currency Contracts	1.0
Futures Contracts	0.0 ^
Written Options	(0.1)
Other	(0.9)

100.0%

Industry Group Summary¤	% of Investments
Consumer Cyclical	19.9%
Communications	14.0
Energy	11.5
Consumer Non-Cyclical	11.4
Capital Goods	11.1
Technology	7.7
Finance Companies	4.0
Basic Industry	3.7
Electric	3.0
REITS	2.7
Insurance	2.6
Transportation	2.5
Other Industrial	1.8
Other Financial	1.0
Brokerage/Asset Managers/Exchanges	0.9
Cash/Cash Equivalents	0.9
Government Owned No Guarantee	0.7
Banking	0.6

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table excludes short-term investments and mutual funds, if any. The table includes exposure through the use of certain derivative financial instruments and excludes exposures through certain currency linked derivatives such as forward currency contracts. The table takes in account the market values of securities and the notional amounts of swaps. The table is not normalized, thus the table may not total to 100%.

^	Rounds to 0.0%.

25

GMO High Yield Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 38.8%
	Corporate Debt — 15.3%
	Australia — 0.2%
300,000	FMG Resources August 2006 Pty. Ltd., 144A, 5.88%, due 04/15/30	293,605

	Canada — 0.5%
300,000	goeasy Ltd., 144A, 9.25%, due 12/01/28	318,322
350,000	Parkland Corp., 144A, 4.63%, due 05/01/30	319,711
250,000	Videotron Ltd., 144A, 3.63%, due 06/15/29	224,580

	Total Canada	862,613

	United Kingdom — 0.3%
200,000	Jaguar Land Rover Automotive PLC, 144A, 5.50%, due 07/15/29	192,289
300,000	Rolls-Royce PLC, 144A, 3.63%, due 10/14/25	288,861

	Total United Kingdom	481,150

	United States — 14.3%
350,000	Adtalem Global Education, Inc., 144A, 5.50%, due 03/01/28	333,140
300,000	AECOM, 5.13%, due 03/15/27	293,867
100,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 144A, 5.75%, due 03/01/27	97,844
150,000	APX Group, Inc., 144A, 6.75%, due 02/15/27	150,206
300,000	Arcosa, Inc., 144A, 4.38%, due 04/15/29	276,899
350,000	ASGN, Inc., 144A, 4.63%, due 05/15/28	326,411
250,000	Avantor Funding, Inc., 144A, 3.88%, due 11/01/29	224,075
300,000	Ball Corp., 6.00%, due 06/15/29	301,454
300,000	Bath & Body Works, Inc., 6.88%, due 11/01/35	300,151
200,000	Black Knight InfoServ LLC, 144A, 3.63%, due 09/01/28	188,412
350,000	Boise Cascade Co., 144A, 4.88%, due 07/01/30	322,955
350,000	Brink’s Co., 144A, 4.63%, due 10/15/27	330,747
200,000	Builders FirstSource, Inc., 144A, 6.38%, due 06/15/32	199,968
350,000	BWX Technologies, Inc., 144A, 4.13%, due 06/30/28	325,539
250,000	Carnival Corp., 144A, 4.00%, due 08/01/28	230,590
250,000	Central Garden & Pet Co., 4.13%, due 10/15/30	222,092
200,000	Cleveland-Cliffs, Inc., 144A, 6.75%, due 04/15/30	198,536
300,000	CNX Resources Corp., 144A, 6.00%, due 01/15/29	288,343
350,000	Crowdstrike Holdings, Inc., 3.00%, due 02/15/29	308,856
250,000	CTR Partnership LP/CareTrust Capital Corp., 144A, REIT, 3.88%, due 06/30/28	226,097

Par Value†	Description	Value ($)
	Corporate Debt — continued
	United States — continued
350,000	Directv Financing LLC/Directv Financing Co.-Obligor, Inc., 144A, 5.88%, due 08/15/27	330,354
250,000	DT Midstream, Inc., 144A, 4.13%, due 06/15/29	228,436
300,000	EnLink Midstream LLC, 144A, 5.63%, due 01/15/28	295,593
200,000	EQM Midstream Partners LP, 144A, 7.50%, due 06/01/30	212,571
300,000	Fair Isaac Corp., 144A, 5.25%, due 05/15/26	296,819
200,000	FirstCash, Inc., 144A, 5.63%, due 01/01/30	189,457
350,000	Fluor Corp., 4.25%, due 09/15/28	330,855
300,000	Fortrea Holdings, Inc., 144A, 7.50%, due 07/01/30	306,750
350,000	Fortress Transportation & Infrastructure Investors LLC, 144A, 5.50%, due 05/01/28	335,111
250,000	Gartner, Inc., 144A, 3.63%, due 06/15/29	223,999
350,000	Global Net Lease, Inc./Global Net Lease Operating Partnership LP, 144A, 3.75%, due 12/15/27	295,748
350,000	Hess Midstream Operations LP, 144A, 4.25%, due 02/15/30	318,707
250,000	Hilton Domestic Operating Co., Inc., 144A, 3.75%, due 05/01/29	227,082
350,000	Howard Hughes Corp., 144A, 4.13%, due 02/01/29	310,692
350,000	Howmet Aerospace, Inc., 3.00%, due 01/15/29	313,906
100,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.25%, due 05/15/26	97,444
375,000	Iron Mountain Information Management Services, Inc., 144A, 5.00%, due 07/15/32	335,263
300,000	James Hardie International Finance DAC, 144A, 5.00%, due 01/15/28	289,302
350,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 144A, 5.00%, due 08/15/28	314,792
250,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 144A, 4.75%, due 06/15/29	224,361
250,000	Lamar Media Corp., 4.00%, due 02/15/30	223,125
350,000	Levi Strauss & Co., 144A, 3.50%, due 03/01/31	303,300
300,000	M/I Homes, Inc., 4.95%, due 02/01/28	285,588
350,000	Moog, Inc., 144A, 4.25%, due 12/15/27	327,548
225,000	Murphy Oil USA, Inc., 144A, 3.75%, due 02/15/31	191,992
300,000	New Fortress Energy, Inc., 144A, 6.75%, due 09/15/25	298,452
300,000	Newmark Group, Inc., 144A, 7.50%, due 01/12/29	305,046
350,000	News Corp., 144A, 3.88%, due 05/15/29	316,335
200,000	NMI Holdings, Inc., 144A, 7.38%, due 06/01/25	201,620
250,000	Novelis Corp., 144A, 4.75%, due 01/30/30	228,302
350,000	NRG Energy, Inc., 144A, 3.63%, due 02/15/31	294,291

See accompanying notes to the financial statements.	26

GMO High Yield Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Corporate Debt — continued
	United States — continued
300,000	NuStar Logistics LP, 6.38%, due 10/01/30	300,849
250,000	OneMain Finance Corp., 3.50%, due 01/15/27	230,118
300,000	PennyMac Financial Services, Inc., 144A, 5.38%, due 10/15/25	295,236
300,000	Permian Resources Operating LLC, 144A, 7.00%, due 01/15/32	308,033
350,000	RLJ Lodging Trust LP, 144A, 4.00%, due 09/15/29	305,501
350,000	ROBLOX Corp., 144A, 3.88%, due 05/01/30	306,541
300,000	Royal Caribbean Cruises Ltd., 144A, 9.25%, due 01/15/29	322,708
350,000	Sagicor Financial Co. Ltd., 144A, 5.30%, due 05/13/28	335,300
250,000	Seagate HDD Cayman, 5.75%, due 12/01/34	240,300
300,000	Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 144A, 4.63%, due 11/01/26	287,864
250,000	Sirius XM Radio, Inc., 144A, 4.00%, due 07/15/28	225,229
350,000	Sonic Automotive, Inc., 144A, 4.88%, due 11/15/31	300,727
250,000	Starwood Property Trust, Inc., 144A, 4.38%, due 01/15/27	234,375
350,000	Steelcase, Inc., 5.13%, due 01/18/29	329,470
250,000	Stericycle, Inc., 144A, 3.88%, due 01/15/29	224,980
250,000	Sunoco LP/Sunoco Finance Corp., 4.50%, due 05/15/29	230,937
100,000	Talen Energy Supply LLC, 144A, 8.63%, due 06/01/30	105,504
300,000	Taylor Morrison Communities, Inc., 144A, 5.75%, due 01/15/28	293,945
350,000	Tempur Sealy International, Inc., 144A, 4.00%, due 04/15/29	313,720
350,000	TopBuild Corp., 144A, 4.13%, due 02/15/32	306,540
350,000	TriNet Group, Inc., 144A, 3.50%, due 03/01/29	309,904
350,000	Twilio, Inc., 3.88%, due 03/15/31	304,522
225,000	U.S. Cellular Corp., 6.70%, due 12/15/33	221,380
350,000	Under Armour, Inc., 3.25%, due 06/15/26	329,576
350,000	United Rentals North America, Inc., 3.75%, due 01/15/32	302,871
300,000	Viper Energy, Inc., 144A, 7.38%, due 11/01/31	308,898
300,000	Vistra Operations Co. LLC, 144A, 7.75%, due 10/15/31	310,319
300,000	Vornado Realty LP, REIT, 3.50%, due 01/15/25	291,421
300,000	Western Digital Corp., 4.75%, due 02/15/26	293,194
350,000	Wyndham Hotels & Resorts, Inc., 144A, 4.38%, due 08/15/28	325,414
200,000	XPO, Inc., 144A, 7.13%, due 06/01/31	204,259

Par Value†		Description	Value ($)
		Corporate Debt — continued
		United States — continued
	200,000	Yum! Brands, Inc., 144A, 4.75%, due 01/15/30	189,732
	350,000	Ziff Davis, Inc., 144A, 4.63%, due 10/15/30	313,880

		Total United States	22,802,270

		Total Corporate Debt	24,439,638

		U.S. Government — 23.5%
	8,369,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield - 0.08%, 5.25%, due 04/30/24 (a)	8,367,326
	5,100,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.04%, 5.36%, due 07/31/24	5,099,759
	7,175,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.20%, 5.53%, due 01/31/25 (a)	7,183,303
	16,830,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.13%, 5.45%, due 07/31/25 (a)	16,823,808

		Total U.S. Government	37,474,196

		TOTAL DEBT OBLIGATIONS (COST $61,429,072)	61,913,834

		SHORT-TERM INVESTMENTS — 58.6%
		Repurchase Agreements — 35.1%
	55,999,543	Nomura Securities International, Inc. Repurchase Agreement, dated 02/29/24, maturing on 03/01/24 with a maturity value of $56,007,787 and an effective yield of 5.30%, collateralized by a U.S. Treasury Note with maturity date 12/31/28 and a market value of $56,982,404.	55,999,543

		Sovereign and Sovereign Agency Issuers — 22.3%
JPY	1,530,000,000	Japan Treasury Discount Bills, Zero Coupon, due 03/18/24	10,206,007
JPY	1,769,000,000	Japan Treasury Discount Bills, Zero Coupon, due 04/08/24	11,801,389
JPY	2,029,000,000	Japan Treasury Discount Bills, Zero Coupon, due 04/15/24	13,536,192

		Total Sovereign and Sovereign Agency Issuers	35,543,588

27	See accompanying notes to the financial statements.

GMO High Yield Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Money Market Funds — 1.2%
1,835,572	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (b)	1,835,572

	TOTAL SHORT-TERM INVESTMENTS (COST $94,636,843)	93,378,703

	TOTAL INVESTMENTS — 97.4% (Cost $156,065,915)	155,292,537
	Other Assets and Liabilities (net) — 2.6%	4,212,339

	TOTAL NET ASSETS — 100.0%	$159,504,876

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation) ($)
04/08/2024	BCLY	JPY	1,769,000,000	USD	12,449,304	584,806
04/15/2024	MSCI	JPY	2,029,000,000	USD	14,171,282	548,359
03/18/2024	SSB	JPY	1,530,000,000	USD	10,764,488	536,751

						$1,669,916

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
27	U.S. Treasury Note 10 Yr. (CBT)	June 2024	2,981,813	1,719
15	U.S. Treasury Note 2 Yr. (CBT)	June 2024	3,071,250	1,512
52	U.S. Treasury Note 5 Yr. (CBT)	June 2024	5,559,125	10,549

			$11,612,188	$13,780

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

Written Options

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)
Written Options on Credit Default Swaps – Puts
CDX.NA.HYS.41	CITI	104.50%	04/17/24	USD	(19,116,000)	Fixed Spread	Pay	(57,907)
CDX.NA.HYS.41	JPM	105.50%	03/20/24	USD	(12,744,000)	Fixed Spread	Pay	(27,169)

				Total Written Options On Credit Default Swaps — Puts				(85,076)

						TOTAL WRITTEN OPTIONS
						(Premiums $212,968)		$(85,076)

See accompanying notes to the financial statements.	28

GMO High Yield Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Sell Protection^:
CDX.NA.HYS.41.V2	USD	10,636,560	5.00%	3.39%	10,636,560 USD	12/20/2028	Quarterly	$651,012	$672,901	$21,889

^

Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)

As of February 29, 2024, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
SOFR	Total Return on iBoxx USD Liquid High Yield Index	BCLY	USD	14,079,000	03/20/2024	Quarterly	12	791,958	791,946
SOFR	Total Return on iBoxx USD Liquid High Yield Index	MSCI	USD	6,000,000	03/20/2024	Quarterly	(25)	193,095	193,120
SOFR	Total Return on iBoxx USD Liquid High Yield Index	JPM	USD	29,170,000	03/20/2024	Quarterly	(123)	868,464	868,587
SOFR	Total Return on iBoxx USD Liquid High Yield Index	BCLY	USD	6,331,000	03/20/2024	Quarterly	(27)	180,088	180,115
SOFR	Total Return on iBoxx USD Liquid High Yield Index	MSCI	USD	43,317,000	06/20/2024	Quarterly	(183)	1,291,799	1,291,982
SOFR	Total Return on iBoxx USD Liquid High Yield Index	MSCI	USD	9,157,000	06/20/2024	Quarterly	(24)	112,489	112,513

							$(370)	$3,437,893	$3,438,263

29	See accompanying notes to the financial statements.

GMO High Yield Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 61.

See accompanying notes to the financial statements.	30

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Rates & FX team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Multi-Sector Fixed Income Fund returned +3.81% (net) for the fiscal year ended February 29, 2024, as compared with +3.33% for the Bloomberg U.S. Aggregate Index.

The Fund’s investment exposure was implemented through global interest rate and currency derivatives, as well as indirect (through other GMO Funds, including GMO Opportunistic Income Fund and GMO Emerging Country Debt Fund) and direct fixed income investments.

The Fund’s overweight positioning to off-benchmark securitized products and emerging debt produced positive relative performance, and security selection within investment grade corporate bonds was strong. Active interest rate strategies were helpful, though currency positioning pulled on returns.

Developed markets interest rate performance benefited from active duration positions in Switzerland and New Zealand, while positioning in Sweden drew down. Curve slope (2-year vs. 10-year) added value, aided by small wins in each of the investible markets except Australia and Sweden.

Currency positioning hurt the portfolio overall, but losses were isolated to G10 markets while emerging currencies were slightly additive. Market selection underperformed, with Japanese yen and Swiss franc positioning struggling. In emerging markets, LatAm outperformed in cross section, where Mexican peso was most effective.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

31

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Multi-Sector Fixed Income Fund Class III Shares and the

Bloomberg U.S. Aggregate Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Class III	3.81%	0.21%	1.48%
Class IV	3.91%	0.26%	1.53%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For Class III and IV the gross expense ratio of 0.74% and 0.69%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.42% and 0.37% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

32

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	67.5%
Short-Term Investments	36.7
Common Stocks	15.1
Forward Currency Contracts	1.0
Futures Contracts	0.1
Loan Assignments	0.1
Rights/Warrants	0.1
Investment Funds	0.0	^
Loan Participations	0.0	^
Purchased Options	0.0	^
Written Options/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Swap Contracts	(0.5)
Securities Sold Short	(0.7)
Other	(19.4)

	100.0%

Country/Region Summary¤	% of Investments
United States	97.2%
Australia	5.2
United Kingdom	1.1
Canada	1.0
Other Developed	0.3 ‡
Euro Region	(1.3)§
Sweden	(3.5)

100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using a reference security and applying the same methodology to that security. The table is normalized to 100%, therefore the absolute exposure presented for each country may not be representative of the true exposure of the Fund.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.
^	Rounds to 0.0%.

33

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 47.9%
	Germany — 0.2%
	Corporate Debt — 0.2%
150,000	Deutsche Bank AG, Variable Rate, 6.72%, due 01/18/29	154,108

	Japan — 1.2%
	Corporate Debt — 1.2%
250,000	Mitsubishi UFJ Financial Group, Inc., 3.85%, due 03/01/26	243,761
200,000	Mitsubishi UFJ Financial Group, Inc., Variable Rate, 5.48%, due 02/22/31	201,492
250,000	Mizuho Financial Group, Inc., Variable Rate, 4.25%, due 09/11/29	239,508
200,000	Mizuho Financial Group, Inc., Variable Rate, 5.75%, due 05/27/34	204,212

	Total Japan	888,973

	Mexico — 0.2%
	Corporate Debt — 0.2%
150,000	Southern Copper Corp., 5.88%, due 04/23/45	149,250

	United Kingdom — 0.8%
	Corporate Debt — 0.8%
200,000	HSBC Holdings PLC, Variable Rate, 4.58%, due 06/19/29	192,411
500,000	HSBC Holdings PLC, Variable Rate, 3.97%, due 05/22/30	463,613

	Total United Kingdom	656,024

	United States — 45.5%
	Corporate Debt — 19.8%
150,000	Allstate Corp., 5.25%, due 03/30/33	149,430
200,000	Allstate Corp., 4.20%, due 12/15/46	163,322
150,000	Ally Financial, Inc., Variable Rate, 6.85%, due 01/03/30	153,304
200,000	Amazon.com, Inc., 1.00%, due 05/12/26	184,095
200,000	Amazon.com, Inc., 3.30%, due 04/13/27	191,742
150,000	Amgen, Inc., 5.60%, due 03/02/43	150,164
150,000	Amgen, Inc., 5.75%, due 03/02/63	150,014
250,000	Athene Holding Ltd., 4.13%, due 01/12/28	239,471
200,000	Athene Holding Ltd., 6.15%, due 04/03/30	205,782
150,000	Bank of New York Mellon Corp., Variable Rate, 3.44%, due 02/07/28	143,397
150,000	Bank of New York Mellon Corp., Variable Rate, 6.47%, due 10/25/34	162,713
150,000	Berry Global, Inc., 144A, 5.50%, due 04/15/28	149,039
200,000	Block Financial LLC, 3.88%, due 08/15/30	180,319
150,000	Booking Holdings, Inc., 3.60%, due 06/01/26	145,369
200,000	Booking Holdings, Inc., 4.63%, due 04/13/30	196,483
200,000	Brighthouse Financial, Inc., 4.70%, due 06/22/47	154,958

Par Value†	Description	Value ($)
	United States — continued
	Corporate Debt — continued
150,000	Broadcom, Inc., 144A, 3.42%, due 04/15/33	128,114
300,000	Broadcom, Inc., 144A, 3.19%, due 11/15/36	235,187
150,000	Broadcom, Inc., 144A, 4.93%, due 05/15/37	139,752
300,000	Cardinal Health, Inc., 4.37%, due 06/15/47	246,621
150,000	Carlisle Cos., Inc., 3.75%, due 12/01/27	142,598
150,000	CDW LLC/CDW Finance Corp., 4.25%, due 04/01/28	142,659
150,000	CDW LLC/CDW Finance Corp., 3.25%, due 02/15/29	133,747
250,000	Cencora, Inc., 3.25%, due 03/01/25	244,595
200,000	Cheniere Energy Partners LP, 4.50%, due 10/01/29	187,333
200,000	Cheniere Energy Partners LP, 4.00%, due 03/01/31	178,371
200,000	Cheniere Energy Partners LP, 5.95%, due 06/30/33	201,313
63,000	Cigna Group, 1.25%, due 03/15/26	58,199
150,000	Cigna Group, 4.80%, due 07/15/46	134,047
200,000	Cigna Group, 3.88%, due 10/15/47	153,733
150,000	Columbia Pipeline Group, Inc., 5.80%, due 06/01/45	145,196
150,000	Comerica, Inc., 4.00%, due 02/01/29	134,855
150,000	Corebridge Financial, Inc., 144A, 6.05%, due 09/15/33	153,139
100,000	Dick’s Sporting Goods, Inc., 3.15%, due 01/15/32	83,800
100,000	Dick’s Sporting Goods, Inc., 4.10%, due 01/15/52	70,691
150,000	Eli Lilly & Co., 4.15%, due 03/15/59	126,748
200,000	Enstar Group Ltd., 4.95%, due 06/01/29	194,544
150,000	Fortune Brands Innovations, Inc., 4.00%, due 06/15/25	147,138
100,000	Fortune Brands Innovations, Inc., 3.25%, due 09/15/29	90,471
200,000	Fortune Brands Innovations, Inc., 5.88%, due 06/01/33	203,061
150,000	FS KKR Capital Corp., 3.40%, due 01/15/26	141,814
300,000	FS KKR Capital Corp., 3.13%, due 10/12/28	259,133
250,000	GE Capital International Funding Co. Unlimited Co., 4.42%, due 11/15/35	234,278
150,000	Howmet Aerospace, Inc., 3.00%, due 01/15/29	134,531
150,000	Intel Corp., 4.10%, due 05/19/46	124,476
150,000	Intel Corp., 5.90%, due 02/10/63	156,258
150,000	Jacobs Engineering Group, Inc., 6.35%, due 08/18/28	154,819
150,000	JPMorgan Chase & Co., Variable Rate, 4.91%, due 07/25/33	145,510
150,000	KeyCorp, 2.25%, due 04/06/27	133,984
150,000	KeyCorp, 4.10%, due 04/30/28	140,478
150,000	KeyCorp, Variable Rate, 4.79%, due 06/01/33	135,687

See accompanying notes to the financial statements.	34

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	United States — continued
	Corporate Debt — continued
300,000	Kyndryl Holdings, Inc., 3.15%, due 10/15/31	247,403
150,000	Lennox International, Inc., 5.50%, due 09/15/28	151,376
200,000	Marriott International, Inc., 2.75%, due 10/15/33	161,068
150,000	Meta Platforms, Inc., 3.85%, due 08/15/32	138,943
250,000	Meta Platforms, Inc., 4.65%, due 08/15/62	221,510
100,000	Micron Technology, Inc., 5.88%, due 09/15/33	101,957
150,000	MPLX LP, 5.20%, due 03/01/47	134,598
250,000	MPLX LP, 5.50%, due 02/15/49	234,127
100,000	Mylan, Inc., 5.20%, due 04/15/48	82,205
200,000	NVIDIA Corp., 3.50%, due 04/01/50	156,832
250,000	Omega Healthcare Investors, Inc., REIT, 5.25%, due 01/15/26	247,767
200,000	Omega Healthcare Investors, Inc., REIT, 3.38%, due 02/01/31	168,385
150,000	Omega Healthcare Investors, Inc., REIT, 3.25%, due 04/15/33	119,397
150,000	ONEOK, Inc., 6.63%, due 09/01/53	161,194
150,000	Pacific Gas & Electric Co., 3.75%, due 07/01/28	139,639
150,000	Pacific Gas & Electric Co., 4.75%, due 02/15/44	125,234
150,000	PacifiCorp, 5.35%, due 12/01/53	138,550
150,000	PacifiCorp, 5.80%, due 01/15/55	144,853
150,000	Piedmont Operating Partnership LP, 9.25%, due 07/20/28	158,473
150,000	Pilgrim’s Pride Corp., 6.25%, due 07/01/33	151,606
200,000	Pilgrim’s Pride Corp., 6.88%, due 05/15/34	210,625
150,000	Plains All American Pipeline LP/PAA Finance Corp., 4.70%, due 06/15/44	124,252
150,000	Plains All American Pipeline LP/PAA Finance Corp., 4.90%, due 02/15/45	126,323
150,000	PNC Financial Services Group, Inc., Variable Rate, 6.88%, due 10/20/34	162,493
150,000	Progressive Corp., 4.13%, due 04/15/47	125,933
150,000	Sabra Health Care LP, REIT, 5.13%, due 08/15/26	147,281
250,000	Sabra Health Care LP, REIT, 3.20%, due 12/01/31	202,697
100,000	Simon Property Group LP, REIT, 6.25%, due 01/15/34	105,375
150,000	Simon Property Group LP, REIT, 5.85%, due 03/08/53	151,857
100,000	TC PipeLines LP, 3.90%, due 05/25/27	95,388
350,000	Union Pacific Corp., 3.80%, due 04/06/71	256,475
150,000	Utah Acquisition Sub, Inc., 5.25%, due 06/15/46	122,559
200,000	Verisk Analytics, Inc., 4.00%, due 06/15/25	196,460
150,000	Verisk Analytics, Inc., 4.13%, due 03/15/29	144,001
150,000	Verisk Analytics, Inc., 5.75%, due 04/01/33	154,888
100,000	VMware LLC, 1.40%, due 08/15/26	90,903
150,000	VMware LLC, 4.65%, due 05/15/27	146,826
150,000	VMware LLC, 3.90%, due 08/21/27	142,986

Par Value† / Shares	Description	Value ($)
	United States — continued
	Corporate Debt — continued
300,000	Vontier Corp., 2.95%, due 04/01/31	246,821
150,000	Vulcan Materials Co., 3.50%, due 06/01/30	136,621
100,000	Walt Disney Co., 6.40%, due 12/15/35	110,281
150,000	Walt Disney Co., 4.75%, due 09/15/44	137,844
100,000	Willis North America, Inc., 4.50%, due 09/15/28	96,526
100,000	WRKCo, Inc., 4.65%, due 03/15/26	98,703
150,000	WRKCo, Inc., 4.00%, due 03/15/28	143,186

		15,018,903

	U.S. Government — 5.7%
3,880,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield - 0.08%, 5.25%, due 04/30/24 (a)	3,879,224
450,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.04%, 5.36%, due 07/31/24 (a)	449,979

		4,329,203

	U.S. Government Agency — 20.0%
2,000,000	Government National Mortgage Association, TBA, 3.00%, due 03/20/54	1,753,246
200,000	Uniform Mortgage-Backed Security, TBA, 2.00%, due 03/01/54	157,133
2,300,000	Uniform Mortgage-Backed Security, TBA, 2.50%, due 03/01/39	2,085,039
5,700,000	Uniform Mortgage-Backed Security, TBA, 3.00%, due 03/01/54	4,874,737
700,000	Uniform Mortgage-Backed Security, TBA, 2.50%, due 03/01/54	575,057
2,900,000	Uniform Mortgage-Backed Security, TBA, 6.00%, due 03/01/54	2,912,095
2,900,000	Uniform Mortgage-Backed Security, TBA, 5.50%, due 03/01/54	2,868,601

		15,225,908

	Total United States	34,574,014

	TOTAL DEBT OBLIGATIONS (COST $36,694,142)	36,422,369

	MUTUAL FUNDS — 23.9%
	United States — 23.9%
	Affiliated Issuers — 23.9%
196,141	GMO Emerging Country Debt Fund, Class VI	3,697,253
602,517	GMO Opportunistic Income Fund, Class VI	14,460,403

	TOTAL MUTUAL FUNDS (COST $21,061,149)	18,157,656

35	See accompanying notes to the financial statements.

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares / Par Value†	Description	Value ($)
	COMMON STOCKS — 15.1%
	United States — 15.1%
65,000	Amazon.com, Inc.*	11,489,400

	TOTAL COMMON STOCKS (COST $10,097,100)	11,489,400

	SHORT-TERM INVESTMENTS — 31.8%
	Repurchase Agreements — 18.4%
13,999,885	Nomura Securities International, Inc. Repurchase Agreement, dated, 02/29/24 maturing on 03/01/24 with a maturity value of $14,001,947 and an effective yield of 5.30%, collateralized by a U.S. Treasury Note with maturity date12/31/28 and a market value of $14,245,601.	13,999,885

Shares / Par Value† /		Description	Value ($)
		Money Market Funds — 0.6%
	496,067	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (b)	496,067

		Sovereign and Sovereign Agency Issuers — 12.8%
JPY	1,455,000,000	Japan Treasury Discount Bill, Zero Coupon, due 03/25/24	9,706,050

		TOTAL SHORT-TERM INVESTMENTS (COST $24,726,397)	24,202,002

		TOTAL INVESTMENTS — 118.7% (Cost $92,578,788)	90,271,427
		Other Assets and Liabilities (net) — (18.7%)	(14,252,316)

		TOTAL NET ASSETS — 100.0%	$76,019,111

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)	Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)
05/08/2024	CITI	AUD	250,000	USD	164,846	2,022	04/26/2024	JPM	USD	280	CLP	271,500	1
05/08/2024	GS	AUD	500,000	USD	326,741	1,093	04/26/2024	GS	USD	60,410	COP	240,000,000	213
05/08/2024	SSB	AUD	460,000	USD	302,592	2,996	04/26/2024	MSCI	USD	221,359	COP	880,000,000	925
04/30/2024	BBH	CAD	330,000	USD	245,097	1,724	04/30/2024	SSB	USD	63,376	IDR	1,000,000,000	186
04/30/2024	CITI	CAD	160,000	USD	118,499	500	05/09/2024	CITI	USD	28,017	ILS	100,000	38
04/30/2024	DB	CAD	420,000	USD	310,855	1,106	05/09/2024	DB	USD	124,686	ILS	450,000	1,563
04/30/2024	SSB	CAD	610,000	USD	453,052	3,179	05/09/2024	GS	USD	68,147	ILS	250,000	1,991
04/12/2024	SSB	CHF	4,363,976	USD	5,167,894	212,425	05/09/2024	SSB	USD	109,104	ILS	400,000	3,117
04/16/2024	CITI	CZK	2,400,000	USD	104,611	2,286	05/08/2024	CITI	USD	160,972	INR	13,420,556	516
04/16/2024	MSCI	CZK	6,042,868	USD	266,821	9,181	05/28/2024	SSB	USD	37,557	KRW	50,000,000	56
04/30/2024	DB	EUR	1,610,000	USD	1,746,312	2,179	04/18/2024	MSCI	USD	598,979	MXN	10,419,101	7,967
04/18/2024	SSB	GBP	880,000	USD	1,119,183	8,064	05/20/2024	MSCI	USD	37,065	PLN	150,000	466
05/14/2024	DB	HUF	10,000,000	USD	27,471	79	04/25/2024	CITI	USD	119,423	RON	550,000	81
05/14/2024	MSCI	HUF	50,230,100	USD	138,941	1,350	04/10/2024	BBH	USD	202,622	SEK	2,100,000	268
04/30/2024	MSCI	IDR	1,105,959,000	USD	70,356	60	04/10/2024	CITI	USD	152,905	SEK	1,600,000	1,677
03/25/2024	DB	JPY	1,455,000,000	USD	10,430,194	693,058	04/10/2024	DB	USD	258,603	SEK	2,700,000	2,255
04/16/2024	CITI	NOK	16,800,000	USD	1,610,764	27,376	04/10/2024	MSCI	USD	221,656	SEK	2,300,000	557
05/31/2024	MSCI	NZD	250,000	USD	154,082	1,869	03/28/2024	MSCI	ZAR	1,400,000	USD	72,933	87
03/27/2024	BCLY	PEN	120,000	USD	31,784	66	05/08/2024	SSB	AUD	300,000	USD	194,502	(887)
04/30/2024	MSCI	PHP	1,500,000	USD	26,705	9	04/02/2024	GS	BRL	100,000	USD	20,015	(40)
04/25/2024	BCLY	RON	150,000	USD	32,726	134	04/26/2024	MSCI	COP	946,342,000	USD	235,993	(3,049)
04/25/2024	GS	RON	1,231,041	USD	269,091	1,610	04/16/2024	CITI	CZK	400,000	USD	16,875	(179)
04/10/2024	DB	SEK	2,200,000	USD	212,808	257	04/30/2024	MSCI	EUR	200,000	USD	215,554	(1,108)
04/10/2024	MSCI	SEK	10,597,350	USD	1,039,051	15,197	04/18/2024	SSB	GBP	200,000	USD	252,022	(505)
04/24/2024	SSB	SGD	40,000	USD	29,803	9	05/09/2024	CITI	ILS	586,203	USD	161,574	(2,887)
04/25/2024	JPM	TWD	6,045,600	USD	194,982	3,445	04/18/2024	SSB	MXN	5,000,000	USD	287,719	(3,547)
04/25/2024	SSB	TWD	2,400,000	USD	77,487	1,450	03/27/2024	MSCI	PEN	160,000	USD	42,109	(182)
05/08/2024	SSB	USD	983,328	AUD	1,510,000	129	05/20/2024	SSB	PLN	150,000	USD	37,529	(2)
04/02/2024	GS	USD	20,055	BRL	100,000	1	04/25/2024	CITI	RON	200,000	USD	43,053	(403)

See accompanying notes to the financial statements.	36

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Forward Currency Contracts — continued

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)	Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)
05/20/2024	CITI	THB	10,222,300	USD	284,164	(2,652)	04/16/2024	CITI	USD	57,006	NOK	600,000	(456)
04/02/2024	BCLY	USD	214,458	BRL	1,063,667	(1,130)	04/16/2024	JPM	USD	3,321,422	NOK	34,085,429	(108,894)
04/30/2024	GS	USD	395,656	CAD	530,000	(4,784)	04/10/2024	CITI	USD	489,344	SEK	5,000,000	(6,274)
04/30/2024	SSB	USD	258,410	CAD	347,182	(2,365)	04/24/2024	SSB	USD	14,424	SGD	19,314	(38)
04/12/2024	SSB	USD	2,523,273	CHF	2,160,000	(70,508)	04/25/2024	CITI	USD	87,422	TWD	2,700,000	(1,881)
04/16/2024	CITI	USD	148,029	CZK	3,400,000	(3,069)	03/28/2024	CITI	ZAR	600,000	USD	31,014	(206)

04/18/2024	BCLY	USD	1,544,270	GBP	1,220,000	(3,854)							$792,520

03/21/2024	MSCI	USD	2,356,893	JPY	351,902,084	(3,385)
05/28/2024	CITI	USD	4,360	KRW	5,778,325	(13)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
45	U.S. Long Bond (CBT)	June 2024	5,366,250	38,948
42	U.S. Treasury Note 10 Yr. (CBT)	June 2024	4,638,375	2,675
30	U.S. Treasury Note 2 Yr. (CBT)	June 2024	6,142,500	3,024
74	U.S. Treasury Note 5 Yr. (CBT)	June 2024	7,911,062	15,012
18	U.S. Treasury Ultra 10 Yr. (CBT)	June 2024	2,055,094	1,759
27	U.S. Ultra Bond (CBT)	June 2024	3,452,625	29,020

			$29,565,906	$90,438

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

Swap Contracts

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
4.20%	3 Month AUD BBSW	AUD	12,100,000	03/20/2026	Quarterly	(12,168)	(29,336)	(17,168)
3.95%	3 Month AUD BBSW	AUD	1,000,000	03/20/2026	Quarterly	(49)	625	674
4.09%	3 Month AUD BBSW	AUD	2,000,000	03/20/2026	Quarterly	—	(2,129)	(2,129)
3 Month AUD BBSW	3.95%	AUD	6,500,000	03/20/2026	Quarterly	—	(4,516)	(4,516)
3 Month AUD BBSW	4.07%	AUD	3,500,000	03/20/2026	Quarterly	—	2,988	2,988
CAD-CORRA-OIS-COMPOUND	4.01%	CAD	6,000,000	03/20/2026	Annually	—	(15,403)	(15,403)
CAD-CORRA-OIS-COMPOUND	4.19%	CAD	5,500,000	03/20/2026	Annually	13,521	(527)	(14,048)
3.99%	CAD-CORRA-OIS-COMPOUND	CAD	6,500,000	03/20/2026	Annually	—	18,768	18,768
CHF-SARON-OIS-COMPOUND	1.08%	CHF	11,080,000	03/20/2026	Annually	(3,404)	(6,748)	(3,344)
CHF-SARON-OIS-COMPOUND	1.10%	CHF	2,500,000	03/20/2026	Annually	58	(431)	(489)
CHF-SARON-OIS-COMPOUND	1.21%	CHF	4,500,000	03/20/2026	Annually	—	11,230	11,230
1.03%	CHF-SARON-OIS-COMPOUND	CHF	8,000,000	03/20/2026	Annually	3,560	13,085	9,525
EUR-EuroSTR-COMPOUND	2.43%	EUR	2,027,000	03/20/2026	Annually	26	(23,080)	(23,106)
EUR-EuroSTR-COMPOUND	2.52%	EUR	2,000,000	03/20/2026	Annually	—	(19,191)	(19,191)
EUR-EuroSTR-COMPOUND	2.64%	EUR	1,000,000	03/20/2026	Annually	—	(6,955)	(6,955)
2.83%	EUR-EuroSTR-COMPOUND	EUR	12,190,000	03/20/2026	Annually	(51,052)	38,050	89,102

37	See accompanying notes to the financial statements.

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
GBP-SONIA-COMPOUND	4.12%	GBP	2,000,000	03/20/2026	Annually	—	(20,783)	(20,783)
GBP-SONIA-COMPOUND	4.62%	GBP	6,500,000	03/20/2026	Annually	16,996	9,717	(7,279)
4.08%	GBP-SONIA-COMPOUND	GBP	2,000,000	03/20/2026	Annually	—	22,687	22,687
3.75%	GBP-SONIA-COMPOUND	GBP	2,500,000	03/20/2026	Annually	857	47,525	46,668
4.04%	GBP-SONIA-COMPOUND	GBP	2,500,000	03/20/2026	Annually	1,387	30,299	28,912
5.19%	3 Month NZD Bank Bill Rate	NZD	4,500,000	03/20/2026	Quarterly	(9,905)	(12,639)	(2,734)
4.64%	3 Month NZD Bank Bill Rate	NZD	5,500,000	03/20/2026	Quarterly	—	19,617	19,617
3 Month NZD Bank Bill Rate	5.09%	NZD	7,000,000	03/20/2026	Quarterly	—	11,073	11,073
3 Month SEK STIBOR	2.92%	SEK	32,060,000	03/20/2026	Quarterly	(985)	(22,836)	(21,851)
4.33%	USD-SOFR-COMPOUND	USD	1,500,000	06/20/2026	Annually	—	(1,230)	(1,230)
6 Month AUD BBSW	4.37%	AUD	12,750,000	03/20/2034	Semi-annual	(26,855)	(2,631)	24,224
6 Month AUD BBSW	4.41%	AUD	400,000	03/20/2034	Semi-annual	184	915	731
6 Month AUD BBSW	4.48%	AUD	1,300,000	03/20/2034	Semi-annual	—	7,747	7,747
6 Month AUD BBSW	4.51%	AUD	400,000	03/20/2034	Semi-annual	—	2,994	2,994
6 Month AUD BBSW	4.60%	AUD	2,700,000	03/20/2034	Semi-annual	5,655	32,552	26,897
4.56%	6 Month AUD BBSW	AUD	800,000	03/20/2034	Semi-annual	—	(7,819)	(7,819)
4.42%	6 Month AUD BBSW	AUD	7,700,000	03/20/2034	Semi-annual	—	(18,138)	(18,138)
4.42%	6 Month AUD BBSW	AUD	1,500,000	03/20/2034	Semi-annual	—	(4,125)	(4,125)
CAD-CORRA-OIS-COMPOUND	3.43%	CAD	1,400,000	03/20/2034	Annually	—	(5,923)	(5,923)
CAD-CORRA-OIS-COMPOUND	3.46%	CAD	700,000	03/20/2034	Annually	—	(1,781)	(1,781)
CAD-CORRA-OIS-COMPOUND	3.49%	CAD	500,000	03/20/2034	Annually	—	(413)	(413)
CAD-CORRA-OIS-COMPOUND	3.49%	CAD	1,500,000	03/20/2034	Annually	—	(687)	(687)
CAD-CORRA-OIS-COMPOUND	3.61%	CAD	300,000	03/20/2034	Annually	—	1,951	1,951
3.15%	CAD-CORRA-OIS-COMPOUND	CAD	1,400,000	03/20/2034	Annually	—	30,312	30,312
3.41%	CAD-CORRA-OIS-COMPOUND	CAD	1,300,000	03/20/2034	Annually	—	7,493	7,493
3.45%	CAD-CORRA-OIS-COMPOUND	CAD	1,400,000	03/20/2034	Annually	(4,358)	4,291	8,649
3.45%	CAD-CORRA-OIS-COMPOUND	CAD	400,000	03/20/2034	Annually	—	1,238	1,238
CHF-SARON-OIS-COMPOUND	1.26%	CHF	1,700,000	03/20/2034	Annually	2,564	9,810	7,246
1.21%	CHF-SARON-OIS-COMPOUND	CHF	500,000	03/20/2034	Annually	(1,621)	(410)	1,211
1.19%	CHF-SARON-OIS-COMPOUND	CHF	2,540,000	03/20/2034	Annually	(5,938)	5,020	10,958
1.35%	CHF-SARON-OIS-COMPOUND	CHF	700,000	03/20/2034	Annually	—	(11,119)	(11,119)
EUR-EuroSTR-COMPOUND	2.19%	EUR	1,000,000	03/20/2034	Annually	—	(34,877)	(34,877)
EUR-EuroSTR-COMPOUND	2.21%	EUR	400,000	03/20/2034	Annually	—	(13,304)	(13,304)
EUR-EuroSTR-COMPOUND	2.42%	EUR	900,000	03/20/2034	Annually	—	(11,440)	(11,440)
EUR-EuroSTR-COMPOUND	2.50%	EUR	200,000	03/20/2034	Annually	—	(1,068)	(1,068)
EUR-EuroSTR-COMPOUND	2.54%	EUR	2,800,000	03/20/2034	Annually	7,809	(3,894)	(11,703)
EUR-EuroSTR-COMPOUND	2.61%	EUR	400,000	03/20/2034	Annually	—	2,088	2,088
2.27%	EUR-EuroSTR-COMPOUND	EUR	509,000	03/20/2034	Annually	(835)	13,695	14,530
2.52%	EUR-EuroSTR-COMPOUND	EUR	1,050,000	03/20/2034	Annually	(1,339)	3,029	4,368
2.45%	EUR-EuroSTR-COMPOUND	EUR	300,000	03/20/2034	Annually	—	2,900	2,900
2.42%	EUR-EuroSTR-COMPOUND	EUR	500,000	03/20/2034	Annually	—	6,284	6,284
2.42%	EUR-EuroSTR-COMPOUND	EUR	500,000	03/20/2034	Annually	—	6,641	6,641
2.41%	EUR-EuroSTR-COMPOUND	EUR	500,000	03/20/2034	Annually	—	6,855	6,855
2.52%	EUR-EuroSTR-COMPOUND	EUR	300,000	03/20/2034	Annually	—	1,031	1,031
2.54%	EUR-EuroSTR-COMPOUND	EUR	500,000	03/20/2034	Annually	—	909	909
2.55%	EUR-EuroSTR-COMPOUND	EUR	400,000	03/20/2034	Annually	—	100	100
2.55%	EUR-EuroSTR-COMPOUND	EUR	400,000	03/20/2034	Annually	—	157	157
GBP-SONIA-COMPOUND	3.15%	GBP	600,000	03/20/2034	Annually	(617)	(41,816)	(41,199)
GBP-SONIA-COMPOUND	3.41%	GBP	500,000	03/20/2034	Annually	—	(21,427)	(21,427)
GBP-SONIA-COMPOUND	3.51%	GBP	500,000	03/20/2034	Annually	(1,939)	(16,358)	(14,419)
GBP-SONIA-COMPOUND	3.51%	GBP	800,000	03/20/2034	Annually	—	(26,090)	(26,090)

See accompanying notes to the financial statements.	38

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
GBP-SONIA-COMPOUND	3.54%	GBP	600,000	03/20/2034	Annually	(604)	(17,940)	(17,336)
GBP-SONIA-COMPOUND	3.70%	GBP	400,000	03/20/2034	Annually	—	(5,262)	(5,262)
GBP-SONIA-COMPOUND	3.84%	GBP	300,000	03/20/2034	Annually	—	262	262
GBP-SONIA-COMPOUND	3.85%	GBP	1,010,000	03/20/2034	Annually	269	2,093	1,824
3.89%	GBP-SONIA-COMPOUND	GBP	1,500,000	03/20/2034	Annually	(5,616)	(8,914)	(3,298)
3.24%	GBP-SONIA-COMPOUND	GBP	300,000	03/20/2034	Annually	—	18,202	18,202
3.36%	GBP-SONIA-COMPOUND	GBP	500,000	03/20/2034	Annually	—	24,217	24,217
3.65%	GBP-SONIA-COMPOUND	GBP	400,000	03/20/2034	Annually	—	7,310	7,310
3.63%	GBP-SONIA-COMPOUND	GBP	1,000,000	03/20/2034	Annually	—	21,092	21,092
3.74%	GBP-SONIA-COMPOUND	GBP	300,000	03/20/2034	Annually	—	2,749	2,749
3.90%	GBP-SONIA-COMPOUND	GBP	400,000	03/20/2034	Annually	—	(2,766)	(2,766)
4.30%	3 Month NZD Bank Bill Rate	NZD	2,000,000	03/20/2034	Quarterly	—	23,408	23,408
4.69%	3 Month NZD Bank Bill Rate	NZD	1,700,000	03/20/2034	Quarterly	—	(13,001)	(13,001)
3 Month NZD Bank Bill Rate	4.48%	NZD	1,300,000	03/20/2034	Quarterly	—	(3,283)	(3,283)
3 Month NZD Bank Bill Rate	4.75%	NZD	1,100,000	03/20/2034	Quarterly	2,788	11,491	8,703
3 Month NZD Bank Bill Rate	4.77%	NZD	2,200,000	03/20/2034	Quarterly	7,783	25,214	17,431
3 Month SEK STIBOR	2.20%	SEK	13,000,000	03/20/2034	Quarterly	—	(63,778)	(63,778)
3 Month SEK STIBOR	2.24%	SEK	9,000,000	03/20/2034	Quarterly	—	(41,272)	(41,272)
3 Month SEK STIBOR	2.47%	SEK	4,000,000	03/20/2034	Quarterly	—	(10,490)	(10,490)
3 Month SEK STIBOR	2.60%	SEK	31,000,000	03/20/2034	Quarterly	(480)	(48,544)	(48,064)
3 Month SEK STIBOR	2.63%	SEK	3,000,000	03/20/2034	Quarterly	—	(3,887)	(3,887)
3 Month SEK STIBOR	2.76%	SEK	3,000,000	03/20/2034	Quarterly	—	(705)	(705)
3 Month SEK STIBOR	2.84%	SEK	3,000,000	03/20/2034	Quarterly	1	1,193	1,192
2.47%	3 Month SEK STIBOR	SEK	7,150,000	03/20/2034	Quarterly	563	19,096	18,533
2.49%	3 Month SEK STIBOR	SEK	73,210,000	03/20/2034	Quarterly	(8,062)	181,637	189,699
2.28%	3 Month SEK STIBOR	SEK	11,000,000	03/20/2034	Quarterly	—	46,142	46,142
2.63%	3 Month SEK STIBOR	SEK	10,000,000	03/20/2034	Quarterly	—	13,372	13,372
USD-SOFR-COMPOUND	3.88%	USD	300,000	06/20/2034	Annually	—	1,452	1,452

						$(71,806)	$163,640	$235,446

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Amazon.com, Inc.	1 Month Federal Funds Rate plus 0.35%	GS	USD 10,860,200	03/21/2024	At Maturity	$—	$(629,200)	$(629,200)

39	See accompanying notes to the financial statements.

GMO Multi-Sector Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
*	Non-income producing security.
(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 61.

See accompanying notes to the financial statements.	40

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Structured Products team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the Bloomberg U.S. Securitized + Index* is included for comparative purposes.

Class VI shares of GMO Opportunistic Income Fund returned +6.56% (net) for the fiscal year ended February 29, 2024, as compared with +2.46% for the Bloomberg U.S. Securitized + Index.

Absolute performance was driven by gains from the portfolio’s Commercial Mortgage-Backed Securities (CMBS), Collateralized Loan Obligations (CLO), and Student Loan sectors contributing positively. The portfolio’s Residential Mortgage-Backed Securities (RMBS) also posted gains during the fiscal year, while losses from Duration Management positions contributed negatively.

*

The Bloomberg U.S. Securitized + Index is an internally maintained benchmark computed by GMO, comprised of the J.P. Morgan U.S. 3-Month Cash Index through 12/30/2016 and the Bloomberg U.S. Securitized: MBS, ABS, CMBS Index (formerly Bloomberg Barclays U.S. Securitized: MBS, ABS, CMBS Index) thereafter.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

41

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Opportunistic Income Fund Class VI Shares, the Bloomberg U.S. Securitized + Index**

and the Bloomberg U.S. Securitized Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year***	Since Inception
Class III*	6.44%	n/a	n/a	7/21/21 5.78%
Class VI	6.56%	3.04%	3.62%	n/a
Class R6	6.43%	n/a	n/a	5/19/21 2.24%
Class I	6.33%	n/a	n/a	11/5/19 2.51%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

*

For the period December 28, 2021 to February 1, 2022, no Class III shares were outstanding. Performance for that period is that of Class I shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class III expenses had been applied throughout.

**

The Bloomberg U.S. Securitized + Index is a composite benchmark computed by GMO and comprised of the J.P. Morgan U.S. 3 Month Cash Index through December 30, 2016 and the Bloomberg U.S. Securitized Index thereafter.

42

GMO Opportunistic Income Fund

(A Series of GMO Trust)

***	Beginning December 21, 2015 the pricing source for certain fixed income assets of the Fund changed, which may have had a material impact on the Fund’s performance for the period shown.

For J.P. Morgan disclaimers please visit https://www.gmo.com/north-america/benchmark-disclaimers/

For Class III, VI, R6 and I the gross expense ratio of 0.62%, 0.52%, 0.61% and 0.71%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.57%, 0.48%, 0.57%, and 0.67% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

43

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	79.1%
Short-Term Investments	24.7
Mutual Funds	0.8
Swap Contracts	0.5
Futures Contracts	0.0^
Purchased Options	0.0^
Written Options	(0.0)^
Securities Sold Short	(3.9)
Other	(1.2)

100.0%

Industry Sector Summary	% of Debt Obligations
Commercial Mortgage-Backed Securities	26.3%
Collateralized Loan Obligations	14.1
Student Loans - Private	13.7
Residential Mortgage-Backed Securities - Other	10.2
U.S. Government Agency	7.6
U.S. Government	5.5
Small Balance Commercial Mortgages	5.0
Student Loans - Federal Family Education Loan Program	4.6
Auto Retail Subprime	3.6
Residential Mortgage-Backed Securities - Alt-A	3.3
Residential Mortgage-Backed Securities - Prime	2.7
Residential Mortgage-Backed Securities - Subprime	1.8
Residential Mortgage-Backed Securities - Performing Loans	1.1
Residential Mortgage-Backed Securities - Agency	0.4
CMBS CDO	0.1

100.0%

&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

^	Rounds to 0.0%.

44

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 79.1%
	Asset-Backed Securities — 68.8%
	Auto Retail Subprime — 2.8%
5,000,000	Bank of America Auto Trust, Series 23-1A, Class A3, 144A, 5.53%, due 02/15/28	5,031,721
5,000,000	Bank of America Auto Trust, Series 2023-2A, Class A3, 144A, 5.74%, due 06/15/28	5,058,329
7,500,000	GM Financial Consumer Automobile Receivables Trust, Series 21-3, Class A4, 0.73%, due 08/16/27	7,047,556
6,000,000	GM Financial Consumer Automobile Receivables Trust, Series 2024-1, Class A3, 4.85%, due 12/18/28	5,979,291
14,800,000	Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3, 5.93%, due 03/15/28	15,022,672
2,500,000	World Omni Auto Receivables Trust, Series 2023-D, Class A3, 5.79%, due 02/15/29	2,539,918

	Total Auto Retail Subprime	40,679,487

	CMBS CDO — 0.1%
8,586,000	ARCap Resecuritization Trust, Series 05-1A, Class B, 144A, 5.55%, due 12/21/42	654,253
192,975	GS Mortgage Securities Corp. Trust, Series 06-CC1, Class A, 144A, Variable Rate, 5.33%, due 03/21/46	140,872

	Total CMBS CDO	795,125

	Collateralized Loan Obligations — 11.2%
4,558,375	Crestline Denali CLO XVI Ltd., Series 18-1A, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.38%, 6.70%, due 01/20/30	4,558,872
33,056	Halcyon Loan Advisors Funding Ltd., Series 14-2A, Class C, 144A, Variable Rate, 3 mo. USD Term SOFR + 3.76%, 9.08%, due 04/28/25	33,059
8,752,876	Hayfin U.S. XII Ltd., Series 18-8A, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.38%, 6.70%, due 04/20/31	8,753,961
11,518,600	Man GLG U.S. CLO, Series 18-1A, Class A1R, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.40%, 6.72%, due 04/22/30	11,513,221
4,000,000	Mountain View CLO Ltd., Series 13-1A, Class BRR , 144A, Variable Rate, 3 mo. USD Term SOFR + 1.93%, 7.26%, due 10/12/30	3,999,868
5,510,167	Northwoods Capital XVII Ltd., Series 18-17A, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.32%, 6.64%, due 04/22/31	5,512,800
10,000,000	Ocean Trails CLO 8, Series 20-8A, Class A1R, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.48%, 6.80%, due 07/15/34	10,005,440

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — continued
9,800,000	OFSI BSL VIII Ltd., Series 17-1A, Class BR, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.76%, 7.08%, due 08/16/29	9,800,010
1,083,456	OZLM VII Ltd., Series 14-7A, Class SUB, 144A, Variable Rate, 0.00, due 07/17/26	65,296
10,708,861	OZLM XVIII Ltd., Series 18-18A, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.28%, 6.60%, due 04/15/31	10,720,074
2,190,000	OZLM XXII Ltd., Series 18-22A, Class A2, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.76%, 7.08%, due 01/17/31	2,191,408
1,130,113	Saranac CLO III Ltd., Series 14-3A, Class ALR, 144A, Variable Rate, U.S. (Fed) Prime Rate + 1.60%, 7.23%, due 06/22/30	1,130,415
3,512,839	Shackleton CLO Ltd., Series 14-5RA, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.36%, 6.68%, due 05/07/31	3,516,819
1,262,000	Signal Peak CLO 2 LLC, Series 15-1A, Class BR2, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.76%, 7.08%, due 04/20/29	1,263,816
8,577,797	Signal Peak CLO 5 Ltd., Series 18-5A, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.37%, 6.70%, due 04/25/31	8,582,429
2,843,444	Sound Point CLO XIX Ltd.,Series 18-1A, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.26%, 6.58%, due 04/15/31	2,842,045
3,595,000	Sound Point CLO XXVIII Ltd., Series 20-3A, Class A1, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.54%, 6.87%, due 01/25/32	3,597,599
1,398,883	Sounds Point CLO IV- R Ltd., Series 13-3RA, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.41%, 6.71%, due 04/18/31	1,398,844
8,034,397	Steele Creek CLO Ltd., Series 16-1A, Class AR, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.38%, 6.77%, due 06/15/31	8,034,421
1,850,677	Telos CLO Ltd., Series 14-5A, Class BR, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.74%, 7.06%, due 04/17/28	1,848,517
4,335,500	Telos CLO Ltd., Series 14-5A, Class CR, 144A, Variable Rate, 3 mo. USD Term SOFR + 2.41%, 7.73%, due 04/17/28	4,306,348
4,941,982	Venture 32 CLO Ltd., Series 18-32A, Class A1, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.36%, 6.66%, due 07/18/31	4,919,027
5,815,889	Venture 34 CLO Ltd., Series 18-34A, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.49%, 6.81%, due 10/15/31	5,823,147
693,960	Venture XVIII CLO Ltd., Series 14-18A, Class AR, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.48%, 6.80%, due 10/15/29	694,321
9,000,000	Venture XXIV CLO Ltd., Series 16-24A, Class BRR, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.76%, 7.08%, due 10/20/28	8,946,189

45	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — continued
3,349,436	Wellfleet CLO Ltd., Series 17-2A, Class A1R, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.32%, 6.64%, due 10/20/29	3,352,464
1,360,000	Whitebox CLO II Ltd., Series 20- 2A, Class A1R, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.48%, 6.80%, due 10/24/34	1,360,095
6,822,567	Whitehorse XII Ltd., Series 18-12A, Class A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.51%, 6.83%, due 10/15/31	6,824,443
7,200,000	Zais CLO 15 Ltd., Series 20- 15A, Class A1R, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.61%, 6.93%, due 07/28/32	7,201,555
10,000,000	Zais CLO 18 Ltd., Series 22-18A, Class A1A, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.52%, 6.84%, due 01/25/35	9,991,790
2,336,869	Zais CLO 7 Ltd., Series 17- 2A, Class A,
	144A, Variable Rate, 3 mo. USD Term
	SOFR + 1.55%, 6.87%, due 04/15/30	2,337,421
4,621,562	Zais CLO 8 Ltd., Series 18- 1A, Class B, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.71%, 7.03%, due 04/15/29	4,613,576

	Total Collateralized Loan Obligations	159,739,290

	Commercial Mortgage-Backed Securities — 20.8%
5,600,000	BAMLL Commercial Mortgage Securities Trust, Series 19-BPR, Class ANM, 144A, 3.11%, due 11/05/32	5,173,846
11,857,600	BBCMS Mortgage Trust, Series 18- TALL, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.92%, 6.24%, due 03/15/37	11,283,712
11,037,000	BBCMS Mortgage Trust, Series 18- CHRS, Class E, 144A, Variable Rate, 4.27%, due 08/05/38	7,784,435
5,548,454	Bear Stearns Mortgage Funding Trust, Series 06-AR1, Class 1A1, Variable Rate, 1 mo. USD Term SOFR + 0.53%, 5.86%, due 07/25/36	4,846,562
4,848,114	Benchmark Mortgage Trust, Series 18-B2, Class A5, Variable Rate, 3.88%, due 02/15/51	4,525,038
7,760,120	Benchmark Mortgage Trust, Series 18-B8, Class A5, 4.23%, due 01/15/52	7,260,464
16,000,000	Benchmark Mortgage Trust, Series 19-B9, Class A5, 4.02%, due 03/15/52	14,874,413
6,240,722	Benchmark Mortgage Trust, Series 19-B11, Class A5, 3.54%, due 05/15/52	5,602,138
3,244,000	Benchmark Mortgage Trust, Series 18-B7, Class A4, Variable Rate, 4.51%, due 05/15/53	3,108,305
8,623,000	Benchmark Mortgage Trust, Series 20-B19, Class A5, 1.85%, due 09/15/53	6,917,389
13,880,000	Benchmark Mortgage Trust, Series 22-B32, Class A5, Variable Rate, 3.00%, due 01/15/55	11,524,656

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
14,500,000	Benchmark Mortgage Trust, Series 22-B34, Class A5, Variable Rate, 3.79%, due 04/15/55	12,722,014
19,000,000	Benchmark Mortgage Trust, Series 19-B15, Class A5, 2.93%, due 12/15/72	16,369,739
6,114,652	BX Commercial Mortgage Trust, Series 21-VINO, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.77%, 6.08%, due 05/01/38	6,053,744
6,303,619	BX Commercial Mortgage Trust, Series 21-ACNT, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.96%, 6.28%, due 11/15/38	6,262,252
8,000,000	BX Commercial Mortgage Trust, Series 20-VIV4, Class A, 144A, 2.84%, due 03/09/44	6,872,353
8,000,000	BX Commercial Mortgage Trust, Series 20-VIVA, Class D, 144A, Variable Rate, 3.55%, due 03/11/44	6,710,245
8,000,000	BX Trust, Series 19- OC11, Class A, 144A, 3.20%, due 12/09/41	7,071,837
4,895,000	BX Trust, Series 19- OC11, Class C, 144A, 3.86%, due 12/09/41	4,297,844
9,000,000	BX Trust, Series 19-OC11, Class E, 144A, Variable Rate, 3.94%, due 12/09/41	7,619,124
4,446,000	Citigroup Commercial Mortgage Trust, Series 14-GC23, Class B, Variable Rate, 4.18%, due 07/10/47	4,327,329
9,352,535	Citigroup Commercial Mortgage Trust, Series 14-GC23, Class C, Variable Rate, 4.42%, due 07/10/47	8,851,482
2,000,000	Citigroup Commercial Mortgage Trust, Series 20-GC46, Class A5, 2.72%, due 02/15/53	1,738,492
3,031,837	COMM Mortgage Trust, Series 15-PC1, Class B, Variable Rate, 4.28%, due 07/10/50	2,852,407
15,270,667	COMM Mortgage Trust, Series 18- COR3, Class A3, 4.23%, due 05/10/51	14,338,779
41,634	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFX, 4.88%, due 04/15/37	41,542
52,048	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFL, Variable Rate, 1 mo. USD Term SOFR + 0.36%, 5.69%, due 04/15/37	52,029
5,563,524	ELP Commercial Mortgage Trust, Series 21-ELP, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.82%, 6.13%, due 11/15/38	5,507,889
2,000,000	Grace Trust, Series 20-GRCE, Class A, 144A, 2.35%, due 12/10/40	1,608,071
5,000,000	GS Mortgage Securities Corp. II, Series 23-SHIP, Class A, 144A, Variable Rate, 4.32%, due 09/10/38	4,840,930
5,500,000	ILPT Commercial Mortgage Trust, Series 22-LPFX, Class A, 144A, 3.38%, due 03/15/32	4,632,148

See accompanying notes to the financial statements.	46

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
3,446,312	MHC Commercial Mortgage Trust, Series 21-MHC, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.92%, 6.23%, due 04/15/38	3,423,695
4,889,023	MHC Trust, Series 21-MHC2, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.96%, 6.28%, due 05/15/38	4,858,467
14,600,000	MKT Mortgage Trust, Series 20-525M, Class A, 144A, 2.69%, due 02/12/40	11,716,992
3,000,000	MKT Mortgage Trust, Series 20-525M, Class E, 144A, Variable Rate, 2.94%, due 02/12/40	1,625,009
15,700,000	SMRT Commercial Mortgage Trust, Series 22-MINI, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 1.00%, 6.32%, due 01/15/39	15,543,000
7,130,000	Taubman Centers Commercial Mortgage Trust, Series 22-DPM, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 2.19%, 7.50%, due 05/15/37	7,147,825
5,268,100	UBS Commercial Mortgage Trust, Series 18-C9, Class A4, Variable Rate, 4.12%, due 03/15/51	4,915,399
7,933,000	UBS Commercial Mortgage Trust, Series 18-C12, Class A5, 4.30%, due 08/15/51	7,583,347
1,665,732	Velocity Commercial Capital Loan Trust, Series 22-1, Class A, 144A, Variable Rate, 3.38%, due 02/25/52	1,450,663
4,550,000	WaMu Commercial Mortgage Securities Trust, Series 06-SL1, Class E, 144A, Variable Rate, 5.01%, due 11/23/43	4,498,855
11,594,960	WaMu Commercial Mortgage Securities Trust, Series 07-SL3, Class J, 144A, Variable Rate, 5.84%, due 03/23/45	10,013,664
7,599,384	Wells Fargo Commercial Mortgage Trust, Series 18-C46, Class A4, 4.15%, due 08/15/51	7,177,101
2,030,000	Wells Fargo Commercial Mortgage Trust, Series 19-C51, Class A4, 3.31%, due 06/15/52	1,822,530
11,105,000	WFRBS Commercial Mortgage Trust, Series 14-C21, Class AS, 3.89%, due 08/15/47	10,660,877

	Total Commercial Mortgage-Backed Securities	298,108,632

	Residential Mortgage-Backed Securities — Agency — 0.3%
5,070,250	Federal National Mortgage Association REMICS, Series 20-5, Class PC, 2.50%, due 01/25/50	4,265,142

	Residential Mortgage-Backed Securities — Other —8.1%
783,623	ACE Securities Corp. Home Equity Loan Trust, Series 06-ASL1, Class A, Variable Rate, 1 mo. USD Term SOFR + 0.39%, 5.72%, due 02/25/36	91,932

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Other — continued
17,663,707	American Home Mortgage Investment Trust, Series 06-2, Class 4A, Variable Rate, 1 mo. USD Term SOFR + 0.47%, 5.80%, due 02/25/36	391,205
6,000,000	AMSR Trust, Series 20-SFR5, Class A, 144A, 1.38%, due 11/17/37	5,606,749
13,743,281	BankAmerica Manufactured Housing Contract Trust, Series 98-1, Class B2, Variable Rate, 8.00%, due 08/10/25	2,585,455
3,735,467	BCMSC Trust, Series 99-A, Class M1, Variable Rate, 6.79%, due 03/15/29	3,475,690
8,834,023	BCMSC Trust, Series 99-B, Class A4, Variable Rate, 7.30%, due 12/15/29	928,306
2,928,137	BCMSC Trust, Series 00-A, Class A4, Variable Rate, 8.29%, due 06/15/30	343,635
111,139	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. USD Term SOFR + 0.43%, 5.76%, due 02/25/37	121,777
2,030,096	Conseco Finance Corp., Series 97-6, Class M1, Variable Rate, 7.21%, due 01/15/29	1,994,472
1,608,054	Conseco Finance Corp., Series 98-6, Class M1, Variable Rate, 6.63%, due 06/01/30	1,531,595
5,636,248	Conseco Finance Securitizations Corp., Series 02-2, Class M2, Variable Rate, 9.16%, due 03/01/33	5,372,832
5,640,421	Conseco Finance Securitizations Corp., Series 01-3, Class M1, Variable Rate, 7.15%, due 05/01/33	5,328,123
5,163,802	Conseco Finance Securitizations Corp., Series 02-1, Class M2, Variable Rate, 9.55%, due 12/01/33	4,959,591
827,918	CoreVest American Finance Ltd., Series 21-1, Class A, 144A, 1.57%, due 04/15/53	762,692
6,496,562	FirstKey Homes Trust, Series 21-SFR3, Class A, 144A, 2.14%, due 12/17/38	5,966,603
488,653	GMACM Home Equity Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. USD Term SOFR + 0.61%, 5.94%, due 10/25/34	470,801
1,834,367	GMACM Home Equity Loan Trust, Series 07-HE3, Class 2A1, Variable Rate, 7.00%, due 09/25/37	1,620,245
4,328,989	Home Equity Loan Trust, Series 05-HS1, Class AI4, Step Up, 5.53%, due 09/25/35	83,655
28,444,242	Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, Variable Rate, 1 mo. USD Term SOFR + 0.37%, 5.70%, due 06/25/36	521,511
8,412,791	Home Loan Trust, Series 06-HI4, Class A4, Step Up, 6.22%, due 09/25/36	2,503,287
8,950,534	Home Loan Trust, Series 07-HI1, Class A4, Step Up, 6.43%, due 03/25/37	1,442,975
3,571,116	Lehman ABS Manufactured Housing Contract Trust, Series 01-B, Class M2, Variable Rate, 7.17%, due 04/15/40	3,076,553

47	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Other — continued
3,567,796	MASTR Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. USD Term SOFR + 0.43%, 5.76%, due 03/25/36	239,327
145,451	Mellon Re- REMICS Pass-Through Trust, Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.36%, 5.69%, due 02/26/34	130,272
1,028,082	New Century Home Equity Loan Trust, Series 03-B, Class M1, Variable Rate, 1 mo. USD Term SOFR + 1.09%, 6.41%, due 10/25/33	999,099
13,559,149	New Century Home Equity Loan Trust, Series 06-S1, Class A2A, Variable Rate, 1 mo. USD Term SOFR + 0.31%, 5.64%, due 03/25/36	369,982
7,734,417	New Century Home Equity Loan Trust, Series 06-S1, Class A1, Variable Rate, 1 mo. USD Term SOFR + 0.45%, 5.78%, due 03/25/36	210,955
20,620,806	New Century Home Equity Loan Trust, Series 06-S1, Class A2B, Variable Rate, 1 mo. USD Term SOFR + 0.51%, 5.84%, due 03/25/36	562,325
10,725	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 05-S3, Class M1, Variable Rate, 1 mo. USD Term SOFR + 1.01%, 6.35%, due 08/25/35 (a)	287,282
1,957,165	Oakwood Mortgage Investors, Inc., Series 01-E, Class A2, 5.05%, due 11/15/19	1,748,782
1,177,775	Oakwood Mortgage Investors, Inc., Series 98-A, Class B1, Variable Rate, 7.50%, due 05/15/28	1,132,339
3,709,163	Oakwood Mortgage Investors, Inc., Series 98-D, Class M1, 144A, 7.42%, due 01/15/29	3,567,932
6,809,063	Oakwood Mortgage Investors, Inc., Series 99-E, Class A1, Variable Rate, 7.61%, due 03/15/30	3,688,829
11,752,084	Oakwood Mortgage Investors, Inc., Series 00-D, Class A4, Variable Rate, 7.40%, due 07/15/30	2,336,710
5,200,512	Oakwood Mortgage Investors, Inc., Series 2001-B, Class M1, 144A, Variable Rate, 7.92%, due 03/15/31	4,983,892
2,819,480	Oakwood Mortgage Investors, Inc., Series 01-D, Class A4, Variable Rate, 6.93%, due 09/15/31	1,417,837
404,227	Oakwood Mortgage Investors, Inc., Series 01-E, Class A3, 5.69%, due 12/15/31	368,781
2,705,277	Oakwood Mortgage Investors, Inc.,Series 02-C, Class M1, Variable Rate, 6.89%, due 11/15/32	2,526,223
1,522,196	Progress Residential Trust, Series 21-SFR10, Class A, 144A, 2.39%, due 12/17/40	1,339,156
1,405,716	Towd Point Mortgage Trust, Series 17-5, Class A1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.71%, 5.91%, due 02/25/57	1,427,349

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Other — continued
6,972,000	Towd Point Mortgage Trust, Series 17-5, Class A2, 144A, Variable Rate, 1 mo. USD Term SOFR + 1.01%, 5.91%, due 02/25/57	7,048,384
9,341,234	Tricon American Homes, Series 20-SFR1, Class A, 144A, 1.50%, due 07/17/38	8,554,266
11,170,306	Tricon American Homes Trust, Series 19-SFR1, Class A, 144A, 2.75%, due 03/17/38	10,573,049
5,800,633	Tricon American Homes Trust, Series 20-SFR2, Class A, 144A, 1.48%, due 11/17/39	5,092,739
2,779,338	UCFC Manufactured Housing Contract, Series 1998-2, Class M1, 6.73%, due 10/15/29	2,548,251
5,295,888	Verus Securitization Trust, Series 22-5, Class A1, 144A, Step Up, 3.80%, due 04/25/67	4,904,142

	Total Residential Mortgage-Backed Securities — Other	115,237,587

	Residential Mortgage-Backed Securities — Performing Loans — 0.9%
2,460,254	Ajax Mortgage Loan Trust, Series 21-A, Class A1, 144A, Variable Rate, 1.07%, due 09/25/65	2,143,216
6,545,977	CSMC Trust, Series 22- NQM1, Class A1, 144A, Variable Rate, 2.27%, due 11/25/66	5,657,383
5,119,762	Verus Securitization Trust, Series 21-8, Class A1, 144A, Variable Rate, 1.82%, due 11/25/66	4,368,689

	Total Residential Mortgage-Backed Securities — Performing Loans	12,169,288

	Residential Mortgage-Backed Securities — Prime — 2.1%
6,961,458	American Home Mortgage Assets Trust, Series 06-4, Class 1A12, Variable Rate, 1 mo. USD Term SOFR + 0.32%, 5.65%, due 10/25/46	3,639,121
447,953	Bear Stearns ARM Trust, Series 05-9, Class A1, Variable Rate, 1 yr. CMT + 2.30%, 7.67%, due 10/25/35	411,566
3,686,107	CSMC Mortgage- Backed Trust, Series 07-4, Class 2A1, 6.00%, due 06/25/37	2,012,871
1,178,906	IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A1, Variable Rate, 4.26%, due 12/25/36	905,838
814,800	IndyMac INDA Mortgage Loan Trust, Series 07-AR1, Class 1A1, Variable Rate, 3.72%, due 03/25/37	589,336
6,991,052	IndyMac INDX Mortgage Loan Trust, Series 06-AR2, Class 1A1A, Variable Rate, 1 mo. USD Term SOFR + 0.55%, 5.88%, due 04/25/46	5,669,422
1,608,140	Morgan Stanley Mortgage Loan Trust, Series 06-2, Class 6A, 6.50%, due 02/25/36	715,946

See accompanying notes to the financial statements.	48

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Prime — continued
4,427,080	Structured Adjustable Rate Mortgage Loan Trust, Series 05-9, Class 2A2A, Variable Rate, 1 yr. MTA + 1.40%, 6.48%, due 05/25/35	3,626,817
663,062	WaMu Mortgage Pass-Through Certificates Trust, Series 05-AR10, Class 1A3, Variable Rate, 4.72%, due 09/25/35	588,887
882,802	WaMu Mortgage Pass-Through Certificates Trust, Series 06-AR19, Class 2A, Variable Rate, 1 yr. MTA + 1.25%, 6.33%, due 01/25/47	767,239
1,916,847	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 05-4, Class CB3, Variable Rate, 1 mo. USD Term SOFR + 0.56%, 5.50%, due 06/25/35	1,593,702
1,986,052	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 05-10, Class 4CB3, Variable Rate, 1 mo. USD Term SOFR + 0.71%, 5.75%, due 12/25/35	1,603,733
4,071,593	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 06-8, Class A5, Step Up, 4.15%, due 10/25/36	1,377,204
8,360,700	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 07-5, Class A6, 6.00%, due 06/25/37	7,227,759

	Total Residential Mortgage-Backed Securities — Prime	30,729,441

	Residential Mortgage-Backed Securities — Subprime — 1.4%
996,373	ABFC Trust, Series 05- AQ1, Class A5, Step Up, 4.27%, due 06/25/35	946,933
904,929	BCAP LLC Trust, Series 14- RR2,Class 11A3, 144A, Variable Rate, 2.71%, due 05/26/37	868,859
11,205,844	Bravo Mortgage Asset Trust, Series 06-1A, Class M1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.71%, 6.04%, due 07/25/36	9,770,011
476,665	Carrington Mortgage Loan Trust, Series 07-RFC1, Class A3, Variable Rate, 1 mo. USD Term SOFR + 0.25%, 5.58%, due 12/25/36	458,829
916,869	CHL Mortgage Pass-Through Trust, Series 04-HYB6, Class A2, Variable Rate, 5.28%, due 11/20/34	848,831
2,307,978	First Franklin Mortgage Loan Trust, Series 06-FF12, Class A1, Variable Rate, 1 mo. USD Term SOFR + 0.22%, 5.54%, due 09/25/36	2,124,332
2,222,644	Home Equity Asset Trust, Series 06-2, Class M1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.68%, 6.01%, due 05/25/36	2,175,682
706,535	Lehman XS Trust, Series 07-15N, Class 2A1, Variable Rate, 1 mo. USD Term SOFR + 0.61%, 5.94%, due 08/25/37	644,699

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Subprime — continued
2,785,104	Residential Asset Mortgage Products Trust, Series 05-RS1, Class MII2, Variable Rate, 1 mo. USD Term SOFR + 0.91%, 6.64%, due 01/25/35	2,590,687

	Total Residential Mortgage-Backed Securities — Subprime	20,428,863

	Residential Mortgage-Backed Securities — Alt-A — 2.6%
858,322	Bear Stearns ALT- A Trust, Series 04-11, Class 1M1, Variable Rate, 1 mo. USD Term SOFR + 1.01%, 6.34%, due 11/25/34	837,010
1,869,143	Bear Stearns ALT-A Trust, Series 07-1, Class 1A1, Variable Rate, 1 mo. USD Term SOFR + 0.43%, 5.76%, due 01/25/47	1,490,725
1,660,474	Bear Stearns Asset-Backed Securities I Trust, Series 04-AC5, Class A1, Step Up, 5.75%, due 10/25/34	1,519,505
3,627,661	Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 2A2A, Variable Rate, 4.46%, due 07/25/36	2,018,719
241,345	Countrywide Alternative Loan Trust, Series 04-J11, Class 1CB1, 5.50%, due 11/25/34	231,672
2,287,647	Countrywide Alternative Loan Trust, Series 05-18CB, Class A8, 5.50%, due 05/25/35	2,129,525
1,523,943	Countrywide Alternative Loan Trust, Series 06-7CB, Class 1A1, Variable Rate, 1 mo. USD Term SOFR + 0.81%, 6.00%, due 05/25/36	645,981
1,559,823	Countrywide Alternative Loan Trust, Series 06-28CB, Class A1, Variable Rate, 1 mo. USD Term SOFR + 0.81%, 6.14%, due 10/25/36	637,860
4,417,396	Fieldstone Mortgage Investment Trust, Series 04-4, Class M4, Variable Rate, 1 mo. USD Term SOFR + 2.66%, 7.99%, due 10/25/35	2,763,531
10,694,713	GSAA Home Equity Trust, Series 06-9, Class A3, Variable Rate, 1 mo. USD Term SOFR + 0.43%, 5.76%, due 06/25/36	2,110,743
11,373,554	GSR Mortgage Loan Trust, Series 07-OA2, Class 1A1, Variable Rate, 3.48%, due 06/25/47	6,646,442
6,219,125	HarborView Mortgage Loan Trust, Series 07-4, Class 2A1, Variable Rate, 1 mo. USD Term SOFR + 0.55%, 5.65%, due 07/19/47	5,651,023
120,820	JP Morgan Resecuritization Trust, Series 09-10, Class 7A1, 144A, Variable Rate, 5.83%, due 02/26/37	100,725
1,218,186	Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-H1, Class 2A1, Variable Rate, 1 mo. USD Term SOFR + 3.11%, 8.44%, due 10/25/37	1,150,120
2,659,129	Residential Asset Securitization Trust, Series 25-A8CB, Class A6, 5.00%, due 07/25/35	1,519,777
15,289,342	Residential Asset Securitization Trust, Series 06-A7CB, Class 3A1, 6.50%, due 07/25/36	4,120,959

49	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Alt-A — continued
8,004,269	Terwin Mortgage Trust, Series 06-7, Class 2A3, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.65%, 5.98%, due 08/25/37	3,392,488

	Total Residential Mortgage-Backed Securities — Alt-A	36,966,805

	Small Balance Commercial Mortgages — 4.0%
2,567,042	Bayview Commercial Asset Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.58%, 5.90%, due 08/25/35	2,387,859
1,309,124	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.70%, 6.02%, due 01/25/36	1,218,241
1,777,799	Bayview Commercial Asset Trust, Series 06-1A, Class A2, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.65%, 5.98%, due 04/25/36	1,625,991
714,636	Bayview Commercial Asset Trust, Series 06-1A, Class M1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.68%, 6.01%, due 04/25/36	650,513
979,961	Bayview Commercial Asset Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.46%, 5.78%, due 07/25/36	914,068
2,004,523	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.53%, 5.86%, due 07/25/36	1,875,279
3,110,835	Bayview Commercial Asset Trust, Series 06-3A, Class A1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.49%, 5.81%, due 10/25/36	2,941,083
7,496,045	Bayview Commercial Asset Trust, Series 06-SP2, Class A, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.53%, 5.86%, due 01/25/37	6,974,373
1,354,386	Bayview Commercial Asset Trust, Series 07-1, Class A1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.44%, 5.77%, due 03/25/37	1,250,605
2,210,753	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.47%, 5.80%, due 07/25/37	1,986,603
4,722,904	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.38%, 5.84%, due 07/25/37	4,289,273
1,421,649	Bayview Commercial Asset Trust, Series 08-1, Class A4, 144A, Variable Rate, 1 mo. USD Term SOFR + 1.61%, 6.94%, due 01/25/38	1,365,211
108,129,534	FRESB Mortgage Trust, Series 20-SB76, Class X1, IO, Variable Rate, 1.17%, due 05/25/30	3,540,118

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Small Balance Commercial Mortgages — continued
49,056,238	FRESB Mortgage Trust, Series 20-SB74, Class X1, Variable Rate, 1.10%, due 03/25/40	1,557,545
68,703,464	FRESB Mortgage Trust, Series 20-SB77, Class X1, IO, Variable Rate, 0.88%, due 06/25/40	1,799,694
3,500,000	Harvest Commercial Capital Loan Trust, Series 19-1, Class M5, 144A, Variable Rate, 5.73%, due 09/25/46	3,068,134
60,507	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 06-1A, Class B, 144A, Variable Rate, 1 mo. USD Term SOFR + 1.11%, 6.44%, due 04/25/31	60,453
2,801,474	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 07-1A, Class M1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.61%, 5.94%, due 03/25/37	2,587,072
1,796,485	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 07-2A, Class M1, 144A, Variable Rate, 1 mo. USD Term SOFR + 0.51%, 5.84%, due 06/25/37	1,772,936
7,993,432	Lehman Brothers Small Balance Commercial Mortgage Trust, Series 07-3A, Class M1, 144A, Variable Rate, 5.08%, due 10/25/37	7,805,169
5,666,082	Velocity Commercial Capital Loan Trust,
	Series 21-4, Class A, 144A, Variable Rate, 2.52%, due 12/26/51	4,743,959
1,593,193	Velocity Commercial Capital Loan Trust, Series 21-4, Class M3, 144A, Variable Rate, 3.81%, due 12/26/51	1,220,702
1,249,738	WaMu Commercial Mortgage Securities Trust, Series 07-SL2, Class E, 144A, Variable Rate, 6.20%, due 12/27/49	1,230,613

	Total Small Balance Commercial Mortgages	56,865,494

	Student Loans - Federal Family Education Loan Program — 3.7%
11,807,041	AccessLex Institute, Class A4, Variable Rate, 90 day USD SOFR Average + 0.60%, 5.96%, due 04/26/32	11,306,007
4,255,893	AccessLex Institute, Series 04-2, Class B, Variable Rate, 90 day USD SOFR Average + 0.96%, 6.32%, due 01/25/43	3,847,950
2,701,926	Collegiate Funding Services Education
	Loan Trust, Series 05-B, Class B, Variable
	Rate, 90 day USD SOFR Average + 0.58%, 5.93%, due 03/28/35	2,320,668
5,755,806	SLC Student Loan Trust, Series 08-2, Class A4, Variable Rate, 90 day USD SOFR Average + 1.16%, 6.51%, due 06/15/21	5,681,886
7,092,870	SLM Student Loan Trust, Series 07-7, Class A4, Variable Rate, 90 day USD SOFR Average + 0.59%, 5.95%, due 01/25/22	6,938,161

See accompanying notes to the financial statements.	50

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans - Federal Family Education Loan Program — continued
13,641,650	SLM Student Loan Trust, Series 08-4, Class A4, Variable Rate, 90 day USD SOFR Average + 1.91%, 7.27%, due 07/25/22	13,652,529
4,009,813	SLM Student Loan Trust, Series 08-6, Class A4, Variable Rate, 90 day USD SOFR Average + 1.36%, 6.72%, due 07/25/23	3,975,602
4,945,456	SLM Student Loan Trust, Series 08-5, Class A4, Variable Rate, 90 day USD SOFR Average + 1.96%, 7.32%, due 07/25/23	4,952,860

	Total Student Loans - Federal Family Education Loan Program	52,675,663

	Student Loans - Private — 10.8%
1,099,258	Access Group, Inc., Series 05-A, Class B, Variable Rate, 3 mo. USD Term SOFR + 1.06%, 6.39%, due 07/25/34	1,073,875
7,837,446	KeyCorp Student Loan Trust, Series 05-A, Class 2C, Variable Rate, 3 mo. USD Term SOFR + 1.56%, 6.91%, due 12/27/38	7,477,486
221,101	KeyCorp Student Loan Trust, Series 06-A, Class 2B, Variable Rate, 3 mo. USD Term SOFR + 0.74%, 6.09%, due 12/27/41	220,911
4,743,659	KeyCorp Student Loan Trust, Series 04-A, Class 2D, Variable Rate, U.S. (Fed) Prime Rate + 1.25%, 6.83%, due 07/28/42	4,416,277
8,775,000	National Collegiate Commutation Trust, Series 07-3, Class A3R4, 144A, Variable Rate, 7-DayAuct + 0.00%, 8.64%, due 03/31/38 (a)	1,974,375
7,625,000	National Collegiate II Commutation Trust, Series 07-4, Class A3R7, Variable Rate, 28 day ARS + 0.00%, 8.07%, due 03/25/38 (a)	1,715,625
3,007,423	National Collegiate Student Loan Trust, Series 06-4, Class A4, Variable Rate, 1 mo. USD Term SOFR + 0.42%, 5.75%, due 05/25/32	2,914,550
5,160,071	National Collegiate Student Loan Trust, Series 07-2, Class A4, Variable Rate, 1 mo. USD Term SOFR + 0.40%, 5.73%, due 01/25/33	4,898,537
7,179,264	National Collegiate Student Loan Trust, Series 06-1, Class A5, Variable Rate, 1 mo. USD Term SOFR + 0.46%, 5.79%, due 03/25/33	6,909,559
2,616,280	National Collegiate Student Loan Trust, Series 05-2, Class A51, Variable Rate, 1 mo. USD Term SOFR + 0.48%, 5.81%, due 06/25/33	2,532,393
15,278,335	National Collegiate Student Loan Trust, Series 07-1, Class A4, Variable Rate, 1 mo. USD Term SOFR + 0.42%, 5.74%, due 10/25/33	14,599,120
2,421,566	National Collegiate Student Loan Trust, Series 04-2, Class B, Variable Rate, 1 mo. USD Term SOFR + 0.65%, 5.98%, due 12/26/33	2,361,230

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans - Private — continued
75,000	National Collegiate Student Loan Trust, Series 07-4, Class A3A7, Variable Rate, 8.93%, due 03/25/38 (b)	57,000
25,000	National Collegiate Student Loan Trust, Series 07-3, Class A3A4, Variable Rate, 8.94%, due 03/25/38 (b)	19,000
3,549,335	Navient Private Education Refi Loan Trust, Series 22-A, Class A, 144A, 2.23%, due 07/15/70	3,112,176
2,268,448	Navient Student Loan Trust, Series 2023-BA, Class A1B, 144A, Variable Rate, 30 day USD SOFR Average + 1.70%, 7.02%, due 03/15/72	2,288,370
2,507,572	Nelnet Student Loan Trust, Series 21-A, Class APT1, 144A, 1.36%, due 04/20/62	2,270,525
2,763,000	SLM Private Credit Student Loan Trust, Series 03-A, Class A3, Variable Rate, 8.30%, due 06/15/32 (a)	2,749,185
5,400,350	SLM Private Credit Student Loan Trust, Series 03-C, Class C, Variable Rate, 3 mo. USD Term SOFR + 1.86%, 7.25%, due 09/15/32	1,552,081
1,350,000	SLM Private Credit Student Loan Trust, Series 03-C, Class A3, Variable Rate, 8.07%, due 09/15/32 (a)	1,343,250
3,582,199	SLM Private Credit Student Loan Trust, Series 04-A, Class A3, Variable Rate, 3 mo. USD Term SOFR + 0.66%, 6.05%, due 06/15/33	3,559,715
8,413,197	SLM Private Credit Student Loan Trust, Series 04-B, Class A4, Variable Rate, 3 mo. USD Term SOFR + 0.69%, 6.08%, due 09/15/33	8,304,055
14,421,279	SLM Private Credit Student Loan Trust, Series 05-A, Class A4, Variable Rate, 3 mo. USD Term SOFR + 0.57%, 5.96%, due 12/15/38	14,195,948
17,352,885	SLM Private Credit Student Loan Trust, Series 06-A, Class A5, Variable Rate, 3 mo. USD Term SOFR + 0.55%, 5.94%, due 06/15/39	16,839,394
10,616,045	SLM Private Credit Student Loan Trust, Series 05-B, Class A4, Variable Rate, 3 mo. USD Term SOFR + 0.59%, 5.98%, due 06/15/39	10,394,243
1,864,894	SLM Private Credit Student Loan Trust, Series 06-BW, Class A5, Variable Rate, 3 mo. USD Term SOFR + 0.46%, 5.85%, due 12/15/39	1,798,924
8,263,674	SLM Private Credit Student Loan Trust, Series 06-B, Class A5, Variable Rate, 3 mo. USD Term SOFR + 0.53%, 5.92%, due 12/15/39	8,051,618
2,672,291	SLM Private Credit Student Loan Trust, Series 06-C, Class C, Variable Rate, 3 mo. USD Term SOFR + 0.65%, 6.04%, due 12/15/39	2,470,880
14,471,027	SLM Private Credit Student Loan Trust, Series 07-A, Class A4A, Variable Rate, 3 mo. USD Term SOFR + 0.50%, 5.89%, due 12/16/41	14,260,346

51	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans - Private — continued
1,000	SMB Private Education Loan Trust, Series 23-B, Class R, 144A, 0.00, due 10/16/56 (b)	888,188
1,225,039	South Carolina Student Loan Corp., Series 15-A, Class A, Variable Rate, 1 mo. USD Term SOFR + 1.61%, 6.94%, due 01/25/36	1,225,947
8,300,400	Towd Point Asset Trust, Series 18-SL1, Class B, 144A, Variable Rate, 1 mo. USD Term SOFR + 1.16%, 6.49%, due 01/25/46	8,247,380

	Total Student Loans - Private	154,722,163

	Total Asset-Backed Securities	983,382,980

	U.S. Government — 4.3%
47,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.04%, 5.36%, due 07/31/24 (c)	46,997,777
10,300,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.17%, 5.50%, due 10/31/25 (c)	10,298,635
5,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.25%, 5.57%, due 01/31/26	5,004,430

	Total U.S. Government	62,300,842

	U.S. Government Agency — 6.0%
7,500,000	Federal Home Loan Banks, Variable Rate, SOFR + 0.10%, 5.41%, due 09/04/24	7,502,898
4,180,821	Federal National Mortgage Association, 4.00%, due 05/01/52	3,850,406
380,000	Government National Mortgage Association, TBA, 3.00%, due 03/20/54	333,117
600,000	Government National Mortgage Association, TBA, 3.50%, due 03/20/54	542,643
400,000	Government National Mortgage Association, TBA, 4.00%, due 03/20/54	372,240
760,000	Government National Mortgage Association, TBA, 4.50%, due 03/20/54	725,714
720,000	Government National Mortgage Association, TBA, 5.00%, due 03/20/54	703,227
610,000	Government National Mortgage Association, TBA, 5.50%, due 03/20/54	605,925
987,500	Morocco Government AID Bonds, Variable Rate, U.S. (Fed) Prime Rate + 0.02%, 5.69%, due 02/01/25 (a)	980,043

Par Value† / Shares	Description	Value ($)
	U.S. Government Agency — continued
2,250,000	Morocco Government AID Bonds, Variable Rate, U.S. (Fed) Prime Rate + 0.15%, 5.85%, due 10/29/26 (a)	2,219,987
1,910,000	Uniform Mortgage-Backed Security, TBA, 5.00%, due 03/01/54	1,852,104
39,620,000	Uniform Mortgage-Backed Security, TBA, 5.50%, due 03/01/54	39,191,026
27,020,000	Uniform Mortgage-Backed Security, TBA, 6.00%, due 03/01/54	27,132,695

	Total U.S. Government Agency	86,012,025

	TOTAL DEBT OBLIGATIONS (COST $1,222,288,997)	1,131,695,847

	MUTUAL FUNDS — 0.8%
	United States — 0.8%
	Affiliated Issuers — 0.8%
2,323,242	GMO U.S. Treasury Fund	11,616,211

	TOTAL MUTUAL FUNDS (COST $11,703,541)	11,616,211

	SHORT-TERM INVESTMENTS — 24.7%
	U.S. Government — 2.8%
40,000,000	U.S. Treasury Bills, 5.28%, due 04/09/24 (d)	39,770,550

	Repurchase Agreements — 21.7%
309,951,950	Daiwa Capital Markets America, Inc. Repurchase Agreement, dated, 02/29/24 maturing on 03/01/24 with a maturity value of $309,997,582 and an effective yield of 5.30%, collateralized by a U.S. Treasury Note with maturity date 02/28/27 and a market value of $316,810,313.	309,951,950

	Money Market Funds — 0.2%
2,791,795	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (e)	2,791,795

	TOTAL SHORT-TERM INVESTMENTS (COST $352,517,285)	352,514,295

PURCHASED OPTIONS — 0.0%

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)
Options on Credit Default Swaps - Puts — 0.0%
CDX.NA.HY.S41	GS	105.75%	03/20/24	USD	9,852,000	Fixed Spread	Pay	27,818
CDX.NA.HY.S41	JPM	105.75%	03/20/24	USD	9,828,000	Fixed Spread	Pay	27,750
CDX.NA.HY.S41	DB	106.00%	04/17/24	USD	10,060,000	Fixed Spread	Pay	76,985

See accompanying notes to the financial statements.	52

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

PURCHASED OPTIONS — continued

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount	Floating Rate Index	Pay/Receive Floating Rate	Value ($)
CDX.NA.IG.S41	MSCI	55.00%	04/17/24	USD 81,900,000	Fixed Spread	Pay	86,455

	Total Options on Credit Default Swaps - Puts						219,008

	TOTAL PURCHASED OPTIONS (COST $426,948)						219,008

	TOTAL INVESTMENTS — 104.6% (Cost $1,586,936,771)						1,496,045,361

Shares	Description	Value ($)
	SECURITIES SOLD SHORT — (3.9)%
	DEBT OBLIGATIONS — (3.9)%
	U.S. Government Agency — (3.9)%
(40,000,000)	Uniform Mortgage-Backed Security, TBA, 2.50%, due 03/01/39	(36,286,546)
(20,000,000)	Uniform Mortgage-Backed Security, TBA, 5.00%, due 03/01/39	(19,829,364)

	Total U.S. Government Agency	(56,115,910)

	TOTAL DEBT OBLIGATIONS (PROCEEDS $56,436,719)	(56,115,910)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $56,436,719)	(56,115,910)

	Other Assets and Liabilities (net) — (0.7)%	(9,740,434)

	TOTAL NET ASSETS — 100.0%	$1,430,189,017

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
35	U.S. Long Bond (CBT)	June 2024	4,173,750	30,244
513	U.S. Treasury Note 10 Yr. (CBT)	June 2024	56,654,438	32,668
1,329	U.S. Treasury Note 2 Yr. (CBT)	June 2024	272,112,750	169,027
1,149	U.S. Treasury Note 5 Yr. (CBT)	June 2024	122,835,281	233,084
168	U.S. Treasury Ultra 10 Yr. (CBT)	June 2024	19,180,875	50,090
5	U.S. Ultra Bond (CBT)	June 2024	639,375	5,367

			$475,596,469	$520,480

+	Buys - Fund is long the futures contract.
Sales	- Fund is short the futures contract.

53	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Written Options

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)
Written Options on Credit Default Swaps — Puts
CDX.NA.HY.S41	GS	101.00%	03/20/24	USD	(9,852,000)	Fixed Spread	Pay	(1,659)
CDX.NA.HY.S41	JPM	101.00%	03/20/24	USD	(9,828,000)	Fixed Spread	Pay	(1,655)
CDX.NA.IG.S41	MSCI	75.00%	04/17/24	USD	(122,850,000)	Fixed Spread	Pay	(22,350)
CDX.NA.HY.S41	DB	102.00%	04/17/24	USD	(10,060,000)	Fixed Spread	Pay	(8,797)

					Total Written Options On Credit Default Swaps — Puts			(34,461)

						TOTAL WRITTEN OPTIONS
						(Premiums $80,020)		$(34,461)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX.NA.HY.S39	USD	3,920,000	5.00%	3.01%	N/A	12/20/2027	Quarterly	(78,499)	(254,967)	(176,468)
CDX.NA.IG.S41	USD	126,451,000	1.00%	0.52%	N/A	12/20/2028	Quarterly	(2,079,564)	(2,601,603)	(522,039)

								$(2,158,063)	$(2,856,570)	$(698,507)

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX.NA.HY.S33	CITI	USD	8,140,000	5.00%	0.62%	N/A	12/20/2024	Quarterly	(196,490)	(283,267)	(86,777)
CDX.NA.HY.S33	GS	USD	5,355,000	5.00%	0.62%	N/A	12/20/2024	Quarterly	121,559	(186,351)	(307,910)
CMBX.NA.A.7	CGMI	USD	1,420,000	2.00%	115.90%	N/A	01/17/2047	Monthly	89,177	68,898	(20,279)
CMBX.NA.A.7	CGMI	USD	10,000,000	2.00%	115.90%	N/A	01/17/2047	Monthly	593,750	485,195	(108,555)
CMBX.NA.A.7	GS	USD	2,840,000	2.00%	115.90%	N/A	01/17/2047	Monthly	156,358	137,795	(18,563)
CMBX.NA.AS.7	BOA	USD	4,505,000	1.00%	3.49%	N/A	01/17/2047	Monthly	47,352	824	(46,528)
CMBX.NA.AS.7	DB	USD	7,608,000	1.00%	3.49%	N/A	01/17/2047	Monthly	(119,899)	1,392	121,291
CMBX.NA.AS.7	DB	USD	16,677,794	1.00%	3.49%	N/A	01/17/2047	Monthly	197,705	3,051	(194,654)
CMBX.NA.AS.7	GS	USD	4,400,000	1.00%	3.49%	N/A	01/17/2047	Monthly	112,812	805	(112,007)
CMBX.NA.AS.7	MORD	USD	13,270,000	1.00%	3.49%	N/A	01/17/2047	Monthly	205,782	2,427	(203,355)
CMBX.NA.AA.11	CGMI	USD	4,000,000	1.50%	2.00%	N/A	11/18/2054	Monthly	(6,041)	64,147	70,188
CMBX.NA.AA.11	CGMI	USD	4,626,000	1.50%	2.00%	N/A	11/18/2054	Monthly	(63,740)	74,186	137,926
CMBX.NA.AA.11	MORD	USD	4,624,500	1.50%	2.00%	N/A	11/18/2054	Monthly	(67,279)	74,162	141,441
CMBX.NA.AA.11	MORD	USD	4,624,500	1.50%	2.00%	N/A	11/18/2054	Monthly	(61,371)	74,162	135,533

See accompanying notes to the financial statements.	54

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

OTC Credit Default Swaps — continued

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
CMBX.NA.BBB-.11	CGMI	USD	5,752,000	3.00%	7.67%	N/A	11/18/2054	Monthly	1,213,312	783,638	(429,674)
CMBX.NA.A.8	CGMI	USD	5,000,000	2.00%	5.82%	N/A	10/17/2057	Monthly	262,500	105,342	(157,158)
CMBX.NA.A.8	GS	USD	8,892,000	2.00%	5.82%	N/A	10/17/2057	Monthly	150,185	187,341	37,156
CMBX.NA.A.8	MORD	USD	2,000,000	2.00%	5.82%	N/A	10/17/2057	Monthly	107,500	42,137	(65,363)
CMBX.NA.BBB-.8	GS	USD	1,444,000	3.00%	23.55%	N/A	10/17/2057	Monthly	216,864	157,035	(59,829)
CMBX.NA.BBB-.8	GS	USD	4,224,000	3.00%	23.55%	N/A	10/17/2057	Monthly	400,908	459,360	58,452
CMBX.NA.BBB-.8	MSCI	USD	2,366,000	3.00%	23.55%	N/A	10/17/2057	Monthly	458,412	257,302	(201,110)
CMBX.NA.BBB-.8	MSCI	USD	3,153,000	3.00%	23.55%	N/A	10/17/2057	Monthly	665,756	342,889	(322,867)
CMBX.NA.BBB-.9	DB	USD	1,184,200	3.00%	13.71%	N/A	09/17/2058	Monthly	143,660	175,410	31,750
CMBX.NA.BBB-.9	GS	USD	1,752,000	3.00%	13.71%	N/A	09/17/2058	Monthly	402,960	259,515	(143,445)
CMBX.NA.BBB-.9	MORD	USD	5,116,800	3.00%	13.71%	N/A	09/17/2058	Monthly	584,727	757,926	173,199
CMBX.NA.BBB-.9	MORD	USD	6,000,000	3.00%	13.71%	N/A	09/17/2058	Monthly	1,110,000	888,750	(221,250)
CMBX.NA.AA.12	GS	USD	6,974,000	1.50%	2.08%	N/A	08/17/2061	Monthly	(61,732)	157,121	218,853
CMBX.NA.A.6	CGMI	USD	15,000,000	2.00%	44.21%	N/A	05/11/2063	Monthly	750,470	739,024	(11,446)
CMBX.NA.AA.6	GS	USD	4,703,649	1.50%	33.12%	N/A	05/11/2063	Monthly	34,885	74,251	39,366
CMBX.NA.BBB-.6	CGMI	USD	4,274,000	3.00%	24.50%	N/A	05/11/2063	Monthly	1,357,351	248,565	(1,108,786)
CMBX.NA.A.15	CGMI	USD	5,000,000	2.00%	3.26%	N/A	11/18/2064	Monthly	600,000	355,447	(244,553)
CMBX.NA.A.15	MORD	USD	3,000,000	2.00%	3.26%	N/A	11/18/2064	Monthly	287,104	213,268	(73,836)
CMBX.NA.BBB-.15	GS	USD	5,000,000	3.00%	6.05%	N/A	11/18/2064	Monthly	787,500	784,942	(2,558)
CMBX.NA.A.14	GS	USD	2,682,000	2.00%	3.37%	N/A	12/16/2072	Monthly	349,769	185,499	(164,270)
CMBX.NA.AA.13	CGMI	USD	2,000,000	1.50%	2.20%	N/A	12/16/2072	Monthly	147,237	65,233	(82,004)
CMBX.NA.AA.13	CGMI	USD	3,000,000	1.50%	2.20%	N/A	12/16/2072	Monthly	138,948	97,850	(41,098)
CMBX.NA.BBB-.14	CGMI	USD	3,933,500	3.00%	6.96%	N/A	12/16/2072	Monthly	1,111,214	708,457	(402,757)
CMBX.NA.BBB-.14	GS	USD	1,360,000	3.00%	6.96%	N/A	12/16/2072	Monthly	340,000	244,947	(95,053)
Sell Protection:
CDX.NA.HY.S33	CITI	USD	4,201,343	5.00%	0.05%	4,201,343 USD	12/20/2024	Quarterly	444,572	165,154	(279,418)
CDX.NA.HY.S33	CITI	USD	10,598,036	5.00%	0.05%	10,598,036 USD	12/20/2024	Quarterly	1,827,631	416,606	(1,411,025)
CDX.NA.HY.S33	GS	USD	25,937,869	5.00%	0.05%	25,937,869 USD	12/20/2024	Quarterly	5,736,853	1,019,611	(4,717,242)
CDX.NA.HY.S33	JPM	USD	10,394,872	5.00%	0.05%	10,394,872 USD	12/20/2024	Quarterly	1,704,759	408,620	(1,296,139)
CDX.NA.HY.S33	MORD	USD	2,769,437	5.00%	0.05%	2,769,437 USD	12/20/2024	Quarterly	476,620	108,866	(367,754)
CMBX.NA.AA.7	CGMI	USD	5,000,000	1.50%	88.73%	5,000,000 USD	01/17/2047	Monthly	(125,000)	(120,462)	4,538
CMBX.NA.A.9	CGMI	USD	2,500,000	2.00%	6.07%	2,500,000 USD	09/17/2058	Monthly	(74,374)	(147,814)	(73,440)
CMBX.NA.A.9	GS	USD	4,158,800	2.00%	6.07%	4,158,800 USD	09/17/2058	Monthly	54,550	(245,890)	(300,440)
CMBX.NA.A.9	MORD	USD	10,000,000	2.00%	6.07%	10,000,000 USD	09/17/2058	Monthly	(918,750)	(591,253)	327,497
CMBX.NA.AAA.10	GS	USD	7,540,000	0.50%	0.59%	7,540,000 USD	11/17/2059	Monthly	68,960	(15,782)	(84,742)
CMBX.NA.AAA.15	CGMI	USD	10,000,000	0.50%	0.75%	10,000,000 USD	11/18/2064	Monthly	(373,108)	(153,120)	219,988
CMBX.NA.AAA.15	GS	USD	2,825,000	0.50%	0.75%	2,825,000 USD	11/18/2064	Monthly	(43,465)	(43,257)	208

									$21,348,453	$9,609,954	$(11,738,499)

55	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

^

Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)

As of February 29, 2024, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on Markit iBoxx USD Liquid Investment Grade Index	SOFR	MSCI	USD 22,883,000	03/20/2024	Quarterly	$71,436	$264,952	$193,516

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(b)	Investment valued using significant unobservable inputs (Note 2).
(c)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(d)	The rate shown represents yield-to-maturity.
(e)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 61.

See accompanying notes to the financial statements.	56

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Short Duration Strategies team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the FTSE 3-Month Treasury Bill Index is included for comparative purposes.

GMO U.S. Treasury Fund returned +5.54% (net) for the fiscal year ended February 29, 2024, as compared with +5.45% for the FTSE 3-Month Treasury Bill Index.

Security selection in Floating Rate U.S. Treasury Notes drove performance during the year, followed by gains from Repurchase Agreements and U.S. Treasury Bills/Notes.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

57

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO U.S. Treasury Fund and the FTSE 3-Month Treasury Bill Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Core Class	5.54%	2.03%	1.40%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited.

The gross expense ratio of 0.12% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. The corresponding net expense ratio of 0.08% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

58

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	99.2%
Other	0.8

100.0%

59

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 99.2%
	U.S. Government — 87.6%
68,162,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.20%, 5.53%, due 01/31/25	68,240,881
26,150,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.17%, 5.49%, due 04/30/25	26,163,476
91,897,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.13%, 5.45%, due 07/31/25	91,863,189
58,940,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.17%, 5.50%, due 10/31/25	58,932,189
107,490,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.25%, 5.57%, due 01/31/26	107,585,245
38,057,401	U.S. Treasury Inflation-Indexed Notes, 0.50%, due 04/15/24	38,126,168
20,386,182	U.S. Treasury Inflation-Indexed Notes, 0.13%, due 07/15/24	20,396,208
32,357,000	U.S. Treasury Notes, 1.50%, due 09/30/24	31,668,150
6,610,000	U.S. Treasury Notes, 4.63%, due 06/30/25	6,589,086
6,790,000	U.S. Treasury Notes, 3.13%, due 08/15/25	6,629,533
6,540,000	U.S. Treasury Notes, 4.88%, due 11/30/25	6,555,839
6,640,000	U.S. Treasury Notes, 4.25%, due 12/31/25	6,588,125
12,000,000	U.S. Treasury Notes, 4.25%, due 01/31/26	11,910,469

	Total U.S. Government	481,248,558

	U.S. Government Agency — 2.6%
10,000,000	Federal Home Loan Banks, 5.23%, due 03/22/24	9,998,302
4,000,000	Federal Home Loan Banks, Variable Rate, SOFR + 0.10%, 5.41%, due 09/04/24	4,001,545

	Total U.S. Government Agency	13,999,847

	Repurchase Agreements — 9.0%
49,546,703	Daiwa Capital Markets America, Inc. Repurchase Agreement, dated, 02/29/24 maturing on 03/01/24 with a maturity value of $49,553,997 and an effective yield of 5.30%, collateralized by U.S. Treasury Notes with maturity dates 09/30/26 - 09/30/2028 and a market value of $50,247,595	49,546,703

Shares	Description	Value ($)
	Money Market Funds — 0.0%
215,603	State Street Institutional Treasury Plus Money Market Fund – Premier Class, 5.25% (a)	215,603

	TOTAL SHORT-TERM INVESTMENTS (COST $544,544,717)	545,010,711

	TOTAL INVESTMENTS — 99.2% (Cost $544,544,717)	545,010,711

	Other Assets and Liabilities (net) — 0.8%	4,438,356

	TOTAL NET ASSETS — 100.0%	$549,449,067

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 61.

See accompanying notes to the financial statements.	60

GMO Trust Funds

February 29, 2024

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CDI - Certificado de Deposito Interbancario

CDO - Collateralized Debt Obligation

CLICP - Chilean Average Chamber Index

CLO - Collateralized Loan Obligation

CMBS - Commercial Mortgage Backed Security

CMT - Constant Maturity Treasury

CORRA - Canadian Overnight Repo Rate Average

EURIBOR - Euro Interbank Offered Rate

EuroSTR - Euro Short-Term Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GDP - Gross Domestic Product

IO - Interest Only

JSC - Joint-Stock Company

LIBOR - London Interbank Offered Rate

MTA - Monthly Treasury Average Index

NZD Bank Bill Rate - Bank Bill Rate denominated in New Zealand Dollar.

OIS - Overnight Indexed Swaps

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT - Real Estate Investment Trust

SARON - Swiss Average Rate Overnight

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

SOFR - Secured Overnight Financing Rate

SONIA - Sterling Overnight Interbank Average Rate

STEP - Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at February 29, 2024.

TBA - To Be Announced - Delayed Delivery Security

THOR - Thai Overnight Repurchase Rate

TONA - Tokyo Overnight Average Rate

XLCA - Insured as to the payment of principal and interest by XL Capital Assurance.

ZAR JIBAR - Johannesburg Interbank Agreed Rate denominated in South African Rand.

The rates shown on variable rate notes are the current interest rates at February 29, 2024, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co	JPM - JPMorgan Chase Bank, N.A.
BCLY - Barclays Bank PLC BOA - Bank of America, N.A. CGMI - Citigroup Global Markets Inc. CITI - Citibank N.A. DB - Deutsche Bank AG GS - Goldman Sachs International	MORD - Morgan Stanley Capital Services LLC MSCI - Morgan Stanley & Co. International PLC SSB - State Street Bank and Trust Company

Currency Abbreviations:

AUD - Australian Dollar	MXN - Mexican Peso
BRL - Brazilian Real	NOK - Norwegian Krone
CAD - Canadian Dollar	NZD - New Zealand Dollar
CHF - Swiss Franc	PEN - Peruvian Sol
CLP - Chilean Peso	PHP - Philippines Peso
COP - Colombian Peso	PLN - Polish Zloty
CZK - Czech Republic Koruna	RON - Romanian New Leu
EUR - Euro	SEK - Swedish Krona
GBP - British Pound	SGD - Singapore Dollar
HKD - Hong Kong Dollar	THB - Thai Baht
HUF - Hungarian Forint	TRY - Turkish Lira
IDR - Indonesian Rupiah	TWD - Taiwan New Dollar
ILS - Israeli Shekel	USD - United States Dollar
INR - Indian Rupee	UYU - Uruguay Peso
JPY - Japanese Yen	ZAR - South African Rand
KRW - South Korean Won

61	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024

	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$—	$13,370,532	$—
Investments in unaffiliated issuers, at value (Note 2)(b)	7,018,977	2,182,406,852	99,292,994
Repurchase agreements, at value (Note 2)(c)	32,999,662	21,999,134	55,999,543
Foreign currency, at value (Note 2)(d)	—	2,074,724	—
Cash	32	12,206,108	527
Receivable for investments sold	—	15,789,100	—
Receivable for closed swap contracts (Note 4)	—	34,841	—
Dividends and interest receivable	30,060	37,878,570	495,918
Unrealized appreciation on open forward currency contracts (Note 4)	48,543	1,811,111	1,669,916
Receivable for variation margin on open cleared swap contracts (Note 4)	—	—	16,224
Due from broker (Note 2)	—	23,815,075	—
Receivable for variation margin on open futures contracts (Note 4)	184,313	—	3,226
Receivable for open OTC swap contracts (Note 4)	—	3,750,746	3,437,893
Interest receivable for open OTC swap contracts (Note 4)	—	35,449	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	16,556	—	28,092
Receivable for options (Note 4)(e)	—	117,019	—
Miscellaneous receivable	—	3,291	—

Total assets	40,298,143	2,315,292,552	160,944,333

Liabilities:
Due to broker (Note 2)	1	—	68,741
Payable for investments purchased	—	17,906,017	—
Payable to affiliate for (Note 5):
Management fee	8,013	623,030	44,160
Shareholder service fee	1,763	210,033	6,946
Payable for variation margin on open cleared swap contracts (Note 4)	—	933,786	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	449,559	—
Interest payable for open OTC swap contracts (Note 4)	—	526,209	1,155,919
Payable for open OTC swap contracts (Note 4)	—	1,468,353	—
Payable for reverse repurchase agreements (Note 2)	—	15,156,793	—
Payable to Trustees and related expenses	174	15,723	1,169
Written options outstanding, at value (Note 4)(e)	—	—	85,076
Accrued expenses	61,673	455,423	77,446

Total liabilities	71,624	37,744,926	1,439,457

Net assets	$40,226,519	$2,277,547,626	$159,504,876

(a) Cost of investments – affiliated issuers:	$—	$9,990,075	$—
(b) Cost of investments – unaffiliated issuers:	$7,051,748	$2,929,667,314	$100,066,372
(c) Cost of investments – repurchase agreements:	$32,999,662	$21,999,134	$55,999,543
(d) Cost of foreign currency:	$—	$2,067,899	$—
(e) Premiums on options:	$—	$6,444,672	$212,968

See accompanying notes to the financial statements.	62

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund
Net assets consist of:
Paid-in capital	$90,619,629	$3,777,593,650	$164,376,951
Distributable earnings (accumulated loss)	(50,393,110)	(1,500,046,024)	(4,872,075)

	$40,226,519	$2,277,547,626	$159,504,876

Net assets attributable to:
Class III	$—	$1,085,552,438	$—

Class IV	$—	$955,908,497	$—

Class VI	$40,226,519	$236,086,691	$159,412,524

Class I	$—	$—	$92,352

Shares outstanding:
Class III	—	57,441,750	—

Class IV	—	50,677,418	—

Class VI	2,061,151	12,525,917	8,958,545

Class I	—	—	5,195

Net asset value per share:
Class III	$—	$18.90	$—

Class IV	$—	$18.86	$—

Class VI	$19.52	$18.85	$17.79

Class I	$—	$—	$17.78

63	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	Multi-Sector	Opportunistic
	Fixed Income	Income	U.S. Treasury
	Fund	Fund	Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$18,157,656	$11,616,211	$—
Investments in unaffiliated issuers, at value (Note 2)(b)	58,113,886	1,174,477,200	495,464,008
Repurchase agreements, at value (Note 2)(c)	13,999,885	309,951,950	49,546,703
Foreign currency, at value (Note 2)(d)	9,436	79,144	—
Cash	—	46,197	—
Receivable for investments sold	1,699,827	92,830,189	—
Receivable for Fund shares sold	—	598,655	4,393,359
Receivable for closed swap contracts (Note 4)	89,274	362,167	—
Dividends and interest receivable	296,111	6,377,387	2,197,742
Unrealized appreciation on open forward currency contracts (Note 4)	1,014,818	—	—
Receivable for variation margin on open cleared swap contracts (Note 4)	2,230	—	—
Due from broker (Note 2)	849,912	5,296,734	—
Receivable for variation margin on open futures contracts (Note 4)	52,109	111,194	—
Receivable for open OTC swap contracts (Note 4)	—	11,662,102	—
Interest receivable for open OTC swap contracts (Note 4)	13,714	718,891	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	32,590	60,097	25,757

Total assets	94,331,448	1,614,188,118	551,627,569

Liabilities:
Investments sold short, at value (Note 2)(e)	—	56,115,910	—
Due to custodian	109,738	—	—
Payable for investments purchased	17,215,137	118,030,242	—
Payable for Fund shares repurchased	—	5,810,946	—
Payable to affiliate for (Note 5):
Management fee	15,059	453,346	39,190
Shareholder service fee	6,508	151,171	—
Payable for variation margin on open cleared swap contracts (Note 4)	—	54,487	—
Payable for closed swap contracts (Note 4)	24,589	—	—
Dividends payable	—	1,166,799	2,080,818
Unrealized depreciation on open forward currency contracts (Note 4)	222,298	—	—
Interest payable for open OTC swap contracts (Note 4)	—	183,094	—
Payable for open OTC swap contracts (Note 4)	629,200	1,787,196	—
Payable to Trustees and related expenses	710	8,591	3,283
Written options outstanding, at value (Note 4)(f)	—	34,461	—
Accrued expenses	89,098	202,858	55,211

Total liabilities	18,312,337	183,999,101	2,178,502

Net assets	$76,019,111	$1,430,189,017	$549,449,067

(a) Cost of investments – affiliated issuers:	$21,061,149	$11,703,541	$—
(b) Cost of investments – unaffiliated issuers:	$57,517,754	$1,265,281,280	$494,998,014
(c) Cost of investments – repurchase agreements:	$13,999,885	$309,951,950	$49,546,703
(d) Cost of foreign currency:	$10,568	$85,485	$—
(e) Proceeds from securities sold short:	$—	$56,436,719	$—
(f) Premiums on written options:	$—	$80,020	$—

See accompanying notes to the financial statements.	64

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	Multi-Sector Fixed Income Fund	Opportunistic Income Fund	U.S. Treasury Fund
Net assets consist of:
Paid-in capital	$121,953,653	$1,595,393,308	$551,059,071
Distributable earnings (accumulated loss)	(45,934,542)	(165,204,291)	(1,610,004)

	$76,019,111	$1,430,189,017	$549,449,067

Net assets attributable to:
Core Class	$—	$—	$549,449,067

Class III	$12,166,233	$69,589,338	$—

Class IV	$63,852,878	$—	$—

Class VI	$—	$246,186,790	$—

Class R6	$—	$178,391,042	$—

Class I	$—	$936,021,847	$—

Shares outstanding:
Core Class	—	—	109,839,233

Class III	708,489	2,899,507	—

Class IV	3,698,870	—	—

Class VI	—	10,257,909	—

Class R6	—	7,459,993	—

Class I	—	39,081,388	—

Net asset value per share:
Core Class	$—	$—	$5.00

Class III	$17.17	$24.00	$—

Class IV	$17.26	$—	$—

Class VI	$—	$24.00	$—

Class R6	$—	$23.91	$—

Class I	$—	$23.95	$—

65	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 29, 2024

	Asset	Emerging
	Allocation	Country		High Yield
	Bond Fund	Debt Fund		Fund
Investment Income:
Dividends from unaffiliated issuers	$1,103,714	$161,652		$111,862
Dividends from affiliated issuers (Note 10)	—	1,101,569		—
Interest	312,425	190,732,742		7,325,895
Other income	—	41,314		—

Total investment income	1,416,139	192,037,277		7,437,757

Expenses:
Management fee (Note 5)	71,480	8,909,841		626,075
Shareholder service fee – Class III (Note 5)	15 *	1,863,509		—
Shareholder service fee – Class IV (Note 5)	—	1,011,837		—
Shareholder service fee – Class VI (Note 5)	15,720	160,321		98,372
Shareholder service fee – Class I (Note 5)	—	—		30 **
Audit and tax fees	88,669	168,547		92,959
Custodian, fund accounting agent and transfer agent fees	19,449	461,848		60,593
Legal fees	5,917	160,991		9,199
Registration fees	4,108	7,126		22,602
Trustees’ fees and related expenses (Note 5)	1,413	145,421		10,517
Interest expense (Note 2)	—	1,025,235		—
Miscellaneous	5,001	64,971		6,526

Total expenses	211,772	13,979,647		926,873
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(112,326)	—		(102,431)
Indirectly incurred management fees waived or borne by GMO (Note 5)	—	(10,224)		—

Net expenses	99,446	13,969,423		824,442

Net investment income (loss)	1,316,693	178,067,854		6,613,315

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(143,296)	(200,593,202)		(6,424,399)
Investments in affiliated issuers	—	1,162,267		—
Bond forward contracts	—	4,269,578		—
Futures contracts	555,744	—		179,539
Options	—	(328,738)		886,551
Swap contracts	—	(2,330,591)		9,556,226
Forward currency contracts	264,229	(2,709,944)		4,707,802
Foreign currency and foreign currency related transactions	(12,211)	(669,816)		402,806

Net realized gain (loss)	664,466	(201,200,446	)***	9,308,525

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(39,279)	447,484,823		1,737,929
Investments in affiliated issuers	—	3,612,196		—
Bond forward contracts	—	861,107		—
Futures contracts	311,064	—		15,549
Options	—	144,082		(420,791)
Swap contracts	—	(14,497,936)		133,796
Forward currency contracts	40,853	(855,685)		1,669,916
Foreign currency and foreign currency related transactions	—	16,565		—

Net change in unrealized appreciation (depreciation)	312,638	436,765,152		3,136,399

Net realized and unrealized gain (loss)	977,104	235,564,706		12,444,924

Net increase (decrease) in net assets resulting from operations	$2,293,797	$413,632,560		$19,058,239

*	Class III liquidated on August 28, 2023.
**	Period from April 13, 2023 (commencement of operations) through February 29, 2024.
***	For the details related to in-kind redemption realized gain (loss) please refer to Note 6.

See accompanying notes to the financial statements.	66

GMO Trust Funds

Statements of Operations — Year Ended February 29, 2024 — (Continued)

	Multi-Sector	Opportunistic
	Fixed Income	Income	U.S. Treasury
	Fund	Fund	Fund
Investment Income:
Interest	$3,005,152	$86,607,174	$24,362,030
Dividends from affiliated issuers (Note 10)	1,474,723	574,261	—
Dividends from unaffiliated issuers	39,400	563,508	28,020

Total investment income	4,519,275	87,744,943	24,390,050

Expenses:
Management fee (Note 5)	256,560	5,203,644	368,293
Shareholder service fee – Class III (Note 5)	23,834	89,065	—
Shareholder service fee – Class IV (Note 5)	86,735	—	—
Shareholder service fee – Class VI (Note 5)	—	175,071	—
Shareholder service fee – Class R6 (Note 5)	—	274,927	—
Shareholder service fee – Class I (Note 5)	—	1,109,908	—
Audit and tax fees	94,207	136,260	47,863
Custodian, fund accounting agent and transfer agent fees	103,331	1,049,363	67,813
Legal fees	5,419	44,296	17,496
Registration fees	6,004	89,268	3,161
Trustees’ fees and related expenses (Note 5)	6,122	72,818	25,755
Interest expense (Note 2)	—	22,153	—
Miscellaneous	4,688	54,229	5,626

Total expenses	586,900	8,321,002	536,007
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(194,248)	(452,295)	(186,400)
Indirectly incurred management fees waived or borne by GMO (Note 5)	(98,553)	(7,373)	—
Indirectly incurred shareholder service fees waived or borne by GMO (Note 5)	(13,845)	—	—

Net expenses	280,254	7,861,334	349,607

Net investment income (loss)	4,239,021	79,883,609	24,040,443

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(4,368,407)	(4,575,218)	(280,989)
Investments in affiliated issuers	(1,106,571)	—	—
Investments in securities sold short	—	330,664	—
Futures contracts	(2,543,802)	510,879	—
Written options	—	1,303,214	—
Swap contracts	(701,064)	186,392	—
Forward currency contracts	1,424,852	(28,406)	—
Foreign currency and foreign currency related transactions	204,995	68,592	—

Net realized gain (loss)	(7,089,997)	(2,203,883)	(280,989)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,106,237	8,953,976	1,157,739
Investments in affiliated issuers	1,594,995	21,833	—
Investments in securities sold short	—	320,809	—
Futures contracts	121,940	1,006,805	—
Written options	—	(53,333)	—
Swap contracts	(360,656)	(5,935,219)	—
Forward currency contracts	377,694	(139,398)	—
Foreign currency and foreign currency related transactions	23,643	(31,564)	—

Net change in unrealized appreciation (depreciation)	5,863,853	4,143,909	1,157,739

Net realized and unrealized gain (loss)	(1,226,144)	1,940,026	876,750

Net increase (decrease) in net assets resulting from operations	$3,012,877	$81,823,635	$24,917,193

67	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Asset			Emerging
	Allocation			Country
	Bond Fund			Debt Fund
	Year Ended			Year Ended
	February 28/29,			February 28/29,
	2024		2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,316,693		$441,165	$178,067,854	$210,206,407
Net realized gain (loss)	664,466		(4,991,505)	(201,200,446)	(240,628,308)
Change in net unrealized appreciation (depreciation)	312,638		631,261	436,765,152	(253,280,536)

Net increase (decrease) in net assets from operations	2,293,797		(3,919,079)	413,632,560	(283,702,437)

Distributions to shareholders:
Class III	(409	)*	—	(128,801,963)	(99,791,566)
Class IV	—		—	(98,805,105)	(167,952,272)
Class VI	(1,687,818)		(157,978)	(25,492,175)	(94,556,130)

Total distributions	(1,688,227)		(157,978)	(253,099,243)	(362,299,968)

Net share transactions (Note 9):
Class III	(18,436	)*	—	(216,705,807)	433,276,064
Class IV	—		—	(282,607,487)	(104,836,068)
Class VI	19,488,953		(13,791,287)	(175,067,798)	(628,940,069)

Increase (decrease) in net assets resulting from net share transactions	19,470,517		(13,791,287)	(674,381,092)	(300,500,073)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—		—	2,537,837	1,008,898
Class IV	—		—	1,925,340	1,719,233
Class VI	—		—	570,885	919,077

Increase (decrease) in net assets resulting from purchase premiums and redemption fees	—		—	5,034,062	3,647,208

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	19,470,517		(13,791,287)	(669,347,030)	(296,852,865)

Total increase (decrease) in net assets	20,076,087		(17,868,344)	(508,813,713)	(942,855,270)
Net assets:
Beginning of period	20,150,432		38,018,776	2,786,361,339	3,729,216,609

End of period	$40,226,519		$20,150,432	$2,277,547,626	$2,786,361,339

*	Class III liquidated on August 28, 2023.

See accompanying notes to the financial statements.	68

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	High Yield Fund		Multi-Sector Fixed Income Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,613,315	$4,756,870	$4,239,021	$2,971,439
Net realized gain (loss)	9,308,525	(4,357,771)	(7,089,997)	(13,470,824)
Change in net unrealized appreciation (depreciation)	3,136,399	3,490,664	5,863,853	(2,317,510)

Net increase (decrease) in net assets from operations	19,058,239	3,889,763	3,012,877	(12,816,895)

Distributions to shareholders:
Class III	—	—	—	(149,319)
Class IV	—	—	—	(1,851,259)
Class VI	(7,199,889)	(18,971,313)	—	—
Class I	(281)*	—	—	—

Total distributions	(7,200,170)	(18,971,313)	—	(2,000,578)

Net share transactions (Note 9):
Class III	—	—	(2,877,718)	7,014,922
Class IV	—	—	(27,985,359)	(13,308,297)
Class VI	(109,659,827)	187,710,400	—	—
Class I	91,563 *	—	—	—

Increase (decrease) in net assets resulting from net share transactions	(109,568,264)	187,710,400	(30,863,077)	(6,293,375)

Total increase (decrease) in net assets	(97,710,195)	172,628,850	(27,850,200)	(21,110,848)
Net assets:
Beginning of period	257,215,071	84,586,221	103,869,311	124,980,159

End of period	$159,504,876	$257,215,071	$76,019,111	$103,869,311

*	Period from April 13, 2023 (commencement of operations) through February 29, 2024.

69	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Opportunistic Income Fund		U.S. Treasury Fund
	Year Ended		Year Ended
	February 28/29,		February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$79,883,609	$43,573,629	$24,040,443	$8,732,456
Net realized gain (loss)	(2,203,883)	(2,342,156)	(280,989)	(1,062,384)
Change in net unrealized appreciation (depreciation)	4,143,909	(47,249,469)	1,157,739	(298,759)

Net increase (decrease) in net assets from operations	81,823,635	(6,017,996)	24,917,193	7,371,313

Distributions to shareholders:
Core Class	—	—	(24,040,453)	(8,732,859)
Class III	(4,242,957)	(353,815)	—	—
Class VI	(18,647,963)	(19,571,131)	—	—
Class R6	(11,825,892)	(9,882,307)	—	—
Class I	(50,926,913)	(20,733,424)	—	—

Total distributions	(85,643,725)	(50,540,677)	(24,040,453)	(8,732,859)

Net share transactions (Note 9):
Core Class	—	—	140,115,213	152,052,342
Class III	21,964,569	36,408,292	—	—
Class VI	(144,019,338)	35,260,297	—	—
Class R6	(7,398,523)	44,469,462	—	—
Class I	436,305,895	83,699,966	—	—

Increase (decrease) in net assets resulting from net share transactions	306,852,603	199,838,017	140,115,213	152,052,342

Total increase (decrease) in net assets	303,032,513	143,279,344	140,991,953	150,690,796
Net assets:
Beginning of period	1,127,156,504	983,877,160	408,457,114	257,766,318

End of period	$1,430,189,017	$1,127,156,504	$549,449,067	$408,457,114

See accompanying notes to the financial statements.	70

GMO Trust Funds

Statement of Cash Flows — Year Ended February 29, 2024

Emerging Country Debt Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$413,632,560

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation	(436,765,152)
Net realized (gain) loss	201,200,446
Cost of purchase of investments held long	(863,163,235)
Proceeds from sale of investments held long	1,361,459,816
Net accretion of discount and amortization of premium	(10,901,990)
Short-term investments, net	13,859,849
Cash flows related to derivative transactions:
Bond forward contracts	4,269,578
Swap contracts	(7,108,614)
Forward currency contracts	(2,709,944)
Foreign currency and foreign currency related transactions	(653,251)
Change in assets and liabilities:
(Increase) decrease in due from broker	7,489,907
(Increase) decrease in dividends and interest receivable	10,165,516
(Increase) decrease in interest receivable for open OTC swap contracts	145,339
(Increase) decrease in receivable for closed swap contracts	(34,841)
(Increase) decrease in miscellaneous receivable	(1,317)
Increase (decrease) in payable to affiliate for:
Management fee	(132,595)
Shareholder service fee	(17,060)
Increase (decrease) in due to custodian	(38,848)
Increase (decrease) in payable for closed swap contracts	(806,556)
Increase (decrease) in payable to Trustees and related expenses	4,024
Increase (decrease) in interest payable for OTC swap contracts^	(186,530)
Increase (decrease) in accrued expenses	134,492

Net cash provided by (used in) operating activities	689,841,594

Cash flows from financing activities:
Proceeds from shares sold	402,038,401
Shares repurchased	(1,054,204,598)
Cash distributions paid	(44,375,514)
Purchase premiums and redemption fees	5,034,062
Increase (decrease) in payable for reverse repurchase agreements^^	15,156,793

Net cash provided by (used in) financing activities	(676,350,856)

Net increase (decrease) in cash	13,490,738
Cash, beginning of period	790,094

Cash, end of period	$14,280,832

Supplemental disclosure of cash flow information:
Cash paid during the period for:
^ Interest on swap contracts	$7,082,976
^^ Interest on reverse repurchase agreements	$738,317
Supplemental information (non-cash financing activities):
Redemptions in-kind	$230,967,102

71	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ASSET ALLOCATION BOND FUND

	Class VI Shares
	Year Ended February 28/29,
	2024		2023		2022		2021		2020
Net asset value, beginning of period	$20.37		$23.52		$23.88		$22.72		$21.67

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.92		0.40		0.39		0.27		0.56
Net realized and unrealized gain (loss)	(0.71)		(3.40)		(0.31)		1.18		1.53

Total from investment operations	0.21		(3.00)		0.08		1.45		2.09

Less distributions to shareholders:
From net investment income	(1.06)		(0.15)		(0.44)		(0.29)		(1.04)

Total distributions	(1.06)		(0.15)		(0.44)		(0.29)		(1.04)

Net asset value, end of period	$19.52		$20.37		$23.52		$23.88		$22.72

Total Return(b)	0.88%		(12.81)%		0.26%		6.39%		9.83%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$40,227		$20,131		$37,997		$58,621		$192,410
Net operating expenses to average daily net assets	0.35	%(c)	0.32	%(c)	0.31	%(c)	0.31	%(c)	0.31	%(c)
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	—		—		—		—		0.00	%(e)
Total net expenses to average daily net assets	0.35	%(c)	0.32	%(c)	0.31	%(c)	0.31	%(c)	0.31	%(c)
Net investment income (loss) to average daily net assets(a)	4.61%		1.88%		1.60%		1.15%		2.49%
Portfolio turnover rate(f)	0%		95%		209%		30%		16%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.39%		0.61%		0.17	%(g)	0.08	%(g)	0.06	%(g)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	N/A	96%	206%	39%	37%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	72

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

	Class III Shares
	Year Ended February 28/29,
	2024		2023		2022		2021		2020
Net asset value, beginning of period	$17.71		$21.34		$25.54		$27.38		$26.82

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.27		1.28		1.42		1.56		1.44
Net realized and unrealized gain (loss)	1.82		(2.52)		(3.16)		(0.85)		0.91

Total from investment operations	3.09		(1.24)		(1.74)		0.71		2.35

Less distributions to shareholders:
From net investment income	(1.90)		(2.39)		(1.82)		(1.93)		(1.79)
From net realized gains	—		—		(0.64)		(0.62)		—

Total distributions	(1.90)		(2.39)		(2.46)		(2.55)		(1.79)

Net asset value, end of period	$18.90		$17.71		$21.34		$25.54		$27.38

Total Return(b)	18.14%		(5.52)%		(7.83)%		2.67%		8.97%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,085,552		$1,222,989		$942,565		$1,010,106		$1,133,945
Net operating expenses to average daily net assets(c)	0.54%		0.54%		0.53%		0.54%		0.53%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.04%		0.00	%(e)	—		0.00	%(e)	0.01%
Total net expenses to average daily net assets(c)	0.58%		0.54%		0.53%		0.54%		0.54%
Net investment income (loss) to average daily net assets(a)	6.96%		6.75%		5.62%		6.02%		5.23%
Portfolio turnover rate(f)	20%		32%		34%		56%		41%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(e)(g)	—		0.00	%(e)(g)	0.00	%(e)(g)	0.00	%(e)(g)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.04		$0.02		$0.02		$0.03		$0.03

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	20%	32%	33%	55%	40%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

73	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND (continued)

	Class IV Shares
	Year Ended February 28/29,
	2024		2023		2022		2021		2020
Net asset value, beginning of period	$17.67		$21.30		$25.50		$27.34		$26.77

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.27		1.28		1.41		1.39		1.43
Net realized and unrealized gain (loss)	1.82		(2.51)		(3.14)		(0.66)		0.94

Total from investment operations	3.09		(1.23)		(1.73)		0.73		2.37

Less distributions to shareholders:
From net investment income	(1.90)		(2.40)		(1.83)		(1.95)		(1.80)
From net realized gains	—		—		(0.64)		(0.62)		—

Total distributions	(1.90)		(2.40)		(2.47)		(2.57)		(1.80)

Net asset value, end of period	$18.86		$17.67		$21.30		$25.50		$27.34

Total Return(b)	18.22%		(5.48)%		(7.82)%		2.73%		9.08%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$955,908		$1,170,559		$1,531,528		$3,218,116		$3,219,098
Net operating expenses to average daily net assets(c)	0.49%		0.49%		0.48%		0.49%		0.48%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.04%		0.00	%(e)	—		0.00	%(e)	0.01%
Total net expenses to average daily net assets(c)	0.53%		0.49%		0.48%		0.49%		0.49%
Net investment income (loss) to average daily net assets(a)	7.02%		6.78%		5.56%		5.38%		5.22%
Portfolio turnover rate(f)	20%		32%		34%		56%		41%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(e)(g)	—		0.00	%(e)(g)	0.00	%(e)(g)	0.00	%(e)(g)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.02		$0.02		$0.03		$0.03

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	20%	32%	33%	55%	40%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	74

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND (continued)

	Class VI Shares
	Year Ended February 28/29,				Period from July 29, 2021 (commencement of operations) through February 28, 2022
	2024		2023
Net asset value, beginning of period	$17.66		$21.30		$25.89

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.28		1.27		0.77
Net realized and unrealized gain (loss)	1.82		(2.51)		(3.60)

Total from investment operations	3.10		(1.24)		(2.83)

Less distributions to shareholders:
From net investment income	(1.91)		(2.40)		(1.55)
From net realized gains	—		—		(0.21)

Total distributions	(1.91)		(2.40)		(1.76)

Net asset value, end of period	$18.85		$17.66		$21.30

Total Return(b)	18.27%		(5.49)%		(11.63	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$236,087		$392,813		$1,255,123
Net operating expenses to average daily net assets(c)	0.44%		0.44%		0.43	%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.04%		0.00	%(e)	—
Total net expenses to average daily net assets(c)	0.48%		0.44%		0.43	%*
Net investment income (loss) to average daily net assets(a)	7.06%		6.68%		5.35	%*
Portfolio turnover rate(f)	20%		32%		34	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.00	%(e)(g)	—		0.00	%(e)(g)*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.04		$0.02		$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	20%	32%	33%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

75	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

HIGH YIELD FUND

	Class VI Shares
	Year Ended February 28/29,
	2024	2023		2022		2021		2020
Net asset value, beginning of period	$16.73	$18.61		$20.90		$19.94		$20.21

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.64	0.32		0.21		0.64		0.48
Net realized and unrealized gain (loss)	1.20	(0.87)		0.13		0.77		0.82

Total from investment operations	1.84	(0.55)		0.34		1.41		1.30

Less distributions to shareholders:
From net investment income	(0.78)	(1.30)		(0.68)		(0.40)		(1.57)
From net realized gains	—	(0.03)		(1.95)		(0.05)		—

Total distributions	(0.78)	(1.33)		(2.63)		(0.45)		(1.57)

Net asset value, end of period	$17.79	$16.73		$18.61		$20.90		$19.94

Total Return(b)	11.03%	(2.90)%		1.35%		7.21%		6.40%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$159,413	$257,215		$84,586		$94,545		$161,449
Net operating expenses to average daily net assets(c)	0.46%	0.46%		0.51%		0.52	%(d)	0.52	%(d)
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	—	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.03%
Total net expenses to average daily net assets(c)	0.46%	0.46%		0.51%		0.52	%(d)	0.55	%(d)
Net investment income (loss) to average daily net assets(a)	3.70%	1.86%		1.05%		3.23%		2.34%
Portfolio turnover rate(g)	94%	31%		98%		288%		105%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%	0.01%		0.03%		0.00	%(f)(h)	0.00	%(f)(h)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5). (d) Includes recoupment of past reimbursed and/or waived fees (Note 5).
(e)

Interest expense incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)	Rounds to less than 0.01%.
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	N/A	N/A	N/A	317%	214%

(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	76

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout the period)

HIGH YIELD FUND (continued)

	Class I Shares
	Period from April 13, 2023 (commencement of operations) through February 29, 2024
Net asset value, beginning of period	$17.15

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.54
Net realized and unrealized gain (loss)	0.86

Total from investment operations	1.40

Less distributions to shareholders:
From net investment income	(0.77)

Total distributions	(0.77)

Net asset value, end of period	$17.78

Total Return(b)	8.20	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$92
Net expenses to average daily net assets(c)	0.60	%*
Net investment income (loss) to average daily net assets(a)	3.47	%*
Portfolio turnover rate	94	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.47	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

77	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

MULTI-SECTOR FIXED INCOME FUND

	Class III Shares
	Year Ended February 28/29,
	2024	2023		2022		2021		2020
Net asset value, beginning of period	$16.54	$18.84		$20.13		$22.19		$20.88

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.69	0.47		0.27		0.43		0.53
Net realized and unrealized gain (loss)	(0.06)	(2.45)		(0.99)		(0.24	)(b)	2.01

Total from investment operations	0.63	(1.98)		(0.72)		0.19		2.54

Less distributions to shareholders:
From net investment income	—	(0.32)		—		(0.93)		(0.64)
From net realized gains	—	—		(0.57)		(1.32)		(0.59)

Total distributions	—	(0.32)		(0.57)		(2.25)		(1.23)

Net asset value, end of period	$17.17	$16.54		$18.84		$20.13		$22.19

Total Return(c)	3.81%	(10.54)%		(3.74)%		0.59%		12.38%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,166	$14,757		$8,803		$31,602		$80,639
Net operating expenses to average daily net assets(d)	0.32%	0.29%		0.31%		0.30%		0.29%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	—	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)
Total net expenses to average daily net assets(d)	0.32%	0.29%		0.31%		0.30%		0.29%
Net investment income (loss) to average daily net assets(a)	4.12%	2.70%		1.33%		1.98%		2.43%
Portfolio turnover rate(g)	419%	326%		256%		262%		215%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(h)	0.30%	0.33%		0.24%		0.19%		0.16%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(e)

Interest expense incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)	Rounds to less than 0.01%.
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	N/A	329%	263%	335%	285%

(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	78

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

MULTI-SECTOR FIXED INCOME FUND (continued)

	Class IV Shares
	Year Ended February 28/29,
	2024	2023		2022		2021		2020
Net asset value, beginning of period	$16.61	$18.93		$20.20		$22.26		$20.94

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.70	0.47		0.28		0.35		0.54
Net realized and unrealized gain (loss)	(0.05)	(2.46)		(0.98)		(0.16	)(b)	2.02

Total from investment operations	0.65	(1.99)		(0.70)		0.19		2.56

Less distributions to shareholders:
From net investment income	—	(0.33)		—		(0.93)		(0.65)
From net realized gains	—	—		(0.57)		(1.32)		(0.59)

Total distributions	—	(0.33)		(0.57)		(2.25)		(1.24)

Net asset value, end of period	$17.26	$16.61		$18.93		$20.20		$22.26

Total Return(c)	3.91%	(10.56)%		(3.63)%		0.59%		12.44%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$63,853	$89,113		$116,178		$133,862		$449,655
Net operating expenses to average daily net assets(d)	0.27%	0.24%		0.25%		0.24%		0.24%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(e)	—	0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)
Total net expenses to average daily net assets(d)	0.27%	0.24%		0.25%		0.24%		0.24%
Net investment income (loss) to average daily net assets(a)	4.13%	2.70%		1.39%		1.57%		2.47%
Portfolio turnover rate(g)	419%	326%		256%		262%		215%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(h)	0.30%	0.33%		0.25%		0.19%		0.16%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(e)

Interest expense incurred as a result of entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(f)	Rounds to less than 0.01%.
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	N/A	329%	263%	335%	285%

(h)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

79	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

OPPORTUNISTIC INCOME FUND

	Class III Shares
	Year Ended February 28/29,				Period from February 1, 2022 (commencement of operations through February 28,		Period from July 21, 2021 (commencement of operations) through December 28,
	2024		2023		2022		2021
Net asset value, beginning of period	$24.11		$25.56		$25.66		$25.88

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.51		1.05		0.07		0.44
Net realized and unrealized gain (loss)	0.01		(1.23)		(0.17)		(0.33)

Total from investment operations	1.52		(0.18)		(0.10)		0.11

Less distributions to shareholders:
From net investment income	(1.63)		(0.90)		—		(0.42)
From net realized gains	—		(0.37)		—		—

Total distributions	(1.63)		(1.27)		—		(0.42)

Net asset value, end of period	$24.00		$24.11		$25.56		$25.57

Total Return(b)	6.44%		(0.66)%		(0.39	)%**	0.43	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$69,589		$48,101		$12,281		$13,847
Net operating expenses to average daily net assets(c)	0.57%		0.56%		0.70	%*	0.56	%*
Interest and/or dividend expenses to average daily net assets(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)*	0.00	%(e)*
Total net expenses to average daily net assets(c)	0.57%		0.56%		0.70	%*	0.56	%*
Net investment income (loss) to average daily net assets(a)	6.19%		4.19%		3.92	%*	3.84	%*
Portfolio turnover rate(f)	160%		73%		95	%**	95	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(g)	0.06%		0.08	%*	0.04	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021
Portfolio turnover rate including transactions in USTF	159%	72%	94%	45%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	80

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

OPPORTUNISTIC INCOME FUND (continued)

	Class VI Shares
	Year Ended February 28/29,
	2024		2023		2022		2021		2020
Net asset value, beginning of period	$24.10		$25.56		$25.84		$26.15		$26.21

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.52		1.11		0.81		1.06		1.46
Net realized and unrealized gain (loss)	0.03		(1.27)		(0.55)		(0.31)		(0.06)

Total from investment operations	1.55		(0.16)		0.26		0.75		1.40

Less distributions to shareholders:
From net investment income	(1.65)		(0.93)		(0.54)		(1.06)		(1.46)
From net realized gains	—		(0.37)		—		—		—

Total distributions	(1.65)		(1.30)		(0.54)		(1.06)		(1.46)

Net asset value, end of period	$24.00		$24.10		$25.56		$25.84		$26.15

Total Return(b)	6.56%		(0.58)%		1.00%		2.95%		5.45%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$246,187		$389,295		$375,117		$477,457		$825,876
Net operating expenses to average daily net assets(c)	0.48%		0.47%		0.47%		0.47%		0.47%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)
Total net expenses to average daily net assets(c)	0.48%		0.47%		0.47%		0.47%		0.47%
Net investment income (loss) to average daily net assets(a)	6.24%		4.52%		3.13%		4.12%		5.50%
Portfolio turnover rate(f)	160%		73%		95%		43%		47%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03	%(g)	0.05%		0.05	%(g)	0.05	%(g)	0.04	%(g)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$—		$—		$—		$—		$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	159%	72%	94%	45%	48%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

81	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

OPPORTUNISTIC INCOME FUND (continued)

	Class R6 Shares
	Year Ended February 28/29,				Period from May 19, 2021 (commencement of operations) through February 28,
	2024		2023		2022
Net asset value, beginning of period	$24.02		$25.48		$25.86

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.50		1.08		0.67
Net realized and unrealized gain (loss)	0.01		(1.27)		(0.51)

Total from investment operations	1.51		(0.19)		0.16

Less distributions to shareholders:
From net investment income	(1.62)		(0.90)		(0.54)
From net realized gains	—		(0.37)		—

Total distributions	(1.62)		(1.27)		(0.54)

Net asset value, end of period	$23.91		$24.02		$25.48

Total Return(b)	6.43%		(0.68)%		0.62	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$178,391		$186,230		$152,877
Net operating expenses to average daily net assets(c)	0.57%		0.56%		0.58	%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)*
Total net expenses to average daily net assets(c)	0.57%		0.56%		0.58	%*
Net investment income (loss) to average daily net assets(a)	6.16%		4.42%		3.29	%*
Portfolio turnover rate(f)	160%		73%		95	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(g)	0.05%		0.05	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022
Portfolio turnover rate including transactions in USTF	159%	72%	94%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	82

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

OPPORTUNISTIC INCOME FUND (continued)

	Class I Shares
	Year Ended February 28/29,								Period from November 5, 2019 (commencement of operations) through February 29,
	2024		2023		2022		2021		2020
Net asset value, beginning of period	$24.06		$25.51		$25.80		$26.12		$26.85

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.48		1.06		0.77		0.89		0.54
Net realized and unrealized gain (loss)	0.01		(1.26)		(0.57)		(0.18)		(0.08)

Total from investment operations	1.49		(0.20)		0.20		0.71		0.46

Less distributions to shareholders:
From net investment income	(1.60)		(0.88)		(0.49)		(1.03)		(1.19)
From net realized gains	—		(0.37)		—		—		—

Total distributions	(1.60)		(1.25)		(0.49)		(1.03)		(1.19)

Net asset value, end of period	$23.95		$24.06		$25.51		$25.80		$26.12

Total Return(b)	6.33%		(0.73)%		0.77%		2.79%		1.80	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$936,022		$503,531		$443,602		$417,150		$22,684
Net operating expenses to average daily net assets(c)	0.67%		0.66%		0.67%		0.68%		0.66	%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)*
Total net expenses to average daily net assets(c)	0.67%		0.66%		0.67%		0.68%		0.66	%*
Net investment income (loss) to average daily net assets(a)	6.09%		4.33%		2.97%		3.47%		6.55	%*
Portfolio turnover rate(f)	160%		73%		95%		43%		47	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(g)	0.05%		0.05	%(g)	0.07	%(g)	0.07	%(g)*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)	Rounds to less than 0.01%.
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29, 2024	February 28, 2023	February 28, 2022	February 28, 2021	February 29, 2020
Portfolio turnover rate including transactions in USTF	159%	72%	94%	45%	48%

(g)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

83	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

U.S. TREASURY FUND

	Core Shares
	Year Ended February 28/29,
	2024	2023	2022		2021		2020
Net asset value, beginning of period	$4.99	$5.01	$5.04		$5.02		$5.00

Income (loss) from investment operations:
Net investment income (loss)†	0.26	0.13	0.01		0.01		0.10
Net realized and unrealized gain (loss)	0.01	(0.03)	(0.04)		0.02		0.02

Total from investment operations	0.27	0.10	(0.03)		0.03		0.12

Less distributions to shareholders:
From net investment income	(0.26)	(0.12)	(0.00	)(a)	(0.01)		(0.10)
From net realized gains	—	—	(0.00	)(a)	(0.00	)(a)	—

Total distributions	(0.26)	(0.12)	(0.00	)(a)	(0.01)		(0.10)

Net asset value, end of period	$5.00	$4.99	$5.01		$5.04		$5.02

Total Return(b)	5.54%	2.00%	(0.37)%		0.63%		2.47%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$549,449	$408,457	$257,766		$382,455		$222,762
Net expenses to average daily net assets	0.08%	0.01%	0.02%		0.08%		0.06%
Net investment income (loss) to average daily net assets	5.22%	2.60%	0.13%		0.20%		2.03%
Portfolio turnover rate(c)	0%	0%	0%		0%		0%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%	0.12%	0.10%		0.03%		0.05%

(a)	Rounds to less than $0.01.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	84

GMO Trust Funds

Notes to Financial Statements

February 29, 2024

1.	Organization

Each of Asset Allocation Bond Fund, Emerging Country Debt Fund, High Yield Fund, Multi-Sector Fixed Income Fund, Opportunistic Income Fund and U.S. Treasury Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

Many of the Funds may invest without limitation in other GMO Funds (“underlying funds”). In particular, pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), some of the Funds may invest in Emerging Country Debt Fund, Opportunistic Income Fund and U.S. Treasury Fund. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. The financial statements are available without charge on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective

Asset Allocation Bond Fund	FTSE 3-Month Treasury Bill Index	Total return in excess of its benchmark

Emerging Country Debt Fund	J.P. Morgan EMBI Global Diversified	Total return in excess of its benchmark

High Yield Fund	Markit iBoxx USD Liquid High Yield Index	Total return in excess of its benchmark

Multi-Sector Fixed Income Fund	Bloomberg U.S. Aggregate Index	Total return in excess of its benchmark

Opportunistic Income Fund	Not Applicable	Capital appreciation and current income

U.S. Treasury Fund	Not Applicable	Liquidity and safety of principal with current income as a secondary objective

Asset Allocation Bond Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a pricing source determined by GMO. GMO evaluates pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within that range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available when a Fund calculates

85

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

its net asset value, the derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted non-fixed income securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close before the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below).

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available when a Fund calculates its net asset value, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the price determined for a particular security may be materially different from the value realized upon its sale. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 29, 2024, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain debt obligations, such as collateralized loan obligations, that have yet to begin trading that are valued at cost; and certain foreign equity

86

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they may be valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; certain loan assignments valued using a vendor price of a comparable loan; certain investment funds whose valuations are based on monthly net asset value statements; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price and potential litigation recoveries and interests related to bankruptcy proceedings.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 29, 2024:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$5,005,786	$—	$—	$5,005,786

TOTAL DEBT OBLIGATIONS	5,005,786	—	—	5,005,786

Short-Term Investments	212,181	34,800,672	—	35,012,853

Total Investments	5,217,967	34,800,672	—	40,018,639

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	48,543	—	48,543
Futures Contracts
Interest Rate Risk	295,915	—	—	295,915

Total	$5,513,882	$34,849,215	$—	$40,363,097

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$6,163,470	$—	$6,163,470
Corporate Debt	—	81,629,934	15,769,296	97,399,230
Sovereign and Sovereign Agency Issuers	—	1,853,854,082	160,306,605	2,014,160,687
U.S. Government	8,162,207	—	—	8,162,207

TOTAL DEBT OBLIGATIONS	8,162,207	1,941,647,486	176,075,901	2,125,885,594

Loan Assignments	—	—	22,151,861	22,151,861
Loan Participations	—	—	8,710,556	8,710,556
Investment Funds	—	—	13,370,532	13,370,532
Rights/Warrants	—	15,005,052	5,204,280	20,209,332
Short-Term Investments	5,449,509	21,999,134	—	27,448,643

Total Investments	13,611,716	1,978,651,672	225,513,130	2,217,776,518

87

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February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Emerging Country Debt Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$1,811,111	$—	$1,811,111
Options
Credit Risk	—	—	117,019	117,019
Swap Contracts
Credit Risk	—	6,333,509	—	6,333,509
Interest Rate Risk	—	1,512,366	—	1,512,366

Total	$13,611,716	$1,988,308,658	$225,630,149	$2,227,550,523

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(449,559)	$—	$(449,559)
Swap Contracts
Credit Risk	—	(1,468,353)	—	(1,468,353)
Interest Rate Risk	—	(8,672,941)	—	(8,672,941)

Total	$—	$(10,590,853)	$—	$(10,590,853)

High Yield Fund
Asset Valuation Inputs
Debt Obligations
Corporate Debt	$—	$24,439,638	$—	$24,439,638
U.S. Government	37,474,196	—	—	37,474,196

TOTAL DEBT OBLIGATIONS	37,474,196	24,439,638	—	61,913,834

Short-Term Investments	1,835,572	91,543,131	—	93,378,703

Total Investments	39,309,768	115,982,769	—	155,292,537

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	1,669,916	—	1,669,916
Futures Contracts
Interest Rate Risk	13,780	—	—	13,780
Swap Contracts
Credit Risk	—	672,901	—	672,901
Interest Rate Risk	—	3,437,893	—	3,437,893

Total	$39,323,548	$121,763,479	$—	$161,087,027

Liability Valuation Inputs
Derivatives^
Written Options
Credit Risk	$—	$(85,076)	$—	$(85,076)

Total	$—	$(85,076)	$—	$(85,076)

88

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February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Multi-Sector Fixed Income Fund
Asset Valuation Inputs
Debt Obligations
Corporate Debt	$—	$16,867,258	$—	$16,867,258
U.S. Government	4,329,203	—	—	4,329,203
U.S. Government Agency	—	15,225,908	—	15,225,908

TOTAL DEBT OBLIGATIONS	4,329,203	32,093,166	—	36,422,369

Common Stocks	11,489,400	—	—	11,489,400
Mutual Funds	18,157,656	—	—	18,157,656
Short-Term Investments	496,067	23,705,935	—	24,202,002

Total Investments	34,472,326	55,799,101	—	90,271,427

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	1,014,818	—	1,014,818
Futures Contracts
Interest Rate Risk	90,438	—	—	90,438
Swap Contracts
Interest Rate Risk	—	772,606	—	772,606

Total	$34,562,764	$57,586,525	$—	$92,149,289

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(222,298)	$—	$(222,298)
Swap Contracts
Interest Rate Risk	—	(1,238,166)	—	(1,238,166)

Total	$—	$(1,460,464)	$—	$(1,460,464)

Opportunistic Income Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$974,349,075	$9,033,905	$983,382,980
U.S. Government	62,300,842	—	—	62,300,842
U.S. Government Agency	7,502,898	75,309,097	3,200,030	86,012,025

TOTAL DEBT OBLIGATIONS	69,803,740	1,049,658,172	12,233,935	1,131,695,847

Mutual Funds	11,616,211	—	—	11,616,211
Short-Term Investments	42,562,345	309,951,950	—	352,514,295
Purchased Options	—	219,008	—	219,008

Total Investments	123,982,296	1,359,829,130	12,233,935	1,496,045,361

Derivatives^
Futures Contracts
Interest Rate Risk	520,480	—	—	520,480
Swap Contracts
Credit Risk	—	11,397,150	—	11,397,150
Interest Rate Risk	—	264,952	—	264,952

Total	$124,502,776	$1,371,491,232	$12,233,935	$1,508,227,943

89

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February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Opportunistic Income Fund (continued)
Liability Valuation Inputs
Debt Obligations
U.S. Government Agency	$—	$(56,115,910)	$—	$(56,115,910)

TOTAL DEBT OBLIGATIONS	—	(56,115,910)	—	(56,115,910)

Derivatives^
Written Options
Credit Risk	—	(34,461)	—	(34,461)
Swap Contracts
Credit Risk	—	(4,643,766)	—	(4,643,766)

Total	$—	$(60,794,137)	$—	$(60,794,137)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$436,941,632	$108,069,079	$—	$545,010,711

Total Investments	436,941,632	108,069,079	—	545,010,711

Total	$436,941,632	$108,069,079	$—	$545,010,711

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^

In the tables above derivatives are based on market values, rather than the notional amounts of derivatives, except for bond forward contracts and forward currency contracts which are based on unrealized appreciation/(depreciation). Excludes purchased options, if any, which are included in investments.

The underlying funds held at year end are classified above as Level 1. Certain underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using significant unobservable inputs. For a summary of the levels assigned to the underlying funds’ direct securities and derivatives, if any, please refer to the underlying funds’ Notes to Financial Statements which are available on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

As of February 29, 2024, under U.S. GAAP the following Funds require additional disclosures about fair value measurements for Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets). Level 3 holdings include investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes, vendor). Emerging Country Debt Fund’s Level 3 holdings also include the Republic of Albania Par Bond, due 8/31/25, which is valued by applying a 140 basis point spread to the yield of the U.S. Treasury Strip Principal, due 8/15/25, Empresa Nacional de Electricidad SA, due 2/01/97 which is valued based on the average of a selection of comparable bonds and applying a 270 basis point discount for liquidity considerations and Meridiam Eastern Europe Investment S.à.r.l. Loan Agreement, due 6/23/28, which is valued based on a more liquid loan participation’s price.

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February 29, 2024

The following is a reconciliation of securities and derivatives, if any, for Funds in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2023	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balances as of February 29, 2024	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2024
Emerging Country Debt Fund
Debt Obligations
Corporate Debt	$15,471,486	$2,435,747	$(1,408,200)	$2,146	$(316,063)	$(415,820)	$—	$—	$15,769,296	$(415,820)
Sovereign and Sovereign Agency Issuers	197,198,523	844,728	(39,243,562)	35,242,225	(71,344,872)	107,764,060	—	(70,154,497)‡	160,306,605	62,849,217
Investment Funds	7,035,403	9,300,000	(7,020,607)	—	1,338,837	2,716,899	—	—	13,370,532	2,716,899
Loan Assignments	32,811,159	—	(13,649,476)	772,191	275,327	1,942,660	—	—	22,151,861	1,942,660
Loan Participations	21,513,110	3,374,918	(12,333,574)	(3,138,488)	(1,444,077)	738,667	—	—	8,710,556	(1,073,408)
Rights/Warrants	3,216,316	50,928	(525,608)	2,378	(28,124)	2,488,390	—	—	5,204,280	2,488,390

Total Investments	277,245,997	16,006,321	(74,181,027)	32,880,452	(71,518,972)	115,234,856	—	(70,154,497)	225,513,130	68,507,938

Derivatives
Options	301,675	—	—	—	(328,738)	144,082	—	—	117,019	144,082

Total	$277,547,672	$16,006,321	$(74,181,027)#	$32,880,452	$(71,847,710)	$115,378,938	$—	$(70,154,497)	$225,630,149	$68,652,020

‡	Financial assets transferred between levels were due to a change in observable and/or unobservable inputs.
#	Includes $29,691,674 of proceeds received from partial calls and/or principal paydowns as applicable.

The following table summarizes the quantitative inputs used in the valuation of investments classified within Level 3 of the fair value hierarchy for the year ended February 29, 2024.

Quantitative information about Level 3 Fair Value Measurements*

Investment Type	Total Fair Value ($)	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Emerging Country Debt Fund
Sovereign and Sovereign Agency Issuers	37,794,649	Fair Value	Discount for lack of liquidity/marketability	1.40% - 1.60% (1.42%)
Sovereign and Sovereign Agency Issuers	9,435	Fair Value	Discount for lack of liquidity/marketability	99% (N/A)
Corporate Debt	13,875,775	Fair Value	Discount for lack of liquidity/marketability	2.70% (N/A)
Loan Assignments	1,441,913	Fair Value	Discount for lack of liquidity/marketability	5.00% (N/A)
Loan Participations	14,094,706	Fair Value	Vendor price of comparable loan	N/A
Warrants	323,089	Fair Value	Discount for lack of liquidity/marketability	50% (N/A)
Options	117,019	Fair Value	Probability of CDS threshold event	<5% (N/A)
Investment Funds	13,370,532	Fair Value	Net asset value statement	N/A

*

The table does not include Level 3 securities or derivatives that are valued by pricing vendors or brokers. As of February 29, 2024, the value of these securities and/or derivatives for Emerging Country Debt Fund was $144,603,031. The inputs for these investments are not readily available or cannot be reasonably estimated.

Cash

Cash and foreign currency, if any, in the Statements of Assets and Liabilities consist of cash balances held with the custodian.

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February 29, 2024

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Indexed investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities.

92

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

As of February 29, 2024, the Funds listed below had entered into repurchase agreements. The value of related collateral for each broker listed below exceeds the value of the repurchase agreements at year end. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Fund Name	Counterparty	Value ($)	Value (with associated collateral) ($)	Weighted Average Maturity (days)
Asset Allocation Bond Fund	Nomura Securities International, Inc.	32,999,662	33,578,847	1.0
Emerging Country Debt Fund	Nomura Securities International, Inc.	21,999,134	22,385,246	1.0
High Yield Fund	Nomura Securities International, Inc.	55,999,543	56,982,404	1.0
Multi-Sector Fixed Income Fund	Nomura Securities International, Inc.	13,999,885	14,245,601	1.0
Opportunistic Income Fund	Daiwa Capital Markets America, Inc.	309,951,950	316,810,313	1.0
U.S. Treasury Fund	Daiwa Capital Markets America, Inc.	49,546,703	50,247,595	1.0

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. As of February 29, 2024, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Emerging Country Debt Fund	15,156,793	14,940,307

As of February 29, 2024, Emerging Country Debt Fund had investments in reverse repurchase agreements with Barclays Bank PLC, J.P. Morgan Securities PLC and Nomura International PLC with a gross value of $15,156,793. The value of related collateral on reverse repurchase agreements exceeded the value at year end. As of February 29, 2024, the reverse repurchase agreements held by Emerging Country Debt Fund had open maturity dates.

Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The following is a summary of the gross value of reverse repurchase agreements categorized by class of collateral pledged and maturity date:

	February 29, 2024
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 days	Between 30-90 days	Greater Than 90 days	On Demand	Total
Emerging Country Debt Fund
Reverse Repurchase Agreements
Sovereign and Sovereign Agency Issuers	$—	$—	$—	$—	$15,156,793	$15,156,793

Total borrowings	$—	$—	$—	$—	$15,156,793	$15,156,793

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes.

93

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February 29, 2024

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e. stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Investments in when-issued securities also present the risk that the security will not be issued or delivered. Delayed delivery commitments outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the dividend and/or interest payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

With the exception of U.S. Treasury Fund, the policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. The policy of U.S. Treasury Fund is to declare dividends daily, to the extent net investment income is available. U.S. Treasury Fund will generally pay dividends on the first business day following the end of each month in which dividends were declared. Accrued dividends in respect of a shareholder’s partial redemption of U.S. Treasury Fund shares redeemed between monthly payment dates will be paid on the first business day following the end of the month in which redemptions are made. Accrued dividends in respect of a shareholder’s complete redemption of U.S. Treasury Fund shares between monthly payment dates will be paid with the redemption proceeds. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at its discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund, at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount. Taxes related to capital gains realized during the year ended February 29, 2024, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations.

94

GMO Trust Funds

Notes to Financial Statements —    (Continued)

February 29, 2024

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

Differences in distributable earnings on a U.S. GAAP and tax accounting basis primarily relate to the following:

Differences related to:	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund	Multi- Sector Fixed Income Fund	Opportunistic Income Fund	U.S. Treasury Fund
Capital loss carryforwards	X	X	X	X	X	X
Constructive sale gains					X
Defaulted bonds		X
Derivative contract transactions	X	X	X	X	X
Foreign currency transactions	X	X	X	X
Interest, accretion, and amortization		X	X	X	X
Losses on wash sale transactions	X	X	X	X
Losses related to debt obligations					X
Paydown gain/losses					X
Redemption in-kind transactions		X
Straddle loss deferrals				X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 29, 2024		Tax year ended February 28, 2023
Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Asset Allocation Bond Fund	1,688,227	1,688,227	157,978	—	157,978
Emerging Country Debt Fund	253,099,243	253,099,243	362,299,968	—	362,299,968
High Yield Fund	7,200,170	7,200,170	18,803,003	168,310	18,971,313
Multi-Sector Fixed Income Fund	—	—	2,000,578	—	2,000,578
Opportunistic Income Fund	85,643,725	85,643,725	40,558,234	9,982,443	50,540,677
U.S. Treasury Fund	24,040,453	24,040,453	8,732,859	—	8,732,859

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

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As of February 29, 2024, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short- term capital gain) ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses Deferral ($)
Asset Allocation Bond Fund	352,815	(50,569,124)	—
Emerging Country Debt Fund	8,216,426	(285,717,489)	—
High Yield Fund	8,696,175	(9,786,827)	—
Multi-Sector Fixed Income Fund	215,354	(42,471,233)	(29,228)
Opportunistic Income Fund	372,072	(49,019,086)	—
U.S. Treasury Fund	—	(2,075,998)	—

As of February 29, 2024, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 29, 2024, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

Fund Name	Short-Term ($)	Long-Term ($)
Asset Allocation Bond Fund	(27,698,734)	(22,870,390)
Emerging Country Debt Fund	(16,085,310)	(269,632,179)
High Yield Fund	(5,912,087)	(3,874,740)
Multi-Sector Fixed Income Fund	(8,432,648)	(34,038,585)
Opportunistic Income Fund	—	(49,019,086)
U.S. Treasury Fund	(2,075,998)	—

As of February 29, 2024, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments, for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments
Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	40,194,707	4,724	(180,792)	(176,068)	—
Emerging Country Debt Fund	3,202,213,094	39,230,210	(1,023,666,786)	(984,436,576)	(14,600,712)
High Yield Fund	159,223,741	548,001	(4,479,205)	(3,931,204)	149,781
Multi-Sector Fixed Income Fund	92,788,492	1,684,972	(4,202,037)	(2,517,065)	(1,164,855)
Opportunistic Income Fund	1,543,217,067	15,405,989	(118,693,605)	(103,287,616)	(13,263,323)
U.S. Treasury Fund	544,544,717	550,602	(84,608)	465,994	—

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. A Fund may recognize an income tax liability related to an uncertain tax position under U.S. GAAP when the uncertain tax position has a less than 50% probability that it would be sustained upon examination by the tax authorities, based on technical merits. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the

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prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction. As of February 29, 2024, each Fund has determined that no tax liability is required to be accrued in its financial statements related to uncertain tax positions for any tax years which are subject to examination.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation/deflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Cash balances maintained at the custodian and transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund directly or indirectly (e.g., through investments in underlying funds) as a result of an investor’s purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Purchase premiums and redemption fees are paid to and retained by a Fund for the benefit of non-transacting shareholders. Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and redemption fee or modify existing purchase premium and redemption fees at any time.

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

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GMO also may waive or reduce the purchase premium or redemption fee for a purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. For example, GMO may reduce the purchase premium to the extent that securities are used to purchase a Fund’s shares (taking into account transaction costs, stamp duties or transfer fees), and GMO may reduce redemption fees to the extent a Fund uses portfolio securities to redeem its shares (taking into account transaction costs, stamp duties or transfer fees).

As of February 29, 2024, the premium on cash purchases and the fee on cash redemptions were as follows:

	Asset Allocation Bond Fund	Emerging Country Debt Fund(1)	High Yield Fund	Multi-Sector Fixed Income Fund	Opportunistic Income Fund(2)	U.S. Treasury Fund
Purchase Premium	—	0.75%	—	—	—	—
Redemption Fee	—	0.75%	—	—	—	—

(1)

For the periods from July 31, 2020 to May 18, 2021, May 8, 2020 to July 31, 2020, March 25, 2020 to May 8, 2020, March 16, 2020 to March 25, 2020, February 1, 2016 to March 16, 2020 the premiums on purchases and the fee on redemptions were each 1.00%, 1.50%, 2.00%, 1.15% and 0.75%, respectively, of the amount invested or redeemed.

(2)	Prior to June 30, 2019, the premiums on purchases and the fee on redemptions were each 0.40% of the amount invested or redeemed.

Recently-issued accounting guidance

In June 2022, the Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update 2022-03, “Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). The amendments in ASU 2022-03 apply to all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify guidance for fair value measurement of an equity security subject to a contractual sale restriction and establish new disclosure requirements for such equity securities. The amendments in ASU 2022-03 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023 with early adoption permitted. GMO is currently evaluating the impact, if any, of the new disclosure requirements on the financial statements.

3. Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund	Multi-Sector Fixed Income Fund	Opportunistic Income Fund	U.S. Treasury Fund
Credit Risk	X	X	X	X	X	X
Market Risk – Fixed Income	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X

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	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund	Multi-Sector Fixed Income Fund	Opportunistic Income Fund	U.S. Treasury Fund
Management and Operational Risk	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X			X	X
Focused Investment Risk	X	X	X	X	X
Currency Risk	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X
Leveraging Risk	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X
Futures Contracts Risk			X	X	X
Fund of Funds Risk	X		X	X
Commodities Risk	X
Smaller Company Risk	X			X	X
Market Risk – Equities	X
Non-Diversified Funds			X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every possible risk of investing in the Funds. Particular Funds could be subject to additional risks because of the types of investments they make and market conditions, which can change over time. Please see the Funds’ prospectus for more information regarding the risks of investing in the Funds.

Funds that invest in other GMO Funds or other investment companies (collectively, “Underlying Funds”) are exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly and indirectly by the Fund.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

CREDIT RISK. A Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligors of obligations underlying an asset-backed security will be unable or unwilling to satisfy their obligations to pay principal and interest or otherwise to honor their obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such a failure. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a U.S. credit default would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio. Below investment grade investments have speculative characteristics, and negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than issuers of investment grade investments. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular,

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distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.

•

MARKET RISK —  FIXED INCOME. The market price of a fixed income investment can decline due to market-related factors, including rising interest or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market prices of emerging country sovereign and quasi-sovereign debt investments can decline due to uncertainty about their credit quality and the reliability of their payment streams.

•

ILLIQUIDITY RISK. Low trading volume, lack of a market maker, large position size, or legal restrictions increase the risk that a Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices.

•

DERIVATIVES AND SHORT SALES RISK. The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. A Fund typically creates short investment exposure by selling securities short or taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of a Fund’s shares will be adversely affected if the equities or other assets that are the subject of a Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•

MANAGEMENT AND OPERATIONAL RISK. A Fund runs the risk that GMO’s investment techniques will fail to produce intended results. For many funds, GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. A Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

COUNTERPARTY RISK. A Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s collateral or otherwise honor its obligations.

•

MARKET RISK—  ASSET BACKED SECURITIES. The market price of asset-backed securities, like that of other fixed income investments with complex structures, can decline for a variety of reasons, including investor uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by a Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive when the Fund purchased the asset-backed security. The liquidity of asset-backed securities (particularly below investment grade asset-backed securities) may change over time. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, for asset-backed securities whose underlying assets consist of loans, sales contracts, receivables and other obligations.

•

FOCUSED INVESTMENT RISK. Investments focused in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.

•	CURRENCY RISK. Fluctuations in exchange rates can adversely affect the market value of a Fund’s foreign currency holdings and investments denominated in foreign currencies.

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•

NON-U.S. INVESTMENT RISK. The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, a Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and a Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of a Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g. nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or revenues from particular commodities and often are more volatile than the economies of developed countries.

•

LEVERAGING RISK. The use of derivatives, short sales and securities lending can create leverage. Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. In addition, a Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by a Fund and the time the Fund liquidates assets to meet that request.

•

MARKET DISRUPTION AND GEOPOLITICAL RISK. Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Funds’ investments.

•

LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by that shareholder group will require the Fund to sell securities at disadvantageous prices, disrupt the Fund’s operations, or force the Fund’s liquidation.

•

FUTURES CONTRACTS RISK. The loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund may be unable when it wishes to effect closing transactions to terminate its exposure under that contract. When a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, a Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.

•

FUND OF FUNDS RISK. A Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected.

•	COMMODITIES RISK. Commodity prices can be extremely volatile, and exposure to commodities can cause the value of a Fund’s shares to decline or fluctuate significantly.

•

SMALLER COMPANY RISK. Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•

MARKET RISK—EQUITIES. The market price of an equity in a Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO and GMO’s assessment proves to be incorrect, the Fund runs the risk that the market price of the equity will

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not appreciate or will decline. A Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

NON-DIVERSIFIED FUNDS. High Yield Fund and Multi-Sector Fixed Income Fund are non-diversified investment companies under the 1940 Act and therefore a decline in the market price of a particular security held by the Funds may affect the Funds’ performance more than if the Funds were a diversified investment company.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps, options, or other derivatives on an index, an ETF, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, ETFs, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, a Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

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For Funds that held derivatives during the year ended February 29, 2024, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund	Multi-Sector Fixed Income Fund	Opportunistic Income Fund
Bond forward contracts
Substitute for direct investment in securities		X
Forward currency contracts
Adjust currency exchange rate risk		X	X	X	X
Adjust exposure to foreign currencies	X	X		X
Futures contracts
Adjust interest rate exposure	X		X	X	X
Maintain the diversity and liquidity of the portfolio			X	X	X
Options (Purchased)
Achieve exposure to a reference entity’s credit			X		X
Adjust exposure to foreign currencies				X
Provide a measure of protection against default loss					X
Options (Written)
Achieve exposure to a reference entity’s credit			X		X
Provide a measure of protection against default loss					X
Adjust exposure to foreign currencies				X
Options (Credit linked)
Achieve exposure to a reference entity’s credit		X
Swap contracts
Achieve exposure to a reference entity’s credit		X	X		X
Adjust exposure to certain markets		X			X
Adjust interest rate exposure		X		X
Adjust portfolio beta		X
Generate long risk exposure to an index			X
Hedge non-core equity exposure				X
Provide a measure of protection against default loss		X	X		X
Provide exposure to the Fund’s benchmark			X	X

Bond forward contracts

The Funds may enter into bond forward contracts. A bond forward may be a contractual agreement between the Fund and another party to cash settle the difference between the final price of an underlying asset and the forward price, calculated at inception of the contract. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time the Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments posted as collateral for the bond forward. Bond forward contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded in the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e. sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations. The periodic frequency of payments received may differ from periodic payment frequencies made and their frequencies could be monthly, quarterly, semiannually, annually or at maturity.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

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Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

****

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024 and the Statements of Operations for the year ended February 29, 2024^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

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February 29, 2024

	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
Asset Allocation Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$48,543	$—	$48,543
Unrealized Appreciation on Futures Contracts¤	—	—	295,915	295,915

Total	$—	$48,543	$295,915	$344,458

Net Realized Gain (Loss) on
Futures Contracts	$—	$—	$555,744	$555,744
Forward Currency Contracts	—	264,229	—	264,229

Total	$—	$264,229	$555,744	$819,973

Change in Net Appreciation (Depreciation) on
Futures Contracts	$—	$—	$311,064	$311,064
Forward Currency Contracts	—	40,853	—	40,853

Total	$—	$40,853	$311,064	$351,917

Emerging Country Debt Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$1,811,111	$—	$1,811,111
Options, at value	117,019	—	—	117,019
Swap Contracts, at value¤	6,333,509	—	1,512,366	7,845,875

Total	$6,450,528	$1,811,111	$1,512,366	$9,774,005

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$(449,559)	$—	$(449,559)
Swap Contracts, at value¤	(1,468,353)	—	(8,672,941)	(10,141,294)

Total	$(1,468,353)	$(449,559)	$(8,672,941)	$(10,590,853)

Net Realized Gain (Loss) on
Bond forward contracts	$—	$—	$4,269,578	$4,269,578
Options	(328,738)	—	—	(328,738)
Swap Contracts	(18,629,224)	—	16,298,633	(2,330,591)
Forward Currency Contracts	—	(2,709,944)	—	(2,709,944)

Total	$(18,957,962)	$(2,709,944)	$20,568,211	$(1,099,695)

Change in Net Appreciation (Depreciation) on
Bond forward contracts	$—	$—	$861,107	$861,107
Options	144,082	—	—	144,082
Swap Contracts	72,474	—	(14,570,410)	(14,497,936)
Forward Currency Contracts	—	(855,685)	—	(855,685)

Total	$216,556	$(855,685)	$(13,709,303)	$(14,348,432)

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February 29, 2024

	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
High Yield Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$1,669,916	$—	$1,669,916
Unrealized Appreciation on Futures Contracts¤	—	—	13,780	13,780
Swap Contracts, at value¤	672,901	—	3,437,893	4,110,794

Total	$672,901	$1,669,916	$3,451,673	$5,794,490

Liability Derivatives
Written Options, at value	$85,076	$—	$—	$85,076

Total	$85,076	$—	$—	$85,076

Net Realized Gain (Loss) on
Futures Contracts	$—	$—	$179,539	$179,539
Written Options	886,551	—	—	886,551
Swap Contracts	2,562,241	—	6,993,985	9,556,226
Forward Currency Contracts	—	4,707,802	—	4,707,802

Total	$3,448,792	$4,707,802	$7,173,524	$15,330,118

Change in Net Appreciation (Depreciation) on
Futures Contracts	$—	$—	$15,549	$15,549
Written Options	(420,791)	—	—	(420,791)
Swap Contracts	275,086	—	(141,290)	133,796
Forward Currency Contracts	—	1,669,916	—	1,669,916

Total	$(145,705)	$1,669,916	$(125,741)	$1,398,470

Multi-Sector Fixed Income Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$1,014,818	$—	$1,014,818
Unrealized Appreciation on Futures Contracts¤	—	—	90,438	90,438
Swap Contracts, at value¤	—	—	772,606	772,606

Total	$—	$1,014,818	$863,044	$1,877,862

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$(222,298)	$—	$(222,298)
Swap Contracts, at value¤	—	—	(1,238,166)	(1,238,166)

Total	$—	$(222,298)	$(1,238,166)	$(1,460,464)

Net Realized Gain (Loss) on
Futures Contracts	$—	$—	$(2,543,802)	$(2,543,802)
Swap Contracts	—	—	(701,064)	(701,064)
Forward Currency Contracts	—	1,424,852	—	1,424,852

Total	$—	$1,424,852	$(3,244,866)	$(1,820,014)

Change in Net Appreciation (Depreciation) on
Futures Contracts	$—	$—	$121,940	$121,940
Swap Contracts	—	—	(360,656)	(360,656)
Forward Currency Contracts	—	377,694	—	377,694

Total	$—	$377,694	$(238,716)	$138,978

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February 29, 2024

	Credit Contracts	Foreign Currency Contracts	Interest Rate Contracts	Total
Opportunistic Income Fund
Asset Derivatives
Investments, at value (purchased options)	$219,008	$—	$—	$219,008
Unrealized Appreciation on Futures Contracts¤	—	—	520,480	520,480
Swap Contracts, at value¤	11,397,150	—	264,952	11,662,102

Total	$11,616,158	$—	$785,432	$12,401,590

Liability Derivatives
Written Options, at value	$(34,461)	$—	$—	$(34,461)
Swap Contracts, at value¤	(4,643,766)	—	—	(4,643,766)

Total	$(4,678,227)	$—	$—	$(4,678,227)

Net Realized Gain (Loss) on
Investments (purchased options)	$(657,049)	$—	$—	$(657,049)
Futures Contracts	—	—	510,879	510,879
Written Options	1,303,214	—	—	1,303,214
Swap Contracts	301,509	—	(115,117)	186,392
Forward Currency Contracts	—	(28,406)	—	(28,406)

Total	$947,674	$(28,406)	$395,762	$1,315,030

Change in Net Appreciation (Depreciation) on
Investments (purchased options)	$(354,150)	$—	$—	$(354,150)
Futures Contracts	—	—	1,006,805	1,006,805
Written Options	(53,333)	—	—	(53,333)
Swap Contracts	(6,037,162)	—	101,943	(5,935,219)
Forward Currency Contracts	—	(139,398)	—	(139,398)

Total	$(6,444,645)	$(139,398)	$1,108,748	$(5,475,295)

^

Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

¤

The table includes cumulative unrealized appreciation/depreciation of futures and value of cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and set-off provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the set-off and netting provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect an early termination of all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be paid by a Fund (or may be received by a Fund) in such an event is represented by the Net Amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, in the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from broker and any cash collateral received from the counterparty is reported as Due to broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential

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effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 29, 2024, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 29, 2024:

Asset Allocation Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/Liabilities Available for Offset	Net Amount of Derivative Assets
Deutsche Bank AG	$48,543	$—	$—	$48,543

Total	$48,543	$—	$—	$48,543

Emerging Country Debt Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/Liabilities Available for Offset	Net Amount of Derivative Assets
Barclays Bank PLC	$70,416	$—	$(70,416)	$—
Citibank N.A.	326,053	(1,000)	(279,282)	45,771
Deutsche Bank AG	578,867	—	(569,499)	9,368
Goldman Sachs International	315,217	(119,231)	(135,360)	60,626
JPMorgan Chase Bank, N.A.	711,174	(711,174)	—	—	*
Morgan Stanley & Co. International PLC	1,703,441	(1,326,758)	(376,683)	—	*
Morgan Stanley Capital Services LLC	1,947,393	(220,000)	(471,069)	1,256,324
State Street Bank and Trust Company	26,315	—	—	26,315

Total	$5,678,876	$(2,378,163)	$(1,902,309)	$1,398,404

Counterparty	Gross Derivative Liabilities Subject to Master Agreement	Collateral Pledged	Derivative Assets/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank PLC	$(86,019)	$15,603	$70,416	$—	*
Citibank N.A.	(279,282)	—	279,282	—
Deutsche Bank AG	(569,499)	—	569,499	—
Goldman Sachs International	(135,360)	—	135,360	—
Morgan Stanley & Co. International PLC	(376,683)	—	376,683	—
Morgan Stanley Capital Services LLC	(471,069)	—	471,069	—

Total	$(1,917,912)	$15,603	$1,902,309	$—

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High Yield Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/Liabilities Available for Offset	Net Amount of Derivative Assets
Barclays Bank PLC	$1,556,852	$(1,380,000)	$—	$176,852
JPMorgan Chase Bank, N.A.	868,464	(343,975)	(27,169)	497,320
Morgan Stanley & Co. International PLC	2,145,742	(1,350,000)	—	795,742
State Street Bank and Trust Company	536,751	(536,751)	—	— *

Total	$5,107,809	$(3,610,726)	$(27,169)	$1,469,914

Counterparty	Gross Derivative Liabilities Subject to Master Agreement	Collateral Pledged	Derivative Assets/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Citibank N.A.	$(57,907)	$—	$—	$(57,907)
JPMorgan Chase Bank, N.A.	(27,169)	—	27,169	—

Total	$(85,076)	$—	$27,169	$(57,907)

Multi-Sector Fixed Income Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/Liabilities Available for Offset	Net Amount of Derivative Assets
Barclays Bank PLC	$200	$—	$(200)	$—
Brown Brothers Harriman & Co.	1,992	—	—	1,992
Citibank N.A.	34,496	—	(18,020)	16,476
Deutsche Bank AG	700,497	(560,000)	—	140,497
Goldman Sachs International	4,908	—	(4,908)	—
JPMorgan Chase Bank, N.A.	3,446	—	(3,446)	—
Morgan Stanley & Co. International PLC	37,668	—	(7,724)	29,944
State Street Bank and Trust Company	231,611	—	(77,852)	153,759

Total	$1,014,818	$(560,000)	$(112,150)	$342,668

Counterparty	Gross Derivative Liabilities Subject to Master Agreement	Collateral Pledged	Derivative Assets/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank PLC	$(4,984)	$4,784	$200	$— *
Citibank N.A.	(18,020)	—	18,020	—
Goldman Sachs International	(634,024)	493,886	4,908	(135,230)
JPMorgan Chase Bank, N.A.	(108,894)	14,998	3,446	(90,450)
Morgan Stanley & Co. International PLC	(7,724)	—	7,724	—
State Street Bank and Trust Company	(77,852)	—	77,852	—

Total	$(851,498)	$513,668	$112,150	$(225,680)

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February 29, 2024

Opportunistic Income Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/Liabilities Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$824	$(824)	$—	$—	*
Citibank N.A.	581,760	(298,493)	(283,267)	—	*
Citigroup Global Markets Inc.	3,795,982	(3,374,586)	(421,396)	—	*
Deutsche Bank AG	256,838	(248,041)	(8,797)	—	*
Goldman Sachs International	3,696,040	(3,203,101)	(492,939)	—	*
JPMorgan Chase Bank, N.A.	436,370	(434,715)	(1,655)	—	*
Morgan Stanley & Co. International PLC	951,598	(929,248)	(22,350)	—	*
Morgan Stanley Capital Services LLC	2,161,698	(1,490,000)	(591,253)	80,445

Total	$11,881,110	$(9,979,008)	$(1,821,657)	$80,445

Counterparty	Gross Derivative Liabilities Subject to Master Agreement	Collateral Pledged	Derivative Assets/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Citibank N.A.	$(283,267)	$—	$283,267	$—
Citigroup Global Markets Inc.	(421,396)	—	421,396	—
Deutsche Bank AG	(8,797)	—	8,797	—
Goldman Sachs International	(492,939)	—	492,939	—
JPMorgan Chase Bank, N.A.	(1,655)	—	1,655	—
Morgan Stanley & Co. International PLC	(22,350)	—	22,350	—
Morgan Stanley Capital Services LLC	(591,253)	—	591,253	—

Total	$(1,821,657)	$—	$1,821,657	$—

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (bond forward contracts, forward currency contracts, futures contracts and swap contracts) and principal amounts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 29, 2024:

Fund Name	Bond Forward Contracts ($)	Forward Currency Contracts ($)	Futures Contracts ($)	Options (Principal)	Swap Contracts ($)
Asset Allocation Bond Fund	—	1,887,871	68,724,221	—	—
Emerging Country Debt Fund	8,972,313	453,886,399	—	129,018,667	917,515,231
High Yield Fund	—	45,874,648	25,918,533	23,061,667	138,618,775
Multi-Sector Fixed Income Fund	—	76,512,915	41,287,897	1,816,667	221,541,401
Opportunistic Income Fund	—	5,781,084	918,835,513	342,413,134	519,567,219

112

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Asset Allocation Bond Fund	Emerging Country Debt Fund	High Yield Fund	Multi- Sector Fixed Income Fund	Opportunistic Income Fund	U.S. Treasury Fund
Management Fee	0.25%	0.35%	0.35%	0.25%	0.40%	0.08	%(a)

(a)	From April 9, 2021 to May 1, 2023 and prior to June 30, 2019, GMO voluntarily waived the Fund’s entire management fee.

In addition, each class of shares of certain Funds pays GMO directly or indirectly a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly at the annual rate equal to the percentage of each applicable Class’s average daily net assets set forth in the table below:

Fund Name	Class III	Class IV	Class V		Class VI	Class R6		Class I
Asset Allocation Bond Fund	0.15%*				0.055%
Emerging Country Debt Fund	0.15%	0.10%			0.055%
High Yield Fund	0.15%*	0.10%*	0.085	%*	0.055%	0.15	%*	0.15%
Multi-Sector Fixed Income Fund	0.15%	0.10%				0.15	%*	0.15%*
Opportunistic Income Fund	0.15%				0.055%	0.15%		0.15%

*	Class is offered but has no shareholders as of February 29, 2024.

For Asset Allocation Bond Fund, Multi-Sector Fixed Income Fund and Opportunistic Income Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.02% of the Fund’s average daily net assets. Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

With respect to High Yield Fund, GMO has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.55% for Class III shares; 0.50% for Class IV shares; 0.485% for Class V shares; 0.455% for Class VI shares; 0.55% for Class R6 shares; and 0.55% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (“Excluded

113

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits in effect at the time GMO seeks to recover expenses.

For the year ended February 29, 2024, GMO did not recoup any previously recorded waivers and/or reimbursements.

On February 29, 2024, the waivers and/or reimbursements subject to possible future recoupment are as follows:

	Expiring the year ending February 28, 2025	Expiring the year ending February 28, 2026	Expiring the year ending February 28, 2027
High Yield Fund, Class VI	—	$30,232	$102,338
High Yield Fund, Class I	—	—	$21

GMO has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust. Management fees and shareholder service fees will not be waived below zero.

For Opportunistic Income Fund and Multi-Sector Fixed Income Fund, GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares.

For High Yield Fund, GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent amounts paid out of net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders exceed 0.04% of the Fund’s average daily net assets attributable to Class I shares.

These contractual waivers and reimbursements will continue through at least June 30, 2024 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

Sub-Transfer Agent/Recordkeeping Payments

Class III, IV, V, VI, and R6 shares are not subject to payments to third parties for sub-transfer agent, recordkeeping and other administrative services. GMO may, on a case-by-case basis, make payments for sub-transfer agent, recordkeeping and other administrative services provided by financial intermediaries for the benefit of shareholders of these classes. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class III, IV, V, VI, or Class R6 shares. These payments may create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

Class I shares are subject to payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of holders of Class I shares through an account maintained by a third-party platform or intermediary. These services are not primarily intended to result in the sale of Fund shares but instead to provide ongoing services with respect to holders of Class I shares through a third-party platform or intermediary. Because payments for sub-transfer agency, recordkeeping and other administrative services are paid out of a Fund’s Class I assets on an ongoing basis, over time they will increase the cost of an investment in Class I shares. In addition, GMO may, on a case-by-case basis, make payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of Class I shares. Any such payments will be made by GMO out of its own resources and will not be an additional charge to a Fund or the holders of Class I shares. Any such payments will create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

114

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

The Funds’ portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 29, 2024 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)
Asset Allocation Bond Fund	1,413
Emerging Country Debt Fund	145,421
High Yield Fund	10,517
Multi-Sector Fixed Income Fund	6,122
Opportunistic Income Fund	72,818
U.S. Treasury Fund	25,755

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2024, the Funds below had indirect fees and expenses greater than 0.01% of the Fund’s average daily net assets.

Fund Name	Total Indirect Expense
Multi-Sector Fixed Income Fund	0.117%

The Funds are permitted to purchase or sell securities from or to other GMO Trust funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another GMO Trust fund complies with rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 29, 2024, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 29, 2024 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)
	U.S. Government	Investments (Non-U.S.	U.S. Government	Investments (Non-U.S.
Fund Name	Securities	Government Securities)	Securities	Government Securities)
Asset Allocation Bond Fund	—	—	—	—
Emerging Country Debt Fund	—	488,616,061	14,010,891	1,201,526,223
High Yield Fund	19,654,111	57,470,190	52,321,889	83,208,266
Multi-Sector Fixed Income Fund	331,542,002	63,849,167	338,596,219	76,930,301
Opportunistic Income Fund	1,351,479,540	473,175,415	1,315,897,630	353,705,479
U.S. Treasury Fund	—	—	—	—

Included in the table above are cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, if any, in accordance with U.S. GAAP for the year ended February 29, 2024. In-kind purchases and sales of securities, including short-term investments, if any, and net realized gains/(losses) attributed to redemption in-kind transactions, if any, are noted in the table below:

Fund Name	In-Kind Purchases ($)	In-Kind Sales ($)		Net realized gains/(losses) attributed to redemption in-kind transactions ($)
Emerging Country Debt Fund	—	230,967,102	*	(62,558,050)

*	The redemption in-kind was redeemed by an affiliate.

115

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders as of February 29, 2024

		Percentage of
		outstanding shares of
	Number of	the Fund held by those
	shareholders that held	shareholders owning
	more than 10% of the	greater than 10% of the
	outstanding shares of	outstanding shares of
Fund Name	the Fund	the Fund
Asset Allocation Bond Fund	3#	99.91%
Emerging Country Debt Fund	1	10.20%
High Yield Fund	2‡	83.36%
Multi-Sector Fixed Income Fund	2‡	75.03%
Opportunistic Income Fund	2	52.40%
U.S. Treasury Fund	3§	74.06%

#	Two of the shareholders are other funds of the Trust.
‡	One of the shareholders is another fund of the Trust.
§	Three of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 29, 2024		Year Ended February 28, 2023
	Shares	Amount	Shares	Amount
Asset Allocation Bond Fund
Class III:(a)
Shares issued to shareholders in reinvestment of distributions	20	$408	—	$—
Shares repurchased	(957)	(18,844)	—	—

Net increase (decrease)	(937)	$(18,436)	—	$—

Class VI:
Shares sold	1,144,359	$20,987,190	155,762	$3,316,859
Shares issued to shareholders in reinvestment of distributions	82,688	1,687,818	7,321	157,978
Shares repurchased	(154,240)	(3,186,055)	(790,590)	(17,266,124)

Net increase (decrease)	1,072,807	$19,488,953	(627,507)	$(13,791,287)

116

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

	Year Ended February 29, 2024				Year Ended February 28, 2023
	Shares		Amount		Shares		Amount
Emerging Country Debt Fund
Class III:
Shares sold	6,402,853		$120,449,845		27,396,992		$489,332,221
Shares issued to shareholders in reinvestment of distributions	5,822,525		104,027,506		5,278,003		92,976,565
Shares repurchased	(23,842,655)		(441,183,158)		(7,788,631)		(149,032,722)
Purchase premiums	—		19,080		—		197,867
Redemption fees	—		2,518,757		—		811,031

Net increase (decrease)	(11,617,277)		$(214,167,970)		24,886,364		$434,284,962

Class IV:
Shares sold	14,812,246		$273,898,320		18,090,621		$327,661,582
Shares issued to shareholders in reinvestment of distributions	4,567,929		81,427,664		7,663,996		134,759,630
Shares repurchased	(34,931,798	)(b)	(637,933,471	)(b)	(31,422,672)		(567,257,280)
Purchase premiums	—		17,928		—		329,215
Redemption fees	—		1,907,412		—		1,390,018

Net increase (decrease)	(15,551,623)		$(280,682,147)		(5,668,055)		$(103,116,835)

Class VI:
Shares sold	419,495		$7,690,236		7,804,106		$150,598,679
Shares issued to shareholders in reinvestment of distributions	1,305,429		23,268,559		5,224,631		92,257,553
Shares repurchased	(11,436,880)		(206,026,593)		(49,730,237	)(c)	(871,796,301	)(c)
Purchase premiums	—		4,992		—		145,763
Redemption fees	—		565,893		—		773,314

Net increase (decrease)	(9,711,956)		$(174,496,913)		(36,701,500)		$(628,020,992)

High Yield Fund
Class VI:
Shares sold	553,395		$9,505,515		15,284,882		$267,516,111
Shares issued to shareholders in reinvestment of distributions	381,368		6,700,641		1,134,916		18,886,074
Shares repurchased	(7,354,702)		(125,865,983)		(5,586,053)		(98,691,785)

Net increase (decrease)	(6,419,939)		$(109,659,827)		10,833,745		$187,710,400

Class I:(d)
Shares sold	5,267		$92,781		—		$—
Shares issued to shareholders in reinvestment of distributions	16		281		—		—
Shares repurchased	(88)		(1,499)		—		—

Net increase (decrease)	5,195		$91,563		—		$—

Multi-Sector Fixed Income Fund
Class III:
Shares sold	295,483		$5,000,000		416,640		$6,870,403
Shares issued to shareholders in reinvestment of distributions	—		—		8,883		149,319
Shares repurchased	(479,430)		(7,877,718)		(280)		(4,800)

Net increase (decrease)	(183,947)		$(2,877,718)		425,243		$7,014,922

117

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

	Year Ended February 29, 2024		Year Ended February 28, 2023
	Shares	Amount	Shares	Amount
Multi-Sector Fixed Income Fund (continued)
Class IV:
Shares sold	484,459	$8,215,674	1,483,036	$26,065,009
Shares issued to shareholders in reinvestment of distributions	—	—	92,314	1,559,194
Shares repurchased	(2,149,061)	(36,201,033)	(2,350,022)	(40,932,500)

Net increase (decrease)	(1,664,602)	$(27,985,359)	(774,672)	$(13,308,297)

Opportunistic Income Fund
Class III:
Shares sold	977,147	$23,800,000	1,794,231	$43,302,785
Shares issued to shareholders in reinvestment of distributions	120,585	2,873,308	14,595	353,815
Shares repurchased	(193,616)	(4,708,739)	(293,945)	(7,248,308)

Net increase (decrease)	904,116	$21,964,569	1,514,881	$36,408,292

Class VI:
Shares sold	566,577	$13,802,646	5,356,095	$131,084,685
Shares issued to shareholders in reinvestment of distributions	503,545	12,016,839	621,773	15,001,411
Shares repurchased	(6,964,017)	(169,838,823)	(4,501,883)	(110,825,799)

Net increase (decrease)	(5,893,895)	$(144,019,338)	1,475,985	$35,260,297

Class R6:
Shares sold	1,086,570	$26,250,816	3,049,542	$76,297,993
Shares issued to shareholders in reinvestment of distributions	191,058	4,539,110	171,371	4,129,997
Shares repurchased	(1,571,156)	(38,188,449)	(1,468,340)	(35,958,528)

Net increase (decrease)	(293,528)	$(7,398,523)	1,752,573	$44,469,462

Class I:
Shares sold	27,127,888	$653,930,917	8,137,722	$196,826,521
Shares issued to shareholders in reinvestment of distributions	1,791,444	42,616,852	628,046	15,108,991
Shares repurchased	(10,770,404)	(260,241,874)	(5,221,139)	(128,235,546)

Net increase (decrease)	18,148,928	$436,305,895	3,544,629	$83,699,966

U.S. Treasury Fund
Core Class:
Shares sold	803,911,414	$4,018,078,460	498,976,199	$2,489,337,437
Shares issued to shareholders in reinvestment of distributions	1,040,739	5,202,810	426,512	2,126,219
Shares repurchased	(776,971,121)	(3,883,166,057)	(468,958,957)	(2,339,411,314)

Net increase (decrease)	27,981,032	$140,115,213	30,443,754	$152,052,342

(a)	Class III liquidated on August 28, 2023.
(b)	12,711,453 shares and $230,967,102 were redeemed in-kind by an affiliate.
(c)	29,602,866 shares and $515,977,959 were redeemed in-kind by an affiliate.
(d)	The period under the heading “Year Ended February 29, 2024” represents the period from April 13, 2023 (commencement of operations) through February 29, 2024.

118

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities or an investment in other funds of GMO Trust. A summary of the Funds’ transactions involving companies that are or were affiliates during the year ended February 29, 2024 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Emerging Country Debt Fund
Bona Fide Investment Holdings II LLC	$—		$9,300,000	$—	$—	$—	$—	$3,161,563	$12,461,563
Bona Fide Investments Feeder LLC	—	#	—	7,020,607	—	—	1,338,837	218,894	908,969
GMO U.S. Treasury Fund	67,529,288		—	67,584,457	1,101,569	—	(176,570)	231,739	—

Totals	$67,529,288		$9,300,000	$74,605,064	$1,101,569	$—	$1,162,267	$3,612,196	$13,370,532

Multi-Sector Fixed Income Fund
GMO Emerging Country Debt Fund, Class VI	$4,374,928		$—	$1,000,000	$382,985	$—	$(526,554)	$848,879	$3,697,253
GMO Opportunistic Income Fund, Class VI	23,494,304		—	9,200,000	1,091,738	—	(580,017)	746,116	14,460,403

Totals	$27,869,232		$—	$10,200,000	$1,474,723	$—	$(1,106,571)	$1,594,995	$18,157,656

Opportunistic Income Fund
GMO U.S. Treasury Fund	$10,894,378		$700,000	$—	$574,261	$—	$—	$21,833	$11,616,211

#	Security was not an affiliate at the beginning of the period.

119

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Trust and Shareholders of GMO Asset Allocation Bond Fund, GMO Emerging Country Debt Fund, GMO High Yield Fund, GMO Multi-Sector Fixed Income Fund, GMO Opportunistic Income Fund, and GMO U.S. Treasury Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of GMO Asset Allocation Bond Fund, GMO Emerging Country Debt Fund, GMO High Yield Fund, GMO Multi-Sector Fixed Income Fund, GMO Opportunistic Income Fund, and GMO U.S. Treasury Fund (six of the funds constituting GMO Trust, hereafter collectively referred to as the “Funds”) as of February 29, 2024, the related statements of operations for the year ended February 29, 2024, the statements of changes in net assets for each of the two years in the period ended February 29, 2024, the statement of cash flows for GMO Emerging Country Debt Fund for the year ended February 29, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2024, the statement of cash flows of GMO Emerging Country Debt Fund for the year ended February 29, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 25, 2024

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

120

GMO Trust Funds

Fund Expenses

February 29, 2024 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2024.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2023 through February 29, 2024.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
Asset Allocation Bond Fund
Class VI	$1,000.00	$1,005.60	$1.80	$1,000.00	$1,023.07	$1.81	0.36%
Emerging Country Debt Fund
Class III	$1,000.00	$1,115.90	$3.21	$1,000.00	$1,021.83	$3.07	0.61%
Class IV	$1,000.00	$1,115.90	$2.89	$1,000.00	$1,022.13	$2.77	0.55%
Class VI	$1,000.00	$1,116.30	$2.68	$1,000.00	$1,022.33	$2.56	0.51%
High Yield Fund
Class VI	$1,000.00	$1,063.30	$2.36	$1,000.00	$1,022.58	$2.31	0.46%
Class I	$1,000.00	$1,062.80	$3.08	$1,000.00	$1,021.88	$3.02	0.60%
Multi-Sector Fixed Income Fund
Class III	$1,000.00	$1,022.00	$2.21	$1,000.00	$1,022.68	$2.21	0.44%
Class IV	$1,000.00	$1,022.50	$1.96	$1,000.00	$1,022.92	$1.96	0.39%
Opportunistic Income Fund
Class III	$1,000.00	$1,034.80	$2.93	$1,000.00	$1,021.98	$2.92	0.58%
Class VI	$1,000.00	$1,035.40	$2.43	$1,000.00	$1,022.48	$2.41	0.48%
Class R6	$1,000.00	$1,034.80	$2.93	$1,000.00	$1,021.98	$2.92	0.58%
Class I	$1,000.00	$1,034.50	$3.39	$1,000.00	$1,021.53	$3.37	0.67%

121

GMO Trust Funds

Fund Expenses — (Continued)

February 29, 2024 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Treasury Fund
Core Class	$1,000.00	$1,026.70	$0.45	$1,000.00	$1,024.42	$0.45	0.09%

*

Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2024, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

122

GMO Trust Funds

Tax Information for the Tax Year Ended February 29, 2024 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 29, 2024:

Fund Name	U.S. Government Obligation Income(1)(2)	Interest- Related Dividend Income ($)(3)	Short-Term Capital Gain Dividends ($)(3)	Long-Term Capital Gain Distributions ($)	Code Section 163(j) Interest-Related Dividend Income ($)(4)
Asset Allocation Bond Fund	20.28%	1,224,541	—	—	—
Emerging Country Debt Fund	—	4,360,529	—	—	—
High Yield Fund	43.38%	4,582,264	—	—	—
Multi-Sector Fixed Income Fund	—	—	—	—	—
Opportunistic Income Fund	5.57%	68,542,240	—	—	—
U.S. Treasury Fund	72.65%	24,040,453	—	—	24,040,453

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)

These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest-related dividend amounts may include short-term capital gain distributions received from underlying funds.

(4)	The Funds hereby designate the above business interest-related dividend income pursuant to Section 163(j) of the Code and the regulations.

In early 2025, the Funds will notify applicable shareholders of amounts for use in preparing 2024 U.S. federal income tax forms.

123

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2024. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 53 State Street, Suite 3300, Boston, MA 02109. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Ms. Santoro, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business; Author of Legal Treatises.	31	Director, BeiGene Ltd. (biotech).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Professor of Finance (July 1, 2011 - June 30, 2022) and Peter Moores Dean and Professor of Finance (July 1, 2011 – June 30, 2021) University of Oxford, Said Business School; Baker Foundation Professor, Harvard Business School (since July 1, 2022).	31	None

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Retired	31	Trustee of HIMCO Variable Insurance Trust (27 Portfolios) (April 2014 – April 2019).

124

Interested Trustee and Officer

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years
Dina Santoro[1] YOB: 1973	Trustee; President of the Trust	Trustee and President since February 2023.	Chief Operating Officer, Grantham, Mayo, Van Otterloo & Co. LLC (February 2023 – Present); President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – December 2022); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 –December 2022); Chief Operating Officer, Voya Investment Management (January 2022 – December 2022); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017-December 2022). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018-September 2022); Director, Voya Funds Services, LLC (March 2018-September 2022).	31	Voya Separate Portfolios Trust (July 2018 – December 2022).

[1]	Ms. Santoro is an “interested person” of the Trust, as such term is used in the 1940 Act (as “Interested Trustee”), by virtue of her positions with the Trust and GMO indicated in the table above.

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Dina Santoro YOB: 1973	Trustee; President of the Trust	Trustee and President since February 2023.	Chief Operating Officer, Grantham, Mayo, Van Otterloo & Co. LLC (February 2023 – Present); President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – December 2022); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – December 2022); Chief Operating Officer, Voya Investment Management (January 2022 – December 2022); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - December 2022). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 - September 2022); Director, Voya Funds Services, LLC (March 2018 - September 2022).

Tara Pari YOB: 1976	Chief Executive Officer	Chief Executive Officer since November 2020.	Head of Fund Reporting, Risk and Controls and Proxy Voting (October 2021 - present), Grantham, Mayo, Van Otterloo & Co. LLC; Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund Reporting and Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 – present).

125

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer, Chief Accounting Officer and Chief Financial Officer since September 2018; Assistant Treasurer, September 2013 – September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present).

Susan Saw YOB: 1981	Assistant Treasurer	Since September 2019.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011 – present).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Head of Tax, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 - present); Head of Fund Tax, Grantham, Mayo, Van Otterloo & Co. LLC (2018 - 2020).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present).

Devin Kelly YOB: 1984	Assistant Treasurer	Since June 2020.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2012 – present).

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Treasury and Payables Manager, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – November 2020).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President-Law and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present).

Kelly Butler YOB: 1974	Anti-Money Laundering Officer	Since March 2020.	Compliance Manager (March 2016 – present); Compliance Specialist, Grantham, Mayo, Van Otterloo & Co. LLC (November 2007 – March 2016).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

126

AR-022924-FI

GMO Trust

Annual Report

February 29, 2024

Alternative Allocation Fund

Benchmark-Free Allocation Fund

Benchmark-Free Fund

Global Asset Allocation Fund

Global Developed Equity Allocation Fund

Global Equity Allocation Fund

Implementation Fund

International Developed Equity Allocation Fund

International Equity Allocation Fund

Strategic Opportunities Allocation Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit GMO’s website at www.gmo.com or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge on GMO’s website at www.gmo.com and on the Securities and Exchange Commission’s website at www.sec.gov no later than August 31 of each year.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-PORT which is available on the Commission’s website at www.sec.gov. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com. The GMO Trust Statement of Additional Information includes additional information about the Trustees of GMO Trust and is available without charge, upon request, by calling 1-617-346-7646 (collect).

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, market risk-asset backed securities, credit risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

This page has been left blank intentionally.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the FTSE 3-Month Treasury Bill Index is included for comparative purposes only.

Class VI shares of GMO Alternative Allocation Fund returned +4.68% (net) for the fiscal year ended February 29, 2024, as compared with +5.45% for the FTSE 3-Month Treasury Bill Index.

The three largest exposures in the Fund had mixed results. Event-Driven had a very solid year and was the biggest contributor to total Fund returns. Equity Dislocation, which is broadly 100% long cheap global Value and 100% short expensive global Growth, had an essentially flat year, which was a reasonable result in a challenging environment for Value. Systematic Global Macro had a tougher year and was the biggest detractor from total Fund returns. Despite being smaller positions, strong performance from Put Selling and the Asset Allocation Long/Short strategy allowed them to contribute nicely to total returns, while the Fixed Income Absolute Return strategy and the combined credit strategies had modest impact.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

3

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Alternative Allocation Fund Class VI Shares and the FTSE 3-Month Treasury Bill Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	Since Inception
Class VI	4.68%	5/1/19	1.37%
Class R6	4.60%	7/31/20	2.13%
Class I	4.38%	9/4/19	1.01%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For Class VI, R6 and I the gross expense ratio of 1.79%, 1.96% and 2.07%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 1.44%, 1.61% and 1.70% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

4

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary(a)

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	66.6%
Debt Obligations	45.1
Short-Term Investments	36.9
Investment Funds	1.3
Preferred Stocks	0.7
Forward Currency Contracts	0.6
Rights/Warrants	0.2
Purchased Options	0.0 ^
Written Options	(0.2)
Swap Contracts	(0.5)
Futures Contracts	(0.6)
Securities Sold Short	(51.9)
Other	1.8

100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
Australia	6.7%
United Kingdom	2.7
Other Developed	0.2 ‡
Euro Region	(1.4)§
Sweden	(4.8)

3.4%

Equity Investments as a %
Country/Region Summary¤	of Total Net Assets
United States	19.4%
Japan	8.8
Other Emerging	3.6 †
Other Developed	1.1 ‡
Ireland	(1.6)

31.3%

(a)

GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of GMO Alternative Allocation Fund. As such, the holdings of GMO Alternative Allocation SPC Ltd. have been included with GMO Alternative Allocation Fund.

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.
§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.
†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.
^	Rounds to 0.0%.

5

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 65.1%
	Australia — 1.1%
18,432	Altium Ltd. (a)	778,714
22,701	BlueScope Steel Ltd.	337,575
29,925	Brambles Ltd. (a)	293,833
47,960	GPT Group – (REIT) (a)	135,641
114,291	Mirvac Group – (REIT) (a)	162,105
71,129	Scentre Group – (REIT) (a)	143,955
54,718	Stockland – (REIT) (a)	159,876

	Total Australia	2,011,699

	Belgium — 0.5%
8,168	Ageas SA (a)	347,137
488	Sofina SA (a)	111,693
4,348	UCB SA	501,670

	Total Belgium	960,500

	Canada — 1.4%
4,300	Alimentation Couche-Tard, Inc. (a)	266,685
3,100	Canadian Tire Corp. Ltd. – Class A (a)	315,448
600	CGI, Inc. * (a)	68,889
1,400	iA Financial Corp., Inc. (a)	86,817
1,600	Magna International, Inc. (a)	88,161
12,100	Manulife Financial Corp. (a) (b)	287,254
8,800	Manulife Financial Corp. (a) (b)	208,855
3,200	Onex Corp. (a)	238,311
9,800	Quebecor, Inc. – Class B (a)	229,195
176,256	Resolute Forest Products, Inc. * (c)	352,512
3,900	West Fraser Timber Co. Ltd. (b)	313,862
1,214	West Fraser Timber Co. Ltd. (b)	97,727

	Total Canada	2,553,716

	China — 0.9%
111,000	Bank of Communications Co. Ltd. – Class H	72,721
17,500	Beijing Enterprises Holdings Ltd.	65,832
399,000	China Construction Bank Corp. – Class H	247,442
41,000	China Overseas Land & Investment Ltd.	60,549
212,000	China Railway Group Ltd. – Class H	103,263
308,000	China Zhongwang Holdings Ltd. * (d)	—
146,000	CITIC Ltd.	146,872
46,500	COSCO Shipping Holdings Co. Ltd. – Class H	50,059
80,000	Dongfeng Motor Group Co. Ltd. – Class H	34,221
13,000	Kingboard Holdings Ltd.	25,499
8,500	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	13,669
6,000	Sinopharm Group Co. Ltd. – Class H	16,791
266,762	Vinda International Holdings Ltd. (a)	790,029

	Total China	1,626,947

	Denmark — 0.6%
68	AP Moller - Maersk AS – Class A (a)	92,369

Shares	Description	Value ($)
	Denmark — continued
162	AP Moller - Maersk AS – Class B (a)	229,901
15,621	Danske Bank AS	459,572
348	Genmab AS *	96,682
573	Pandora AS (a)	92,666
655	ROCKWOOL AS – B Shares	209,633

	Total Denmark	1,180,823

	Finland — 0.3%
111,334	Nokia OYJ (a)	392,463
8,951	Stora Enso OYJ – R Shares	113,173

	Total Finland	505,636

	France — 0.8%
14,786	ArcelorMittal SA	385,698
1,614	BNP Paribas SA (a)	96,872
496	Cie de Saint-Gobain SA (a)	38,237
955	Publicis Groupe SA (a)	101,044
8,878	Renault SA (a)	370,688
13,520	Societe Generale SA (a)	328,342
2,132	STMicroelectronics NV - NY Shares	97,262
11,885	Vivendi SE (a)	132,811

	Total France	1,550,954

	Germany — 0.2%
1,772	Continental AG (a)	142,141
2,017	Fresenius SE & Co. KGaA (a)	56,486
3,326	Mercedes-Benz Group AG (a)	265,032

	Total Germany	463,659

	Hong Kong — 0.1%
9,500	Orient Overseas International Ltd. (a)	147,111

	India — 0.5%
5,219	Bharat Petroleum Corp. Ltd.	38,152
84,682	GAIL India Ltd.	186,488
8,461	Hindalco Industries Ltd.	51,594
27,760	Hindustan Petroleum Corp. Ltd.	172,535
113,623	Indian Oil Corp. Ltd.	228,638
88,455	Oil & Natural Gas Corp. Ltd.	282,473

	Total India	959,880

	Israel — 0.3%
420	Check Point Software Technologies Ltd. * (e)	67,376
34,267	Teva Pharmaceutical Industries Ltd. Sponsored ADR*	450,611
4,074	Teva Pharmaceutical Industries Ltd. *	53,545

	Total Israel	571,532

	Italy — 0.4%
3,967	Leonardo SpA	84,815
19,900	Stellantis NV (a)	520,576

See accompanying notes to the financial statements.	6

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Italy — continued
646,847	Telecom Italia SpA * (a)	194,473

	Total Italy	799,864

	Japan — 11.1%
10,500	Amano Corp. (a)	257,236
4,000	Chubu Electric Power Co., Inc. (a)	49,785
17,500	Credit Saison Co. Ltd. (a)	340,430
14,100	Daiwabo Holdings Co. Ltd. (a)	247,205
20,300	Denka Co. Ltd.	332,970
8,300	EXEO Group, Inc.	174,492
19,300	Fuji Corp.	332,437
7,100	FUJIFILM Holdings Corp. (a)	452,246
26,900	Fujikura Ltd.	329,175
200	Fujitsu Ltd. (a)	31,254
25,200	H.U. Group Holdings, Inc. (a)	431,621
39,900	Honda Motor Co. Ltd. (a)	474,114
29,600	Inpex Corp. (a)	394,530
24,900	Isuzu Motors Ltd. (a)	355,296
10,800	ITOCHU Corp. (a)	469,162
102,724	JSR Corp.	2,759,952
25,800	Kanematsu Corp.	411,673
3,400	Kansai Electric Power Co., Inc. (a)	43,482
5,300	Kawasaki Kisen Kaisha Ltd. (a)	252,974
21,500	Kirin Holdings Co. Ltd. (a)	298,896
7,100	Kyudenko Corp.	276,193
9,500	Maruichi Steel Tube Ltd.	248,684
30,600	Mitsubishi Electric Corp. (a)	487,396
12,600	Mitsui OSK Lines Ltd. (a)	431,499
12,200	Morinaga & Co. Ltd. (a)	218,703
5,300	MS&AD Insurance Group Holdings, Inc. (a)	264,853
7,800	NEC Corp. (a)	526,478
12,900	NH Foods Ltd. (a)	450,865
13,200	Nippon Yusen KK (a)	420,373
5,200	Nissan Motor Co. Ltd. (a)	20,486
7,800	Panasonic Holdings Corp. (a)	73,738
48,700	Penta-Ocean Construction Co. Ltd.	252,307
8,500	Renesas Electronics Corp. (a)	140,446
21,900	Rohm Co. Ltd. (a)	373,104
7,300	Sankyu, Inc. (a)	258,130
17,300	Sekisui House Ltd. (a)	385,369
63,095	Shinko Electric Industries Co. Ltd. (a)	2,290,731
3,600	Shionogi & Co. Ltd.	179,233
19,000	Stanley Electric Co. Ltd.	325,724
10,800	Subaru Corp. (a)	244,359
31,200	SUMCO Corp. (a)	489,648
20,600	Sumitomo Corp.	483,604
8,200	Sumitomo Mitsui Financial Group, Inc. (a)	456,859
16,600	Sumitomo Mitsui Trust Holdings, Inc.	336,370
28,000	T&D Holdings, Inc. (a)	487,324
3,900	TDK Corp. (a)	203,334
19,500	THK Co. Ltd.	429,745
36,000	Tokai Carbon Co. Ltd.	237,490

Shares	Description	Value ($)
	Japan — continued
71,600	Tokyo Electric Power Co. Holdings, Inc. * (a)	387,341
6,500	Tosoh Corp.	88,573
3,100	Toyota Industries Corp. (a)	308,893
800	Toyota Tsusho Corp.	51,827
9,400	Yamaha Corp. (a)	205,568
21,300	Yamaha Motor Co. Ltd.	190,962
6,500	Zenkoku Hosho Co. Ltd. (a)	238,565

	Total Japan	20,903,704

	Netherlands — 1.1%
19,140	Aegon Ltd. (a)	115,035
4,845	AerCap Holdings NV * (e)	373,937
3,938	EXOR NV (a)	425,367
25,398	ING Groep NV (a)	349,523
991	JDE Peet’s NV (a)	22,630
10,440	Koninklijke Ahold Delhaize NV (a)	310,923
17,812	Koninklijke Philips NV (a)	358,863
1,225	Prosus NV	35,780

	Total Netherlands	1,992,058

	New Zealand — 0.0%
16,693	Meridian Energy Ltd. (a)	60,784

	Norway — 0.2%
12,522	Equinor ASA (a)	308,527

	Poland — 0.2%
20,840	ORLEN SA	323,714

	Portugal — 0.0%
6,129	EDP - Energias de Portugal SA	24,408

	South Africa — 0.1%
10,709	Bidvest Group Ltd.	130,690

	South Korea — 0.8%
1,471	GS Holdings Corp.	53,098
120	Hyundai Mobis Co. Ltd.	21,888
664	Hyundai Motor Co.	125,010
5,200	Kia Corp. *	486,969
1,661	LG Corp.	116,916
3,933	LG Electronics, Inc.	281,161
59	POSCO Holdings, Inc.	19,175
3,305	POSCO Holdings, Inc. Sponsored ADR (a) (e)	267,143
4,022	SK Square Co. Ltd. *	211,045

	Total South Korea	1,582,405

	Spain — 0.5%
45,390	Banco Bilbao Vizcaya Argentaria SA (a)	452,732
108,576	Banco Santander SA (a)	452,489

	Total Spain	905,221

7	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Sweden — 0.5%
44,077	Fastighets AB Balder – B Shares* (a)	274,133
19,223	Investor AB – B Shares (a)	483,636
2,403	Securitas AB – B Shares (a)	25,848
6,376	Skanska AB – B Shares	117,672
5,685	Volvo Car AB – Class B* (a)	20,788

	Total Sweden	922,077

	Switzerland — 0.4%
8,467	Adecco Group AG (Registered) (a)	339,421
1,448	Roche Holding AG – Genusschein	378,595

	Total Switzerland	718,016

	Taiwan — 0.6%
15,800	Silicon Motion Technology Corp. ADR (a) (f)	1,118,482

	Thailand — 0.2%
63,800	Kasikornbank PCL NVDR	218,937
512,800	Krung Thai Bank PCL NVDR	230,148
7,600	Thai Oil PCL NVDR	11,866

	Total Thailand	460,951

	Turkey — 0.1%
17,699	KOC Holding AS	95,252
254,095	Yapi ve Kredi Bankasi AS	187,519

	Total Turkey	282,771

	United Kingdom — 2.5%
14,248	3i Group PLC (a)	445,151
4,033	Berkeley Group Holdings PLC (a)	236,951
239,284	BT Group PLC (a)	315,848
5,056	Coca-Cola HBC AG (a)	157,612
77,864	Kingfisher PLC (a)	230,913
143,582	Liberty Global Ltd. – Class A* (a)	2,512,685
2,157	Shell PLC ADR (a)	135,525
95,202	Taylor Wimpey PLC (a)	165,913
3,667	Unilever PLC Sponsored ADR (a)	179,573
42,514	Vodafone Group PLC Sponsored ADR (a)	380,075

	Total United Kingdom	4,760,246

	United States — 39.7%
4,333	3M Co. (a) (e)	399,156
6,500	AAON, Inc. (e)	545,870
8,342	Acushnet Holdings Corp. (e)	537,392
344	Akamai Technologies, Inc. * (e)	38,156
221,952	Albertsons Cos., Inc. – Class A (a)	4,501,187
2,056	Allegion PLC (e)	262,901
11,548	Ally Financial, Inc. (a)	427,161
1,117	Alphabet, Inc. – Class A* (a)	154,660
1,456	Alphabet, Inc. – Class C* (e)	203,520
3,200	AptarGroup, Inc.	449,472
2,156	ArcBest Corp. (e)	308,006
527	Archer-Daniels-Midland Co. (e)	27,989

Shares	Description	Value ($)
	United States — continued
3,790	ASGN, Inc. * (a)	376,423
685	Aspen Technology, Inc. * (e)	132,815
1,414	Atkore, Inc. (e)	239,532
3,638	Axcelis Technologies, Inc. * (a)	409,893
23,225	Axonics, Inc. * (a)	1,577,906
2,387	Balchem Corp. (e)	375,213
1,255	Best Buy Co., Inc. (e)	101,504
1,133	Bio-Rad Laboratories, Inc. – Class A* (e)	369,222
9,356	BorgWarner, Inc. (e)	291,252
5,215	Bruker Corp.	451,306
2,561	Builders FirstSource, Inc. * (e)	499,856
3,376	Capital One Financial Corp. (a) (e)	464,571
1,165	CBRE Group, Inc. – Class A* (a)	107,052
3,608	Centene Corp. * (e)	282,975
4,218	Chesapeake Energy Corp.	349,166
9,597	Ciena Corp. * (e)	546,837
4,349	Cirrus Logic, Inc. * (a) (e)	399,325
6,244	Cisco Systems, Inc. (a) (e)	302,022
8,592	Citigroup, Inc. (a)	476,770
19,112	Cleveland-Cliffs, Inc. *	397,530
5,882	Cognizant Technology Solutions Corp. – Class A (a)	464,796
3,321	Cohen & Steers, Inc. (a) (e)	244,260
10,200	Comcast Corp. – Class A (a)	437,070
1,338	Curtiss-Wright Corp.	316,129
5,267	CVS Health Corp. (e)	391,707
918	Dick’s Sporting Goods, Inc. (e)	163,303
4,126	Discover Financial Services (a)	498,008
2,118	Dolby Laboratories, Inc. – Class A (a)	171,558
1,622	DR Horton, Inc. (e)	242,392
1,443	Dropbox, Inc. – Class A* (e)	34,560
8,861	eBay, Inc. (e)	418,948
9,283	Essent Group Ltd. (a) (e)	497,290
4,519	Etsy, Inc. * (e)	323,967
2,784	Expedia Group, Inc. * (a)	380,907
1,090	F5, Inc. * (e)	204,070
2,065	Fabrinet * (e)	445,152
6,498	Fidelity National Financial, Inc. (e)	328,669
36,202	Ford Motor Co. (e)	450,353
12,900	Fox Corp. – Class B (a) (e)	353,202
13,683	Franklin Resources, Inc. (e)	375,598
1,242	FTI Consulting, Inc. * (a)	256,945
95,635	GCI Liberty, Inc. * (c) (e)	—
12,335	General Motors Co. (a) (e)	505,488
14,205	Gentex Corp. (e)	518,909
9,574	Globus Medical, Inc. – Class A* (a) (e)	516,900
5,262	Hess Corp. (a)	766,937
21,841	Hewlett Packard Enterprise Co. (e)	332,638
3,755	Houlihan Lokey, Inc. (a) (e)	483,118
14,081	HP, Inc. (e)	398,915
2,277	Illumina, Inc. * (e)	318,393
6,002	Incyte Corp. * (e)	350,277
10,068	Intel Corp. (e)	433,427
2,511	International Business Machines Corp. (e)	464,610

See accompanying notes to the financial statements.	8

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United States — continued
2,230	J & J Snack Foods Corp. (a) (e)	323,528
2,310	Jazz Pharmaceuticals PLC * (e)	274,659
352	John B Sanfilippo & Son, Inc. (a)	36,034
1,372	Kadant, Inc. (e)	462,776
7,034	Karuna Therapeutics, Inc. *	2,208,465
1,483	Keysight Technologies, Inc. * (e)	228,827
22,239	Kinder Morgan, Inc. (a)	386,736
11,365	Kraft Heinz Co. (a) (e)	400,957
2,835	Kroger Co. (e)	140,644
276	Laboratory Corp. of America Holdings (e)	59,569
2,737	Lancaster Colony Corp. (e)	566,340
2,836	Landstar System, Inc. (a) (e)	539,407
1,639	Lennar Corp. – Class A (e)	259,798
41,231	Liberty Broadband Corp. – Class C* (e)	2,481,282
7,919	Liberty Media Corp.-Liberty Formula One – Class A* (a)	519,090
6,061	Malibu Boats, Inc. – Class A* (a) (e)	264,502
11,670	Match Group, Inc. * (e)	420,587
19,058	McGrath RentCorp (e)	2,372,340
792	Medpace Holdings, Inc. * (e)	314,836
798	Meta Platforms, Inc. – Class A (a)	391,124
3,838	Moderna, Inc. * (e)	354,017
1,276	Molson Coors Beverage Co. – Class B (e)	79,648
3,149	Mosaic Co.	98,123
12,975	Neogen Corp. * (e)	223,040
10,582	New York Times Co. – Class A (e)	468,571
2,600	Nucor Corp. (e)	499,980
6,690	Ollie’s Bargain Outlet Holdings, Inc. * (a) (e)	536,337
4,904	ON Semiconductor Corp. * (e)	387,024
8,314	Ovintiv, Inc. (a)	410,795
4,133	PACCAR, Inc. (a) (e)	458,308
25,383	Paramount Global – Class B (e)	280,228
6,918	PayPal Holdings, Inc. * (a)	417,432
153,945	Pershing Square Tontine Holdings Ltd. * (d)	—
13,171	Pfizer, Inc. (a)	349,822
25,858	Physicians Realty Trust REIT (a)	290,385
30,555	Pioneer Natural Resources Co. (a)	7,186,231
5,058	Power Integrations, Inc. (a)	361,445
2,620	PriceSmart, Inc. (a)	220,447
2,367	PulteGroup, Inc. (e)	256,535
3,108	QUALCOMM, Inc. (e)	490,411
2,097	RBC Bearings, Inc. * (e)	572,125
491	Regeneron Pharmaceuticals, Inc. * (a)	474,350
3,854	Skyworks Solutions, Inc. (a) (e)	404,362
296,991	Southwestern Energy Co. * (a)	2,070,027
35,294	Sovos Brands, Inc. * (a)	804,350
30,317	SP Plus Corp. * (a)	1,558,597
15,269	Splunk, Inc. * (a) (e)	2,385,323
3,500	Steel Dynamics, Inc. (e)	468,370
11,518	StepStone Group, Inc. – Class A (a)	400,020
10,841	Synchrony Financial (e)	447,733
1,169	TE Connectivity Ltd. (a)	167,822
31,792	Textainer Group Holdings Ltd.	1,586,421
1,040	Textron, Inc. (e)	92,633

Shares	Description	Value ($)
	United States — continued
1,187	TopBuild Corp. * (a) (e)	477,625
3,362	Trex Co., Inc. *	308,497
7,383	Tyson Foods, Inc. – Class A (a) (e)	400,454
60,261	U.S. Steel Corp. (e)	2,852,756
905	Universal Display Corp. (a)	157,850
269	Universal Health Services, Inc. – Class B (a)	44,939
11,463	Verizon Communications, Inc. (e)	458,749
12,684	VF Corp. (e)	207,257
36,500	Viatris, Inc. (e)	451,505
16,420	Walgreens Boots Alliance, Inc. (e)	349,089
1,538	Westlake Corp. (e)	213,336
60,669	Westrock Co. (e)	2,747,699
2,128	Woodward, Inc. (e)	301,091
1,424	XPEL, Inc. * (e)	74,874
5,400	Zoom Video Communications, Inc. – Class A* (a) (e)	381,942

	Total United States	74,975,212

	TOTAL COMMON STOCKS (COST $118,018,186)	122,801,587

	PREFERRED STOCKS (g) — 0.5%
	Brazil — 0.0%
3,202	Petroleo Brasileiro SA ADR (a)	51,777

	Germany — 0.5%
1,763	Bayerische Motoren Werke AG (a)	193,284
6,734	Porsche Automobil Holding SE (a)	359,997
3,079	Volkswagen AG (a)	418,130

	Total Germany	971,411

	TOTAL PREFERRED STOCKS (COST $914,315)	1,023,188

	RIGHTS/WARRANTS — 0.2%
	United States — 0.2%
195,149	Bristol-Myers Squibb Co. * (c)	390,298
13,635	Contra Abiomed, Inc. * (c)	23,861
38,486	Pershing Square Holdings Ltd. * (c)	11,546

	TOTAL RIGHTS/WARRANTS (COST $298,336)	425,705

	INVESTMENT FUNDS — 1.2%
	United States — 1.2%
1,000,824	Altaba, Inc.* (c)	2,351,936

	TOTAL INVESTMENT FUNDS (COST $1,660,089)	2,351,936

9	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 45.1%
	United States — 45.1%
	Asset-Backed Securities — 2.2%
4,129,042	OZLM VI Ltd., Series 14-6A, Class A1S, 144A, Variable Rate, 3 mo. USD Term SOFR + 1.34%, 6.66%, due 04/17/31 (h)	4,132,118

	U.S. Government — 22.7%
6,750,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.04%, 5.36%, due 07/31/24 (a)	6,749,681
25,675,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.20%, 5.53%, due 01/31/25 (a) (i)	25,704,713
5,200,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.17%, 5.49%, due 04/30/25 (a) (i)	5,202,680
5,300,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.17%, 5.50%, due 10/31/25 (a) (i)	5,299,297

	Total U.S. Government	42,956,371

	U.S. Government Agency — 20.2%
3,000,000	Federal Home Loan Banks, Variable Rate, SOFR + 0.12%, 5.43%, due 03/06/24	3,000,043
5,000,000	Federal Home Loan Banks, 5.23%, due 03/22/24	4,999,151
2,500,000	Uniform Mortgage-Backed Security, TBA, 5.50%, due 03/01/54	2,472,932
27,500,000	Uniform Mortgage-Backed Security, TBA, 6.00%, due 03/01/54	27,614,697

	Total U.S. Government Agency	38,086,823

	Total United States	85,175,312

	TOTAL DEBT OBLIGATIONS (COST $85,130,390)	85,175,312

Shares / Par Value†		Description	Value ($)
		MUTUAL FUNDS — 1.8%
		United States — 1.8%
		Affiliated Issuers — 1.8%
	160,655	GMO Resources Fund, Class VI	3,309,494

		TOTAL MUTUAL FUNDS (COST $3,875,000)	3,309,494

		SHORT-TERM INVESTMENTS — 36.9%
		Sovereign and Sovereign Agency Issuers — 7.1%
JPY	931,000,000	Japan Treasury Discount Bills, Zero Coupon, due 04/08/24	6,210,906
JPY	1,069,000,000	Japan Treasury Discount Bills, Zero Coupon, due 04/15/24	7,131,685

		Total Sovereign and Sovereign Agency Issuers	13,342,591

		Money Market Funds — 0.9%
	1,671,562	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (j)	1,671,562

		Repurchase Agreements — 21.7%
	41,035,173	Daiwa Capital Markets America, Inc. Repurchase Agreement, dated 02/29/24, maturing on 03/01/24 with a maturity value of $41,041,214 and an effective yield of 5.30%, collateralized by a U.S. Treasury Note with maturity date 09/30/26 and a market value of $41,736,953.	41,035,173

		U.S. Government — 7.2%
	13,700,000	U.S. Treasury Bills, 5.30%, due 04/30/24 (k)	13,580,022

		TOTAL SHORT-TERM INVESTMENTS (COST $70,110,665)	69,629,348

PURCHASED OPTIONS — 0.0%

	Exercise	Expiration	Number of	Notional	Value
Description	Price	Date	Contracts	Amount	($)
Equity Options – Puts — 0.0%
Silicon Motion Technology Corp. (f)	60.00	03/15/24	158	USD 1,118,482	790

TOTAL PURCHASED OPTIONS (COST $27,385)					790

TOTAL INVESTMENTS — 150.8% (Cost $280,034,366)					284,717,360

See accompanying notes to the financial statements.	10

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	SECURITIES SOLD SHORT — (51.9)%
	Common Stocks — (37.3)%
	Australia — (0.7)%
(5,304)	ASX Ltd.	(227,260)
(1,220)	Cochlear Ltd.	(278,103)
(14,402)	IDP Education Ltd.	(178,897)
(38,954)	Lottery Corp. Ltd.	(128,889)
(5,514)	Ramsay Health Care Ltd.	(196,711)
(4,877)	WiseTech Global Ltd.	(300,829)

	Total Australia	(1,310,689)

	Austria — (0.1)%
(3,070)	Verbund AG	(222,237)

	Belgium — (0.3)%
(6,860)	Anheuser-Busch InBev SA	(414,622)
(7)	Lotus Bakeries NV	(65,871)

	Total Belgium	(480,493)

	Canada — (1.6)%
(3,080)	Agnico Eagle Mines Ltd.	(148,025)
(3,333)	Algonquin Power & Utilities Corp.	(19,498)
(18,300)	AltaGas Ltd.	(392,254)
(713)	Brookfield Renewable Corp. – Class A	(16,912)
(9,055)	Cameco Corp.	(366,999)
(11,641)	Enbridge, Inc.	(400,683)
(3,115)	Franco-Nevada Corp.	(326,639)
(11,445)	GFL Environmental, Inc.	(412,936)
(11,896)	Pembina Pipeline Corp.	(414,100)
(5,600)	Restaurant Brands International, Inc.	(434,840)

	Total Canada	(2,932,886)

	China — (0.0)%
(565)	Yum China Holdings, Inc.	(24,233)

	Denmark — (0.1)%
(1,883)	Coloplast AS – Class B	(250,125)

	Finland — (0.0)%
(1,979)	Elisa OYJ	(89,130)

	France — (0.8)%
(8,070)	Accor SA	(350,543)
(1,851)	Aeroports de Paris SA	(251,980)
(20,306)	Getlink SE	(346,694)
(207)	Hermes International SCA	(517,984)
(163)	Sartorius Stedim Biotech	(44,866)

	Total France	(1,512,067)

	Germany — (1.0)%
(1,935)	adidas AG	(391,412)
(540)	Covestro AG* (h)	(29,391)

Shares	Description	Value ($)
	Germany — continued
(11,515)	Delivery Hero SE* (h)	(266,354)
(182)	Deutsche Boerse AG	(38,101)
(1,536)	MTU Aero Engines AG	(369,483)
(345)	Puma SE	(15,868)
(265)	Rational AG	(218,063)
(90)	Rheinmetall AG	(41,297)
(5,674)	Siemens Energy AG*	(87,133)
(3,669)	Symrise AG	(375,458)
(2,716)	Zalando SE* (h)	(57,479)

	Total Germany	(1,890,039)

	Ireland — (1.6)%
(1,766)	Flutter Entertainment PLC*	(382,400)
(60,669)	Smurfit Kappa Group PLC	(2,592,961)

	Total Ireland	(2,975,361)

	Israel — (0.3)%
(1,730)	CyberArk Software Ltd.*	(456,305)
(138)	Monday.com Ltd.*	(30,775)

	Total Israel	(487,080)

	Italy — (0.8)%
(9,432)	Amplifon SpA	(314,958)
(1,278)	Ferrari NV	(539,397)
(25,221)	FinecoBank Banca Fineco SpA	(349,400)
(26,970)	Infrastrutture Wireless Italiane SpA (h)	(298,729)

	Total Italy	(1,502,484)

	Japan — (2.3)%
(16,900)	Aeon Co. Ltd.	(403,520)
(800)	ANA Holdings, Inc.*	(17,442)
(7,700)	Asahi Intecc Co. Ltd.	(160,264)
(200)	Disco Corp.	(65,177)
(300)	East Japan Railway Co.	(17,748)
(100)	Fast Retailing Co. Ltd.	(28,965)
(600)	GMO Payment Gateway, Inc.	(40,497)
(400)	Ibiden Co. Ltd.	(18,515)
(600)	Japan Airlines Co. Ltd.	(11,206)
(11,800)	Japan Exchange Group, Inc.	(308,943)
(3,700)	Keisei Electric Railway Co. Ltd.	(172,868)
(5,300)	Kintetsu Group Holdings Co. Ltd.	(163,000)
(7,100)	Kobe Bussan Co. Ltd.	(191,156)
(1,600)	Lasertec Corp.	(429,309)
(100)	M3, Inc.	(1,438)
(500)	McDonald’s Holdings Co. Japan Ltd.	(23,255)
(17,500)	MonotaRO Co. Ltd.	(167,386)
(5,400)	Nippon Paint Holdings Co. Ltd.	(40,116)
(3,500)	Odakyu Electric Railway Co. Ltd.	(49,209)
(11,500)	Oriental Land Co. Ltd.	(412,162)
(81,900)	Rakuten Group, Inc.*	(448,892)
(3,600)	Shiseido Co. Ltd.	(97,873)
(32,400)	SoftBank Corp.	(426,172)
(2,200)	SoftBank Group Corp.	(130,312)

11	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Japan — continued
(5,000)	Tobu Railway Co. Ltd.	(127,820)
(17,500)	Tokyu Corp.	(217,749)
(1,900)	West Japan Railway Co.	(79,005)
(1,700)	Zensho Holdings Co. Ltd.	(74,445)

	Total Japan	(4,324,444)

	Netherlands — (0.8)%
(336)	Adyen NV* (h)	(531,632)
(58)	ASML Holding NV	(55,042)
(2,389)	BE Semiconductor Industries NV	(432,690)
(15,015)	Universal Music Group NV	(453,309)

	Total Netherlands	(1,472,673)

	New Zealand — (0.2)%
(4,977)	Xero Ltd.*	(413,930)

	Peru — (0.2)%
(4,569)	Southern Copper Corp.	(369,449)

	Singapore — (0.3)%
(98,397)	Grab Holdings Ltd. – Class A*	(302,079)
(3,229,100)	Seatrium Ltd.*	(216,518)
(5,100)	Singapore Airlines Ltd.	(24,548)
(15,100)	Singapore Technologies Engineering Ltd.	(44,706)

	Total Singapore	(587,851)

	Spain — (0.4)%
(10,930)	Cellnex Telecom SA* (h)	(395,169)
(11,968)	Ferrovial SE	(449,396)

	Total Spain	(844,565)

	Sweden — (0.4)%
(12,129)	Beijer Ref AB	(170,796)
(11,355)	EQT AB	(332,664)
(630)	Evolution AB (h)	(81,613)
(8,494)	H & M Hennes & Mauritz AB – Class B	(115,340)

	Total Sweden	(700,413)

	Switzerland — (0.1)%
(135)	Partners Group Holding AG	(194,112)
(1,190)	SIG Group AG	(23,575)
(46)	VAT Group AG (h)	(23,089)

	Total Switzerland	(240,776)

	United Kingdom — (2.9)%
(3,108)	Admiral Group PLC	(104,868)
(32,505)	Auto Trader Group PLC (h)	(304,371)
(18,955)	Hargreaves Lansdown PLC	(174,693)
(44,111)	Informa PLC	(452,267)
(4,626)	InterContinental Hotels Group PLC	(491,250)
(136,383)	Liberty Global Ltd. – Class C*	(2,529,905)
(3,914)	London Stock Exchange Group PLC	(439,594)

Shares	Description	Value ($)
	United Kingdom — continued
(62,833)	M&G PLC	(178,637)
(13,444)	Phoenix Group Holdings PLC	(84,671)
(1,284)	Prudential PLC	(12,651)
(60,915)	Rolls-Royce Holdings PLC*	(284,308)
(4,811)	Severn Trent PLC	(151,820)
(793)	Spirax-Sarco Engineering PLC	(103,466)
(21,848)	Wise PLC – Class A*	(253,814)

	Total United Kingdom	(5,566,315)

	United States — (22.4)%
(178)	AbbVie, Inc.	(31,337)
(253)	AECOM	(22,474)
(21,374)	AES Corp.	(324,885)
(2,199)	Alnylam Pharmaceuticals, Inc.*	(332,247)
(8,564)	Altria Group, Inc.	(350,353)
(8,289)	Amedisys, Inc.*	(771,043)
(1,078)	American Tower Corp. – (REIT)	(214,371)
(1,152)	Amgen, Inc.	(315,452)
(3,627)	ARES Management Corp. – Class A	(481,049)
(1,876)	Arthur J Gallagher & Co.	(457,613)
(1,654)	Axon Enterprise, Inc.*	(508,390)
(2,540)	Bill Holdings, Inc.*	(160,858)
(354)	BioMarin Pharmaceutical, Inc.*	(30,543)
(577)	Bio-Techne Corp.	(42,450)
(1,832)	Boeing Co.*	(373,215)
(395)	Broadcom, Inc.	(513,694)
(2,302)	Burlington Stores, Inc.*	(472,140)
(7,700)	Caesars Entertainment, Inc.*	(334,719)
(18,479)	Cerevel Therapeutics Holdings, Inc.*	(757,639)
(409)	Charles Schwab Corp.	(27,313)
(8,676)	Charter Communications, Inc. – Class A*	(2,550,137)
(25,750)	Chesapeake Energy Corp.	(2,131,585)
(5,398)	Chevron Corp.	(820,550)
(184)	Chipotle Mexican Grill, Inc.*	(494,734)
(5,030)	Cloudflare, Inc. – Class A*	(495,656)
(17)	CME Group, Inc.	(3,746)
(5,500)	Dayforce, Inc.*	(383,680)
(3,753)	Dexcom, Inc.*	(431,858)
(9,951)	DraftKings, Inc. – Class A*	(431,077)
(264)	Ecolab, Inc.	(59,358)
(2,500)	Equity LifeStyle Properties, Inc. – (REIT)	(168,300)
(518)	Erie Indemnity Co. – Class A	(210,764)
(101)	Essential Utilities, Inc.	(3,513)
(5,514)	Exact Sciences Corp.*	(317,220)
(70,996)	Exxon Mobil Corp.	(7,420,502)
(353)	Fair Isaac Corp.*	(448,278)
(379)	Fastenal Co.	(27,671)
(6,963)	Fidelity National Information Services, Inc.	(481,770)
(229)	Fiserv, Inc.*	(34,183)
(1,013)	Gartner, Inc.*	(471,612)
(17,428)	Healthpeak Properties, Inc. – (REIT)	(291,919)
(763)	HubSpot, Inc.*	(472,152)
(260)	Hyatt Hotels Corp. – Class A	(39,933)

See accompanying notes to the financial statements.	12

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United States — continued
(38)	IDEXX Laboratories, Inc.*	(21,859)
(1,946)	Insulet Corp.*	(319,144)
(1,900)	IQVIA Holdings, Inc.*	(469,604)
(3,172)	Iron Mountain, Inc. – (REIT)	(249,446)
(42,179)	Juniper Networks, Inc.	(1,561,888)
(504)	Lamb Weston Holdings, Inc.	(51,514)
(3,661)	Lattice Semiconductor Corp.*	(280,469)
(12,840)	Liberty Media Corp.-Liberty Formula One – Class C*	(934,238)
(1,064)	Linde PLC	(477,545)
(4,544)	Live Nation Entertainment, Inc.*	(440,677)
(893)	Manhattan Associates, Inc.*	(226,224)
(1,102)	MarketAxess Holdings, Inc.	(235,178)
(26)	Marsh & McLennan Cos., Inc.	(5,259)
(1,035)	Mastercard, Inc. – Class A	(491,377)
(118)	McDonald’s Corp.	(34,489)
(786)	McKesson Corp.	(409,828)
(279)	MercadoLibre, Inc.*	(445,089)
(990)	MongoDB, Inc.*	(443,104)
(1,058)	Moody’s Corp.	(401,426)
(83)	Motorola Solutions, Inc.	(27,422)
(800)	MSCI, Inc.	(448,776)
(10,724)	Newmont Corp.	(335,125)
(10,095)	NiSource, Inc.	(263,076)
(4,788)	Okta, Inc.*	(513,752)
(5,900)	ONEOK, Inc.	(443,208)
(20,812)	Palantir Technologies, Inc. – Class A*	(521,965)
(3,157)	Paychex, Inc.	(387,111)
(4,168)	Philip Morris International, Inc.	(374,953)
(32)	Pool Corp.	(12,740)
(877)	PTC, Inc.*	(160,500)
(1)	Realty Income Corp. – (REIT)	(52)
(2,076)	Repligen Corp.*	(402,723)
(11,777)	Rivian Automotive, Inc. – Class A*	(133,316)
(9,497)	ROBLOX Corp. – Class A*	(378,930)
(3,874)	Roku, Inc.*	(244,759)
(9,211)	Rollins, Inc.	(405,929)
(292)	Royal Caribbean Cruises Ltd.*	(36,018)
(277)	Seagate Technology Holdings PLC	(25,775)
(293)	Sherwin-Williams Co.	(97,285)
(929)	Simon Property Group, Inc. – (REIT)	(137,622)
(1,794)	Snap, Inc. – Class A*	(19,770)
(2,264)	Snowflake, Inc. – Class A*	(426,266)

Shares / Par Value†	Description	Value ($)
	United States — continued
(261)	Starbucks Corp.	(24,769)
(1,999)	Tesla, Inc.*	(403,558)
(24)	Texas Pacific Land Corp.	(37,810)
(20,126)	Toast, Inc. – Class A*	(462,898)
(473)	Trade Desk, Inc. – Class A*	(40,408)
(399)	TransDigm Group, Inc.	(469,918)
(1,976)	Unity Software, Inc.*	(57,936)
(1,500)	Vail Resorts, Inc.	(345,465)
(950)	Watsco, Inc.	(374,414)
(12,104)	Williams Cos., Inc.	(435,018)
(21,506)	WillScot Mobile Mini Holdings Corp.*	(1,026,912)
(1,225)	Wolfspeed, Inc.*	(31,875)
(918)	Zillow Group, Inc. – Class C*	(51,546)
(1,902)	Zscaler, Inc.*	(460,227)

	Total United States	(42,230,168)

	TOTAL COMMON STOCKS (PROCEEDS $65,393,217)	(70,427,408)

	PREFERRED STOCKS (g) — (0.2)%
	Germany — (0.2)%
(1,064)	Sartorius AG	(402,969)

	TOTAL PREFERRED STOCKS (PROCEEDS $421,041)	(402,969)

	DEBT OBLIGATIONS — (14.4)%
	United States — (14.4)%
	U.S. Government Agency — (14.4)%
(30,000,000)	Uniform Mortgage-Backed Security, TBA, 2.50%, due 03/01/39	(27,214,910)

	TOTAL DEBT OBLIGATIONS (PROCEEDS $27,150,000)	(27,214,910)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $92,964,258)	(98,045,287)

	Other Assets and Liabilities (net) — 1.1%	2,077,935

	TOTAL NET ASSETS — 100.0%	$188,750,008

13	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)
03/25/2024	BCLY	AUD	532,278	USD	351,868	5,660
05/08/2024	CITI	AUD	730,000	USD	481,349	5,903
03/27/2024	CITI	AUD	1,180,461	USD	774,153	6,300
03/25/2024	DB	AUD	4,746,719	USD	3,129,281	41,888
05/08/2024	GS	AUD	1,480,000	USD	967,155	3,237
03/27/2024	MSCI	AUD	82,132	USD	54,047	622
05/08/2024	SSB	AUD	1,380,000	USD	907,776	8,987
04/02/2024	DB	BRL	636,371	USD	128,576	946
04/30/2024	BBH	CAD	990,000	USD	735,292	5,171
04/30/2024	CITI	CAD	500,000	USD	370,310	1,562
04/30/2024	DB	CAD	1,240,000	USD	917,762	3,267
03/12/2024	JPM	CAD	622,635	USD	460,880	2,025
04/30/2024	SSB	CAD	1,800,000	USD	1,336,887	9,394
03/28/2024	BCLY	CHF	12,585,428	USD	14,674,380	406,373
04/12/2024	SSB	CHF	6,577,275	USD	7,788,919	320,162
03/28/2024	SSB	CHF	15,159	USD	17,312	127
04/16/2024	CITI	CZK	6,000,000	USD	261,129	5,318
04/16/2024	MSCI	CZK	8,770,976	USD	387,176	13,224
04/30/2024	DB	EUR	4,740,000	USD	5,141,317	6,414
03/28/2024	DB	EUR	4,549,772	USD	4,945,565	23,389
03/25/2024	GS	GBP	85,293	USD	107,977	297
03/25/2024	JPM	GBP	1,039,757	USD	1,319,948	7,300
04/18/2024	SSB	GBP	790,000	USD	1,008,935	11,452
03/25/2024	SSB	GBP	293,744	USD	370,944	105
05/16/2024	BCLY	HKD	6,268,907	USD	803,734	1,375
05/14/2024	DB	HUF	30,000,000	USD	82,414	238
05/14/2024	MSCI	HUF	145,479,461	USD	402,409	3,910
04/30/2024	MSCI	IDR	1,585,857,000	USD	100,885	86
04/08/2024	BCLY	JPY	931,000,000	USD	6,551,895	307,775
04/15/2024	MSCI	JPY	1,069,000,000	USD	7,466,289	288,909
03/25/2024	MSCI	JPY	107,905,574	USD	724,109	1,985
05/13/2024	SSB	JPY	820,371,800	USD	5,573,491	41,709
03/25/2024	UBSA	JPY	1,591,619,992	USD	10,805,016	153,595
03/25/2024	DB	NOK	5,511,101	USD	527,802	8,657
03/28/2024	MSCI	NZD	2,848,587	USD	1,737,200	2,811
05/31/2024	MSCI	NZD	740,000	USD	456,083	5,532
03/28/2024	UBSA	NZD	1,000,863	USD	613,981	4,597
03/27/2024	BCLY	PEN	280,000	USD	74,163	155
04/30/2024	MSCI	PHP	2,000,000	USD	35,607	12
04/25/2024	BCLY	RON	650,000	USD	141,547	315
04/25/2024	GS	RON	1,841,896	USD	402,616	2,408
04/10/2024	DB	SEK	6,500,000	USD	628,750	758
04/10/2024	MSCI	SEK	15,544,479	USD	1,524,108	22,292
04/24/2024	SSB	SGD	90,000	USD	67,057	20
04/25/2024	JPM	TWD	9,043,349	USD	291,664	5,153
04/25/2024	SSB	TWD	8,400,000	USD	271,623	5,495
05/08/2024	SSB	USD	2,871,839	AUD	4,410,000	377
04/02/2024	GS	USD	80,221	BRL	400,000	2
04/02/2024	MSCI	USD	1,432,406	BRL	7,147,565	1,102

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)
04/26/2024	JPM	USD	14,530	CLP	14,096,500	30
04/26/2024	GS	USD	171,198	COP	680,000,000	567
04/26/2024	MSCI	USD	301,762	COP	1,200,000,000	1,352
03/28/2024	JPM	USD	1,283,516	EUR	1,191,195	5,181
04/30/2024	SSB	USD	76,051	IDR	1,200,000,000	223
05/09/2024	CITI	USD	98,059	ILS	350,000	134
05/09/2024	DB	USD	291,759	ILS	1,050,000	2,821
05/09/2024	GS	USD	177,183	ILS	650,000	5,177
05/09/2024	SSB	USD	136,380	ILS	500,000	3,896
05/08/2024	CITI	USD	240,765	INR	20,073,064	771
05/28/2024	SSB	USD	90,136	KRW	120,000,000	133
04/02/2024	BCLY	USD	2,432,001	MXN	42,316,817	39,302
04/02/2024	JPM	USD	70,973	MXN	1,219,949	272
04/18/2024	MSCI	USD	897,898	MXN	15,618,725	11,943
04/02/2024	MSCI	USD	2,438,799	MXN	42,316,818	32,505
05/20/2024	MSCI	USD	98,839	PLN	400,000	1,243
04/10/2024	BBH	USD	607,865	SEK	6,300,000	804
04/10/2024	DB	USD	756,654	SEK	7,900,000	6,597
04/10/2024	MSCI	USD	318,028	SEK	3,300,000	798
03/28/2024	MSCI	ZAR	4,000,000	USD	208,380	248
05/08/2024	SSB	AUD	810,000	USD	525,156	(2,394)
04/02/2024	GS	BRL	250,000	USD	50,039	(101)
04/02/2024	MSCI	BRL	1,395,911	USD	279,193	(770)
04/26/2024	MSCI	COP	1,384,898,500	USD	345,357	(4,462)
04/16/2024	CITI	CZK	1,200,000	USD	50,626	(536)
04/30/2024	MSCI	EUR	660,000	USD	711,104	(3,882)
04/18/2024	SSB	GBP	610,000	USD	768,668	(1,540)
05/09/2024	CITI	ILS	717,605	USD	197,792	(3,534)
03/25/2024	BCLY	JPY	356,094,961	USD	2,379,530	(3,524)
03/25/2024	JPM	JPY	29,281,585	USD	195,838	(120)
03/25/2024	MSCI	JPY	114,243,580	USD	762,375	(2,165)
03/25/2024	JPM	NOK	359,040	USD	33,692	(130)
03/27/2024	MSCI	PEN	480,000	USD	126,326	(545)
05/20/2024	SSB	PLN	450,000	USD	112,586	(6)
04/25/2024	CITI	RON	550,000	USD	118,385	(1,119)
05/20/2024	CITI	THB	30,652,251	USD	852,086	(7,953)
04/02/2024	BCLY	USD	2,043,769	BRL	10,136,683	(10,765)
03/12/2024	BCLY	USD	148,959	CAD	201,885	(179)
03/12/2024	GS	USD	563,669	CAD	760,571	(3,160)
04/30/2024	GS	USD	1,194,331	CAD	1,600,000	(14,337)
03/12/2024	JPM	USD	315,531	CAD	426,440	(1,262)
03/12/2024	SSB	USD	4,990,262	CAD	6,675,149	(70,963)
04/30/2024	SSB	USD	753,451	CAD	1,012,285	(6,895)
03/28/2024	BCLY	USD	148,160	CHF	130,157	(603)
03/28/2024	JPM	USD	476,862	CHF	418,190	(2,763)
03/28/2024	BCLY	USD	311,523	EUR	287,528	(460)
03/28/2024	JPM	USD	3,500,961	EUR	3,227,138	(9,677)
04/18/2024	BCLY	USD	2,278,431	GBP	1,800,000	(5,687)
03/25/2024	BCLY	USD	222,172	GBP	175,514	(593)

See accompanying notes to the financial statements.	14

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Forward Currency Contracts — continued

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)
03/25/2024	DB	USD	4,253,838	GBP	3,347,190	(28,157)
03/25/2024	JPM	USD	647,763	GBP	511,699	(1,765)
03/25/2024	BCLY	USD	979,618	JPY	142,757,558	(24,257)
03/21/2024	MSCI	USD	7,025,195	JPY	1,048,915,155	(10,090)
05/28/2024	CITI	USD	21,753	KRW	28,830,175	(66)
03/25/2024	BCLY	USD	551,231	NOK	5,772,852	(7,430)
04/16/2024	CITI	USD	313,531	NOK	3,300,000	(2,508)
03/25/2024	DB	USD	443,358	NOK	4,680,187	(2,485)
04/16/2024	JPM	USD	4,874,908	NOK	50,027,768	(159,826)

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)
04/26/2024	JPM	USD	21,065	NOK	221,685	(166)
04/26/2024	MSCI	USD	5,206,401	NOK	54,196,509	(97,246)
03/25/2024	SSB	USD	11,065,898	NOK	116,140,031	(125,532)
04/10/2024	CITI	USD	714,443	SEK	7,300,000	(9,160)
04/24/2024	SSB	USD	25,505	SGD	34,152	(67)
03/28/2024	BCLY	USD	844,380	ZAR	15,954,543	(14,218)
03/28/2024	CITI	ZAR	2,000,000	USD	103,379	(687)

						$1,218,603

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
3	Australia Government Bond 10 Yr.	March 2024	224,282	(294)
13	CBOE Volatility Index(i)	March 2024	182,114	(7,839)
79	Corn(i)	May 2024	1,696,525	(57,635)
22	Cotton(i)	May 2024	1,095,270	86,202
4	DAX Index	March 2024	1,920,616	93,234
75	FTSE 100 Index	March 2024	7,230,684	15,549
23	FTSE MIB Index	March 2024	4,062,081	235,318
27	Hang Seng Index	March 2024	2,824,811	(60,715)
56	Iron Ore(i)	April 2024	644,448	(37,152)
135	MSCI Singapore	March 2024	2,827,567	(25,113)
11	NYMEX Platinum Futures(i)	April 2024	486,200	(22,771)
42	S&P 500 E-Mini	March 2024	10,717,875	289,202
170	Soybean(i)	May 2024	9,696,375	(485,507)
128	Soybean Meal(i)	May 2024	4,213,760	(210,502)
15	Soybean Oil(i)	May 2024	406,890	(10,285)
58	Sugar(i)	April 2024	1,408,982	(81,461)
7	U.S. Long Bond (CBT)	June 2024	834,750	6,049
11	U.S. Treasury Note 2 Yr. (CBT)	June 2024	2,252,250	1,109
68	U.S. Treasury Note 5 Yr. (CBT)	June 2024	7,269,625	13,794
28	U.S. Treasury Ultra 10 Yr. (CBT)	June 2024	3,196,813	8,602
17	UK Gilt Long Bond	June 2024	2,104,922	9,945
23	WCE Canola Futures(i)	May 2024	201,232	(3,519)

			$65,498,072	$(243,789)

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Sales
16	CAC40 10 Euro	March 2024	1,375,360	(23,960)
16	Canadian Government Bond 10 Yr.	June 2024	1,413,197	(3,746)
57	Cocoa(i)	May 2024	3,447,930	(288,502)
36	Coffee(i)	May 2024	2,488,725	39,729
40	Copper(i)	May 2024	3,847,000	(93,998)
125	E-mini Russell 2000 Index	March 2024	12,858,125	(370,560)
5	Euro Bund	March 2024	716,840	6,546
3	Euro Bund	June 2024	428,840	(1,385)
18	FTSE Taiwan Index	March 2024	1,165,684	(5,527)
38	Gold (i)	April 2024	7,807,860	(1,326)
60	IFSC NIFTY 50 Index	March 2024	2,663,040	13,798
48	KOSPI 200 Index	March 2024	3,211,840	(113,581)
5	Live Cattle Futures(i)	April 2024	370,700	4,157
71	Natural Gas(i)	March 2024	1,320,600	64,565
27	NY Harbor ULSD Futures(i)	March 2024	3,004,987	119,130
43	OMX Stockholm 30 Index	March 2024	1,020,975	(27,762)
14	RBOB Gasoline(i)	March 2024	1,517,628	(66,314)
11	S&P/TSX 60	March 2024	2,092,119	(46,264)
21	Silver(i)	May 2024	2,402,925	(644)
33	SPI 200 Futures	March 2024	4,117,173	(89,284)
41	Swiss Market New Index Futures	March 2024	5,268,621	(84,883)
16	TOPIX Index	March 2024	2,865,315	(104,076)
7	U.S. Treasury Note 10 Yr. (CBT)	June 2024	773,062	(2,764)
2	U.S. Ultra Bond (CBT)	June 2024	255,750	(3,987)
233	Wheat(i)	May 2024	6,713,312	242,676
35	WTI Crude(i)	March 2024	2,739,100	(74,845)

			$75,886,708	$(912,807)

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

15	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount		Value ($)
Equity Options – Calls
Silicon Motion Technology Corp.(f)	60.00	03/15/24	(158)	USD	(1,118,482)	(165,900)

Index Options – Puts
S&P 500 Index	4,960.00	03/01/24	(8)	USD	(4,077,016)	(160)
S&P 500 Index	5,025.00	03/08/24	(8)	USD	(4,077,016)	(8,184)
S&P 500 Index	5,005.00	03/15/24	(8)	USD	(4,077,016)	(12,640)
S&P 500 Index	5,095.00	03/22/24	(7)	USD	(3,567,389)	(35,980)

			Total Index Options – Puts			(56,964)

Description	Counterparty	Exercise Rate	Expiration Date	Principal/ Notional Amount		Floating Rate Index	Pay/Receive Floating Rate	Value ($)
Written Options on Credit Default Swaps – Puts
CDX.NA.HYS.41	CITI	105.00%	04/17/24	USD	(22,416,000)	Fixed Spread	Pay	(67,903)
CDX.NA.HYS.41	JPM	106.00%	03/20/24	USD	(14,944,000)	Fixed Spread	Pay	(31,860)

				Total Written Options On Credit Default Swaps — Puts				(99,763)

					TOTAL WRITTEN OPTIONS
						(Premiums $508,387)		$(322,627)

Swap Contracts

Centrally Cleared Credit Default Swaps

Reference Entity	Notional Amount	Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX.NA.IG.S41	USD 72,750,000	1.00%	0.52%	N/A	12/20/2028	Quarterly	(959,986)	(1,496,759)	(536,773)
CDX.NA.HY.S41	USD 20,158,380	5.00%	3.39%	N/A	12/20/2028	Quarterly	(1,178,188)	(1,275,280)	(97,092)

							$(2,138,174)	$(2,772,039)	$(633,865)

OTC Credit Default Swaps

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Buy Protection^:
CDX.NA.HY.S33	CITI	USD	2,222,000	5.00%	0.62%	N/A	12/20/2024	Quarterly	(53,637)	(77,325)	(23,688)
CMBX.NA.BBB-.11	CGMI	USD	1,886,000	3.00%	7.67%	N/A	11/18/2054	Monthly	397,828	256,944	(140,884)
CMBX.NA.BBB-.9	MLCS	USD	2,640,000	3.00%	13.71%	N/A	09/17/2058	Monthly	212,244	391,050	178,806
CMBX.NA.BBB-.9	MORD	USD	1,333,000	3.00%	13.71%	N/A	09/17/2058	Monthly	246,605	197,451	(49,154)

See accompanying notes to the financial statements.	16

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

OTC Credit Default Swaps — continued

Reference Entity	Counterparty	Notional Amount		Annual Premium	Implied Credit Spread (1)	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
CMBX.NA.A.15	CGMI	USD	2,222,000	2.00%	3.26%	N/A	11/18/2064	Monthly	266,640	157,961	(108,679)
CMBX.NA.BBB-.14	CGMI	USD	576,500	3.00%	6.96%	N/A	12/16/2072	Monthly	162,861	103,832	(59,029)
Sell Protection^:
CDX.NA.HY.S33	CITI	USD	4,388,727	5.00%	0.05%	4,388,727 USD	12/20/2024	Quarterly	756,836	172,520	(584,316)
CDX.NA.HY.S41	GS	USD	3,556,000	5.00%	2.06%	3,556,000 USD	12/20/2028	Quarterly	245,858	445,510	199,652
CDX.NA.HY.S41	JPM	USD	5,334,000	5.00%	2.06%	5,334,000 USD	12/20/2028	Quarterly	357,319	668,265	310,946
CMBX.NA.A.9	CGMI	USD	1,112,500	2.00%	6.07%	1,112,500 USD	09/17/2058	Monthly	(33,096)	(65,777)	(32,681)
CMBX.NA.A.9	CGMI	USD	1,780,000	2.00%	6.07%	1,780,000 USD	09/17/2058	Monthly	(44,602)	(105,243)	(60,641)
CMBX.NA.A.9	MLCS	USD	4,750,000	2.00%	6.07%	4,750,000 USD	09/17/2058	Monthly	9,294	(280,846)	(290,140)
CMBX.NA.A.9	MORD	USD	2,222,000	2.00%	6.07%	2,222,000 USD	09/17/2058	Monthly	(204,146)	(131,376)	72,770
CMBX.NA.AAA.10	GS	USD	4,610,000	0.50%	0.59%	4,610,000 USD	11/17/2059	Monthly	42,162	(9,650)	(51,812)
CMBX.NA.AAA.15	CGMI	USD	4,445,000	0.50%	0.75%	4,445,000 USD	11/18/2064	Monthly	(165,845)	(68,061)	97,784
CMBX.NA.AAA.15	GS	USD	1,730,000	0.50%	0.75%	1,730,000 USD	11/18/2064	Monthly	(26,617)	(26,490)	127
CMBX.NA.AAA.14	CGMI	USD	11,125,000	0.50%	0.73%	11,125,000 USD	12/16/2072	Monthly	(218,513)	(134,559)	83,954

									$1,951,191	$1,494,206	$(456,985)

^

Buy Protection - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell Protection - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)

As of February 29, 2024, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity.

The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
4.20%	3 Month AUD BBSW	AUD	18,400,000	03/20/2026	Quarterly	(18,503)	(44,611)	(26,108)
3.95%	3 Month AUD BBSW	AUD	5,000,000	03/20/2026	Quarterly	(243)	3,127	3,370
4.09%	3 Month AUD BBSW	AUD	6,000,000	03/20/2026	Quarterly	—	(6,386)	(6,386)
3 Month AUD BBSW	3.95%	AUD	7,000,000	03/20/2026	Quarterly	—	(4,864)	(4,864)
3 Month AUD BBSW	4.07%	AUD	6,500,000	03/20/2026	Quarterly	—	5,549	5,549
CAD-CORRA-OIS-COMPOUND	4.01%	CAD	8,500,000	03/20/2026	Annually	—	(21,821)	(21,821)
CAD-CORRA-OIS-COMPOUND	4.19%	CAD	9,500,000	03/20/2026	Annually	23,355	(909)	(24,264)
3.99%	CAD-CORRA-OIS-COMPOUND	CAD	1,500,000	03/20/2026	Annually	—	4,331	4,331
CHF-SARON-OIS-COMPOUND	1.03%	CHF	2,500,000	03/20/2026	Annually	(1,215)	(4,146)	(2,931)
CHF-SARON-OIS-COMPOUND	1.08%	CHF	16,620,000	03/20/2026	Annually	(5,106)	(10,123)	(5,017)
CHF-SARON-OIS-COMPOUND	1.10%	CHF	3,000,000	03/20/2026	Annually	70	(517)	(587)

17	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
CHF-SARON-OIS-COMPOUND	1.21%	CHF	7,000,000	03/20/2026	Annually	—	17,469	17,469
EUR-EuroSTR-COMPOUND	2.43%	EUR	1,521,000	03/20/2026	Annually	20	(17,318)	(17,338)
EUR-EuroSTR-COMPOUND	2.52%	EUR	3,000,000	03/20/2026	Annually	—	(28,786)	(28,786)
EUR-EuroSTR-COMPOUND	2.64%	EUR	2,000,000	03/20/2026	Annually	—	(13,911)	(13,911)
2.83%	EUR-EuroSTR-COMPOUND	EUR	16,240,000	03/20/2026	Annually	(68,013)	50,692	118,705
2.51%	EUR-EuroSTR-COMPOUND	EUR	3,500,000	03/20/2026	Annually	—	33,694	33,694
GBP-SONIA-COMPOUND	4.12%	GBP	3,000,000	03/20/2026	Annually	—	(31,175)	(31,175)
GBP-SONIA-COMPOUND	4.16%	GBP	2,000,000	03/20/2026	Annually	—	(18,691)	(18,691)
GBP-SONIA-COMPOUND	4.62%	GBP	9,500,000	03/20/2026	Annually	24,840	14,202	(10,638)
4.08%	GBP-SONIA-COMPOUND	GBP	3,500,000	03/20/2026	Annually	—	39,703	39,703
3.75%	GBP-SONIA-COMPOUND	GBP	3,000,000	03/20/2026	Annually	1,028	57,030	56,002
4.04%	GBP-SONIA-COMPOUND	GBP	3,500,000	03/20/2026	Annually	1,942	42,418	40,476
5.19%	3 Month NZD Bank Bill Rate	NZD	7,000,000	03/20/2026	Quarterly	(15,408)	(19,661)	(4,253)
4.64%	3 Month NZD Bank Bill Rate	NZD	7,500,000	03/20/2026	Quarterly	—	26,751	26,751
3 Month NZD Bank Bill Rate	5.09%	NZD	6,000,000	03/20/2026	Quarterly	—	9,491	9,491
3 Month SEK STIBOR	2.92%	SEK	43,220,000	03/20/2026	Quarterly	(1,327)	(30,785)	(29,458)
4.33%	USD-SOFR-COMPOUND	USD	4,000,000	06/20/2026	Annually	—	(3,281)	(3,281)
6 Month AUD BBSW	4.37%	AUD	18,670,000	03/20/2034	Semi-annual	(39,325)	(3,852)	35,473
6 Month AUD BBSW	4.41%	AUD	1,200,000	03/20/2034	Semi-annual	552	2,745	2,193
6 Month AUD BBSW	4.48%	AUD	2,000,000	03/20/2034	Semi-annual	—	11,918	11,918
6 Month AUD BBSW	4.51%	AUD	1,400,000	03/20/2034	Semi-annual	—	10,479	10,479
6 Month AUD BBSW	4.60%	AUD	4,300,000	03/20/2034	Semi-annual	9,006	51,842	42,836
4.56%	6 Month AUD BBSW	AUD	1,600,000	03/20/2034	Semi-annual	—	(15,637)	(15,637)
4.42%	6 Month AUD BBSW	AUD	2,200,000	03/20/2034	Semi-annual	—	(5,182)	(5,182)
4.42%	6 Month AUD BBSW	AUD	1,600,000	03/20/2034	Semi-annual	—	(4,400)	(4,400)
CAD-CORRA-OIS-COMPOUND	3.43%	CAD	2,100,000	03/20/2034	Annually	—	(8,884)	(8,884)
CAD-CORRA-OIS-COMPOUND	3.46%	CAD	1,100,000	03/20/2034	Annually	—	(2,798)	(2,798)
CAD-CORRA-OIS-COMPOUND	3.49%	CAD	2,500,000	03/20/2034	Annually	—	(2,066)	(2,066)
CAD-CORRA-OIS-COMPOUND	3.49%	CAD	400,000	03/20/2034	Annually	—	(183)	(183)
CAD-CORRA-OIS-COMPOUND	3.61%	CAD	1,100,000	03/20/2034	Annually	—	7,154	7,154
3.15%	CAD-CORRA-OIS-COMPOUND	CAD	2,100,000	03/20/2034	Annually	—	45,468	45,468
3.41%	CAD-CORRA-OIS-COMPOUND	CAD	1,900,000	03/20/2034	Annually	—	10,952	10,952
3.45%	CAD-CORRA-OIS-COMPOUND	CAD	2,100,000	03/20/2034	Annually	(6,537)	6,437	12,974
3.45%	CAD-CORRA-OIS-COMPOUND	CAD	1,200,000	03/20/2034	Annually	—	3,715	3,715
1.21%	CHF-SARON-OIS-COMPOUND	CHF	700,000	03/20/2034	Annually	(2,269)	(575)	1,694
1.19%	CHF-SARON-OIS-COMPOUND	CHF	3,770,000	03/20/2034	Annually	(8,814)	7,453	16,267
1.35%	CHF-SARON-OIS-COMPOUND	CHF	1,100,000	03/20/2034	Annually	—	(17,473)	(17,473)
1.26%	CHF-SARON-OIS-COMPOUND	CHF	500,000	03/20/2034	Annually	(742)	(2,832)	(2,090)
EUR-EuroSTR-COMPOUND	2.19%	EUR	1,500,000	03/20/2034	Annually	—	(52,316)	(52,316)
EUR-EuroSTR-COMPOUND	2.21%	EUR	500,000	03/20/2034	Annually	—	(16,630)	(16,630)
EUR-EuroSTR-COMPOUND	2.42%	EUR	1,300,000	03/20/2034	Annually	—	(16,525)	(16,525)
EUR-EuroSTR-COMPOUND	2.43%	EUR	800,000	03/20/2034	Annually	—	(9,865)	(9,865)
EUR-EuroSTR-COMPOUND	2.50%	EUR	500,000	03/20/2034	Annually	—	(2,669)	(2,669)
EUR-EuroSTR-COMPOUND	2.54%	EUR	3,720,000	03/20/2034	Annually	10,375	(5,173)	(15,548)
EUR-EuroSTR-COMPOUND	2.61%	EUR	1,000,000	03/20/2034	Annually	—	5,221	5,221
2.27%	EUR-EuroSTR-COMPOUND	EUR	305,000	03/20/2034	Annually	(500)	8,206	8,706
2.52%	EUR-EuroSTR-COMPOUND	EUR	1,570,000	03/20/2034	Annually	(2,003)	4,528	6,531
2.45%	EUR-EuroSTR-COMPOUND	EUR	400,000	03/20/2034	Annually	—	3,867	3,867
2.42%	EUR-EuroSTR-COMPOUND	EUR	700,000	03/20/2034	Annually	—	8,798	8,798
2.42%	EUR-EuroSTR-COMPOUND	EUR	700,000	03/20/2034	Annually	—	9,298	9,298
2.41%	EUR-EuroSTR-COMPOUND	EUR	700,000	03/20/2034	Annually	—	9,597	9,597

See accompanying notes to the financial statements.	18

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
2.52%	EUR-EuroSTR-COMPOUND	EUR	400,000	03/20/2034	Annually	—	1,374	1,374
2.54%	EUR-EuroSTR-COMPOUND	EUR	1,500,000	03/20/2034	Annually	—	2,728	2,728
2.55%	EUR-EuroSTR-COMPOUND	EUR	1,100,000	03/20/2034	Annually	—	274	274
2.55%	EUR-EuroSTR-COMPOUND	EUR	1,200,000	03/20/2034	Annually	—	470	470
GBP-SONIA-COMPOUND	3.15%	GBP	900,000	03/20/2034	Annually	(926)	(62,725)	(61,799)
GBP-SONIA-COMPOUND	3.41%	GBP	800,000	03/20/2034	Annually	—	(34,283)	(34,283)
GBP-SONIA-COMPOUND	3.51%	GBP	800,000	03/20/2034	Annually	(3,103)	(26,173)	(23,070)
GBP-SONIA-COMPOUND	3.51%	GBP	1,200,000	03/20/2034	Annually	—	(39,136)	(39,136)
GBP-SONIA-COMPOUND	3.54%	GBP	900,000	03/20/2034	Annually	(905)	(26,909)	(26,004)
GBP-SONIA-COMPOUND	3.70%	GBP	600,000	03/20/2034	Annually	—	(7,893)	(7,893)
GBP-SONIA-COMPOUND	3.84%	GBP	800,000	03/20/2034	Annually	—	699	699
GBP-SONIA-COMPOUND	3.85%	GBP	1,520,000	03/20/2034	Annually	404	3,149	2,745
3.89%	GBP-SONIA-COMPOUND	GBP	2,300,000	03/20/2034	Annually	(8,612)	(13,669)	(5,057)
3.24%	GBP-SONIA-COMPOUND	GBP	500,000	03/20/2034	Annually	—	30,336	30,336
3.36%	GBP-SONIA-COMPOUND	GBP	800,000	03/20/2034	Annually	—	38,748	38,748
3.65%	GBP-SONIA-COMPOUND	GBP	700,000	03/20/2034	Annually	—	12,793	12,793
3.68%	GBP-SONIA-COMPOUND	GBP	500,000	03/20/2034	Annually	—	7,832	7,832
3.74%	GBP-SONIA-COMPOUND	GBP	800,000	03/20/2034	Annually	—	7,330	7,330
3.90%	GBP-SONIA-COMPOUND	GBP	1,000,000	03/20/2034	Annually	—	(6,916)	(6,916)
4.30%	3 Month NZD Bank Bill Rate	NZD	3,000,000	03/20/2034	Quarterly	—	35,112	35,112
4.69%	3 Month NZD Bank Bill Rate	NZD	1,400,000	03/20/2034	Quarterly	—	(10,706)	(10,706)
3 Month NZD Bank Bill Rate	4.48%	NZD	1,800,000	03/20/2034	Quarterly	—	(4,546)	(4,546)
3 Month NZD Bank Bill Rate	4.75%	NZD	1,700,000	03/20/2034	Quarterly	4,309	17,760	13,451
3 Month NZD Bank Bill Rate	4.77%	NZD	3,300,000	03/20/2034	Quarterly	11,675	37,822	26,147
3 Month SEK STIBOR	2.20%	SEK	18,000,000	03/20/2034	Quarterly	—	(88,308)	(88,308)
3 Month SEK STIBOR	2.24%	SEK	14,000,000	03/20/2034	Quarterly	—	(64,200)	(64,200)
3 Month SEK STIBOR	2.47%	SEK	11,000,000	03/20/2034	Quarterly	—	(28,847)	(28,847)
3 Month SEK STIBOR	2.63%	SEK	8,000,000	03/20/2034	Quarterly	—	(10,365)	(10,365)
3 Month SEK STIBOR	2.76%	SEK	9,000,000	03/20/2034	Quarterly	—	(2,115)	(2,115)
3 Month SEK STIBOR	2.84%	SEK	9,000,000	03/20/2034	Quarterly	—	3,576	3,576
2.47%	3 Month SEK STIBOR	SEK	10,670,000	03/20/2034	Quarterly	840	28,497	27,657
2.49%	3 Month SEK STIBOR	SEK	111,390,000	03/20/2034	Quarterly	(12,266)	276,364	288,630
2.28%	3 Month SEK STIBOR	SEK	12,000,000	03/20/2034	Quarterly	—	50,337	50,337
2.63%	3 Month SEK STIBOR	SEK	16,000,000	03/20/2034	Quarterly	—	21,395	21,395
2.60%	3 Month SEK STIBOR	SEK	13,000,000	03/20/2034	Quarterly	655	20,715	20,060
USD-SOFR-COMPOUND	3.88%	USD	1,000,000	06/20/2034	Annually	—	4,841	4,841

						$(106,746)	$263,451	$370,197

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on Markit iBoxx USD Liquid Investment Grade Index	SOFR	MSCI	USD 4,497,000	03/20/2024	Quarterly	14,039	52,069	38,030
1 Month Federal Funds Rate plus 0.03%	Total Return on MSCI World Daily Total Return Net Value Index	GS	USD 3,690,983	04/30/2024	Monthly	—	—	—

19	See accompanying notes to the financial statements.

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

OTC Total Return Swaps — continued

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on MSCI World Daily Total Return Net Growth Index	1 Month Federal Funds Rate minus 0.02%	GS	USD	3,710,297	04/30/2024	Monthly	—	—	—
1 Month Federal Funds Rate minus 0.06%	Total Return on MSCI World Daily Total Return Net Value Index	UBSA	USD	1,539,640	05/13/2024	Monthly	—	45,515	45,515
Total Return on MSCI World Daily Total Return Net Growth Index	1 Month Federal Funds Rate plus 0.02%	UBSA	USD	1,523,958	05/13/2024	Monthly	—	(56,353)	(56,353)
1 Month Federal Funds Rate plus 0.06%	Total Return on MSCI World Daily Total Return Net Value Index	JPM	USD	1,414,778	12/16/2024	Monthly	—	19,962	19,962
Total Return on MSCI World Daily Total Return Net Growth Index	1 Month Federal Funds Rate minus 0.17%	JPM	USD	1,700,132	12/16/2024	Monthly	—	(22,506)	(22,506)
Total Return on Equity Basket (l)	1 Month Federal Funds Rate minus 0.40%	MORD	USD	2,404,558	06/18/2024	Monthly	—	(41,413)	(41,413)
Total Return on Equity Basket (l)	1 Month Federal Funds Rate minus 0.40%	GS	USD	2,014,744	06/24/2024	Monthly	—	36,684	36,684

							$14,039	$33,958	$19,919

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
*	Non-income producing security.
(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Securities are traded on separate exchanges for the same entity.
(c)	Investment valued using significant unobservable inputs (Note 2).
(d)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(e)	All or a portion of this security is out on loan (Note 2).
(f)	All or a portion of this investment is held in connection with one or more holdings within the Fund.
(g)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(h)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

(i)	All or a portion of this security or derivative is owned by GMO Alternative Allocation SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Allocation Fund.
(j)	The rate disclosed is the 7 day net yield as of February 29, 2024.
(k)	The rate shown represents yield-to-maturity.

See accompanying notes to the financial statements.	20

GMO Alternative Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

(l) The following table represents the individual long and/or short positions within the custom equity basket swap as of February 29, 2024.

Shares	Description	% of Equity Basket	Value ($)
	Custom equity basket swap with GS as the counterparty:
(21,670)	Allegro EU SA	8.9%	(175,124)
(18,400)	B3 SA – Brasil Bolsa Balcao	2.4%	(47,489)
(1,361)	Bid Corp. Ltd.	1.6%	(31,813)
(136)	Budimex	1.3%	(24,859)
(397)	Capitec Bank Holdings Ltd.	2.1%	(41,827)
(1,012)	CD Projekt SA	1.4%	(27,814)
(58,000)	China Southern Airlines Co. Ltd. – Class H	1.1%	(21,526)
(8,618)	Clicks Group Ltd.	6.8%	(134,568)
(71,616)	Cosan SA	12.4%	(244,910)
(1,947)	Dino Polska SA	11.4%	(226,556)
(10,569)	Doosan Enerbility Co. Ltd.	6.5%	(129,000)
(27,000)	Gulf Energy Development PCL NVDR	1.6%	(32,416)
(147)	Hanmi Pharm Co. Ltd.	1.9%	(36,894)
(26,600)	Hapvida Participacoes e Investimentos SA	1.0%	(19,638)
(652)	HYBE Co. Ltd.	4.9%	(97,651)
(683)	Kakao Corp.	1.4%	(27,414)
(14,000)	Kingdee International Software Group Co. Ltd.	0.8%	(15,054)
(888)	Korea Aerospace Industries Ltd.	1.7%	(34,263)
(28)	LG Energy Solution Ltd.	0.4%	(8,462)
(12)	LPP SA	2.7%	(53,980)
(24,208)	Microport Scientific Corp.	1.2%	(23,691)
(903)	POSCO Chemical Co. Ltd.	10.9%	(215,841)
(24,000)	Rede D’Or Sao Luiz SA	6.2%	(122,243)
(60)	Samsung Biologics Co. Ltd.	1.8%	(34,912)
(12,352)	Samsung Heavy Industries Co. Ltd.	3.7%	(73,433)
(333)	SK IE Technology Co. Ltd.	0.9%	(18,367)
(1,156)	Yuhan Corp.	3.0%	(58,635)

	TOTAL COMMON STOCKS		$(1,978,380)

Shares	Description	% of Equity Basket	Value ($)
	Custom equity basket swap with MORD as the counterparty:
(130,000)	Air China Ltd. – Class H	2.9%	(69,613)
(110,700)	Airports Of Thailand PC NVDR	8.0%	(196,177)
(46,000)	Alibaba Health Information Technology Ltd.	0.8%	(20,100)
(78,000)	China Molybdenum Co. Ltd. – Class H	2.0%	(48,119)
(36,000)	China Southern Airlines Co. Ltd. – Class H	0.5%	(13,361)
(122,000)	Genscript Biotech Corp.	10.1%	(246,640)
(206,700)	Gulf Energy Development PCL NVDR	10.2%	(248,163)
(383)	Hanmi Pharm Co. Ltd.	3.9%	(96,125)
(949)	Hotel Shilla Co. Ltd.	1.8%	(42,900)
(16,250)	Innovent Biologics, Inc.	1.1%	(25,676)
(12,000)	Innovent Biologics, Inc.	2.6%	(64,712)
(2,341)	Kakao Corp.	3.9%	(93,963)
(185,000)	Kingdee International Software Group Co. Ltd.	8.1%	(198,928)
(7,405)	Korea Aerospace Industries Ltd.	11.7%	(285,719)
(34,200)	Nongfu Spring Co. Ltd. – Class H	7.9%	(193,394)
(33)	POSCO Chemical Co. Ltd.	0.3%	(7,888)
(571)	Samsung Biologics Co. Ltd.	13.6%	(332,247)
(40,355)	Samsung Heavy Industries Co. Ltd.	9.8%	(239,913)
(350)	SK IE Technology Co. Ltd.	0.8%	(19,305)

	TOTAL COMMON STOCKS		$(2,442,943)

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

21	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

Class III shares of GMO Benchmark-Free Allocation Fund returned +10.46% (net) for the fiscal year ended February 29, 2024, as compared with +3.12% for the CPI.

This was a strong 12 months for absolute performance, but it was more nuanced in relation to traditional risk assets. Over the same period, developed equities, as measured by the MSCI World Index, were up 25.0%. Emerging equities, as measured by the MSCI Emerging Markets Index, were up 8.7%, while bonds, as measured by the Bloomberg U.S. Aggregate Index, were up 3.3%.

The Fund had an average equity exposure of about 52%, and this had a worse return than MSCI All Country World Index (“ACWI”). Within developed markets, we were leaning away from the U.S. as we believed that it was trading at an unfavorable valuation, but it went on to have a very strong year relative to other markets. We also had a significant investment in emerging markets as we believed that they were trading at very preferential valuations and, despite the asset class performing poorly, extremely strong security selection ensured that this added to performance relative to MSCI ACWI. There was a broadly 36% average exposure to alternatives and these delivered a solid positive return, although they could not keep pace with the resurgent equity markets. Fixed income assets accounted for an average 13% of the Fund, and these were up 7.5% for the 12 months. Our decision to emphasize credit over duration was a key driver of the outperformance over the Bloomberg U.S. Aggregate Index. The highlight was an exposure to emerging debt, with the J.P. Morgan EMBIG Diversified Index returning 10.1%, and our portfolio was comfortably ahead of this with an 18.4% return.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

23

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Benchmark-Free Allocation Fund Class III Shares, the Consumer Price Index and the Bloomberg

U.S. Treasury Inflation Notes: 1-10 Year Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	10.46%	3.43%	2.89%	n/a
Class IV	10.57%	3.50%	2.94%	n/a
Class MF	10.56%	3.48%	2.95%	n/a
Class R6	10.50%	n/a	n/a	5/1/20 6.24%
Class I	10.43%	n/a	n/a	8/8/19 3.77%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

For Class III, IV, MF, R6 and I the gross expense ratio of 1.24%, 1.19%, 1.19%, 1.24% and 1.35%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 1.16%, 1.11%, 1.11%, 1.16% and 1.26% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

24

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	76.9%
Debt Obligations	35.7
Short-Term Investments	4.2
Preferred Stocks	1.9
Investment Funds	0.3
Forward Currency Contracts	0.1
Rights/Warrants	0.1
Swap Contracts	0.0	^
Loan Assignments	0.0	^
Loan Participations	0.0	^
Purchased Options	0.0	^
Written Options/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Futures Contracts	(0.1)
Securities Sold Short	(21.3)
Other	2.2

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	15.4%
Other Emerging	2.6	†
Australia	1.1
Euro Region	(0.3	)§
Other Developed	(0.3	)‡

	18.5%

	Equity Investments as a %
Country/Region Summary¤	of Total Net Assets
Japan	11.4%
United States	10.6
Other Developed	5.0	‡
Other Emerging	4.1	†
Taiwan	3.2
United Kingdom	2.9
India	2.7
South Korea	2.6
France	2.5
China	2.3
Canada	2.2
Brazil	2.0
Netherlands	1.4
Spain	1.4
Italy	1.0
South Africa	1.0
Switzerland	1.0

	57.3%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.
§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.
^	Rounds to 0.0%.

25

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
5,616,063	GMO Emerging Country Debt Fund, Class VI	105,862,796
1,955,524	GMO High Yield Fund, Class VI	34,788,771
243,141,779	GMO Implementation Fund	3,136,528,946
5,770,123	GMO Opportunistic Income Fund, Class VI	138,482,959

	TOTAL MUTUAL FUNDS (COST $3,422,809,251)	3,415,663,472

	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
4,420,774	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (a)	4,420,774

	TOTAL SHORT-TERM INVESTMENTS (COST $4,420,774)	4,420,774

	TOTAL INVESTMENTS — 100.1% (Cost $3,427,230,025)	3,420,084,246
	Other Assets and Liabilities (net) — (0.1%)	(2,928,530)

	TOTAL NET ASSETS — 100.0%	$3,417,155,716

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

See accompanying notes to the financial statements.	26

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

Class III shares of GMO Benchmark-Free Fund returned +12.54% (net) for the fiscal year ended February 29, 2024, as compared with +3.12% for the CPI.

This was a strong 12 months for absolute performance, but it was more nuanced in relation to traditional risk assets. Over the same period, developed equities, as measured by the MSCI World Index, were up 25.0%. Emerging equities, as measured by the MSCI Emerging Markets Index, were up 8.7%, while bonds, as measured by the Bloomberg U.S. Aggregate Index, were up 3.3%.

The Fund had an average equity exposure of about 62%, and this had a worse return than the MSCI All Country World Index (“ACWI”). Within developed markets, we were leaning away from the U.S. as we believed that it was trading at an unfavorable valuation, but it went on to have a very strong year relative to other markets. We also had a significant investment in emerging markets as we believed that they were trading at very preferential valuations and, despite the asset class performing poorly, extremely strong security selection ensured that this added to performance relative to MSCI ACWI. There was a broadly 22% average exposure to alternatives and these delivered a solid positive return, largely driven by the improved environment for the collateral holdings, although they could not keep pace with the resurgent equity markets. Fixed income assets accounted for an average 16% of the Fund, and these were up 7.9% for the 12 months. Our decision to emphasize credit over duration was a key driver of the outperformance over the Bloomberg U.S. Aggregate Index. The highlight was an exposure to emerging debt, with the J.P. Morgan EMBIG Diversified Index returning 10.1%, and our portfolio was comfortably ahead of this with an 18.4% return.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

27

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Benchmark-Free Fund Class III Shares, the Consumer Price Index and the

Bloomberg U.S. Treasury Inflation Notes: 1-10 Year Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Class III	12.54%	3.97%	3.78%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited.

For Class III the gross expense ratio of 0.61% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Class listed above, the net expense ratio of 0.55% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

28

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	82.3%
Debt Obligations	26.9
Short-Term Investments	7.4
Preferred Stocks	2.3
Loan Assignments	0.1
Swap Contracts	0.0	^
Rights/Warrants	0.0	^
Investment Funds	0.0	^
Forward Currency Contracts	0.0	^
Loan Participations	0.0	^
Futures Contracts	0.0	^
Purchased Options	0.0	^
Written Options/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Securities Sold Short	(19.1)
Other	0.1

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	17.9%
Other Emerging	3.3	†
Other Developed	0.0	^‡

	21.2%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
Japan	13.3%
United States	10.0
Other Developed	6.0	‡
Other Emerging	3.9	†
Taiwan	3.9
United Kingdom	3.4
India	3.3
France	3.0
South Korea	2.9
China	2.7
Canada	2.5
Brazil	2.4
Spain	1.7
Netherlands	1.6
Italy	1.3
South Africa	1.2
Switzerland	1.2
Mexico	1.0

	65.3%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
^	Rounds to 0.0%.

29

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 78.6%
	Australia — 1.3%
61,183	Accent Group Ltd.	80,527
4,849	Ampol Ltd.	124,303
103,761	BHP Group Ltd. (a)	2,974,445
194,617	BlueScope Steel Ltd.	2,894,047
170,494	Brambles Ltd. (a)	1,674,078
10,355	Champion Iron Ltd.	52,139
61,824	CSR Ltd.	355,216
23,740	Dexus – (REIT) (a)	113,687
51,631	Fortescue Ltd. (a)	871,428
233,592	GPT Group – (REIT) (a)	660,649
52,683	GrainCorp Ltd. – Class A	266,921
95,164	Grange Resources Ltd.	26,670
92,272	Helia Group Ltd.	248,066
43,009	HomeCo Daily Needs – (REIT) (a)	34,840
8,409	JB Hi-Fi Ltd.	336,997
8,334	McMillan Shakespeare Ltd.	118,661
484,019	Mirvac Group – (REIT) (a)	686,510
59,370	Perenti Ltd. *	35,163
10,938	Rio Tinto Ltd. (a)	880,825
304,181	Scentre Group – (REIT) (a)	615,620
5,834	SmartGroup Corp. Ltd.	41,655
24,820	Southern Cross Media Group Ltd.	14,838
214,596	Stockland – (REIT) (a)	627,011
32,339	Super Retail Group Ltd.	344,212

	Total Australia	14,078,508

	Austria — 0.4%
37,350	Erste Group Bank AG	1,493,371
1,254	EVN AG (a)	32,534
44,191	OMV AG	1,947,318
15,838	Raiffeisen Bank International AG	329,919
737	Strabag SE	34,767

	Total Austria	3,837,909

	Belgium — 0.9%
75,691	Ageas SA	3,216,835
7,140	Bekaert SA	354,065
670	Cie d’Entreprises CFE	5,393
2,251	Colruyt Group NV	108,128
9,573	Groupe Bruxelles Lambert NV	719,965
7,522	KBC Group NV	529,871
452	Melexis NV	38,055
635	Orange Belgium SA *	9,016
91,355	Proximus SADP	764,727
1,957	Sofina SA	447,917
9,432	Syensqo SA *	842,135
24,702	UCB SA	2,850,103

	Total Belgium	9,886,210

	Brazil — 0.9%
1,872	Alupar Investimento SA	11,214

Shares	Description	Value ($)
	Brazil — continued
250,300	Ambev SA	633,416
228,983	Banco do Brasil SA	2,665,196
26,387	BB Seguridade Participacoes SA	176,971
7,700	Cia Energetica de Minas Gerais	23,265
66,617	CPFL Energia SA	474,256
46,627	Enauta Participacoes SA	238,993
57,100	Engie Brasil Energia SA	482,658
25,202	Itau Unibanco Holding SA	148,593
81,590	Petroleo Brasileiro SA Sponsored ADR	1,347,867
16,700	Petroleo Brasileiro SA	138,475
43,100	Ser Educacional SA *	54,622
327,933	TIM SA	1,198,637
9,384	TIM SA ADR	173,510
6,438	Transmissora Alianca de Energia Eletrica SA	45,846
221,490	Ultrapar Participacoes SA	1,308,150
36,852	Vale SA	496,614
58,900	Vibra Energia SA	306,402

	Total Brazil	9,924,685

	Canada — 3.3%
25,700	Alimentation Couche-Tard, Inc. (a)	1,593,906
86,224	B2Gold Corp. (b)	206,938
51,800	B2Gold Corp. (b)	124,810
25,176	Bank of Nova Scotia (b)	1,220,281
19,900	Bank of Nova Scotia (b)	964,977
6,855	Brookfield Asset Management Ltd. – Class A	279,341
1,400	Brookfield Corp. (a) (c)	57,768
35,433	Brookfield Corp. – Class A (a) (c)	1,462,320
1,100	BRP, Inc.	72,607
18,970	Canadian Imperial Bank of Commerce (b)	897,660
17,600	Canadian Imperial Bank of Commerce (b)	832,828
16,100	Canadian Tire Corp. Ltd. – Class A (c)	1,638,293
6,700	Canfor Corp. *	81,606
3,100	Cascades, Inc.	24,030
37,700	Celestica, Inc. * (b)	1,602,281
22,492	Celestica, Inc. * (b)	956,585
2,000	CGI, Inc. * (a) (b)	229,628
308	CGI, Inc. * (a) (b)	35,374
15,700	China Gold International Resources Corp. Ltd.	73,420
14,700	CI Financial Corp.	183,269
2,903	Cogeco, Inc.	122,845
2,900	DREAM Unlimited Corp. – Class A (c)	43,976
5,200	Enerplus Corp.	92,149
600	EQB, Inc.	38,100
600	Fairfax Financial Holdings Ltd. (a)	640,426
14,700	Finning International, Inc.	385,386
23,600	Great-West Lifeco, Inc. (a)	726,876
16,200	iA Financial Corp., Inc.	1,004,599
3,505	Imperial Oil Ltd. (b)	219,063
2,400	Imperial Oil Ltd. (b)	150,174
6,200	Interfor Corp. *	92,693

See accompanying notes to the financial statements.	30

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Canada — continued
6,585	International Petroleum Corp. *	69,160
1,100	Linamar Corp.	53,835
13,700	Magna International, Inc. (b)	754,880
1,495	Magna International, Inc. (b)	82,404
133,000	Manulife Financial Corp. (a) (b)	3,156,563
92,987	Manulife Financial Corp. (a) (b)	2,207,511
2,600	Martinrea International, Inc.	26,629
1,500	National Bank of Canada	117,080
18,600	Nutrien Ltd. (a) (b)	970,876
18,528	Nutrien Ltd. (a) (b)	967,903
12,100	Onex Corp.	901,114
4,046	Open Text Corp. (a)	155,731
52,400	Parex Resources, Inc.	845,566
42,400	Power Corp. of Canada	1,224,996
38,200	Quebecor, Inc. – Class B	893,393
7,900	Resolute Forest Products, Inc. * (d)	15,800
4,600	Rogers Sugar, Inc.	17,591
15,000	Russel Metals, Inc.	491,508
5,900	Sleep Country Canada Holdings, Inc.	124,551
2,300	Spin Master Corp.	54,757
10,800	Stella-Jones, Inc.	607,184
20,400	Sun Life Financial, Inc. (a) (b)	1,083,471
10,799	Sun Life Financial, Inc. (a) (b)	573,643
1,292	Teekay Tankers Ltd. – Class A	70,827
21,500	Toronto-Dominion Bank (a) (b)	1,290,966
5,044	Toronto-Dominion Bank (a) (b)	302,640
1,200	Wajax Corp.	30,143
25,300	West Fraser Timber Co. Ltd. (b) (c)	2,036,080
4,227	West Fraser Timber Co. Ltd. (b) (c)	340,274

	Total Canada	35,521,285

	Chile — 0.1%
178,131	Cencosud SA	319,792
1,696,576	Colbun SA	233,203
28,340	Empresas CMPC SA	50,310
20,391	Enel Chile SA ADR	61,173

	Total Chile	664,478

	China — 2.7%
116,000	361 Degrees International Ltd.	61,938
444,500	3SBio, Inc.	293,274
5,738,000	Agricultural Bank of China Ltd. – Class H	2,353,989
22,981	Alibaba Group Holding Ltd. Sponsored ADR (a)	1,701,283
449,000	BAIC Motor Corp. Ltd. – Class H	134,074
3,599	Baidu, Inc. ADR * (a)	364,687
426,091	Bank of Communications Co. Ltd. – Class H	279,152
71,000	Beijing Enterprises Holdings Ltd.	267,089
1,716,000	China Cinda Asset Management Co. Ltd. – Class H	164,311
254,000	China Communications Services Corp. Ltd. – Class H	107,894
6,752,000	China Construction Bank Corp. – Class H	4,187,294

Shares	Description	Value ($)
	China — continued
116,000	China Dongxiang Group Co. Ltd.	5,611
780,000	China Energy Engineering Corp. Ltd. – Class H	71,652
519,000	China Everbright Environment Group Ltd.	192,784
1,058,000	China Greenfresh Group Co. Ltd. * (e)	—
378,000	China Lesso Group Holdings Ltd.	179,775
168,645	China Medical System Holdings Ltd.	277,231
204,000	China Overseas Grand Oceans Group Ltd.	52,213
227,000	China Overseas Land & Investment Ltd.	335,238
3,682,000	China Petroleum & Chemical Corp. – Class H	2,028,610
1,912,042	China Railway Group Ltd. – Class H	931,333
356,000	China Reinsurance Group Corp. – Class H	21,093
387,500	China Resources Pharmaceutical Group Ltd.	262,081
19,000	China Shineway Pharmaceutical Group Ltd.	21,387
224,000	China State Construction International Holdings Ltd.	249,606
1,776,400	China Zhongwang Holdings Ltd. * (e)	—
849,000	CITIC Ltd.	854,070
1,251,500	COSCO Shipping Holdings Co. Ltd. – Class H	1,347,290
671,000	CRRC Corp. Ltd. – Class H	345,466
794,000	CSPC Pharmaceutical Group Ltd.	618,407
604,000	Dongfeng Motor Group Co. Ltd. – Class H	258,366
35,000	Fosun International Ltd.	20,193
219,000	Fufeng Group Ltd.	134,265
38,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. – Class H	99,001
264,600	Haier Smart Home Co. Ltd. – Class H	801,378
211,000	Industrial & Commercial Bank of China Ltd. – Class H	108,161
99,750	Kingboard Holdings Ltd.	195,656
74,800	Legend Holdings Corp. – Class H	62,352
1,764,000	Lenovo Group Ltd.	1,948,742
30,281	Livzon Pharmaceutical Group, Inc. – Class H	106,024
249,000	Lonking Holdings Ltd.	41,838
593,000	Metallurgical Corp. of China Ltd. – Class H	119,522
23,500	NetDragon Websoft Holdings Ltd.	33,763
2,690	NetEase, Inc. ADR	290,305
1,526,000	PetroChina Co. Ltd. – Class H	1,196,859
1,556,000	PICC Property & Casualty Co. Ltd. – Class H	2,127,237
216,000	Poly Property Group Co. Ltd.	39,686
177,700	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	285,760
147,500	Sinopec Engineering Group Co. Ltd. – Class H	80,872
386,000	Sinopharm Group Co. Ltd. – Class H	1,080,195
206,000	Sinotruk Hong Kong Ltd.	544,973
332,000	Skyworth Group Ltd.	116,718
58,000	SSY Group Ltd.	32,488
151,000	TCL Electronics Holdings Ltd.	55,190
49,172	Tencent Holdings Ltd.	1,722,525

31	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	China — continued
28,000	Tianjin Port Development Holdings Ltd.	1,821
14,000	Tianneng Power International Ltd. (c)	12,621
54,000	Yadea Group Holdings Ltd.	84,838

	Total China	29,310,181

	Colombia — 0.0%
13,512	Ecopetrol SA Sponsored ADR	158,090

	Czech Republic — 0.0%
55,773	Moneta Money Bank AS	244,825
212	Philip Morris CR AS	140,369

	Total Czech Republic	385,194

	Denmark — 0.6%
536	AP Moller - Maersk AS – Class A (a)	728,088
992	AP Moller - Maersk AS – Class B (a)	1,407,790
66,076	Danske Bank AS	1,943,966
1,614	Genmab AS *	448,402
39,688	H Lundbeck AS	192,145
857	Matas AS	14,696
6,508	Pandora AS	1,052,475
2,749	ROCKWOOL AS – B Shares	879,819
2,359	Scandinavian Tobacco Group AS	43,344

	Total Denmark	6,710,725

	Egypt — 0.1%
19,325	Abou Kir Fertilizers & Chemical Industries	41,975
99,104	Commercial International Bank - Egypt (CIB)	234,649
230,116	Eastern Co. SAE	269,974
100,947	Misr Fertilizers Production Co. SAE	205,870

	Total Egypt	752,468

	Finland — 0.5%
7,978	Kemira OYJ	143,729
25,027	Neste OYJ	686,043
659,459	Nokia OYJ	2,324,654
83,157	Outokumpu OYJ	368,345
70,393	Stora Enso OYJ – R Shares	890,021
12,327	TietoEVRY OYJ (a)	287,748
13,769	Valmet OYJ	360,921

	Total Finland	5,061,461

	France — 3.5%
7,396	ALD SA	45,353
1,542	Amundi SA	101,604
13,183	APERAM SA	403,132
64,225	ArcelorMittal SA	1,675,334
6,059	Arkema SA	628,027
5,967	AXA SA (a)	212,437
261	Axway Software SA (a)	7,333
40,212	BNP Paribas SA	2,413,524
8,328	Carrefour SA	139,922

Shares	Description	Value ($)
	France — continued
47,314	Cie de Saint-Gobain SA (a)	3,647,464
9,877	Cie Generale des Etablissements Michelin SCA	365,513
31,605	Coface SA	453,739
26,728	Credit Agricole SA	362,508
8,028	Derichebourg SA	36,498
3,269	Etablissements Maurel et Prom SA	17,713
3,145	Eurazeo SE	266,068
5,949	Ipsen SA	653,516
2,608	IPSOS SA	181,949
1,501	LVMH Moet Hennessy Louis Vuitton SE (a)	1,370,015
3,149	Metropole Television SA	42,901
85,774	Orange SA (a)	983,224
19,231	Publicis Groupe SA (a)	2,034,745
6,843	Quadient SA	144,300
37,041	Renault SA	1,546,592
31,576	Rexel SA	810,592
10,564	Rubis SCA (a)	277,827
9,862	Safran SA (a)	2,067,967
43,360	Sanofi SA	4,132,838
741	SEB SA	87,814
2,418	Societe BIC SA	174,702
102,815	Societe Generale SA	2,496,927
45,296	STMicroelectronics NV - NY Shares	2,066,404
640	Technip Energies NV	13,918
26,513	Television Francaise 1 SA	242,824
97,570	TotalEnergies SE	6,219,029
7,812	Valeo SE	90,151
129,944	Vivendi SE	1,452,077

	Total France	37,866,481

	Germany — 1.1%
4,034	1&1 AG	74,605
109	Amadeus Fire AG	12,842
9,400	Bayerische Motoren Werke AG	1,111,908
8,956	Beiersdorf AG (a)	1,283,761
7,879	Continental AG	632,015
14,638	Daimler Truck Holding AG (a)	598,027
7,930	Deutsche Pfandbriefbank AG (c)	33,036
20,198	Deutz AG	125,674
141	Draegerwerk AG & Co. KGaA	6,293
32,113	Fresenius SE & Co. KGaA (a)	899,330
3,707	Heidelberg Materials AG	359,945
3,468	Henkel AG & Co. KGaA (a)	233,975
427	Hornbach Holding AG & Co. KGaA	31,852
1,991	Infineon Technologies AG	71,488
23,116	Kloeckner & Co. SE	162,165
274	Krones AG	33,877
42,296	Mercedes-Benz Group AG (a)	3,370,348
45,615	ProSiebenSat.1 Media SE	299,305
969	RTL Group SA	35,778
3,875	SAF-Holland SE	73,484
2,496	Salzgitter AG	64,047

See accompanying notes to the financial statements.	32

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Germany — continued
5,193	SAP SE (a)	973,133
1,783	Siemens AG (Registered) (a)	352,978
16,178	Talanx AG	1,154,798
1,356	Volkswagen AG	213,411

	Total Germany	12,208,075

	Greece — 0.1%
37,106	Eurobank Ergasias Services & Holdings SA – Class A*	76,744
12,055	FF Group * (e)	—
13,691	JUMBO SA	400,258
12,308	Mytilineos SA	479,307
14,160	National Bank of Greece SA *	111,184
1,600	OPAP SA	29,167

	Total Greece	1,096,660

	Hong Kong — 0.8%
100,200	ASMPT Ltd.	1,228,906
26,600	Bank of East Asia Ltd.	33,223
46,000	BOC Hong Kong Holdings Ltd.	120,852
29,000	Chow Sang Sang Holdings International Ltd.	35,599
234,000	CITIC Telecom International Holdings Ltd.	89,055
126,000	CK Asset Holdings Ltd.	579,602
186,500	CK Hutchison Holdings Ltd.	942,027
22,400	Dah Sing Financial Holdings Ltd.	46,778
108,000	E-Commodities Holdings Ltd.	23,120
164,000	First Pacific Co. Ltd.	66,071
137,693	Galaxy Entertainment Group Ltd.	749,706
104,000	Giordano International Ltd.	26,832
34,500	Health & Happiness H&H International Holdings Ltd.	51,534
93,000	HKT Trust & HKT Ltd. – Class SS	113,391
206,000	IGG, Inc. *	96,127
62,500	Johnson Electric Holdings Ltd.	85,010
50,000	K Wah International Holdings Ltd.	13,265
9,500	Kerry Logistics Network Ltd.	10,662
68,500	Kerry Properties Ltd.	112,563
29,800	Luk Fook Holdings International Ltd.	79,682
52,500	Orient Overseas International Ltd.	812,980
140,000	Pacific Basin Shipping Ltd.	40,797
133,000	Pacific Textiles Holdings Ltd.	21,074
58,000	Shun Tak Holdings Ltd. *	6,144
32,500	SmarTone Telecommunications Holdings Ltd.	16,804
102,000	Sun Hung Kai Properties Ltd. (a)	1,026,352
97,000	Swire Pacific Ltd. – Class A	803,541
13,800	Swire Properties Ltd.	28,386
39,000	Texhong International Group Ltd. *	19,005
46,000	Texwinca Holdings Ltd.	4,756
190,000	VSTECS Holdings Ltd.	99,256
29,000	VTech Holdings Ltd.	167,520
1,742,500	WH Group Ltd.	1,047,165
36,000	Xinyi Glass Holdings Ltd.	36,593

Shares	Description	Value ($)
	Hong Kong — continued
71,000	Yue Yuen Industrial Holdings Ltd.	74,006

	Total Hong Kong	8,708,384

	Hungary — 0.4%
35,594	MOL Hungarian Oil & Gas PLC	283,106
62,872	OTP Bank Nyrt	3,016,980
21,024	Richter Gedeon Nyrt	559,391

	Total Hungary	3,859,477

	India — 3.3%
42,762	Arvind Ltd.	144,872
67,170	Aurobindo Pharma Ltd.	831,177
1,608	Bajaj Auto Ltd.	153,588
156,421	Bharat Petroleum Corp. Ltd.	1,143,452
9,008	Castrol India Ltd.	22,660
29,334	Chambal Fertilisers & Chemicals Ltd.	125,486
23,945	Chennai Petroleum Corp. Ltd.	256,173
5,787	Cipla Ltd.	102,964
2,218	Colgate-Palmolive India Ltd.	67,588
3,518	Coromandel International Ltd.	45,433
2,077	Deepak Fertilisers & Petrochemicals Corp. Ltd.	12,685
9,928	Dhampur Bio Organics Ltd.	16,338
22,264	Dr Reddy’s Laboratories Ltd. ADR	1,709,430
9,141	Dr Reddy’s Laboratories Ltd.	707,110
25,437	Engineers India Ltd.	64,331
53,261	Exide Industries Ltd.	205,403
753,180	GAIL India Ltd.	1,658,667
4,013	GHCL Ltd.	24,819
19,344	Glenmark Pharmaceuticals Ltd.	216,069
8,607	Great Eastern Shipping Co. Ltd.	103,815
11,067	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	85,518
124,249	Gujarat State Fertilizers & Chemicals Ltd.	327,343
54,157	HCL Technologies Ltd.	1,091,284
7,355	Hero MotoCorp Ltd.	390,699
178,351	Hindalco Industries Ltd.	1,087,554
113,506	Hindustan Petroleum Corp. Ltd.	705,466
265,006	Indiabulls Housing Finance Ltd.	608,380
871,409	Indian Oil Corp. Ltd.	1,753,496
21,300	Infosys Ltd. Sponsored ADR (c)	425,148
13,665	Infosys Ltd.	275,018
890,684	ITC Ltd.	4,365,488
19,863	JM Financial Ltd.	23,269
59,717	Karnataka Bank Ltd.	164,044
19,940	LIC Housing Finance Ltd.	156,089
3,705	Mahanagar Gas Ltd.	66,240
298,398	Manappuram Finance Ltd.	638,012
7,578	Muthoot Finance Ltd.	118,299
26,883	NCC Ltd.	80,082
289,638	NMDC Ltd.	787,952
98,308	NMDC Steel Ltd. *	72,910
2,041,249	Oil & Natural Gas Corp. Ltd.	6,518,541

33	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	India — continued
85,817	Petronet LNG Ltd.	282,812
478,575	Power Finance Corp. Ltd.	2,314,049
420,983	Power Grid Corp. of India Ltd.	1,442,855
37,580	PTC India Ltd.	91,624
37,306	Rashtriya Chemicals & Fertilizers Ltd.	63,739
391,144	REC Ltd.	2,091,057
15,914	Redington Ltd.	40,064
266	Reliance Industries Ltd.	9,391
6,490	RITES Ltd.	62,498
11,839	Shipping Corp. of India Ltd.	34,083
7,672	Shriram Finance Ltd.	225,307
34,902	Sun TV Network Ltd.	260,844
7,700	Tata Consultancy Services Ltd.	381,510
16,956	Vardhman Textiles Ltd.	87,282
8,866	Welspun Corp. Ltd.	54,889
41,144	Wipro Ltd.	257,878
4,504	Zensar Technologies Ltd.	29,795
63,575	Zydus Lifesciences Ltd.	724,795

	Total India	35,807,364

	Indonesia — 0.6%
1,214,400	AKR Corporindo Tbk. PT	131,413
845,600	Aneka Tambang Tbk. PT	78,536
242,200	Astra International Tbk. PT	80,628
3,464,500	Bank Central Asia Tbk. PT	2,180,092
1,806,292	Bank Mandiri Persero Tbk. PT	806,823
2,606,700	Bank Negara Indonesia Persero Tbk. PT	996,239
2,588,500	Bank Pembangunan Daerah Jawa Timur Tbk. PT	99,569
4,314,600	Bank Rakyat Indonesia Persero Tbk. PT	1,681,329
530,200	Indofood Sukses Makmur Tbk. PT	223,617
2,482,700	Kalbe Farma Tbk. PT	235,035
296,100	Medco Energi Internasional Tbk. PT	24,621
2,116,700	Media Nusantara Citra Tbk. PT	43,953

	Total Indonesia	6,581,855

	Ireland — 0.3%
9,210	AIB Group PLC	42,758
74,583	Bank of Ireland Group PLC	651,332
1,187	Kingspan Group PLC	107,339
15,644	Origin Enterprises PLC	53,550
9,611	Permanent TSB Group Holdings PLC *	16,294
13,800	Ryanair Holdings PLC Sponsored ADR (a)	1,907,850

	Total Ireland	2,779,123

	Israel — 0.2%
1,809	Check Point Software Technologies Ltd. * (c)	290,200
14,349	Israel Discount Bank Ltd. – Class A	74,864
189,590	Oil Refineries Ltd.	78,066
147,421	Teva Pharmaceutical Industries Ltd. Sponsored ADR*	1,938,586

Shares	Description	Value ($)
	Israel — continued
14,260	Teva Pharmaceutical Industries Ltd. *	187,420

	Total Israel	2,569,136

	Italy — 1.8%
38,827	Anima Holding SpA	174,887
16,819	Banca IFIS SpA	305,777
306,793	Banco BPM SpA	1,786,093
184,711	BPER Banca	741,585
1,962	Buzzi SpA	66,297
17,700	Credito Emiliano SpA	169,314
156,451	Eni SpA	2,409,100
900	Eni SpA Sponsored ADR	27,675
6,234	Esprinet SpA	34,570
17,946	Hera SpA (a)	62,028
59,081	Intesa Sanpaolo SpA	188,138
128,537	Leonardo SpA	2,748,140
14,483	MFE-MediaForEurope NV – Class A	33,041
19,593	Pirelli & C SpA	115,598
17,235	Poste Italiane SpA	202,155
215,881	Stellantis NV (a)	5,647,359
2,918,907	Telecom Italia SpA *	877,561
16,700	Tenaris SA ADR	587,840
34,935	UniCredit SpA	1,170,134
1,495	Unieuro SpA (c)	14,670
239,512	Unipol Gruppo SpA	1,926,387

	Total Italy	19,288,349

	Japan — 15.1%
5,100	Aichi Corp.	37,002
55,300	Amano Corp.	1,354,775
2,800	AOKI Holdings, Inc.	20,911
3,600	Bando Chemical Industries Ltd.	41,127
3,400	Bell System24 Holdings, Inc.	38,583
27,400	Bridgestone Corp.	1,176,625
39,600	Brother Industries Ltd.	664,417
4,400	Canon Marketing Japan, Inc.	131,047
19,200	Canon, Inc. (a)	561,501
2,900	Central Glass Co. Ltd.	55,503
1,300	Chiyoda Integre Co. Ltd.	22,719
21,200	Chubu Electric Power Co., Inc. (a)	263,861
144,400	Credit Saison Co. Ltd.	2,809,033
2,200	Dai Nippon Printing Co. Ltd. (a)	64,260
1,100	Dai Nippon Toryo Co. Ltd.	8,455
27,800	Daicel Corp.	262,929
3,000	Dai-Dan Co. Ltd.	37,217
27,000	Daido Steel Co. Ltd.	319,572
3,600	Daiichi Jitsugyo Co. Ltd.	47,799
34,900	Daiwa House Industry Co. Ltd.	1,007,718
122,300	Daiwabo Holdings Co. Ltd.	2,144,196
4,900	DCM Holdings Co. Ltd. (c)	47,163
141,800	Denka Co. Ltd.	2,325,872
1,600	DTS Corp. (a)	43,077
3,700	EDION Corp.	37,966

See accompanying notes to the financial statements.	34

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Japan — continued
133,400	ENEOS Holdings, Inc.	575,566
58,200	EXEO Group, Inc.	1,223,545
142,600	Fuji Corp.	2,456,242
44,600	FUJIFILM Holdings Corp.	2,840,872
212,900	Fujikura Ltd.	2,605,258
900	Fujitsu Ltd. (a)	140,645
900	Fuyo General Lease Co. Ltd.	82,288
177,800	H.U. Group Holdings, Inc.	3,045,323
4,200	Hanwa Co. Ltd.	159,796
12,600	Haseko Corp.	155,895
14,400	Hazama Ando Corp. (c)	118,828
52,100	Hogy Medical Co. Ltd.	1,256,550
162,900	Honda Motor Co. Ltd.	1,935,669
61,073	Honda Motor Co. Ltd. Sponsored ADR	2,173,588
5,900	Horiba Ltd.	576,747
9,000	Hosiden Corp.	116,915
76,500	Idemitsu Kosan Co. Ltd.	483,751
12,300	Inabata & Co. Ltd.	262,608
271,200	Inpex Corp.	3,614,746
231,900	Isuzu Motors Ltd.	3,308,964
104,800	ITOCHU Corp. (a)	4,552,609
2,000	Itochu Enex Co. Ltd.	20,423
500	Itochu-Shokuhin Co. Ltd.	25,250
5,000	Itoki Corp.	54,903
1,900	Jaccs Co. Ltd.	69,390
13,200	Japan Petroleum Exploration Co. Ltd. (c)	536,056
104,300	Japan Tobacco, Inc. (a)	2,709,349
6,300	Kaga Electronics Co. Ltd.	279,986
29,100	Kajima Corp.	540,256
3,500	Kamei Corp.	44,314
10,500	Kandenko Co. Ltd.	119,848
230,000	Kanematsu Corp.	3,669,952
10,200	Kansai Electric Power Co., Inc. (a)	130,447
25,000	Kawasaki Kisen Kaisha Ltd. (a)	1,193,275
17,300	KDDI Corp. (a)	523,009
145,900	Kirin Holdings Co. Ltd.	2,028,322
3,000	Kohnan Shoji Co. Ltd.	84,253
3,800	Kokuyo Co. Ltd.	60,109
38,100	Komatsu Ltd. (a)	1,105,970
1,600	Komeri Co. Ltd.	37,253
23,000	Konoike Transport Co. Ltd.	285,375
3,000	Kyokuto Kaihatsu Kogyo Co. Ltd.	49,942
33,800	Kyudenko Corp.	1,314,834
2,500	Life Corp.	64,296
356,400	Macromill, Inc.	1,811,195
31,200	Marubeni Corp. (a)	517,046
80,500	Maruichi Steel Tube Ltd.	2,107,272
1,000	Maruzen Showa Unyu Co. Ltd.	29,727
1,300	Matsuda Sangyo Co. Ltd.	20,326
139,200	Maxell Ltd.	1,447,156
104,700	Mazda Motor Corp.	1,215,830
900	Melco Holdings, Inc.	19,621
25,400	Mirarth Holdings, Inc.	82,781
47,700	Mitsubishi Corp. (a)	1,023,143

Shares	Description	Value ($)
	Japan — continued
250,500	Mitsubishi Electric Corp. (a)	3,989,959
2,000	Mitsubishi Gas Chemical Co., Inc.	32,598
7,700	Mitsubishi HC Capital, Inc.	53,206
1,800	Mitsubishi Research Institute, Inc. (a)	60,609
352,600	Mitsubishi UFJ Financial Group, Inc.	3,622,191
50,900	Mitsui & Co. Ltd. (a)	2,235,657
3,100	Mitsui DM Sugar Holdings Co. Ltd.	66,837
77,300	Mitsui OSK Lines Ltd. (a)	2,647,213
2,500	Mitsui-Soko Holdings Co. Ltd.	78,602
8,300	Mizuho Financial Group, Inc.	155,061
3,000	Mizuho Leasing Co. Ltd.	110,257
87,400	Morinaga & Co. Ltd.	1,566,772
26,600	MS&AD Insurance Group Holdings, Inc. (a)	1,329,261
55,300	NEC Corp. (a)	3,732,595
87,100	NH Foods Ltd.	3,044,209
6,900	Nichias Corp.	181,389
2,200	Nichiha Corp.	51,069
5,200	Nichireki Co. Ltd.	83,151
2,000	Nippon Densetsu Kogyo Co. Ltd.	27,020
3,100	Nippon Soda Co. Ltd.	127,127
19,400	Nippon Television Holdings, Inc.	274,730
146,400	Nippon Yusen KK	4,662,320
29,100	Nissan Motor Co. Ltd.	114,644
1,500	Nissin Corp.	28,405
600	Nittetsu Mining Co. Ltd.	20,071
800	Nitto Denko Corp.	73,555
9,100	Nojima Corp.	102,364
1,600	Noritake Co. Ltd.	89,330
3,800	Okamura Corp.	55,520
41,900	Ono Pharmaceutical Co. Ltd.	693,847
54,700	ORIX Corp. (a)	1,149,276
1,700	Otsuka Corp. (a)	74,752
25,400	Otsuka Holdings Co. Ltd.	1,030,643
182,600	Pacific Industrial Co. Ltd.	1,844,298
14,400	PAL GROUP Holdings Co. Ltd. (c)	218,961
209,700	Panasonic Holdings Corp.	1,982,426
339,800	Penta-Ocean Construction Co. Ltd.	1,760,451
2,200	Prima Meat Packers Ltd.	33,261
1,400	Recruit Holdings Co. Ltd. (a)	56,470
37,000	Renesas Electronics Corp.	611,354
500	Restar Holdings Corp.	10,169
148,200	Rohm Co. Ltd.	2,524,839
800	Roland DG Corp.	26,789
29,600	San-A Co. Ltd. (c)	910,085
8,800	Sanki Engineering Co. Ltd.	117,181
63,300	Sankyu, Inc.	2,238,310
21,000	Sanwa Holdings Corp.	372,745
14,800	Seiko Epson Corp.	239,576
14,900	Sekisui Chemical Co. Ltd.	210,082
127,300	Sekisui House Ltd.	2,835,693
2,900	Sekisui Jushi Corp.	49,636
11,600	Shimamura Co. Ltd.	617,614
36,300	Shionogi & Co. Ltd.	1,807,263

35	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Japan — continued
800	Sinanen Holdings Co. Ltd.	22,762
1,500	Sinko Industries Ltd.	33,576
13,800	SKY Perfect JSAT Holdings, Inc.	81,920
77,560	Sojitz Corp.	1,969,744
3,300	Sompo Holdings, Inc.	193,465
136,800	Stanley Electric Co. Ltd.	2,345,211
80,000	Subaru Corp.	1,810,063
192,800	SUMCO Corp.	3,025,772
81,400	Sumitomo Corp.	1,910,940
87,000	Sumitomo Forestry Co. Ltd.	2,482,998
4,100	Sumitomo Heavy Industries Ltd.	122,184
52,400	Sumitomo Mitsui Financial Group, Inc.	2,919,440
114,000	Sumitomo Mitsui Trust Holdings, Inc.	2,310,008
181,800	T&D Holdings, Inc.	3,164,124
200	Takasago Thermal Engineering Co. Ltd.	5,832
2,700	Tamron Co. Ltd.	117,322
15,500	TDK Corp.	808,121
142,100	THK Co. Ltd.	3,131,629
202,700	Tokai Carbon Co. Ltd.	1,337,203
306,000	Tokyo Electric Power Co. Holdings, Inc. * (a)	1,655,398
78,100	Tokyo Gas Co. Ltd. (a)	1,709,467
3,600	TOPPAN Holdings, Inc. (a)	85,801
145,200	Tosei Corp.	1,982,920
52,400	Tosoh Corp.	714,038
2,300	Toyo Construction Co. Ltd. (c)	21,928
15,600	Toyota Industries Corp. (a)	1,554,430
36,700	Toyota Tsusho Corp.	2,377,553
3,600	Wacoal Holdings Corp.	87,685
7,100	YAMABIKO Corp.	87,655
43,800	Yamaha Corp.	957,860
412,100	Yamaha Motor Co. Ltd.	3,694,613
2,600	Yamato Kogyo Co. Ltd.	145,109
5,300	Yamazen Corp.	44,912
200	Yellow Hat Ltd.	2,611
95,200	Yokogawa Bridge Holdings Corp.	1,812,901
2,900	Yuasa Trading Co. Ltd.	97,237
48,100	Zenkoku Hosho Co. Ltd.	1,765,380

	Total Japan	165,051,897

	Kuwait — 0.0%
12,821	Humansoft Holding Co. KSC	140,359

	Malaysia — 0.1%
74,400	AMMB Holdings Bhd	68,105
398,800	CIMB Group Holdings Bhd	543,077
323,000	Dialog Group Bhd	142,935
39,400	IOI Corp. Bhd	33,036
116,300	Kossan Rubber Industries Bhd	46,070
93,700	KPJ Healthcare Bhd	32,566
90,900	Malayan Banking Bhd	182,628
73,200	MISC Bhd	117,355
94,700	Petronas Chemicals Group Bhd	139,775
28,800	PPB Group Bhd	94,692

Shares	Description	Value ($)
	Malaysia — continued
81,700	Telekom Malaysia Bhd	104,213

	Total Malaysia	1,504,452

	Mexico — 1.0%
77,933	Arca Continental SAB de CV	840,131
63,400	Banco del Bajio SA	234,678
5,713	Coca-Cola Femsa SAB de CV Sponsored ADR	554,447
495,200	Credito Real SAB de CV SOFOM ER * (e)	—
28,310	El Puerto de Liverpool SAB de CV – Class C1	207,422
163,707	Fomento Economico Mexicano SAB de CV	2,038,336
2,761	Fomento Economico Mexicano SAB de CV Sponsored ADR	343,027
8,539	Grupo Aeroportuario del Centro Norte SAB de CV	74,006
400	Grupo Aeroportuario del Centro Norte SAB de CV ADR	27,832
224	Grupo Aeroportuario del Sureste SAB de CV ADR	65,939
7,178	Grupo Aeroportuario del Sureste SAB de CV – Class B	210,574
302,536	Grupo Financiero Banorte SAB de CV – Class O	3,129,331
315,250	Grupo Mexico SAB de CV – Series B	1,537,200
59,400	Kimberly-Clark de Mexico SAB de CV – Class A	132,048
25,800	Qualitas Controladora SAB de CV	289,875
10,400	Regional SAB de CV	97,018
8,151	Unifin Financiera SAB de CV * (e)	—
149,835	Wal-Mart de Mexico SAB de CV	598,487

	Total Mexico	10,380,351

	Netherlands — 2.2%
12,074	ABN AMRO Bank NV GDR	194,380
139,079	Aegon Ltd.	835,894
20,547	AerCap Holdings NV *	1,585,817
14,519	ASR Nederland NV	670,121
44,589	EXOR NV (a)	4,816,330
9,049	ForFarmers NV	23,746
260,660	ING Groep NV	3,587,161
5,100	JDE Peet’s NV	116,462
131,959	Koninklijke Ahold Delhaize NV (a)	3,929,983
41,033	Koninklijke KPN NV (a)	149,994
139,660	Koninklijke Philips NV (a)	2,813,765
26,547	NN Group NV	1,184,731
5,270	Prosus NV	153,926
38,821	Randstad NV (a)	2,141,135
38,551	Signify NV	1,035,995
1,766	Van Lanschot Kempen NV	60,152
2,570	Wolters Kluwer NV (a)	405,854

	Total Netherlands	23,705,446

See accompanying notes to the financial statements.	36

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	New Zealand — 0.0%
83,962	Meridian Energy Ltd. (a)	305,731

	Norway — 0.6%
35,701	BW LPG Ltd.	411,117
14,566	DNB Bank ASA	291,666
133,671	DNO ASA	113,523
152,332	Elkem ASA	302,630
154,200	Equinor ASA	3,799,299
34,425	Europris ASA	237,407
85,635	Hafnia Ltd.	630,192
23,601	Hoegh Autoliners ASA	230,330
18,539	Odfjell Drilling Ltd.	78,100
12,822	Orkla ASA	91,918
3,159	Selvaag Bolig ASA	9,813
4,613	Stolt-Nielsen Ltd.	172,973
4,487	Storebrand ASA	40,111
24,753	Wallenius Wilhelmsen ASA	237,463

	Total Norway	6,646,542

	Pakistan — 0.0%
26,387	Attock Refinery Ltd.	32,359
47,530	Engro Fertilizers Ltd.	25,035
352,625	Oil & Gas Development Co. Ltd.	158,080
388,715	Pakistan Petroleum Ltd.	158,689

	Total Pakistan	374,163

	Philippines — 0.0%
233,080	Megaworld Corp.	8,009

	Poland — 0.6%
5,274	Asseco Poland SA	99,043
29,434	Bank Polska Kasa Opieki SA	1,276,652
1,667	Budimex SA	304,712
43,363	Cyfrowy Polsat SA *	127,348
149	Grupa Kety SA	26,315
30,573	Orange Polska SA	62,572
196,071	ORLEN SA	3,045,634
62,187	Powszechny Zaklad Ubezpieczen SA	765,225
2,513	Santander Bank Polska SA	346,562

	Total Poland	6,054,063

	Portugal — 0.0%
26,375	EDP - Energias de Portugal SA	105,036
37,937	Navigator Co. SA	154,291
300,364	Sonae SGPS SA	276,371

	Total Portugal	535,698

	Qatar — 0.0%
76,454	Industries Qatar QSC	271,112
70,560	Ooredoo QPSC	220,448
6,038	Qatar National Bank QPSC	25,267

	Total Qatar	516,827

Shares	Description	Value ($)
	Russia — 0.0%
3,038,020	Alrosa PJSC (e) (f)	23,700
160,792,062	Federal Grid Co.-Rosseti PJSC * (e)	2,107
68,395	Fix Price Group PLC GDR (e)	1,615
180,610	Gazprom Neft PJSC (e)	15,826
2,050,858	Gazprom PJSC * (e)	36,221
6,310,100	Inter RAO UES PJSC (e)	2,794
19,776	LSR Group PJSC (e)	2,125
1	LSR Group PJSC GDR* (e)	—
74,944	LUKOIL PJSC (e)	60,586
1,863,335	Magnitogorsk Iron & Steel Works PJSC * (e) (f)	11,137
25,400	Mechel PJSC * (e) (f)	764
4,554	MMC Norilsk Nickel PJSC (e)	7,272
1	MMC Norilsk Nickel PJSC ADR * (e)	—
16,770	Mobile TeleSystems PJSC (e)	533
361,420	Moscow Exchange MICEX-Rates PJSC (e)	7,875
3,294,000	Mosenergo PJSC (e)	1,228
75,720	Novatek PJSC (e)	11,164
1,212,010	Novolipetsk Steel PJSC * (e)	26,386
3,466	PhosAgro PJSC (e)	2,552
67	PhosAgro PJSC GDR * (e) (f)	16
10,215	Polyus PJSC * (e) (f)	12,299
1	Polyus PJSC GDR (Registered) * (e) (f)	1
5,248	Ros Agro PLC GDR* (e)	813
24,471,200	RusHydro PJSC (e)	2,019
3,677,652	Sberbank of Russia PJSC (e) (f)	117,765
425	Severstal PAO * (e) (f)	77
91,185	Severstal PAO GDR (Registered) * (e) (f)	16,540
11,580	SFI PJSC (e)	1,955
5,940,620	Surgutneftegas PJSC (e)	19,088
332,388	Tatneft PJSC (e)	26,191
1,300,440	Unipro PJSC * (e)	309
50,950	United Co. Rusal International PJSC * (e)	193

	Total Russia	411,151

	Saudi Arabia — 0.2%
27,122	Almarai Co. JSC	425,811
61,478	National Industrialization Co. *	216,057
90,301	Rabigh Refining & Petrochemical Co. *	199,128
75,470	Saudi Arabian Oil Co.	638,089
14,748	Saudi National Bank	166,671
25,245	Saudi Telecom Co.	285,763

	Total Saudi Arabia	1,931,519

	Singapore — 0.5%
39,000	Bumitama Agri Ltd.	18,577
265,400	ComfortDelGro Corp. Ltd.	266,648
10,835	DBS Group Holdings Ltd.	268,657
35,500	First Real Estate Investment Trust – (REIT) (c)	6,582
84,500	First Resources Ltd.	89,307
926,100	Golden Agri-Resources Ltd.	182,355
208,400	Keppel Ltd.	1,123,808

37	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Singapore — continued
126,300	Oversea-Chinese Banking Corp. Ltd.	1,219,921
40,900	Sasseur Real Estate Investment Trust – (REIT)	20,676
11,900	Sembcorp Industries Ltd.	45,193
37,700	Sheng Siong Group Ltd.	43,461
74,700	StarHub Ltd.	63,323
13,700	United Overseas Bank Ltd.	285,078
13,000	UOL Group Ltd.	56,952
23,500	Venture Corp. Ltd.	244,925
90,299	Yangzijiang Financial Holding Ltd.	23,194
1,325,299	Yangzijiang Shipbuilding Holdings Ltd.	1,726,981
134,400	Yanlord Land Group Ltd. *	47,033

	Total Singapore	5,732,671

	South Africa — 1.2%
81,617	Absa Group Ltd.	696,746
48,773	Anglo American Platinum Ltd.	1,876,232
8,390	Aspen Pharmacare Holdings Ltd.	85,713
54,176	AVI Ltd.	252,834
12,901	Barloworld Ltd.	45,248
43,165	Bidvest Group Ltd.	526,776
23,248	Clicks Group Ltd.	363,011
4,600	DRDGOLD Ltd. Sponsored ADR	31,050
796,298	FirstRand Ltd.	2,693,950
46,299	Foschini Group Ltd.	252,855
252,470	Impala Platinum Holdings Ltd.	856,776
37,005	Investec Ltd.	232,962
26,151	Kumba Iron Ore Ltd.	732,202
3,943	Metair Investments Ltd. *	2,560
30,375	Motus Holdings Ltd.	146,751
53,683	Mr Price Group Ltd.	476,064
4,687	MTN Group Ltd.	20,429
40,220	Nedbank Group Ltd.	460,129
14,456	Ninety One Ltd.	29,484
13,317	Reunert Ltd.	45,263
43,492	Sanlam Ltd.	166,737
131,690	Sappi Ltd.	316,697
25,464	Shoprite Holdings Ltd.	343,062
331,717	Sibanye Stillwater Ltd.	341,898
88,600	Sibanye Stillwater Ltd. ADR	365,032
8,311	SPAR Group Ltd. *	42,274
19,344	Standard Bank Group Ltd.	203,731
24,120	Tiger Brands Ltd.	250,476
175,421	Truworths International Ltd.	658,026
10,469	Vodacom Group Ltd.	51,405
33,445	Woolworths Holdings Ltd.	111,872

	Total South Africa	12,678,245

	South Korea — 2.6%
9,779	ABOV Semiconductor Co. Ltd.	125,911
59,439	BNK Financial Group, Inc.	335,149
9,196	Cheil Worldwide, Inc.	127,755
11,217	Coway Co. Ltd.	456,557

Shares	Description	Value ($)
	South Korea — continued
10,450	Daou Data Corp.	108,279
2,507	DB Insurance Co. Ltd. *	186,031
35,952	Dongwon Development Co. Ltd.	81,076
2,205	F&F Co. Ltd.	119,887
2,329	Fila Holdings Corp.	67,125
15,213	GS Holdings Corp.	549,140
19,629	Hana Financial Group, Inc.	835,173
1,994	Handsome Co. Ltd.	28,608
14,454	Hankook Tire & Technology Co. Ltd.	588,860
21,275	HDC Hyundai Development Co-Engineering & Construction	317,698
4,645	Hotel Shilla Co. Ltd.	209,646
4,566	Hyundai Glovis Co. Ltd. *	653,690
874	Hyundai Home Shopping Network Corp.	30,749
3,187	Hyundai Mipo Dockyard Co. Ltd.	150,542
10,359	Hyundai Mobis Co. Ltd.	1,889,457
2,893	Hyundai Motor Co.	544,658
353	INTOPS Co. Ltd.	7,703
25,673	JB Financial Group Co. Ltd.	253,740
3,640	JYP Entertainment Corp. *	201,463
7,506	KB Financial Group, Inc. ADR	355,409
647	KC Co. Ltd.	10,628
1,095	KCC Glass Corp.	33,768
58,781	Kia Corp. *	5,504,718
46,501	KT&G Corp.	3,247,849
8,069	LG Corp.	567,969
44,768	LG Electronics, Inc.	3,200,362
4,681	LOTTE Fine Chemical Co. Ltd.	167,126
13,909	Mirae Asset Securities Co. Ltd. *	94,389
1,635	Orion Corp.	114,035
3,288	Pearl Abyss Corp. *	74,941
817	POSCO Holdings, Inc.	265,520
24,224	POSCO Holdings, Inc. Sponsored ADR (a) (c)	1,958,026
1,044	PSK, Inc.	19,960
45,213	Samsung Electronics Co. Ltd.	2,495,435
261	Samsung Electronics Co. Ltd. GDR (a)	355,413
22,841	SK Networks Co. Ltd. *	112,488
16,781	SK Square Co. Ltd. *	880,544
79,954	Woori Financial Group, Inc.	895,874
5,850	Youngone Corp. *	193,180

	Total South Korea	28,416,531

	Spain — 1.9%
74,875	Acerinox SA	822,152
1,531	ACS Actividades de Construccion y Servicios SA	62,959
21,478	Amadeus IT Group SA (a)	1,270,614
17,671	Atresmedia Corp. de Medios de Comunicacion SA	72,396
602,590	Banco Bilbao Vizcaya Argentaria SA	6,010,402
2,163,951	Banco de Sabadell SA	2,814,387
938,833	Banco Santander SA	3,912,572

See accompanying notes to the financial statements.	38

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Spain — continued
7,929	Cia de Distribucion Integral Logista Holdings SA	213,157
596	Grupo Catalana Occidente SA	21,757
69,555	Industria de Diseno Textil SA (a)	3,094,368
141,788	Mapfre SA	301,003
13,089	Prosegur Compania de Seguridad SA	25,071
161,640	Repsol SA	2,567,661

	Total Spain	21,188,499

	Sweden — 0.7%
14,699	Alleima AB	96,664
4,628	Betsson AB – Class B (a)	45,760
18,343	Fabege AB	150,053
166,156	Fastighets AB Balder – B Shares*	1,033,394
5,671	Investor AB – A Shares (a)	140,717
125,969	Investor AB – B Shares (a)	3,169,286
4,113	NCC AB – Class B	55,693
9,284	Securitas AB – B Shares	99,863
30,410	Skanska AB – B Shares	561,230
78,092	SSAB AB – A Shares	610,717
160,765	Telefonaktiebolaget LM Ericsson – B Shares	872,955
4,640	Volvo AB – A Shares (a)	129,472
40,267	Volvo AB – B Shares (a)	1,109,498
24,175	Volvo Car AB – Class B*	88,399

	Total Sweden	8,163,701

	Switzerland — 1.3%
73,946	Adecco Group AG (Registered) (a)	2,964,309
393	Bobst Group SA	29,774
5,815	Holcim AG (a)	474,618
5,172	Logitech International SA (Registered) (b)	457,651
558	Logitech International SA (Registered) (b)	49,004
2,157	Mobilezone Holding AG	33,419
8,313	Novartis AG (Registered)	838,761
18,967	Novartis AG Sponsored ADR	1,915,098
1,009	Roche Holding AG	278,931
20,673	Roche Holding AG – Genusschein	5,405,184
6,499	Sandoz Group AG ADR*	201,924
2,647	Sandoz Group AG *	81,880
338	Swatch Group AG	79,797
514	Swisscom AG (Registered) (a)	293,790
602	u-blox Holding AG	57,364
8,056	UBS Group AG (Registered) (a) (b)	230,013
13,495	UBS Group AG (Registered) (a) (b)	383,933

	Total Switzerland	13,775,450

	Taiwan — 3.9%
3,414	Acter Group Corp. Ltd.	21,070
231,072	ASE Technology Holding Co. Ltd. ADR	2,250,641
65,000	Asustek Computer, Inc.	936,563
352,000	Catcher Technology Co. Ltd.	2,193,176
51,000	Chicony Electronics Co. Ltd.	302,752

Shares	Description	Value ($)
	Taiwan — continued
150,000	Chipbond Technology Corp.	336,973
25,000	ChipMOS Technologies, Inc.	34,897
1,000	Chlitina Holding Ltd.	6,032
9,280	Chong Hong Construction Co. Ltd.	22,931
890,000	Compal Electronics, Inc.	1,027,742
41,440	Coretronic Corp.	93,212
47,000	Elitegroup Computer Systems Co. Ltd.	47,661
799,200	Evergreen Marine Corp. Taiwan Ltd.	4,186,777
91,000	Farglory Land Development Co. Ltd.	161,800
42,701	FLEXium Interconnect, Inc.	116,686
150,821	Foxconn Technology Co. Ltd.	237,258
5,053	Fubon Financial Holding Co. Ltd.	10,879
12,080	Fusheng Precision Co. Ltd.	86,082
25,000	Giant Manufacturing Co. Ltd.	161,563
23,000	Global Brands Manufacture Ltd.	47,526
237,000	Grand Pacific Petrochemical	106,131
2,000	Grape King Bio Ltd.	9,815
1,266,318	Hon Hai Precision Industry Co. Ltd.	4,128,799
69,000	Huaku Development Co. Ltd.	215,699
28,279	Innodisk Corp.	273,475
47,000	King’s Town Bank Co. Ltd.	66,411
31,000	Kung Long Batteries Industrial Co. Ltd.	129,940
20,000	Largan Precision Co. Ltd.	1,641,388
97,000	Lite-On Technology Corp. ADR	336,557
97,000	MediaTek, Inc.	3,500,372
217,000	Micro-Star International Co. Ltd.	1,313,192
323,000	Mitac Holdings Corp.	432,533
15,000	momo.com, Inc.	210,933
77,903	Nantex Industry Co. Ltd.	87,144
5,800	Nien Made Enterprise Co. Ltd.	67,896
133,000	Novatek Microelectronics Corp.	2,531,435
53,000	Pegatron Corp.	143,511
355,000	Pou Chen Corp.	342,958
102,000	Primax Electronics Ltd.	235,020
221,472	Radiant Opto-Electronics Corp.	1,034,236
18,000	Realtek Semiconductor Corp.	324,415
60,400	Ruentex Industries Ltd.	113,217
28,760	Shin Zu Shing Co. Ltd.	153,832
47,000	Shinkong Insurance Co. Ltd.	103,232
38,900	Simplo Technology Co. Ltd.	525,136
5,945	Sinmag Equipment Corp.	28,807
20,000	T3EX Global Holdings Corp.	58,303
19,000	TaiDoc Technology Corp.	95,528
255,000	Taiwan Semiconductor Manufacturing Co. Ltd.	5,588,201
24,541	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	3,157,690
13,000	Taiwan Surface Mounting Technology Corp.	40,391
7,360	Test Research, Inc.	16,996
40,000	Transcend Information, Inc.	101,278
41,000	Tripod Technology Corp.	270,316
12,000	TTY Biopharm Co. Ltd.	30,771
20,000	Tung Ho Steel Enterprise Corp.	48,894

39	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Taiwan — continued
11,000	TXC Corp.	34,766
3,000	United Integrated Services Co. Ltd.	27,848
9,000	United Microelectronics Corp.	13,876
229,850	Wan Hai Lines Ltd.	366,155
73,000	WPG Holdings Ltd.	214,336
1,231,000	Yang Ming Marine Transport Corp.	1,942,130
879,895	Yuanta Financial Holding Co. Ltd.	764,648

	Total Taiwan	43,110,432

	Thailand — 0.7%
1,493,400	AP Thailand PCL NVDR	437,566
358,600	Bangkok Bank PCL NVDR	1,429,901
134,700	Berli Jucker PCL NVDR	90,889
69,100	GFPT PCL NVDR	22,910
254,100	Kasikornbank PCL NVDR	871,974
5,183,300	Krung Thai Bank PCL NVDR	2,326,300
134,000	Osotspa PCL NVDR	75,845
53,632	Pruksa Holding PCL NVDR	18,422
218,100	PTT Exploration & Production PCL NVDR	915,876
110,200	PTT PCL NVDR	105,183
36,600	Regional Container Lines PCL NVDR	22,726
1,191,200	Sansiri PCL NVDR	61,165
103,700	SCB X PCL NVDR	325,714
91,100	Somboon Advance Technology PCL NVDR	47,297
269,300	Sri Trang Agro-Industry PCL NVDR	144,920
154,700	Sri Trang Gloves Thailand PCL NVDR	37,039
162,800	Supalai PCL NVDR	95,321
91,100	Thai Oil PCL NVDR	142,231
88,000	Thai Vegetable Oil PCL NVDR	51,608

	Total Thailand	7,222,887

	Turkey — 0.6%
7,510	AG Anadolu Grubu Holding AS	61,364
881,420	Akbank TAS	1,171,408
712,701	Aselsan Elektronik Sanayi Ve Ticaret AS	1,367,685
184,643	Dogan Sirketler Grubu Holding AS	80,010
37,522	Dogus Otomotiv Servis ve Ticaret AS	321,120
331,904	Hektas Ticaret TAS *	202,980
237,259	KOC Holding AS	1,276,877
288,232	Koza Altin Isletmeleri AS	211,342
54,485	Mavi Giyim Sanayi Ve Ticaret AS – Class B	247,617
44,442	Tekfen Holding AS	66,809
15,783	Turk Hava Yollari AO *	142,269
214,377	Turkiye Sise ve Cam Fabrikalari AS	350,914
194,625	Vestel Beyaz Esya Sanayi ve Ticaret AS	135,781
1,127,215	Yapi ve Kredi Bankasi AS	831,868

	Total Turkey	6,468,044

	United Arab Emirates — 0.1%
149,124	Emirates NBD Bank PJSC	742,423

Shares	Description	Value ($)
	United Kingdom — 4.0%
193,047	3i Group PLC (a)	6,031,378
54,388	abrdn PLC	108,308
3,173	AG Barr PLC	20,892
52,405	Balfour Beatty PLC	225,052
4,859	Bank of Georgia Group PLC	288,954
268,823	Barratt Developments PLC	1,586,084
25,802	Bellway PLC	880,056
35,527	Berkeley Group Holdings PLC	2,087,321
65,084	British American Tobacco PLC (a)	1,933,736
39,779	British American Tobacco PLC Sponsored ADR (a)	1,188,994
2,200,654	BT Group PLC (a)	2,904,800
100,106	Centamin PLC	114,177
60,346	Coca-Cola HBC AG	1,881,183
66,815	Compass Group PLC (a)	1,833,310
7,309	Crest Nicholson Holdings PLC	19,563
4,668	Dunelm Group PLC	68,048
23,265	Evraz PLC * (e)	601
116,800	Ferrexpo PLC *	106,389
1,720	Galliford Try Holdings PLC	5,241
19,945	GSK PLC	417,218
40,067	GSK PLC Sponsored ADR	1,678,807
28,297	Hays PLC	33,794
313,059	HSBC Holdings PLC	2,436,779
34,370	HSBC Holdings PLC Sponsored ADR	1,346,617
65,717	IG Group Holdings PLC	580,077
31,557	Imperial Brands PLC	679,810
17,373	International Personal Finance PLC	24,658
29,933	Investec PLC	187,349
414,107	ITV PLC	293,019
302,309	J Sainsbury PLC	954,336
4,789	Keller Group PLC	52,389
522,233	Kingfisher PLC	1,548,731
1,289,901	Lloyds Banking Group PLC	762,685
62,388	Moneysupermarket.com Group PLC	192,986
7,241	Morgan Advanced Materials PLC	24,167
5,953	Morgan Sindall Group PLC	176,998
218,847	NatWest Group PLC	661,706
67,523	OSB Group PLC	355,885
20,286	Paragon Banking Group PLC	164,754
44,955	Persimmon PLC	774,729
20,638	Plus500 Ltd.	443,305
32,369	Premier Foods PLC	56,413
35,451	Redde Northgate PLC	154,797
70,303	Redrow PLC	567,307
3,463	RELX PLC (a)	151,639
2,887	Rio Tinto PLC (a)	185,202
4,400	Sage Group PLC (a)	69,311
16,889	Serica Energy PLC	37,027
43,795	Shell PLC (a)	1,354,571
9,280	Shell PLC ADR (a)	583,062
15,165	Spirent Communications PLC	20,155
16,171	Standard Chartered PLC	136,725
443,444	Taylor Wimpey PLC	772,810

See accompanying notes to the financial statements.	40

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United Kingdom — continued
3,340	TBC Bank Group PLC	124,802
70,148	Tesco PLC	247,414
22,159	Unilever PLC Sponsored ADR (a)	1,085,126
21,288	Vesuvius PLC	130,193
940,967	Vodafone Group PLC	826,553
242,591	Vodafone Group PLC Sponsored ADR	2,168,764

	Total United Kingdom	43,746,757

	United States — 18.2%
24,231	3M Co. (c)	2,232,160
3,154	Academy Sports & Outdoors, Inc.	235,667
972	Adtalem Global Education, Inc. * (c)	48,114
920	Advance Auto Parts, Inc. (c)	62,137
1,791	Affiliated Managers Group, Inc.	279,951
2,740	AGCO Corp. (c)	300,578
1,627	Akamai Technologies, Inc. * (c)	180,467
1,117	Allison Transmission Holdings, Inc.	84,144
59,413	Ally Financial, Inc.	2,197,687
29,878	Alphabet, Inc. – Class A* (a)	4,136,908
13,416	Alphabet, Inc. – Class C* (a)	1,875,288
15,005	American Express Co. (c)	3,292,397
12,425	Archer-Daniels-Midland Co. (a) (c)	659,892
3,274	Arrow Electronics, Inc. * (c)	384,695
2,456	Aspen Technology, Inc. * (c)	476,194
814	Atkore, Inc.	137,892
1,057	AutoNation, Inc. * (c)	158,339
2,561	Avnet, Inc. (c)	119,317
58,844	Bank of America Corp. (a)	2,031,295
11,787	Bank of New York Mellon Corp. (a) (c)	661,133
9,958	Best Buy Co., Inc. (c)	805,403
4,726	Bio-Rad Laboratories, Inc. – Class A* (c)	1,540,109
545	Booking Holdings, Inc. * (c)	1,890,512
85,623	BorgWarner, Inc.	2,665,444
20,408	Bristol-Myers Squibb Co. (a)	1,035,706
2,046	Brunswick Corp. (c)	178,820
11,003	Builders FirstSource, Inc. *	2,147,566
565	Bunge Global SA (c)	53,319
20,085	Capital One Financial Corp. (a)	2,763,897
13,046	CarMax, Inc. * (c)	1,030,634
1,200	Carter’s, Inc. (c)	97,140
5,609	CBRE Group, Inc. – Class A* (a)	515,411
23,849	Centene Corp. * (c)	1,870,477
19,186	Chesapeake Energy Corp.	1,588,217
20,090	Chevron Corp. (c)	3,053,881
3,195	Cigna Group (a)	1,073,967
59,641	Cisco Systems, Inc. (a) (c)	2,884,835
55,847	Citigroup, Inc. (a)	3,098,950
83,835	Cleveland-Cliffs, Inc. *	1,743,768
31,217	Cognizant Technology Solutions Corp. – Class A (a)	2,466,767
78,868	Comcast Corp. – Class A (a)	3,379,494
2,458	Commercial Metals Co.	132,732
1,234	Crocs, Inc. *	150,857
2,220	Cummins, Inc. (a)	596,314

Shares	Description	Value ($)
	United States — continued
36,035	CVS Health Corp. (c)	2,679,923
25,538	Darling Ingredients, Inc. * (c)	1,080,513
4,661	Dick’s Sporting Goods, Inc. (c)	829,145
22,031	Discover Financial Services	2,659,142
7,113	DR Horton, Inc. (c)	1,062,967
5,343	Dropbox, Inc. – Class A* (c)	127,965
49,803	eBay, Inc.	2,354,686
2,101	Elevance Health, Inc. (a)	1,053,126
691	Encore Wire Corp. (c)	166,531
17,786	EOG Resources, Inc. (c)	2,035,786
19,445	Etsy, Inc. * (c)	1,394,012
12,214	Expedia Group, Inc. * (a)	1,671,119
21,957	Exxon Mobil Corp. (c)	2,294,946
4,534	F5, Inc. * (c)	848,855
1,394	Federated Hermes, Inc.	49,111
30,532	Fidelity National Financial, Inc. (c)	1,544,309
3,365	FMC Corp. (c)	189,752
1,969	Foot Locker, Inc.	67,793
201,227	Ford Motor Co. (c)	2,503,264
3,802	Fox Corp. – Class A (c)	113,262
54,062	Fox Corp. – Class B	1,480,218
61,869	Franklin Resources, Inc.	1,698,304
872	Garmin Ltd. (c)	119,769
4,692	GE HealthCare Technologies, Inc. (c)	428,286
4,728	General Electric Co. (a)	741,776
6,894	General Mills, Inc. (c)	442,457
63,005	General Motors Co. (a)	2,581,945
3,215	Goldman Sachs Group, Inc. (a)	1,250,796
100	Graham Holdings Co. – Class B (c)	70,233
14,634	Green Plains, Inc. * (c)	311,704
640	Group 1 Automotive, Inc.	173,216
7,829	H&R Block, Inc. (c)	383,230
655	Harley-Davidson, Inc.	23,757
5,490	Hartford Financial Services Group, Inc. (a)	526,162
867	Henry Schein, Inc. * (c)	66,299
124,617	Hewlett Packard Enterprise Co.	1,897,917
7,136	Hilton Worldwide Holdings, Inc. (a)	1,458,028
700	HNI Corp. (c)	31,367
79,862	HP, Inc. (a)	2,262,490
1,466	Humana, Inc. (a)	513,569
2,839	Huntsman Corp.	72,678
10,871	Illumina, Inc. * (c)	1,520,092
25,833	Incyte Corp. * (c)	1,507,614
70,985	Intel Corp. (a)	3,055,904
14,684	Intercontinental Exchange, Inc. (a) (c)	2,032,559
19,101	International Business Machines Corp. (c)	3,534,258
18,654	Invesco Ltd.	287,458
3,159	Jackson Financial, Inc. – Class A	173,903
9,267	Janus Henderson Group PLC	288,760
11,399	Jazz Pharmaceuticals PLC * (c)	1,355,341
10,750	Johnson & Johnson	1,734,835
15,270	JPMorgan Chase & Co. (a)	2,841,136
6,051	Keysight Technologies, Inc. * (c)	933,669
93,543	Kinder Morgan, Inc.	1,626,713

41	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United States — continued
6,081	Kohl’s Corp. (c)	169,477
63,190	Kraft Heinz Co. (a)	2,229,343
26,242	Kroger Co. (c)	1,301,866
974	Laboratory Corp. of America Holdings (c)	210,218
1,689	Lam Research Corp.	1,584,704
29,237	Las Vegas Sands Corp. (a)	1,594,001
1,773	La-Z-Boy, Inc. (c)	67,356
2,469	Lear Corp.	339,117
7,189	Lennar Corp. – Class A (c)	1,139,528
5,404	LyondellBasell Industries NV – Class A (a)	541,913
3,735	M&T Bank Corp. (c)	521,929
16,632	Macy’s, Inc. (c)	290,062
3,349	ManpowerGroup, Inc.	241,664
3,402	Marathon Petroleum Corp.	575,720
963	Markel Group, Inc. * (c)	1,437,258
48,688	Match Group, Inc. * (c)	1,754,716
177	Matson, Inc. (c)	19,656
8,126	Medtronic PLC (a)	677,383
9,286	Merck & Co., Inc. (a)	1,180,715
11,968	Meta Platforms, Inc. – Class A (a)	5,865,876
17,941	MGIC Investment Corp.	356,846
18,223	Micron Technology, Inc. (c)	1,651,186
16,580	Moderna, Inc. * (c)	1,529,339
5,460	Molson Coors Beverage Co. – Class B (c)	340,813
21,314	Mosaic Co.	664,144
13,512	Nucor Corp. (c)	2,598,358
21,274	ON Semiconductor Corp. * (c)	1,678,944
971	OneMain Holdings, Inc. (c)	45,860
1,459	Oracle Corp. (a)	162,941
9,119	Otis Worldwide Corp. (c)	869,041
37,719	Ovintiv, Inc. (c)	1,863,696
1,673	Owens Corning	250,582
20,367	PACCAR, Inc. (a)	2,258,497
110,108	Paramount Global – Class B (c)	1,215,592
39,900	PayPal Holdings, Inc. * (a)	2,407,566
109,262	Pfizer, Inc.	2,901,999
1,492	Phillips 66 (c)	212,625
5,159	Premier, Inc. – Class A	107,617
11,417	PulteGroup, Inc. (c)	1,237,374
2,068	PVH Corp.	282,634
22,822	QUALCOMM, Inc.	3,601,083
12,493	Radian Group, Inc.	364,046
2,949	Regeneron Pharmaceuticals, Inc. *	2,848,999
444	Signet Jewelers Ltd. (c)	45,181
17,255	Skyworks Solutions, Inc. (c)	1,810,395
2,250	SLM Corp.	46,868
7,849	SolarEdge Technologies, Inc. * (c)	527,217
7,039	State Street Corp.	518,985
18,817	Steel Dynamics, Inc. (c)	2,518,091
994	Stewart Information Services Corp.	62,602
59,571	Synchrony Financial (c)	2,460,282
4,462	T Rowe Price Group, Inc. (a)	505,768
10,433	Tapestry, Inc.	495,880
4,704	TE Connectivity Ltd. (a)	675,306

Shares	Description	Value ($)
	United States — continued
6,991	Texas Instruments, Inc. (c)	1,169,804
4,507	Textron, Inc.	401,438
877	Timken Co. (c)	73,659
33,598	Tyson Foods, Inc. – Class A	1,822,356
27,074	U.S. Bancorp (c)	1,136,025
1,047	UFP Industries, Inc.	120,018
335	UnitedHealth Group, Inc. (c)	165,356
1,067	Universal Corp. (c)	51,227
935	Universal Health Services, Inc. – Class B (a)	156,201
4,812	Unum Group	237,953
4,610	Valero Energy Corp.	652,131
83,976	Verizon Communications, Inc. (a)	3,360,720
72,788	VF Corp. (c)	1,189,356
189,927	Viatris, Inc. (c)	2,349,397
91,394	Walgreens Boots Alliance, Inc. (c)	1,943,036
34,119	Wells Fargo & Co. (c)	1,896,675
15,843	Western Union Co. (c)	212,455
6,955	Westlake Corp. (c)	964,728
1,178	Whirlpool Corp. (c)	126,505
273	Williams-Sonoma, Inc.	64,300
25,231	Zoom Video Communications, Inc. – Class A* (a)	1,784,589

	Total United States	199,207,913

	Vietnam — 0.2%
65,936	Duc Giang Chemicals JSC	299,778
11,300	IDICO Corp. JSC	27,006
38,500	PetroVietNam Ca Mau Fertilizer JSC	52,813
30,300	PetroVietnam Technical Services Corp.	45,193
21,000	Petrovietnam Transportation Corp.	22,867
112,100	Sai Gon-Ha Noi Securities JSC *	80,545
67,464	Saigon - Hanoi Commercial JSB *	32,351
30,300	Saigon Thuong Tin Commercial JSB *	38,846
409,100	SSI Securities Corp.	615,704
101,900	Vietnam Dairy Products JSC	297,862
171,746	Vietnam Joint Stock Commercial Bank for Industry & Trade *	248,231
172,800	VIX Securities JSC	128,872
764,100	VNDirect Securities Corp. *	704,751

	Total Vietnam	2,594,819

	TOTAL COMMON STOCKS (COST $862,526,882)	857,670,678

	PREFERRED STOCKS (g) —1.9%
	Brazil — 1.1%
337,859	Bradespar SA	1,440,850
8,800	Cia de Ferro Ligas da Bahia FERBASA	17,083
519,495	Cia Energetica de Minas Gerais	1,250,901
32,900	Gerdau SA	142,292
445,780	Gerdau SA Sponsored ADR	1,921,312
405,102	Itausa SA	839,362
369,613	Petroleo Brasileiro SA	2,984,504

See accompanying notes to the financial statements.	42

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares / Par Value†	Description	Value ($)
	Brazil — continued
201,178	Petroleo Brasileiro SA ADR	3,253,048
4,000	Unipar Carbocloro SA – Class B	53,244

	Total Brazil	11,902,596

	Colombia — 0.1%
21,900	Bancolombia SA Sponsored ADR	712,188

	Germany — 0.4%
11,417	Bayerische Motoren Werke AG	1,251,688
1,147	Draegerwerk AG & Co. KGaA	59,721
1,460	Henkel AG & Co. KGaA (a)	109,841
28,562	Porsche Automobil Holding SE	1,526,913
512	Villeroy & Boch AG	9,964
13,538	Volkswagen AG	1,838,469

	Total Germany	4,796,596

	Russia — 0.0%
12,924	Bashneft PJSC (e)	2,910
56,000	Nizhnekamskneftekhim PJSC (e)	479
20,810	Sberbank of Russia PJSC (e) (f)	666
9,254,300	Surgutneftegas PJSC (e)	62,944
16,100	Transneft PJSC (e)	2,834

	Total Russia	69,833

	South Korea — 0.3%
538	Hyundai Motor Co. (b)	65,075
778	Hyundai Motor Co. (b)	93,339
2,160	Hyundai Motor Co. GDR	126,466
2,082	LG Electronics, Inc.	68,753
65,353	Samsung Electronics Co. Ltd.	3,129,537
89	Samsung Electronics Co. Ltd. GDR	103,668

	Total South Korea	3,586,838

	TOTAL PREFERRED STOCKS (COST $23,887,913)	21,068,051

	DEBT OBLIGATIONS — 19.0%
	United States — 19.0%
	U.S. Government — 16.4%
10,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield - 0.08%, 5.25%, due 04/30/24	9,998,000
30,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.04%, 5.36%, due 07/31/24 (a)	29,998,581
10,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.25%, 5.57%, due 01/31/26	10,008,861
83,883,822	U.S. Treasury Inflation-Indexed Notes, 1.38%, due 07/15/33 (a)	80,298,171

Par Value† / Shares	Description	Value ($)
	United States — continued
	U.S. Government — continued
48,998,854	U.S. Treasury Inflation-Indexed Notes, 1.75%, due 01/15/34 (a)	48,278,337

	Total U.S. Government	178,581,950

	U.S. Government Agency — 2.6%
3,500,000	Federal Home Loan Banks, Variable Rate, SOFR + 0.12%, 5.43%, due 03/06/24	3,500,051
16,000,000	Federal Home Loan Banks, 5.23%, due 03/22/24	15,997,283
9,500,000	Federal Home Loan Banks, Variable Rate, SOFR + 0.10%, 5.41%, due 09/04/24	9,503,671

	Total U.S. Government Agency	29,001,005

	Total United States	207,582,955

	TOTAL DEBT OBLIGATIONS (COST $203,970,291)	207,582,955

	MUTUAL FUNDS — 14.2%
	United States — 14.2%
	Affiliated Issuers — 14.2%
2,272,385	GMO Emerging Country Debt Fund, Class VI	42,834,449
770,852	GMO High Yield Fund, Class VI	13,713,467
2,112,958	GMO Opportunistic Income Fund, Class VI	50,710,981
2,262,028	GMO Resources Fund, Class VI	46,597,781
260,878	GMO U.S. Treasury Fund (h)	1,304,389

	Total Affiliated Issuers	155,161,067

	TOTAL MUTUAL FUNDS (COST $176,589,938)	155,161,067

	SHORT-TERM INVESTMENTS — 5.2%
	Money Market Funds — 0.5%
4,969,797	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (i)	4,969,797

	Repurchase Agreements — 4.7%
50,999,652	Nomura Securities International, Inc. Repurchase Agreement, dated 02/29/24, maturing on 03/01/24 with a maturity value of $51,007,161 and an effective yield of 5.30%, collateralized by a U.S. Treasury Note with maturity date 12/31/28 and a market value of $51,894,759.	50,999,652

	U.S. Government — 0.0%
490,000	U.S. Treasury Bills, 4.59%, due 03/07/24 (j)	489,570

	TOTAL SHORT-TERM INVESTMENTS (COST $56,459,016)	56,459,019

	TOTAL INVESTMENTS — 118.9% (Cost $1,323,434,040)	1,297,941,770

43	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	SECURITIES SOLD SHORT — (18.9)%
	Common Stocks — (18.8)%
	Australia — (0.5)%
(23,744)	ASX Ltd.	(1,017,356)
(5,918)	Cochlear Ltd.	(1,349,027)
(61,515)	IDP Education Ltd.	(764,120)
(169,536)	Lottery Corp. Ltd.	(560,951)
(22,745)	Ramsay Health Care Ltd.	(811,425)
(22,098)	WiseTech Global Ltd.	(1,363,076)

	Total Australia	(5,865,955)

	Austria — (0.1)%
(12,588)	Verbund AG	(911,244)

	Belgium — (0.2)%
(27,293)	Anheuser-Busch InBev SA	(1,649,603)
(53)	Lotus Bakeries NV	(498,738)

	Total Belgium	(2,148,341)

	Canada — (1.1)%
(14,341)	Agnico Eagle Mines Ltd.	(689,228)
(12,752)	Algonquin Power & Utilities Corp.	(74,599)
(73,900)	AltaGas Ltd.	(1,584,019)
(8,067)	Brookfield Renewable Corp. – Class A	(191,349)
(38,730)	Cameco Corp.	(1,569,727)
(50,150)	Enbridge, Inc.	(1,726,163)
(13,544)	Franco-Nevada Corp.	(1,420,224)
(47,600)	GFL Environmental, Inc.	(1,717,408)
(49,101)	Pembina Pipeline Corp.	(1,709,206)
(24,210)	Restaurant Brands International, Inc.	(1,879,907)

	Total Canada	(12,561,830)

	China — (0.0)%
(4,494)	Yum China Holdings, Inc.	(192,748)

	Denmark — (0.1)%
(8,525)	Coloplast AS – Class B	(1,132,403)
(626)	Novo Nordisk AS – Class B	(74,723)

	Total Denmark	(1,207,126)

	Finland — (0.0)%
(5,476)	Elisa OYJ	(246,629)
(1,678)	Kone OYJ – Class B	(82,157)

	Total Finland	(328,786)

	France — (0.6)%
(33,499)	Accor SA	(1,455,123)
(7,048)	Aeroports de Paris SA	(959,457)
(433)	Airbus SE	(71,644)
(85,857)	Getlink SE	(1,465,878)
(852)	Hermes International SCA	(2,131,993)

Shares	Description	Value ($)
	France — continued
(709)	Sartorius Stedim Biotech	(195,151)

	Total France	(6,279,246)

	Germany — (0.8)%
(8,437)	adidas AG	(1,706,637)
(3,491)	Covestro AG*	(190,007)
(49,327)	Delivery Hero SE*	(1,140,984)
(793)	Deutsche Boerse AG	(166,012)
(1,363)	GEA Group AG	(54,979)
(6,714)	MTU Aero Engines AG	(1,615,046)
(1,331)	Puma SE	(61,217)
(1,091)	Rational AG	(897,763)
(278)	Rheinmetall AG	(127,562)
(26,103)	Siemens Energy AG*	(400,850)
(1,159)	Siemens Healthineers AG*	(69,559)
(14,961)	Symrise AG	(1,530,997)
(2,478)	Vonovia SE	(69,159)
(836)	Wacker Chemie AG	(91,441)
(8,677)	Zalando SE*	(183,634)

	Total Germany	(8,305,847)

	Ireland — (0.2)%
(7,695)	Flutter Entertainment PLC*	(1,666,236)

	Israel — (0.2)%
(7,536)	CyberArk Software Ltd.*	(1,987,695)
(302)	Monday.com Ltd.*	(67,349)

	Total Israel	(2,055,044)

	Italy — (0.6)%
(38,910)	Amplifon SpA	(1,299,305)
(1,002)	DiaSorin SpA	(101,129)
(5,176)	Ferrari NV	(2,184,599)
(103,891)	FinecoBank Banca Fineco SpA	(1,439,257)
(112,566)	Infrastrutture Wireless Italiane SpA	(1,246,819)

	Total Italy	(6,271,109)

	Japan — (1.8)%
(75,200)	Aeon Co. Ltd.	(1,795,547)
(3,800)	ANA Holdings, Inc.*	(82,849)
(32,300)	Asahi Intecc Co. Ltd.	(672,277)
(2,200)	Daiichi Sankyo Co. Ltd.	(72,455)
(900)	Disco Corp.	(293,299)
(3,600)	East Japan Railway Co.	(212,981)
(700)	Fast Retailing Co. Ltd.	(202,755)
(2,600)	GMO Payment Gateway, Inc.	(175,485)
(9,800)	Japan Airlines Co. Ltd.	(183,027)
(53,500)	Japan Exchange Group, Inc.	(1,400,715)
(18,600)	Keisei Electric Railway Co. Ltd.	(869,011)
(22,800)	Kintetsu Group Holdings Co. Ltd.	(701,206)
(30,400)	Kobe Bussan Co. Ltd.	(818,470)
(7,000)	Lasertec Corp.	(1,878,225)
(78,800)	MonotaRO Co. Ltd.	(753,714)

See accompanying notes to the financial statements.	44

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Japan — continued
(17,200)	Nippon Paint Holdings Co. Ltd.	(127,778)
(13,600)	Odakyu Electric Railway Co. Ltd.	(191,211)
(50,100)	Oriental Land Co. Ltd.	(1,795,594)
(351,000)	Rakuten Group, Inc.*	(1,923,821)
(20,800)	Sharp Corp.*	(113,359)
(14,800)	Shiseido Co. Ltd.	(402,368)
(148,400)	SoftBank Corp.	(1,951,974)
(7,600)	SoftBank Group Corp.	(450,169)
(20,800)	Tobu Railway Co. Ltd.	(531,732)
(63,100)	Tokyu Corp.	(785,142)
(7,100)	West Japan Railway Co.	(295,230)
(2,300)	Yaskawa Electric Corp.	(94,273)
(8,200)	Zensho Holdings Co. Ltd.	(359,086)

	Total Japan	(19,133,753)

	Netherlands — (0.6)%
(1,415)	Adyen NV*	(2,238,866)
(245)	ASML Holding NV	(232,505)
(10,362)	BE Semiconductor Industries NV	(1,876,742)
(788)	Heineken Holding NV	(60,868)
(65,344)	Universal Music Group NV	(1,972,760)

	Total Netherlands	(6,381,741)

	New Zealand — (0.2)%
(20,719)	Xero Ltd.*	(1,723,169)

	Peru — (0.1)%
(19,231)	Southern Copper Corp.	(1,555,019)

	Portugal — (0.0)%
(3,461)	EDP Renovaveis SA	(47,211)

	Singapore — (0.2)%
(436,868)	Grab Holdings Ltd. – Class A*	(1,341,185)
(13,911,000)	Seatrium Ltd.*	(932,762)
(20,100)	Singapore Airlines Ltd.	(96,746)
(78,900)	Singapore Technologies Engineering Ltd.	(233,597)

	Total Singapore	(2,604,290)

	Spain — (0.3)%
(48,210)	Cellnex Telecom SA*	(1,743,010)
(49,317)	Ferrovial SE	(1,851,844)

	Total Spain	(3,594,854)

	Sweden — (0.3)%
(53,464)	Beijer Ref AB	(752,858)
(46,468)	EQT AB	(1,361,361)
(2,748)	Evolution AB	(355,987)
(35,726)	H & M Hennes & Mauritz AB – Class B	(485,125)

	Total Sweden	(2,955,331)

Shares	Description	Value ($)
	Switzerland — (0.1)%
(1)	Chocoladefabriken Lindt & Spruengli AG	(120,212)
(560)	Partners Group Holding AG	(805,205)
(5,679)	SIG Group AG	(112,505)
(196)	VAT Group AG	(98,382)

	Total Switzerland	(1,136,304)

	United Kingdom — (1.2)%
(11,109)	Admiral Group PLC	(374,832)
(136,830)	Auto Trader Group PLC	(1,281,251)
(80,984)	Hargreaves Lansdown PLC	(746,364)
(182,971)	Informa PLC	(1,875,988)
(19,454)	InterContinental Hotels Group PLC	(2,065,885)
(16,612)	London Stock Exchange Group PLC	(1,865,746)
(269,305)	M&G PLC	(765,644)
(62,356)	Phoenix Group Holdings PLC	(392,720)
(265,436)	Rolls-Royce Holdings PLC*	(1,238,870)
(20,608)	Severn Trent PLC	(650,324)
(3,763)	Spirax-Sarco Engineering PLC	(490,975)
(87,899)	Wise PLC – Class A*	(1,021,148)

	Total United Kingdom	(12,769,747)

	United States — (9.6)%
(1,400)	AbbVie, Inc.	(246,470)
(93,022)	AES Corp.	(1,413,934)
(9,068)	Alnylam Pharmaceuticals, Inc.*	(1,370,084)
(37,309)	Altria Group, Inc.	(1,526,311)
(4,675)	American Tower Corp. – (REIT)	(929,670)
(5,019)	Amgen, Inc.	(1,374,353)
(14,883)	ARES Management Corp. – Class A	(1,973,932)
(7,802)	Arthur J Gallagher & Co.	(1,903,142)
(247)	Automatic Data Processing, Inc.	(62,029)
(7,197)	Axon Enterprise, Inc.*	(2,212,142)
(10,487)	Bill Holdings, Inc.*	(664,142)
(1,011)	BioMarin Pharmaceutical, Inc.*	(87,229)
(2,815)	Bio-Techne Corp.	(207,100)
(7,981)	Boeing Co.*	(1,625,889)
(1,634)	Broadcom, Inc.	(2,125,001)
(9,611)	Burlington Stores, Inc.*	(1,971,216)
(33,690)	Caesars Entertainment, Inc.*	(1,464,504)
(1,606)	Charles Schwab Corp.	(107,249)
(803)	Chipotle Mexican Grill, Inc.*	(2,159,082)
(21,893)	Cloudflare, Inc. – Class A*	(2,157,336)
(1,217)	CoStar Group, Inc.*	(105,916)
(22,438)	Dayforce, Inc.*	(1,565,275)
(15,820)	Dexcom, Inc.*	(1,820,407)
(44,721)	DraftKings, Inc. – Class A*	(1,937,314)
(1,130)	Ecolab, Inc.	(254,069)
(10,527)	Equity LifeStyle Properties, Inc. – (REIT)	(708,678)
(2,378)	Erie Indemnity Co. – Class A	(967,561)
(23,207)	Exact Sciences Corp.*	(1,335,099)
(1,537)	Fair Isaac Corp.*	(1,951,852)
(1,649)	Fastenal Co.	(120,393)
(29,553)	Fidelity National Information Services, Inc.	(2,044,772)

45	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United States — continued
(350)	Fiserv, Inc.*	(52,244)
(1,332)	Fortinet, Inc.*	(92,055)
(4,249)	Gartner, Inc.*	(1,978,164)
(3,175)	HubSpot, Inc.*	(1,964,722)
(801)	Hyatt Hotels Corp. – Class A	(123,026)
(399)	IDEXX Laboratories, Inc.*	(229,517)
(915)	Ingersoll Rand, Inc.	(83,567)
(8,470)	Insulet Corp.*	(1,389,080)
(7,800)	IQVIA Holdings, Inc.*	(1,927,848)
(13,508)	Iron Mountain, Inc. – (REIT)	(1,062,269)
(2,196)	Lamb Weston Holdings, Inc.	(224,453)
(15,164)	Lattice Semiconductor Corp.*	(1,161,714)
(24,254)	Liberty Media Corp.-Liberty Formula One – Class C*	(1,764,721)
(4,583)	Linde PLC	(2,056,942)
(18,843)	Live Nation Entertainment, Inc.*	(1,827,394)
(124)	Lululemon Athletica, Inc.*	(57,919)
(3,973)	Manhattan Associates, Inc.*	(1,006,480)
(4,489)	MarketAxess Holdings, Inc.	(957,997)
(307)	Marsh & McLennan Cos., Inc.	(62,097)
(4,338)	Mastercard, Inc. – Class A	(2,059,509)
(3,212)	McKesson Corp.	(1,674,769)
(1,164)	MercadoLibre, Inc.*	(1,856,929)
(4,295)	MongoDB, Inc.*	(1,922,356)
(4,581)	Moody’s Corp.	(1,738,123)
(359)	Motorola Solutions, Inc.	(118,610)
(3,330)	MSCI, Inc.	(1,868,030)
(46,721)	Newmont Corp.	(1,460,031)
(44,108)	NiSource, Inc.	(1,149,454)
(20,836)	Okta, Inc.*	(2,235,703)
(25,000)	ONEOK, Inc.	(1,878,000)
(85,872)	Palantir Technologies, Inc. – Class A*	(2,153,670)
(13,753)	Paychex, Inc.	(1,686,393)
(17,867)	Philip Morris International, Inc.	(1,607,315)
(238)	Pool Corp.	(94,753)
(3,170)	PTC, Inc.*	(580,142)
(9,043)	Repligen Corp.*	(1,754,252)
(47,719)	Rivian Automotive, Inc. – Class A*	(540,179)
(41,331)	ROBLOX Corp. – Class A*	(1,649,107)
(16,804)	Roku, Inc.*	(1,061,677)
(39,165)	Rollins, Inc.	(1,726,002)
(1,130)	Royal Caribbean Cruises Ltd.*	(139,385)
(827)	RPM International, Inc.	(95,394)
(1,445)	Seagate Technology Holdings PLC	(134,457)
(1,253)	Sherwin-Williams Co.	(416,034)
(3,768)	Simon Property Group, Inc. – (REIT)	(558,192)
(12,719)	Snap, Inc. – Class A*	(140,163)
(9,348)	Snowflake, Inc. – Class A*	(1,760,041)
(1,138)	Starbucks Corp.	(107,996)
(1,194)	Sysco Corp.	(96,678)
(8,448)	Tesla, Inc.*	(1,705,482)
(127)	Texas Pacific Land Corp.	(200,078)
(91,122)	Toast, Inc. – Class A*	(2,095,806)
(2,732)	Trade Desk, Inc. – Class A*	(233,395)

Shares	Description	Value ($)
	United States — continued
(1,740)	TransDigm Group, Inc.	(2,049,268)
(8,930)	Unity Software, Inc.*	(261,828)
(7,070)	Vail Resorts, Inc.	(1,628,292)
(583)	Verisk Analytics, Inc.	(141,028)
(734)	Vulcan Materials Co.	(195,134)
(4,094)	Watsco, Inc.	(1,613,527)
(334)	West Pharmaceutical Services, Inc.	(119,692)
(52,123)	Williams Cos., Inc.	(1,873,301)
(5,403)	Wolfspeed, Inc.*	(140,586)
(2,987)	Zillow Group, Inc. – Class C*	(167,720)
(884)	Zoetis, Inc.	(175,324)
(8,051)	Zscaler, Inc.*	(1,948,100)

	Total United States	(105,226,265)

	TOTAL COMMON STOCKS
	(PROCEEDS $169,773,105)	(204,921,196)

	PREFERRED STOCKS (g) — (0.1)%
	Germany — (0.1)%
(4,629)	Sartorius AG	(1,753,140)
(1,420)	Dr Ing hc F Porsche AG	(132,772)

	TOTAL PREFERRED STOCKS
	(PROCEEDS $1,842,132)	(1,885,912)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $171,615,237)	(206,807,108)

	Other Assets and Liabilities (net) — 0.0%	387,279

	TOTAL NET ASSETS — 100.0%	$1,091,521,941

See accompanying notes to the financial statements.	46

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Additional information on each restricted security is as follows:

			Value as a
			Percentage	Value as of
Issuer	Acquisition	Acquisition	of Fund’s	February 29,
Description	Date	Cost	Net Assets	2024
Alrosa PJSC	12/06/17	$4,239,436	0.0%	$23,700
Magnitogorsk Iron & Steel Works PJSC	09/08/17	1,550,653	0.0%	11,137
Mechel PJSC	11/15/21	47,412	0.0%	764
PhosAgro PJSC GDR	12/03/20	1,365	0.0%	16
Polyus PJSC	07/22/20	2,148,976	0.0%	12,299
Polyus PJSC GDR (Registered)	02/24/23	0	0.0%	1
Sberbank of Russia PJSC	09/09/20	12,774,954	0.0%	117,765
Sberbank of Russia PJSC	01/10/22	77,024	0.0%	666
Severstal PAO	02/02/21	7,249	0.0%	77
Severstal PAO GDR (Registered)	03/16/20	1,679,360	0.0%	16,540

				$182,965

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
179	U.S. Treasury Note 10 Yr. (CBT)	June 2024	19,768,313	11,399
256	U.S. Treasury Note 5 Yr. (CBT)	June 2024	27,368,000	51,932

			$47,136,313	$63,331

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

Swap Contracts

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on Equity Basket (k)	1 Month Federal Funds Rate minus 0.40%	GS	USD	7,804,534	06/24/2024	Monthly	—	166,059	166,059
Total Return on Equity Basket (k)	1 Month Federal Funds Rate minus 0.40%	MORD	USD	10,224,316	06/18/2024	Monthly	—	(210,769)	(210,769)

							$—	$(44,710)	$(44,710)

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

47	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
*	Non-income producing security.
(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Securities are traded on separate exchanges for the same entity.
(c)	All or a portion of this security is out on loan (Note 2).
(d)	Investment valued using significant unobservable inputs (Note 2).
(e)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(f)	The security is restricted as to resale.
(g)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(h)	All or a portion of this security is purchased with collateral from securities loaned (Note 2).
(i)	The rate disclosed is the 7 day net yield as of February 29, 2024.
(j)	The rate shown represents yield-to-maturity.
(k)	Periodic payments made/received are based on the total return of the referenced entity. Custom equity basket swap which has a notional amount of less than 1% of the Fund’s total net assets.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

See accompanying notes to the financial statements.	48

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Global Asset Allocation Fund returned +13.44% (net) for the fiscal year ended February 29, 2024, as compared with +15.96% for the Fund’s benchmark, the GMO Global Asset Allocation Index (65% MSCI All Country World Index (“ACWI”) and 35% Bloomberg U.S. Aggregate Index).

The Fund’s circa 13% off-benchmark position in alternatives had a detrimental impact on relative performance as, although it delivered a decent positive return, it lagged the Fund benchmark as equity assets rebounded. The Fund held an average 62% in equities over the period, and the return of 19.0% lagged the MSCI ACWI return of 23.1%. In terms of regional biases, the decision to lean away from the U.S. in favor of being overweight developed ex-U.S. equities and overweight emerging market equities was a substantial headwind as the U.S. outperformed. Security selection in emerging and developed ex-U.S. markets was strong, but could not offset the allocation positioning. The Fund held an average of 25% in fixed income, and the emphasis on credit over duration, coupled with good relative performance within the credit exposures, ensured outperformance of the benchmark. The Fund’s fixed income exposures posted 4.8%, nicely ahead of the 3.3% return from the Bloomberg U.S. Aggregate Index.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

49

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Global Asset Allocation Fund Class III Shares, the GMO Global Asset Allocation Index*,

the MSCI ACWI and the Bloomberg U.S. Aggregate Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	13.44%	5.17%	4.06%	n/a
Class R6	13.44%	n/a	n/a	9/30/19 4.95%
Class I	13.32%	n/a	n/a	1/6/21 2.30%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

*	The GMO Global Asset Allocation Index is comprised of 65% MSCI ACWI (All Country World Index) and 35% Bloomberg U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

50

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

For Class III, R6 and I the gross expense ratio of 0.73%, 0.73% and 0.86%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.68%, 0.68% and 0.78% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

51

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	71.2%
Debt Obligations	19.5
Short-Term Investments	16.9
Preferred Stocks	1.3
Forward Currency Contracts	0.2
Investment Funds	0.2
Rights/Warrants	0.1
Loan Assignments	0.0 ^
Loan Participations	0.0 ^
Purchased Options	0.0 ^
Futures Contracts	0.0 ^
Written Options/Credit Linked Options	(0.0)^
Reverse Repurchase Agreements	(0.1)
Swap Contracts	(0.1)
Securities Sold Short	(6.7)
Other	(2.5)

100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	23.8%
Other Emerging	2.9	†
Australia	1.5
Other Developed	0.9	‡
Euro Region	(0.4	)§
Sweden	(1.1)

	27.6%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	25.7%
Japan	10.1
Other Developed	4.5	‡
Taiwan	3.4
France	3.2
United Kingdom	3.0
Other Emerging	2.5	†
India	1.9
Brazil	1.7
China	1.7
Netherlands	1.4
Spain	1.4
Switzerland	1.3
South Africa	1.3
Italy	1.2
Mexico	1.1
Germany	1.0
South Korea	1.0

	67.4%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.
§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.
^	Rounds to 0.0%.

52

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.9%
	Affiliated Issuers — 99.9%
2,423,887	GMO Alternative Allocation Fund, Class VI	44,599,515
1,025,182	GMO Asset Allocation Bond Fund, Class VI	20,011,560
575,147	GMO Emerging Country Debt Fund, Class VI	10,841,518
1,619,883	GMO Emerging Markets ex-China Fund, Class VI	25,075,781
1,071,957	GMO Emerging Markets Fund, Class VI	25,266,027
1,995,537	GMO International Equity Fund, Class IV	46,775,391
1,707,570	GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	24,435,325
745,870	GMO-Usonian Japan Value Creation Fund, Class VI	14,671,268
2,411,802	GMO Multi-Sector Fixed Income Fund, Class IV	41,627,708
434,481	GMO Opportunistic Income Fund, Class VI	10,427,550
475,035	GMO Quality Cyclicals Fund, Class VI	10,854,557
359,654	GMO Quality Fund, Class VI	11,152,873
310,175	GMO Resources Fund, Class VI	6,389,597
450,297	GMO Small Cap Quality Fund, Class VI	10,991,749
1,356,767	GMO U.S. Equity Fund, Class VI	18,492,732
1,152,276	GMO U.S. Opportunistic Value Fund, Class VI	25,419,205
377,084	GMO U.S. Small Cap Value Fund, Class VI	7,198,539
120,463	GMO U.S. Treasury Fund	602,314

	TOTAL MUTUAL FUNDS (COST $376,508,226)	354,833,209

	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
83,866	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (a)	83,866

	TOTAL SHORT-TERM INVESTMENTS (COST $83,866)	83,866

	TOTAL INVESTMENTS — 99.9% (Cost $376,592,092)	354,917,075
	Other Assets and Liabilities (net) — 0.1%	478,531

	TOTAL NET ASSETS — 100.0%	$355,395,606

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

53	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Global Developed Equity Allocation Fund returned +19.71% (net) for the fiscal year ended February 29, 2024, as compared with +24.96% for the Fund’s benchmark, the MSCI World Index.

The Fund’s underweight to the U.S. market and overweight to developed ex-U.S. detracted from performance relative to the benchmark. We also believed that emerging markets were trading at preferential valuations, and therefore held an “off-benchmark” position here. Our choice to have emerging markets ex-China exposure proved very beneficial as China continued to struggle, although the asset class still did not keep pace with the MSCI World Index as the U.S. roared ahead. Security selection in emerging and developed ex-U.S. markets was strong, but this was largely offset by difficult performance in the U.S. where the Growth style dominated.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

55

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Global Developed Equity Allocation Fund Class III Shares and the MSCI World Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Class III	19.71%	10.16%	7.01%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III the gross expense ratio of 0.63% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Class listed above, the net expense ratio of 0.53% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

56

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.7%
Short-Term Investments	3.9
Preferred Stocks	0.9
Debt Obligations	0.0	^
Futures Contracts	0.0	^
Rights/Warrants	0.0	^
Other	(1.5)

	100.0%

Country/Region Summary¤	% of Investments
United States	45.4%
Japan	13.3
France	6.4
United Kingdom	6.1
Other Developed	4.7	‡
Other Emerging	4.0	†
Spain	2.7
Switzerland	2.7
Netherlands	2.6
Germany	2.3
Taiwan	2.3
Italy	2.3
Canada	1.7
Australia	1.3
Brazil	1.1
India	1.1

	100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
^	Rounds to 0.0%.

57

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
325,267	GMO Emerging Markets ex-China Fund, Class VI	5,035,139
801,356	GMO International Equity Fund, Class IV	18,783,784
469,012	GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	6,711,566
140,975	GMO-Usonian Japan Value Creation Fund, Class VI	2,772,982
156,201	GMO Quality Cyclicals Fund, Class VI	3,569,199
354,172	GMO Quality Fund, Class VI	10,982,867
86,253	GMO Resources Fund, Class VI	1,776,813
147,220	GMO Small Cap Quality Fund, Class VI	3,593,635
326,075	GMO U.S. Equity Fund, Class VI	4,444,399
489,839	GMO U.S. Opportunistic Value Fund, Class VI	10,805,838
113,215	GMO U.S. Small Cap Value Fund, Class VI	2,161,270

	TOTAL MUTUAL FUNDS (COST $65,441,128)	70,637,492

	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
42,798	State Street Institutional Treasury Money
	Market Fund – Premier Class, 5.25% (a)	42,798

	TOTAL SHORT-TERM INVESTMENTS (COST $42,798)	42,798

	TOTAL INVESTMENTS — 100.0% (Cost $65,483,926)	70,680,290
	Other Assets and Liabilities (net) — (0.0%)	(25,167)

	TOTAL NET ASSETS — 100.0%	$70,655,123

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

See accompanying notes to the financial statements.	58

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Global Equity Allocation Fund returned +19.52% (net) for the fiscal year ended February 29, 2024, as compared with +23.15% for the Fund’s benchmark, the MSCI All Country World Index (“ACWI”).

The Fund’s regional bias of being underweight to the U.S. market and overweight to developed ex-U.S. and emerging markets had a significant detrimental impact on performance relative to the benchmark. For the period, the MSCI USA Index performed incredibly strongly and returned 30.1%, while the MSCI World ex USA Index trailed with a 14.0% return, leaving the MSCI Emerging Markets Index as the laggard with an 8.7% return. We believed that emerging markets were trading at preferential valuations, but a struggling China (MSCI China Index was down -14.1%) weighed heavily on the region. On the flipside, stock selection proved nicely beneficial. In emerging markets, where a Value style performed well, we outpaced the reference benchmark by an excellent 13.8%. In developed ex-U.S. where a Value style was a modest headwind, we still beat the reference benchmark by some 2.8%, but our U.S. exposures lagged the market as a Growth style completely dominated.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

59

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Global Equity Allocation Fund Class III Shares and the MSCI ACWI

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	19.52%	8.33%	6.11%	n/a
Class R6	19.48%	n/a	n/a	7/15/20 9.89%
Class I	19.37%	n/a	n/a	8/17/20 8.91%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III, R6 and I the gross expense ratio of 0.59%, 0.60% and 0.69%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.57%, 0.57% and 0.67% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

60

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	95.8%
Short-Term Investments	3.3
Preferred Stocks	1.8
Debt Obligations	0.1
Futures Contracts	0.0 ^
Rights/Warrants	0.0 ^
Other	(1.0)

100.0%

Country/Region Summary¤	% of Investments
United States	38.3%
Japan	11.6
Taiwan	5.6
France	5.3
United Kingdom	5.1
Other Domestic	4.3	‡
Other Emerging	3.2	†
India	2.8
Brazil	2.5
China	2.5
Spain	2.2
Switzerland	2.1
Netherlands	2.0
Germany	1.9
South Africa	1.9
Italy	1.9
Mexico	1.7
Canada	1.7
South Korea	1.4
Australia	1.0
Indonesia	1.0

	100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
^	Rounds to 0.0%.

61

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.9%
	Affiliated Issuers — 99.9%
4,732,845	GMO Emerging Markets ex-China Fund, Class VI	73,264,436
3,439,877	GMO Emerging Markets Fund, Class VI	81,077,912
6,254,899	GMO International Equity Fund, Class IV	146,614,835
5,023,538	GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	71,886,834
1,495,816	GMO-Usonian Japan Value Creation Fund, Class VI	29,422,703
1,609,370	GMO Quality Cyclicals Fund, Class VI	36,774,104
2,901,496	GMO Quality Fund, Class VI	89,975,382
977,581	GMO Resources Fund, Class VI	20,138,162
1,529,496	GMO Small Cap Quality Fund, Class VI	37,334,995
2,759,366	GMO U.S. Equity Fund, Class VI	37,610,164
4,030,429	GMO U.S. Opportunistic Value Fund, Class VI	88,911,262
1,133,526	GMO U.S. Small Cap Value Fund, Class VI	21,639,012

	TOTAL MUTUAL FUNDS (COST $752,741,166)	734,649,801

	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
715,646	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (a)	715,646

	TOTAL SHORT-TERM INVESTMENTS (COST $715,646)	715,646

	TOTAL INVESTMENTS — 100.0% (Cost $753,456,812)	735,365,447
	Other Assets and Liabilities (net) — (0.0%)	(50,537)

	TOTAL NET ASSETS — 100.0%	$735,314,910

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

See accompanying notes to the financial statements.	62

GMO Implementation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

GMO Implementation Fund returned +11.44% (net) for the fiscal year ended February 29, 2024, as compared with +3.12% for the CPI.

This was a strong 12 months for absolute performance, but it was more nuanced in relation to traditional risk assets. Over the same period, developed equities, as measured by the MSCI World Index, were up 25.0%. Emerging equities, as measured by the MSCI Emerging Markets Index, were up 8.7%, while bonds, as measured by the Bloomberg U.S. Aggregate Index, were up 3.3%.

The Fund had an average equity exposure of about 57%, and this had a worse return than MSCI All Country World Index (“ACWI”). Within developed markets, we were leaning away from the U.S. as we believed that it was trading at an unfavorable valuation, but it went on to have a very strong year relative to other markets. We also had a significant investment in emerging markets as we believed that they were trading at very preferential valuations and, despite the asset class performing poorly, extremely strong security selection ensured that this added to performance relative to MSCI ACWI. There was a broadly 40% average exposure to alternatives and these delivered a solid positive return, although they could not keep pace with the resurgent equity markets. Fixed income assets accounted for a modest average of 3% of the Fund, and had little impact on performance for the period.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

63

GMO Implementation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Implementation Fund, the Consumer Price Index and the Bloomberg Barclays U.S. Treasury

Inflation Notes: 1-10 Year Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Core Class	11.44%	3.36%	3.03%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited.

The gross expense ratio of 0.44% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. The net expense ratio of 0.38% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

64

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary(a)

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	83.7%
Debt Obligations	31.9
Short-Term Investments	2.5
Preferred Stocks	2.1
Investment Funds	0.3
Mutual Funds	0.1
Forward Currency Contracts	0.1
Rights/Warrants	0.0	^
Swap Contracts	0.0	^
Purchased Options	0.0	^
Written Options	(0.0	)^
Futures Contracts	(0.1)
Securities Sold Short	(23.1)
Other	2.5

	100.0%

	Debt Obligations as a %
Country/Region Summary¤	of Total Net Assets
United States	14.9%
Australia	1.3
Euro Region	(0.3	)§
Other Developed	(0.4	)‡

	15.5%

	Equity Investments as a %
Country/Region Summary¤	of Total Net Assets
Japan	12.5%
United States	11.4
Other Developed	5.5	‡
Other Emerging	4.5	†
Taiwan	3.4
United Kingdom	3.1
India	2.9
France	2.8
South Korea	2.8
China	2.6
Canada	2.4
Brazil	2.1
Netherlands	1.5
Spain	1.5
Switzerland	1.2
South Africa	1.1
Italy	1.1

	62.4%

Industry Group Summary	% of Equity Investments#
Banks	14.0%
Energy	11.6
Capital Goods	10.2
Materials	9.4
Automobiles & Components	7.5
Technology Hardware & Equipment	6.7
Pharmaceuticals, Biotechnology & Life Sciences	6.0
Semiconductors & Semiconductor Equipment	5.5
Financial Services	5.2
Food, Beverage & Tobacco	4.8
Insurance	4.0
Consumer Durables & Apparel	3.7
Transportation	2.4
Media & Entertainment	2.4
Consumer Discretionary Distribution & Retail	2.2
Consumer Staples Distribution & Retail	2.1
Telecommunication Services	1.5
Real Estate Management & Development	1.3
Health Care Equipment & Services	1.0
Utilities	0.6
Household & Personal Products	0.5
Commercial & Professional Services	0.4
Equity Real Estate Investment Trusts (REITs)	(0.1)
Consumer Services	(1.3)
Software & Services	(1.6)

100.0%

(a)	GMO Implementation SPC Ltd. is a 100% owned subsidiary of GMO Implementation Fund. As such, the holdings of GMO Implementation SPC Ltd. have been included with GMO Implementation Fund.
&

In the table, derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.
†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.
#

Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

65

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 83.7%
	Argentina — 0.0%
67,748	Adecoagro SA	680,190
44,400	YPF SA Sponsored ADR*	768,120

	Total Argentina	1,448,310

	Australia — 1.5%
202,507	Accent Group Ltd.	266,532
49,296	Altium Ltd. (a)	2,082,654
10,904	Ampol Ltd.	279,522
526,229	Beach Energy Ltd.	547,866
330,258	BHP Group Ltd.	9,467,278
641,044	BlueScope Steel Ltd.	9,532,630
545,300	Brambles Ltd. (a)	5,354,293
208,709	CSR Ltd.	1,199,157
74,995	Dexus – (REIT) (a)	359,138
145,498	Fortescue Ltd.	2,455,716
750,716	GPT Group – (REIT) (a)	2,123,188
109,191	GrainCorp Ltd. – Class A	553,221
391,714	Grange Resources Ltd.	109,781
254,742	Helia Group Ltd.	684,853
66,858	HomeCo Daily Needs – (REIT) (a)	54,159
24,003	JB Hi-Fi Ltd.	961,938
22,644	McMillan Shakespeare Ltd. (a)	322,409
1,530,838	Mirvac Group – (REIT) (a)	2,171,270
30,348	Rio Tinto Ltd.	2,443,891
118,676	Santos Ltd.	546,448
989,537	Scentre Group – (REIT) (a)	2,002,685
15,816	SmartGroup Corp. Ltd. (a)	112,927
79,010	Southern Cross Media Group Ltd.	47,235
636,577	Stockland – (REIT) (a)	1,859,963
154,510	Sunrise Energy Metals Ltd. *	36,732
134,832	Super Retail Group Ltd.	1,435,134

	Total Australia	47,010,620

	Austria — 0.4%
97,992	Erste Group Bank AG	3,918,030
3,649	EVN AG (a)	94,670
169,750	OMV AG	7,480,193
37,040	Raiffeisen Bank International AG	771,574
1,869	Strabag SE	88,168

	Total Austria	12,352,635

	Belgium — 1.0%
244,247	Ageas SA	10,380,392
17,618	Bekaert SA	873,659
2,302	Cie d’Entreprises CFE	18,528
4,518	Colruyt Group NV	217,025
11,958	Econocom Group SA	26,463
24,691	Groupe Bruxelles Lambert NV	1,856,957
21,234	KBC Group NV	1,495,783
2,021	Melexis NV	170,151
1,544	Orange Belgium SA *	21,923

Shares	Description	Value ($)
	Belgium — continued
294,016	Proximus SADP	2,461,190
6,942	Sofina SA	1,588,883
27,497	Syensqo SA *	2,455,066
81,087	UCB SA	9,355,773

	Total Belgium	30,921,793

	Brazil — 1.0%
4,800	Alupar Investimento SA	28,755
417,600	Ambev SA	1,056,790
12,200	Auren Energia SA	31,487
481,600	Banco do Brasil SA	5,605,475
65,000	BB Seguridade Participacoes SA	435,940
3,400	BrasilAgro - Co. Brasileira de Propriedades Agricolas	16,223
11,400	Cia de Saneamento de Minas Gerais Copasa MG	47,402
8,200	Cia De Sanena Do Parana	42,607
176,000	CPFL Energia SA	1,252,970
198,135	Enauta Participacoes SA	1,015,566
146,600	Engie Brasil Energia SA	1,239,189
8,700	Grendene SA	11,288
36,400	Itau Unibanco Holding SA	214,617
8,400	Mahle Metal Leve SA	60,646
6,400	Odontoprev SA	15,514
506,737	Petroleo Brasileiro SA Sponsored ADR	8,371,295
38,400	Petroleo Brasileiro SA	318,410
30,400	PRIO SA	267,302
176,126	Sao Martinho SA	1,002,669
90,500	Ser Educacional SA *	114,693
53,920	SLC Agricola SA	213,246
52,500	Suzano SA	595,115
869,600	TIM SA	3,178,498
17,950	TIM SA ADR	331,895
22,100	Transmissora Alianca de Energia Eletrica SA	157,378
614,957	Ultrapar Participacoes SA	3,632,020
215,402	Vale SA	2,902,734
136,800	Vibra Energia SA	711,643

	Total Brazil	32,871,367

	Canada — 3.7%
8,800	Algoma Steel Group, Inc. (b)	71,326
75,100	Alimentation Couche-Tard, Inc. (a)	4,657,677
58,000	Anaergia, Inc. *	12,180
58,600	ARC Resources Ltd.	998,724
234,208	B2Gold Corp. (c)	562,099
152,100	B2Gold Corp. (c)	366,479
66,371	Bank of Nova Scotia (c)	3,217,002
52,200	Bank of Nova Scotia (c)	2,531,247
37,600	Birchcliff Energy Ltd.	149,608
18,711	Brookfield Asset Management Ltd. – Class A	762,473
5,100	Brookfield Corp. (a)	210,441
96,717	Brookfield Corp. – Class A (a)	3,991,511

See accompanying notes to the financial statements.	66

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Canada — continued
3,900	BRP, Inc.	257,423
53,323	Canadian Imperial Bank of Commerce (c)	2,523,244
46,400	Canadian Imperial Bank of Commerce (c)	2,195,636
65,320	Canadian Solar, Inc. * (b)	1,377,599
54,500	Canadian Tire Corp. Ltd. – Class A (b)	5,545,776
20,900	Canfor Corp. *	254,561
114,200	Celestica, Inc. * (c)	4,853,595
55,681	Celestica, Inc. * (c)	2,368,113
7,200	CGI, Inc. * (a) (c)	826,662
504	CGI, Inc. * (a) (c)	57,884
65,000	China Gold International Resources Corp. Ltd.	303,967
34,900	CI Financial Corp.	435,109
9,800	Cogeco, Inc.	414,703
97,600	Crescent Point Energy Corp.	712,480
29,600	Dundee Precious Metals, Inc.	200,220
9,000	Empire Co. Ltd. – Class A	228,059
30,100	Enerplus Corp. (c)	533,673
14,300	Enerplus Corp. (c)	253,410
1,900	EQB, Inc.	120,651
1,600	Fairfax Financial Holdings Ltd. (a)	1,707,802
29,200	Finning International, Inc.	765,528
117,600	First Quantum Minerals Ltd.	1,113,480
64,700	Great-West Lifeco, Inc. (a)	1,992,750
44,700	iA Financial Corp., Inc.	2,771,950
8,806	Imperial Oil Ltd. (c)	550,375
6,400	Imperial Oil Ltd. (b) (c)	400,463
14,900	Interfor Corp. *	222,762
17,212	International Petroleum Corp. *	180,773
575,400	Ivanhoe Mines Ltd. – Class A* (b)	6,117,984
110,972	Largo, Inc. * (b)	199,515
143,500	Li-Cycle Holdings Corp. *	51,660
3,500	Linamar Corp.	171,293
28,061	Logan Energy Corp. *	17,161
47,500	Magna International, Inc. (b)	2,617,286
461,800	Manulife Financial Corp. (a) (c)	10,960,158
205,440	Manulife Financial Corp. (a) (c)	4,877,146
4,100	National Bank of Canada	320,018
109,000	NexGen Energy Ltd. *	768,618
55,068	Nutrien Ltd. (c)	2,876,752
47,900	Nutrien Ltd. (c)	2,500,266
45,700	Onex Corp.	3,403,381
10,091	Open Text Corp. (a) (b)	388,403
138,600	Parex Resources, Inc.	2,236,555
116,200	Power Corp. of Canada	3,357,184
141,900	Quebecor, Inc. – Class B	3,318,650
724,783	Resolute Forest Products, Inc. * (d)	1,449,566
49,800	Russel Metals, Inc.	1,631,806
19,200	Sleep Country Canada Holdings, Inc.	405,320
31,200	Stella-Jones, Inc.	1,754,088
53,300	Sun Life Financial, Inc. (a) (c)	2,830,832
34,622	Sun Life Financial, Inc. (a) (c)	1,839,121
20,500	Teck Resources Ltd. – Class B (c)	787,735
20,200	Teck Resources Ltd. – Class B (c)	776,084

Shares	Description	Value ($)
	Canada — continued
57,400	Toronto-Dominion Bank (a) (c)	3,446,580
15,278	Toronto-Dominion Bank (a) (c)	916,680
85,000	Vermilion Energy, Inc. (b)	942,650
4,000	Wajax Corp.	100,475
80,300	West Fraser Timber Co. Ltd. (c)	6,462,341
13,038	West Fraser Timber Co. Ltd. (b) (c)	1,049,559
100,400	Whitecap Resources, Inc. (b)	696,878

	Total Canada	119,971,160

	Chile — 0.1%
547,744	Cencosud SA	983,344
4,529,779	Colbun SA	622,642
2,067,697	Enel Chile SA	124,183
38,297	Enel Chile SA ADR	114,891

	Total Chile	1,845,060

	China — 2.6%
282,000	361 Degrees International Ltd.	150,573
1,229,500	3SBio, Inc.	811,206
15,320,000	Agricultural Bank of China Ltd. – Class H	6,284,961
59,053	Alibaba Group Holding Ltd. Sponsored ADR (a) (b)	4,371,694
1,471,000	BAIC Motor Corp. Ltd. – Class H	439,249
8,639	Baidu, Inc. ADR * (a)	875,390
1,979,871	Bank of Communications Co. Ltd. – Class H	1,297,104
257,000	Beijing Enterprises Holdings Ltd.	966,787
5,752,000	China Cinda Asset Management Co. Ltd. – Class H	550,766
1,206,000	China Communications Services Corp. Ltd. – Class H	512,283
18,061,000	China Construction Bank Corp. – Class H	11,200,639
2,158,000	China Energy Engineering Corp. Ltd. – Class H	198,238
1,160,000	China Everbright Environment Group Ltd.	430,886
3,659,000	China Greenfresh Group Co. Ltd. * (e)	—
231,000	China High Speed Transmission Equipment Group Co. Ltd. *	42,699
1,150,000	China Lesso Group Holdings Ltd.	546,934
435,925	China Medical System Holdings Ltd.	716,606
581,000	China Overseas Grand Oceans Group Ltd.	148,705
647,500	China Overseas Land & Investment Ltd.	956,239
9,482,000	China Petroleum & Chemical Corp. – Class H	5,224,138
5,854,000	China Railway Group Ltd. – Class H	2,851,415
468,000	China Railway Signal & Communication Corp. Ltd. – Class H	169,278
1,039,000	China Reinsurance Group Corp. – Class H	61,562
1,263,500	China Resources Pharmaceutical Group Ltd.	854,552
604,000	China State Construction International Holdings Ltd.	673,045
4,237,600	China Zhongwang Holdings Ltd. * (b) (e)	—
2,825,158	CITIC Ltd.	2,842,029

67	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	China — continued
3,014,500	COSCO Shipping Holdings Co. Ltd. – Class H	3,245,231
1,745,000	CRRC Corp. Ltd. – Class H	898,417
1,972,000	CSPC Pharmaceutical Group Ltd.	1,535,892
1,862,313	Dongfeng Motor Group Co. Ltd. – Class H	796,619
559,000	Fufeng Group Ltd.	342,712
76,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. – Class H	198,001
665,400	Haier Smart Home Co. Ltd. – Class H	2,015,258
226,900	Henan Shenhuo Coal & Power Co. Ltd. – Class A	580,191
439,000	Industrial & Commercial Bank of China Ltd. – Class H	225,037
292,788	Kingboard Holdings Ltd.	574,294
205,000	Legend Holdings Corp. – Class H	170,884
4,540,000	Lenovo Group Ltd.	5,015,471
90,400	Livzon Pharmaceutical Group, Inc. – Class H	316,521
678,000	Lonking Holdings Ltd.	113,919
1,000,000	Metallurgical Corp. of China Ltd. – Class H	201,555
55,000	NetDragon Websoft Holdings Ltd.	79,019
6,266	NetEase, Inc. ADR (a)	676,227
3,878,000	PetroChina Co. Ltd. – Class H	3,041,560
4,004,000	PICC Property & Casualty Co. Ltd. – Class H	5,473,943
400,000	Poly Property Group Co. Ltd.	73,493
554,300	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	891,370
462,500	Sinopec Engineering Group Co. Ltd. – Class H	253,582
1,016,400	Sinopharm Group Co. Ltd. – Class H	2,844,328
554,000	Sinotruk Hong Kong Ltd.	1,465,608
1,052,000	Skyworth Group Ltd.	369,840
490,000	TCL Electronics Holdings Ltd.	179,092
123,732	Tencent Holdings Ltd.	4,334,408
138,000	Tianneng Power International Ltd. (b)	124,412
792,276	Vinda International Holdings Ltd. (b)	2,346,365
508,200	Western Mining Co. Ltd. – Class A	1,173,760
38,000	Yadea Group Holdings Ltd.	59,701

	Total China	82,793,688

	Colombia — 0.0%
16,740	Ecopetrol SA Sponsored ADR	195,858
3,972	Interconexion Electrica SA ESP	16,920

	Total Colombia	212,778

	Czech Republic — 0.0%
159,737	Moneta Money Bank AS	701,191
627	Philip Morris CR AS	415,148

	Total Czech Republic	1,116,339

	Denmark — 0.7%
1,657	AP Moller - Maersk AS – Class A	2,250,824
3,001	AP Moller - Maersk AS – Class B (a)	4,258,847

Shares	Description	Value ($)
	Denmark — continued
219,029	Danske Bank AS	6,443,867
4,893	Genmab AS *	1,359,374
110,722	H Lundbeck AS	536,049
5,433	Matas AS	93,169
16,650	Pandora AS	2,692,640
10,199	ROCKWOOL AS – B Shares	3,264,196
49,881	Vestas Wind Systems AS * (a)	1,390,085

	Total Denmark	22,289,051

	Egypt — 0.1%
50,854	Abou Kir Fertilizers & Chemical Industries	110,457
279,284	Commercial International Bank - Egypt (CIB)	661,263
668,180	Eastern Co. SAE	783,914
293,117	Misr Fertilizers Production Co. SAE	597,778

	Total Egypt	2,153,412

	Finland — 0.5%
29,229	Kemira OYJ	526,581
100,097	Neste OYJ	2,743,869
2,080,204	Nokia OYJ	7,332,911
223,937	Outokumpu OYJ	991,931
2,910	Sanoma OYJ	20,921
172,635	Stora Enso OYJ – R Shares	2,182,729
28,827	TietoEVRY OYJ (a)	672,905
38,020	Valmet OYJ	996,603

	Total Finland	15,468,450

	France — 3.4%
494	ALD SA	3,029
3,473	Amundi SA	228,840
32,968	APERAM SA	1,008,152
217,487	ArcelorMittal SA	5,673,232
15,521	Arkema SA	1,608,782
16,928	AXA SA (a)	602,669
108,353	BNP Paribas SA	6,503,346
764	Caisse Regionale de Credit Agricole Mutuel Nord de France	10,348
22,791	Carrefour SA	382,920
132,164	Cie de Saint-Gobain SA	10,188,601
29,177	Cie Generale des Etablissements Michelin SCA	1,079,737
105,312	Coface SA	1,511,917
70,998	Credit Agricole SA	962,936
31,920	Derichebourg SA (a)	145,118
10,213	Eramet SA	690,775
7,946	Eurazeo SE	672,235
15,829	Ipsen SA	1,738,865
3,735	IPSOS SA	260,575
4,096	LVMH Moet Hennessy Louis Vuitton SE (a)	3,738,563
2,242	Mersen SA	85,140
6,379	Metropole Television SA	86,905
237,933	Orange SA (a)	2,727,416

See accompanying notes to the financial statements.	68

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	France — continued
53,126	Publicis Groupe SA (a)	5,621,022
21,749	Quadient SA	458,625
131,970	Renault SA	5,510,212
87,637	Rexel SA	2,249,742
33,124	Rubis SCA (a)	871,143
26,989	Safran SA (a)	5,659,335
118,989	Sanofi SA	11,341,381
1,712	SEB SA	202,886
7,344	Societe BIC SA (a)	530,608
329,805	Societe Generale SA	8,009,522
136,191	STMicroelectronics NV - NY Shares	6,213,033
371	Synergie SE (a)	12,834
17,511	Technip Energies NV	380,816
97,970	Television Francaise 1 SA	897,276
259,626	TotalEnergies SE (c)	16,548,340
2,651	TotalEnergies SE (c)	169,118
25,562	Valeo SE	294,987
62,005	Veolia Environnement SA (a)	1,922,051
398,634	Vivendi SE	4,454,591

	Total France	111,257,623

	Germany — 1.1%
19,265	1&1 AG	356,285
369	Amadeus Fire AG (a)	43,473
23,850	Bayerische Motoren Werke AG	2,821,171
24,445	Beiersdorf AG (a)	3,503,969
25,635	Continental AG	2,056,316
39,060	Daimler Truck Holding AG (a)	1,595,773
8,440	Deutsche Pfandbriefbank AG (b)	35,160
47,042	Deutz AG	292,700
561	Draegerwerk AG & Co. KGaA	25,037
88,631	Fresenius SE & Co. KGaA (a)	2,482,125
9,842	Heidelberg Materials AG	955,647
11,712	Henkel AG & Co. KGaA (a)	790,170
682	Hornbach Holding AG & Co. KGaA	50,873
3,497	Infineon Technologies AG	125,562
55,314	Kloeckner & Co. SE	388,043
114,025	Mercedes-Benz Group AG (a)	9,086,058
119,838	ProSiebenSat.1 Media SE	786,324
3,215	RTL Group SA	118,705
7,602	SAF-Holland SE	144,161
8,614	Salzgitter AG	221,034
14,993	SAP SE (a)	2,809,587
5,102	Siemens AG (Registered) (a)	1,010,037
45,987	Talanx AG	3,282,588
2,102	Traton SE	55,679
4,370	Volkswagen AG	687,763
4,154	Wacker Neuson SE	74,789
1,076	Wuestenrot & Wuerttembergische AG	15,620

	Total Germany	33,814,649

Shares	Description	Value ($)
	Greece — 0.1%
95,421	Eurobank Ergasias Services & Holdings SA – Class A*	197,353
43,282	JUMBO SA	1,265,356
33,116	Mytilineos SA	1,289,628
11,255	National Bank of Greece SA *	88,374
3,708	OPAP SA	67,594

	Total Greece	2,908,305

	Hong Kong — 0.8%
309,900	ASMPT Ltd.	3,800,778
83,000	Bank of East Asia Ltd.	103,665
125,000	BOC Hong Kong Holdings Ltd.	328,401
65,000	Chow Sang Sang Holdings International Ltd.	79,791
833,000	CITIC Telecom International Holdings Ltd.	317,020
377,500	CK Asset Holdings Ltd.	1,736,507
513,500	CK Hutchison Holdings Ltd.	2,593,730
131,200	Dah Sing Banking Group Ltd.	82,933
57,200	Dah Sing Financial Holdings Ltd.	119,451
500,000	E-Commodities Holdings Ltd.	107,038
284,000	First Pacific Co. Ltd.	114,415
381,025	Galaxy Entertainment Group Ltd.	2,074,592
254,000	Giordano International Ltd.	65,532
145,000	Health & Happiness H&H International Holdings Ltd.	216,593
92,000	HKT Trust & HKT Ltd. – Class SS	112,171
701,000	IGG, Inc. *	327,111
175,500	Johnson Electric Holdings Ltd.	238,709
154,000	K Wah International Holdings Ltd.	40,856
40,500	Kerry Logistics Network Ltd.	45,455
132,500	Kerry Properties Ltd.	217,731
65,000	Luk Fook Holdings International Ltd.	173,802
190,500	Orient Overseas International Ltd.	2,949,956
443,000	Pacific Basin Shipping Ltd.	129,093
518,000	Pacific Textiles Holdings Ltd.	82,078
49,000	PAX Global Technology Ltd.	37,919
354,000	Shun Tak Holdings Ltd. *	37,501
84,000	SITC International Holdings Co. Ltd.	138,315
108,500	SmarTone Telecommunications Holdings Ltd.	56,099
286,500	Sun Hung Kai Properties Ltd. (a)	2,882,841
276,000	Swire Pacific Ltd. – Class A	2,286,365
43,800	Swire Properties Ltd.	90,095
119,000	Texhong International Group Ltd. *	57,990
5,022,000	United Energy Group Ltd. (b)	307,254
568,000	VSTECS Holdings Ltd.	296,724
78,500	VTech Holdings Ltd.	453,460
5,097,000	WH Group Ltd.	3,063,071
114,000	Xinyi Glass Holdings Ltd.	115,878
222,000	Yue Yuen Industrial Holdings Ltd.	231,400

	Total Hong Kong	26,112,320

	Hungary — 0.3%
42,386	Magyar Telekom Telecommunications PLC	96,224

69	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Hungary — continued
224,975	MOL Hungarian Oil & Gas PLC	1,789,395
157,282	OTP Bank Nyrt	7,547,345
62,140	Richter Gedeon Nyrt	1,653,374

	Total Hungary	11,086,338

	India — 3.0%
64,791	Arvind Ltd.	219,503
8,501	Ashoka Buildcon Ltd. *	19,168
164,518	Aurobindo Pharma Ltd.	2,035,782
2,903	Avanti Feeds Ltd.	17,812
3,043	Bajaj Auto Ltd.	290,652
372,591	Bharat Petroleum Corp. Ltd.	2,723,676
197,278	Brightcom Group Ltd. *	40,819
29,979	Castrol India Ltd.	75,413
9,298	CESC Ltd.	14,254
74,174	Chambal Fertilisers & Chemicals Ltd.	317,305
44,023	Chennai Petroleum Corp. Ltd.	470,975
1,005	Cholamandalam Financial Holdings Ltd.	12,891
10,256	Cipla Ltd.	182,477
7,196	Colgate-Palmolive India Ltd.	219,280
22,733	Coromandel International Ltd.	293,588
22,656	Dhampur Bio Organics Ltd.	37,283
57,586	Dr Reddy’s Laboratories Ltd. ADR	4,421,453
24,993	Dr Reddy’s Laboratories Ltd.	1,933,355
2,056	EID Parry India Ltd.	15,567
81,416	Exide Industries Ltd.	313,984
2,174,768	GAIL India Ltd.	4,789,314
39,532	GHCL Ltd.	244,492
41,900	Glenmark Pharmaceuticals Ltd.	468,016
15,017	Godawari Power & Ispat Ltd.	134,761
42,245	Great Eastern Shipping Co. Ltd.	509,549
47,249	Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	365,108
18,500	Gujarat Pipavav Port Ltd.	47,493
317,870	Gujarat State Fertilizers & Chemicals Ltd.	837,452
5,975	Gujarat State Petronet Ltd.	26,785
149,802	HCL Technologies Ltd.	3,018,566
17,820	Hero MotoCorp Ltd.	946,601
471,723	Hindalco Industries Ltd.	2,876,486
378,592	Hindustan Petroleum Corp. Ltd.	2,353,038
3,976	ICICI Securities Ltd.	39,160
3,147	IIFL Finance Ltd.	22,459
770,652	Indiabulls Housing Finance Ltd.	1,769,202
2,604,433	Indian Oil Corp. Ltd.	5,240,780
80,200	Infosys Ltd. Sponsored ADR (b)	1,600,792
2,252,707	ITC Ltd.	11,041,139
92,083	JM Financial Ltd.	107,874
128,884	Karnataka Bank Ltd.	354,047
4,271	Kaveri Seed Co. Ltd.	34,160
4,709	KNR Constructions Ltd.	15,265
4,642	KRBL Ltd.	17,974
41,306	LIC Housing Finance Ltd.	323,341
7,209	LT Foods Ltd.	15,617
21,090	Mahanagar Gas Ltd.	377,058

Shares	Description	Value ($)
	India — continued
244	Maharashtra Scooters Ltd.	22,102
743,698	Manappuram Finance Ltd.	1,590,120
2,153	Motilal Oswal Financial Services Ltd.	41,829
27,742	Muthoot Finance Ltd.	433,077
56,623	NCC Ltd.	168,674
4,282	Nippon Life India Asset Management Ltd.	26,609
694,299	NMDC Ltd.	1,888,821
5,531,132	Oil & Natural Gas Corp. Ltd.	17,663,160
249,237	Petronet LNG Ltd.	821,367
1,215,872	Power Finance Corp. Ltd.	5,879,094
968,366	Power Grid Corp. of India Ltd.	3,318,926
61,176	PTC India Ltd.	149,154
33,478	Rashtriya Chemicals & Fertilizers Ltd.	57,198
1,010,142	REC Ltd.	5,400,222
61,528	Redington Ltd.	154,900
7,200	Reliance Industries Ltd.	254,199
31,921	RITES Ltd.	307,396
448	Sanofi India Ltd.	46,464
30,754	Shipping Corp. of India Ltd.	88,536
13,607	Shriram Finance Ltd.	399,602
101,350	Sun TV Network Ltd.	757,450
20,269	Tata Consultancy Services Ltd.	1,004,263
5,170	Triveni Engineering & Industries Ltd.	20,573
28,414	Ujjivan Small Finance Bank Ltd.	18,309
2,497	UTI Asset Management Co. Ltd.	26,968
55,698	Vardhman Textiles Ltd.	286,710
24,916	Welspun Corp. Ltd.	154,255
12,540	West Coast Paper Mills Ltd.	94,047
122,967	Wipro Ltd.	770,720
13,120	Zensar Technologies Ltd.	86,793
191,304	Zydus Lifesciences Ltd.	2,180,985

	Total India	95,344,289

	Indonesia — 0.6%
3,782,100	AKR Corporindo Tbk. PT	409,269
2,741,800	Aneka Tambang Tbk. PT	254,646
101,000	Astra International Tbk. PT	33,623
9,696,600	Bank Central Asia Tbk. PT	6,101,740
5,865,484	Bank Mandiri Persero Tbk. PT	2,619,956
6,352,600	Bank Negara Indonesia Persero Tbk. PT	2,427,863
3,007,300	Bank Pembangunan Daerah Jawa Timur Tbk. PT	115,679
12,079,800	Bank Rakyat Indonesia Persero Tbk. PT	4,707,301
60,000	Indah Kiat Pulp & Paper Tbk. PT	33,347
1,422,700	Indofood Sukses Makmur Tbk. PT	600,036
7,260,800	Kalbe Farma Tbk. PT	687,374
566,500	Medco Energi Internasional Tbk. PT	47,106
5,089,000	Media Nusantara Citra Tbk. PT	105,673
15,106,900	Panin Financial Tbk. PT *	250,130

	Total Indonesia	18,393,743

	Ireland — 0.2%
49,187	AIB Group PLC	228,354

See accompanying notes to the financial statements.	70

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Ireland — continued
195,834	Bank of Ireland Group PLC	1,710,214
4,137	Kingspan Group PLC	374,104
38,104	Origin Enterprises PLC	130,431
24,839	Permanent TSB Group Holdings PLC *	42,111
37,668	Ryanair Holdings PLC Sponsored ADR (a)	5,207,601

	Total Ireland	7,692,815

	Israel — 0.3%
4,583	Check Point Software Technologies Ltd. * (b)	735,205
53,255	Israel Discount Bank Ltd. – Class A	277,853
796,938	Oil Refineries Ltd.	328,149
476,117	Teva Pharmaceutical Industries Ltd. Sponsored ADR*	6,260,938
55,169	Teva Pharmaceutical Industries Ltd. *	725,088

	Total Israel	8,327,233

	Italy — 1.8%
91,194	Anima Holding SpA	410,763
18,496	Arnoldo Mondadori Editore SpA	42,777
50,895	Banca IFIS SpA	925,293
776,466	Banco BPM SpA	4,520,444
426,870	BPER Banca	1,713,815
4,634	Buzzi SpA	156,584
60,809	Credito Emiliano SpA	581,683
597,950	Eni SpA	9,207,491
18,080	Esprinet SpA	100,260
30,895	Hera SpA (a)	106,785
124,092	Intesa Sanpaolo SpA	395,159
361,079	Leonardo SpA	7,719,922
44,057	MFE-MediaForEurope NV – Class A	100,511
23,898	MFE-MediaForEurope NV – Class B (b)	75,452
33,536	OVS SpA	79,891
43,430	Pirelli & C SpA	256,235
40,486	Poste Italiane SpA	474,874
647,426	Stellantis NV (a)	16,936,401
9,212,035	Telecom Italia SpA *	2,769,571
40,856	Tenaris SA ADR	1,438,131
26,398	Tenaris SA	468,867
99,533	UniCredit SpA	3,333,819
4,871	Unieuro SpA (b)	47,799
671,781	Unipol Gruppo SpA	5,403,113

	Total Italy	57,265,640

	Japan — 14.5%
13,100	Aichi Corp.	95,045
135,500	Amano Corp.	3,319,566
5,900	AOKI Holdings, Inc.	44,062
3,300	Artience Co. Ltd.	62,663
9,100	Bando Chemical Industries Ltd.	103,960
8,000	Bell System24 Holdings, Inc. (a)	90,783
75,200	Bridgestone Corp.	3,229,277
89,900	Brother Industries Ltd.	1,508,361

Shares	Description	Value ($)
	Japan — continued
5,600	Canon Electronics, Inc.	84,384
16,400	Canon Marketing Japan, Inc.	488,449
51,700	Canon, Inc. (a)	1,511,957
6,300	Central Glass Co. Ltd.	120,576
4,000	Chiyoda Integre Co. Ltd.	69,905
56,300	Chubu Electric Power Co., Inc. (a)	700,724
380,100	Credit Saison Co. Ltd.	7,394,138
3,900	Dai Nippon Printing Co. Ltd. (a)	113,915
12,900	Dai Nippon Toryo Co. Ltd.	99,152
73,300	Daicel Corp.	693,262
8,000	Dai-Dan Co. Ltd.	99,245
82,500	Daido Steel Co. Ltd.	976,470
12,300	Daiichi Jitsugyo Co. Ltd.	163,313
96,000	Daiwa House Industry Co. Ltd.	2,771,947
328,100	Daiwabo Holdings Co. Ltd.	5,752,337
400,300	Denka Co. Ltd.	6,565,914
9,000	Ebara Corp.	760,609
322,200	ENEOS Holdings, Inc.	1,390,160
150,300	EXEO Group, Inc.	3,159,773
2,400	FJ Next Holdings Co. Ltd.	19,069
352,600	Fuji Corp.	6,073,428
110,200	FUJIFILM Holdings Corp.	7,019,375
609,400	Fujikura Ltd.	7,457,230
1,800	Fujitsu Ltd. (a)	281,291
2,500	Fuyo General Lease Co. Ltd.	228,577
3,400	G-7 Holdings, Inc.	31,623
458,800	H.U. Group Holdings, Inc.	7,858,236
11,800	Hanwa Co. Ltd.	448,951
30,000	Haseko Corp.	371,178
23,800	Hazama Ando Corp.	196,397
134,100	Hogy Medical Co. Ltd.	3,234,229
565,200	Honda Motor Co. Ltd.	6,716,023
173,421	Honda Motor Co. Ltd. Sponsored ADR	6,172,053
16,000	Horiba Ltd.	1,564,060
11,100	Hosiden Corp.	144,195
188,400	Idemitsu Kosan Co. Ltd.	1,191,354
27,400	Inabata & Co. Ltd.	584,996
837,100	Inpex Corp.	11,157,463
591,200	Isuzu Motors Ltd.	8,435,790
313,800	ITOCHU Corp.	13,631,763
11,700	Itochu Enex Co. Ltd.	119,474
1,300	Itochu-Shokuhin Co. Ltd.	65,651
17,600	Itoki Corp. (a)	193,260
3,600	Jaccs Co. Ltd.	131,475
36,200	Japan Petroleum Exploration Co. Ltd. (b)	1,470,094
287,100	Japan Tobacco, Inc. (a)	7,457,854
317,632	JSR Corp.	8,534,023
19,800	Kaga Electronics Co. Ltd.	879,956
78,700	Kajima Corp.	1,461,104
8,800	Kamei Corp.	111,418
37,100	Kandenko Co. Ltd.	423,462
575,000	Kanematsu Corp.	9,174,879
27,900	Kansai Electric Power Co., Inc. (a)	356,810
74,200	Kawasaki Kisen Kaisha Ltd. (a)	3,541,641

71	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Japan — continued
43,000	KDDI Corp. (a)	1,299,966
390,300	Kirin Holdings Co. Ltd.	5,426,004
18,100	Kitz Corp.	152,102
10,300	Kokuyo Co. Ltd. (a)	162,927
102,000	Komatsu Ltd. (a)	2,960,864
8,245	Komeri Co. Ltd.	191,970
67,000	Konoike Transport Co. Ltd.	831,309
400	Krosaki Harima Corp.	38,828
3,800	Kurita Water Industries Ltd.	154,869
86,700	Kyudenko Corp.	3,372,666
9,600	Life Corp.	246,898
995,300	Macromill, Inc.	5,058,032
85,100	Marubeni Corp. (a)	1,410,277
218,000	Maruichi Steel Tube Ltd.	5,706,650
5,400	Maruzen Showa Unyu Co. Ltd.	160,524
364,800	Maxell Ltd.	3,792,546
261,600	Mazda Motor Corp.	3,037,832
2,200	MCJ Co. Ltd.	20,036
1,600	Melco Holdings, Inc.	34,881
58,400	Mirarth Holdings, Inc.	190,331
125,000	Mitsubishi Corp. (a)	2,681,192
686,500	Mitsubishi Electric Corp.	10,934,559
15,400	Mitsubishi Gas Chemical Co., Inc.	251,008
25,700	Mitsubishi HC Capital, Inc. (a)	177,582
3,500	Mitsubishi Research Institute, Inc. (a)	117,851
976,800	Mitsubishi UFJ Financial Group, Inc.	10,034,475
140,100	Mitsui & Co. Ltd. (a)	6,153,548
242,600	Mitsui OSK Lines Ltd. (a)	8,308,072
9,900	Mitsui-Soko Holdings Co. Ltd.	311,264
22,700	Mizuho Financial Group, Inc.	424,083
7,000	Mizuho Leasing Co. Ltd.	257,265
7,200	Modec, Inc.	146,754
234,500	Morinaga & Co. Ltd.	4,203,753
67,900	MS&AD Insurance Group Holdings, Inc. (a)	3,393,114
149,600	NEC Corp. (a)	10,097,581
220,900	NH Foods Ltd.	7,720,619
25,000	Nichias Corp.	657,205
6,600	Nichiha Corp.	153,206
8,400	Nichireki Co. Ltd.	134,320
7,000	Nippn Corp.	111,070
2,400	Nippon Soda Co. Ltd.	98,421
49,800	Nippon Television Holdings, Inc.	705,234
433,600	Nippon Yusen KK (a)	13,808,620
87,400	Nissan Motor Co. Ltd.	344,327
4,600	Nisshin Oillio Group Ltd.	160,070
3,800	Nissin Corp.	71,960
4,200	Nittetsu Mining Co. Ltd.	140,499
300	Nitto Denko Corp.	27,583
41,000	Nojima Corp.	461,202
3,100	Noritake Co. Ltd.	173,078
15,900	Okamura Corp. (a)	232,305
119,600	Ono Pharmaceutical Co. Ltd.	1,980,529
3,300	Organo Corp.	169,608

Shares	Description	Value ($)
	Japan — continued
145,200	ORIX Corp. (a)	3,050,730
1,100	Otsuka Corp. (a)	48,369
72,900	Otsuka Holdings Co. Ltd.	2,958,027
449,100	Pacific Industrial Co. Ltd.	4,536,004
42,400	PAL GROUP Holdings Co. Ltd. (b)	644,717
559,100	Panasonic Holdings Corp.	5,285,525
876,800	Penta-Ocean Construction Co. Ltd.	4,542,564
8,000	Proto Corp.	71,138
2,600	Recruit Holdings Co. Ltd. (a)	104,873
122,100	Renesas Electronics Corp.	2,017,468
382,400	Rohm Co. Ltd.	6,514,834
39,200	San-A Co. Ltd. (b)	1,205,248
9,900	San-Ai Obbli Co. Ltd.	129,890
167,800	Sankyu, Inc.	5,933,465
69,200	Sanwa Holdings Corp.	1,228,284
40,600	Seiko Epson Corp.	657,216
33,500	Sekisui Chemical Co. Ltd.	472,332
388,700	Sekisui House Ltd.	8,658,555
5,000	Sekisui Jushi Corp.	85,579
56,400	Shimamura Co. Ltd.	3,002,881
9,100	Shin-Etsu Polymer Co. Ltd.	96,234
183,857	Shinko Electric Industries Co. Ltd.	6,675,123
5,600	Shinnihon Corp.	47,506
105,100	Shionogi & Co. Ltd.	5,232,600
2,000	Sinanen Holdings Co. Ltd.	56,905
9,300	Sinko Industries Ltd.	208,169
34,400	SKY Perfect JSAT Holdings, Inc.	204,205
208,120	Sojitz Corp.	5,285,496
8,100	Sompo Holdings, Inc.	474,869
371,400	Stanley Electric Co. Ltd.	6,367,042
2,800	Starts Corp., Inc.	56,620
232,600	Subaru Corp.	5,262,759
504,600	SUMCO Corp.	7,919,112
272,900	Sumitomo Corp.	6,406,578
235,600	Sumitomo Forestry Co. Ltd.	6,724,072
8,700	Sumitomo Heavy Industries Ltd.	259,269
140,800	Sumitomo Mitsui Financial Group, Inc.	7,844,603
312,700	Sumitomo Mitsui Trust Holdings, Inc.	6,336,312
1,500	Sumitomo Seika Chemicals Co. Ltd.	49,607
469,100	T&D Holdings, Inc.	8,164,413
4,600	Takasago Thermal Engineering Co. Ltd.	134,124
10,000	Tamron Co. Ltd.	434,524
52,200	TDK Corp.	2,721,544
357,100	THK Co. Ltd.	7,869,843
558,600	Tokai Carbon Co. Ltd.	3,685,060
1,500	Token Corp.	95,217
1,063,900	Tokyo Electric Power Co. Holdings, Inc. * (a)	5,755,483
225,900	Tokyo Gas Co. Ltd. (a)	4,944,539
7,700	TOPPAN Holdings, Inc. (a)	183,518
409,100	Tosei Corp.	5,586,862
127,100	Tosoh Corp.	1,731,952
6,200	Towa Pharmaceutical Co. Ltd.	115,373
8,600	Toyo Construction Co. Ltd. (b)	81,991

See accompanying notes to the financial statements.	72

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Japan — continued
41,600	Toyota Industries Corp.	4,145,146
104,400	Toyota Tsusho Corp.	6,763,394
8,400	Unipres Corp.	61,503
5,600	Wacoal Holdings Corp.	136,399
4,100	Warabeya Nichiyo Holdings Co. Ltd. (b)	74,879
23,800	YAMABIKO Corp.	293,831
113,000	Yamaha Corp.	2,471,191
1,167,700	Yamaha Motor Co. Ltd.	10,468,817
4,700	Yamato Kogyo Co. Ltd.	262,313
23,300	Yamazen Corp.	197,445
7,900	Yellow Hat Ltd.	103,133
237,100	Yokogawa Bridge Holdings Corp.	4,515,113
7,200	Yuasa Trading Co. Ltd.	241,417
121,100	Zenkoku Hosho Co. Ltd.	4,444,647

	Total Japan	469,338,249

	Jersey — 0.1%
484,598	Arcadium Lithium PLC * (b)	2,660,443

	Kuwait — 0.0%
11,326	Humansoft Holding Co. KSC	123,992

	Malaysia — 0.1%
144,700	AMMB Holdings Bhd	132,456
994,200	CIMB Group Holdings Bhd	1,353,880
988,500	Dialog Group Bhd	437,435
67,740	Hibiscus Petroleum Bhd	36,093
208,300	IOI Corp. Bhd	174,656
73,500	Kossan Rubber Industries Bhd	29,116
294,000	KPJ Healthcare Bhd	102,180
195,400	Malayan Banking Bhd	392,580
225,000	MISC Bhd	360,723
215,800	Petronas Chemicals Group Bhd	318,516
88,300	PPB Group Bhd	290,323

	Total Malaysia	3,627,958

	Mexico — 0.9%
237,015	Arca Continental SAB de CV	2,555,063
187,902	Banco del Bajio SA	695,527
13,000	Bolsa Mexicana de Valores SAB de CV	28,144
12,596	Coca-Cola Femsa SAB de CV Sponsored ADR	1,222,442
1,136,700	Credito Real SAB de CV SOFOM ER * (e)	—
88,900	El Puerto de Liverpool SAB de CV – Class C1	651,354
446,859	Fomento Economico Mexicano SAB de CV	5,563,895
5,554	Fomento Economico Mexicano SAB de CV Sponsored ADR	690,029
10,200	Gentera SAB de CV	15,332
51,060	Grupo Aeroportuario del Centro Norte SAB de CV	442,529
19,397	Grupo Aeroportuario del Sureste SAB de CV – Class B	569,030

Shares	Description	Value ($)
	Mexico — continued
756,812	Grupo Financiero Banorte SAB de CV – Class O	7,828,209
1,442,910	Grupo Mexico SAB de CV – Series B	7,035,819
16,100	Kimberly-Clark de Mexico SAB de CV – Class A	35,791
13,151	Qualitas Controladora SAB de CV	147,758
37,900	Regional SAB de CV	353,556
196,849	Unifin Financiera SAB de CV * (e)	—
322,672	Wal-Mart de Mexico SAB de CV	1,288,852

	Total Mexico	29,123,330

	Netherlands — 2.1%
28,673	ABN AMRO Bank NV GDR	461,609
382,347	Aegon Ltd.	2,297,985
67,227	AerCap Holdings NV *	5,188,580
39,714	ASR Nederland NV	1,832,990
9,661	Brunel International NV (a)	107,226
133,973	EXOR NV (a)	14,471,240
16,510	HEMA Bondco I B.V. * (d)	178
768,269	ING Groep NV	10,572,795
6,066	JDE Peet’s NV	138,521
389,997	Koninklijke Ahold Delhaize NV (a)	11,614,833
95,729	Koninklijke KPN NV (a)	349,934
424,548	Koninklijke Philips NV (a)	8,553,474
72,521	NN Group NV	3,236,444
17,226	Prosus NV	503,137
106,475	Randstad NV (a)	5,872,526
93,209	Signify NV	2,504,838
2,719	Van Lanschot Kempen NV	92,612
7,088	Wolters Kluwer NV (a)	1,119,335

	Total Netherlands	68,918,257

	New Zealand — 0.0%
246,814	Meridian Energy Ltd. (a)	898,725

	Norway — 0.7%
23,228	Aker BP ASA	563,828
78,439	Austevoll Seafood ASA	595,362
83,891	BW LPG Ltd.	966,052
42,506	DNB Bank ASA	851,128
310,341	DNO ASA	263,564
319,969	Elkem ASA	635,665
550,306	Equinor ASA	13,558,864
99,214	Europris ASA	684,215
228,997	Hafnia Ltd.	1,685,199
96,457	Hoegh Autoliners ASA	941,356
56,862	Odfjell Drilling Ltd.	239,545
27,759	Orkla ASA	198,999
15,675	Stolt-Nielsen Ltd.	587,764
13,006	TGS ASA	128,104
109,148	Wallenius Wilhelmsen ASA	1,047,091

	Total Norway	22,946,736

73	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Pakistan — 0.1%
152,384	Attock Refinery Ltd.	186,873
245,117	Engro Fertilizers Ltd.	129,110
176,500	Fauji Fertilizer Bin Qasim Ltd. *	16,897
108,932	Fauji Fertilizer Co. Ltd.	46,549
104,355	Habib Bank Ltd.	43,280
121,637	Hub Power Co. Ltd.	49,779
10,569	Lucky Cement Ltd.	28,369
4,628	Mari Petroleum Co. Ltd.	38,892
35,828	Nishat Mills Ltd.	8,878
1,184,416	Oil & Gas Development Co. Ltd.	530,966
28,096	Pakistan Oilfields Ltd.	42,971
1,237,674	Pakistan Petroleum Ltd.	505,268
299,312	SUI Northern Gas Pipeline	73,215
78,171	United Bank Ltd.	53,798

	Total Pakistan	1,754,845

	Philippines — 0.0%
19,470	Manila Electric Co.	135,178
3,393,024	Megaworld Corp.	116,583

	Total Philippines	251,761

	Poland — 0.6%
15,769	Asseco Poland SA	296,132
74,395	Bank Polska Kasa Opieki SA	3,226,763
4,840	Budimex SA	884,705
116,414	Cyfrowy Polsat SA *	341,884
76	Grupa Kety SA	13,422
136,038	Orange Polska SA	278,423
604,677	ORLEN SA	9,392,643
172,781	Powszechny Zaklad Ubezpieczen SA	2,126,109
7,258	Santander Bank Polska SA	1,000,935
9,379	XTB SA	113,312

	Total Poland	17,674,328

	Portugal — 0.2%
35,155	EDP - Energias de Portugal SA	140,002
329,741	Galp Energia SGPS SA	5,188,697
152,165	Navigator Co. SA	618,861
23,211	REN - Redes Energeticas Nacionais SGPS SA	54,982
804,092	Sonae SGPS SA	739,860

	Total Portugal	6,742,402

	Qatar — 0.0%
167,402	Industries Qatar QSC	593,622
212,279	Ooredoo QPSC	663,216

	Total Qatar	1,256,838

	Russia — 0.0%
10,221,010	Alrosa PJSC (e) (f)	79,735
376,870,000	Federal Grid Co.-Rosseti PJSC * (e)	4,939
214,678	Fix Price Group PLC GDR (e)	5,070

Shares	Description	Value ($)
	Russia — continued
415,363	Gazprom Neft PJSC (e)	36,395
4,924,596	Gazprom PJSC * (e)	86,974
18,204,300	Inter RAO UES PJSC (e)	8,062
88,304	LSR Group PJSC (e)	9,491
4	LSR Group PJSC GDR* (e)	—
192,855	LUKOIL PJSC (e)	155,907
5,760,219	Magnitogorsk Iron & Steel Works PJSC * (e) (f)	34,429
71,800	Mechel PJSC * (e) (f)	2,159
12,797	MMC Norilsk Nickel PJSC (e)	20,436
8	MMC Norilsk Nickel PJSC ADR * (e)	1
23,942	Mobile TeleSystems PJSC (e)	761
1,472,470	Moscow Exchange MICEX-Rates PJSC (e)	32,082
7,545,000	Mosenergo PJSC (e)	2,812
191,960	Novatek PJSC (e)	28,301
3,493,400	Novolipetsk Steel PJSC * (e)	76,053
6,115	PhosAgro PJSC (e)	4,503
118	PhosAgro PJSC GDR * (e) (f)	29
25,552	Polyus PJSC * (e) (f)	30,766
1	Polyus PJSC GDR (Registered) * (e) (f)	1
1,493	Ros Agro PLC GDR* (e)	231
49,974,140	RusHydro PJSC (e)	4,123
8,073,970	Sberbank of Russia PJSC (e) (f)	258,544
7,395	Severstal PAO * (e) (f)	1,336
261,549	Severstal PAO GDR (Registered) * (e) (f)	47,441
29,090	SFI PJSC (e)	4,910
27,770,670	Surgutneftegas PJSC (e)	89,230
986,916	Tatneft PJSC (e)	77,767
725,480	Unipro PJSC * (e)	172
55,470	United Co. Rusal International PJSC * (e)	210
752,312,000	VTB Bank PJSC * (e) (f)	1,924

	Total Russia	1,104,794

	Saudi Arabia — 0.1%
72,398	Almarai Co. JSC	1,136,638
188,119	National Industrialization Co. *	661,123
276,319	Rabigh Refining & Petrochemical Co. *	609,327
126,505	Saudi Arabian Oil Co.	1,069,583
1,260	Saudi Basic Industries Corp.	26,471
35,759	Saudi National Bank	404,120
61,597	Saudi Telecom Co.	697,253

	Total Saudi Arabia	4,604,515

	Singapore — 0.5%
72,800	Asian Pay Television Trust	4,653
102,600	Bumitama Agri Ltd.	48,873
937,600	ComfortDelGro Corp. Ltd.	942,008
28,324	DBS Group Holdings Ltd.	702,301
122,400	First Real Estate Investment Trust – (REIT)	22,695
331,900	First Resources Ltd.	350,782
2,421,600	Golden Agri-Resources Ltd.	476,828
116,300	Japfa Ltd.	18,150
474,600	Keppel Ltd.	2,559,305

See accompanying notes to the financial statements.	74

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Singapore — continued
354,700	Oversea-Chinese Banking Corp. Ltd.	3,426,016
182,200	Sasseur Real Estate Investment Trust – (REIT)	92,106
900	Sembcorp Industries Ltd.	3,418
76,000	Sheng Siong Group Ltd.	87,613
37,800	Silverlake Axis Ltd.	6,466
230,000	StarHub Ltd.	194,970
36,000	United Overseas Bank Ltd.	749,110
23,300	UOL Group Ltd.	102,075
40,000	Venture Corp. Ltd.	416,894
315,300	Yangzijiang Financial Holding Ltd.	80,989
4,214,577	Yangzijiang Shipbuilding Holdings Ltd.	5,491,965
434,500	Yanlord Land Group Ltd. *	152,053

	Total Singapore	15,929,270

	South Africa — 1.1%
219,756	Absa Group Ltd.	1,876,007
41,916	AECI Ltd.	212,437
58,543	African Rainbow Minerals Ltd.	514,985
137,901	Anglo American Platinum Ltd.	5,304,867
11,186	Aspen Pharmacare Holdings Ltd.	114,278
1,821	Astral Foods Ltd. *	13,909
126,795	AVI Ltd.	591,741
38,824	Barloworld Ltd.	136,170
166,149	Bidvest Group Ltd.	2,027,643
48,700	Clicks Group Ltd.	760,438
41,333	Coronation Fund Managers Ltd.	67,311
4,800	DRDGOLD Ltd. Sponsored ADR	32,400
1,861,366	FirstRand Ltd.	6,297,175
134,165	Foschini Group Ltd.	732,723
1,181,025	Impala Platinum Holdings Ltd.	4,007,899
56,609	Investec Ltd.	356,378
76,817	Kumba Iron Ore Ltd.	2,150,799
31,465	Momentum Metropolitan Holdings	34,185
79,452	Motus Holdings Ltd.	383,858
175,462	Mr Price Group Ltd.	1,556,006
134,840	Nedbank Group Ltd.	1,542,610
156,131	Ninety One Ltd.	318,439
26,901	Omnia Holdings Ltd.	87,606
43,682	Reunert Ltd.	148,471
120,430	Sanlam Ltd.	461,699
3,420	Santam Ltd.	53,972
401,164	Sappi Ltd.	964,745
58,863	Shoprite Holdings Ltd.	793,027
1,041,334	Sibanye Stillwater Ltd.	1,073,293
162,200	Sibanye Stillwater Ltd. ADR	668,264
4,013	SPAR Group Ltd. *	20,412
37,316	Standard Bank Group Ltd.	393,012
61,653	Tiger Brands Ltd.	640,239
508,446	Truworths International Ltd.	1,907,244
21,065	Vodacom Group Ltd.	103,433
94,448	Woolworths Holdings Ltd.	315,924

	Total South Africa	36,663,599

Shares	Description	Value ($)
	South Korea — 2.5%
21,066	ABOV Semiconductor Co. Ltd.	271,238
128,884	BNK Financial Group, Inc.	726,718
20,292	Cheil Worldwide, Inc.	281,906
35,333	Coway Co. Ltd.	1,438,133
20,847	Daou Data Corp.	216,010
4,151	DB Insurance Co. Ltd. *	308,023
196,382	Dongwon Development Co. Ltd.	442,864
6,746	F&F Co. Ltd.	366,785
55,133	GS Holdings Corp.	1,990,122
51,340	Hana Financial Group, Inc.	2,184,409
11,389	Handsome Co. Ltd.	163,400
38,238	Hankook Tire & Technology Co. Ltd.	1,557,827
29,634	HDC Hyundai Development Co-Engineering & Construction	442,522
14,213	Hotel Shilla Co. Ltd.	641,485
11,984	Hyundai Glovis Co. Ltd. *	1,715,686
2,982	Hyundai Home Shopping Network Corp.	104,913
2,459	Hyundai Marine & Fire Insurance Co. Ltd. *	58,160
9,753	Hyundai Mipo Dockyard Co. Ltd.	460,697
31,129	Hyundai Mobis Co. Ltd.	5,677,857
9,466	Hyundai Motor Co.	1,782,139
6,980	INTOPS Co. Ltd.	152,305
77,237	JB Financial Group Co. Ltd.	763,373
11,138	JYP Entertainment Corp. *	616,454
20,520	KB Financial Group, Inc. ADR	971,622
1,036	KCC Glass Corp.	31,948
166,722	Kia Corp. *	15,613,168
129,547	KT&G Corp.	9,048,172
23,897	LG Corp.	1,682,086
126,332	LG Electronics, Inc.	9,031,187
21,475	LOTTE Fine Chemical Co. Ltd.	766,725
58,796	Mirae Asset Securities Co. Ltd. *	398,998
2,147	NH Investment & Securities Co. Ltd. *	18,957
5,519	Orion Corp.	384,930
10,064	Pearl Abyss Corp. *	229,380
81,964	POSCO Holdings, Inc. Sponsored ADR	6,625,150
539	S-1 Corp.	23,492
83,084	Samsung Electronics Co. Ltd.	4,585,645
789	Samsung Electronics Co. Ltd. GDR (a)	1,074,409
6,109	Samsung Securities Co. Ltd.	190,925
51,344	SK Networks Co. Ltd. *	252,861
54,287	SK Square Co. Ltd. *	2,848,583
481	SNT Motiv Co. Ltd.	16,068
6,596	TKG Huchems Co. Ltd.	99,362
250,205	Woori Financial Group, Inc.	2,803,513
16,763	Youngone Corp. *	553,552

	Total South Korea	79,613,759

	Spain — 1.9%
236,182	Acerinox SA	2,593,355
2,769	ACS Actividades de Construccion y Servicios SA	113,870
57,046	Amadeus IT Group SA (a)	3,374,775

75	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Spain — continued
5,951	Applus Services SA (a)	73,313
53,381	Atresmedia Corp. de Medios de Comunicacion SA	218,696
1,713,114	Banco Bilbao Vizcaya Argentaria SA	17,087,079
5,923,981	Banco de Sabadell SA	7,704,599
2,875,421	Banco Santander SA	11,983,274
5,871	Cia de Distribucion Integral Logista Holdings SA	157,832
1,514	Faes Farma SA	4,909
8,882	Iberdrola SA (a)	102,011
193,432	Industria de Diseno Textil SA (a)	8,605,417
277,549	Mapfre SA	589,211
84,757	Prosegur Compania de Seguridad SA (a)	162,348
615,027	Repsol SA	9,769,740

	Total Spain	62,540,429

	Sweden — 0.9%
19,525	AcadeMedia AB	89,279
39,848	Alleima AB	262,050
29,509	Betsson AB – Class B (a)	291,776
101,786	Boliden AB	2,579,705
72,474	Fabege AB	592,865
616,587	Fastighets AB Balder – B Shares*	3,834,816
16,298	Investor AB – A Shares (a)	404,409
394,936	Investor AB – B Shares (a)	9,936,296
12,473	NCC AB – Class B	168,895
21,700	Peab AB – Class B	119,707
34,455	Securitas AB – B Shares (a)	370,613
92,394	Skanska AB – B Shares	1,705,172
189,379	SSAB AB – A Shares	1,481,035
428,168	Telefonaktiebolaget LM Ericsson – B Shares	2,324,954
21,293	Volvo AB – A Shares	594,146
94,718	Volvo AB – B Shares (a)	2,609,815
90,707	Volvo Car AB – Class B*	331,682

	Total Sweden	27,697,215

	Switzerland — 1.2%
225,941	Adecco Group AG (Registered) (a)	9,057,406
14,374	Holcim AG	1,173,199
13,684	Logitech International SA (Registered) (c)	1,210,848
2,299	Logitech International SA (Registered) (c)	201,898
6,653	Mobilezone Holding AG	103,078
25,698	Novartis AG (Registered)	2,592,864
47,490	Novartis AG Sponsored ADR	4,795,065
1,655	Roche Holding AG	457,514
62,349	Roche Holding AG – Genusschein	16,301,834
19,469	Sandoz Group AG ADR*	604,902
8,338	Sandoz Group AG *	257,919
1,007	Swatch Group AG *	237,738
1,406	Swisscom AG (Registered) (a)	803,637
2,308	u-blox Holding AG	219,926
18,116	UBS Group AG (Registered) (a) (c)	517,244

Shares	Description	Value ($)
	Switzerland — continued
39,480	UBS Group AG (Registered) (a) (c)	1,123,206

	Total Switzerland	39,658,278

	Taiwan — 3.5%
1,898	Advantech Co. Ltd.	23,425
607,788	ASE Technology Holding Co. Ltd. ADR	5,919,855
30,000	Asia Cement Corp.	38,402
173,799	Asustek Computer, Inc.	2,504,210
969,000	Catcher Technology Co. Ltd.	6,037,466
139,490	Chicony Electronics Co. Ltd.	828,055
355,000	Chipbond Technology Corp.	797,503
146,000	ChipMOS Technologies, Inc.	203,796
82,540	Chong Hong Construction Co. Ltd.	203,957
2,378,000	Compal Electronics, Inc.	2,746,033
137,080	Coretronic Corp.	308,339
11,000	Dynapack International Technology Corp.	28,292
141,000	Elitegroup Computer Systems Co. Ltd.	142,982
1,915,000	Evergreen Marine Corp. Taiwan Ltd.	10,032,130
33,000	Everlight Electronics Co. Ltd.	52,205
255,000	Farglory Land Development Co. Ltd.	453,395
14,000	First Financial Holding Co. Ltd.	12,008
118,709	FLEXium Interconnect, Inc.	324,387
35,000	Formosa Advanced Technologies Co. Ltd.	40,433
497,000	Foxconn Technology Co. Ltd.	781,835
8,000	Fusheng Precision Co. Ltd.	57,008
69,000	Giant Manufacturing Co. Ltd.	445,913
34,000	Global Brands Manufacture Ltd.	70,256
4,000	Global Mixed Mode Technology, Inc.	32,871
337,000	Grand Pacific Petrochemical	150,912
6,000	Greatek Electronics, Inc.	11,358
34,000	Hannstar Board Corp.	60,920
3,703,406	Hon Hai Precision Industry Co. Ltd.	12,074,865
191,000	Huaku Development Co. Ltd.	597,080
22,279	Innodisk Corp.	215,452
161,000	King’s Town Bank Co. Ltd.	227,493
148,000	Kung Long Batteries Industrial Co. Ltd.	620,358
28,000	Largan Precision Co. Ltd.	2,297,943
230,000	Lite-On Technology Corp. ADR	798,021
304,000	MediaTek, Inc.	10,970,239
510,000	Micro-Star International Co. Ltd.	3,086,303
570,000	Mitac Holdings Corp.	763,293
46,000	momo.com, Inc.	646,863
295,502	Nantex Industry Co. Ltd.	330,554
4,000	Nien Made Enterprise Co. Ltd.	46,825
382,000	Novatek Microelectronics Corp.	7,270,739
159,000	Pegatron Corp.	430,534
5,000	Pixart Imaging, Inc.	27,085
900,566	Pou Chen Corp.	870,019
363,000	Primax Electronics Ltd.	836,395
587,263	Radiant Opto-Electronics Corp.	2,742,417
5,000	Raydium Semiconductor Corp.	70,813
41,000	Realtek Semiconductor Corp.	738,945
165,000	Ruentex Industries Ltd.	309,284

See accompanying notes to the financial statements.	76

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Taiwan — continued
141,280	Shin Zu Shing Co. Ltd.	755,681
128,000	Shinkong Insurance Co. Ltd.	281,142
5,000	Sigurd Microelectronics Corp.	11,139
13,800	Silicon Motion Technology Corp. ADR (g)	976,902
106,000	Simplo Technology Co. Ltd.	1,430,963
5,300	Sporton International, Inc.	39,470
55,000	T3EX Global Holdings Corp.	160,332
66,000	TaiDoc Technology Corp.	331,836
25,000	Taiwan Fertilizer Co. Ltd.	52,698
14,000	Taiwan Hon Chuan Enterprise Co. Ltd.	64,426
286,000	Taiwan Semiconductor Manufacturing Co. Ltd.	6,267,551
113,252	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (b)	14,572,135
38,000	Taiwan Surface Mounting Technology Corp.	118,066
8,000	Test Research, Inc.	18,474
8,000	Topkey Corp.	47,385
311,000	Transcend Information, Inc.	787,438
141,000	Tripod Technology Corp.	929,623
23,000	Tung Ho Steel Enterprise Corp.	56,228
34,000	TXC Corp.	107,458
2,000	United Integrated Services Co. Ltd.	18,565
465,400	Wan Hai Lines Ltd.	741,390
161,000	WPG Holdings Ltd.	472,713
3,242,000	Yang Ming Marine Transport Corp.	5,114,855
2,325,365	Yuanta Financial Holding Co. Ltd.	2,020,793

	Total Taiwan	113,656,729

	Thailand — 0.6%
4,126,200	AP Thailand PCL NVDR	1,208,977
957,000	Bangkok Bank PCL NVDR	3,815,993
412,100	Berli Jucker PCL NVDR	278,065
226,000	GFPT PCL NVDR	74,929
751,100	Kasikornbank PCL NVDR	2,577,487
15,491,400	Krung Thai Bank PCL NVDR	6,952,647
410,000	Osotspa PCL NVDR	232,065
565,380	Pruksa Holding PCL NVDR	194,201
159,808	Pruksa Holding PCL (Foreign Registered)	54,892
575,300	PTT Exploration & Production PCL NVDR	2,415,881
231,400	PTT PCL NVDR	220,866
5,559,900	Sansiri PCL NVDR	285,486
263,900	SCB X PCL NVDR	828,890
207,800	Somboon Advance Technology PCL NVDR	107,884
785,800	Sri Trang Agro-Industry PCL NVDR	422,867
620,600	Supalai PCL NVDR	363,366
272,400	Thai Oil PCL NVDR	425,287
208,230	Thai Vegetable Oil PCL NVDR	122,117

	Total Thailand	20,581,900

	Turkey — 0.6%
19,312	AG Anadolu Grubu Holding AS	157,798
2,371,854	Akbank TAS	3,152,196

Shares	Description	Value ($)
	Turkey — continued
1,819,781	Aselsan Elektronik Sanayi Ve Ticaret AS	3,492,189
291,649	Dogan Sirketler Grubu Holding AS	126,378
101,695	Dogus Otomotiv Servis ve Ticaret AS	870,324
1,015,614	Hektas Ticaret TAS *	621,111
711,708	KOC Holding AS	3,830,260
881,980	Koza Altin Isletmeleri AS	646,698
144,795	Mavi Giyim Sanayi Ve Ticaret AS – Class B	658,048
196,956	Tekfen Holding AS	296,081
50,499	Turk Hava Yollari AO *	455,201
534,220	Turkiye Sise ve Cam Fabrikalari AS	874,465
541,435	Vestel Beyaz Esya Sanayi ve Ticaret AS	377,735
3,838,959	Yapi ve Kredi Bankasi AS	2,833,096

	Total Turkey	18,391,580

	Ukraine — 0.0%
36,516	Kernel Holding SA *	118,869

	United Arab Emirates — 0.1%
462,467	Emirates NBD Bank PJSC	2,302,422

	United Kingdom — 4.7%
578,165	3i Group PLC	18,063,641
171,813	abrdn PLC	342,147
77,435	Balfour Beatty PLC	332,543
16,420	Bank of Georgia Group PLC	976,461
767,337	Barratt Developments PLC	4,527,368
70,031	Bellway PLC	2,388,622
106,950	Berkeley Group Holdings PLC	6,283,644
950,120	BP PLC	5,520,257
155,222	British American Tobacco PLC (a)	4,611,862
133,168	British American Tobacco PLC Sponsored ADR (a)	3,980,392
6,733,690	BT Group PLC	8,888,279
268,499	Centamin PLC	306,239
166,231	Coca-Cola HBC AG	5,181,965
182,376	Compass Group PLC (a)	5,004,143
14,742	Crest Nicholson Holdings PLC	39,458
8,711	Dunelm Group PLC	126,985
30,601	Evraz PLC * (e)	791
354,960	Ferrexpo PLC *	323,320
1,274,014	Glencore PLC	6,056,824
52,094	GSK PLC	1,089,725
110,686	GSK PLC Sponsored ADR	4,637,743
16,686	Halfords Group PLC	32,018
305,684	Harbour Energy PLC	976,526
948,217	HSBC Holdings PLC	7,380,702
75,993	HSBC Holdings PLC Sponsored ADR	2,977,406
165,803	IG Group Holdings PLC	1,463,526
85,132	Imperial Brands PLC	1,833,939
27,836	International Personal Finance PLC	39,508
64,947	Investec PLC	406,499
1,264,906	ITV PLC	895,039
749,480	J Sainsbury PLC	2,365,977

77	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United Kingdom — continued
11,440	Keller Group PLC	125,147
1,577,959	Kingfisher PLC	4,679,587
428,347	Liberty Global Ltd. – Class A*	7,496,072
68,000	Lifezone Holdings Ltd. *	345,440
3,529,945	Lloyds Banking Group PLC	2,087,164
192,029	Moneysupermarket.com Group PLC	594,007
24,570	Morgan Sindall Group PLC	730,530
598,863	NatWest Group PLC	1,810,721
228,099	OSB Group PLC	1,202,214
45,981	Paragon Banking Group PLC	373,438
122,710	Persimmon PLC	2,114,714
76,599	Plus500 Ltd.	1,645,348
91,595	Premier Foods PLC	159,632
48,441	Reach PLC	36,176
129,085	Redde Northgate PLC	563,651
209,526	Redrow PLC	1,690,761
9,560	RELX PLC (a)	418,616
28,364	Rio Tinto PLC	1,819,560
15,247	Sage Group PLC (a)	240,180
31,093	Serica Energy PLC	68,167
270,736	Shell PLC	8,373,813
30,469	Shell PLC ADR	1,914,367
54,292	Standard Chartered PLC	459,037
1,515,480	Taylor Wimpey PLC	2,641,095
10,766	TBC Bank Group PLC	402,282
207,293	Tesco PLC	731,129
73,243	Unilever PLC Sponsored ADR (a)	3,586,710
63,851	Vesuvius PLC	390,498
2,347,544	Vodafone Group PLC (a)	2,062,101
750,684	Vodafone Group PLC Sponsored ADR (a)	6,711,115

	Total United Kingdom	152,526,821

	United States — 23.3%
76,864	3M Co. (a) (b)	7,080,712
7,537	Academy Sports & Outdoors, Inc. (b)	563,165
3,210	Adtalem Global Education, Inc. * (b)	158,895
3,174	Advance Auto Parts, Inc. (b)	214,372
1,000	Advanced Drainage Systems, Inc. (b)	163,240
45,998	Aemetis, Inc. * (b)	166,973
4,559	Affiliated Managers Group, Inc.	712,617
16,850	AGCO Corp. (b)	1,848,445
5,124	Akamai Technologies, Inc. * (b)	568,354
599,579	Albertsons Cos., Inc. – Class A	12,159,462
3,480	Allison Transmission Holdings, Inc.	262,148
191,825	Ally Financial, Inc.	7,095,607
83,389	Alphabet, Inc. – Class A* (a)	11,546,041
39,729	Alphabet, Inc. – Class C* (a) (b)	5,553,320
81,993	Ameresco, Inc. – Class A* (b)	1,718,573
41,703	American Express Co. (a) (b)	9,150,472
34,627	Archer-Daniels-Midland Co. (b)	1,839,040
101,400	Array Technologies, Inc. * (b)	1,383,096
7,876	Arrow Electronics, Inc. * (b)	925,430
4,837	Aspen Technology, Inc. * (b)	937,846

Shares	Description	Value ($)
	United States — continued
2,579	Atkore, Inc. (b)	436,883
2,897	AutoNation, Inc. * (b)	433,971
7,660	Avnet, Inc. (b)	356,879
62,474	Axonics, Inc. * (a)	4,244,484
165,151	Bank of America Corp. (a) (b)	5,701,013
33,377	Bank of New York Mellon Corp. (a) (b)	1,872,116
25,784	Best Buy Co., Inc. (b)	2,085,410
17,481	Bio-Rad Laboratories, Inc. – Class A* (b)	5,696,708
1,487	Booking Holdings, Inc. * (b)	5,158,150
251,573	BorgWarner, Inc.	7,831,468
56,382	Bristol-Myers Squibb Co.	2,861,387
5,806	Brunswick Corp. (b)	507,444
35,662	Builders FirstSource, Inc. *	6,960,509
1,757	Bunge Global SA (a) (b)	165,808
42,400	California Resources Corp.	2,212,008
63,748	Capital One Financial Corp. (a) (b)	8,772,362
35,611	CarMax, Inc. * (b)	2,813,269
3,800	Carter’s, Inc. (b)	307,610
10,396	CBRE Group, Inc. – Class A* (a)	955,288
74,417	Centene Corp. * (a) (b)	5,836,525
70,630	Chesapeake Energy Corp.	5,846,751
56,254	Chevron Corp. (b)	8,551,171
8,764	Cigna Group (a)	2,945,931
182,439	Cisco Systems, Inc. (a) (b)	8,824,574
174,827	Citigroup, Inc. (a)	9,701,150
287,441	Clean Energy Fuels Corp. * (b)	847,951
283,447	Cleveland-Cliffs, Inc. *	5,895,698
99,217	Cognizant Technology Solutions Corp. – Class A (a) (b)	7,840,127
245,838	Comcast Corp. – Class A (a)	10,534,158
5,668	Commercial Metals Co.	306,072
41,800	ConocoPhillips (b)	4,704,172
31,600	Corteva, Inc. (b)	1,691,232
3,760	Crocs, Inc. *	459,660
6,434	Cummins, Inc. (a)	1,728,237
110,600	CVS Health Corp. (b)	8,225,322
223,009	Darling Ingredients, Inc. * (b)	9,435,511
1,300	Deere & Co. (a) (b)	474,565
12,906	Dick’s Sporting Goods, Inc. (b)	2,295,848
68,953	Discover Financial Services (a)	8,322,627
24,213	DR Horton, Inc. (b)	3,618,391
19,450	Dropbox, Inc. – Class A* (b)	465,828
167,391	eBay, Inc. (a) (b)	7,914,247
5,973	Elevance Health, Inc. (a)	2,993,966
1,583	Encore Wire Corp. (b)	381,503
9,200	Enphase Energy, Inc. * (b)	1,168,492
50,074	EOG Resources, Inc. (b)	5,731,470
63,558	Etsy, Inc. * (b)	4,556,473
39,654	Expedia Group, Inc. * (a)	5,425,460
62,315	Exxon Mobil Corp. (b)	6,513,164
14,604	F5, Inc. * (b)	2,734,161
3,670	Federated Hermes, Inc.	129,294
94,969	Fidelity National Financial, Inc. (b)	4,803,532
582	First Horizon Corp.	8,206

See accompanying notes to the financial statements.	78

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United States — continued
9,900	First Solar, Inc. * (b)	1,523,511
8,610	FMC Corp. (b)	485,518
8,677	Foot Locker, Inc.	298,749
669,804	Ford Motor Co. (a) (b)	8,332,362
182,100	Fox Corp. – Class B (a)	4,985,898
205,303	Franklin Resources, Inc. (b)	5,635,567
53,500	Freeport-McMoRan, Inc. (b)	2,022,835
2,474	Garmin Ltd. (b)	339,804
201,500	GCI Liberty, Inc. * (b) (d)	—
13,315	GE HealthCare Technologies, Inc. (b)	1,215,393
12,907	General Electric Co. (a)	2,024,979
19,299	General Mills, Inc. (b)	1,238,610
204,253	General Motors Co. (a)	8,370,288
9,028	Goldman Sachs Group, Inc. (a)	3,512,343
408,136	GrafTech International Ltd. (b)	718,319
285	Graham Holdings Co. – Class B (b)	200,164
167,259	Green Plains, Inc. * (b)	3,562,617
1,720	Group 1 Automotive, Inc. (b)	465,518
4,600	Gulfport Energy Corp. *	653,154
20,087	H&R Block, Inc. (b)	983,259
542	Harley-Davidson, Inc.	19,658
16,601	Hartford Financial Services Group, Inc. (a)	1,591,040
2,217	Henry Schein, Inc. * (b)	169,534
14,123	Hess Corp.	2,058,427
378,814	Hewlett Packard Enterprise Co. (b)	5,769,337
19,478	Hilton Worldwide Holdings, Inc. (a)	3,979,745
1,800	HNI Corp. (a) (b)	80,658
266,363	HP, Inc. (a) (b)	7,546,064
4,160	Humana, Inc. (a)	1,457,331
8,878	Huntsman Corp.	227,277
26,762	Illumina, Inc. * (b)	3,742,130
92,993	Incyte Corp. * (b)	5,427,072
222,975	Intel Corp. (b)	9,599,074
40,082	Intercontinental Exchange, Inc. (a)	5,548,150
58,351	International Business Machines Corp. (b)	10,796,686
56,601	Invesco Ltd.	872,221
8,083	Jackson Financial, Inc. – Class A (b)	444,969
26,360	Janus Henderson Group PLC	821,378
32,570	Jazz Pharmaceuticals PLC * (b)	3,872,573
30,818	Johnson & Johnson (a) (b)	4,973,409
43,336	JPMorgan Chase & Co. (a)	8,063,096
18,879	Karuna Therapeutics, Inc. *	5,927,440
17,997	Keysight Technologies, Inc. * (b)	2,776,937
307,952	Kinder Morgan, Inc.	5,355,285
15,558	Kohl’s Corp. (b)	433,601
1,359,351	Kosmos Energy Ltd. * (b)	8,346,415
205,780	Kraft Heinz Co. (a)	7,259,918
75,567	Kroger Co. (a) (b)	3,748,879
2,186	Laboratory Corp. of America Holdings (b)	471,804
4,610	Lam Research Corp. (b)	4,325,333
79,806	Las Vegas Sands Corp. (a)	4,351,023
2,129	La-Z-Boy, Inc. (b)	80,881
7,013	Lear Corp.	963,236
22,466	Lennar Corp. – Class A (b)	3,561,086

Shares	Description	Value ($)
	United States — continued
125,594	Liberty Broadband Corp. – Class C* (b)	7,558,247
15,000	Liberty Energy, Inc. (b)	320,700
41,543	Liberty Media Corp.-Liberty Formula One – Class A*	2,723,144
14,089	LyondellBasell Industries NV – Class A	1,412,845
10,300	M&T Bank Corp. (b)	1,439,322
47,437	Macy’s, Inc. (b)	827,301
9,205	ManpowerGroup, Inc. (a)	664,233
22,800	Marathon Oil Corp.	552,900
10,305	Marathon Petroleum Corp.	1,743,915
2,629	Markel Group, Inc. * (b)	3,923,730
159,986	Match Group, Inc. * (b)	5,765,895
511	Matson, Inc. (b)	56,747
51,148	McGrath RentCorp (b)	6,366,903
23,111	Medtronic PLC (a) (b)	1,926,533
26,354	Merck & Co., Inc.	3,350,911
34,294	Meta Platforms, Inc. – Class A (a)	16,808,518
53,590	MGIC Investment Corp.	1,065,905
49,741	Micron Technology, Inc. (b)	4,507,032
51,321	Moderna, Inc. * (b)	4,733,849
10,217	Molson Coors Beverage Co. – Class B (b)	637,745
51,665	Mosaic Co.	1,609,881
8,500	Northern Oil & Gas, Inc. (b)	303,705
41,559	Nucor Corp. (b)	7,991,796
76,351	ON Semiconductor Corp. * (b)	6,025,621
2,043	OneMain Holdings, Inc. (b)	96,491
3,821	Oracle Corp. (a)	426,729
24,890	Otis Worldwide Corp. (b)	2,372,017
124,854	Ovintiv, Inc.	6,169,036
4,748	Owens Corning	711,155
68,302	PACCAR, Inc. (a)	7,574,009
396,226	Paramount Global – Class B (b)	4,374,335
132,966	PayPal Holdings, Inc. * (a) (b)	8,023,168
755,227	Pershing Square Tontine Holdings Ltd. * (e)	1
336,977	Pfizer, Inc.	8,950,109
4,235	Phillips 66 (b)	603,530
77,278	Physicians Realty Trust REIT (a)	867,832
85,524	Pioneer Natural Resources Co.	20,114,392
23,100	PotlatchDeltic Corp. – (REIT) (b)	1,044,351
14,007	Premier, Inc. – Class A (a)	292,186
24,700	ProPetro Holding Corp. *	182,780
34,227	PulteGroup, Inc. (b)	3,709,522
5,292	PVH Corp.	723,258
68,761	QUALCOMM, Inc. (b)	10,849,798
35,297	Radian Group, Inc.	1,028,555
9,430	Regeneron Pharmaceuticals, Inc. *	9,110,229
1,493	Signet Jewelers Ltd. (b)	151,928
57,706	Skyworks Solutions, Inc. (b)	6,054,514
5,833	SLM Corp. (b)	121,501
68,725	SolarEdge Technologies, Inc. * (b)	4,616,258
803,545	Southwestern Energy Co. *	5,600,709
102,846	Sovos Brands, Inc. *	2,343,860
88,345	SP Plus Corp. * (a)	4,541,816
41,074	Splunk, Inc. * (a)	6,416,580

79	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United States — continued
18,259	State Street Corp. (a) (b)	1,346,236
61,343	Steel Dynamics, Inc. (b)	8,208,920
2,933	Stewart Information Services Corp.	184,720
235,283	Sunrun, Inc. * (b)	2,832,807
189,841	Synchrony Financial (b)	7,840,433
12,848	T Rowe Price Group, Inc. (a)	1,456,321
29,100	Talos Energy, Inc. * (b)	383,829
27,475	Tapestry, Inc. (b)	1,305,887
13,994	TE Connectivity Ltd. (a)	2,008,979
19,082	Texas Instruments, Inc. (b)	3,192,991
95,021	Textainer Group Holdings Ltd.	4,741,548
11,727	Textron, Inc. (b)	1,044,524
2,490	Timken Co. (b)	209,135
5,869	TRU TAJ Liquidation Unit Trust / TRU TAJ Finance, Inc. * (e)	59
160,204	TRU Taj LLC / TRU Taj Finance, Inc. * (e)	320,408
109,926	Tyson Foods, Inc. – Class A (a)	5,962,386
73,900	U.S. Bancorp (b)	3,100,844
163,610	U.S. Steel Corp. (b)	7,745,297
2,534	UFP Industries, Inc.	290,472
952	UnitedHealth Group, Inc. (b)	469,907
2,872	Universal Corp. (b)	137,885
2,096	Universal Health Services, Inc. – Class B (a)	350,158
17,261	Unum Group	853,556
12,909	Valero Energy Corp.	1,826,107
600	Valmont Industries, Inc. (b)	127,158
1,800	Veralto Corp. (a) (b)	155,556
262,549	Verizon Communications, Inc. (a) (b)	10,507,211
247,930	VF Corp. (b)	4,051,176
597,451	Viatris, Inc. (b)	7,390,469
7,200	Vitesse Energy, Inc. (b)	163,656
289,079	Walgreens Boots Alliance, Inc. (b)	6,145,820
93,247	Wells Fargo & Co. (b)	5,183,601
46,807	Western Union Co. (b)	627,682
19,607	Westlake Corp. (b)	2,719,687
2,141	Westmoreland Mining Holdings * (d)	2,676
187,595	Westrock Co.	8,496,178
3,558	Whirlpool Corp. (b)	382,094
909	Williams-Sonoma, Inc. (a)	214,097
92,151	Zoom Video Communications, Inc. – Class A* (a) (b)	6,517,840

	Total United States	753,448,936

	Vietnam — 0.2%
211,299	Duc Giang Chemicals JSC	960,670
172,400	PetroVietNam Ca Mau Fertilizer JSC	236,491
4,800	PetroVietnam Gas JSC	15,093
92,900	PetroVietnam Technical Services Corp.	138,562
142,800	Sai Gon-Ha Noi Securities JSC *	102,603
1,257,200	SSI Securities Corp.	1,892,114
288,000	Vietnam Dairy Products JSC	841,847
312,203	Vietnam Joint Stock Commercial Bank for Industry & Trade *	451,238
63,000	VIX Securities JSC	46,985

Shares	Description	Value ($)
	Vietnam — continued
2,202,100	VNDirect Securities Corp. *	2,031,059

	Total Vietnam	6,716,662

	TOTAL COMMON STOCKS (COST $2,852,291,603)	2,703,531,260

	PREFERRED STOCKS (h) — 2.1%
	Brazil — 1.1%
2,063,483	Bradespar SA	8,800,032
12,800	Cia de Ferro Ligas da Bahia FERBASA	24,848
1,164,000	Cia Energetica de Minas Gerais	2,802,816
1,235,789	Gerdau SA Sponsored ADR	5,326,251
940,695	Itausa SA	1,949,098
1,334,000	Petroleo Brasileiro SA	10,771,612
334,890	Petroleo Brasileiro SA ADR	5,415,171
5,000	Randon SA Implementos e Participacoes	11,074
18,400	Unipar Carbocloro SA – Class B	244,921

	Total Brazil	35,345,823

	Chile — 0.1%
3,956	Embotelladora Andina SA – Class B	9,987
59,800	Sociedad Quimica y Minera de Chile SA Sponsored ADR	2,973,256

	Total Chile	2,983,243

	Colombia — 0.0%
51,300	Bancolombia SA Sponsored ADR	1,668,276

	Germany — 0.5%
35,174	Bayerische Motoren Werke AG	3,856,255
437	Henkel AG & Co. KGaA (a)	32,877
97,199	Porsche Automobil Holding SE	5,196,219
1,257	Villeroy & Boch AG	24,462
45,171	Volkswagen AG	6,134,251

	Total Germany	15,244,064

	Russia — 0.0%
15,222	Bashneft PJSC (e)	3,427
79,750	Nizhnekamskneftekhim PJSC (e)	682
49,530	Sberbank of Russia PJSC (e) (f)	1,585
20,862,000	Surgutneftegas PJSC (e)	141,896
12,313	Tatneft PJSC (e)	960
33,700	Transneft PJSC (e)	5,933

	Total Russia	154,483

	South Korea — 0.4%
1,619	Hyundai Motor Co. (c)	195,830
2,772	Hyundai Motor Co. (c)	332,564
5,895	Hyundai Motor Co. GDR	345,147
5,882	LG Electronics, Inc.	194,238
214,555	Samsung Electronics Co. Ltd.	10,274,321

See accompanying notes to the financial statements.	80

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares / Par Value†		Description	Value ($)
		South Korea — continued
	195	Samsung Electronics Co. Ltd. GDR	227,139

		Total South Korea	11,569,239

		United States — 0.0%
	1,288,200	NII Holdings, Inc. * (d)	450,870

		TOTAL PREFERRED STOCKS (COST $78,475,211)	67,415,998

		RIGHTS/WARRANTS — 0.0%
		Canada — 0.0%
	222,285	Clementia Pharmaceuticals, Inc. * (d)	222

		Sweden — 0.0%
SEK	19,525	AcadeMedia AB *	1,304

		United States — 0.0%
	408,963	Bristol-Myers Squibb Co. * (d)	817,926
	50,914	Contra Abiomed, Inc. * (d)	89,099
	188,806	Pershing Square Holdings Ltd. * (d)	56,642

		Total United States	963,667

		TOTAL RIGHTS/WARRANTS (COST $1,237,080)	965,193

		INVESTMENT FUNDS — 0.3%
		United States — 0.3%
	4,418,828	Altaba, Inc.* (d)	10,384,245

		TOTAL INVESTMENT FUNDS (COST $5,265,822)	10,384,245

		DEBT OBLIGATIONS — 31.9%
		Netherlands — 0.0%
		Corporate Debt — 0.0%
EUR	594,294	HEMA Bondco I B.V., Variable Rate, 10.00%, due 04/19/26 (e) (i)	64

		United States — 31.9%
		U.S. Government — 27.8%
	25,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield - 0.08%, 5.25%, due 04/30/24	24,995,001
	52,105,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.04%, 5.36%, due 07/31/24	52,102,535
	100,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.14%, 5.47%, due 10/31/24	100,043,874
	184,660,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.20%, 5.53%, due 01/31/25 (a) (j)	184,873,700

Par Value† / Shares	Description	Value ($)
	United States — continued
	U.S. Government — continued
90,000,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.17%, 5.49%, due 04/30/25 (a)	90,046,379
3,500,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.13%, 5.45%, due 07/31/25 (j)	3,498,712
5,500,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.17%, 5.50%, due 10/31/25 (a) (j)	5,499,271
28,200,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.25%, 5.57%, due 01/31/26 (a) (j)	28,224,988
220,390,728	U.S. Treasury Inflation-Indexed Notes, 1.38%, due 07/15/33 (a)	210,970,029
149,890,588	U.S. Treasury Inflation-Indexed Notes, 1.75%, due 01/15/34 (a)	147,686,481
50,000,000	U.S. Treasury Notes, 2.00%, due 06/30/24	49,447,266

	Total U.S. Government	897,388,236

	U.S. Government Agency — 4.1%
28,500,000	Federal Home Loan Banks, Variable Rate, SOFR + 0.12%, 5.43%, due 03/06/24	28,497,975
62,500,000	Federal Home Loan Banks, 5.23%, due 03/22/24	62,489,387
40,500,000	Federal Home Loan Banks, Variable Rate, SOFR + 0.10%, 5.41%, due 09/04/24	40,515,649

	Total U.S. Government Agency	131,503,011

	Total United States	1,028,891,247

	TOTAL DEBT OBLIGATIONS (COST $1,019,590,929)	1,028,891,311

	MUTUAL FUNDS — 0.1%
	United States — 0.1%
	Affiliated Issuers — 0.1%
660,297	GMO U.S. Treasury Fund	3,301,486

	TOTAL MUTUAL FUNDS (COST $3,301,791)	3,301,486

	SHORT-TERM INVESTMENTS — 2.5%
	Money Market Funds — 0.1%
1,071,910	State Street Global Advisors Liquidity PLC - U.S. Treasury Liquidity Fund – Class D Shares, 5.22% (j)	1,071,910
2,649,154	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (k)	2,649,154

	Total Money Market Funds	3,721,064

81	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Repurchase Agreements — 2.3%
75,066,530	Daiwa Capital Markets America, Inc. Repurchase Agreement, dated 02/29/24, maturing on 03/01/24 with a maturity value of $75,077,581 and an effective yield of 5.30%, collateralized by a U.S. Treasury Note with maturity date 09/30/26 and a market value of $76,350,313.	75,066,530

Par Value†	Description	Value ($)
	U.S. Government — 0.1%
1,950,000	U.S. Treasury Bills, 4.59%, due 03/07/24 (l)	1,948,290

	TOTAL SHORT-TERM INVESTMENTS (COST $80,735,871)	80,735,884

PURCHASED OPTIONS — 0.0%

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value ($)
Equity Options – Puts — 0.0%
Silicon Motion Technology Corp. (g)	60.00	03/15/24	455	USD 3,220,945	2,275

TOTAL PURCHASED OPTIONS (COST $78,864)					2,275

TOTAL INVESTMENTS — 120.6% (Cost $4,040,977,171)					3,895,227,652

Shares	Description	Value ($)
	SECURITIES SOLD SHORT — (23.1)%
	Common Stocks — (22.9)%
	Australia — (0.6)%
(82,073)	ASX Ltd.	(3,516,573)
(17,723)	Cochlear Ltd.	(4,040,015)
(189,482)	IDP Education Ltd.	(2,353,686)
(606,535)	Lottery Corp. Ltd.	(2,006,867)
(6,024)	Mineral Resources Ltd.	(261,407)
(83,362)	Ramsay Health Care Ltd.	(2,973,927)
(58,672)	WiseTech Global Ltd.	(3,619,079)

	Total Australia	(18,771,554)

	Austria — (0.1)%
(45,785)	Verbund AG	(3,314,371)

	Belgium — (0.2)%
(96,694)	Anheuser-Busch InBev SA	(5,844,235)
(122)	Lotus Bakeries NV	(1,148,038)

	Total Belgium	(6,992,273)

	Canada — (1.3)%
(46,889)	Agnico Eagle Mines Ltd.	(2,253,485)
(273,900)	AltaGas Ltd.	(5,870,944)
(10,039)	Brookfield Renewable Corp. – Class A	(238,125)
(130,223)	Cameco Corp.	(5,277,938)
(170,241)	Enbridge, Inc.	(5,859,695)
(43,615)	Franco-Nevada Corp.	(4,573,469)
(164,684)	GFL Environmental, Inc.	(5,941,799)
(181,942)	Pembina Pipeline Corp.	(6,333,401)
(78,098)	Restaurant Brands International, Inc.	(6,064,310)

	Total Canada	(42,413,166)

Shares	Description	Value ($)
	China — (0.0)%
(14,278)	Yum China Holdings, Inc.	(612,383)

	Denmark — (0.1)%
(27,621)	Coloplast AS – Class B	(3,668,987)
(1,849)	Novo Nordisk AS – Class B	(220,707)

	Total Denmark	(3,889,694)

	Finland — (0.0)%
(25,810)	Elisa OYJ	(1,162,434)
(5,314)	Kone OYJ – Class B	(260,181)

	Total Finland	(1,422,615)

	France — (0.7)%
(111,704)	Accor SA	(4,852,175)
(27,359)	Aeroports de Paris SA	(3,724,432)
(309,189)	Getlink SE	(5,278,934)
(2,961)	Hermes International SCA	(7,409,426)
(2,535)	Sartorius Stedim Biotech	(697,755)

	Total France	(21,962,722)

	Germany — (0.8)%
(26,752)	adidas AG	(5,411,396)
(8,684)	Covestro AG*	(472,650)
(171,158)	Delivery Hero SE*	(3,959,059)
(2,578)	Deutsche Boerse AG	(539,697)
(23,096)	MTU Aero Engines AG	(5,555,722)
(283)	Puma SE	(13,016)
(3,926)	Rational AG	(3,230,629)
(590)	Rheinmetall AG	(270,725)
(75,152)	Siemens Energy AG*	(1,154,068)
(53,505)	Symrise AG	(5,475,303)
(9,181)	Vonovia SE	(256,234)

See accompanying notes to the financial statements.	82

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Germany — continued
(32,158)	Zalando SE*	(680,569)

	Total Germany	(27,019,068)

	Ireland — (0.4)%
(25,036)	Flutter Entertainment PLC*	(5,421,169)
(187,595)	Smurfit Kappa Group PLC	(8,017,710)

	Total Ireland	(13,438,879)

	Israel — (0.2)%
(24,516)	CyberArk Software Ltd.*	(6,466,340)

	Italy — (0.7)%
(135,386)	Amplifon SpA	(4,520,887)
(17,160)	Ferrari NV	(7,242,605)
(363,695)	FinecoBank Banca Fineco SpA	(5,038,459)
(417,141)	Infrastrutture Wireless Italiane SpA	(4,620,396)

	Total Italy	(21,422,347)

	Japan — (1.9)%
(251,600)	Aeon Co. Ltd.	(6,007,442)
(12,800)	ANA Holdings, Inc.*	(279,069)
(108,200)	Asahi Intecc Co. Ltd.	(2,252,024)
(7,100)	BayCurrent Consulting, Inc.	(159,501)
(3,100)	Disco Corp.	(1,010,251)
(3,300)	East Japan Railway Co.	(195,233)
(8,600)	GMO Payment Gateway, Inc.	(580,452)
(170,400)	Japan Exchange Group, Inc.	(4,461,342)
(52,100)	Keisei Electric Railway Co. Ltd.	(2,434,165)
(86,200)	Kintetsu Group Holdings Co. Ltd.	(2,651,052)
(95,100)	Kobe Bussan Co. Ltd.	(2,560,412)
(22,800)	Lasertec Corp.	(6,117,647)
(238,200)	MonotaRO Co. Ltd.	(2,278,359)
(33,000)	Nippon Paint Holdings Co. Ltd.	(245,155)
(46,800)	Odakyu Electric Railway Co. Ltd.	(657,990)
(174,800)	Oriental Land Co. Ltd.	(6,264,867)
(1,300,800)	Rakuten Group, Inc.*	(7,129,648)
(47,900)	Shiseido Co. Ltd.	(1,302,260)
(480,700)	SoftBank Corp.	(6,322,870)
(24,900)	SoftBank Group Corp.	(1,474,896)
(84,800)	Tobu Railway Co. Ltd.	(2,167,828)
(248,500)	Tokyu Corp.	(3,092,043)
(26,600)	West Japan Railway Co.	(1,106,073)
(5,300)	Yaskawa Electric Corp.	(217,239)
(19,900)	Zensho Holdings Co. Ltd.	(871,441)

	Total Japan	(61,839,259)

	Netherlands — (0.6)%
(4,676)	Adyen NV*	(7,398,541)
(270)	ASML Holding NV	(256,230)
(37,311)	BE Semiconductor Industries NV	(6,757,685)
(210,476)	Universal Music Group NV	(6,354,350)

	Total Netherlands	(20,766,806)

Shares	Description	Value ($)
	New Zealand — (0.2)%
(76,768)	Xero Ltd.*	(6,384,683)

	Peru — (0.2)%
(66,071)	Southern Copper Corp.	(5,342,501)

	Singapore — (0.3)%
(1,483,284)	Grab Holdings Ltd. – Class A*	(4,553,682)
(53,090,100)	Seatrium Ltd.*	(3,559,804)
(72,500)	Singapore Technologies Engineering Ltd.	(214,649)

	Total Singapore	(8,328,135)

	Spain — (0.4)%
(162,052)	Cellnex Telecom SA*	(5,858,914)
(160,448)	Ferrovial SE	(6,024,791)

	Total Spain	(11,883,705)

	Sweden — (0.3)%
(157,796)	Beijer Ref AB	(2,222,020)
(160,564)	EQT AB	(4,704,002)
(8,943)	Evolution AB	(1,158,512)
(104,804)	H & M Hennes & Mauritz AB – Class B	(1,423,138)

	Total Sweden	(9,507,672)

	Switzerland — (0.1)%
(1,678)	Partners Group Holding AG	(2,412,738)
(17,989)	SIG Group AG	(356,375)
(619)	VAT Group AG	(310,707)

	Total Switzerland	(3,079,820)

	United Kingdom — (1.6)%
(36,123)	Admiral Group PLC	(1,218,836)
(526,205)	Auto Trader Group PLC	(4,927,286)
(279,510)	Hargreaves Lansdown PLC	(2,576,017)
(610,344)	Informa PLC	(6,257,810)
(63,294)	InterContinental Hotels Group PLC	(6,721,402)
(403,519)	Liberty Global Ltd. – Class C*	(7,485,277)
(56,374)	London Stock Exchange Group PLC	(6,331,543)
(944,137)	M&G PLC	(2,684,217)
(182,434)	Phoenix Group Holdings PLC	(1,148,975)
(847,050)	Rolls-Royce Holdings PLC*	(3,953,437)
(68,329)	Severn Trent PLC	(2,156,249)
(10,424)	Spirax-Sarco Engineering PLC	(1,360,065)
(301,854)	Wise PLC – Class A*	(3,506,726)

	Total United Kingdom	(50,327,840)

	United States — (12.2)%
(315,647)	AES Corp.	(4,797,834)
(33,300)	Alnylam Pharmaceuticals, Inc.*	(5,031,297)
(120,261)	Altria Group, Inc.	(4,919,878)
(22,564)	Amedisys, Inc.*	(2,098,903)
(15,474)	American Tower Corp. – (REIT)	(3,077,160)
(16,330)	Amgen, Inc.	(4,471,644)
(48,420)	ARES Management Corp. – Class A	(6,421,945)

83	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United States — continued
(26,157)	Arthur J Gallagher & Co.	(6,380,477)
(23,831)	Axon Enterprise, Inc.*	(7,324,934)
(32,989)	Bill Holdings, Inc.*	(2,089,193)
(1,207)	BioMarin Pharmaceutical, Inc.*	(104,140)
(4,076)	Bio-Techne Corp.	(299,871)
(25,964)	Boeing Co.*	(5,289,386)
(5,315)	Broadcom, Inc.	(6,912,104)
(31,181)	Burlington Stores, Inc.*	(6,395,223)
(123,108)	Caesars Entertainment, Inc.*	(5,351,505)
(53,846)	Cerevel Therapeutics Holdings, Inc.*	(2,207,686)
(2,611)	Charles Schwab Corp.	(174,363)
(26,494)	Charter Communications, Inc. – Class A*	(7,787,381)
(69,668)	Chesapeake Energy Corp.	(5,767,117)
(14,480)	Chevron Corp.	(2,201,105)
(2,612)	Chipotle Mexican Grill, Inc.*	(7,023,067)
(73,316)	Cloudflare, Inc. – Class A*	(7,224,559)
(2,583)	CoStar Group, Inc.*	(224,798)
(83,145)	Dayforce, Inc.*	(5,800,195)
(49,663)	Dexcom, Inc.*	(5,714,721)
(145,493)	DraftKings, Inc. – Class A*	(6,302,757)
(2,878)	Ecolab, Inc.	(647,090)
(32,779)	Equity LifeStyle Properties, Inc. – (REIT)	(2,206,682)
(7,435)	Erie Indemnity Co. – Class A	(3,025,153)
(81,275)	Exact Sciences Corp.*	(4,675,751)
(198,710)	Exxon Mobil Corp.	(20,766,734)
(4,999)	Fair Isaac Corp.*	(6,348,280)
(5,365)	Fastenal Co.	(391,699)
(103,062)	Fidelity National Information Services, Inc.	(7,130,860)
(3,309)	Fiserv, Inc.*	(493,934)
(13,732)	Gartner, Inc.*	(6,393,070)
(52,086)	Healthpeak Properties, Inc. – (REIT)	(872,441)
(10,330)	HubSpot, Inc.*	(6,392,307)
(421)	Hyatt Hotels Corp. – Class A	(64,661)
(371)	IDEXX Laboratories, Inc.*	(213,410)
(4,082)	Ingersoll Rand, Inc.	(372,809)
(29,287)	Insulet Corp.*	(4,803,068)
(28,208)	IQVIA Holdings, Inc.*	(6,971,889)
(45,777)	Iron Mountain, Inc. – (REIT)	(3,599,903)
(114,761)	Juniper Networks, Inc.	(4,249,600)
(51,341)	Lattice Semiconductor Corp.*	(3,933,234)
(120,188)	Liberty Media Corp.-Liberty Formula One – Class C*	(8,744,879)
(15,665)	Linde PLC	(7,030,765)
(59,349)	Live Nation Entertainment, Inc.*	(5,755,666)
(12,466)	Manhattan Associates, Inc.*	(3,158,012)
(15,561)	MarketAxess Holdings, Inc.	(3,320,873)
(14,112)	Mastercard, Inc. – Class A	(6,699,813)
(10,448)	McKesson Corp.	(5,447,692)
(3,786)	MercadoLibre, Inc.*	(6,039,806)
(14,426)	MongoDB, Inc.*	(6,456,789)
(13,853)	Moody’s Corp.	(5,256,105)
(1,169)	Motorola Solutions, Inc.	(386,226)
(11,067)	MSCI, Inc.	(6,208,255)
(154,700)	Newmont Corp.	(4,834,375)

Shares	Description	Value ($)
	United States — continued
(136,610)	NiSource, Inc.	(3,560,057)
(69,700)	Okta, Inc.*	(7,478,810)
(86,065)	ONEOK, Inc.	(6,465,203)
(289,624)	Palantir Technologies, Inc. – Class A*	(7,263,770)
(44,405)	Paychex, Inc.	(5,444,941)
(63,871)	Philip Morris International, Inc.	(5,745,835)
(495)	Pool Corp.	(197,069)
(12,041)	PTC, Inc.*	(2,203,623)
(1)	Realty Income Corp. – (REIT)	(52)
(29,419)	Repligen Corp.*	(5,706,992)
(152,254)	Rivian Automotive, Inc. – Class A*	(1,723,515)
(147,864)	ROBLOX Corp. – Class A*	(5,899,774)
(51,316)	Roku, Inc.*	(3,242,145)
(138,155)	Rollins, Inc.	(6,088,491)
(2,605)	Sherwin-Williams Co.	(864,938)
(12,749)	Simon Property Group, Inc. – (REIT)	(1,888,637)
(14,049)	Snap, Inc. – Class A*	(154,820)
(30,413)	Snowflake, Inc. – Class A*	(5,726,160)
(683)	STERIS PLC	(159,078)
(2,387)	Sysco Corp.	(193,275)
(29,258)	Tesla, Inc.*	(5,906,605)
(359)	Texas Pacific Land Corp.	(565,576)
(314,321)	Toast, Inc. – Class A*	(7,229,383)
(10,526)	Trade Desk, Inc. – Class A*	(899,236)
(5,413)	TransDigm Group, Inc.	(6,375,107)
(22,302)	Unity Software, Inc.*	(653,895)
(24,814)	Vail Resorts, Inc.	(5,714,912)
(13,913)	Watsco, Inc.	(5,483,392)
(175,916)	Williams Cos., Inc.	(6,322,421)
(57,718)	WillScot Mobile Mini Holdings Corp.*	(2,756,034)
(24,330)	Wolfspeed, Inc.*	(633,067)
(26,192)	Zscaler, Inc.*	(6,337,678)
	Total United States	(393,169,565)

	TOTAL COMMON STOCKS (PROCEEDS $629,353,543)	(738,355,398)

	PREFERRED STOCKS (h) — (0.2)%
	Germany — (0.2)%
(15,531)	Sartorius AG	(5,882,053)
(2,855)	Dr Ing hc F Porsche AG	(266,946)

	TOTAL PREFERRED STOCKS (PROCEEDS $5,949,571)	(6,148,999)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $635,303,114)	(744,504,397)

	Other Assets and Liabilities (net) — 2.5%	78,702,775

	TOTAL NET ASSETS — 100.0%	$3,229,426,030

See accompanying notes to the financial statements.	84

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 29, 2024
Alrosa PJSC	12/06/17	$15,372,968	0.0%	$79,735
Magnitogorsk Iron & Steel Works PJSC	10/11/17	4,815,566	0.0%	34,429
Mechel PJSC	11/12/21	133,558	0.0%	2,159
PhosAgro PJSC GDR	10/15/21	2,792	0.0%	29
Polyus PJSC	06/27/20	5,699,094	0.0%	30,766
Polyus PJSC GDR (Registered)	07/27/20	0	0.0%	1
Sberbank of Russia PJSC	07/10/19	29,636,901	0.0%	258,544
Sberbank of Russia PJSC	01/10/22	183,324	0.0%	1,585
Severstal PAO	02/02/21	126,125	0.0%	1,336
Severstal PAO GDR (Registered)	10/23/17	5,003,828	0.0%	47,441
VTB Bank PJSC	01/09/20	587,690	0.0%	1,924

				$457,949

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)	Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)
03/25/2024	BCLY	AUD	2,870,379	USD	1,897,493	30,521	05/16/2024	BCLY	HKD	18,618,486	USD	2,387,070	4,083
05/08/2024	CITI	AUD	2,300,000	USD	1,516,579	18,598	05/14/2024	DB	HUF	95,000,000	USD	260,979	754
03/27/2024	CITI	AUD	3,157,097	USD	2,070,441	16,849	05/14/2024	MSCI	HUF	460,648,887	USD	1,274,195	12,382
03/25/2024	DB	AUD	24,171,165	USD	15,934,877	213,303	04/30/2024	MSCI	IDR	3,472,984,600	USD	220,936	188
05/08/2024	GS	AUD	4,650,000	USD	3,038,696	10,169	03/25/2024	MSCI	JPY	516,500,850	USD	3,466,059	9,537
03/27/2024	MSCI	AUD	219,680	USD	144,560	1,665	05/13/2024	SSB	JPY	2,470,132,640	USD	16,781,735	125,586
05/08/2024	SSB	AUD	4,370,000	USD	2,874,623	28,459	03/25/2024	UBSA	JPY	8,178,281,747	USD	55,523,571	792,959
04/02/2024	DB	BRL	3,007,391	USD	607,629	4,469	03/25/2024	BCLY	NOK	60,800,851	USD	5,789,581	62,154
04/30/2024	BBH	CAD	3,110,000	USD	2,309,856	16,244	03/25/2024	DB	NOK	25,497,973	USD	2,441,695	39,791
03/12/2024	CITI	CAD	3,560,733	USD	2,642,838	18,731	04/16/2024	SSB	NOK	23,100,000	USD	2,200,828	23,669
04/30/2024	CITI	CAD	1,590,000	USD	1,177,586	4,967	03/28/2024	MSCI	NZD	14,505,615	USD	8,846,191	14,316
04/30/2024	DB	CAD	3,920,000	USD	2,901,311	10,327	05/31/2024	MSCI	NZD	2,350,000	USD	1,448,371	17,568
03/12/2024	JPM	CAD	1,490,480	USD	1,103,266	4,846	03/28/2024	UBSA	NZD	3,698,041	USD	2,268,571	16,985
04/30/2024	SSB	CAD	5,680,000	USD	4,218,638	29,660	03/27/2024	BCLY	PEN	920,000	USD	243,677	509
03/28/2024	BCLY	CHF	59,242,257	USD	69,075,395	1,912,884	04/30/2024	MSCI	PHP	8,000,000	USD	142,427	48
04/12/2024	SSB	CHF	23,792,875	USD	28,175,921	1,158,167	04/25/2024	BCLY	RON	2,050,000	USD	446,398	974
03/28/2024	SSB	CHF	205,387	USD	234,560	1,715	04/25/2024	GS	RON	5,823,094	USD	1,272,858	7,614
04/16/2024	CITI	CZK	14,400,000	USD	625,784	11,836	04/10/2024	DB	SEK	20,700,000	USD	2,002,326	2,415
04/16/2024	MSCI	CZK	31,911,617	USD	1,408,774	48,213	04/10/2024	MSCI	SEK	56,172,704	USD	5,507,630	80,556
04/30/2024	DB	EUR	14,930,000	USD	16,194,065	20,203	04/24/2024	SSB	SGD	280,000	USD	208,622	62
03/28/2024	DB	EUR	21,512,896	USD	23,384,343	110,592	04/25/2024	JPM	TWD	27,915,523	USD	900,326	15,908
03/25/2024	GS	GBP	407,299	USD	515,617	1,420	04/25/2024	SSB	TWD	26,700,000	USD	863,384	17,476
03/25/2024	JPM	GBP	5,197,036	USD	6,597,519	36,487	05/08/2024	SSB	USD	9,045,315	AUD	13,890,000	1,187
03/25/2024	MSCI	GBP	940,704	USD	1,195,921	8,324	04/02/2024	GS	USD	280,774	BRL	1,400,000	8
04/18/2024	MSCI	GBP	830,000	USD	1,055,297	7,309	04/02/2024	MSCI	USD	6,596,419	BRL	32,915,472	5,077
04/18/2024	SSB	GBP	2,490,000	USD	3,180,060	36,097	04/26/2024	JPM	USD	40,948	CLP	39,726,000	86
03/25/2024	SSB	GBP	1,379,219	USD	1,741,696	491	04/26/2024	GS	USD	533,712	COP	2,120,000,000	1,790

85	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Forward Currency Contracts — continued

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)	Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)($)
04/26/2024	MSCI	USD	1,106,090	COP	4,400,000,000	5,329	05/20/2024	CITI	THB	96,598,956	USD	2,685,230	(25,137)
03/28/2024	JPM	USD	6,064,295	EUR	5,628,105	24,477	03/25/2024	DB	USD	1,388,829	AUD	2,109,585	(16,699)
04/30/2024	SSB	USD	139,426	IDR	2,200,000,000	409	04/02/2024	BCLY	USD	8,516,922	BRL	42,242,228	(44,860)
05/09/2024	CITI	USD	322,195	ILS	1,150,000	442	03/12/2024	BCLY	USD	706,611	CAD	957,671	(849)
05/09/2024	DB	USD	1,013,315	ILS	3,650,000	10,705	03/12/2024	GS	USD	2,820,564	CAD	3,806,045	(15,672)
05/09/2024	GS	USD	572,437	ILS	2,100,000	16,725	04/30/2024	GS	USD	3,777,109	CAD	5,060,000	(45,380)
05/09/2024	SSB	USD	409,141	ILS	1,500,000	11,689	03/12/2024	JPM	USD	1,489,529	CAD	2,013,101	(5,960)
05/08/2024	CITI	USD	861,279	INR	71,806,560	2,758	03/12/2024	SSB	USD	25,030,640	CAD	33,478,955	(358,088)
05/28/2024	SSB	USD	292,942	KRW	390,000,000	434	04/30/2024	SSB	USD	2,374,371	CAD	3,190,042	(21,728)
04/02/2024	BCLY	USD	11,447,895	MXN	199,193,371	185,004	03/28/2024	BCLY	USD	698,769	CHF	613,859	(2,842)
04/02/2024	JPM	USD	455,140	MXN	7,823,348	1,744	04/12/2024	GS	USD	3,516,266	CHF	3,030,000	(75,580)
04/18/2024	MSCI	USD	3,229,777	MXN	56,181,232	42,961	03/28/2024	JPM	USD	2,058,619	CHF	1,807,514	(9,453)
04/02/2024	MSCI	USD	11,479,893	MXN	199,193,371	153,005	03/28/2024	BCLY	USD	1,446,083	EUR	1,334,700	(2,137)
05/20/2024	MSCI	USD	308,871	PLN	1,250,000	3,885	03/28/2024	JPM	USD	16,555,536	EUR	15,260,669	(45,762)
04/10/2024	BBH	USD	1,920,081	SEK	19,900,000	2,539	04/18/2024	BCLY	USD	8,240,325	GBP	6,510,000	(20,566)
04/10/2024	DB	USD	2,394,475	SEK	25,000,000	20,877	03/25/2024	BCLY	USD	1,051,662	GBP	830,804	(2,808)
04/10/2024	GS	USD	220,437	SEK	2,300,000	1,776	03/25/2024	DB	USD	21,666,077	GBP	17,048,243	(143,411)
04/10/2024	MSCI	USD	1,166,103	SEK	12,100,000	2,928	03/25/2024	JPM	USD	3,065,143	GBP	2,421,304	(8,351)
03/28/2024	MSCI	ZAR	12,400,000	USD	645,978	769	03/25/2024	BCLY	USD	4,644,439	JPY	676,823,813	(115,005)
05/08/2024	SSB	AUD	2,540,000	USD	1,646,785	(7,507)	03/25/2024	MSCI	USD	4,444,111	JPY	651,768,541	(82,352)
04/02/2024	GS	BRL	750,000	USD	150,116	(303)	03/21/2024	MSCI	USD	22,157,005	JPY	3,308,209,971	(31,822)
04/02/2024	MSCI	BRL	4,817,025	USD	962,975	(3,124)	05/28/2024	CITI	USD	67,592	KRW	89,581,441	(205)
04/26/2024	MSCI	COP	4,958,470,100	USD	1,236,511	(15,975)	03/25/2024	BCLY	USD	2,426,575	NOK	25,412,673	(32,707)
04/16/2024	CITI	CZK	4,200,000	USD	177,192	(1,876)	04/16/2024	CITI	USD	988,097	NOK	10,400,000	(7,904)
04/30/2024	MSCI	EUR	2,090,000	USD	2,251,685	(12,439)	03/25/2024	DB	USD	2,139,673	NOK	22,584,850	(12,186)
04/18/2024	SSB	GBP	1,920,000	USD	2,419,415	(4,846)	04/16/2024	JPM	USD	17,629,775	NOK	180,922,042	(578,000)
05/09/2024	CITI	ILS	2,587,392	USD	713,159	(12,742)	04/26/2024	JPM	USD	110,552	NOK	1,163,435	(873)
03/25/2024	BCLY	JPY	1,683,614,193	USD	11,250,386	(16,679)	04/26/2024	MSCI	USD	26,094,634	NOK	271,634,470	(487,398)
03/25/2024	JPM	JPY	137,137,127	USD	917,187	(561)	03/25/2024	SSB	USD	56,770,671	NOK	595,825,791	(644,009)
03/25/2024	MSCI	JPY	542,371,478	USD	3,619,374	(10,279)	04/10/2024	CITI	USD	2,573,951	SEK	26,300,000	(33,001)
04/18/2024	SSB	MXN	6,200,000	USD	356,685	(4,485)	04/24/2024	SSB	USD	84,795	SGD	113,543	(222)
03/25/2024	JPM	NOK	1,596,977	USD	149,857	(578)	03/28/2024	BCLY	USD	4,477,837	ZAR	84,608,598	(75,402)
03/27/2024	MSCI	PEN	1,520,000	USD	400,032	(1,725)	03/28/2024	CITI	ZAR	6,600,000	USD	341,150	(2,268)

05/20/2024	SSB	PLN	1,400,000	USD	350,267	(19)							$2,459,328

04/25/2024	CITI	RON	1,750,000	USD	376,660	(3,581)

See accompanying notes to the financial statements.	86

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Buys
13	Australia Government Bond 10 Yr.	March 2024	971,886	(2,967)
63	CBOE Volatility Index(j)	March 2024	882,554	(38,424)
374	Corn(j)	May 2024	8,031,650	(272,552)
103	Cotton(j)	May 2024	5,127,855	403,933
21	DAX Index	March 2024	10,083,235	467,190
100	E-mini Russell 2000 Index	March 2024	10,286,500	461,868
353	FTSE 100 Index	March 2024	34,032,417	87,781
111	FTSE MIB Index	March 2024	19,603,957	1,128,961
128	Hang Seng Index	March 2024	13,391,698	(287,828)
295	Iron Ore(j)	April 2024	3,394,860	(196,542)
639	MSCI Singapore	March 2024	13,383,817	(118,848)
60	NYMEX Platinum Futures(j)	April 2024	2,652,000	(125,546)
197	S&P 500 E-Mini	March 2024	50,271,938	1,372,488
804	Soybean(j)	May 2024	45,858,150	(2,298,971)
606	Soybean Meal(j)	May 2024	19,949,520	(995,251)
72	Soybean Oil(j)	May 2024	1,953,072	(49,367)
272	Sugar(j)	April 2024	6,607,642	(382,778)
431	U.S. Treasury Note 10 Yr. (CBT)	June 2024	47,598,563	28,015
730	U.S. Treasury Note 5 Yr. (CBT)	June 2024	78,041,563	148,086
82	UK Gilt Long Bond	June 2024	10,153,155	47,632
109	WCE Canola Futures(j)	May 2024	953,665	(16,677)

			$383,229,697	$(639,797)

Number of Contracts +	Type	Expiration Date	Notional Amount ($)	Value/Net Unrealized Appreciation (Depreciation) ($)
Sales
75	CAC40 10 Euro	March 2024	6,447,000	(116,700)
75	Canadian Government Bond 10 Yr.	June 2024	6,624,360	(17,545)
270	Cocoa(j)	May 2024	16,332,300	(1,353,441)
171	Coffee(j)	May 2024	11,821,444	182,740
187	Copper(j)	May 2024	17,984,725	(442,703)
25	Euro Bund	March 2024	3,584,201	37,159
14	Euro Bund	June 2024	2,001,252	(6,310)
86	FTSE Taiwan Index	March 2024	5,569,379	(26,857)
180	Gold (j)	April 2024	36,984,600	9,118
284	IFSC NIFTY 50 Index	March 2024	12,605,056	65,192
225	KOSPI 200 Index	March 2024	15,055,500	(533,245)
22	Live Cattle Futures(j)	April 2024	1,631,080	18,473
337	Natural Gas(j)	March 2024	6,268,200	287,409
127	NY Harbor ULSD Futures(j)	March 2024	14,134,567	538,771
202	OMX Stockholm 30 Index	March 2024	4,796,207	(131,497)
64	RBOB Gasoline(j)	March 2024	6,937,728	(295,481)
52	S&P/TSX 60	March 2024	9,890,020	(213,618)
97	Silver(j)	May 2024	11,099,225	(10,270)
154	SPI 200 Futures	March 2024	19,213,475	(428,958)
193	Swiss Market New Index Futures	March 2024	24,801,068	(406,671)
75	TOPIX Index	March 2024	13,431,162	(513,014)
1,101	Wheat(j)	May 2024	31,722,563	1,145,140
164	WTI Crude(j)	March 2024	12,834,640	(356,832)

			$291,769,752	$(2,569,140)

+	Buys - Fund is long the futures contract.

Sales - Fund is short the futures contract.

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Value ($)
Equity Options – Calls
Silicon Motion Technology Corp.(g)	60.00	03/15/24	(138)	USD (976,902)	(144,900)

TOTAL WRITTEN OPTIONS (Premiums $78,200)					$(144,900)

Swap Contracts

Centrally Cleared Interest Rate Swaps

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
4.20%	3 Month AUD BBSW	AUD	68,200,000	03/20/2026	Quarterly	(68,580)	(165,351)	(96,771)
3.95%	3 Month AUD BBSW	AUD	15,000,000	03/20/2026	Quarterly	(728)	9,382	10,110
4.09%	3 Month AUD BBSW	AUD	18,500,000	03/20/2026	Quarterly	—	(19,689)	(19,689)
3 Month AUD BBSW	3.95%	AUD	28,000,000	03/20/2026	Quarterly	—	(19,455)	(19,455)
3 Month AUD BBSW	4.07%	AUD	24,000,000	03/20/2026	Quarterly	—	20,488	20,488
CAD-CORRA-OIS-COMPOUND	4.01%	CAD	29,500,000	03/20/2026	Annually	—	(75,731)	(75,731)

87	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
CAD-CORRA-OIS-COMPOUND	4.19%	CAD	33,500,000	03/20/2026	Annually	82,356	(3,207)	(85,563)
3.99%	CAD-CORRA-OIS-COMPOUND	CAD	13,500,000	03/20/2026	Annually	—	38,980	38,980
CHF-SARON-OIS-COMPOUND	1.03%	CHF	6,500,000	03/20/2026	Annually	(3,158)	(10,778)	(7,620)
CHF-SARON-OIS-COMPOUND	1.08%	CHF	61,750,000	03/20/2026	Annually	(18,971)	(37,610)	(18,639)
CHF-SARON-OIS-COMPOUND	1.10%	CHF	12,000,000	03/20/2026	Annually	279	(2,068)	(2,347)
CHF-SARON-OIS-COMPOUND	1.21%	CHF	22,500,000	03/20/2026	Annually	—	56,150	56,150
1.11%	CHF-SARON-OIS-COMPOUND	CHF	12,500,000	03/20/2026	Annually	—	(1,505)	(1,505)
EUR-EuroSTR-COMPOUND	2.43%	EUR	4,055,000	03/20/2026	Annually	53	(46,171)	(46,224)
EUR-EuroSTR-COMPOUND	2.52%	EUR	11,500,000	03/20/2026	Annually	—	(110,348)	(110,348)
EUR-EuroSTR-COMPOUND	2.63%	EUR	4,500,000	03/20/2026	Annually	—	(32,426)	(32,426)
EUR-EuroSTR-COMPOUND	2.64%	EUR	7,000,000	03/20/2026	Annually	—	(48,687)	(48,687)
2.83%	EUR-EuroSTR-COMPOUND	EUR	58,680,000	03/20/2026	Annually	(245,753)	183,164	428,917
2.51%	EUR-EuroSTR-COMPOUND	EUR	11,500,000	03/20/2026	Annually	—	110,708	110,708
GBP-SONIA-COMPOUND	4.12%	GBP	11,000,000	03/20/2026	Annually	—	(114,307)	(114,307)
GBP-SONIA-COMPOUND	4.16%	GBP	5,500,000	03/20/2026	Annually	—	(51,399)	(51,399)
GBP-SONIA-COMPOUND	4.62%	GBP	35,000,000	03/20/2026	Annually	91,515	52,322	(39,193)
4.08%	GBP-SONIA-COMPOUND	GBP	12,000,000	03/20/2026	Annually	—	136,124	136,124
3.75%	GBP-SONIA-COMPOUND	GBP	12,000,000	03/20/2026	Annually	4,112	228,121	224,009
4.04%	GBP-SONIA-COMPOUND	GBP	13,000,000	03/20/2026	Annually	7,213	157,553	150,340
5.19%	3 Month NZD Bank Bill Rate	NZD	26,200,000	03/20/2026	Quarterly	(57,669)	(73,589)	(15,920)
4.64%	3 Month NZD Bank Bill Rate	NZD	28,500,000	03/20/2026	Quarterly	—	101,653	101,653
3 Month NZD Bank Bill Rate	5.09%	NZD	25,500,000	03/20/2026	Quarterly	—	40,336	40,336
3 Month SEK STIBOR	2.92%	SEK	163,880,000	03/20/2026	Quarterly	(5,033)	(116,732)	(111,699)
4.33%	USD-SOFR-COMPOUND	USD	13,000,000	06/20/2026	Annually	—	(10,662)	(10,662)
6 Month AUD BBSW	4.37%	AUD	67,350,000	03/20/2034	Semi-annual	(141,859)	(13,896)	127,963
6 Month AUD BBSW	4.41%	AUD	4,000,000	03/20/2034	Semi-annual	1,839	9,149	7,310
6 Month AUD BBSW	4.48%	AUD	6,600,000	03/20/2034	Semi-annual	—	39,331	39,331
6 Month AUD BBSW	4.51%	AUD	4,300,000	03/20/2034	Semi-annual	—	32,185	32,185
6 Month AUD BBSW	4.60%	AUD	15,500,000	03/20/2034	Semi-annual	32,465	186,873	154,408
4.56%	6 Month AUD BBSW	AUD	5,600,000	03/20/2034	Semi-annual	—	(54,730)	(54,730)
4.46%	6 Month AUD BBSW	AUD	8,600,000	03/20/2034	Semi-annual	—	(38,581)	(38,581)
4.42%	6 Month AUD BBSW	AUD	7,100,000	03/20/2034	Semi-annual	—	(16,725)	(16,725)
4.42%	6 Month AUD BBSW	AUD	6,600,000	03/20/2034	Semi-annual	—	(18,151)	(18,151)
CAD-CORRA-OIS-COMPOUND	3.43%	CAD	7,300,000	03/20/2034	Annually	—	(30,883)	(30,883)
CAD-CORRA-OIS-COMPOUND	3.46%	CAD	3,400,000	03/20/2034	Annually	—	(8,649)	(8,649)
CAD-CORRA-OIS-COMPOUND	3.49%	CAD	8,100,000	03/20/2034	Annually	—	(6,693)	(6,693)
CAD-CORRA-OIS-COMPOUND	3.49%	CAD	3,100,000	03/20/2034	Annually	—	(1,420)	(1,420)
CAD-CORRA-OIS-COMPOUND	3.61%	CAD	3,500,000	03/20/2034	Annually	—	22,764	22,764
3.15%	CAD-CORRA-OIS-COMPOUND	CAD	7,400,000	03/20/2034	Annually	—	160,219	160,219
3.41%	CAD-CORRA-OIS-COMPOUND	CAD	6,700,000	03/20/2034	Annually	—	38,620	38,620
3.45%	CAD-CORRA-OIS-COMPOUND	CAD	7,800,000	03/20/2034	Annually	(24,281)	23,908	48,189
3.45%	CAD-CORRA-OIS-COMPOUND	CAD	4,000,000	03/20/2034	Annually	—	12,383	12,383
CHF-SARON-OIS-COMPOUND	1.25%	CHF	2,600,000	03/20/2034	Annually	—	12,485	12,485
1.21%	CHF-SARON-OIS-COMPOUND	CHF	2,500,000	03/20/2034	Annually	(8,102)	(2,052)	6,050
1.19%	CHF-SARON-OIS-COMPOUND	CHF	13,560,000	03/20/2034	Annually	(31,702)	26,808	58,510
1.35%	CHF-SARON-OIS-COMPOUND	CHF	4,300,000	03/20/2034	Annually	—	(68,305)	(68,305)
1.26%	CHF-SARON-OIS-COMPOUND	CHF	1,400,000	03/20/2034	Annually	(2,077)	(7,928)	(5,851)
EUR-EuroSTR-COMPOUND	2.19%	EUR	5,500,000	03/20/2034	Annually	—	(191,826)	(191,826)
EUR-EuroSTR-COMPOUND	2.21%	EUR	1,900,000	03/20/2034	Annually	—	(63,194)	(63,194)
EUR-EuroSTR-COMPOUND	2.42%	EUR	4,700,000	03/20/2034	Annually	—	(59,744)	(59,744)
EUR-EuroSTR-COMPOUND	2.43%	EUR	2,600,000	03/20/2034	Annually	—	(32,061)	(32,061)

See accompanying notes to the financial statements.	88

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

Centrally Cleared Interest Rate Swaps — continued

Fund Pays	Fund Receives	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
EUR-EuroSTR-COMPOUND	2.50%	EUR	1,600,000	03/20/2034	Annually	—	(8,542)	(8,542)
EUR-EuroSTR-COMPOUND	2.54%	EUR	13,270,000	03/20/2034	Annually	37,009	(18,456)	(55,465)
EUR-EuroSTR-COMPOUND	2.61%	EUR	3,300,000	03/20/2034	Annually	—	17,229	17,229
2.27%	EUR-EuroSTR-COMPOUND	EUR	916,000	03/20/2034	Annually	(1,502)	24,645	26,147
2.52%	EUR-EuroSTR-COMPOUND	EUR	5,610,000	03/20/2034	Annually	(7,156)	16,181	23,337
2.45%	EUR-EuroSTR-COMPOUND	EUR	1,700,000	03/20/2034	Annually	—	16,434	16,434
2.42%	EUR-EuroSTR-COMPOUND	EUR	2,700,000	03/20/2034	Annually	—	33,936	33,936
2.42%	EUR-EuroSTR-COMPOUND	EUR	2,600,000	03/20/2034	Annually	—	34,534	34,534
2.41%	EUR-EuroSTR-COMPOUND	EUR	2,400,000	03/20/2034	Annually	—	32,905	32,905
2.52%	EUR-EuroSTR-COMPOUND	EUR	1,500,000	03/20/2034	Annually	—	5,154	5,154
2.48%	EUR-EuroSTR-COMPOUND	EUR	1,100,000	03/20/2034	Annually	—	8,175	8,175
2.54%	EUR-EuroSTR-COMPOUND	EUR	4,800,000	03/20/2034	Annually	—	8,731	8,731
2.55%	EUR-EuroSTR-COMPOUND	EUR	3,300,000	03/20/2034	Annually	—	822	822
2.55%	EUR-EuroSTR-COMPOUND	EUR	3,900,000	03/20/2034	Annually	—	1,528	1,528
GBP-SONIA-COMPOUND	3.15%	GBP	3,200,000	03/20/2034	Annually	(3,292)	(223,021)	(219,729)
GBP-SONIA-COMPOUND	3.41%	GBP	2,800,000	03/20/2034	Annually	—	(119,990)	(119,990)
GBP-SONIA-COMPOUND	3.51%	GBP	3,000,000	03/20/2034	Annually	(11,634)	(98,146)	(86,512)
GBP-SONIA-COMPOUND	3.51%	GBP	4,400,000	03/20/2034	Annually	—	(143,497)	(143,497)
GBP-SONIA-COMPOUND	3.54%	GBP	3,200,000	03/20/2034	Annually	(3,219)	(95,677)	(92,458)
GBP-SONIA-COMPOUND	3.70%	GBP	1,900,000	03/20/2034	Annually	—	(24,996)	(24,996)
GBP-SONIA-COMPOUND	3.84%	GBP	2,500,000	03/20/2034	Annually	—	2,184	2,184
GBP-SONIA-COMPOUND	3.85%	GBP	5,410,000	03/20/2034	Annually	1,438	11,209	9,771
3.89%	GBP-SONIA-COMPOUND	GBP	8,300,000	03/20/2034	Annually	(31,078)	(49,325)	(18,247)
3.24%	GBP-SONIA-COMPOUND	GBP	1,700,000	03/20/2034	Annually	—	103,143	103,143
3.36%	GBP-SONIA-COMPOUND	GBP	2,800,000	03/20/2034	Annually	—	135,617	135,617
3.65%	GBP-SONIA-COMPOUND	GBP	2,500,000	03/20/2034	Annually	—	45,690	45,690
3.62%	GBP-SONIA-COMPOUND	GBP	1,100,000	03/20/2034	Annually	—	23,765	23,765
3.68%	GBP-SONIA-COMPOUND	GBP	1,300,000	03/20/2034	Annually	—	20,364	20,364
3.74%	GBP-SONIA-COMPOUND	GBP	2,600,000	03/20/2034	Annually	—	23,821	23,821
3.90%	GBP-SONIA-COMPOUND	GBP	3,200,000	03/20/2034	Annually	—	(22,130)	(22,130)
4.30%	3 Month NZD Bank Bill Rate	NZD	10,800,000	03/20/2034	Quarterly	—	126,401	126,401
4.69%	3 Month NZD Bank Bill Rate	NZD	6,100,000	03/20/2034	Quarterly	—	(46,649)	(46,649)
3 Month NZD Bank Bill Rate	4.48%	NZD	6,700,000	03/20/2034	Quarterly	—	(16,922)	(16,922)
3 Month NZD Bank Bill Rate	4.75%	NZD	6,000,000	03/20/2034	Quarterly	15,207	62,680	47,473
3 Month NZD Bank Bill Rate	4.77%	NZD	12,000,000	03/20/2034	Quarterly	42,453	137,534	95,081
3 Month SEK STIBOR	2.20%	SEK	67,000,000	03/20/2034	Quarterly	—	(328,702)	(328,702)
3 Month SEK STIBOR	2.24%	SEK	50,000,000	03/20/2034	Quarterly	—	(229,286)	(229,286)
3 Month SEK STIBOR	2.47%	SEK	37,000,000	03/20/2034	Quarterly	—	(97,031)	(97,031)
3 Month SEK STIBOR	2.59%	SEK	42,000,000	03/20/2034	Quarterly	—	(69,090)	(69,090)
3 Month SEK STIBOR	2.63%	SEK	22,000,000	03/20/2034	Quarterly	—	(28,503)	(28,503)
3 Month SEK STIBOR	2.76%	SEK	28,000,000	03/20/2034	Quarterly	—	(6,579)	(6,579)
3 Month SEK STIBOR	2.84%	SEK	31,000,000	03/20/2034	Quarterly	—	12,316	12,316
2.47%	3 Month SEK STIBOR	SEK	36,640,000	03/20/2034	Quarterly	2,884	97,855	94,971
2.49%	3 Month SEK STIBOR	SEK	401,940,000	03/20/2034	Quarterly	(44,261)	997,232	1,041,493
2.28%	3 Month SEK STIBOR	SEK	45,000,000	03/20/2034	Quarterly	—	188,763	188,763
2.63%	3 Month SEK STIBOR	SEK	49,000,000	03/20/2034	Quarterly	—	65,523	65,523
2.60%	3 Month SEK STIBOR	SEK	43,000,000	03/20/2034	Quarterly	2,166	68,517	66,351
USD-SOFR-COMPOUND	3.88%	USD	3,100,000	06/20/2034	Annually	—	15,008	15,008

						$(389,066)	$856,507	$1,245,573

89	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

Swap Contracts — continued

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount		Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
1 Month Federal Funds Rate minus 0.06%	Total Return on MSCI World Daily Total Return Net Value Index	UBSA	USD	6,022,218	05/22/2024	Monthly	—	17,225	17,225
Total Return on MSCI World Daily Total Return Net Growth Index	1 Month Federal Funds Rate plus 0.02%	UBSA	USD	8,992,983	05/22/2024	Monthly	—	(31,333)	(31,333)
1 Month Federal Funds Rate plus 0.07%	Total Return on MSCI World Daily Total Return Net Value Index	UBSA	USD	6,554,926	08/09/2024	Monthly	—	190,664	190,664
Total Return on MSCI World Daily Total Return Net Value Index	1 Month Federal Funds Rate plus 0.11%	UBSA	USD	5,732,925	08/09/2024	Monthly	—	(161,342)	(161,342)
1 Month Federal Funds Rate plus 0.03%	Total Return on MSCI World Daily Total Return Net Value Index	GS	USD	17,702,834	04/30/2024	Monthly	—	—	—
Total Return on MSCI World Daily Total Return Net Growth Index	1 Month Federal Funds Rate minus 0.02%	GS	USD	17,069,328	04/30/2024	Monthly	—	—	—
1 Month Federal Funds Rate plus 0.06%	Total Return on MSCI World Daily Total Return Net Value Index	JPM	USD	2,532,909	12/16/2024	Monthly	—	35,738	35,738
Total Return on MSCI World Daily Total Return Net Growth Index	1 Month Federal Funds Rate minus 0.17%	JPM	USD	4,044,473	12/16/2024	Monthly	—	(53,540)	(53,540)
Total Return on Equity Basket (m)	1 Month Federal Funds Rate minus 0.40%	GS	USD	27,446,149	06/24/2024	Monthly	—	549,421	549,421
Total Return on Equity Basket (n)	1 Month Federal Funds Rate minus 0.40%	MORD	USD	33,020,485	06/18/2024	Monthly	—	(630,957)	(630,957)

							$—	$(84,124)	$(84,124)

See accompanying notes to the financial statements.	90

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 29, 2024

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

† Denominated in U.S. Dollar, unless otherwise indicated. * Non-income producing security.

(a)   All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b) All or a portion of this security is out on loan (Note 2).
(c) Securities are traded on separate exchanges for the same entity.
(d) Investment valued using significant unobservable inputs (Note 2).

(e)   Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(f) The security is restricted as to resale.
(g) All or a portion of this investment is held in connection with one or more holdings within the Fund.
(h) Preferred dividend rates are disclosed to the extent that a stated rate exists.
(i) Security is in default.
(j) All or a portion of this security or derivative is owned by GMO Implementation SPC Ltd., which is a 100% owned subsidiary of GMO Implementation Fund.
(k) The rate disclosed is the 7 day net yield as of February 29, 2024.
(l) The rate shown represents yield-to-maturity.
(m) Periodic payments made/received are based on the total return of the referenced entity. Custom equity basket swap which has a notional amount of less than 1% of the Fund’s total net assets.
(n) The following table represents the individual long and/or short positions within the custom equity basket swap as of February 29, 2024.

Shares	Description	% of Equity Basket	Value ($)
(244,000)	Alibaba Health Information Technology Ltd.	0.3%	(106,617)
(369,000)	China Molybdenum Co. Ltd. – Class H	0.7%	(227,639)
(44,000)	China Southern Airlines Co. Ltd. – Class H	0.0%	(16,330)
(1,730,000)	Genscript Biotech Corp.	10.4%	(3,497,430)
(3,271,300)	Gulf Energy Development PCL NVDR	11.7%	(3,927,510)
(6,273)	Hanmi Pharm Co. Ltd.	4.7%	(1,574,387)
(291,000)	Hapvida Participacoes e Investimentos SA	0.6%	(214,836)
(1,015)	Hotel Shilla Co. Ltd.	0.1%	(45,884)
(134,500)	Innovent Biologics, Inc.	2.2%	(725,318)
(18,577)	Kakao Corp.	2.2%	(745,643)
(2,686,000)	Kingdee International Software Group Co. Ltd.	8.6%	(2,888,221)
(112,499)	Korea Aerospace Industries Ltd.	12.9%	(4,340,725)
(327,700)	Microport Scientific Corp.	1.0%	(320,699)
403,642	Nokia OYJ	(4.2%)	1,422,875
(506,000)	Nongfu Spring Co. Ltd. – Class H	8.5%	(2,861,329)
(15)	POSCO Chemical Co. Ltd.	0.0%	(3,585)
(90,300)	Rede D’Or Sao Luiz SA	1.4%	(459,938)
(9,284)	Samsung Biologics Co. Ltd.	16.1%	(5,402,070)
(726,412)	Samsung Heavy Industries Co. Ltd.	12.8%	(4,318,558)
(226,250)	Shandong Gold Mining Co. Ltd. - Class H	1.1%	(357,490)
128,512	Stora Enso OYJ – R Shares	(4.8%)	1,624,855
(15,062)	Yuhan Corp.	2.3%	(763,973)

	TOTAL COMMON STOCKS		$(33,593,968)

Shares	Description	% of Equity Basket	Value ($)
(2,004,000)	Air China Ltd. – Class H	3.2%	(1,073,114)
(1,563,300)	Airports Of Thailand PC NVDR	8.2%	(2,770,402)

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

91	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Developed Equity Allocation Fund returned +17.08% (net) for the fiscal year ended February 29, 2024, as compared with +14.41% for the Fund’s benchmark, the MSCI EAFE Index.

The Fund’s decision to hold a broadly 8% average off-benchmark position in emerging markets, managed ex-China, added a little to performance relative to the benchmark as the MSCI Emerging Markets ex-China Index produced a 19.7% return. The choice of managing emerging markets ex-China was particularly helpful as China continued to struggle for the year. A small overweight to Japan, which beat the MSCI EAFE Index, also contributed marginally to relative performance. Security selection in both developed and emerging markets was extremely strong, and this was the primary driver of the outperformance of the benchmark.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

93

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO International Developed Equity Allocation Fund Class III Shares and the MSCI EAFE Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	17.08%	7.75%	3.68%	n/a
Class R6	17.01%	n/a	n/a	1/22/21 4.78%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III and R6 the gross expense ratio of 0.70% and 0.70%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.62% and 0.62% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

94

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.9%
Short-Term Investments	6.0
Preferred Stocks	0.8
Debt Obligations	0.1
Futures Contracts	0.0 ^
Other	(3.8)

100.0%

Country/Region Summary¤	% of Investments
Japan	27.0%
France	12.8
United Kingdom	10.4
Netherlands	6.2
Italy	5.7
Spain	5.4
Switzerland	5.3
Germany	4.3
Other Emerging	4.2 †
Australia	2.9
Canada	2.2
Other Developed	2.2 ‡
Taiwan	2.1
Sweden	2.0
Norway	1.7
Singapore	1.6
Hong Kong	1.4
Belgium	1.3
India	1.3

100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.
^	Rounds to 0.0%.

95

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuers — 100.0%
1,366,769	GMO Emerging Markets ex-China Fund, Class VI	21,157,581
7,918,187	GMO International Equity Fund, Class IV	185,602,298
3,344,381	GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	47,858,092
549,320	GMO-Usonian Japan Value Creation Fund, Class VI	10,805,125

	TOTAL MUTUAL FUNDS (COST $258,204,158)	265,423,096

	SHORT-TERM INVESTMENTS — 0.0%
	Money Market Funds — 0.0%
116,212	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (a)	116,212

	TOTAL SHORT-TERM INVESTMENTS (COST $116,212)	116,212

	TOTAL INVESTMENTS — 100.0% (Cost $258,320,370)	265,539,308
	Other Assets and Liabilities (net) — (0.0%)	(36,337)

	TOTAL NET ASSETS — 100.0%	$265,502,971

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

See accompanying notes to the financial statements.	96

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO International Equity Allocation Fund returned +17.53% (net) for the fiscal year ended February 29, 2024, compared to +12.51% for the MSCI All Country World Index (“ACWI”) ex USA.

The Fund’s overweight to emerging markets detracted modestly from performance relative to the benchmark as the MSCI Emerging Markets Index delivered a moderate 8.7% return. We believed that emerging markets were trading at preferential valuations but, unfortunately, China continued to struggle, and this weighed heavily on emerging market performance. However, security selection in both developed and emerging markets was very strong, and an approach of managing some of the emerging assets ex-China was also beneficial, and this led to excellent outperformance of the benchmark.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

97

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI ex USA

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception
Class III	17.53%	5.19%	2.96%	n/a
Class R6	17.49%	n/a	n/a	8/30/19 6.56%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For Class III and R6 the gross expense ratio of 0.70% and 0.70%, respectively, is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Classes listed above, the corresponding net expense ratio of 0.67% and 0.67% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

98

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	95.1%
Short-Term Investments	4.3
Preferred Stocks	2.7
Debt Obligations	0.1
Futures Contracts	0.1
Other	(2.3)

100.0%

Country/Region Summary¤	% of Investments
Japan	18.8%
Taiwan	8.6
France	8.4
United Kingdom	6.9
China	6.6
India	4.6
Netherlands	4.1
Other Emerging	3.8 †
Italy	3.8
Brazil	3.6
Spain	3.5
Switzerland	3.5
South Africa	3.3
Germany	2.8
Other Developed	2.3 ‡
Mexico	2.2
South Korea	2.1
Australia	2.0
Indonesia	1.5
Canada	1.4
Hungary	1.4
Sweden	1.4
Hong Kong	1.3
Norway	1.1
Singapore	1.0

100.0%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

99

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.9%
	Affiliated Issuers — 99.9%
1,567,993	GMO Emerging Markets ex-China Fund, Class VI	24,272,532
3,815,511	GMO Emerging Markets Fund, Class VI	89,931,600
6,076,544	GMO International Equity Fund, Class IV	142,434,181
2,540,404	GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	36,353,186
629,117	GMO-Usonian Japan Value Creation Fund, Class VI	12,374,718

	TOTAL MUTUAL FUNDS (COST $337,425,161)	305,366,217

	SHORT-TERM INVESTMENTS — 0.1%
	Money Market Funds — 0.1%
201,400	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (a)	201,400

	TOTAL SHORT-TERM INVESTMENTS (COST $201,400)	201,400

	TOTAL INVESTMENTS — 100.0% (Cost $337,626,561)	305,567,617
	Other Assets and Liabilities (net) — (0.0%)	(40,909)

	TOTAL NET ASSETS — 100.0%	$305,526,708

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 29, 2024.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

See accompanying notes to the financial statements.	100

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Strategic Opportunities Allocation Fund returned +14.44% (net) for the fiscal year ended February 29, 2024, as compared with +19.29% for the GMO Strategic Opportunities Allocation Index (75% MSCI World Index (MSCI Standard Index Series) and 25% Bloomberg U.S. Aggregate Index).

The Fund’s circa 18% off-benchmark position in alternatives had a significant detrimental impact on relative performance. It is invested in the Equity Dislocation Strategy, which is long cheap Value stocks and short expensive Growth stocks, and endured a challenging year as Growth significantly outperformed finishing with a, very respectable in context, return of -0.9%. The Fund held an average 69% in equities over the period, and the return of 19.0% was behind the MSCI World Index return of 25.0%. In terms of regional biases, the decision to lean away from the U.S. in favor of being overweight developed ex-U.S. equities and overweight emerging market equities was a substantial headwind as the U.S. outperformed. Security selection in emerging and developed ex-U.S. markets was strong, but could not offset the allocation positioning. The Fund held an average of 13% in fixed income, with an emphasis on credit including an allocation to emerging market debt. The Fund’s fixed income exposure posted 10.4%, nicely ahead of the 3.3% return from the Bloomberg U.S. Aggregate Index, with the outperformance largely driven by an excellent return from the emerging debt exposure, which was well ahead of its reference benchmark.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments. All information is unaudited.

101

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $1,000,000 Investment in

GMO Strategic Opportunities Allocation Fund Class III Shares, the

GMO Strategic Opportunities Allocation Index*, the MSCI World Index and the Bloomberg

U.S. Aggregate Index

As of February 29, 2024

	Average Annual Total Returns
	1 Year	5 Year	10 Year
Class III	14.44%	6.71%	5.09%

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 29, 2024. All information is unaudited.

*	The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Bloomberg U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

102

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

For Class III the gross expense ratio of 0.85% is equal to the Fund’s Total Annual Operating Expenses set forth in the Fund’s most recent prospectus dated June 30, 2023. For the Class listed above, the net expense ratio of 0.70% reflects the reduction of expenses from fee reimbursements. The fee reimbursements will continue until at least June 30, 2024. Elimination of this reimbursement will result in higher fees and lower performance.

103

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 29, 2024 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	85.4%
Short-Term Investments	22.2
Debt Obligations	8.4
Preferred Stocks	1.7
Loan Assignments	0.1
Futures Contracts	0.0	^
Forward Currency Contracts	0.0	^
Rights/Warrants	0.0	^
Investment Funds	0.0	^
Loan Participations	0.0	^
Written Options/Credit Linked Options	0.0	^
Purchased Options	0.0	^
Swap Contracts	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Securities Sold Short	(16.6)
Other	(1.2)

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	17.8%
Other Emerging	3.4	†
Other Developed	0.1	‡
Euro Region	0.0	§^

	21.3%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	22.8%
Japan	10.6
Other Developed	5.1	‡
Taiwan	3.9
France	3.6
United Kingdom	3.2
Other Emerging	3.1	†
India	2.4
China	2.0
Brazil	1.9
Netherlands	1.7
Spain	1.6
Switzerland	1.6
South Korea	1.5
South Africa	1.5
Mexico	1.2
Canada	1.2
Italy	1.2
Euro Region	0.0	§^

	70.1%

&

The table incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation).

¤

The table incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.
‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.
§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.
^	Rounds to 0.0%.

104

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	COMMON STOCKS — 21.1%
	Australia — 0.4%
16,457	BlueScope Steel Ltd. (a)	244,723
22,207	Brambles Ltd. (a)	218,050
44,850	GPT Group – (REIT) (a)	126,846
83,063	Mirvac Group – (REIT) (a)	117,813
44,089	Scentre Group – (REIT) (a)	89,230
42,562	Stockland – (REIT) (a)	124,358

	Total Australia	921,020

	Belgium — 0.3%
5,649	Ageas SA (a)	240,080
358	Sofina SA (a)	81,939
3,202	UCB SA (a)	369,445

	Total Belgium	691,464

	Brazil — 0.0%
1,107	Vale SA	14,918

	Canada — 1.0%
3,100	Alimentation Couche-Tard, Inc. (a)	192,261
967	Brookfield Asset Management Ltd. – Class A (a)	39,405
5,287	Brookfield Corp. – Class A (a)	218,195
2,400	Canadian Tire Corp. Ltd. – Class A (a)	244,218
300	CGI, Inc. * (a)	34,444
1,200	iA Financial Corp., Inc. (a)	74,415
1,500	Magna International, Inc. (a)	82,651
9,200	Manulife Financial Corp. (a) (b)	218,349
7,400	Manulife Financial Corp. (a) (b)	175,676
2,752	Nutrien Ltd. (a)	143,764
2,300	Onex Corp. (a)	171,286
794	Open Text Corp. (a)	30,561
7,300	Quebecor, Inc. – Class B (a)	170,727
3,200	West Fraser Timber Co. Ltd. (a) (b)	257,528
400	West Fraser Timber Co. Ltd. (b) (c)	32,200

	Total Canada	2,085,680

	China — 0.3%
78,000	Bank of Communications Co. Ltd. – Class H	51,101
13,000	Beijing Enterprises Holdings Ltd.	48,904
304,000	China Construction Bank Corp. – Class H	188,528
46,500	China Overseas Land & Investment Ltd.	68,672
152,000	China Railway Group Ltd. – Class H	74,037
286,000	China Zhongwang Holdings Ltd. * (d)	—
110,000	CITIC Ltd.	110,657
65,000	COSCO Shipping Holdings Co. Ltd. – Class H	69,975
60,000	Dongfeng Motor Group Co. Ltd. – Class H	25,666
9,000	Kingboard Holdings Ltd.	17,653
9,900	Shanghai Pharmaceuticals Holding Co. Ltd. – Class H	15,920
8,000	Sinopharm Group Co. Ltd. – Class H	22,388

Shares	Description	Value ($)
	China — continued
1,186	Tencent Holdings Ltd.	41,546

	Total China	735,047

	Denmark — 0.4%
49	AP Moller - Maersk AS – Class A (a)	66,560
131	AP Moller - Maersk AS – Class B (a)	185,908
12,003	Danske Bank AS (a)	353,130
339	Genmab AS * (a)	94,181
516	Pandora AS (a)	83,448
475	ROCKWOOL AS – B Shares (a)	152,024

	Total Denmark	935,251

	Finland — 0.2%
3,711	Neste OYJ (a)	101,726
86,641	Nokia OYJ (a)	305,418
6,647	Stora Enso OYJ – R Shares (a)	84,042

	Total Finland	491,186

	France — 0.8%
9,781	ArcelorMittal SA	255,141
1,232	BNP Paribas SA (a)	73,945
580	Cie de Saint-Gobain SA (a)	44,713
223	LVMH Moet Hennessy Louis Vuitton SE (a)	203,540
729	Publicis Groupe SA (a)	77,132
6,394	Renault SA (a)	266,972
1,505	Safran SA (a)	315,584
10,582	Societe Generale SA (a)	256,990
1,536	STMicroelectronics NV - NY Shares	70,072
8,658	Vivendi SE (a)	96,750

	Total France	1,660,839

	Germany — 0.3%
310	Bayerische Motoren Werke AG (a)	36,669
1,331	Beiersdorf AG (a)	190,787
1,413	Continental AG (a)	113,344
1,882	Fresenius SE & Co. KGaA (a)	52,706
3,117	Mercedes-Benz Group AG (a)	248,377

	Total Germany	641,883

	Hong Kong — 0.1%
19,111	Galaxy Entertainment Group Ltd.	104,055
4,500	Orient Overseas International Ltd. (a)	69,684

	Total Hong Kong	173,739

	India — 0.4%
4,804	Bharat Petroleum Corp. Ltd.	35,118
64,626	GAIL India Ltd.	142,321
6,193	Hindalco Industries Ltd.	37,764
22,810	Hindustan Petroleum Corp. Ltd.	141,769
88,428	Indian Oil Corp. Ltd.	177,940

105	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	India — continued
66,639	Oil & Natural Gas Corp. Ltd.	212,805

	Total India	747,717

	Ireland — 0.1%
2,059	Ryanair Holdings PLC Sponsored ADR (a)	284,657

	Israel — 0.2%
269	Check Point Software Technologies Ltd. * (c)	43,153
24,056	Teva Pharmaceutical Industries Ltd. Sponsored ADR* (a)	316,336
5,573	Teva Pharmaceutical Industries Ltd. *	73,246

	Total Israel	432,735

	Italy — 0.3%
3,028	Leonardo SpA (a)	64,739
15,258	Stellantis NV (a)	399,143
465,893	Telecom Italia SpA * (a)	140,069

	Total Italy	603,951

	Japan — 1.8%
1,900	Chubu Electric Power Co., Inc. (a)	23,648
900	FUJIFILM Holdings Corp. (a)	57,327
29,100	Honda Motor Co. Ltd. (a)	345,782
18,800	Inpex Corp. (a)	250,580
7,800	ITOCHU Corp. (a)	338,839
2,300	Kansai Electric Power Co., Inc. (a)	29,414
4,500	Kawasaki Kisen Kaisha Ltd. (a)	214,790
8,900	Mitsui OSK Lines Ltd. (a)	304,789
1,400	NEC Corp. (a)	94,496
9,700	Nippon Yusen KK (a)	308,911
5,800	Panasonic Holdings Corp. (a)	54,831
6,600	Renesas Electronics Corp. (a)	109,052
12,600	Sekisui House Ltd. (a)	280,674
2,800	Shionogi & Co. Ltd. (a)	139,403
9,000	Subaru Corp. (a)	203,632
13,400	Sumitomo Corp. (a)	314,577
2,700	TDK Corp. (a)	140,770
54,700	Tokyo Electric Power Co. Holdings, Inc. * (a)	295,916
6,100	Tosoh Corp. (a)	83,123
1,500	Toyota Tsusho Corp. (a)	97,175
17,400	Yamaha Motor Co. Ltd. (a)	155,997

	Total Japan	3,843,726

	Mexico — 0.2%
24,422	Fomento Economico Mexicano SAB de CV	304,081
44,275	Grupo Mexico SAB de CV – Series B	215,891

	Total Mexico	519,972

	Netherlands — 0.7%
15,720	Aegon Ltd. (a)	94,480
3,606	AerCap Holdings NV *	278,311

Shares	Description	Value ($)
	Netherlands — continued
3,051	EXOR NV (a)	329,557
19,383	ING Groep NV (a)	266,746
757	JDE Peet’s NV (a)	17,287
8,196	Koninklijke Ahold Delhaize NV (a)	244,092
13,553	Koninklijke Philips NV (a)	273,056
935	Prosus NV	27,309

	Total Netherlands	1,530,838

	New Zealand — 0.0%
12,318	Meridian Energy Ltd. (a)	44,854

	Norway — 0.1%
9,557	Equinor ASA (a)	235,473

	Poland — 0.1%
15,981	ORLEN SA	248,238

	Portugal — 0.0%
4,680	EDP - Energias de Portugal SA	18,638

	Russia — 0.0%
2,505	LUKOIL PJSC (d)	2,025
5,410	Novatek PJSC (d)	798

	Total Russia	2,823

	South Africa — 0.0%
7,025	Bidvest Group Ltd.	85,731

	South Korea — 0.6%
119	Hyundai Mobis Co. Ltd.	21,705
660	Hyundai Motor Co.	124,256
4,122	Kia Corp. *	386,017
1,631	LG Corp.	114,804
3,087	LG Electronics, Inc.	220,683
76	POSCO Holdings, Inc.	24,700
2,400	POSCO Holdings, Inc. Sponsored ADR (a)	193,992
2,735	SK Square Co. Ltd. *	143,513

	Total South Korea	1,229,670

	Spain — 0.5%
3,195	Amadeus IT Group SA (a)	189,012
34,224	Banco Bilbao Vizcaya Argentaria SA (a)	341,360
75,774	Banco Santander SA (a)	315,787
6,064	Industria de Diseno Textil SA (a)	269,776

	Total Spain	1,115,935

	Sweden — 0.3%
29,827	Fastighets AB Balder – B Shares* (a)	185,507
14,034	Investor AB – B Shares (a)	353,085
5,437	Skanska AB – B Shares (a)	100,342

	Total Sweden	638,934

See accompanying notes to the financial statements.	106

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Switzerland — 0.3%
5,938	Adecco Group AG (Registered) (a)	238,039
53	Roche Holding AG (a)	14,652
1,048	Roche Holding AG – Genusschein (a)	274,011

	Total Switzerland	526,702

	Thailand — 0.2%
45,300	Kasikornbank PCL NVDR	155,452
379,800	Krung Thai Bank PCL NVDR	170,457
13,100	Thai Oil PCL NVDR	20,453

	Total Thailand	346,362

	Turkey — 0.1%
13,775	KOC Holding AS	74,134
180,791	Yapi ve Kredi Bankasi AS	133,421

	Total Turkey	207,555

	United Kingdom — 1.1%
10,080	3i Group PLC (a)	314,930
5,757	Berkeley Group Holdings PLC (a)	338,242
190,514	BT Group PLC (a)	251,473
3,858	Coca-Cola HBC AG (a)	120,266
10,255	Compass Group PLC (a)	281,383
63,471	Kingfisher PLC (a)	188,229
6,708	Persimmon PLC (a)	115,602
6,513	Shell PLC (a)	201,446
1,646	Shell PLC ADR (a)	103,418
72,474	Taylor Wimpey PLC (a)	126,304
2,949	Unilever PLC Sponsored ADR (a)	144,412
30,786	Vodafone Group PLC Sponsored ADR (a)	275,227

	Total United Kingdom	2,460,932

	United States — 10.3%
3,136	3M Co. (c)	288,888
331	Akamai Technologies, Inc. * (c)	36,714
8,713	Ally Financial, Inc. (a)	322,294
2,247	Alphabet, Inc. – Class A* (a)	311,120
932	Alphabet, Inc. – Class C* (a)	130,275
1,344	American Express Co. (c)	294,900
463	Archer-Daniels-Midland Co. (c)	24,590
333	Aspen Technology, Inc. * (c)	64,565
1,447	Best Buy Co., Inc. (c)	117,033
816	Bio-Rad Laboratories, Inc. – Class A* (a) (c)	265,918
81	Booking Holdings, Inc. * (c)	280,975
11,917	BorgWarner, Inc. (a)	370,976
1,950	Builders FirstSource, Inc. * (a)	380,601
2,570	Capital One Financial Corp. (a)	353,658
1,902	CarMax, Inc. * (c)	150,258
1,211	CBRE Group, Inc. – Class A* (a)	111,279
2,520	Centene Corp. * (c)	197,644
3,132	Chesapeake Energy Corp. (a)	259,267
1,065	Chevron Corp. (c)	161,891
4,389	Cisco Systems, Inc. (c)	212,296
6,638	Citigroup, Inc. (a)	368,343

Shares	Description	Value ($)
	United States — continued
14,548	Cleveland-Cliffs, Inc. * (a)	302,598
4,300	Cognizant Technology Solutions Corp. – Class A (a)	339,786
7,000	Comcast Corp. – Class A (a)	299,950
3,888	CVS Health Corp. (c)	289,151
3,820	Darling Ingredients, Inc. * (c)	161,624
941	Dick’s Sporting Goods, Inc. (c)	167,394
2,971	Discover Financial Services (a)	358,600
1,234	DR Horton, Inc. (c)	184,409
1,905	Dropbox, Inc. – Class A* (c)	45,625
5,900	eBay, Inc. (a)	278,952
1,901	EOG Resources, Inc. (c)	217,588
3,449	Etsy, Inc. * (c)	247,259
2,149	Expedia Group, Inc. * (a)	294,026
716	F5, Inc. * (c)	134,049
5,262	Fidelity National Financial, Inc. (c)	266,152
24,100	Ford Motor Co. (c)	299,804
1,875	Fox Corp. – Class A (c)	55,856
7,200	Fox Corp. – Class B (a)	197,136
9,812	Franklin Resources, Inc. (a)	269,339
695	General Electric Co. (a)	109,039
8,300	General Motors Co. (a)	340,134
2,172	Green Plains, Inc. * (c)	46,264
16,668	Hewlett Packard Enterprise Co. (a)	253,854
1,065	Hilton Worldwide Holdings, Inc. (a)	217,601
10,191	HP, Inc. (a)	288,711
1,823	Illumina, Inc. * (c)	254,910
4,644	Incyte Corp. * (c)	271,024
7,061	Intel Corp. (a) (c)	303,976
2,223	Intercontinental Exchange, Inc. (a)	307,708
1,917	International Business Machines Corp. (c)	354,702
2,045	Jazz Pharmaceuticals PLC * (c)	243,150
1,154	Keysight Technologies, Inc. * (c)	178,062
16,718	Kinder Morgan, Inc. (a)	290,726
7,657	Kraft Heinz Co. (a)	270,139
2,102	Kroger Co. (a) (c)	104,280
218	Laboratory Corp. of America Holdings (c)	47,051
251	Lam Research Corp. (a)	235,501
4,363	Las Vegas Sands Corp. (a)	237,871
1,247	Lennar Corp. – Class A (c)	197,662
141	Markel Group, Inc. * (c)	210,440
8,404	Match Group, Inc. * (a) (c)	302,880
1,191	Meta Platforms, Inc. – Class A (a)	583,745
2,697	Micron Technology, Inc. (c)	244,375
2,890	Moderna, Inc. * (c)	266,574
1,612	Molson Coors Beverage Co. – Class B (c)	100,621
3,051	Mosaic Co. (a)	95,069
1,800	Nucor Corp. (c)	346,140
3,817	ON Semiconductor Corp. * (c)	301,238
1,320	Otis Worldwide Corp. (c)	125,796
5,691	Ovintiv, Inc. (a)	281,192
2,992	PACCAR, Inc. (a)	331,783
20,190	Paramount Global – Class B (c)	222,898
4,799	PayPal Holdings, Inc. * (a)	289,572

107	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares / Par Value†	Description	Value ($)
	United States — continued
9,818	Pfizer, Inc. (a)	260,766
1,918	PulteGroup, Inc. (c)	207,873
2,365	QUALCOMM, Inc. (a) (c)	373,173
400	Regeneron Pharmaceuticals, Inc. * (a)	386,436
2,776	Skyworks Solutions, Inc. (c)	291,258
1,171	SolarEdge Technologies, Inc. * (c)	78,656
2,725	Steel Dynamics, Inc. (c)	364,659
8,252	Synchrony Financial (c)	340,808
875	TE Connectivity Ltd. (a)	125,615
1,038	Texas Instruments, Inc. (c)	173,689
1,354	Textron, Inc. (a)	120,601
5,197	Tyson Foods, Inc. – Class A (a)	281,885
4,013	U.S. Bancorp (c)	168,385
343	Universal Health Services, Inc. – Class B (a)	57,302
8,967	Verizon Communications, Inc. (a)	358,859
9,872	VF Corp. (c)	161,308
24,200	Viatris, Inc. (c)	299,354
11,780	Walgreens Boots Alliance, Inc. (c)	250,443
4,884	Wells Fargo & Co. (c)	271,502
1,192	Westlake Corp. (c)	165,342
4,000	Zoom Video Communications, Inc. – Class A* (a)	282,920

	Total United States	22,388,305

	TOTAL COMMON STOCKS (COST $40,647,302)	45,864,775

	PREFERRED STOCKS (e) — 0.4%
	Brazil — 0.1%
24,987	Bradespar SA	106,561
3,502	Petroleo Brasileiro SA ADR (a)	56,627

	Total Brazil	163,188

	Germany — 0.3%
1,287	Bayerische Motoren Werke AG (a)	141,099
4,846	Porsche Automobil Holding SE (a)	259,065
2,178	Volkswagen AG (a)	295,774

	Total Germany	695,938

	TOTAL PREFERRED STOCKS (COST $767,562)	859,126

	DEBT OBLIGATIONS — 1.8%
	United States — 1.8%
	U.S. Government — 0.7%
1,500,000	U.S. Treasury Floating Rate Notes, Variable Rate, 3 mo. Treasury money market yield + 0.20%, 5.53%, due 01/31/25 (a)	1,501,736

	U.S. Government Agency — 1.1%
1,000,000	Federal Home Loan Banks, Variable Rate, SOFR + 0.12%, 5.43%, due 03/06/24 (a)	1,000,014

Par Value† / Shares	Description	Value ($)
	United States — continued
	U.S. Government Agency — continued
1,500,000	Federal Home Loan Banks, 5.23%, due 03/22/24 (a)	1,499,745

	Total U.S. Government Agency	2,499,759

	Total United States	4,001,495

	TOTAL DEBT OBLIGATIONS (COST $4,000,522)	4,001,495

	MUTUAL FUNDS — 81.2%
	United States — 81.2%
	Affiliated Issuers — 81.2%
666,357	GMO Asset Allocation Bond Fund, Class VI	13,007,297
460,291	GMO Emerging Country Debt Fund, Class VI	8,676,483
1,160,429	GMO Emerging Markets ex-China Fund, Class VI	17,963,445
678,925	GMO Emerging Markets Fund, Class VI	16,002,271
1,351,901	GMO International Equity Fund, Class IV	31,688,550
1,263,055	GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	18,074,314
548,817	GMO-Usonian Japan Value Creation Fund, Class VI	10,795,220
384,384	GMO Multi-Sector Fixed Income Fund, Class IV	6,634,466
278,535	GMO Quality Fund, Class VI	8,637,364
221,553	GMO Resources Fund, Class VI	4,563,997
341,730	GMO Small Cap Quality Fund, Class VI	8,341,628
814,395	GMO U.S. Equity Fund, Class VI	11,100,197
831,009	GMO U.S. Opportunistic Value Fund, Class VI	18,332,068
655,411	GMO U.S. Treasury Fund	3,277,055

	Total Affiliated Issuers	177,094,355

	TOTAL MUTUAL FUNDS (COST $172,150,694)	177,094,355

	SHORT-TERM INVESTMENTS — 12.1%
	Money Market Funds — 0.2%
419,743	State Street Institutional Treasury Money Market Fund – Premier Class, 5.25% (f)	419,743

See accompanying notes to the financial statements.	108

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Repurchase Agreements — 11.9%
25,999,239	Nomura Securities International, Inc. Repurchase Agreement, dated 02/29/24, maturing on 03/01/24 with a maturity value of $26,003,067 and an effective yield of 5.30%, collateralized by a U.S. Treasury Note with maturity date 12/31/28 and a market value of $26,455,558.	25,999,239

	TOTAL SHORT-TERM INVESTMENTS (COST $26,418,982)	26,418,982

	TOTAL INVESTMENTS — 116.6% (Cost $243,985,062)	254,238,733

	SECURITIES SOLD SHORT — (16.6)%
	Common Stocks — (16.4)%
	Australia — (0.5)%
(4,131)	ASX Ltd.	(177,000)
(1,035)	Cochlear Ltd.	(235,932)
(11,051)	IDP Education Ltd.	(137,272)
(28,726)	Lottery Corp. Ltd.	(95,047)
(3,990)	Ramsay Health Care Ltd.	(142,343)
(3,981)	WiseTech Global Ltd.	(245,561)

	Total Australia	(1,033,155)

	Austria — (0.1)%
(2,362)	Verbund AG	(170,985)

	Belgium — (0.2)%
(4,837)	Anheuser-Busch InBev SA	(292,351)
(8)	Lotus Bakeries NV	(75,281)

	Total Belgium	(367,632)

	Canada — (1.0)%
(2,751)	Agnico Eagle Mines Ltd.	(132,213)
(4,139)	Algonquin Power & Utilities Corp.	(24,213)
(12,100)	AltaGas Ltd.	(259,359)
(942)	Brookfield Renewable Corp. – Class A	(22,344)
(6,821)	Cameco Corp.	(276,455)
(8,205)	Enbridge, Inc.	(282,416)
(2,423)	Franco-Nevada Corp.	(254,076)
(7,433)	GFL Environmental, Inc.	(268,183)
(8,100)	Pembina Pipeline Corp.	(281,961)
(4,000)	Restaurant Brands International, Inc.	(310,600)

	Total Canada	(2,111,820)

	China — (0.0)%
(723)	Yum China Holdings, Inc.	(31,010)

	Denmark — (0.1)%
(1,560)	Coloplast AS – Class B	(207,220)
(270)	Novo Nordisk AS – Class B	(32,229)

	Total Denmark	(239,449)

Shares	Description	Value ($)
	Finland — (0.0)%
(1,468)	Elisa OYJ	(66,116)

	France — (0.5)%
(5,908)	Accor SA	(256,630)
(1,525)	Aeroports de Paris SA	(207,601)
(13,476)	Getlink SE	(230,082)
(146)	Hermes International SCA	(365,342)
(185)	Sartorius Stedim Biotech	(50,921)

	Total France	(1,110,576)

	Germany — (0.7)%
(1,482)	adidas AG	(299,779)
(544)	Covestro AG*	(29,609)
(8,976)	Delivery Hero SE*	(207,624)
(139)	Deutsche Boerse AG	(29,099)
(1,219)	MTU Aero Engines AG	(293,229)
(244)	Puma SE	(11,222)
(184)	Rational AG	(151,410)
(70)	Rheinmetall AG	(32,120)
(4,145)	Siemens Energy AG*	(63,653)
(2,568)	Symrise AG	(262,790)
(185)	Wacker Chemie AG	(20,235)
(1,286)	Zalando SE*	(27,216)

	Total Germany	(1,427,986)

	Ireland — (0.1)%
(1,351)	Flutter Entertainment PLC*	(292,539)

	Israel — (0.2)%
(1,395)	CyberArk Software Ltd.*	(367,945)
(118)	Monday.com Ltd.*	(26,315)

	Total Israel	(394,260)

	Italy — (0.5)%
(7,509)	Amplifon SpA	(250,745)
(876)	Ferrari NV (b)	(369,728)
(42)	Ferrari NV (b)	(17,840)
(17,820)	FinecoBank Banca Fineco SpA	(246,870)
(19,965)	Infrastrutture Wireless Italiane SpA	(221,139)

	Total Italy	(1,106,322)

	Japan — (1.5)%
(12,300)	Aeon Co. Ltd.	(293,687)
(600)	ANA Holdings, Inc.*	(13,081)
(6,600)	Asahi Intecc Co. Ltd.	(137,369)
(100)	Disco Corp.	(32,589)
(400)	East Japan Railway Co.	(23,665)
(100)	Fast Retailing Co. Ltd.	(28,965)
(500)	GMO Payment Gateway, Inc.	(33,747)
(2,100)	Japan Airlines Co. Ltd.	(39,220)
(9,600)	Japan Exchange Group, Inc.	(251,343)
(2,900)	Keisei Electric Railway Co. Ltd.	(135,491)
(4,100)	Kintetsu Group Holdings Co. Ltd.	(126,094)

109	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	Japan — continued
(5,500)	Kobe Bussan Co. Ltd.	(148,078)
(1,300)	Lasertec Corp.	(348,813)
(500)	McDonald’s Holdings Co. Japan Ltd.	(23,255)
(13,300)	MonotaRO Co. Ltd.	(127,213)
(4,500)	Nippon Paint Holdings Co. Ltd.	(33,430)
(3,900)	Odakyu Electric Railway Co. Ltd.	(54,832)
(8,500)	Oriental Land Co. Ltd.	(304,642)
(58,300)	Rakuten Group, Inc.*	(319,541)
(1,800)	Seven & i Holdings Co. Ltd.	(26,825)
(3,200)	Shiseido Co. Ltd.	(86,999)
(23,900)	SoftBank Corp.	(314,368)
(2,200)	SoftBank Group Corp.	(130,312)
(3,400)	Tobu Railway Co. Ltd.	(86,918)
(10,800)	Tokyu Corp.	(134,383)
(1,400)	West Japan Railway Co.	(58,214)
(1,300)	Zensho Holdings Co. Ltd.	(56,928)

	Total Japan	(3,370,002)

	Netherlands — (0.5)%
(240)	Adyen NV*	(379,737)
(31)	ASML Holding NV	(29,419)
(1,870)	BE Semiconductor Industries NV	(338,690)
(12,066)	Universal Music Group NV	(364,277)

	Total Netherlands	(1,112,123)

	New Zealand — (0.1)%
(3,637)	Xero Ltd.*	(302,484)

	Peru — (0.1)%
(3,500)	Southern Copper Corp.	(283,010)

	Singapore — (0.2)%
(71,141)	Grab Holdings Ltd. – Class A*	(218,403)
(2,276,100)	Seatrium Ltd.*	(152,617)

	Total Singapore	(371,020)

	Spain — (0.3)%
(7,689)	Cellnex Telecom SA*	(277,992)
(9,235)	Ferrovial SE	(346,773)

	Total Spain	(624,765)

	Sweden — (0.2)%
(9,392)	Beijer Ref AB	(132,254)
(8,370)	EQT AB	(245,214)
(482)	Evolution AB	(62,440)
(6,132)	H & M Hennes & Mauritz AB – Class B	(83,267)

	Total Sweden	(523,175)

	Switzerland — (0.1)%
(114)	Partners Group Holding AG	(163,917)
(1,017)	SIG Group AG	(20,147)

	Total Switzerland	(184,064)

Shares	Description	Value ($)
	United Kingdom — (1.0)%
(2,205)	Admiral Group PLC	(74,400)
(25,277)	Auto Trader Group PLC	(236,689)
(14,090)	Hargreaves Lansdown PLC	(129,856)
(32,236)	Informa PLC	(330,513)
(3,478)	InterContinental Hotels Group PLC	(369,341)
(2,983)	London Stock Exchange Group PLC	(335,030)
(44,266)	M&G PLC	(125,850)
(11,199)	Phoenix Group Holdings PLC	(70,532)
(46,609)	Rolls-Royce Holdings PLC*	(217,538)
(3,752)	Severn Trent PLC	(118,401)
(605)	Spirax-Sarco Engineering PLC	(78,937)
(15,583)	Wise PLC – Class A*	(181,032)

	Total United Kingdom	(2,268,119)

	United States — (8.5)%
(179)	AbbVie, Inc.	(31,513)
(457)	AECOM	(40,595)
(16,076)	AES Corp.	(244,355)
(1,500)	Alnylam Pharmaceuticals, Inc.*	(226,635)
(6,551)	Altria Group, Inc.	(268,001)
(888)	American Tower Corp. – (REIT)	(176,588)
(881)	Amgen, Inc.	(241,244)
(2,613)	ARES Management Corp. – Class A	(346,562)
(1,217)	Arthur J Gallagher & Co.	(296,863)
(1,271)	Axon Enterprise, Inc.*	(390,667)
(1,999)	Bill Holdings, Inc.*	(126,597)
(178)	BioMarin Pharmaceutical, Inc.*	(15,358)
(477)	Bio-Techne Corp.	(35,093)
(1,401)	Boeing Co.*	(285,412)
(279)	Broadcom, Inc.	(362,837)
(1,654)	Burlington Stores, Inc.*	(339,235)
(5,400)	Caesars Entertainment, Inc.*	(234,738)
(11)	CDW Corp.	(2,708)
(231)	Charles Schwab Corp.	(15,426)
(141)	Chipotle Mexican Grill, Inc.*	(379,117)
(3,898)	Cloudflare, Inc. – Class A*	(384,109)
(457)	CoStar Group, Inc.*	(39,773)
(4,078)	Dayforce, Inc.*	(284,481)
(2,813)	Dexcom, Inc.*	(323,692)
(7,852)	DraftKings, Inc. – Class A*	(340,149)
(120)	Ecolab, Inc.	(26,981)
(1,800)	Equity LifeStyle Properties, Inc. – (REIT)	(121,176)
(417)	Erie Indemnity Co. – Class A	(169,669)
(16)	Essential Utilities, Inc.	(556)
(3,983)	Exact Sciences Corp.*	(229,142)
(270)	Fair Isaac Corp.*	(342,876)
(290)	Fastenal Co.	(21,173)
(4,952)	Fidelity National Information Services, Inc.	(342,629)
(49)	Fiserv, Inc.*	(7,314)
(697)	Gartner, Inc.*	(324,495)
(557)	HubSpot, Inc.*	(344,677)
(68)	IDEXX Laboratories, Inc.*	(39,116)
(1,435)	Insulet Corp.*	(235,340)

See accompanying notes to the financial statements.	110

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 29, 2024

Shares	Description	Value ($)
	United States — continued
(1,382)	IQVIA Holdings, Inc.*	(341,575)
(2,289)	Iron Mountain, Inc. – (REIT)	(180,007)
(386)	Lamb Weston Holdings, Inc.	(39,453)
(2,690)	Lattice Semiconductor Corp.*	(206,081)
(4,100)	Liberty Media Corp.-Liberty Formula One – Class C*	(298,316)
(833)	Linde PLC	(373,867)
(3,321)	Live Nation Entertainment, Inc.*	(322,071)
(56)	Lululemon Athletica, Inc.*	(26,157)
(716)	Manhattan Associates, Inc.*	(181,384)
(812)	MarketAxess Holdings, Inc.	(173,289)
(110)	Marsh & McLennan Cos., Inc.	(22,250)
(700)	Mastercard, Inc. – Class A	(332,332)
(134)	McDonald’s Corp.	(39,166)
(583)	McKesson Corp.	(303,982)
(204)	MercadoLibre, Inc.*	(325,441)
(800)	MongoDB, Inc.*	(358,064)
(834)	Moody’s Corp.	(316,436)
(63)	Motorola Solutions, Inc.	(20,815)
(578)	MSCI, Inc.	(324,241)
(8,276)	Newmont Corp.	(258,625)
(7,813)	NiSource, Inc.	(203,607)
(3,500)	Okta, Inc.*	(375,550)
(4,353)	ONEOK, Inc.	(326,997)
(32)	O’Reilly Automotive, Inc.*	(34,797)
(14,836)	Palantir Technologies, Inc. – Class A*	(372,087)
(2,550)	Paychex, Inc.	(312,681)
(3,189)	Philip Morris International, Inc.	(286,882)
(69)	Pool Corp.	(27,470)
(665)	PTC, Inc.*	(121,702)
(1,588)	Repligen Corp.*	(308,056)
(7,264)	Rivian Automotive, Inc. – Class A*	(82,229)
(7,373)	ROBLOX Corp. – Class A*	(294,183)
(3,034)	Roku, Inc.*	(191,688)
(6,604)	Rollins, Inc.	(291,038)
(166)	Royal Caribbean Cruises Ltd.*	(20,476)
(141)	RPM International, Inc.	(16,264)
(486)	Seagate Technology Holdings PLC	(45,222)

Shares	Description	Value ($)
	United States — continued
(228)	Sherwin-Williams Co.	(75,703)
(810)	Simon Property Group, Inc. – (REIT)	(119,993)
(1,641)	Snowflake, Inc. – Class A*	(308,968)
(200)	Starbucks Corp.	(18,980)
(100)	STERIS PLC	(23,291)
(1,469)	Tesla, Inc.*	(296,562)
(17)	Texas Pacific Land Corp.	(26,782)
(16,275)	Toast, Inc. – Class A*	(374,325)
(563)	Trade Desk, Inc. – Class A*	(48,097)
(317)	TransDigm Group, Inc.	(373,344)
(1,939)	Unity Software, Inc.*	(56,851)
(1,132)	Vail Resorts, Inc.	(260,711)
(114)	Verisk Analytics, Inc.	(27,577)
(670)	Watsco, Inc.	(264,060)
(9,056)	Williams Cos., Inc.	(325,473)
(905)	Wolfspeed, Inc.*	(23,548)
(216)	Zillow Group, Inc. – Class C*	(12,128)
(200)	Zoetis, Inc.	(39,666)
(1,493)	Zscaler, Inc.*	(361,261)

	Total United States	(18,428,693)

	TOTAL COMMON STOCKS (PROCEEDS $31,593,968)	(35,819,305)

	PREFERRED STOCKS (e) — (0.2)%
	Germany — (0.2)%
(857)	Sartorius AG	(324,571)
(426)	Dr Ing hc F Porsche AG	(39,832)

	TOTAL PREFERRED STOCKS (PROCEEDS $367,528)	(364,403)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $31,961,496)	(36,183,708)

	Other Assets and Liabilities (net) — 0.0%	(21,237)

	TOTAL NET ASSETS — 100.0%	$218,033,788

111	See accompanying notes to the financial statements.

GMO Strategic Opportunities Allocation Fund

(A Series GMO Trust)

Schedule of Investments — (Continued)

February 29, 2024

A summary of outstanding financial instruments at February 29, 2024 is as follows:

Swap Contracts

OTC Total Return Swaps

Fund Pays	Fund Receives	Counterparty	Notional Amount	Expiration Date	Periodic Payment Frequency	Premiums Paid/ (Received) ($)	Value ($)	Net Unrealized Appreciation/ (Depreciation) ($)
Total Return on Equity Basket (g)	1 Month Federal Funds Rate minus 0.40%	MORD	USD 1,803,716	06/18/2024	Monthly	—	(32,149)	(32,149)
Total Return on Equity Basket (g)	1 Month Federal Funds Rate minus 0.40%	GS	USD 1,407,754	06/24/2024	Monthly	—	22,670	22,670

						$—	$(9,479)	$(9,479)

As of February 29, 2024, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
*	Non-income producing security.
(a)

All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	Securities are traded on separate exchanges for the same entity.
(c)	All or a portion of this security is out on loan (Note 2).
(d)

Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees. Investment valued using significant unobservable inputs (Note 2).

(e)	Preferred dividend rates are disclosed to the extent that a stated rate exists.
(f)	The rate disclosed is the 7 day net yield as of February 29, 2024.
(g)	Periodic payments made/received are based on the total return of the referenced entity. Custom equity basket swap which has a notional amount of less than 1% of the Fund’s total net assets.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 113.

See accompanying notes to the financial statements.	112

GMO Trust Funds

February 29, 2024

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

AUD BBSW - Bank Bill Swap Reference Rate denominated in Australian Dollar.

CORRA - Canadian Overnight Repo Rate Average

EuroSTR - Euro Short-Term Rate

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depositary Receipt

JSB - Joint Stock Bank

JSC - Joint-Stock Company

NVDR - Non-Voting Depositary Receipt

NZD Bank Bill Rate - Bank Bill Rate denominated in New Zealand Dollar.

OIS - Overnight Indexed Swaps

PJSC - Private Joint-Stock Company

QPSC - Qatar Private Stock Company

QSC - Qatari Shareholding Company

REIT - Real Estate Investment Trust

SARON - Swiss Average Rate Overnight

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

SOFOM - Sociedades Financieras de Objeto Multi (Multi-purpose Financial Company)

SOFR - Secured Overnight Financing Rate

SONIA - Sterling Overnight Interbank Average Rate

TBA - To Be Announced - Delayed Delivery Security

The rates shown on variable rate notes are the current interest rates at February 29, 2024, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BBH - Brown Brothers Harriman & Co	MORD - Morgan Stanley Capital Services LLC
BCLY - Barclays Bank PLC	MSCI - Morgan Stanley & Co. International PLC
CGMI - Citigroup Global Markets Inc.	SSB - State Street Bank and Trust Company
CITI - Citibank N.A.	UBSA - UBS AG
DB - Deutsche Bank AG
GS - Goldman Sachs International
JPM - JPMorgan Chase Bank, N.A.
MLCS - Merrill Lynch Capital Services, Inc.

Currency Abbreviations:

AUD - Australian Dollar	KRW - South Korean Won
BRL - Brazilian Real	MXN - Mexican Peso
CAD - Canadian Dollar	NOK - Norwegian Krone
CHF - Swiss Franc	NZD - New Zealand Dollar
CLP - Chilean Peso	PEN - Peruvian Sol
COP - Colombian Peso	PHP - Philippines Peso
CZK - Czech Republic Koruna	PLN - Polish Zloty
EUR - Euro	RON - Romanian New Leu
GBP - British Pound	SEK - Swedish Krona
HKD - Hong Kong Dollar	SGD - Singapore Dollar
HUF - Hungarian Forint	THB - Thai Baht
IDR - Indonesian Rupiah	TWD - Taiwan New Dollar
ILS - Israeli Shekel	USD - United States Dollar
INR - Indian Rupee	ZAR - South African Rand
JPY - Japanese Yen

113	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024

		Benchmark-		Global
	Alternative	Free	Benchmark-	Asset
	Allocation	Allocation	Free	Allocation
	Fundπ	Fund	Fund	Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$3,309,494	$3,415,663,472	$155,161,067	$354,833,209
Investments in unaffiliated issuers, at value (Note 2)(b)(c)	240,372,693	4,420,774	1,091,781,051	83,866
Repurchase agreements, at value (Note 2)(d)	41,035,173	—	50,999,652	—
Foreign currency, at value (Note 2)(e)	110,616	—	844,936	—
Cash	539,927	136	—	10
Receivable for investments sold	27,533,054	9,697,307	1,912,040	—
Receivable for Fund shares sold	180,440	101,452,967	500,000	105
Receivable for closed swap contracts (Note 4)	174,658	—	—	—
Dividends and interest receivable	455,371	477,396	2,893,545	36,393
Dividend withholding tax receivable	38,823	—	279,438	—
Foreign capital gains tax refund receivable (Note 2)	—	—	86,365	—
Unrealized appreciation on open forward currency contracts (Note 4)	1,862,388	—	—	—
Receivable from liquidated underlying funds (Note 2)	888,545	—	—	579,155
Due from broker (Note 2)	1,331,000	—	19,560	—
Receivable for variation margin on open futures contracts (Note 4)	12,342	—	20,780	—
Receivable for open OTC swap contracts (Note 4)	2,547,763	—	166,059	—
Interest receivable for open OTC swap contracts (Note 4)	536,786	—	—	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	86,573	135,454	63,509	39,259

Total assets	321,015,646	3,531,847,506	1,304,728,002	355,571,997

Liabilities:
Investments sold short, at value (Note 2)(f)	98,045,287	—	206,807,108	—
Due to custodian	—	—	366,128	—
Payable for cash collateral from securities loaned (Note 2)	—	—	1,383,252	—
Payable for investments purchased	30,613,907	462,956	2,204,207	34,617
Payable for Fund shares repurchased	73,277	111,858,102	—	65,000
Accrued foreign capital gains tax payable (Note 2)	56,509	—	1,683,190	—
Payable to affiliate for (Note 5):
Management fee	108,941	1,818,620	—	—
Supplemental support fee – Class MF	—	66,042	—	—
Shareholder service fee	26,888	283,053	—	—
Payable for variation margin on open futures contracts (Note 4)	321,056	—	—	—
Payable for variation margin on open cleared swap contracts (Note 4)	57,341	—	—	—
Payable for closed swap contracts (Note 4)	177,647	—	1,073	—
Unrealized depreciation on open forward currency contracts (Note 4)	643,785	—	—	—
Interest payable for open OTC swap contracts (Note 4)	393,691	—	—	—
Payable for open OTC swap contracts (Note 4)	1,019,599	—	210,769	—
Payable to Trustees and related expenses	1,257	23,418	7,403	2,325
Interest and dividend payable for short sales	164,794	—	119,443	—
Written options outstanding, at value (Note 4)(g)	322,627	—	—	—
Accrued expenses	239,032	179,599	423,488	74,449

Total liabilities	132,265,638	114,691,790	213,206,061	176,391

Net assets	$188,750,008	$3,417,155,716	$1,091,521,941	$355,395,606

(a) Cost of investments – affiliated issuers:	$3,875,000	$3,422,809,251	$176,589,938	$376,508,226
(b) Cost of investments – unaffiliated issuers:	$235,124,193	$4,420,774	$1,095,844,450	$83,866
(c) Includes securities on loan at value (Note 2):	$32,481,191	$—	$89,418,218	$—
(d) Cost of investments – repurchase agreements:	$41,035,173	$—	$50,999,652	$—
(e) Cost of foreign currency:	$139,705	$—	$847,929	$—
(f) Proceeds from securities sold short:	$92,964,258	$—	$171,615,237	$—
(g) Premiums on written options:	$508,387	$—	$—	$—

See accompanying notes to the financial statements.	114

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

		Benchmark-		Global
	Alternative	Free	Benchmark-	Asset
	Allocation	Allocation	Free	Allocation
	Fundπ	Fund	Fund	Fund
Net assets consist of:
Paid-in capital	$196,326,475	$3,816,954,131	$1,406,971,679	$602,196,754
Distributable earnings (accumulated loss)	(7,576,467)	(399,798,415)	(315,449,738)	(246,801,148)

	$188,750,008	$3,417,155,716	$1,091,521,941	$355,395,606

Net assets attributable to:
Class III	$—	$1,072,340,737	$1,091,521,941	$333,837,265

Class IV	$—	$892,278,468	$—	$—

Class VI	$45,346,994	$—	$—	$—

Class MF	$—	$787,901,669	$—	$—

Class R6	$5,766	$300,343,143	$—	$9,387,129

Class I	$143,397,248	$364,291,699	$—	$12,171,212

Shares outstanding:
Class III	—	41,222,128	57,655,384	10,376,203

Class IV	—	34,286,453	—	—

Class VI	2,464,253	—	—	—

Class MF	—	30,253,539	—	—

Class R6	312	11,555,807	—	291,938

Class I	7,851,596	14,018,466	—	378,307

Net asset value per share:
Class III	$—	$26.01	$18.93	$32.17

Class IV	$—	$26.02	$—	$—

Class VI	$18.40	$—	$—	$—

Class MF	$—	$26.04	$—	$—

Class R6	$18.50	$25.99	$—	$32.15

Class I	$18.26	$25.99	$—	$32.17

π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.

115	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	Global			International
	Developed	Global		Developed
	Equity	Equity		Equity
	Allocation	Allocation	Implementation	Allocation
	Fund	Fund	Fund[b]	Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$70,637,492	$734,649,801	$3,301,486	$265,423,096
Investments in unaffiliated issuers, at value (Note 2)(b)(c)	42,798	715,646	3,816,859,636	116,212
Repurchase agreements, at value (Note 2)(d)	—	—	75,066,530	—
Foreign currency, at value (Note 2)(e)	—	—	2,045,749	—
Cash	—	—	925,469	—
Receivable for investments sold	—	—	5,659,197	—
Receivable for Fund shares sold	—	1,448	—	121,653
Receivable for closed swap contracts (Note 4)	—	—	678,915	—
Dividends and interest receivable	180	1,623	10,635,972	535
Dividend withholding tax receivable	—	—	894,472	—
Foreign capital gains tax refund receivable (Note 2)	—	—	29,414	—
EU tax reclaims receivable (Note 2)	—	—	165,370	—
Unrealized appreciation on open forward currency contracts (Note 4)	—	—	5,504,684	—
Receivable for variation margin on open cleared swap contracts (Note 4)	—	—	3,201	—
Due from broker (Note 2)	—	—	78,910,945	—
Receivable for variation margin on open futures contracts (Note 4)	—	—	175,862	—
Receivable for open OTC swap contracts (Note 4)	—	—	793,048	—
Interest receivable for open OTC swap contracts (Note 4)	—	—	95,679	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	9,795	44,257	133,671	26,419

Total assets	70,690,265	735,412,775	4,001,879,300	265,687,915

Liabilities:
Investments sold short, at value (Note 2)(f)	—	—	744,504,397	—
Payable for cash collateral from securities loaned (Note 2)	—	—	3,466,561	—
Payable for investments purchased	—	—	6,659,903	74,806
Payable for Fund shares repurchased	—	12,723	5,633,717	43,680
Accrued foreign capital gains tax payable (Note 2)	—	—	4,435,290	—
Payable for variation margin on open futures contracts (Note 4)	—	—	1,128,548	—
Payable for closed swap contracts (Note 4)	—	—	783,982	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	—	3,045,356	—
Interest payable for open OTC swap contracts (Note 4)	—	—	99,442	—
Payable for open OTC swap contracts (Note 4)	—	—	877,172	—
Payable to Trustees and related expenses	473	4,258	21,597	1,652
Interest and dividend payable for short sales	—	—	723,618	—
Written options outstanding, at value (Note 4)(g)	—	—	144,900	—
Accrued expenses	34,669	80,884	928,787	64,806

Total liabilities	35,142	97,865	772,453,270	184,944

Net assets	$70,655,123	$735,314,910	$3,229,426,030	$265,502,971

(a) Cost of investments – affiliated issuers:	$65,441,128	$752,741,166	$3,301,791	$258,204,158
(b) Cost of investments – unaffiliated issuers:	$42,798	$715,646	$3,962,608,850	$116,212
(c) Includes securities on loan at value (Note 2):	$—	$—	$335,543,137	$—
(d) Cost of investments – repurchase agreements:	$—	$—	$75,066,530	$—
(e) Cost of foreign currency:	$—	$—	$2,098,303	$—
(f) Proceeds from securities sold short:	$—	$—	$635,303,114	$—
(g) Premiums on written options:	$—	$—	$78,200	$—

See accompanying notes to the financial statements.	116

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	Global			International
	Developed	Global		Developed
	Equity	Equity		Equity
	Allocation	Allocation	Implementation	Allocation
	Fund	Fund	Fund[b]	Fund
Net assets consist of:
Paid-in capital	$138,046,522	$896,735,914	$4,212,415,014	$426,737,513
Distributable earnings (accumulated loss)	(67,391,399)	(161,421,004)	(982,988,984)	(161,234,542)

	$70,655,123	$735,314,910	$3,229,426,030	$265,502,971

Net assets attributable to:
Core Class	$—	$—	$3,229,426,030	$—

Class III	$70,655,123	$682,157,277	$—	$257,184,027

Class R6	$—	$41,402,573	$—	$8,318,944

Class I	$—	$11,755,060	$—	$—

Shares outstanding:
Core Class	—	—	250,313,227	—

Class III	2,874,242	24,550,287	—	15,459,369

Class R6	—	1,490,249	—	500,135

Class I	—	423,503	—	—

Net asset value per share:
Core Class	$—	$—	$12.90	$—

Class III	$24.58	$27.79	$—	$16.64

Class R6	$—	$27.78	$—	$16.63

Class I	$—	$27.76	$—	$—

b	GMO Implementation SPC Ltd. is a 100% owned subsidiary of Implementation Fund. As such, the amounts presented for Implementation Fund are consolidated with its subsidiary.

117	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	International	Strategic
	Equity	Opportunities
	Allocation	Allocation
	Fund	Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$305,366,217	$177,094,355
Investments in unaffiliated issuers, at value (Note 2)(b)(c)	201,400	51,145,139
Repurchase agreements, at value (Note 2)(d)	—	25,999,239
Foreign currency, at value (Note 2)(e)	—	79,599
Receivable for investments sold	—	6,697
Dividends and interest receivable	832	126,755
Dividend withholding tax receivable	—	28,864
Receivable for open OTC swap contracts (Note 4)	—	22,670
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	8,874	19,020

Total assets	305,577,323	254,522,338

Liabilities:
Investments sold short, at value (Note 2)(f)	—	36,183,708
Due to custodian	—	46,574
Payable for investments purchased	—	18,352
Payable for Fund shares repurchased	—	48,693
Accrued foreign capital gains tax payable (Note 2)	—	46,726
Payable for open OTC swap contracts (Note 4)	—	32,149
Payable to Trustees and related expenses	2,424	1,366
Interest and dividend payable for short sales	—	20,995
Accrued expenses	48,191	89,987

Total liabilities	50,615	36,488,550

Net assets	$305,526,708	$218,033,788

(a) Cost of investments – affiliated issuers:	$337,425,161	$172,150,694
(b) Cost of investments – unaffiliated issuers:	$201,400	$45,835,129
(c) Includes securities on loan at value (Note 2):	$—	$11,007,531
(d) Cost of investments – repurchase agreements:	$—	$25,999,239
(e) Cost of foreign currency:	$—	$80,031
(f) Proceeds from securities sold short:	$—	$31,961,496

See accompanying notes to the financial statements.	118

GMO Trust Funds

Statements of Assets and Liabilities — February 29, 2024 — (Continued)

	International	Strategic
	Equity	Opportunities
	Allocation	Allocation
	Fund	Fund
Net assets consist of:
Paid-in capital	$506,028,219	$219,515,351
Distributable earnings (accumulated loss)	(200,501,511)	(1,481,563)

	$305,526,708	$218,033,788

Net assets attributable to:
Class III	$84,237,628	$218,033,788

Class R6	$221,289,080	$—

Shares outstanding:
Class III	3,016,544	12,981,951

Class R6	7,927,794	—

Net asset value per share:
Class III	$27.93	$16.80

Class R6	$27.91	$—

119	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations —Year Ended February 29, 2024

		Benchmark-		Global
	Alternative	Free	Benchmark-	Asset
	Allocation	Allocation	Free	Allocation
	Fundπ	Fund	Fund	Fund
Investment Income:
Interest	$5,208,794	$9,667	$11,268,364	$1,095
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	3,234,506	148,904	34,547,996	26,844
Dividends from affiliated issuers (Note 10)	192,243	236,735,501	11,674,645	14,838,214
Securities lending income from affiliated issuers (net)	—	—	79,933	—
Securities lending income (net)	—	—	49,968	—
Other income (Note 2)	468,922	—	1,151	304,981

Total investment income	9,104,465	236,894,072	57,622,057	15,171,134

Expenses:
Management fee (Note 5)	1,379,441	26,351,003	—	—
Shareholder service fee – Class III (Note 5)	—	2,044,309	—	—
Shareholder service fee – Class IV (Note 5)	—	1,107,624	—	—
Shareholder service fee – Class VI (Note 5)	25,669	—	—	—
Shareholder service fee – Class R6 (Note 5)	11	433,125	—	—
Shareholder service fee – Class I (Note 5)	313,036	450,103	—	—
Supplemental support fee – Class MF (Note 5)	—	994,685	—	—
Audit and tax fees	165,722	31,991	181,567	50,498
Custodian, fund accounting agent and transfer agent fees	588,184	515,303	765,460	92,332
Dividend expense on short sales	1,236,513	—	3,487,471	—
Legal fees	14,106	113,412	28,848	9,856
Registration fees	30,284	25,058	7,007	29,904
Trustees’ fees and related expenses (Note 5)	10,727	231,121	62,921	19,369
Interest expense and borrowing costs for investments sold short (Note 2)	373,282	—	1,207,902	—
Miscellaneous	73,401	59,628	143,394	8,672

Total expenses	4,210,376	32,357,362	5,884,570	210,631
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(630,730)	(429,047)	(769,683)	(177,059)
Indirectly incurred management fees waived or borne by GMO (Note 5)	(25,475)	(1,892,968)	—	—
Indirectly incurred shareholder service fees waived or borne by GMO (Note 5)	(2,627)	(245,321)	—	—

Net expenses	3,551,544	29,790,026	5,114,887	33,572

Net investment income (loss)	5,552,921	207,104,046	52,507,170	15,137,562

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	(1,561,701)	25,481	26,943,808	16,997
Investments in affiliated issuers	123,020	(124,958,821)	(27,294,835)	(7,300,402)
Investments in securities sold short	2,248,676	—	8,083,402	—
Realized gain distributions from affiliated issuers (Note 10)	—	10,297,913	4,171,262	5,291,162
Futures contracts	(3,156,563)	—	(3,031,888)	—
Written options	2,191,304	—	—	—
Swap contracts	(1,808,990)	—	1,631,536	—
Forward currency contracts	3,631,824	—	(114,457)	—
Foreign currency and foreign currency related transactions	417,589	—	49,068	—

Net realized gain (loss)	2,085,159	(114,635,427)*	10,437,896	(1,992,243)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	10,496,053	—	90,653,377	—
Investments in affiliated issuers	(259,227)	301,807,837	17,338,289	31,172,616
Investments in securities sold short	(9,581,779)	—	(41,238,861)	—
Futures contracts	(1,190,413)	—	63,331	—
Written options	230,499	—	—	—
Swap contracts	221,794	—	(718,670)	—
Forward currency contracts	746,173	—	114,111	—
Foreign currency and foreign currency related transactions	(34,961)	—	83,467	—

Net change in unrealized appreciation (depreciation)	628,139	301,807,837	66,295,044	31,172,616

Net realized and unrealized gain (loss)	2,713,298	187,172,410	76,732,940	29,180,373

Net increase (decrease) in net assets resulting from operations	$8,266,219	$394,276,456	$129,240,110	$44,317,935

(a) Withholding tax:	$204,909	$—	$3,311,083	$—
(b) Foreign capital gains tax (benefit) on net realized gain (loss):	$35,327	$—	$1,034,716	$—

See accompanying notes to the financial statements.	120

GMO Trust Funds

Statements of Operations —Year Ended February 29, 2024 — (Continued)

		Benchmark-		Global
	Alternative	Free	Benchmark-	Asset
	Allocation	Allocation	Free	Allocation
	Fundπ	Fund	Fund	Fund
(c) Foreign capital gains tax (benefit) on change in net unrealized appreciation (depreciation):	$48,984	$—	$1,265,654	$—

*	For the details related to in-kind redemption realized gain (loss) please refer to Note 6.
π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.

121	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations —Year Ended February 29, 2024 — (Continued)

	Global				International
	Developed		Global		Developed
	Equity		Equity		Equity
	Allocation		Allocation	Implementation	Allocation
	Fund		Fund	Fund[b]	Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$2,557,624		$26,964,234	$—	$16,177,208
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	2,624		17,511	121,782,950	6,193
Interest	79		670	57,039,382	730
Securities lending income from affiliated issuers (net)	—		—	169,925	—
Securities lending income (net)	—		—	183,662	—
Other income (Note 2)	—		—	441,769	—

Total investment income	2,560,327		26,982,415	179,617,688	16,184,131

Expenses:
Audit and tax fees	26,812		35,079	320,105	43,848
Custodian, fund accounting agent and transfer agent fees	14,330		95,750	1,574,227	53,745
Dividend expense on short sales	—		—	13,983,628	—
Legal fees	1,950		17,078	105,100	7,021
Registration fees	1,966		27,673	776	5,172
Trustees’ fees and related expenses (Note 5)	3,915		36,304	204,270	13,766
Interest expense and borrowing costs for investments sold short (Note 2)	—		—	1,009,778	—
Miscellaneous	4,872	*	9,825	242,363	5,731

Total expenses	53,845		221,709	17,440,247	129,283
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(49,782)		(173,584)	(1,605,179)	(114,781)
Indirectly incurred management fees waived or borne by GMO (Note 5)	—		—	(5,988)	—

Net expenses	4,063		48,125	15,829,080	14,502

Net investment income (loss)	2,556,264		26,934,290	163,788,608	16,169,629

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	—		—	64,892,701	—
Investments in affiliated issuers	559,063		(19,423,847)	37,240	(3,093,774)
Investments in securities sold short	—		—	41,177,948	—
Realized gain distributions from affiliated issuers (Note 10)	1,824,073		14,543,814	—	399,305
Futures contracts	—		—	(25,991,160)	—
Written options	—		—	(230,519)	—
Swap contracts	—		—	4,242,195	—
Forward currency contracts	—		—	9,540,592	—
Foreign currency and foreign currency related transactions	—		—	1,144,495	—

Net realized gain (loss)	2,383,136		(4,880,033)	94,813,492	(2,694,469)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	—		—	286,288,952	—
Investments in affiliated issuers	6,778,447		94,272,749	2,210	25,528,149
Investments in securities sold short	—		—	(159,847,286)	—
Futures contracts	—		—	(3,464,548)	—
Written options	—		—	(606,371)	—
Swap contracts	—		—	(752,459)	—
Forward currency contracts	—		—	3,240,251	—
Foreign currency and foreign currency related transactions	—		—	210,583	—

Net change in unrealized appreciation (depreciation)	6,778,447		94,272,749	125,071,332	25,528,149

Net realized and unrealized gain (loss)	9,161,583		89,392,716	219,884,824	22,833,680

Net increase (decrease) in net assets resulting from operations	$11,717,847		$116,327,006	$383,673,432	$39,003,309

(a) Withholding tax:	$—		$—	$10,902,026	$—
(b) Foreign capital gains tax (benefit) on net realized gain (loss):	$—		$—	$3,769,247	$—
(c) Foreign capital gains tax (benefit) on change in net unrealized appreciation (depreciation):	$—		$—	$3,277,260	$—

*	Includes $4,094 of printing expenses.
b	GMO Implementation SPC Ltd. is a 100% owned subsidiary of Implementation Fund. As such, the amounts presented for Implementation Fund are consolidated with its subsidiary.

See accompanying notes to the financial statements.	122

GMO Trust Funds

Statements of Operations —Year Ended February 29, 2024 — (Continued)

	International	Strategic
	Equity	Opportunities
	Allocation	Allocation
	Fund	Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$21,522,444	$7,535,860
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	12,698	1,760,210
Interest	—	1,523,909
Other income	—	82

Total investment income	21,535,142	10,820,061

Expenses:
Audit and tax fees	22,903	58,179
Custodian, fund accounting agent and transfer agent fees	63,577	150,995
Dividend expense on short sales	—	567,978
Legal fees	9,671	5,630
Registration fees	13,131	2,086
Trustees’ fees and related expenses (Note 5)	21,135	11,558
Interest expense and borrowing costs for investments sold short (Note 2)	—	197,726
Miscellaneous	8,000 *	44,473

Total expenses	138,417	1,038,625
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(116,025)	(240,717)

Net expenses	22,392	797,908

Net investment income (loss)	21,512,750	10,022,153

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	—	1,193,789
Investments in affiliated issuers	(25,534,156)	(2,661,340)
Investments in securities sold short	—	1,919,979
Realized gain distributions from affiliated issuers (Note 10)	304,482	2,942,642
Swap contracts	—	293,695
Foreign currency and foreign currency related transactions	—	25,360

Net realized gain (loss)	(25,229,674)	3,714,125

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	—	4,067,116
Investments in affiliated issuers	55,338,170	18,160,405
Investments in securities sold short	—	(7,688,478)
Swap contracts	—	(108,742)
Foreign currency and foreign currency related transactions	—	565

Net change in unrealized appreciation (depreciation)	55,338,170	14,430,866

Net realized and unrealized gain (loss)	30,108,496	18,144,991

Net increase (decrease) in net assets resulting from operations	$51,621,246	$28,167,144

(a) Withholding tax:	$—	$156,722
(b) Foreign capital gains tax (benefit) on net realized gain (loss):	$—	$27,763
(c) Foreign capital gains tax (benefit) on change in net unrealized appreciation (depreciation):	$—	$32,174

* Includes $6,304 of printing expenses.

123	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

			Benchmark-
	Alternative		Free
	Allocation		Allocation
	Fundπ		Fund
	Year Ended		Year Ended
	February 28/29,		February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,552,921	$2,749,638	$207,104,046	$142,228,479
Net realized gain (loss)	2,085,159	1,353,300	(114,635,427)	(70,891,296)
Change in net unrealized appreciation (depreciation)	628,139	360,528	301,807,837	(86,441,325)

Net increase (decrease) in net assets from operations	8,266,219	4,463,466	394,276,456	(15,104,142)

Distributions to shareholders:
Class III	—	—	(65,792,550)	(44,436,242)
Class IV	—	—	(61,157,345)	(39,436,017)
Class VI	(2,188,056)	(566,438)	—	—
Class MF	—	—	(53,048,013)	(34,154,940)
Class R6	(272)	(239)	(16,428,028)	(8,404,776)
Class I	(6,812,364)	(1,316,125)	(16,103,355)	(8,571,449)

Total distributions	(9,000,692)	(1,882,802)	(212,529,291)	(135,003,424)

Net share transactions (Note 9):
Class III	—	—	(538,139,902)	(129,056,156)
Class IV	—	—	(336,350,615)	(169,185,506)
Class VI	(3,947,149)	(81,621,079)	—	—
Class MF	—	—	(336,741,850)	(248,623,598)
Class R6	1,283	(17,370)	5,370,855	16,445,267
Class I	(2,241,663)	(4,435,177)	37,604,120	(39,451,537)

Increase (decrease) in net assets resulting from net share transactions	(6,187,529)	(86,073,626)	(1,168,257,392)	(569,871,530)

Total increase (decrease) in net assets	(6,922,002)	(83,492,962)	(986,510,227)	(719,979,096)
Net assets:
Beginning of period	195,672,010	279,164,972	4,403,665,943	5,123,645,039

End of period	$188,750,008	$195,672,010	$3,417,155,716	$4,403,665,943

π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.

See accompanying notes to the financial statements.	124

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

			Global
	Benchmark-		Asset
	Free		Allocation
	Fund		Fund
	Year Ended		Year Ended
	February 28/29,		February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$52,507,170	$65,558,866	$15,137,562	$10,865,500
Net realized gain (loss)	10,437,896	42,873,591	(1,992,243)	(41,709,405)
Change in net unrealized appreciation (depreciation)	66,295,044	(121,879,629)	31,172,616	(3,797,081)

Net increase (decrease) in net assets from operations	129,240,110	(13,447,172)	44,317,935	(34,640,986)

Distributions to shareholders:
Class III	(60,571,398)	(68,892,922)	(17,346,345)	(11,238,011)
Class R6	—	—	(1,117,067)	(752,848)
Class I	—	—	(721,894)	(538,596)

Total distributions	(60,571,398)	(68,892,922)	(19,185,306)	(12,529,455)

Net share transactions (Note 9):
Class III	(129,859,372)	(378,801,075)	4,796,533	(234,701,495)
Class R6	—	—	(12,455,948)	(3,363,652)
Class I	—	—	(2,197,145)	1,374,379

Increase (decrease) in net assets resulting from net share transactions	(129,859,372)	(378,801,075)	(9,856,560)	(236,690,768)

Total increase (decrease) in net assets	(61,190,660)	(461,141,169)	15,276,069	(283,861,209)
Net assets:
Beginning of period	1,152,712,601	1,613,853,770	340,119,537	623,980,746

End of period	$1,091,521,941	$1,152,712,601	$355,395,606	$340,119,537

125	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global
	Developed		Global
	Equity		Equity
	Allocation		Allocation
	Fund		Fund
	Year Ended		Year Ended
	February 28/29,		February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,556,264	$2,303,093	$26,934,290	$47,256,857
Net realized gain (loss)	2,383,136	(172,374)	(4,880,033)	(81,844,614)
Change in net unrealized appreciation (depreciation)	6,778,447	(6,335,293)	94,272,749	(72,183,025)

Net increase (decrease) in net assets from operations	11,717,847	(4,204,574)	116,327,006	(106,770,782)

Distributions to shareholders:
Class III	(4,118,075)	(5,431,769)	(35,740,752)	(97,936,959)
Class R6	—	—	(2,159,378)	(441,589)
Class I	—	—	(842,829)	(388,226)

Total distributions	(4,118,075)	(5,431,769)	(38,742,959)	(98,766,774)

Net share transactions (Note 9):
Class III	(3,937,103)	(10,181,077)	50,483,647	(807,493,688)
Class R6	—	—	2,527,389	28,794,936
Class I	—	—	5,151,291	2,971,667

Increase (decrease) in net assets resulting from net share transactions	(3,937,103)	(10,181,077)	58,162,327	(775,727,085)

Total increase (decrease) in net assets	3,662,669	(19,817,420)	135,746,374	(981,264,641)
Net assets:
Beginning of period	66,992,454	86,809,874	599,568,536	1,580,833,177

End of period	$70,655,123	$66,992,454	$735,314,910	$599,568,536

See accompanying notes to the financial statements.	126

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

			International
			Developed
			Equity
	Implementation		Allocation
	Fund[b]		Fund
	Year Ended		Year Ended
	February 28/29,		February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$163,788,608	$167,669,277	$16,169,629	$8,550,826
Net realized gain (loss)	94,813,492	155,743,646	(2,694,469)	(1,196,973)
Change in net unrealized appreciation (depreciation)	125,071,332	(306,158,237)	25,528,149	(13,717,635)

Net increase (decrease) in net assets from operations	383,673,432	17,254,686	39,003,309	(6,363,782)

Distributions to shareholders:
Core Class	(206,158,943)	(132,069,652)	—	—
Class III	—	—	(15,690,639)	(8,863,788)
Class R6	—	—	(502,850)	(323,823)

Total distributions	(206,158,943)	(132,069,652)	(16,193,489)	(9,187,611)

Net share transactions (Note 9):
Core Class	(683,971,651)	(830,527,741)	—	—
Class III	—	—	15,964,456	11,806,790
Class R6	—	—	(471,148)	368,329

Increase (decrease) in net assets resulting from net share transactions	(683,971,651)	(830,527,741)	15,493,308	12,175,119

Total increase (decrease) in net assets	(506,457,162)	(945,342,707)	38,303,128	(3,376,274)
Net assets:
Beginning of period	3,735,883,192	4,681,225,899	227,199,843	230,576,117

End of period	$3,229,426,030	$3,735,883,192	$265,502,971	$227,199,843

b	GMO Implementation SPC Ltd. is a 100% owned subsidiary of Implementation Fund. As such, the amounts presented for Implementation Fund are consolidated with its subsidiary.

127	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International		Strategic
	Equity		Opportunities
	Allocation		Allocation
	Fund		Fund
	Year Ended		Year Ended
	February 28/29,		February 28/29,
	2024	2023	2024	2023
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$21,512,750	$24,960,732	$10,022,153	$7,928,464
Net realized gain (loss)	(25,229,674)	(12,463,356)	3,714,125	1,106,379
Change in net unrealized appreciation (depreciation)	55,338,170	(69,591,970)	14,430,866	(19,594,468)

Net increase (decrease) in net assets from operations	51,621,246	(57,094,594)	28,167,144	(10,559,625)

Distributions to shareholders:
Class III	(6,390,915)	(13,246,154)	(12,552,752)	(18,348,413)
Class R6	(14,758,050)	(10,107,910)	—	—

Total distributions	(21,148,965)	(23,354,064)	(12,552,752)	(18,348,413)

Net share transactions (Note 9):
Class III	(213,964,476)	(103,571,918)	12,915,819	(18,040,407)
Class R6	(3,123,289)	(3,154,572)	—	—

Increase (decrease) in net assets resulting from net share transactions	(217,087,765)	(106,726,490)	12,915,819	(18,040,407)

Total increase (decrease) in net assets	(186,615,484)	(187,175,148)	28,530,211	(46,948,445)
Net assets:
Beginning of period	492,142,192	679,317,340	189,503,577	236,452,022

End of period	$305,526,708	$492,142,192	$218,033,788	$189,503,577

See accompanying notes to the financial statements.	128

GMO Trust Funds

Statements of Cash Flows —Year Ended February 29, 2024

				Strategic
	Alternative	Benchmark-		Opportunities
	Allocation	Free	Implementation	Allocation
	Fundπ	Fund	Fund[b]	Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,266,219	$129,240,110	$383,673,432	$28,167,144

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation	(628,139)	(66,295,044)	(125,071,332)	(14,430,866)
Net realized (gain) loss	(2,085,159)	(10,437,896)	(94,813,492)	(3,714,125)
Cost of purchase of investments held long	(850,009,509)	(1,055,812,371)	(3,896,326,934)	(99,840,463)
Cost of purchase of investments held short	(81,420,875)	(147,429,660)	(725,430,439)	(19,286,805)
Proceeds from sale of investments held long	832,672,555	1,386,031,495	4,640,218,459	102,308,894
Proceeds of sales to securities sold short	100,932,378	86,775,322	444,005,507	15,384,163
Net accretion of discount and amortization of premium	5,326,117	(1,546,422)	24,306,169	(27,752)
Short-term investments, net	(4,635,764)	38,538,021	223,610,796	(5,636,429)
Realized gain distributions from affiliated issuers	—	4,171,262	—	2,942,642
Cash flows related to derivative transactions:
Futures contracts	(4,257,626)	(2,989,337)	(29,607,290)	—
Written option contracts	1,472,955	—	(3,530,677)	—
Swap contracts	3,952,017	1,663,894	6,283,248	293,695
Forward currency contracts	3,631,824	(114,457)	9,540,592	—
Foreign currency and foreign currency related transactions	382,628	132,535	1,355,078	25,925
Change in assets and liabilities:
(Increase) decrease in due from broker	(875,259)	1,171,621	22,589,714	—
(Increase) decrease in dividends and interest receivable	484,893	704,106	5,829,060	657,092
(Increase) decrease in dividend tax withholding	(12,098)	(54,360)	(281,604)	(1,831)
(Increase) decrease in receivable for expenses reimbursed and/or waived by GMO	15,392	15,720	114,138	21,771
(Increase) decrease in interest receivable for open OTC swap contracts	236,638	—	32,332	—
(Increase) decrease in receivable for closed swap contracts	(174,188)	2,960	(669,734)	395
(Increase) decrease in foreign capital gains tax refund receivable	—	16,399	(25,462)	2,409
(Increase) decrease in receivable from liquidated underlying funds	(467,904)	—	—	—
(Increase) decrease in EU tax reclaims receivable	—	—	1,263,552	—
Increase (decrease) in payable to affiliate for:
Management fee	(652)	—	—	—
Shareholder service fee	135	—	—	—
Increase (decrease) in due to custodian	—	366,128	(844,333)	46,574
Increase (decrease) in due to broker	—	—	(285)	—
Increase (decrease) in dividends and interest payable	91,497	(119,006)	(207,600)	(10,903)
Increase (decrease) in payable for closed swap contracts	177,647	(712)	783,982	—
Increase (decrease) in payable to Trustees and related expenses	522	2,651	6,637	628
Increase (decrease) in interest payable for OTC swap contracts^	(73,801)	—	(62,945)	—
Increase (decrease) in accrued foreign capital gains tax payable	33	(7,858)	—	170
Increase (decrease) in payable for cash collateral from securities loaned	—	49,996	2,142,368	—
Increase (decrease) in accrued expenses	21,544	(78,806)	(146,856)	(32,587)

Net cash provided by (used in) operating activities	13,024,020	363,996,291	888,736,081	6,869,741

Cash flows from financing activities:
Proceeds from shares sold	21,074,539	27,330,000	459,481,082	17,070,757
Shares repurchased	(33,178,775)	(389,358,677)	(1,347,422,959)	(19,429,365)
Cash distributions paid	(3,501,432)	(1,772,093)	—	(4,494,632)

Net cash provided by (used in) financing activities	(15,605,668)	(363,800,770)	(887,941,877)	(6,853,240)

Net increase (decrease) in cash	(2,581,648)	195,521	794,204	16,501
Cash, beginning of period	3,232,191	649,415	2,177,014	63,098

Cash, end of period	$650,543	$844,936	$2,971,218	$79,599

129	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Cash Flows —Year Ended February 29, 2024 — (Continued)

Supplemental disclosure of cash flow information:

Cash paid during the period for:

Strategic
	Alternative	Benchmark-		Opportunities
	Allocation	Free	Implementation	Allocation
	Fundπ	Fund	Fund[b]	Fund
^ Interest on swap contracts	$1,900,729	$—	$—	$—

π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.
b	GMO Implementation SPC Ltd. is a 100% owned subsidiary of Implementation Fund. As such, the amounts presented for Implementation Fund are consolidated with its subsidiary.

See accompanying notes to the financial statements.	130

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ALTERNATIVE ALLOCATION FUNDπ

	Class VI Shares
						Period from
						May 1, 2019
						(commencement
						of operations)
						through
	Year Ended February 28/29,					February 29,
	2024		2023	2022	2021	2020
Net asset value, beginning of period	$18.49		$18.08	$18.99	$19.45	$20.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.58	(b)	0.26	0.05	(0.02)	0.15
Net realized and unrealized gain (loss)	0.28		0.32	(0.23)	0.03 (c)	(0.18)

Total from investment operations	0.86		0.58	(0.18)	0.01	(0.03)

Less distributions to shareholders:
From net investment income	(0.95)		—	—	(0.47)	(0.06)
From net realized gains	—		(0.17)	(0.73)	—	(0.46)

Total distributions	(0.95)		(0.17)	(0.73)	(0.47)	(0.52)

Net asset value, end of period	$18.40		$18.49	$18.08	$18.99	$19.45

Total Return(d)	4.68	%(e)	3.25%	(0.99)%	0.01%	(0.21	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,347		$49,257	$130,896	$230,386	$200,812
Net operating expenses to average daily net assets(f)	0.82%		0.81%	0.80%	0.76%	0.77	%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(g)	0.85%		0.61%	0.51%	0.49%	0.29	%*
Total net expenses to average daily net assets(f)	1.67%		1.42%	1.31%	1.25%	1.05	%*
Net investment income (loss) to average daily net assets(a)	3.15	%(b)	1.44%	0.29%	(0.10)%	0.88	%*
Portfolio turnover rate(h)	514%		337%	572%	410%	243	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(i)	0.34%		0.35%	0.17%	0.15%	0.27	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29,
2024
$115,562
2.90%

(c)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(e)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29,
2024
0.24%

131	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

ALTERNATIVE ALLOCATION FUND (continued)π

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(g)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(h)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	N/A	N/A	572%	411%	250%

(i)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.

See accompanying notes to the financial statements.	132

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

ALTERNATIVE ALLOCATION FUND (continued)π

	Class R6 Shares
						Period from
						July 31, 2020
						(commencement
						of operations)
						through
	Year Ended February 28/29,					February 28,
	2024		2023	2022		2021
Net asset value, beginning of period	$18.58		$18.18	$18.95		$19.33

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.56	(b)	0.23	(0.00	)(c)	(0.03)
Net realized and unrealized gain (loss)	0.29		0.34	(0.04)		0.07	(d)

Total from investment operations	0.85		0.57	(0.04)		0.04

Less distributions to shareholders:
From net investment income	(0.93)		—	—		(0.42)
From net realized gains	—		(0.17)	(0.73)		—

Total distributions	(0.93)		(0.17)	(0.73)		(0.42)

Net asset value, end of period	$18.50		$18.58	$18.18		$18.95

Total Return(e)	4.60	%(f)	3.17%	(0.23)%		0.16	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6		$4	$22		$478
Net operating expenses to average daily net assets(g)	0.98%		0.98%	0.97%		0.93	%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(h)	0.85%		0.61%	0.58%		0.53	%*
Total net expenses to average daily net assets(g)	1.83%		1.59%	1.55%		1.46	%*
Net investment income (loss) to average daily net assets(a)	2.98	%(b)	1.27%	0.01%		(0.26	)%*
Portfolio turnover rate(i)	514%		337%	572%		410	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(j)	0.32%		0.35%	0.13%		0.16	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29,
2024
$ 13
2.71%

(c)	Rounds to less than $0.01.
(d)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(e)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(f)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29,
2024
0.24%

133	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

ALTERNATIVE ALLOCATION FUND (continued)π

(g)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(h)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(i)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,
	2024	2023	2022	2021
Portfolio turnover rate including transactions in USTF	N/A	N/A	572%	411%

(j)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.

See accompanying notes to the financial statements.	134

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

ALTERNATIVE ALLOCATION FUND (continued)π

	Class I Shares
						Period from
						September 4, 2019
						(commencement
						of operations)
						through
	Year Ended February 28/29,					February 29,
	2024		2023	2022	2021	2020
Net asset value, beginning of period	$18.37		$18.01	$18.96	$19.44	$20.18

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.53	(b)	0.23	0.01	(0.09)	0.10
Net realized and unrealized gain (loss)	0.27		0.30	(0.23)	0.04 (c)	(0.33)

Total from investment operations	0.80		0.53	(0.22)	(0.05)	(0.23)

Less distributions to shareholders:
From net investment income	(0.91)		—	—	(0.43)	(0.05)
From net realized gains	—		(0.17)	(0.73)	—	(0.46)

Total distributions	(0.91)		(0.17)	(0.73)	(0.43)	(0.51)

Net asset value, end of period	$18.26		$18.37	$18.01	$18.96	$19.44

Total Return(d)	4.38	%(e)	2.98%	(1.21)%	(0.30)%	(1.20	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$143,397		$146,410	$148,247	$268,473	$34,229
Net operating expenses to average daily net assets(f)	1.10%		1.08%	1.07%	1.02%	1.02	%*
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(g)	0.85%		0.60%	0.50%	0.51%	0.23	%*
Total net expenses to average daily net assets(f)	1.95%		1.68%	1.57%	1.53%	1.25	%*
Net investment income (loss) to average daily net assets(a)	2.87	%(b)	1.31%	0.06%	(0.44)%	0.98	%*
Portfolio turnover rate(h)	514%		337%	572%	410%	243	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(i)	0.35%		0.37%	0.19%	0.15%	0.24	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29,
2024
$352,330
2.62%

(c)

The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of the Fund shares in relation to fluctuating market values of the investments of the Fund.

(d)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(e)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29,
2024
0.24%

135	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

ALTERNATIVE ALLOCATION FUND (continued)π

(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(g)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(h)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	N/A	N/A	572%	411%	250%

(i)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
π	GMO Alternative Allocation SPC Ltd. is a 100% owned subsidiary of Alternative Allocation Fund. As such, the amounts presented for Alternative Allocation Fund are consolidated with its subsidiary.

See accompanying notes to the financial statements.	136

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$24.89	$25.56	$25.97	$25.53	$26.36

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.21	0.73	0.57	0.40	0.83
Net realized and unrealized gain (loss)	1.37	(0.63)	(0.35)	0.98	(0.75)

Total from investment operations	2.58	0.10	0.22	1.38	0.08

Less distributions to shareholders:
From net investment income	(1.46)	(0.77)	(0.63)	(0.78)	(0.90)
From net realized gains	—	—	—	(0.16)	(0.01)

Total distributions	(1.46)	(0.77)	(0.63)	(0.94)	(0.91)

Net asset value, end of period	$26.01	$24.89	$25.56	$25.97	$25.53

Total Return(b)	10.46%	0.50%	0.86%	5.60%	0.11%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,072,341	$1,546,717	$1,726,440	$2,227,712	$3,785,568
Net expenses to average daily net assets(c)	0.75%	0.74%	0.75%	0.70%	0.66%
Net investment income (loss) to average daily net assets(a)	4.77%	3.00%	2.15%	1.59%	3.12%
Portfolio turnover rate	15%	19%	7%	20%	10%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(d)	0.06%	0.08%	0.06%	0.11%	0.15%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

137	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND (continued)

	Class IV Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$24.89	$25.56	$25.96	$25.53	$26.35

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.36	0.80	0.49	0.43	0.83
Net realized and unrealized gain (loss)	1.25	(0.68)	(0.25)	0.96	(0.73)

Total from investment operations	2.61	0.12	0.24	1.39	0.10

Less distributions to shareholders:
From net investment income	(1.48)	(0.79)	(0.64)	(0.80)	(0.91)
From net realized gains	—	—	—	(0.16)	(0.01)

Total distributions	(1.48)	(0.79)	(0.64)	(0.96)	(0.92)

Net asset value, end of period	$26.02	$24.89	$25.56	$25.96	$25.53

Total Return(b)	10.57%	0.55%	0.93%	5.61%	0.21%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$892,278	$1,182,069	$1,388,080	$1,965,528	$2,085,324
Net expenses to average daily net assets(c)	0.70%	0.69%	0.70%	0.66%	0.61%
Net investment income (loss) to average daily net assets(a)	5.33%	3.26%	1.85%	1.73%	3.12%
Portfolio turnover rate	15%	19%	7%	20%	10%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(d)	0.06%	0.08%	0.06%	0.10%	0.15%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	138

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND (continued)

	Class MF Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$24.91	$25.58	$25.99	$25.55	$26.38

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.33	0.75	0.60	0.38	0.83
Net realized and unrealized gain (loss)	1.28	(0.64)	(0.37)	1.01	(0.74)

Total from investment operations	2.61	0.11	0.23	1.39	0.09

Less distributions to shareholders:
From net investment income	(1.48)	(0.78)	(0.64)	(0.79)	(0.91)
From net realized gains	—	—	—	(0.16)	(0.01)

Total distributions	(1.48)	(0.78)	(0.64)	(0.95)	(0.92)

Net asset value, end of period	$26.04	$24.91	$25.58	$25.99	$25.55

Total Return(b)	10.56%	0.54%	0.91%	5.64%	0.16%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$787,902	$1,079,756	$1,370,527	$1,716,252	$2,827,442
Net expenses to average daily net assets(c)	0.70%	0.69%	0.70%	0.65%	0.61%
Net investment income (loss) to average daily net assets(a)	5.21%	3.05%	2.25%	1.54%	3.12%
Portfolio turnover rate	15%	19%	7%	20%	10%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(d)	0.06%	0.08%	0.06%	0.11%	0.15%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

139	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND (continued)

	Class R6 Shares
				Period from
				May 1, 2020
				(commencement
				of operations)
				through
	Year Ended February 28/29,			February 28,
	2024	2023	2022	2021
Net asset value, beginning of period	$24.87	$25.54	$25.95	$23.95

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.40	0.77	0.55	0.24
Net realized and unrealized gain (loss)	1.19	(0.66)	(0.33)	2.72

Total from investment operations	2.59	0.11	0.22	2.96

Less distributions to shareholders:
From net investment income	(1.47)	(0.78)	(0.63)	(0.80)
From net realized gains	—	—	—	(0.16)

Total distributions	(1.47)	(0.78)	(0.63)	(0.96)

Net asset value, end of period	$25.99	$24.87	$25.54	$25.95

Total Return(b)	10.50%	0.51%	0.86%	12.55	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$300,343	$281,802	$273,491	$310,687
Net expenses to average daily net assets(c)	0.75%	0.74%	0.75%	0.74	%*
Net investment income (loss) to average daily net assets(a)	5.48%	3.16%	2.06%	1.16	%*
Portfolio turnover rate	15%	19%	7%	20	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(d)	0.06%	0.08%	0.06%	0.08	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	140

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND (continued)

	Class I Shares
					Period from
					August 8, 2019
					(commencement
					of operations)
					through
	Year Ended February 28/29,				February 29,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$24.86	$25.53	$25.95	$25.52	$26.24

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.31	0.70	0.63	0.33	1.10
Net realized and unrealized gain (loss)	1.26	(0.62)	(0.44)	1.02	(0.93)

Total from investment operations	2.57	0.08	0.19	1.35	0.17

Less distributions to shareholders:
From net investment income	(1.44)	(0.75)	(0.61)	(0.76)	(0.89)
From net realized gains	—	—	—	(0.16)	—

Total distributions	(1.44)	(0.75)	(0.61)	(0.92)	(0.89)

Net asset value, end of period	$25.99	$24.86	$25.53	$25.95	$25.52

Total Return(b)	10.43%	0.38%	0.77%	5.47%	0.48	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$364,292	$313,322	$365,107	$324,819	$98,453
Net expenses to average daily net assets(c)	0.85%	0.84%	0.85%	0.81%	0.74	%*
Net investment income (loss) to average daily net assets(a)	5.14%	2.85%	2.38%	1.30%	7.22	%*
Portfolio turnover rate	15%	19%	7%	20%	10	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(d)	0.07%	0.09%	0.07%	0.10%	0.15	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

141	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

BENCHMARK-FREE FUND

	Class III Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$17.79	$18.85	$19.48	$18.88	$19.56

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.88	0.86	0.63	0.52	0.72
Net realized and unrealized gain (loss)	1.34	(0.98)	(0.39)	0.71	(0.59)

Total from investment operations	2.22	(0.12)	0.24	1.23	0.13

Less distributions to shareholders:
From net investment income	(1.08)	(0.94)	(0.87)	(0.63)	(0.81)

Total distributions	(1.08)	(0.94)	(0.87)	(0.63)	(0.81)

Net asset value, end of period	$18.93	$17.79	$18.85	$19.48	$18.88

Total Return(b)	12.54%	(0.40)%	1.21%	6.64%	0.41%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,091,522	$1,152,713	$1,613,854	$2,158,496	$2,583,930
Net operating expenses to average daily net assets(c)	0.04%	0.06%	0.03%	0.04%	0.02%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.43%	0.35%	0.26%	0.08%	0.03%
Total net expenses to average daily net assets(c)	0.47%	0.41%	0.29%	0.12%	0.05%
Net investment income (loss) to average daily net assets(a)	4.79%	4.85%	3.19%	2.86%	3.64%
Portfolio turnover rate(e)	100%	107%	138%	145%	50%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%	0.06%	0.07%	0.05%	0.04%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	110%	114%	145%	151%	52%

†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	142

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2024		2023		2022		2021		2020
Net asset value, beginning of period	$29.92		$32.86		$34.92		$31.50		$31.47

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.35	(b)	0.82		0.96		0.88		1.08
Net realized and unrealized gain (loss)	2.64		(2.67)		(0.90)		3.91		0.29

Total from investment operations	3.99		(1.85)		0.06		4.79		1.37

Less distributions to shareholders:
From net investment income	(1.74)		(1.09)		(2.12)		(1.37)		(1.34)

Total distributions	(1.74)		(1.09)		(2.12)		(1.37)		(1.34)

Net asset value, end of period	$32.17		$29.92		$32.86		$34.92		$31.50

Total Return(c)	13.44	%(d)	(5.48)%		(0.10)%		15.39%		4.12%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$333,837		$306,276		$585,212		$692,580		$1,539,522
Net expenses to average daily net assets(e)	0.01%		0.00	%(f)	0.00	%(f)	0.00	%(f)	0.00	%(f)
Net investment income (loss) to average daily net assets(a)	4.36	%(b)	2.72%		2.68%		2.78%		3.32%
Portfolio turnover rate(g)	16%		31%		27%		30%		27%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%		0.05%		0.03%		0.01%		0.01%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29,
2024
$277,099
4.27%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29,
2024
0.08%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)	Rounds to less than 0.01%.
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	16%	32%	31%	41%	28%

†	Calculated using average shares outstanding throughout the period.

143	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION FUND (continued)

	Class R6 Shares
								Period from
								September 30, 2019
								(commencement
								of operations)
								through
	Year Ended February 28/29,							February 29,
	2024		2023		2022		2021	2020
Net asset value, beginning of period	$29.90		$32.84		$34.93		$31.50	$32.56

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.49	(b)	0.84		0.51		0.93	0.86
Net realized and unrealized gain (loss)	2.50		(2.69)		(0.48)		3.87	(0.71)

Total from investment operations	3.99		(1.85)		0.03		4.80	0.15

Less distributions to shareholders:
From net investment income	(1.74)		(1.09)		(2.12)		(1.37)	(1.21)

Total distributions	(1.74)		(1.09)		(2.12)		(1.37)	(1.21)

Net asset value, end of period	$32.15		$29.90		$32.84		$34.93	$31.50

Total Return(c)	13.44	%(d)	(5.48)%		(0.19)%		15.42%	0.22	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,387		$20,440		$26,148		$183,052	$17,888
Net expenses to average daily net assets(e)	0.01%		0.00	%(f)	0.00	%(f)	0.01%	0.00	%(f)
Net investment income (loss) to average daily net assets(a)	4.81	%(b)	2.80%		1.44%		2.78%	6.23	%*
Portfolio turnover rate(g)	16%		31%		27%		30%	27	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%		0.05%		0.02%		0.02%	0.01	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29,
2024
$16,162
4.72%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29,
2024
0.08%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)	Rounds to less than 0.01%.
(g)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	16%	32%	31%	41%	28%

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	144

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION FUND (continued)

	Class I Shares
					Period from
					January 6, 2021
					(commencement
					of operations)
					through
	Year Ended February 28/29,				February 28,
	2024		2023	2022	2021
Net asset value, beginning of period	$29.92		$32.87	$34.92	$34.71

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.32	(b)	1.07	0.87	(0.01)
Net realized and unrealized gain (loss)	2.64		(2.96)	(0.84)	0.22

Total from investment operations	3.96		(1.89)	0.03	0.21

Less distributions to shareholders:
From net investment income	(1.71)		(1.06)	(2.08)	—

Total distributions	(1.71)		(1.06)	(2.08)	—

Net asset value, end of period	$32.17		$29.92	$32.87	$34.92

Total Return(c)	13.32	%(d)	(5.60)%	(0.18)%	0.61	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,171		$13,403	$12,621	$20,497
Net expenses to average daily net assets(e)	0.11%		0.10%	0.10%	0.11%
Net investment income (loss) to average daily net assets(a)	4.28	%(b)	3.59%	2.41%	(0.10	)%*
Portfolio turnover rate(f)	16%		31%	27%	30	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%		0.08%	0.03%	0.02	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaim receivables attributed to liquidated underlying funds (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 29,
2024
$11,720
4.19%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	EU tax reclaim payment receivable attributed to liquidated underlying funds during the year had a positive impact to total return, adding below respectively, to each class’s total return (Note 2):

February 29,
2024
0.08%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,
	2024	2023	2022	2021
Portfolio turnover rate including transactions in USTF	16%	32%	31%	41%

†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

145	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

GLOBAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2024	2023	2022		2021		2020
Net asset value, beginning of period	$21.80	$24.43	$25.79		$20.87		$21.20

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.85	0.65	1.00		0.75		0.25
Net realized and unrealized gain (loss)	3.39	(1.78)	0.94		5.12		0.42

Total from investment operations	4.24	(1.13)	1.94		5.87		0.67

Less distributions to shareholders:
From net investment income	(1.46)	(0.66)	(2.08)		(0.95)		(0.74)
From net realized gains	—	(0.84)	(1.22)		—		(0.26)

Total distributions	(1.46)	(1.50)	(3.30)		(0.95)		(1.00)

Net asset value, end of period	$24.58	$21.80	$24.43		$25.79		$20.87

Total Return(b)	19.71%	(3.94)%	6.80%		28.41%		2.87%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,655	$66,992	$86,810		$88,154		$73,383
Net expenses to average daily net assets(c)	0.01%	0.01%	0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets(a)	3.71%	3.00%	3.61%		3.39%		1.16%
Portfolio turnover rate	20%	37%	19%		25%		21%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%	0.10%	0.05%		0.06%		0.03%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	146

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2024	2023	2022		2021		2020
Net asset value, beginning of period	$24.57	$28.45	$29.91		$24.37		$24.63

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.09	0.87	1.18		0.88		0.83
Net realized and unrealized gain (loss)	3.65	(2.92)	(0.28)		5.75		(0.16)

Total from investment operations	4.74	(2.05)	0.90		6.63		0.67

Less distributions to shareholders:
From net investment income	(1.52)	(1.01)	(2.35)		(1.09)		(0.93)
From net realized gains	—	(0.82)	(0.01)		—		—

Total distributions	(1.52)	(1.83)	(2.36)		(1.09)		(0.93)

Net asset value, end of period	$27.79	$24.57	$28.45		$29.91		$24.37

Total Return(b)	19.52%	(6.66)%	2.49%		27.51%		2.36%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$682,157	$560,287	$1,571,153		$1,638,868		$1,456,064
Net expenses to average daily net assets(c)	0.01%	0.01%	0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets(a)	4.19%	3.51%	3.69%		3.44%		3.26%
Portfolio turnover rate	25%	35%	20%		20%		20%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.02%	0.01%		0.01%		0.01%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

147	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION FUND (continued)

	Class R6 Shares
					Period from
					July 15, 2020
					(commencement
					of operations)
					through
	Year Ended February 28/29,				February 28,
	2024	2023	2022		2021
Net asset value, beginning of period	$24.57	$28.46	$29.91		$25.19

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.13	0.69	1.19		0.81
Net realized and unrealized gain (loss)	3.60	(2.75)	(0.28)		4.96

Total from investment operations	4.73	(2.06)	0.91		5.77

Less distributions to shareholders:
From net investment income	(1.52)	(1.01)	(2.35)		(1.05)
From net realized gains	—	(0.82)	(0.01)		—

Total distributions	(1.52)	(1.83)	(2.36)		(1.05)

Net asset value, end of period	$27.78	$24.57	$28.46		$29.91

Total Return(b)	19.48%	(6.69)%	2.52%		23.14	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$41,403	$34,289	$7,065		$6,781
Net expenses to average daily net assets(c)	0.01%	0.01%	0.00	%(d)	0.00	%(d)*
Net investment income (loss) to average daily net assets(a)	4.35%	2.77%	3.74%		4.70	%*
Portfolio turnover rate	25%	35%	20%		20	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.03%	0.01%		0.01	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	148

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION FUND (continued)

	Class I Shares
				Period from
				August 17, 2020
				(commencement
				of operations)
				through
	Year Ended February 28/29,			February 28,
	2024	2023	2022	2021
Net asset value, beginning of period	$24.56	$28.44	$29.91	$26.14

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.69	0.90	1.17	0.90
Net realized and unrealized gain (loss)	3.02	(2.97)	(0.31)	3.91

Total from investment operations	4.71	(2.07)	0.86	4.81

Less distributions to shareholders:
From net investment income	(1.51)	(0.99)	(2.32)	(1.04)
From net realized gains	—	(0.82)	(0.01)	—

Total distributions	(1.51)	(1.81)	(2.33)	(1.04)

Net asset value, end of period	$27.76	$24.56	$28.44	$29.91

Total Return(b)	19.37%	(6.74)%	2.37%	18.64	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,755	$4,992	$2,615	$2,233
Net expenses to average daily net assets(c)	0.11%	0.11%	0.10%	0.10	%*
Net investment income (loss) to average daily net assets(a)	6.43%	3.66%	3.67%	5.95	%*
Portfolio turnover rate	25%	35%	20%	20	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.02%	0.01%	0.01	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

149	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

IMPLEMENTATION FUNDß

	Core Shares
	Year Ended February 28/29,
	2024		2023		2022		2021		2020
Net asset value, beginning of period	$12.28		$12.54		$12.70		$12.74		$13.22

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.57		0.50	(b)	0.38		0.35		0.49
Net realized and unrealized gain (loss)	0.81		(0.33)		(0.13)		(0.11)		(0.43)

Total from investment operations	1.38		0.17		0.25		0.24		0.06

Less distributions to shareholders:
From net investment income	(0.76)		(0.43)		(0.41)		(0.28)		(0.54)

Total distributions	(0.76)		(0.43)		(0.41)		(0.28)		(0.54)

Net asset value, end of period	$12.90		$12.28		$12.54		$12.70		$12.74

Total Return(c)	11.44%		1.52	%(d)	2.02%		1.95%		0.25%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,229,426		$3,735,883		$4,681,226		$5,970,367		$7,114,306
Net operating expenses to average daily net assets(e)	0.02%		0.02%		0.00	%(f)	0.01%		0.00	%(f)
Interest and/or dividend expenses to average daily net assets(g)	0.42%		0.36%		0.32%		0.15%		0.06%
Total net expenses to average daily net assets(e)	0.44%		0.38%		0.32%		0.16%		0.06%
Net investment income (loss) to average daily net assets(a)	4.54%		4.15	%(b)	2.95%		2.89%		3.65%
Portfolio turnover rate(h)	127%		118%		194%		189%		97%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04	%(i)	0.06%		0.06	%(i)	0.06	%(i)	0.05	%(i)

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

Net investment income per share includes income received for EU reclaims, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, if any, in connection with certain Fund holdings (Note 2). Excluding the net EU reclaim amount below, the net investment income to average daily net assets ratio would have been:

February 28,
2023
$15,309,005
3.77%

(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)

EU tax reclaim payments and related interest received during the year, net of IRS closing agreement fees and non-recurring contingent legal fees attributed to EU tax reclaims, had a positive impact to total return, adding the below to the class’s total return (Note 2):

February 28,
2023
0.39%

(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(f)	Rounds to less than 0.01%.
(g)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(h)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	134%	125%	200%	196%	100%

(i)	Ratio includes indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
ß	GMO Implementation SPC Ltd. is a 100% owned subsidiary of Implementation Fund. As such, the amounts presented for Implementation Fund are consolidated with its subsidiary.

See accompanying notes to the financial statements.	150

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2024	2023		2022		2021		2020
Net asset value, beginning of period	$15.14	$16.35		$16.95		$14.52		$14.75

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.06	0.61		1.05		0.61		0.49
Net realized and unrealized gain (loss)	1.51	(1.18)		(0.51)		2.56		(0.12)

Total from investment operations	2.57	(0.57)		0.54		3.17		0.37

Less distributions to shareholders:
From net investment income	(1.07)	(0.60)		(1.09)		(0.74)		(0.60)
From net realized gains	—	(0.04)		(0.05)		0.00		0.00

Total distributions	(1.07)	(0.64)		(1.14)		(0.74)		(0.60)

Net asset value, end of period	$16.64	$15.14		$16.35		$16.95		$14.52

Total Return(b)	17.08%	(3.23)%		2.88%		22.02%		2.14%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$257,184	$219,167		$222,308		$217,129		$297,463
Net expenses to average daily net assets(c)	0.01%	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets(a)	6.65%	4.14%		5.82%		4.20%		3.25%
Portfolio turnover rate	21%	9%		18%		17%		11%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%	0.08%		0.05%		0.03%		0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

151	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND (continued)

	Class R6 Shares
						Period from
						January 22, 2021
						(commencement
						of operations)
						through
	Year Ended February 28/29,					February 28,
	2024	2023		2022		2021
Net asset value, beginning of period	$15.14	$16.35		$16.95		$17.08

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.02	0.61		1.02		(0.00	)(b)
Net realized and unrealized gain (loss)	1.54	(1.18)		(0.48)		(0.13)

Total from investment operations	2.56	(0.57)		0.54		(0.13)

Less distributions to shareholders:
From net investment income	(1.07)	(0.60)		(1.09)		—
From net realized gains	—	(0.04)		(0.05)		—

Total distributions	(1.07)	(0.64)		(1.14)		—

Net asset value, end of period	$16.63	$15.14		$16.35		$16.95

Total Return(c)	17.01%	(3.23)%		2.88%		(0.76	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,319	$8,033		$8,268		$8,254
Net expenses to average daily net assets(d)	0.01%	0.00	%(e)	0.00	%(e)	0.01	%*
Net investment income (loss) to average daily net assets(a)	6.38%	4.13%		5.66%		(0.01	)%*
Portfolio turnover rate	21%	9%		18%		17	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%	0.08%		0.05%		0.05	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)	Rounds to less than $0.01.
(c)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(e)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	152

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2024	2023	2022		2021		2020
Net asset value, beginning of period	$25.48	$29.43	$32.31		$27.45		$28.09

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.33	1.24	1.64		1.24		1.02
Net realized and unrealized gain (loss)	3.08	(3.96)	(2.59)		4.91		(0.46)

Total from investment operations	4.41	(2.72)	(0.95)		6.15		0.56

Less distributions to shareholders:
From net investment income	(1.96)	(1.23)	(1.93)		(1.29)		(1.20)

Total distributions	(1.96)	(1.23)	(1.93)		(1.29)		(1.20)

Net asset value, end of period	$27.93	$25.48	$29.43		$32.31		$27.45

Total Return(b)	17.53%	(9.05)%	(3.37)%		22.67%		1.62%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$84,238	$286,725	$437,139		$598,701		$646,622
Net expenses to average daily net assets(c)	0.01%	0.01%	0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets(a)	5.01%	4.81%	4.90%		4.40%		3.55%
Portfolio turnover rate	21%	11%	18%		16%		7%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.03%	0.02%		0.02%		0.01%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

153	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY ALLOCATION FUND (continued)

	Class R6 Shares
							Period from
							August 30, 2019
							(commencement
							of operations)
							through
	Year Ended February 28/29,						February 29,
	2024	2023	2022		2021		2020
Net asset value, beginning of period	$25.47	$29.42	$32.30		$27.44		$27.07

Income (loss) from investment operations:
Net investment income (loss)(a)†	1.80	1.30	1.74		1.29		1.14
Net realized and unrealized gain (loss)	2.60	(4.02)	(2.69)		4.86		0.33

Total from investment operations	4.40	(2.72)	(0.95)		6.15		1.47

Less distributions to shareholders:
From net investment income	(1.96)	(1.23)	(1.93)		(1.29)		(1.10)

Total distributions	(1.96)	(1.23)	(1.93)		(1.29)		(1.10)

Net asset value, end of period	$27.91	$25.47	$29.42		$32.30		$27.44

Total Return(b)	17.49%	(9.05)%	(3.37)%		22.68%		5.04	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$221,289	$205,417	$242,178		$262,853		$210,223
Net expenses to average daily net assets(c)	0.01%	0.01%	0.00	%(d)	0.00	%(d)	0.00	%(d)*
Net investment income (loss) to average daily net assets(a)	6.74%	5.08%	5.20%		4.56%		7.83	%*
Portfolio turnover rate	21%	11%	18%		16%		7	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.03%	0.03%	0.02%		0.02%		0.02	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	Rounds to less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	154

GMO Trust Funds

Financial Highlights — (Continued)

(For a share outstanding throughout each period)

STRATEGIC OPPORTUNITIES ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$15.57	$17.91	$21.56	$18.98	$19.48

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.79	0.63	0.59	0.54	0.67
Net realized and unrealized gain (loss)	1.44	(1.46)	0.32	2.93	(0.11)

Total from investment operations	2.23	(0.83)	0.91	3.47	0.56

Less distributions to shareholders:
From net investment income	(1.00)	(0.85)	(1.22)	(0.71)	(0.77)
From net realized gains	—	(0.66)	(3.34)	(0.18)	(0.29)

Total distributions	(1.00)	(1.51)	(4.56)	(0.89)	(1.06)

Net asset value, end of period	$16.80	$15.57	$17.91	$21.56	$18.98

Total Return(b)	14.44%	(4.08)%	3.57%	18.66%	2.57%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$218,034	$189,504	$236,452	$579,796	$773,438
Net operating expenses to average daily net assets(c)	0.02%	0.02%	0.01%	0.01%	0.01%
Interest and/or dividend expenses and/or borrowing costs to average daily net assets(d)	0.37%	0.32%	0.26%	0.07%	0.03%
Total net expenses to average daily net assets(c)	0.39%	0.34%	0.27%	0.08%	0.04%
Net investment income (loss) to average daily net assets(a)	4.88%	3.91%	2.71%	2.85%	3.35%
Portfolio turnover rate(e)	52%	74%	95%	61%	36%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.12%	0.15%	0.14%	0.07%	0.03%

(a)	Net investment income is affected by the timing of the declaration of dividends by the other GMO Funds and/or other investment companies in which the Fund invests, if any.
(b)

The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.

(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)

Interest and dividend expense and/or borrowing costs incurred as a result of cash collateral on derivatives, entering into reverse repurchase agreements, securities sold short or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.

(e)

The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate including transactions in USTF during the period and/or year ended:

	February 29,	February 28,	February 28,	February 28,	February 29,
	2024	2023	2022	2021	2020
Portfolio turnover rate including transactions in USTF	57%	72%	122%	80%	41%

†	Calculated using average shares outstanding throughout the period.

155	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 29, 2024

1.	Organization

Each of Alternative Allocation Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, Implementation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund and Strategic Opportunities Allocation Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

Many of the Funds may invest primarily in other GMO Funds and Alternative Allocation Fund and Implementation Fund may also invest in GMO Alternative Allocation SPC Ltd. and GMO Implementation SPC Ltd. (each a “wholly-owned subsidiary”), respectively. These GMO Funds and wholly-owned subsidiaries are referenced herein as “underlying funds”. As a result, the Funds are exposed to all of the risks of the underlying funds in which they invest. Several of the underlying funds themselves invest a substantial portion of their assets in other GMO Funds. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements. The financial statements are available without charge on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov or on GMO’s website at www.gmo.com.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Alternative Allocation Fund	Not Applicable	Positive total return

Benchmark-Free Allocation Fund	Not Applicable	Positive total return

Benchmark-Free Fund	Not Applicable	Positive total return

Global Asset Allocation Fund	GMO Global Asset Allocation Index (65% MSCI ACWI, 35% Bloomberg U.S. Aggregate Index)	Total return greater than its benchmark

Global Developed Equity Allocation Fund	MSCI World Index	Total return greater than its benchmark

Global Equity Allocation Fund	MSCI ACWI	Total return greater than its benchmark

Implementation Fund	Not Applicable	Positive total return, not relative return

International Developed Equity Allocation Fund	MSCI EAFE Index	Total return greater than its benchmark

International Equity Allocation Fund	MSCI ACWI ex USA	Total return greater than its benchmark

Strategic Opportunities Allocation Fund	GMO Strategic Opportunities Allocation Index (75% MSCI World Index (MSCI Standard Index Series), 25% Bloomberg U.S. Aggregate Index)	Total return greater than its benchmark

Benchmark-Free Fund and Implementation Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

156

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Basis of presentation and principles of consolidation: Alternative Allocation Fund and Implementation Fund

Alternative Allocation Fund and Implementation Fund include the accounts of their wholly-owned subsidiaries and the accompanying financial statements have been consolidated for those accounts. The consolidated financial statements include all of the assets and liabilities of each wholly-owned subsidiary. All interfund accounts and transactions have been eliminated in consolidation. Alternative Allocation Fund and Implementation Fund are herein referred to as “Consolidated Alternative Allocation Fund” and “Consolidated Implementation Fund”, respectively.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within that range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the closing price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available when a Fund calculates its net asset value, the derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted non-fixed income securities for which market quotations are readily available are generally valued at the most recent quoted price.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close before the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) and are described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a pricing source determined by GMO. GMO evaluates pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another source) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available when a Fund calculates its net asset value, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in fair value pricing, the price determined for a particular security may be materially different from the value realized upon its sale. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 29, 2024, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

157

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price; certain debt obligations, such as collateralized loan obligations, that have yet to begin trading that are valued at cost; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they may be valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; certain equity securities valued off the last traded price with a discount for liquidity; certain equity securities that are valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 29, 2024:

Description	Level 1	Level 2	Level 3	Total
Consolidated Alternative Allocation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,011,699	$—	$2,011,699
Belgium	—	960,500	—	960,500
Canada	2,201,204	—	352,512	2,553,716
China	—	1,626,947	0§	1,626,947
Denmark	—	1,180,823	—	1,180,823
Finland	—	505,636	—	505,636
France	97,262	1,453,692	—	1,550,954
Germany	—	463,659	—	463,659

158

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Consolidated Alternative Allocation Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Hong Kong	$—	$147,111	$—	$147,111
India	—	959,880	—	959,880
Israel	517,987	53,545	—	571,532
Italy	—	799,864	—	799,864
Japan	—	20,903,704	—	20,903,704
Netherlands	373,937	1,618,121	—	1,992,058
New Zealand	—	60,784	—	60,784
Norway	—	308,527	—	308,527
Poland	—	323,714	—	323,714
Portugal	—	24,408	—	24,408
South Africa	—	130,690	—	130,690
South Korea	267,143	1,315,262	—	1,582,405
Spain	—	905,221	—	905,221
Sweden	—	922,077	—	922,077
Switzerland	—	718,016	—	718,016
Taiwan	1,118,482	—	—	1,118,482
Thailand	—	460,951	—	460,951
Turkey	—	282,771	—	282,771
United Kingdom	3,207,858	1,552,388	—	4,760,246
United States	74,975,212	—	0§	74,975,212

TOTAL COMMON STOCKS	82,759,085	39,689,990	352,512	122,801,587

Preferred Stocks
Brazil	51,777	—	—	51,777
Germany	—	971,411	—	971,411

TOTAL PREFERRED STOCKS	51,777	971,411	—	1,023,188

Rights/Warrants
United States	—	—	425,705	425,705

TOTAL RIGHTS/WARRANTS	—	—	425,705	425,705

Investment Funds
United States	—	—	2,351,936	2,351,936

TOTAL INVESTMENT FUNDS	—	—	2,351,936	2,351,936

Debt Obligations
United States	50,955,565	34,219,747	—	85,175,312

TOTAL DEBT OBLIGATIONS	50,955,565	34,219,747	—	85,175,312

Mutual Funds
United States	3,309,494	—	—	3,309,494

TOTAL MUTUAL FUNDS	3,309,494	—	—	3,309,494

Short-Term Investments	15,251,584	54,377,764	—	69,629,348
Purchased Options	790	—	—	790

Total Investments	152,328,295	129,258,912	3,130,153	284,717,360

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	1,862,388	—	1,862,388

159

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Consolidated Alternative Allocation Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^ (continued)
Futures Contracts
Equity Risk	$289,202	$357,899	$—	$647,101
Interest Rate Risk	46,045	—	—	46,045
Physical Commodity Contract Risk	556,459	—	—	556,459
Swap Contracts
Credit Risk	—	2,393,533	—	2,393,533
Equity Risk	—	102,161	—	102,161
Interest Rate Risk	—	1,166,356	—	1,166,356

Total	$153,220,001	$135,141,249	$3,130,153	$291,491,403

Liability Valuation Inputs
Common Stocks
Australia	$—	$(1,310,689)	$—	$(1,310,689)
Austria	—	(222,237)	—	(222,237)
Belgium	—	(480,493)	—	(480,493)
Canada	(2,932,886)	—	—	(2,932,886)
China	(24,233)	—	—	(24,233)
Denmark	—	(250,125)	—	(250,125)
Finland	—	(89,130)	—	(89,130)
France	—	(1,512,067)	—	(1,512,067)
Germany	—	(1,890,039)	—	(1,890,039)
Ireland	—	(2,975,361)	—	(2,975,361)
Israel	(487,080)	—	—	(487,080)
Italy	—	(1,502,484)	—	(1,502,484)
Japan	—	(4,324,444)	—	(4,324,444)
Netherlands	—	(1,472,673)	—	(1,472,673)
New Zealand	—	(413,930)	—	(413,930)
Peru	(369,449)	—	—	(369,449)
Singapore	(302,079)	(285,772)	—	(587,851)
Spain	—	(844,565)	—	(844,565)
Sweden	—	(700,413)	—	(700,413)
Switzerland	—	(240,776)	—	(240,776)
United Kingdom	(2,529,905)	(3,036,410)	—	(5,566,315)
United States	(42,230,168)	—	—	(42,230,168)

TOTAL COMMON STOCKS	(48,875,800)	(21,551,608)	—	(70,427,408)

Preferred Stocks
Germany	—	(402,969)	—	(402,969)

TOTAL PREFERRED STOCKS	—	(402,969)	—	(402,969)

Debt Obligations
United States	—	(27,214,910)	—	(27,214,910)

TOTAL DEBT OBLIGATIONS	—	(27,214,910)	—	(27,214,910)

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(643,785)	—	(643,785)
Futures Contracts
Equity Risk	(424,663)	(534,901)	—	(959,564)

160

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Consolidated Alternative Allocation Fund (continued)
Liability Valuation Inputs (continued)
Derivatives^ (continued)
Interest Rate Risk	$(12,176)	$—	$—	$(12,176)
Physical Commodity Contract Risk	(1,434,461)	—	—	(1,434,461)
Written Options
Credit Risk	—	(99,763)	—	(99,763)
Equity Risk	(222,864)	—	—	(222,864)
Swap Contacts
Credit Risk	—	(3,671,366)	—	(3,671,366)
Equity Risk	—	(120,272)	—	(120,272)
Interest Rate Risk	—	(850,836)	—	(850,836)

Total	$(50,969,964)	$(55,090,410)	$—	$(106,060,374)

Benchmark-Free Allocation Fund
Asset Valuation Inputs
Mutual Funds	$3,415,663,472	$—	$—	$3,415,663,472
Short-Term Investments	4,420,774	—	—	4,420,774

Total Investments	3,420,084,246	—	—	3,420,084,246

Total	$3,420,084,246	$—	$—	$3,420,084,246

Benchmark-Free Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$14,078,508	$—	$14,078,508
Austria	—	3,837,909	—	3,837,909
Belgium	—	9,886,210	—	9,886,210
Brazil	1,521,377	8,403,308	—	9,924,685
Canada	35,362,905	142,580	15,800	35,521,285
Chile	61,173	603,305	—	664,478
China	2,356,275	26,953,906	—	29,310,181
Colombia	158,090	—	—	158,090
Czech Republic	—	385,194	—	385,194
Denmark	—	6,710,725	—	6,710,725
Egypt	—	752,468	—	752,468
Finland	—	5,061,461	—	5,061,461
France	2,066,404	35,800,077	—	37,866,481
Germany	—	12,208,075	—	12,208,075
Greece	—	1,096,660	0§	1,096,660
Hong Kong	—	8,708,384	—	8,708,384
Hungary	—	3,859,477	—	3,859,477
India	2,134,578	33,672,786	—	35,807,364
Indonesia	—	6,581,855	—	6,581,855
Ireland	1,907,850	871,273	—	2,779,123
Israel	2,228,786	340,350	—	2,569,136
Italy	615,515	18,672,834	—	19,288,349
Japan	2,173,588	162,878,309	—	165,051,897
Kuwait	—	140,359	—	140,359
Malaysia	—	1,504,452	—	1,504,452

161

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Mexico	$10,380,351	$—	$0§	$10,380,351
Netherlands	1,585,817	22,119,629	—	23,705,446
New Zealand	—	305,731	—	305,731
Norway	—	6,646,542	—	6,646,542
Pakistan	—	374,163	—	374,163
Philippines	—	8,009	—	8,009
Poland	—	6,054,063	—	6,054,063
Portugal	—	535,698	—	535,698
Qatar	—	516,827	—	516,827
Russia	—	—	411,151	411,151
Saudi Arabia	—	1,931,519	—	1,931,519
Singapore	—	5,732,671	—	5,732,671
South Africa	396,082	12,282,163	—	12,678,245
South Korea	2,313,435	26,103,096	—	28,416,531
Spain	—	21,188,499	—	21,188,499
Sweden	—	8,163,701	—	8,163,701
Switzerland	2,549,959	11,225,491	—	13,775,450
Taiwan	5,408,331	37,702,101	—	43,110,432
Thailand	—	7,222,887	—	7,222,887
Turkey	—	6,468,044	—	6,468,044
United Arab Emirates	—	742,423	—	742,423
United Kingdom	8,051,370	35,694,786	601	43,746,757
United States	199,207,913	—	—	199,207,913
Vietnam	—	2,594,819	—	2,594,819

TOTAL COMMON STOCKS	280,479,799	576,763,327	427,552	857,670,678

Preferred Stocks
Brazil	5,174,360	6,728,236	—	11,902,596
Colombia	712,188	—	—	712,188
Germany	—	4,796,596	—	4,796,596
Russia	—	—	69,833	69,833
South Korea	—	3,586,838	—	3,586,838

TOTAL PREFERRED STOCKS	5,886,548	15,111,670	69,833	21,068,051

Debt Obligations
United States	79,006,447	128,576,508	—	207,582,955

TOTAL DEBT OBLIGATIONS	79,006,447	128,576,508	—	207,582,955

Mutual Funds
United States	155,161,067	—	—	155,161,067

TOTAL MUTUAL FUNDS	155,161,067	—	—	155,161,067

Short-Term Investments	5,459,367	50,999,652	—	56,459,019

Total Investments	525,993,228	771,451,157	497,385	1,297,941,770

Derivatives^
Futures Contracts
Interest Rate Risk	63,331	—	—	63,331

162

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^ (continued)
Swap Contracts
Equity Risk	$—	$166,059	$—	$166,059

Total	$526,056,559	$771,617,216	$497,385	$1,298,171,160

Liability Valuation Inputs
Common Stocks
Australia	$—	$(5,865,955)	$—	$(5,865,955)
Austria	—	(911,244)	—	(911,244)
Belgium	—	(2,148,341)	—	(2,148,341)
Canada	(12,561,830)	—	—	(12,561,830)
China	(192,748)	—	—	(192,748)
Denmark	—	(1,207,126)	—	(1,207,126)
Finland	—	(328,786)	—	(328,786)
France	—	(6,279,246)	—	(6,279,246)
Germany	—	(8,305,847)	—	(8,305,847)
Ireland	—	(1,666,236)	—	(1,666,236)
Israel	(2,055,044)	—	—	(2,055,044)
Italy	—	(6,271,109)	—	(6,271,109)
Japan	—	(19,133,753)	—	(19,133,753)
Netherlands	—	(6,381,741)	—	(6,381,741)
New Zealand	—	(1,723,169)	—	(1,723,169)
Peru	(1,555,019)	—	—	(1,555,019)
Portugal	—	(47,211)	—	(47,211)
Singapore	(1,341,185)	(1,263,105)	—	(2,604,290)
Spain	—	(3,594,854)	—	(3,594,854)
Sweden	—	(2,955,331)	—	(2,955,331)
Switzerland	—	(1,136,304)	—	(1,136,304)
United Kingdom	—	(12,769,747)	—	(12,769,747)
United States	(105,226,265)	—	—	(105,226,265)

TOTAL COMMON STOCKS	(122,932,091)	(81,989,105)	—	(204,921,196)

Preferred Stocks
Germany	—	(1,885,912)	—	(1,885,912)

TOTAL PREFERRED STOCKS	—	(1,885,912)	—	(1,885,912)

Derivatives^
Swap Contacts
Equity Risk	—	(210,769)	—	(210,769)

Total	$(122,932,091)	$(84,085,786)	$—	$(207,017,877)

Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Funds	$354,833,209	$—	$—	$354,833,209
Short-Term Investments	83,866	—	—	83,866

Total Investments	354,917,075	—	—	354,917,075

Total	$354,917,075	$—	$—	$354,917,075

163

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$70,637,492	$—	$—	$70,637,492
Short-Term Investments	42,798	—	—	42,798

Total Investments	70,680,290	—	—	70,680,290

Total	$70,680,290	$—	$—	$70,680,290

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$734,649,801	$—	$—	$734,649,801
Short-Term Investments	715,646	—	—	715,646

Total Investments	735,365,447	—	—	735,365,447

Total	$735,365,447	$—	$—	$735,365,447

Consolidated Implementation Fund
Asset Valuation Inputs
Common Stocks
Argentina	$1,448,310	$—	$—	$1,448,310
Australia	—	47,010,620	—	47,010,620
Austria	—	12,352,635	—	12,352,635
Belgium	—	30,921,793	—	30,921,793
Brazil	8,703,190	24,168,177	—	32,871,367
Canada	118,036,854	484,740	1,449,566	119,971,160
Chile	114,891	1,730,169	—	1,845,060
China	5,923,311	76,870,377	—	82,793,688
Colombia	212,778	—	—	212,778
Czech Republic	—	1,116,339	—	1,116,339
Denmark	—	22,289,051	—	22,289,051
Egypt	—	2,153,412	—	2,153,412
Finland	—	15,468,450	—	15,468,450
France	6,213,033	105,044,590	—	111,257,623
Germany	—	33,814,649	—	33,814,649
Greece	—	2,908,305	—	2,908,305
Hong Kong	—	26,112,320	—	26,112,320
Hungary	—	11,086,338	—	11,086,338
India	6,022,245	89,322,044	—	95,344,289
Indonesia	—	18,393,743	—	18,393,743
Ireland	5,207,601	2,485,214	—	7,692,815
Israel	6,996,143	1,331,090	—	8,327,233
Italy	1,438,131	55,827,509	—	57,265,640
Japan	6,172,053	463,166,196	—	469,338,249
Jersey	2,660,443	—	—	2,660,443
Kuwait	—	123,992	—	123,992
Malaysia	—	3,627,958	—	3,627,958
Mexico	29,123,330	—	0§	29,123,330
Netherlands	5,188,580	63,729,499	178	68,918,257
New Zealand	—	898,725	—	898,725
Norway	—	22,946,736	—	22,946,736

164

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Pakistan	$—	$1,754,845	$—	$1,754,845
Philippines	—	251,761	—	251,761
Poland	—	17,674,328	—	17,674,328
Portugal	—	6,742,402	—	6,742,402
Qatar	—	1,256,838	—	1,256,838
Russia	—	—	1,104,794	1,104,794
Saudi Arabia	—	4,604,515	—	4,604,515
Singapore	—	15,929,270	—	15,929,270
South Africa	700,664	35,962,935	—	36,663,599
South Korea	7,596,772	72,016,987	—	79,613,759
Spain	—	62,540,429	—	62,540,429
Sweden	—	27,697,215	—	27,697,215
Switzerland	6,725,071	32,933,207	—	39,658,278
Taiwan	21,468,892	92,187,837	—	113,656,729
Thailand	—	20,581,900	—	20,581,900
Turkey	—	18,391,580	—	18,391,580
Ukraine	—	118,869	—	118,869
United Arab Emirates	—	2,302,422	—	2,302,422
United Kingdom	31,649,245	120,876,785	791	152,526,821
United States	753,125,792	—	323,144	753,448,936
Vietnam	—	6,716,662	—	6,716,662

TOTAL COMMON STOCKS	1,024,727,329	1,675,925,458	2,878,473	2,703,531,260

Preferred Stocks
Brazil	10,741,422	24,604,401	—	35,345,823
Chile	2,973,256	9,987	—	2,983,243
Colombia	1,668,276	—	—	1,668,276
Germany	—	15,244,064	—	15,244,064
Russia	—	—	154,483	154,483
South Korea	—	11,569,239	—	11,569,239
United States	—	—	450,870	450,870

TOTAL PREFERRED STOCKS	15,382,954	51,427,691	605,353	67,415,998

Rights/Warrants
Canada	—	—	222	222
Sweden	—	1,304	—	1,304
United States	—	—	963,667	963,667

TOTAL RIGHTS/WARRANTS	—	1,304	963,889	965,193

Investment Funds
United States	—	—	10,384,245	10,384,245

TOTAL INVESTMENT FUNDS	—	—	10,384,245	10,384,245

Debt Obligations
Netherlands	—	—	64	64
United States	670,234,737	358,656,510	—	1,028,891,247

TOTAL DEBT OBLIGATIONS	670,234,737	358,656,510	64	1,028,891,311

165

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Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$3,301,486	$—	$—	$3,301,486

TOTAL MUTUAL FUNDS	3,301,486	—	—	3,301,486

Short-Term Investments	4,597,444	76,138,440	—	80,735,884
Purchased Options	2,275	—	—	2,275

Total Investments	1,718,246,225	2,162,149,403	14,832,024	3,895,227,652

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	5,504,684	—	5,504,684
Futures Contracts
Equity Risk	1,834,356	1,749,124	—	3,583,480
Interest Rate Risk	260,892	—	—	260,892
Physical Commodity Contract Risk	2,585,584	—	—	2,585,584
Swap Contracts
Equity Risk	—	793,048	—	793,048
Interest Rate Risk	—	4,037,602	—	4,037,602

Total	$1,722,927,057	$2,174,233,861	$14,832,024	$3,911,992,942

Liability Valuation Inputs
Common Stocks
Australia	$—	$(18,771,554)	$—	$(18,771,554)
Austria	—	(3,314,371)	—	(3,314,371)
Belgium	—	(6,992,273)	—	(6,992,273)
Canada	(42,413,166)	—	—	(42,413,166)
China	(612,383)	—	—	(612,383)
Denmark	—	(3,889,694)	—	(3,889,694)
Finland	—	(1,422,615)	—	(1,422,615)
France	—	(21,962,722)	—	(21,962,722)
Germany	—	(27,019,068)	—	(27,019,068)
Ireland	—	(13,438,879)	—	(13,438,879)
Israel	(6,466,340)	—	—	(6,466,340)
Italy	—	(21,422,347)	—	(21,422,347)
Japan	—	(61,839,259)	—	(61,839,259)
Netherlands	—	(20,766,806)	—	(20,766,806)
New Zealand	—	(6,384,683)	—	(6,384,683)
Peru	(5,342,501)	—	—	(5,342,501)
Singapore	(4,553,682)	(3,774,453)	—	(8,328,135)
Spain	—	(11,883,705)	—	(11,883,705)
Sweden	—	(9,507,672)	—	(9,507,672)
Switzerland	—	(3,079,820)	—	(3,079,820)
United Kingdom	(7,485,277)	(42,842,563)	—	(50,327,840)
United States	(393,169,565)	—	—	(393,169,565)

TOTAL COMMON STOCKS	(460,042,914)	(278,312,484)	—	(738,355,398)

Preferred Stocks
Germany	—	(6,148,999)	—	(6,148,999)

TOTAL PREFERRED STOCKS	—	(6,148,999)	—	(6,148,999)

166

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Liability Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,045,356)	$—	$(3,045,356)
Futures Contracts
Equity Risk	(252,042)	(2,563,618)	—	(2,815,660)
Interest Rate Risk	(26,822)	—	—	(26,822)
Physical Commodity Contract Risk	(6,796,411)	—	—	(6,796,411)
Written Options
Equity Risk	(144,900)	—	—	(144,900)
Swap Contacts
Equity Risk	—	(877,172)	—	(877,172)
Interest Rate Risk	—	(3,181,095)	—	(3,181,095)

Total	$(467,263,089)	$(294,128,724)	$—	$(761,391,813)

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$265,423,096	$—	$—	$265,423,096
Short-Term Investments	116,212	—	—	116,212

Total Investments	265,539,308	—	—	265,539,308

Total	$265,539,308	$—	$—	$265,539,308

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$305,366,217	$—	$—	$305,366,217
Short-Term Investments	201,400	—	—	201,400

Total Investments	305,567,617	—	—	305,567,617

Total	$305,567,617	$—	$—	$305,567,617

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$921,020	$—	$921,020
Belgium	—	691,464	—	691,464
Brazil	—	14,918	—	14,918
Canada	2,085,680	—	—	2,085,680
China	—	735,047	—	735,047
Denmark	—	935,251	—	935,251
Finland	—	491,186	—	491,186
France	70,072	1,590,767	—	1,660,839
Germany	—	641,883	—	641,883
Hong Kong	—	173,739	—	173,739
India	—	747,717	—	747,717
Ireland	284,657	—	—	284,657
Israel	359,489	73,246	—	432,735
Italy	—	603,951	—	603,951
Japan	—	3,843,726	—	3,843,726

167

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Strategic Opportunities Allocation Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Mexico	$519,972	$—	$—	$519,972
Netherlands	278,311	1,252,527	—	1,530,838
New Zealand	—	44,854	—	44,854
Norway	—	235,473	—	235,473
Poland	—	248,238	—	248,238
Portugal	—	18,638	—	18,638
Russia	—	—	2,823	2,823
South Africa	—	85,731	—	85,731
South Korea	193,992	1,035,678	—	1,229,670
Spain	—	1,115,935	—	1,115,935
Sweden	—	638,934	—	638,934
Switzerland	—	526,702	—	526,702
Thailand	—	346,362	—	346,362
Turkey	—	207,555	—	207,555
United Kingdom	523,057	1,937,875	—	2,460,932
United States	22,388,305	—	—	22,388,305

TOTAL COMMON STOCKS	26,703,535	19,158,417	2,823	45,864,775

Preferred Stocks
Brazil	56,627	106,561	—	163,188
Germany	—	695,938	—	695,938

TOTAL PREFERRED STOCKS	56,627	802,499	—	859,126

Debt Obligations
United States	4,001,495	—	—	4,001,495

TOTAL DEBT OBLIGATIONS	4,001,495	—	—	4,001,495

Mutual Funds
United States	177,094,355	—	—	177,094,355

TOTAL MUTUAL FUNDS	177,094,355	—	—	177,094,355

Short-Term Investments	419,743	25,999,239	—	26,418,982

Total Investments	208,275,755	45,960,155	2,823	254,238,733

Derivatives^
Swap Contracts
Equity Risk	—	22,670	—	22,670

Total	$208,275,755	$45,982,825	$2,823	$254,261,403

Liability Valuation Inputs
Common Stocks
Australia	$—	$(1,033,155)	$—	$(1,033,155)
Austria	—	(170,985)	—	(170,985)
Belgium	—	(367,632)	—	(367,632)
Canada	(2,111,820)	—	—	(2,111,820)
China	(31,010)	—	—	(31,010)
Denmark	—	(239,449)	—	(239,449)
Finland	—	(66,116)	—	(66,116)
France	—	(1,110,576)	—	(1,110,576)
Germany	—	(1,427,986)	—	(1,427,986)

168

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February 29, 2024

Description	Level 1	Level 2	Level 3	Total
Strategic Opportunities Allocation Fund (continued)
Liability Valuation Inputs (continued)
Common Stocks (continued)
Ireland	$—	$(292,539)	$—	$(292,539)
Israel	(394,260)	—	—	(394,260)
Italy	(17,840)	(1,088,482)	—	(1,106,322)
Japan	—	(3,370,002)	—	(3,370,002)
Netherlands	—	(1,112,123)	—	(1,112,123)
New Zealand	—	(302,484)	—	(302,484)
Peru	(283,010)	—	—	(283,010)
Singapore	(218,403)	(152,617)	—	(371,020)
Spain	—	(624,765)	—	(624,765)
Sweden	—	(523,175)	—	(523,175)
Switzerland	—	(184,064)	—	(184,064)
United Kingdom	—	(2,268,119)	—	(2,268,119)
United States	(18,428,693)	—	—	(18,428,693)

TOTAL COMMON STOCKS	(21,485,036)	(14,334,269)	—	(35,819,305)

Preferred Stocks
Germany	—	(364,403)	—	(364,403)

TOTAL PREFERRED STOCKS	—	(364,403)	—	(364,403)

Derivatives^
Swap Contacts
Equity Risk	—	(32,149)	—	(32,149)

Total	$(21,485,036)	$(14,730,821)	$—	$(36,215,857)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

§	Represents the interest in securities that were determined to have a value of zero at February 29, 2024.
^

In the tables above derivatives are based on market values, rather than the notional amounts of derivatives, except for forward currency contracts which are based on unrealized appreciation/(depreciation). Excludes purchased options, if any, which are included in investments.

The underlying funds held at year end are classified above as Level 1. Certain underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or which may have been valued using significant unobservable inputs. For a summary of the levels assigned to the underlying funds’ direct securities and derivatives, if any, please refer to the underlying funds’ Notes to Financial Statements which are available on the SEC’s website at www.sec.gov or on GMO’s website at www.gmo.com.

As of February 29, 2024, Alternative Allocation Fund’s Level 3 holdings include investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes, vendors).

169

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February 29, 2024

The following is a reconciliation of securities and derivatives, if any, for Funds in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2023	Purchases/ Closing of Options	Sales/ Writing of Options	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3		Transfer out of Level 3	Balances as of February 29, 2024		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 29, 2024
Consolidated Alternative Allocation Fund
Common Stocks
Canada	$—	$250,284	$—	$—	$—	$102,228	$—		$—	$352,512		$102,228
China	419,007	79,447	(199,477)	—	(860,362)	561,385	—		—	0	§	—
United States	15,395	—	—	—	—	(15,395)	—		—	0	§	—
Rights/Warrants
United States	384,887	—	—	—	—	29,272	11,546	‡	—	425,705		40,818
Investment Funds
United States	2,331,920	—	—	—	—	20,016	—		—	2,351,936		20,016

Total Investments	$3,151,209	$329,731	$(199,477)	$—	$(860,362)	$697,506	$11,546		$—	$3,130,153		$163,062

Derivatives
Written Options	(69,960)	—	—	—	69,960	—	—		—	—		—

Total	$3,081,249	$329,731	$(199,477)	$—	$(790,402)	$697,506	$11,546		$—	$3,130,153		$163,062

§	Represents the interest in securities that were determined to have a value of zero at February 29, 2024.
‡	Financial assets transferred between levels were due to a change in observable and/or unobservable inputs.

The following table summarizes the quantitative inputs used in the valuation of investments classified within Level 3 of the fair value hierarchy for the year ended February 29, 2024.

Quantitative information about Level 3 Fair Value Measurements*

Investment Type	Total Fair Value ($)	Valuation Methodology	Unobservable Inputs	Range (Weighted Average)
Consolidated Alternative Allocation Fund
Common Stock	—	Fair Value	Discount for lack of liquidity/marketability	$0 (N/A)

*

The table does not include Level 3 securities or derivatives that are valued by pricing vendors or brokers. As of February 29, 2024, the value of these securities and/or derivatives for Consolidated Alternative Allocation Fund was $3,130,153. The inputs for these investments are not readily available or cannot be reasonably estimated.

Cash

Cash and foreign currency, if any, in the Statements of Assets and Liabilities consist of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses.

170

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February 29, 2024

Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

Certain Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Fund Name	Counterparty	Value ($)	Value (with associated collateral) ($)	Weighted Average Maturity (days)
Consolidated Alternative Allocation Fund	Daiwa Capital Markets America, Inc.	41,035,173	41,736,953	1.0
Benchmark-Free Fund	Nomura Securities International, Inc.	50,999,652	51,894,759	1.0
Consolidated Implementation Fund	Daiwa Capital Markets America, Inc.	75,066,530	76,350,313	1.0
Strategic Opportunities Allocation Fund	Nomura Securities International, Inc.	25,999,239	26,455,558	1.0

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

171

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Notes to Financial Statements — (Continued)

February 29, 2024

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e. stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Securities lending

The Funds may make secured loans of their portfolio securities amounting to not more than one-third of their total assets. Securities loans are required to be collateralized by cash or securities in an amount equal to the securities loaned (marked to market daily). Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the following business day. Funds participating in securities lending receive compensation for lending their securities and/or net investment income earned on the investment of cash collateral, net of fee rebates paid to the borrower and fees paid to the lending agent. Cash collateral received is generally invested in GMO U.S. Treasury Fund. State Street Bank and Trust Company (“State Street”) serves as the Funds’ lending agent.

A Fund that lends its portfolio securities bears the risk of delay in the recovery of loaned securities, including possible impairment of the Fund’s ability to vote the securities, the inability to invest proceeds from the sales of such securities and of loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline and bears the risk of total loss with respect to the investment of collateral.

At February 29, 2024, securities on loan at value and collateral from securities on loan are listed below:

Fund Name	Value of securities on loan ($)	Cash collateral ($)	Non-cash collateral ($)*	Total collateral ($)
Benchmark-Free Fund	2,138,929	1,383,252	857,528	2,240,780
Consolidated Implementation Fund	8,331,870	3,466,561	14,439,724	17,906,285

*	Non-cash collateral is comprised of U.S. Treasuries and Agencies. The Fund cannot repledge non-cash collateral; therefore, they are excluded from the Statements of Assets and Liabilities.

172

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February 29, 2024

In addition, some Funds may loan their portfolio securities through an “enhanced custody” program offered by the Funds’ custodian to facilitate the borrowing of securities for the Funds’ short sales. Under the program, a Fund borrows securities from the custodian and sells short those borrowed securities. The Fund may utilize various ways of collateralizing its obligation to return the borrowed securities, including by pledging securities held in the Fund’s custodial account to the custodian or by lending securities held in the Fund’s custodial account to the custodian. For its participation in the enhanced custody program, the Fund will pay the custodian a securities borrow fee and a financing charge. The following table provides the value of securities on loan under this program as of February 29, 2024:

Fund Name	Value of securities on loan as part of enhanced custody ($)
Consolidated Alternative Allocation Fund	32,481,191
Benchmark-Free Fund	87,279,289
Consolidated Implementation Fund	327,211,267
Strategic Opportunities Allocation Fund	11,007,531

Information regarding the value of the securities loaned and the value of cash collateral at year end is included in the Statements of Assets and Liabilities.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the dividend and/or interest payable on such securities, if any, are reflected as a liability in the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Some Funds may also loan their portfolio securities through an enhanced custody program offered by the Funds’ custodian to facilitate the borrowing of securities for the Funds’ short sales (see Securities lending above). Short sales outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Municipal obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds have been issued to fund a wide variety of capital projects. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. Municipal obligations at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund has elected to be treated or intends to elect to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

173

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February 29, 2024

GMO Alternative Allocation SPC Ltd. and GMO Implementation SPC Ltd. are wholly-owned subsidiaries of Alternative Allocation Fund and Implementation Fund, respectively, and each has elected to be treated as a (non-U.S.) corporation for U.S. federal income tax purposes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at its discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund, at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders and/or if certain investments are made by a Fund’s wholly-owned subsidiary. Certain Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as Dividends from unaffiliated issuers in the Statements of Operations. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes, interest charges and related fees.

As a result of court cases involving several countries across the European Union, certain Funds and/or underlying funds have filed tax reclaims in addition to treaty-based claims, in respect of previously withheld taxes on dividends earned (“EU tax reclaims”). These filings are subject to various administrative proceedings by each local jurisdiction’s tax authority, as well as judicial proceedings. EU tax reclaim and associated interest entitlements that have been recognized, if any, are reflected as Other income in the Statements of Operations. As a result of its entitlements to EU tax reclaims and related interest amounts, a Fund may incur contingent legal fees. Such fees are presented within Legal fees in the Statements of Operations. Related receivables, if any, are reflected as EU tax reclaims receivable in the Statements of Assets and Liabilities. Receivables resulting from EU tax reclaims pursued by liquidated underlying funds, if any, are reflected as Receivable from liquidated underlying funds in the Statements of Assets and Liabilities. Generally, unless GMO believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund’s net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, reduce the amount of foreign taxes, if any, that a Fund may elect to pass-through to its shareholders from a U.S. federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a Fund were previously passed-through as foreign tax credits to its U.S. taxable shareholders, a Fund may enter into a closing agreement with the U.S. Internal Revenue Service. Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders).

Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Transaction-based charges are generally calculated as a percentage of the transaction amount. Taxes related to capital gains realized during the year ended February 29, 2024, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.

174

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Differences in distributable earnings on a U.S. GAAP and tax accounting basis primarily relate to the following:

Differences related to:	Consolidated Alternative Allocation Fund	Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Strategic Opportunities Allocation Fund
Capital loss carryforwards	X	X	X	X	X	X	X	X	X	X
Constructive sale gains	X						X
Controlled foreign corporation transactions	X						X
Defaulted bonds			X				X
Derivative contract transactions	X		X				X			X
Dividend income and withholding tax reclaim reserves			X				X			X
EU tax reclaims, associated interest entitlements and IRS closing agreement matters	X			X
Foreign capital gains taxes			X				X
Foreign currency transactions	X						X
Interest, accretion, and amortization							X
Late year ordinary losses		X
Losses on wash sale transactions	X	X	X	X	X	X	X	X	X	X
Mutual fund distributions received				X	X	X				X
Passive foreign investment company transactions	X		X				X			X
Post-October capital losses	X	X
Redemption in-kind transactions		X
Securities sold short	X
Straddle loss deferrals	X

175

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 29, 2024		Tax year ended February 28, 2023
Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Consolidated Alternative Allocation Fund	9,000,692	9,000,692	—	1,882,802	1,882,802
Benchmark-Free Allocation Fund	212,529,291	212,529,291	135,003,424	—	135,003,424
Benchmark-Free Fund	60,571,398	60,571,398	68,892,922	—	68,892,922
Global Asset Allocation Fund	19,185,306	19,185,306	12,529,455	—	12,529,455
Global Developed Equity Allocation Fund	4,118,075	4,118,075	2,450,037	2,981,732	5,431,769
Global Equity Allocation Fund	38,742,959	38,742,959	54,826,953	43,939,821	98,766,774
Consolidated Implementation Fund	206,158,943	206,158,943	132,069,652	—	132,069,652
International Developed Equity Allocation Fund	16,193,489	16,193,489	8,665,535	522,076	9,187,611
International Equity Allocation Fund	21,148,965	21,148,965	23,354,064	—	23,354,064
Strategic Opportunities Allocation Fund	12,552,752	12,552,752	11,870,561	6,477,852	18,348,413

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 29, 2024, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses Deferral ($)
Consolidated Alternative Allocation Fund	806,256	—	(1,949,738)	(876,165)
Benchmark-Free Allocation Fund	3,491,378	(3,490,582)	(268,589,974)	(14,129,260)
Benchmark-Free Fund	17,473,343	—	(242,469,665)	—
Global Asset Allocation Fund	231,659	—	(210,853,790)	—
Global Developed Equity Allocation Fund	384,509	(268)	(70,316,952)	—
Global Equity Allocation Fund	553,621	(3,567)	(122,593,839)	—
Consolidated Implementation Fund	51,994,176	—	(694,865,887)	—
International Developed Equity Allocation Fund	94,883	(1,566)	(152,916,477)	—
International Equity Allocation Fund	3,356,404	(540)	(155,309,843)	—
Strategic Opportunities Allocation Fund	967,031	—	(4,617,440)	—

As of February 29, 2024, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 29, 2024, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

Fund Name	Short-Term ($)	Long-Term ($)
Consolidated Alternative Allocation Fund	—	(1,949,738)
Benchmark-Free Allocation Fund	(1,080,386)	(267,509,588)
Benchmark-Free Fund	(51,753,071)	(190,716,594)
Global Asset Allocation Fund	(1,559,108)	(209,294,682)
Global Developed Equity Allocation Fund	(97,078)	(70,219,874)
Global Equity Allocation Fund	(1,286,239)	(121,307,600)
Consolidated Implementation Fund	(336,641,328)	(358,224,559)
International Developed Equity Allocation Fund	—	(152,916,477)
International Equity Allocation Fund	(881,435)	(154,428,408)
Strategic Opportunities Allocation Fund	—	(4,617,440)

176

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

As of February 29, 2024, the approximate total cost, aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of total investments (including total securities sold short, if any), and the net unrealized appreciation (depreciation) of outstanding financial instruments for U.S. federal income tax purposes were as follows:

	Total Investments				Outstanding Financial Instruments
Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Consolidated Alternative Allocation Fund	192,016,699	17,247,118	(22,591,744)	(5,344,626)	(942,046)
Benchmark-Free Allocation Fund	3,537,164,221	635,159	(117,715,134)	(117,079,975)	—
Benchmark-Free Fund	1,177,502,690	124,427,275	(210,795,303)	(86,368,028)	(4)
Global Asset Allocation Fund	391,592,845	8,120,862	(44,796,632)	(36,675,770)	—
Global Developed Equity Allocation Fund	68,138,980	3,181,308	(639,998)	2,541,310	—
Global Equity Allocation Fund	774,742,667	30,871,932	(70,249,152)	(39,377,220)	—
Consolidated Implementation Fund	3,476,542,676	351,294,897	(677,114,318)	(325,819,421)	(240,109)
International Developed Equity Allocation Fund	273,950,691	10,083,827	(18,495,210)	(8,411,383)	—
International Equity Allocation Fund	354,115,148	5,014,437	(53,561,968)	(48,547,531)	—
Strategic Opportunities Allocation Fund	215,669,813	23,665,541	(21,280,329)	2,385,212	—

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. A Fund may recognize an income tax liability related to an uncertain tax position under U.S. GAAP when the uncertain tax position has a less than 50% probability that it would be sustained upon examination by the tax authorities, based on technical merits. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction. As of February 29, 2024, each Fund has determined that no tax liability is required to be accrued in its financial statements related to uncertain tax positions for any tax years which are subject to examination.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from underlying funds, if any, are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation/deflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

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February 29, 2024

During the year ended February 29, 2024, the Funds did not recognize dividends or foreign withholding taxes on local Russian shares, if any, due to restrictions imposed by the Russian government on dividend payments received by foreign shareholders like the Funds. At this time, no assurance can be given regarding the future payment of outstanding dividends by Russian issuers, the time period during which such Russia’s restrictions will remain in place or on the future ability of foreign shareholders to claim or otherwise gain control over or access to dividends paid.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees and supplemental support fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Cash balances maintained at the custodian and transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds or a wholly-owned subsidiary) as a result of an investor’s purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Purchase premiums and redemption fees are paid to and retained by a Fund for the benefit of non-transacting shareholders. Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and redemption fee or modify existing purchase premium and redemption fees at any time.

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion.

GMO also may waive or reduce the purchase premium or redemption fee for a purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs. For example, GMO may reduce the purchase premium to the extent that securities are used to purchase a Fund’s shares (taking into account transaction costs, stamp duties or transfer fees), and GMO may reduce redemption fees to the extent a Fund uses portfolio securities to redeem its shares (taking into account transaction costs, stamp duties or transfer fees).

As of February 29, 2024, none of the Funds charge a purchase premium or redemption fee.

Recently-issued accounting guidance

In June 2022, the Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update 2022-03, “Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions”(“ASU 2022-03”). The amendments in ASU 2022-03 apply to all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify guidance for fair value measurement of an equity security subject to a contractual sale restriction and establish new disclosure requirements for such equity securities. The amendments in ASU 2022-03 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023 with early adoption permitted. GMO is currently evaluating the impact, if any, of the new disclosure requirements on the financial statements.

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February 29, 2024

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alternative Allocation Fund	Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Strategic Opportunities Allocation Fund
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X
Futures Contracts Risk	X	X	X	X			X			X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X	X	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X
Commodities Risk	X	X	X	X			X			X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X
Event-Driven Risk	X	X					X			X
Market Risk – Asset-Backed Securities		X	X	X			X			X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X		X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every possible risk of investing in the Funds. Particular Funds could be subject to additional risks because of the types of investments they make and market conditions, which can change over time. Please see the Funds’ prospectus for more information regarding the risks of investing in the Funds.

Funds that invest in other GMO Funds, other investment companies or in a wholly-owned subsidiary (collectively, “Underlying Funds”) are exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly and indirectly by the Fund.

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February 29, 2024

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•

MARKET RISK — EQUITIES. The market price of an equity in a Fund’s portfolio may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO and GMO’s assessment proves to be incorrect, a Fund runs the risk that the market price of the equity will not appreciate or will decline. A Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations and interest rates than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

MANAGEMENT AND OPERATIONAL RISK. A Fund runs the risk that GMO’s investment techniques will fail to produce intended results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements. In addition, GMO’s models rely on assumptions and data that are subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. A Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

NON-U.S. INVESTMENT RISK. The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, non-U.S. securities issuers often are not subject to as much regulation as U.S. issuers, and the reporting, recordkeeping, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. In addition, a Fund is subject to taxation by countries other than the United States, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Funds need a license to invest directly in securities traded in many non-U.S. securities markets, and a Fund is subject to the risk that its license is terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. The risks above (such as substantial price fluctuations and market instability, illiquidity and lack of regulation) and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties enforcing legal judgments or contractual rights and geopolitical risks) tend to be higher for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries often depend predominantly on only a few industries or revenues from particular commodities and often are more volatile than the economies of developed countries.

•

DERIVATIVES AND SHORT SALES RISK. The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, leveraging risk, commodities risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant index or underlying securities. A Fund typically creates short investment exposure by selling securities short or by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. Specifically, the net asset value of a Fund’s shares will be adversely affected if the equities or other assets that are the subject of a Fund’s short exposures appreciate in value. The risk of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

•	CURRENCY RISK. Fluctuations in exchange rates can adversely affect the market value of a Fund’s foreign currency holdings and investments denominated in foreign currencies.

•

MARKET RISK – FIXED INCOME. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates or inflation rates and widening credit spreads, or decreased liquidity due, for example, to market uncertainty about the value of a fixed income investment (or class of fixed income investments).

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February 29, 2024

•

FUND OF FUNDS RISK. A Fund is indirectly exposed to all of the risks of an investment (if any) in its wholly-owned subsidiary and the underlying funds in which it invests, including the risk that its wholly-owned subsidiary (if any) and those underlying funds will not perform as expected.

•

LEVERAGING RISK. The use of derivatives, short sales and securities lending can create leverage. Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet that request.

•

FUTURES CONTRACTS RISK. The loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile, and the use of futures contracts increases the volatility of the Fund’s net asset value. A liquid secondary market may not exist for any particular futures contract at any particular time, and a Fund may be unable when it wishes to effect closing transactions to terminate its exposure under that contract. When a Fund uses futures contracts for hedging purposes, it runs the risk that changes in the prices of the contracts will not correlate perfectly with changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are subject to the hedge. In addition, a Fund may be unable to recover or may be delayed in recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. Foreign futures contracts are often less liquid and more volatile than U.S. futures contracts.

•

CREDIT RISK. A Fund runs the risk that the issuer or guarantor of a fixed income investment (including a sovereign or quasi-sovereign debt issuer) or the obligors of obligations underlying an asset-backed security will be unable or unwilling to satisfy their obligations to pay principal and interest or otherwise to honor their obligations in a timely manner or at all. The market price of a fixed income investment will normally decline as a result of the failure of an issuer, guarantor, or obligor to meet its payment obligations or in anticipation of such failure. Below investment grade investments have speculative characteristics, and negative changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those investments to make principal and interest payments than issuers of investment grade investments. Investments in distressed or defaulted or other low quality debt investments generally are considered speculative and are subject to substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to their issuers’ payment defaults and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses in its effort to be repaid. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt investment proves incorrect, the Fund may lose a substantial portion or all of its original investment or may be required to accept cash or instruments worth less than its original investment.

•

COUNTERPARTY RISK. A Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s margin or collateral or otherwise honor its obligations.

•

SMALLER COMPANY RISK. Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have less experienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•

ILLIQUIDITY RISK. Low trading volume, lack of a market maker, large position size or legal restrictions increase the risk that a Fund or an underlying fund is limited or prevented from selling particular securities or closing derivative positions at desirable prices.

•

COMMODITIES RISK. Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate significantly in a rapid and unpredictable manner.

•

MARKET DISRUPTION AND GEOPOLITICAL RISK. Geopolitical and other events (e.g., wars, pandemics, sanctions, terrorism) often disrupt securities markets and adversely affect the general economy or particular economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could exacerbate other risks or otherwise reduce the value of the Fund’s investments.

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February 29, 2024

•

FOCUSED INVESTMENT RISK. Investments focused in countries, regions, asset classes, sectors, industries, currencies, or issuers that are subject to the same or similar risk factors and investments whose market prices are closely correlated are subject to higher overall risk than investments that are more diversified or whose market prices are not as closely correlated.

•

EVENT-DRIVEN RISK. If a Fund purchases securities in anticipation of a proposed merger, acquisition, exchange offer, tender offer, or other similar transaction and that transaction later appears likely to be delayed or unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of event-driven strategies (such as merger arbitrage) typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. Event-driven strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated.

•

MARKET RISK — ASSET BACKED SECURITIES. The market price of asset-backed securities, like that of other fixed income investments with complex structures, can decline for a variety of reasons, including investor uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by a Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, deal structure, and creditworthiness of any credit-support provider), and a problem in any of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive when the Fund purchased the asset-backed security.

•

LARGE SHAREHOLDER RISK. To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by that shareholder or group will require the Fund to sell securities at disadvantageous prices, disrupt the Fund’s operations, or force the Fund’s liquidation.

•

NON-DIVERSIFIED FUNDS. Alternative Allocation Fund is a non-diversified investment company under the 1940 Act and therefore a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund was a diversified investment company. In addition, some of the Funds may invest a portion of its assets in shares of underlying funds that are not diversified.

4.	Derivative financial instruments

During the year ended February 29, 2024, only Consolidated Alternative Allocation Fund, Benchmark-Free Fund, Consolidated Implementation Fund and Strategic Opportunities Allocation Fund held derivative financial instruments directly. For a listing of derivative financial instruments, if any, held by the underlying funds, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alternative Allocation Fund, Benchmark-Free Fund, Implementation Fund and Strategic Opportunities Allocation Fund (or their respective wholly-owned subsidiary, if any).

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Consolidated Alternative Allocation Fund may use derivatives in some or all of the ways described below.

Use of Derivatives by Benchmark-Free Fund, Consolidated Implementation Fund and Strategic Opportunities Allocation Fund

The Funds may use derivatives to gain long or short investment exposure to securities, commodities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

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February 29, 2024

The Funds may use derivatives such as futures, options, and swap contracts, in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Funds may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e. the Funds may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

***

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

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February 29, 2024

For Funds that held derivatives during the year ended February 29, 2024, the following table shows how the Fund used these derivatives (marked with an X):

	Consolidated			Strategic
	Alternative	Benchmark-	Consolidated	Opportunities
	Allocation	Free	Implementation	Allocation
Type of Derivative and Objective for Use	Fund	Fund	Fund	Fund
Forward currency contracts
Adjust exposure to foreign currencies	X	X	X
Manage against anticipated currency exchange rate changes	X		X
Futures contracts
Adjust exposure to certain securities markets	X	X	X
Adjust interest rate exposure	X
Maintain the diversity and liquidity of the portfolio	X	X	X
Options (Purchased)
Adjust exposure to foreign currencies		X	X
Substitute for direct equity investment	X		X
Options (Written)
Adjust exposure to foreign currencies		X
Substitute for direct equity investment	X		X
Swap contracts
Achieve exposure to a reference entity’s credit	X		X
Adjust interest rate exposure	X	X	X
Substitute for direct investment in securities	X	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded in the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

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February 29, 2024

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e. sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, basis swaps, currency swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations. The periodic frequency of payments received may differ from periodic payment frequencies made and their frequencies could be monthly, quarterly, semiannually, annually or at maturity.

185

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February 29, 2024

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

186

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February 29, 2024

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

* * *

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 29, 2024 and the Statements of Operations for the year ended February 29, 2024^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

187

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February 29, 2024

				Foreign	Interest
	Credit	Commodity	Equity	Currency	Rate
	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Consolidated Alternative Allocation Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$790	$—	$—	$790
Unrealized Appreciation on Forward Currency Contracts	—	—	—	1,862,388	—	1,862,388
Unrealized Appreciation on Futures Contracts¤	—	556,459	647,101	—	46,045	1,249,605
Swap Contracts, at value¤	2,393,533	—	102,161	—	1,166,356	3,662,050

Total	$2,393,533	$556,459	$750,052	$1,862,388	$1,212,401	$6,774,833

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(643,785)	$—	$(643,785)
Unrealized Depreciation on Futures Contracts¤	—	(1,434,461)	(959,564)	—	(12,176)	(2,406,201)
Written Options, at value	(99,763)	—	(222,864)	—	—	(322,627)
Swap Contracts, at value¤	(3,671,366)	—	(120,272)	—	(850,836)	(4,642,474)

Total	$(3,771,129)	$(1,434,461)	$(1,302,700)	$(643,785)	$(863,012)	$(8,015,087)

Net Realized Gain (Loss) on
Investments (purchased options)	$95,131	$—	$—	$—	$—	$95,131
Futures Contracts	—	639,891	(5,173,332)	—	1,376,878	(3,156,563)
Written Options	—	—	1,157,070	—	1,034,234	2,191,304
Swap Contracts	(2,276,658)	—	276,464	—	191,204	(1,808,990)
Forward Currency Contracts	—	—	—	3,631,824	—	3,631,824

Total	$(2,181,527)	$639,891	$(3,739,798)	$3,631,824	$2,602,316	$952,706

Change in Net Appreciation (Depreciation) on
Investments (purchased options)	$(44,080)	$—	$(26,595)	$—	$—	$(70,675)
Futures Contracts	—	(940,427)	(153,186)	—	(96,800)	(1,190,413)
Written Options	156,831	—	73,668	—	—	230,499
Swap Contracts	555,026	—	(301,144)	—	(32,088)	221,794
Forward Currency Contracts	—	—	—	746,173	—	746,173

Total	$667,777	$(940,427)	$(407,257)	$746,173	$(128,888)	$(62,622)

Benchmark-Free Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts¤	$—	$—	$—	$—	$63,331	$63,331
Swap Contracts, at value¤	—	—	166,059	—	—	166,059

Total	$—	$—	$166,059	$—	$63,331	$229,390

Liability Derivatives
Swap Contracts, at value¤	$—	$—	$(210,769)	$—	$—	$(210,769)

Total	$—	$—	$(210,769)	$—	$—	$(210,769)

Net Realized Gain (Loss) on
Futures Contracts	$—	$—	$—	$—	$(3,031,888)	$(3,031,888)
Swap Contracts	—	—	1,783,609	—	(152,073)	1,631,536
Forward Currency Contracts	—	—	—	(114,457)	—	(114,457)

Total	$—	$—	$1,783,609	$(114,457)	$(3,183,961)	$(1,514,809)

Change in Net Appreciation (Depreciation) on
Futures Contracts	$—	$—	$—	$—	$63,331	$63,331
Swap Contracts	—	—	(774,999)	—	56,329	(718,670)
Forward Currency Contracts	—	—	—	114,111	—	114,111

Total	$—	$—	$(774,999)	$114,111	$119,660	$(541,228)

188

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Notes to Financial Statements — (Continued)

February 29, 2024

				Foreign	Interest
	Credit	Commodity	Equity	Currency	Rate
	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Consolidated Implementation Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$2,275	$—	$—	$2,275
Unrealized Appreciation on Forward Currency Contracts	—	—	—	5,504,684	—	5,504,684
Unrealized Appreciation on Futures Contracts¤	—	2,585,584	3,583,480	—	260,892	6,429,956
Swap Contracts, at value¤	—	—	793,048	—	4,037,602	4,830,650

Total	$—	$2,585,584	$4,378,803	$5,504,684	$4,298,494	$16,767,565

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(3,045,356)	$—	$(3,045,356)
Unrealized Depreciation on Futures Contracts¤	—	(6,796,411)	(2,815,660)	—	(26,822)	(9,638,893)
Written Options, at value	—	—	(144,900)	—	—	(144,900)
Swap Contracts, at value¤	—	—	(877,172)	—	(3,181,095)	(4,058,267)

Total	$—	$(6,796,411)	$(3,837,732)	$(3,045,356)	$(3,207,917)	$(16,887,416)

Net Realized Gain (Loss) on
Futures Contracts	$—	$4,894,558	$(22,004,043)	$—	$(8,881,675)	$(25,991,160)
Written Options	—	—	(230,519)	—	—	(230,519)
Swap Contracts	(731,267)	—	5,759,225	—	(785,763)	4,242,195
Forward Currency Contracts	—	—	—	9,540,592	—	9,540,592

Total	$(731,267)	$4,894,558	$(16,475,337)	$9,540,592	$(9,667,438)	$(12,438,892)

Change in Net Appreciation (Depreciation) on
Investments (purchased options)	$—	$—	$(76,589)	$—	$—	$(76,589)
Futures Contracts	—	(4,494,693)	1,387,478	—	(357,333)	(3,464,548)
Written Options	—	—	(606,371)	—	—	(606,371)
Swap Contracts	691,158	—	(3,018,543)	—	1,574,926	(752,459)
Forward Currency Contracts	—	—	—	3,240,251	—	3,240,251

Total	$691,158	$(4,494,693)	$(2,314,025)	$3,240,251	$1,217,593	$(1,659,716)

Strategic Opportunities Allocation Fund
Asset Derivatives
Swap Contracts, at value¤	$—	$—	$22,670	$—	$—	$22,670

Total	$—	$—	$22,670	$—	$—	$22,670

Liability Derivatives
Swap Contracts, at value¤	$—	$—	$(32,149)	$—	$—	$(32,149)

Total	$—	$—	$(32,149)	$—	$—	$(32,149)

Net Realized Gain (Loss) on
Swap Contracts	$—	$—	$293,695	$—	$—	$293,695

Total	$—	$—	$293,695	$—	$—	$293,695

Change in Net Appreciation (Depreciation) on
Swap Contracts	$—	$—	$(108,742)	$—	$—	$(108,742)

Total	$—	$—	$(108,742)	$—	$—	$(108,742)

^

Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

¤

The table includes cumulative unrealized appreciation/depreciation of futures and value of cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements, Master Securities Loan Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of OTC derivative transactions, repurchase agreements, reverse repurchase agreements and securities loans.

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February 29, 2024

The Master Agreements may include collateral posting terms and set-off provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the set-off and netting provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect an early termination of all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be paid by a Fund (or may be received by a Fund) in such an event is represented by the Net Amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, in the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from broker and any cash collateral received from the counterparty is reported as Due to broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements, reverse repurchase agreements and securities loans held by the Funds at February 29, 2024, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 29, 2024:

Consolidated Alternative Allocation Fund

	Gross Derivative		Derivative	Net Amount
	Assets Subject to	Collateral	Assets/Liabilities	of Derivative
Counterparty	Master Agreements	Received	Available for Offset	Assets
Barclays Bank PLC	$760,955	$(580,000)	$(67,716)	$113,239
Brown Brothers Harriman & Co.	5,975	—	—	5,975
Citibank N.A.	192,508	(21,717)	(170,791)	—	*
Citigroup Global Markets, Inc.	518,737	—	(373,640)	145,097
Deutsche Bank AG	94,975	(64,333)	(30,642)	—	*
Goldman Sachs International	493,882	(320,000)	(53,738)	120,144
JPMorgan Chase Bank, N.A.	708,188	(399,050)	(230,075)	79,063
Merrill Lynch Capital Services, Inc.	391,050	(110,204)	(280,846)	—	*
Morgan Stanley & Co. International PLC	440,643	(321,483)	(119,160)	—	*
Morgan Stanley & Co. LLC	790	—	(790)	—
Morgan Stanley Capital Services LLC	197,451	(10,000)	(172,789)	14,662
State Street Bank and Trust Company	402,080	(194,683)	(207,397)	—	*
UBS AG	203,707	—	(56,353)	147,354

Total	$4,410,941	$(2,021,470)	$(1,763,937)	$625,534

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February 29, 2024

Consolidated Alternative Allocation Fund (Continued)

	Gross Derivative		Derivative	Net Amount
	Liabilities Subject to	Collateral	Assets/Liabilities	of Derivative
Counterparty	Master Agreement	Pledged	Available for Offset	Liabilities
Barclays Bank PLC	$(67,716)	$—	$67,716	$—
Citibank N.A.	(170,791)	—	170,791	—
Citigroup Global Markets, Inc.	(373,640)	—	373,640	—
Deutsche Bank AG	(30,642)	—	30,642	—
Goldman Sachs International	(53,738)	—	53,738	—
JPMorgan Chase Bank, N.A.	(230,075)	—	230,075	—
Merrill Lynch Capital Services, Inc.	(280,846)	—	280,846	—
Morgan Stanley & Co. International PLC	(119,160)	—	119,160	—
Morgan Stanley & Co. LLC	(222,864)	222,074	790	—	*
Morgan Stanley Capital Services LLC	(172,789)	—	172,789	—
State Street Bank and Trust Company	(207,397)	—	207,397	—
UBS AG	(56,353)	—	56,353	—

Total	$(1,986,011)	$222,074	$1,763,937	$—

Benchmark-Free Fund

	Gross Derivative		Derivative	Net Amount
	Assets Subject to	Collateral	Assets/Liabilities	of Derivative
Counterparty	Master Agreements	Received	Available for Offset	Assets
Goldman Sachs International	$166,059	$—	$—	$166,059

Total	$166,059	$—	$—	$166,059

	Gross Derivative		Derivative	Net Amount
	Liabilities Subject to	Collateral	Assets/Liabilities	of Derivative
Counterparty	Master Agreement	Pledged	Available for Offset	Liabilities
Morgan Stanley Capital Services LLC	$(210,769)	$210,769	$—	$—	*

Total	$(210,769)	$210,769	$—	$—

Consolidated Implementation Fund

	Gross Derivative		Derivative	Net Amount
	Assets Subject to	Collateral	Assets/Liabilities	of Derivative
Counterparty	Master Agreements	Received	Available for Offset	Assets
Barclays Bank PLC	$2,196,129	$(1,634,655)	$(313,855)	$247,619
Brown Brothers Harriman & Co.	18,783	—	—	18,783
Citibank N.A.	74,181	—	(74,181)	—
Deutsche Bank AG	433,436	—	(172,296)	261,140
Goldman Sachs International	588,923	—	(136,935)	451,988
JPMorgan Chase Bank, N.A.	119,286	—	(119,286)	—
Morgan Stanley & Co. International PLC	414,060	—	(414,060)	—
Morgan Stanley & Co. LLC	2,275	—	(2,275)	—
State Street Bank and Trust Company	1,435,101	(394,197)	(1,040,904)	—	*
UBS AG	1,017,833	(825,158)	(192,675)	—	*

Total	$6,300,007	$(2,854,010)	$(2,466,467)	$979,530

191

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February 29, 2024

Consolidated Implementation Fund (Continued)

	Gross Derivative		Derivative	Net Amount
	Liabilities Subject to	Collateral	Assets/Liabilities	of Derivative
Counterparty	Master Agreement	Pledged	Available for Offset	Liabilities
Barclays Bank PLC	$(313,855)	$—	$313,855	$—
Citibank N.A.	(86,714)	—	74,181	(12,533)
Deutsche Bank AG	(172,296)	—	172,296	—
Goldman Sachs International	(136,935)	—	136,935	—
JPMorgan Chase Bank, N.A.	(703,078)	533,542	119,286	(50,250)
Morgan Stanley & Co. International PLC	(645,114)	231,054	414,060	—	*
Morgan Stanley & Co. LLC	(144,900)	142,625	2,275	—	*
Morgan Stanley Capital Services LLC	(630,957)	630,957	—	—	*
State Street Bank and Trust Company	(1,040,904)	—	1,040,904	—
UBS AG	(192,675)	—	192,675	—

Total	$(4,067,428)	$1,538,178	$2,466,467	$(62,783)

Strategic Opportunities Allocation Fund

	Gross Derivative		Derivative	Net Amount
	Assets Subject to	Collateral	Assets/Liabilities	of Derivative
Counterparty	Master Agreements	Received	Available for Offset	Assets
Goldman Sachs International	$22,670	$—	$—	$22,670

Total	$22,670	$—	$—	$22,670

	Gross Derivative		Derivative	Net Amount
	Liabilities Subject to	Collateral	Assets/Liabilities	of Derivative
Counterparty	Master Agreement	Pledged	Available for Offset	Liabilities
Morgan Stanley Capital Services LLC	$(32,149)	$32,149	$—	$—	*

Total	$(32,149)	$32,149	$—	$—

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts) and principal amounts or number of contracts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 29, 2024:

	Forward
	Currency	Futures	Options	Options	Swap
Fund Name	Contracts ($)	Contracts ($)	(Principal)	(Contracts)	Contracts ($)
Consolidated Alternative Allocation Fund	184,974,820	173,006,118	90,458,640	1,412	399,356,429
Benchmark-Free Fund	27,437,855	47,580,689	1,116,667	—	69,062,098
Consolidated Implementation Fund	957,777,806	782,645,947	13,112,500	4,738	1,499,360,947
Strategic Opportunities Allocation Fund	—	—	—	—	2,925,815

192

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Notes to Financial Statements — (Continued)

February 29, 2024

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to certain Funds. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Alternative Allocation Fund	Benchmark- Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implementation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Strategic Opportunities Allocation Fund
Management Fee	0.73%	0.65%	—	—	—	—	—	—	—	—

In addition, each class of shares of certain Funds pays GMO directly or indirectly a shareholder service or supplemental support fee. Shareholder service fees are paid to GMO for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class MF shares of Benchmark-Free Allocation Fund are subject to a supplemental support fee payable to GMO for providing supplemental support services to Class MF shareholders and their investment advisers. Those supplemental support services include, without limitation, (i) providing and presenting (a) educational and explanatory information about the Fund and its asset allocation strategy as requested or directed by an investor or its investment adviser; (b) similar educational and explanatory information about the strategies of the GMO Funds in which the Fund invests; (c) information for inclusion in the quarterly or other periodic reports of the investor; (ii) responding to information requests relating to oversight functions of the investor’s board of directors in areas including pricing, compliance, and taxation; (iii) providing access to and setting up meetings with GMO’s Chief Investment Strategist and Head of GMO’s Asset Allocation Team and other investment professionals of GMO; (iv) assisting with inquiries from an investor’s investment adviser; and (v) providing such other assistance as may be requested from time to time by an investor or its agent, so long as that assistance is not primarily intended to result in the sale of Fund shares.

Shareholder service and/or supplemental support fees are paid monthly at the annual rate equal to the percentage of each applicable Class’s average daily net assets set forth in the table below:

Fund Name	Class II		Class III		Class IV		Class V		Class VI	Class MF	Class R6	Class I
Alternative Allocation Fund	0.22	%*	0.15	%*	0.105	%*	0.085	%*	0.055%		0.22%	0.22%
Benchmark-Free Allocation Fund			0.15%		0.10%					0.10%	0.15%	0.15%

*	Class is offered but has no shareholders as of February 29, 2024.

For certain Funds, GMO does not charge the Fund a management fee or shareholder service fee, but it receives management and/or shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by GMO’s asset allocation decisions.

For each Fund, other than Alternative Allocation Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). For Implementation Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceed 0.01% of the Funds’ average daily net assets.

193

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Notes to Financial Statements — (Continued)

February 29, 2024

Subject to the exclusions noted below, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses (excluding, in the case of Class I shares, any amounts paid for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I shareholders), expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, organizational and start-up expenses, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. In the case of Benchmark-Free Fund, “Specified Operating Expenses” does not include the Fund’s direct custody expenses attributable to its holdings of emerging market securities.

For Alternative Allocation Fund, GMO has contractually agreed to waive its fees with respect to and/or reimburse the Fund to the extent that the Fund’s total annual fund operating expenses (after applying all other contractual and voluntary expense limitation arrangements in effect at the time) exceed the following amounts for each class of shares, in each case representing the average daily net assets for the indicated class of shares: 0.99% for Class II shares; 0.92% for Class III shares; 0.875% for Class IV shares; 0.855% for Class V shares; 0.825% for Class VI shares; 0.99% for Class R6 shares; and 0.99% for Class I shares (each, an “Expense Cap”). Fees and expenses of the “non-interested” Trustees and legal counsel to the “non-interested” Trustees, investment-related costs (such as brokerage commissions, interest, and acquired fund fees and expenses), payments out of assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries, taxes, litigation and indemnification expenses, judgments, and other extraordinary or non-recurring expenses not incurred in the ordinary course of the Fund’s business (collectively, “Excluded Expenses”), are excluded from the Expense Cap. GMO is permitted to recover from the Fund, on a class-by-class basis, expenses it has borne or reimbursed pursuant to an Expense Cap (whether through reduction of its fees or otherwise) to the extent that the Fund’s total annual fund operating expenses (excluding Excluded Expenses) later fall below that Expense Cap set forth above or any lower expense limit in effect when GMO seeks to recover the expenses. The Fund, however, is not obligated to pay any such amount more than three years after GMO bore or reimbursed an expense. Any such recovery will not cause the Fund to exceed the Expense Caps set forth above or any lower expense limits as is in effect at the time GMO seeks to recover expenses.

For the year ended February 29, 2024, GMO did not recoup any previously recorded waivers and/or reimbursements.

On February 29, 2024, the waivers and/or reimbursements subject to possible future recoupment are as follows:

	Expiring the	Expiring the	Expiring the
	year ending	year ending	year ending
	February 28,	February 28,	February 28,
	2025	2026	2027
Alternative Allocation Fund, Class VI	$245,810	$214,691	$150,748
Alternative Allocation Fund, Class R6	$185	$41	$17
Alternative Allocation Fund, Class I	$264,576	$466,588	$461,207

For each Fund, other than Benchmark-Free Allocation Fund, that pays GMO a management fee and shareholder service fee, GMO has contractually agreed to waive or reduce the Fund’s management fees and shareholder service fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust. Management fees and shareholder service fees will not be waived below zero.

For Benchmark-Free Allocation Fund, GMO has contractually agreed to waive or reduce the Fund’s management, shareholder service, and supplemental support fees to the extent necessary to offset the management fees and shareholder service fees paid to GMO that are directly or indirectly borne by the Fund or a class of shares of the Fund as a result of the Fund’s direct or indirect investments in other series of GMO Trust. In addition, GMO has contractually agreed to reduce the rate of the supplemental support fees charged to the Fund’s Class MF shares based on the net assets attributable to Class MF shares as of the last business day of the preceding month based on the following schedule: 0.10% on the first $6 billion of net assets, 0.05% on the next $2 billion, 0.03% on the next $2 billion, and 0.01% thereafter; provided, however, that the effective rate charged at any time will not be reduced to less than 0.06% of Class MF’s average daily net assets. The rate will be calculated before giving effect to any reduction or waiver. This reduction will continue through at least June 30, 2024, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

194

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

GMO has contractually agreed to waive its fees with respect to and/or reimburse Class I shares to the extent that amounts paid by the Fund out of the net assets attributable to Class I shares for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of Class I assets exceed 0.10% of such Fund’s average daily net assets attributable to Class I shares.

These contractual waivers and reimbursements will continue through at least June 30, 2024 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

Sub-Transfer Agent/Recordkeeping Payments

Class II, III, IV, V, VI, MF and R6 shares are not subject to payments to third parties for sub-transfer agent/recordkeeping and other administrative services. GMO may, on a case-by-case basis, make payments for sub-transfer agent, recordkeeping and other administrative services provided by financial intermediaries for the benefit of shareholders of these classes. Any such payments are made by GMO out of its own resources and are not an additional charge to a Fund or the holders of Class II, III, IV, V, VI, MF or Class R6 shares. These payments may create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

Class I shares are subject to payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries for the benefit of holders of Class I shares through an account maintained by a third-party platform or intermediary. These services are not primarily intended to result in the sale of Fund shares but instead to provide ongoing services with respect to holders of Class I shares through a third-party platform or intermediary. Because payments for sub-transfer agency, recordkeeping and other administrative services are paid out of a Fund’s Class I assets on an ongoing basis, over time they will increase the cost of an investment in Class I shares. In addition, GMO may, on a case-by-case basis, make payments for sub-transfer agency, recordkeeping and other administrative services provided by financial intermediaries with respect to shareholders of Class I shares. Any such payments will be made by GMO out of its own resources and will not be an additional charge to a Fund or the holders of Class I shares. Any such payments will create a conflict of interest by influencing a financial intermediary to recommend a Fund over another investment.

The Funds’ portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 29, 2024 is shown in the table below and is included in the Statements of Operations.

Independent Trustees and
Fund Name	their legal counsel ($)
Consolidated Alternative Allocation Fund	10,727
Benchmark-Free Allocation Fund	231,121
Benchmark-Free Fund	62,921
Global Asset Allocation Fund	19,369
Global Developed Equity Allocation Fund	3,915
Global Equity Allocation Fund	36,304
Consolidated Implementation Fund	204,270
International Developed Equity Allocation Fund	13,766
International Equity Allocation Fund	21,135
Strategic Opportunities Allocation Fund	11,558

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 29, 2024, the Funds below had indirect fees and expenses greater than 0.01% of the Fund’s average daily net assets.

195

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Fund Name	Total Indirect Expenses
Consolidated Alternative Allocation Fund	0.017%
Benchmark-Free Allocation Fund	0.447%*
Benchmark-Free Fund	0.095%
Global Asset Allocation Fund	0.678%*
Global Developed Equity Allocation Fund	0.529%
Global Equity Allocation Fund	0.561%
International Developed Equity Allocation Fund	0.620%
International Equity Allocation Fund	0.668%
Strategic Opportunities Allocation Fund	0.428%

*	Includes indirect interest and dividend expense on reverse repurchase agreements and short sales, respectively, and borrowing costs for investments sold short.

The Funds are permitted to purchase or sell securities from or to other GMO Trust funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another GMO Trust fund complies with rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 29, 2024, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, if applicable, for the year ended February 29, 2024 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)
Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Consolidated Alternative Allocation Fund	544,591,468	256,760,575	537,959,062	249,259,249
Benchmark-Free Allocation Fund	—	613,983,632	—	1,777,757,054
Benchmark-Free Fund	265,602,924	877,959,949	288,406,777	1,012,917,832
Global Asset Allocation Fund	—	55,491,819	—	63,705,739
Global Developed Equity Allocation Fund	—	13,737,306	—	17,422,203
Global Equity Allocation Fund	—	227,989,407	—	157,572,447
Consolidated Implementation Fund	1,084,952,492	3,248,338,740	1,178,058,764	3,580,967,833
International Developed Equity Allocation Fund	—	66,848,715	—	50,990,904
International Equity Allocation Fund	—	76,916,569	—	293,162,759
Strategic Opportunities Allocation Fund	—	113,848,227	3,550,275	100,763,099
Included in the table above are cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, if any, in accordance with U.S. GAAP for the year ended February 29, 2024. In-kind purchases and sales of securities, including short-term investments, if any, and net realized gains/(losses) attributed to redemption in-kind transactions, if any, are noted in the table below:

			Net realized gains/(losses)
	In-Kind	In-Kind	attributed to redemption in-kind
Fund Name	Purchases ($)	Sales ($)	transactions ($)
Benchmark-Free Allocation Fund	—	96,653,332	5,274,690

196

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders as of February 29, 2024

		Percentage of
		outstanding shares of
	Number of	the Fund held by those
	shareholders that held	shareholders owning
	more than 10% of the	greater than 10% of the
	outstanding shares of	outstanding shares of
Fund Name	the Fund	the Fund
Alternative Allocation Fund	3 ‡	88.20%
Benchmark-Free Allocation Fund	2	34.21%
Benchmark-Free Fund	4	56.53%
Global Asset Allocation Fund	1	23.10%
Global Developed Equity Allocation Fund	1	99.76%
Global Equity Allocation Fund	4	71.33%
Implementation Fund	1 ‡	97.14%
International Developed Equity Allocation Fund	2	95.97%
International Equity Allocation Fund	2	80.16%
Strategic Opportunities Allocation Fund	3	84.77%

‡	One of the shareholders is another fund of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Amount	Shares	Amount
Consolidated Alternative Allocation Fund
Class VI:
Shares sold	64,520	$1,188,398	248,004	$4,519,995
Shares issued to shareholders in reinvestment of distributions	119,240	2,188,056	32,535	566,438
Shares repurchased	(383,634)	(7,323,603)	(4,855,485)	(86,707,512)

Net increase (decrease)	(199,874)	$(3,947,149)	(4,574,946)	$(81,621,079)

Class R6:
Shares sold	55	$1,011	296	$5,338
Shares issued to shareholders in reinvestment of distributions	15	272	14	239
Shares repurchased	—	—	(1,299)	(22,947)

Net increase (decrease)	70	$1,283	(989)	$(17,370)

197

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Notes to Financial Statements — (Continued)

February 29, 2024

	Year Ended				Year Ended
	February 29, 2024				February 28, 2023
	Shares		Amount		Shares	Amount
Consolidated Alternative Allocation Fund (continued)
Class I:
Shares sold	1,085,265		$19,949,455		2,656,932	$47,445,755
Shares issued to shareholders in reinvestment of distributions	181,720		3,310,932		40,690	704,752
Shares repurchased	(1,385,612)		(25,502,050)		(2,957,606)	(52,585,684)

Net increase (decrease)	(118,627)		$(2,241,663)		(259,984)	$(4,435,177)

Benchmark-Free Allocation Fund
Class III:
Shares sold	5,879,422		$151,887,287		6,170,726	$153,112,114
Shares issued to shareholders in reinvestment of distributions	2,300,008		59,102,640		1,700,038	41,055,923
Shares repurchased	(29,103,728	)(a)	(749,129,829	)(a)	(13,268,957)	(323,224,193)

Net increase (decrease)	(20,924,298)		$(538,139,902)		(5,398,193)	$(129,056,156)

Class IV:
Shares sold	5,759,488		$148,428,733		6,932,185	$170,895,298
Shares issued to shareholders in reinvestment of distributions	1,475,092		37,903,543		1,108,221	26,763,533
Shares repurchased	(20,442,330)		(522,682,891)		(14,851,062)	(366,844,337)

Net increase (decrease)	(13,207,750)		$(336,350,615)		(6,810,656)	$(169,185,506)

Class MF:
Shares sold	367,932		$9,464,051		2,625,655	$65,056,569
Shares issued to shareholders in reinvestment of distributions	2,062,846		53,048,013		1,413,113	34,154,940
Shares repurchased	(15,519,741)		(399,253,914)		(14,268,897)	(347,835,107)

Net increase (decrease)	(13,088,963)		$(336,741,850)		(10,230,129)	$(248,623,598)

Class R6:
Shares sold	1,904,617		$48,537,634		3,970,400	$97,481,607
Shares issued to shareholders in reinvestment of distributions	637,926		16,372,870		348,177	8,401,511
Shares repurchased	(2,318,897)		(59,539,649)		(3,693,731)	(89,437,851)

Net increase (decrease)	223,646		$5,370,855		624,846	$16,445,267

Class I:
Shares sold	4,174,629		$107,212,168		4,738,564	$116,465,587
Shares issued to shareholders in reinvestment of distributions	514,724		13,210,230		304,924	7,357,817
Shares repurchased	(3,273,009)		(82,818,278)		(6,742,198)	(163,274,941)

Net increase (decrease)	1,416,344		$37,604,120		(1,698,710)	$(39,451,537)

Benchmark-Free Fund
Class III:
Shares sold	1,564,399		$27,830,000		1,484,656	$24,689,894
Shares issued to shareholders in reinvestment of distributions	3,133,596		58,799,305		3,920,225	67,377,050
Shares repurchased	(11,846,127)		(216,488,677)		(26,235,497)	(470,868,019)

Net increase (decrease)	(7,148,132)		$(129,859,372)		(20,830,616)	$(378,801,075)

198

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Amount	Shares	Amount
Global Asset Allocation Fund
Class III:
Shares sold	50,198	$1,587,504	473,497	$14,575,090
Shares issued to shareholders in reinvestment of distributions	509,587	16,247,374	357,538	10,298,498
Shares repurchased	(421,085)	(13,038,345)	(8,400,721)	(259,575,083)

Net increase (decrease)	138,700	$4,796,533	(7,569,686)	$(234,701,495)

Class R6:
Shares sold	19,949	$607,603	64,764	$1,982,932
Shares issued to shareholders in reinvestment of distributions	15,414	491,139	11,108	319,734
Shares repurchased	(427,083)	(13,554,690)	(188,328)	(5,666,318)

Net increase (decrease)	(391,720)	$(12,455,948)	(112,456)	$(3,363,652)

Class I:
Shares sold	28,802	$884,740	466,367	$13,525,172
Shares issued to shareholders in reinvestment of distributions	21,734	693,131	18,361	528,965
Shares repurchased	(120,251)	(3,775,016)	(420,725)	(12,679,758)

Net increase (decrease)	(69,715)	$(2,197,145)	64,003	$1,374,379

Global Developed Equity Allocation Fund
Class III:
Shares sold	698	$16,288	—	$—
Shares issued to shareholders in reinvestment of distributions	167,126	3,984,713	259,677	5,190,290
Shares repurchased	(366,986)	(7,938,104)	(739,254)	(15,371,367)

Net increase (decrease)	(199,162)	$(3,937,103)	(479,577)	$(10,181,077)

Global Equity Allocation Fund
Class III:
Shares sold	3,117,680	$84,074,550	1,532,903	$37,757,925
Shares issued to shareholders in reinvestment of distributions	1,108,141	29,977,737	3,990,115	92,127,935
Shares repurchased	(2,475,365)	(63,568,640)	(37,940,588)	(937,379,548)

Net increase (decrease)	1,750,456	$50,483,647	(32,417,570)	$(807,493,688)

Class R6:
Shares sold	84,328	$2,234,883	1,173,061	$29,466,929
Shares issued to shareholders in reinvestment of distributions	79,836	2,159,378	19,127	441,589
Shares repurchased	(69,452)	(1,866,872)	(44,928)	(1,113,582)

Net increase (decrease)	94,712	$2,527,389	1,147,260	$28,794,936

Class I:
Shares sold	466,634	$11,725,803	170,599	$4,396,674
Shares issued to shareholders in reinvestment of distributions	31,053	840,744	16,381	377,718
Shares repurchased	(277,487)	(7,415,256)	(75,618)	(1,802,725)

Net increase (decrease)	220,200	$5,151,291	111,362	$2,971,667

199

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Notes to Financial Statements — (Continued)

February 29, 2024

	Year Ended		Year Ended
	February 29, 2024		February 28, 2023
	Shares	Amount	Shares	Amount
Consolidated Implementation Fund
Core Class:
Shares sold	36,427,184	$459,481,082	27,254,347	$330,599,610
Shares issued to shareholders in reinvestment of distributions	16,329,420	206,158,943	11,299,681	132,069,652
Shares repurchased	(106,551,914)	(1,349,611,676)	(107,765,470)	(1,293,197,003)

Net increase (decrease)	(53,795,310)	$(683,971,651)	(69,211,442)	$(830,527,741)

International Developed Equity Allocation Fund
Class III:
Shares sold	781,534	$12,533,659	2,054,507	$30,234,734
Shares issued to shareholders in reinvestment of distributions	557,047	9,114,540	368,396	5,246,314
Shares repurchased	(356,267)	(5,683,743)	(1,541,811)	(23,674,258)

Net increase (decrease)	982,314	$15,964,456	881,092	$11,806,790

Class R6:
Shares sold	38,293	$602,355	28,805	$427,463
Shares issued to shareholders in reinvestment of distributions	30,751	502,850	22,740	323,823
Shares repurchased	(99,569)	(1,576,353)	(26,596)	(382,957)

Net increase (decrease)	(30,525)	$(471,148)	24,949	$368,329

International Equity Allocation Fund
Class III:
Shares sold	223,052	$5,950,720	1,109,511	$28,343,983
Shares issued to shareholders in reinvestment of distributions	191,364	5,246,520	513,528	12,524,610
Shares repurchased	(8,652,124)	(225,161,716)	(5,222,926)	(144,440,511)

Net increase (decrease)	(8,237,708)	$(213,964,476)	(3,599,887)	$(103,571,918)

Class R6:
Shares sold	173,197	$4,675,770	318,017	$8,752,419
Shares issued to shareholders in reinvestment of distributions	538,646	14,758,050	414,604	10,107,910
Shares repurchased	(849,728)	(22,557,109)	(898,761)	(22,014,901)

Net increase (decrease)	(137,885)	$(3,123,289)	(166,140)	$(3,154,572)

Strategic Opportunities Allocation Fund
Class III:
Shares sold	1,085,636	$17,070,757	1,043,303	$16,819,874
Shares issued to shareholders in reinvestment of distributions	486,277	8,058,120	819,400	12,262,878
Shares repurchased	(760,358)	(12,213,058)	(2,895,646)	(47,123,159)

Net increase (decrease)	811,555	$12,915,819	(1,032,943)	$(18,040,407)

(a)	3,714,578 shares and $96,653,332 were redeemed in-kind.

200

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities or an investment in other funds of GMO Trust. A summary of the Funds’ transactions involving companies that are or were affiliates during the year ended February 29, 2024 is set forth below:

									Net Increase/
									Decrease in
	Value,						Distributions	Net	Unrealized
	beginning of		Sales		Dividend		of Realized	Realized	Appreciation/	Value, end of
Affiliate	period	Purchases	Proceeds		Income		Gains	Gain (Loss)	Depreciation	period
Consolidated Alternative Allocation Fund
GMO Emerging Markets ex-China Fund, Class VI	$5,754,599	$—	$6,183,898		$83,688		$—	$123,020	$306,279	$—
GMO Resources Fund, Class VI	—	3,875,000	—		108,555		—	—	(565,506)	3,309,494

Totals	$5,754,599	$3,875,000	$6,183,898		$192,243		$—	$123,020	$(259,227)	$3,309,494

Benchmark-Free Allocation Fund
GMO Emerging Country Debt Fund, Class VI	$225,439,211	$13,082,786	$140,766,817	(a)	$13,082,786		$—	$(49,215,647)	$57,323,263	$105,862,796
GMO High Yield Fund, Class VI	90,670,017	2,019,636	61,524,828	(b)	2,019,636		—	(740,737)	4,364,683	34,788,771
GMO Implementation Fund	3,734,452,836	573,109,161	1,349,611,676	(c)	206,158,943		—	(43,177,824)	221,756,449	3,136,528,946
GMO Opportunistic Income Fund, Class VI	263,438,935	10,968,370	136,853,591		10,968,370		—	(8,582,565)	9,511,810	138,482,959
GMO SGM Major Markets Fund, Class VI	88,586,880	14,803,679	89,000,143		4,505,766		10,297,913	(23,242,048)	8,851,632	—

Totals	$4,402,587,879	$613,983,632	$1,777,757,055		$236,735,501		$10,297,913	$(124,958,821)	$301,807,837	$3,415,663,472

Benchmark-Free Fund
GMO Emerging Country Debt Fund, Class VI	$83,120,284	$4,126,096	$47,400,000		$4,126,096		$—	$(15,846,484)	$18,834,553	$42,834,449
GMO High Yield Fund, Class VI	63,734,779	572,597	52,100,000		572,597		—	(1,391,925)	2,898,016	13,713,467
GMO Opportunistic Income Fund, Class VI	68,635,629	—	18,000,000		3,674,943		—	(761,130)	836,482	50,710,981
GMO Resources Fund, Class VI	41,081,249	14,313,492	—		1,822,152		791,341	—	(8,796,960)	46,597,781
GMO SGM Major Markets Fund, Class VI	29,075,472	4,858,777	28,185,243		1,478,857		3,379,921	(9,315,204)	3,566,198	—
GMO U.S. Treasury Fund	1,230,461	113,389,500	113,335,480		—	*	—	19,908	—	1,304,389

Totals	$286,877,874	$137,260,462	$259,020,723		$11,674,645		$4,171,262	$(27,294,835)	$17,338,289	$155,161,067

Global Asset Allocation Fund
GMO Alternative Allocation Fund, Class VI	$48,411,511	$3,329,949	$7,175,000		$2,151,479		$—	$(337,203)	$370,258	$44,599,515
GMO Asset Allocation Bond Fund, Class VI	20,113,672	2,779,265	2,248,896		1,080,919		—	(295,780)	(336,701)	20,011,560
GMO Emerging Country Debt Fund, Class VI	10,468,900	1,141,014	1,495,207		1,141,015		—	(843,120)	1,569,931	10,841,518

201

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Global Asset Allocation Fund (continued)
GMO Emerging Markets ex-China Fund, Class VI	$23,354,081	$1,731,673	$3,689,916	$1,731,673	$—	$(1,263,622)	$4,943,565	$25,075,781
GMO Emerging Markets Fund, Class VI	25,997,689	1,911,531	4,855,484	1,911,531	—	(2,493,066)	4,705,357	25,266,027
GMO High Yield Fund, Class VI	6,868,538	—	7,135,399	—	—	(9,520)	276,381	—
GMO International Equity Fund, Class IV	61,754,726	3,435,213	22,433,604	3,435,213	—	(1,792,890)	5,811,946	46,775,391
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class III	—	24,177,833	24,209,643	42,436	—	31,810	—	—
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	—	24,347,572	1,351,923	498,679	219,069	100,665	1,339,011	24,435,325
GMO-Usonian Japan Value Creation Fund, Class VI	13,795,046	669,538	2,010,240	669,538	—	(166,648)	2,383,572	14,671,268
GMO Multi-Sector Fixed Income Fund, Class IV	40,659,884	—	620,000	—	—	(159,332)	1,747,156	41,627,708
GMO Opportunistic Income Fund, Class VI	10,403,498	677,987	630,000	677,988	—	(54,420)	30,485	10,427,550
GMO Quality Cyclicals Fund, Class VI	10,368,785	977,762	933,241	192,189	785,572	104,669	336,582	10,854,557
GMO Quality Fund, Class VI	9,574,699	463,475	1,699,215	115,582	347,892	230,816	2,583,098	11,152,873
GMO Resources Fund, Class VI	—	7,203,525	—	203,524	—	—	(813,928)	6,389,597
GMO Small Cap Quality Fund, Class VI	10,654,800	1,330,868	2,122,750	32,079	1,298,788	320,199	808,632	10,991,749
GMO U.S. Equity Fund, Class VI	16,671,178	2,147,709	2,086,481	252,545	1,895,163	(410,137)	2,170,463	18,492,732
GMO U.S. Opportunistic Value Fund, Class VI	23,008,064	1,296,892	1,095,595	552,213	744,678	70,361	2,139,483	25,419,205
GMO U.S. Small Cap Value Fund, Class VI	7,061,808	143,978	781,372	143,978	—	(333,203)	1,107,328	7,198,539
GMO U.S. Treasury Fund	8,036	1,355,862	761,600	5,633	—	19	(3)	602,314

Totals	$339,174,915	$79,121,646	$87,335,566	$14,838,214	$5,291,162	$(7,300,402)	$31,172,616	$354,833,209

Global Developed Equity Allocation Fund
GMO Emerging Markets ex-China Fund, Class VI	$5,208,340	$334,353	$1,209,606	$334,353	$—	$(545,904)	$1,247,956	$5,035,139
GMO International Equity Fund, Class IV	26,045,425	1,420,825	10,236,743	1,392,002	—	1,039,656	514,621	18,783,784

202

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Global Developed Equity Allocation Fund (continued)
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class III	$—	$6,913,729	$6,913,729	$13,729	$—	$—	$—	$—
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	—	7,107,790	776,908	129,818	57,029	(15,490)	396,174	6,711,566
GMO-Usonian Japan Value Creation Fund, Class VI	2,653,243	124,178	412,376	124,178	—	(50,124)	458,061	2,772,982
GMO Quality Cyclicals Fund, Class VI	3,852,762	347,857	717,031	65,008	276,652	17,157	68,454	3,569,199
GMO Quality Fund, Class VI	9,468,743	427,281	1,567,755	108,178	319,102	170,275	2,484,323	10,982,867
GMO Resources Fund, Class VI	—	2,221,596	199,554	56,596	—	(18,893)	(226,336)	1,776,813
GMO Small Cap Quality Fund, Class VI	3,836,577	443,529	1,030,818	10,103	414,520	115,605	228,742	3,593,635
GMO U.S. Equity Fund,
Class VI	4,067,439	500,405	500,251	57,177	443,228	(103,559)	480,365	4,444,399
GMO U.S. Opportunistic Value Fund, Class VI	10,040,826	676,657	771,160	227,619	313,542	(49,660)	909,175	10,805,838
GMO U.S. Small Cap Value Fund, Class VI	1,811,524	132,834	—	38,863	—	—	216,912	2,161,270

Totals	$66,984,879	$20,651,034	$24,335,931	$2,557,624	$1,824,073	$559,063	$6,778,447	$70,637,492

Global Equity Allocation Fund
GMO Emerging Markets ex-China Fund, Class VI	$57,572,405	$15,737,437	$9,449,941	$4,729,662	$—	$(3,684,952)	$13,089,487	$73,264,436
GMO Emerging Markets Fund, Class VI	66,864,262	21,080,816	13,355,822	5,470,885	—	(7,452,717)	13,941,373	81,077,912
GMO International Equity Fund, Class IV	193,720,044	30,649,592	90,596,143	9,631,102	—	(9,779,933)	22,621,275	146,614,835
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class III	—	61,305,324	61,390,545	120,785	—	85,221	—	—
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	—	71,091,934	3,356,752	1,245,401	547,102	115,245	4,036,407	71,886,834

203

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Affiliate	Value, beginning of period	Purchases	Sales Proceeds		Dividend Income		Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Global Equity Allocation Fund (continued)
GMO-Usonian Japan Value Creation Fund, Class VI	$23,544,917	$5,434,214	$3,593,625		$1,161,514		$—	$(368,951)	$4,406,148	$29,422,703
GMO Quality Cyclicals Fund, Class VI	28,770,184	7,377,740	948,356		564,946		2,283,386	83,011	1,491,525	36,774,104
GMO Quality Fund, Class VI	71,537,500	14,293,060	17,075,508		799,851		2,372,224	1,460,330	19,760,000	89,975,382
GMO Resources Fund, Class VI	—	23,954,310	1,662,020		650,223		—	(17,780)	(2,136,348)	20,138,162
GMO Small Cap Quality Fund, Class VI	29,750,989	8,654,385	4,804,250		91,346		3,705,588	779,765	2,954,106	37,334,995
GMO U.S. Equity Fund, Class VI	29,699,442	7,725,925	3,363,214		438,568		3,337,357	(759,756)	4,307,767	37,610,164
GMO U.S. Opportunistic Value Fund, Class VI	70,821,461	16,681,646	6,255,530		1,682,820		2,298,157	198,735	7,464,950	88,911,262
GMO U.S. Small Cap Value Fund, Class VI	17,102,735	3,763,603	1,481,320		377,131		—	(82,065)	2,336,059	21,639,012

Totals	$589,383,939	$287,749,986	$217,333,026		$26,964,234		$14,543,814	$(19,423,847)	$94,272,749	$734,649,801

Consolidated Implementation Fund
GMO U.S. Treasury Fund	$1,119,668	$225,802,099	$223,659,731		$—	*	$—	$37,240	$2,210	$3,301,486

International Developed Equity Allocation Fund
GMO Emerging Markets ex-China Fund, Class VI	$18,016,158	$2,261,618	$2,092,416	(a)	$1,401,783		$—	$(704,485)	$3,676,706	$21,157,581
GMO International Equity Fund, Class IV	199,942,022	17,621,125	47,335,598	(b)	13,328,127		—	(2,442,163)	17,816,912	185,602,298
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class III	—	42,961,458	42,961,538	(c)	70,726		—	80	—	—
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	—	46,480,441	1,186,419		908,960		399,305	92,080	2,471,990	47,858,092
GMO-Usonian Japan Value Creation Fund, Class VI	9,172,729	467,612	358,471		467,612		—	(39,286)	1,562,541	10,805,125

Totals	$227,130,909	$109,792,254	$93,934,442		$16,177,208		$399,305	$(3,093,774)	$25,528,149	$265,423,096

International Equity Allocation Fund
GMO Emerging Markets ex-China Fund, Class VI	$39,608,956	$2,098,079	$21,340,897		$1,702,731		$—	$(6,932,029)	$10,838,423	$24,272,532

204

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
International Equity Allocation Fund (continued)
GMO Emerging Markets Fund, Class VI	$140,917,055	$11,876,248	$70,446,834	$7,611,987	$—	$(24,339,085)	$31,924,216	$89,931,600
GMO International Equity Fund, Class IV	291,592,810	15,449,181	178,785,572	10,848,194	—	6,390,042	7,787,720	142,434,181
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class III	—	44,242,765	44,288,140	82,765	—	45,375	—	—
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	—	45,246,967	10,878,792	693,110	304,482	58,048	1,926,963	36,353,186
GMO-Usonian Japan Value Creation Fund, Class VI	19,689,572	1,254,508	10,673,703	583,657	—	(756,507)	2,860,848	12,374,718

Totals	$491,808,393	$120,167,748	$336,413,938	$21,522,444	$304,482	$(25,534,156)	$55,338,170	$305,366,217

Strategic Opportunities Allocation Fund
GMO Asset Allocation Bond Fund, Class VI	$—	$12,660,129	$445,000	$390,129	$—	$29,076	$763,092	$13,007,297
GMO Emerging Country Debt Fund, Class VI	6,386,651	1,749,569	—	799,569	—	—	540,263	8,676,483
GMO Emerging Markets ex-China Fund, Class VI	16,871,485	1,221,308	2,815,000	1,221,308	—	(920,416)	3,606,068	17,963,445
GMO Emerging Markets Fund, Class VI	16,668,100	1,172,667	3,205,000	1,172,666	—	(1,225,160)	2,591,664	16,002,271
GMO High Yield Fund, Class VI	—	5,000,000	5,105,758	—	—	105,758	—	—
GMO International Equity Fund, Class IV	24,591,450	7,230,450	2,315,000	2,124,693	—	206,104	1,975,546	31,688,550
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class III	—	17,242,935	17,316,106	42,935	—	73,171	—	—
GMO International Opportunistic Value Fund (formerly GMO Tax-Managed International Equities Fund), Class IV	—	16,819,287	—	349,602	153,579	—	1,255,027	18,074,314
GMO-Usonian Japan Value Creation Fund, Class VI	10,075,534	464,199	1,300,000	464,199	—	75,821	1,479,666	10,795,220
GMO Multi-Sector Fixed Income Fund, Class IV	10,765,156	8,200,000	12,270,000	—	—	(1,222,056)	1,161,366	6,634,466

205

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 29, 2024

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Net Realized Gain (Loss)	Net Increase/ Decrease in Unrealized Appreciation/ Depreciation	Value, end of period
Strategic Opportunities Allocation Fund (continued)
GMO Quality Fund, Class VI	$7,408,770	$333,465	$1,200,000	$82,509	$250,955	$154,494	$1,940,635	$8,637,364
GMO Resources Fund, Class VI	—	5,145,374	—	145,374	—	—	(581,377)	4,563,997
GMO Small Cap Quality Fund, Class VI	7,332,851	932,103	730,000	22,436	909,668	111,880	694,794	8,341,628
GMO U.S. Equity Fund, Class VI	9,770,751	1,226,344	955,000	141,676	1,084,667	(104,521)	1,162,623	11,100,197
GMO U.S. Opportunistic Value Fund, Class VI	16,800,764	947,006	1,035,000	403,233	543,773	78,438	1,540,860	18,332,068
GMO U.S. Treasury Fund	4,095,276	10,175,530	11,000,000	175,531	—	(23,929)	30,178	3,277,055

Totals	$130,766,788	$90,520,366	$59,691,864	$7,535,860	$2,942,642	$(2,661,340)	$18,160,405	$177,094,355

*

Excludes income from investment of cash collateral from securities lending in GMO U.S. Treasury Fund. Income (net of fee rebates paid to the borrower and fees paid to the lending agent) from investment of cash collateral from securities lending in GMO U.S. Treasury Fund was $79,933 and $169,925 in Benchmark-Free Fund and Consolidated Implementation Fund, respectively, during the year.

(a)	$3,116,817 was redeemed in-kind.

(b)	$1,024,828 was redeemed in-kind.

(c)	$92,511,687 was redeemed in-kind.

11.	Subsequent events

Subsequent to February 29, 2024, GMO Benchmark-Free Allocation Fund and GMO Implementation Fund received redemption requests in the amount of $892,772,634 and $807,615,336, respectively.

206

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of GMO Trust and Shareholders of GMO Alternative Allocation Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO Implementation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, and GMO Strategic Opportunities Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eleven of the funds constituting GMO Trust, hereafter collectively referred to as the “Funds”) as of February 29, 2024, the related statements of operations, of changes in net assets and of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2024, and the results of each of their operations, the changes in each of their net assets and of each of their cash flows for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

(1) GMO Benchmark-Free Allocation Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund
(2) GMO Benchmark-Free Fund, GMO Strategic Opportunities Allocation Fund
(3) GMO Alternative Allocation Fund, GMO Implementation Fund
(1) Statement of assets and liabilities, including the schedule of investments, as of February 29, 2024, the related statement of operations for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, and the financial highlights for each of the periods indicated therein.

(2) Statement of asset and liabilities, including the schedule of investments, as of February 29, 2024, the related statement of operations and of cash flows for the year ended February 29, 2024, the statement of changes in net assets for each of the two years in the period ended February 29, 2024, and the financial highlights for each of the periods indicated therein.

(3) Consolidated statement of asset and liabilities, including the consolidated schedule of investments, as of February 29, 2024, the related consolidated statement of operations and of cash flows for the year ended February 29, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended February 29, 2024, and the consolidated financial highlights for each of the periods indicated therein.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

207

Report of Independent Registered Public Accounting Firm - (Continued)

Our procedures included confirmation of securities owned as of February 29, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, MA

April 25, 2024

We have served as the auditor of one or more investment companies in the GMO mutual funds complex since 1985.

208

GMO Trust Funds

Fund Expenses

February 29, 2024 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 29, 2024.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and supplemental support fees to Class MF and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2023 through February 29, 2024.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
Alternative Allocation Fund
Class VI	$1,000.00	$1,030.70	$8.53	$1,000.00	$1,016.46	$8.47	1.69%
Class R6	$1,000.00	$1,029.90	$9.34	$1,000.00	$1,015.66	$9.27	1.85%
Class I	$1,000.00	$1,028.70	$9.99	$1,000.00	$1,015.02	$9.92	1.98%
Benchmark-Free Allocation Fund
Class III	$1,000.00	$1,065.90	$4.26	$1,000.00	$1,020.74	$4.17	0.83%
Class IV	$1,000.00	$1,066.80	$4.01	$1,000.00	$1,020.99	$3.92	0.78%
Class MF	$1,000.00	$1,066.70	$4.01	$1,000.00	$1,020.99	$3.92	0.78%
Class R6	$1,000.00	$1,066.60	$4.26	$1,000.00	$1,020.74	$4.17	0.83%
Class I	$1,000.00	$1,065.90	$4.78	$1,000.00	$1,020.24	$4.67	0.93%
Benchmark-Free Fund
Class III	$1,000.00	$1,077.50	$2.43	$1,000.00	$1,022.53	$2.36	0.47%
Global Asset Allocation Fund
Class III	$1,000.00	$1,080.30	$3.10	$1,000.00	$1,021.88	$3.02	0.60%
Class R6	$1,000.00	$1,080.40	$3.10	$1,000.00	$1,021.88	$3.02	0.60%
Class I	$1,000.00	$1,079.60	$3.62	$1,000.00	$1,021.38	$3.52	0.70%
Global Developed Equity Allocation Fund
Class III	$1,000.00	$1,103.50	$3.56	$1,000.00	$1,021.48	$3.42	0.68%
Global Equity Allocation Fund
Class III	$1,000.00	$1,108.40	$2.99	$1,000.00	$1,022.03	$2.87	0.57%
Class R6	$1,000.00	$1,108.40	$2.99	$1,000.00	$1,022.03	$2.87	0.57%
Class I	$1,000.00	$1,108.10	$3.51	$1,000.00	$1,021.53	$3.37	0.67%

209

GMO Trust Funds

Fund Expenses — (Continued)

February 29, 2024 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Beginning Account Value September 1, 2023	Ending Account Value February 29, 2024	Expenses Paid During the Period*	Annualized Expense Ratio
Implementation Fund
Core Class	$1,000.00	$1,071.10	$1.91	$1,000.00	$1,023.02	$1.86	0.37%
International Developed Equity Allocation Fund
Class III	$1,000.00	$1,094.80	$5.00	$1,000.00	$1,020.09	$4.82	0.96%
Class R6	$1,000.00	$1,094.10	$5.00	$1,000.00	$1,020.09	$4.82	0.96%
International Equity Allocation Fund
Class III	$1,000.00	$1,110.80	$4.67	$1,000.00	$1,020.44	$4.47	0.89%
Class R6	$1,000.00	$1,110.40	$4.67	$1,000.00	$1,020.44	$4.47	0.89%
Strategic Opportunities Allocation Fund
Class III	$1,000.00	$1,089.70	$4.68	$1,000.00	$1,020.39	$4.52	0.90%

*

Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 29, 2024, multiplied by the average account value over the period, multiplied by 182 days in the period, divided by 366 days in the year.

210

GMO Trust Funds

Tax Information for the Tax Year Ended February 29, 2024 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 29, 2024:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	U.S. Government Obligation Income(1)(2)	Interest- Related Dividend Income ($)(3)	Short-Term Capital Gain Dividends ($)(3)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid ($)(4)	Foreign Source Income ($)(4)	Section 199A Dividend Income (non-corporate shareholders) ($)(5)
Alternative Allocation Fund	9.74%	30.75%	31.04%	3,236,606	—	—	—	—	19,736
Benchmark-Free Allocation Fund	7.51%	43.81%	21.35%	48,752,141	—	—	13,645,276	108,401,362	69,720
Benchmark-Free Fund	7.66%	44.24%	16.28%	12,921,723	—	—	—	—	—
Global Asset Allocation Fund	7.59%	36.11%	4.82%	2,059,589	—	—	754,232	7,489,290	12,390
Global Developed Equity Allocation Fund	11.62%	45.58%	—	—	—	—	144,503	1,569,055	2,017
Global Equity Allocation Fund	9.81%	45.31%	—	—	—	—	2,050,434	20,478,283	20,098
Implementation Fund	7.74%	45.17%	20.41%	46,439,616	—	—	13,645,276	108,401,362	69,720
International Developed Equity Allocation Fund	—	65.82%	—	—	—	—	955,478	11,680,161	—
International Equity Allocation Fund	—	57.05%	—	—	—	—	1,665,125	18,650,519	—
Strategic Opportunities Allocation Fund	8.92%	44.91%	4.71%	2,389,747	—	—	654,902	6,025,877	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)

These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest-related dividend amounts may include short-term capital gain distributions received from underlying funds.

(4)

The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders. All amounts presented above are based upon net investment income earned.

(5)	The Fund hereby designates the above qualified business incomes under Section 199A of the Code.

In early 2025, the Funds will notify applicable shareholders of amounts for use in preparing 2024 U.S. federal income tax forms.

211

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 29, 2024. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 53 State Street, Suite 3300, Boston, MA 02109. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Ms. Santoro, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant –Law and Business; Author of Legal Treatises.	31	Director, BeiGene Ltd. (biotech).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Professor of Finance (July 1, 2011 - June 30, 2022) and Peter Moores Dean and Professor of Finance (July 1, 2011 – June 30, 2021) University of Oxford, Said Business School; Baker Foundation Professor, Harvard Business School (since July 1, 2022).	31	None

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Retired	31	Trustee of HIMCO Variable Insurance Trust (27 Portfolios) (April 2014 – April 2019).

212

Interested Trustee and Officer

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held in the Past Five Years
Dina Santoro[1] YOB: 1973	Trustee; President of the Trust	Trustee and President since February 2023.	Chief Operating Officer, Grantham,
Mayo, Van Otterloo & Co. LLC
(February 2023 – Present);
President, Chief Executive Officer,
and Director, Voya Investments,
LLC, Voya Capital, LLC, and
Voya Funds Services, LLC
(September 2022 – December
2022); Director and Senior Vice
President, Voya Investments
Distributor, LLC (April 2018 –
December 2022); Chief Operating
Officer, Voya Investment
Management (January 2022 –
December 2022); Senior Managing
Director, Head of Product and
Marketing Strategy, Voya
Investment Management
(September 2017-December 2022).
Formerly, President and Director,
Voya Investments, LLC and Voya
Capital, LLC (March 2018-
September 2022); Director, Voya
Funds Services, LLC (March 2018-
			September 2022).	31	Voya Separate Portfolios Trust (July 2018 – December 2022).

[1]	Ms. Santoro is an “interested person” of the Trust, as such term is used in the 1940 Act (as “Interested Trustee”), by virtue of her positions with the Trust and GMO indicated in the table above.

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Dina Santoro YOB: 1973	Trustee; President of the Trust	Trustee and President since February 2023.	Chief Operating Officer, Grantham, Mayo, Van Otterloo & Co. LLC (February 2023 – Present); President, Chief Executive Officer, and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – December 2022); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – December 2022); Chief Operating Officer, Voya Investment Management (January 2022 – December 2022); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 - December 2022). Formerly, President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 - September 2022); Director, Voya Funds Services, LLC (March 2018 - September 2022).

Tara Pari YOB: 1976	Chief Executive Officer	Chief Executive Officer since November 2020.	Head of Fund Reporting, Risk and Controls and Proxy Voting (October 2021 - present), Grantham, Mayo, Van Otterloo & Co. LLC; Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – November 2020); Head of Fund Reporting and Risk and Controls, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 – present).

213

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Betty Maganzini YOB: 1972	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer, Chief Accounting Officer and Chief Financial Officer since September 2018; Assistant Treasurer, September 2013 – September 2018.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present).

Susan Saw YOB: 1981	Assistant Treasurer	Since September 2019.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (March 2011 – present).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Head of Tax, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 - present); Head of Fund Tax, Grantham, Mayo, Van Otterloo & Co. LLC (2018 - 2020).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present).

Devin Kelly YOB: 1984	Assistant Treasurer	Since June 2020.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2012 – present).

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Treasury and Payables Manager, Grantham, Mayo, Van Otterloo & Co. LLC (November 2020 – present); Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – November 2020).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President-Law and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present).

Kelly Butler YOB: 1974	Anti-Money Laundering Officer	Since March 2020.	Compliance Manager (March 2016 – present); Compliance Specialist, Grantham, Mayo, Van Otterloo & Co. LLC (November 2007 – March 2016).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

214

AR-022924-AA

Item 2. Code of Ethics.

As of February 29, 2024, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Code of Ethics”). During the year ended February 29, 2024 there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)

AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2024 and 2023 were $1,558,243 and $1,632,394, respectively.

(b)

AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2024 and 2023 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $30,420 and $28,518, respectively. The aggregate fees billed in 2024 and 2023 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $402,790 and $423,269, respectively.

(c)

TAX FEES: The aggregate fees billed to the registrant in 2024 and 2023 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $883,302 and $741,910, respectively. The aggregate fees billed in 2024 and 2023 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $0 and $0, respectively.

(d)

ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2024 and 2023.

(e)

(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)

NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2024 and 2023 for non-audit services rendered to the registrant and the registrant’s Service Affiliates were $1,351,512 and $1,228,697, respectively. For the fiscal year ended February 29, 2024, this amount reflects the amounts disclosed above in Item 4(b), (c), (d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 28, 2023, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*	Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 13. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3) Not applicable to this registrant.

(b)

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Tara Pari
Tara Pari, Chief Executive Officer
Date: May 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Tara Pari
Tara Pari, Principal Executive Officer
Date: May 2, 2024

By (Signature and Title):	/s/ Betty Maganzini
Betty Maganzini, Principal Financial Officer
Date: May 2, 2024